                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03833

                          MAINSTAY VP SERIES FUND, INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E.H. Morrison, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 576-7000

Date of fiscal year end: 12/31

Date of reporting period: 01/01/06 - 06/30/06

                                   FORM N-CSRS

ITEM 1. REPORTS TO STOCKHOLDERS.

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY VP SERIES FUND, INC.

                    NOT A PART OF THE
                    SEMIANNUAL REPORT

A MESSAGE FROM
THE PRESIDENT

In the first six months of 2006, energy prices continued to rise, the housing market began to cool, and Ben Bernanke replaced Alan Greenspan as Chairman of the Federal Reserve. Meanwhile, investors seeking to assess the direction in which the markets were heading paid close attention to corporate earnings, wages, commodity prices, and interest rates.

During the first quarter, a strong economic rebound helped domestic equities advance. From a price perspective, stocks in general reached their high point for the six-month period in early May. From May 5 through mid-June, however, major equity indexes gave up more ground than they had gained earlier in the reporting period. When indicators finally suggested that economic growth was moderating, the stock market staged a modest comeback.

According to Russell data, small-capitalization stocks were the strongest performers during the first half of 2006, followed by mid-cap and large-cap issues. Over the same period, value stocks outperformed growth stocks at all capitalization levels. Almost all capitalization and style segments recorded positive returns for the period, with large-cap growth stocks the sole exception.

During the first half of the year, international stocks were particularly strong. All international equity sectors advanced during the reporting period.

The Federal Open Market Committee met four times during the first half of 2006 and increased the targeted federal funds rate by 25 basis points on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of June, the targeted federal funds rate stood at 5.25%. Although interest rates generally rose along with the Federal Reserve's rate hikes, the changes were by no means uniform across the Treasury yield curve. During the first quarter, the yield curve flattened, inverted, and flattened again. In the second quarter, rates rose across the Treasury yield curve.

Steadily rising interest rates made the first half of 2006 a challenging period for bond investors focused on investment-grade bonds or emerging-market debt. Both sectors recorded negative returns for the reporting period. On the brighter side, convertible securities, leveraged loans, and high-yield bonds generally provided positive results.

While no one can predict what the markets will bring, the Portfolios of MainStay VP Series Fund, Inc., seek to consistently apply established investment strategies and processes across a variety of market environments. While maintaining a long-range perspective, our Portfolio Managers pursue the investment objectives of their respective Portfolios with insight and discipline developed through many years of prudent investment management.

The reports that follow provide more detailed information about the market forces, securities, and management decisions that affected your investments in the first half of 2006. We hope you will find the information useful in your continuing effort to stay abreast of the markets and informed about the progress of your Portfolios.

Sincerely yours,


-s- Christopher O. Blunt


Christopher O. Blunt
President
MainStay VP Series Fund, Inc.

July 2006


                       Not part of the Semiannual Report

                                                         SEC File Nos. 002-86082
                                                                    811-03833-01

                         MAINSTAY VP SERIES FUND, INC.

                Supplement dated August 23, 2006 ("Supplement") to the Prospectus dated May 1, 2006 ("Prospectus"), as supplemented July 5, 2006

    This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. ("Fund"). You may obtain copies of the Prospectuses and the Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

1.  PORTFOLIO MANAGER CHANGES

    Christopher Harms and Devon McCormick have each resigned as portfolio managers to various Portfolios of the Fund. Therefore, all references to Christopher Harms and Devon McCormick in the prospectus are hereby deleted.

    a. The "PORTFOLIO MANAGERS" section on page A-64 of the prospectus is revised to amend the portfolio manager listing for the affected portfolios as follows:

        CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Gary Goodenough

        CONSERVATIVE ALLOCATION PORTFOLIO -- Tony Elavia

        GOVERNMENT PORTFOLIO -- Joseph Portera and Gary Goodenough

        GROWTH ALLOCATION PORTFOLIO -- Tony Elavia

        MODERATE ALLOCATION PORTFOLIO -- Tony Elavia

        MODERATE GROWTH ALLOCATION PORTFOLIO -- Tony Elavia

        TOTAL RETURN PORTFOLIO -- Gary Goodenough, Joseph Portera, Richard A. Rosen and Edmund C. Spelman

    b. The "PORTFOLIO MANAGER BIOGRAPHIES" section beginning on page A-64 is amended to delete the biographies of Christopher Harms and Devon McComick.

2.  ASSET ALLOCATION PORTFOLIOS

    The Fund's Board of Directors has authorized the MainStay VP Asset Allocation Portfolios to invest in affiliated MainStay mutual funds as underlying investment options.

                       Not part of the Semiannual Report

    a. The tables that appear on pages A-5 and A-6 of the prospectus, illustrating each Asset Allocation Portfolio's target allocations among asset classes, are revised as follows:

MAINSTAY VP CONSERVATIVE ALLOCATION

            ------------------------------------------------------------------------------------
                                     TARGET
            ASSET CLASS            ALLOCATION                 PORTFOLIO/FUND NAME
            ------------------------------------------------------------------------------------
            Domestic Equity            35%      MainStay VP Basic Value Portfolio
                                                ------------------------------------------------
                                                MainStay VP Capital Appreciation Portfolio
                                                ------------------------------------------------
                                                MainStay VP Common Stock Portfolio
                                                ------------------------------------------------
                                                MainStay VP Developing Growth Portfolio
                                                ------------------------------------------------
                                                MainStay VP Income & Growth Portfolio
                                                ------------------------------------------------
                                                MainStay VP Large Cap Growth Portfolio
                                                ------------------------------------------------
                                                MainStay All Cap Growth Fund
                                                ------------------------------------------------
                                                MainStay All Cap Value Fund
                                                ------------------------------------------------
                                                MainStay Growth Equity Fund
                                                ------------------------------------------------
                                                MainStay ICAP Equity Fund*
            ------------------------------------------------------------------------------------
            International Equity        5%      MainStay VP International Equity Portfolio
            ------------------------------------------------------------------------------------
            Fixed Income               60%      MainStay VP Bond Portfolio
                                                ------------------------------------------------
                                                MainStay VP Convertible Portfolio
                                                ------------------------------------------------
                                                MainStay VP Floating Rate Portfolio
                                                ------------------------------------------------
                                                MainStay Diversified Income Fund
                                                ------------------------------------------------
                                                MainStay Indexed Bond Fund
            ------------------------------------------------------------------------------------

            --------------------  ------------------------------------------------

            ASSET CLASS                         PORTFOLIO/FUND NAME
            --------------------  ------------------------------------------------
            Domestic Equity       MainStay VP Mid Cap Core Portfolio
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Mid Cap Growth Portfolio
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Mid Cap Value Portfolio
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP S&P 500 Index Portfolio
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Small Cap Growth Portfolio
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Value Portfolio
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Large Cap Opportunity Fund
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay MAP Fund
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Mid Cap Opportunity Fund
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Small Cap Value Fund
            ------------------------------------------------------------------------------------
            International Equity  MainStay ICAP International Fund*
            ------------------------------------------------------------------------------------
            Fixed Income          MainStay VP Government Portfolio
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP High Yield Corporate Bond Portfolio
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Cash Management Portfolio
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Short Term Bond Fund
                                                ------------------------------------------------  ----------------------------------
--------------
            ------------------------------------------------------------------------------------

MAINSTAY VP MODERATE ALLOCATION

            ------------------------------------------------------------------------------------
                                     TARGET
            ASSET CLASS            ALLOCATION                    PORTFOLIO NAME
            ------------------------------------------------------------------------------------
            Domestic Equity            50%      MainStay VP Basic Value
                                                ------------------------------------------------
                                                MainStay VP Capital Appreciation
                                                ------------------------------------------------
                                                MainStay VP Common Stock
                                                ------------------------------------------------
                                                MainStay VP Developing Growth
                                                ------------------------------------------------
                                                MainStay VP Income & Growth
                                                ------------------------------------------------
                                                MainStay VP Large Cap Growth
                                                ------------------------------------------------
                                                MainStay All Cap Growth Fund
                                                ------------------------------------------------
                                                MainStay All Cap Value Fund
                                                ------------------------------------------------
                                                MainStay Growth Equity Fund
                                                ------------------------------------------------
                                                MainStay ICAP Equity Fund*
            ------------------------------------------------------------------------------------
            International Equity       10%      MainStay VP International Equity
            ------------------------------------------------------------------------------------
            Fixed Income               40%      MainStay VP Bond
                                                ------------------------------------------------
                                                MainStay VP Convertible
                                                ------------------------------------------------
                                                MainStay VP Floating Rate
                                                ------------------------------------------------
                                                MainStay Diversified Income Fund
                                                ------------------------------------------------
                                                MainStay Indexed Bond Fund
            ------------------------------------------------------------------------------------

            --------------------  ------------------------------------------------

            ASSET CLASS                            PORTFOLIO NAME
            --------------------  ------------------------------------------------
            Domestic Equity       MainStay VP Mid Cap Core
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Mid Cap Growth
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Mid Cap Value
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP S&P 500 Index
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Small Cap Growth
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Value
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Large Cap Opportunity Fund
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay MAP Fund
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Mid Cap Opportunity Fund
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Small Cap Value Fund
            ------------------------------------------------------------------------------------
            International Equity  MainStay ICAP International Fund*
            ------------------------------------------------------------------------------------
            Fixed Income          MainStay VP Government
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP High Yield Corporate Bond
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Cash Management
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Short Term Bond Fund
                                                ------------------------------------------------  ----------------------------------
--------------
            ------------------------------------------------------------------------------------

                       Not part of the Semiannual Report

MAINSTAY VP MODERATE GROWTH ALLOCATION

            ------------------------------------------------------------------------------------
                                     TARGET
            ASSET CLASS            ALLOCATION                    PORTFOLIO NAME
            ------------------------------------------------------------------------------------
            Domestic Equity            65%      MainStay VP Basic Value
                                                ------------------------------------------------
                                                MainStay VP Capital Appreciation
                                                ------------------------------------------------
                                                MainStay VP Common Stock
                                                ------------------------------------------------
                                                MainStay VP Developing Growth
                                                ------------------------------------------------
                                                MainStay VP Income & Growth
                                                ------------------------------------------------
                                                MainStay VP Large Cap Growth
                                                ------------------------------------------------
                                                MainStay All Cap Growth Fund
                                                ------------------------------------------------
                                                MainStay All Cap Value Fund
                                                ------------------------------------------------
                                                MainStay Growth Equity Fund
                                                ------------------------------------------------
                                                MainStay ICAP Equity Fund*
            ------------------------------------------------------------------------------------
            International Equity       15%      MainStay VP International Equity
            ------------------------------------------------------------------------------------
            Fixed Income               20%      MainStay VP Bond
                                                ------------------------------------------------
                                                MainStay VP Convertible
                                                ------------------------------------------------
                                                MainStay VP Floating Rate
                                                ------------------------------------------------
                                                MainStay Diversified Income Fund
                                                ------------------------------------------------
                                                MainStay Indexed Bond Fund
            ------------------------------------------------------------------------------------

            --------------------  ------------------------------------------------

            ASSET CLASS                            PORTFOLIO NAME
            --------------------  ------------------------------------------------
            Domestic Equity       MainStay VP Mid Cap Core
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Mid Cap Growth
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Mid Cap Value
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP S&P 500 Index
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Small Cap Growth
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Value
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Large Cap Opportunity Fund
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay MAP Fund
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Mid Cap Opportunity Fund
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Small Cap Value Fund
            ------------------------------------------------------------------------------------
            International Equity  MainStay ICAP International Fund*
            ------------------------------------------------------------------------------------
            Fixed Income          MainStay VP Government
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP High Yield Corporate Bond
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Cash Management
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Short Term Bond Fund
                                                ------------------------------------------------  ----------------------------------
--------------
            ------------------------------------------------------------------------------------

      * These funds will become available for use as underlying investment options on or about 8/31/06.

      MAINSTAY VP GROWTH ALLOCATION

            ------------------------------------------------------------------------------------
                                     TARGET
            ASSET CLASS            ALLOCATION                    PORTFOLIO NAME
            ------------------------------------------------------------------------------------
            Domestic Equity            80%      MainStay VP Basic Value
                                                ------------------------------------------------
                                                MainStay VP Capital Appreciation
                                                ------------------------------------------------
                                                MainStay VP Common Stock
                                                ------------------------------------------------
                                                MainStay VP Developing Growth
                                                ------------------------------------------------
                                                MainStay VP Income & Growth
                                                ------------------------------------------------
                                                MainStay VP Large Cap Growth
                                                ------------------------------------------------
                                                MainStay All Cap Growth Fund
                                                ------------------------------------------------
                                                MainStay All Cap Value Fund
                                                ------------------------------------------------
                                                MainStay Growth Equity Fund
                                                ------------------------------------------------
                                                MainStay ICAP Equity Fund*
            ------------------------------------------------------------------------------------
            International Equity       20%      MainStay VP International Equity
            ------------------------------------------------------------------------------------
            Fixed Income                0%      MainStay VP Cash Management
            ------------------------------------------------------------------------------------

            --------------------  ------------------------------------------------

            ASSET CLASS                            PORTFOLIO NAME
            --------------------  ------------------------------------------------
            Domestic Equity       MainStay VP Mid Cap Core
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Mid Cap Growth
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Mid Cap Value
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP S&P 500 Index
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Small Cap Growth
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Value
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Large Cap Opportunity Fund
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay MAP Fund
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Mid Cap Opportunity Fund
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Small Cap Value Fund
            ------------------------------------------------------------------------------------
            International Equity  MainStay ICAP International Fund*
            ------------------------------------------------------------------------------------
            Fixed Income
            ------------------------------------------------------------------------------------

      Percentages represent target allocations -- actual allocation percentages may vary up to +/-10%.

    b. The following information is inserted on page A-6 of the prospectus under the section entitled "Investment in affiliated underlying portfolios."

                       Not part of the Semiannual Report

        The name of each MainStay mutual fund in which the Asset Allocation Portfolios may invest, its respective investment objective and primary investments are as follows:

            -----------------------------------------------------------------------------------
            UNDERLYING EQUITY FUNDS                          INVESTMENT OBJECTIVE
            -----------------------------------------------------------------------------------
                                                Seeks long-term growth of capital. Dividend
                                                income, if any, is a consideration incidental
                                                to the Fund's objective of growth of capital.
            MainStay All Cap Growth Fund
            -----------------------------------------------------------------------------------
                                                Seeks maximum long-term total return from a
                                                combination of capital growth and income.
            MainStay All Cap Value Fund
            -----------------------------------------------------------------------------------
                                                Seeks long-term growth of capital.
            MainStay Growth Equity Fund
            -----------------------------------------------------------------------------------
                                                Seeks a superior total return with only a
                                                moderate degree of risk.
            MainStay ICAP Equity Fund*
            -----------------------------------------------------------------------------------
                                                Seeks a superior total return with income as a
                                                secondary objective.
            MainStay ICAP International Fund*
            -----------------------------------------------------------------------------------

            ---------------------------------  -----------------------------------------------
            UNDERLYING EQUITY FUNDS                          PRIMARY INVESTMENTS
            ---------------------------------  -----------------------------------------------
                                               Securities with growth characteristics across
                                               the entire range of market capitalizations as
                                               described by the Russell 3000(R) Growth Index
            MainStay All Cap Growth Fund
            -----------------------------------------------------------------------------------
                                               Securities with value characteristics across
                                               the entire range of market capitalizations as
                                               described by the Russell 3000(R) Value Index
            MainStay All Cap Value Fund
            -----------------------------------------------------------------------------------
                                               Large capitalization stocks that the Fund's
                                               manager believes will provide an opportunity
                                               for achieving superior portfolio returns over
                                               the long term
            MainStay Growth Equity Fund
            -----------------------------------------------------------------------------------
                                               U.S. dollar-denominated equity securities of
                                               companies with market capitalizations of at
                                               least $2 billion
            MainStay ICAP Equity Fund*
            -----------------------------------------------------------------------------------
                                               Equity securities of foreign companies with
                                               market capitalizations of at least $2 billion
            MainStay ICAP International Fund*
            -----------------------------------------------------------------------------------

      * These funds will become available for use as underlying investment options on or about 8/31/06.

            -----------------------------------------------------------------------------------
            UNDERLYING EQUITY FUNDS                          INVESTMENT OBJECTIVE
            -----------------------------------------------------------------------------------
            -----------------------------------------------------------------------------------
                                                Seeks high total return
            MainStay Large Cap Opportunity
             Fund
            -----------------------------------------------------------------------------------
                                                Seeks long-term appreciation of capital. The
                                                Fund also seeks to earn income, but this is a
                                                secondary objective
            MainStay MAP Fund
            -----------------------------------------------------------------------------------
                                                Seeks high total return
            MainStay Mid Cap Opportunity Fund
            -----------------------------------------------------------------------------------
                                                Seeks long-term capital appreciation by
                                                investing primarily in securities of small-cap
                                                companies
            MainStay Small Cap Value Fund
            -----------------------------------------------------------------------------------

            ---------------------------------  -----------------------------------------------
            UNDERLYING EQUITY FUNDS                          PRIMARY INVESTMENTS
            ---------------------------------  -----------------------------------------------
            -----------------------------------------------------------------------------------
                                               Common and preferred stock of large companies
                                               with market capitalizations, at the time of the
                                               investment, similar to the companies in the
                                               Russell 1000 Index
            MainStay Large Cap Opportunity
             Fund
            -----------------------------------------------------------------------------------
                                               Equity-type, domestic securities, including
                                               common stocks, as well as securities
                                               convertible into, or exchangeable for, common
                                               stocks.
            MainStay MAP Fund
            -----------------------------------------------------------------------------------
                                               Common and preferred stock of companies with
                                               market capitalizations that, at the time of
                                               investment, are similar to the companies in the
                                               Russell Midcap(R) Index, the S&P Midcap 400(R)
                                               Index or a universe selected from the smallest
                                               800 companies of the largest 1,000 companies,
                                               ranked by market capitalization.
            MainStay Mid Cap Opportunity Fund
            -----------------------------------------------------------------------------------
                                               Companies at the time of investment comparable
                                               to companies in the Russell 2000(R) Value Index
                                               and invests primarily in common stocks and
                                               securities convertible into common stock.
            MainStay Small Cap Value Fund
            -----------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------
            UNDERLYING FIXED INCOME FUNDS                    INVESTMENT OBJECTIVE
            -----------------------------------------------------------------------------------
                                                Seeks to provide current income and competitive
                                                overall return by investing primarily in
                                                domestic and foreign debt securities.
            MainStay Diversified Income Fund
            -----------------------------------------------------------------------------------
                                                Seeks to provide investment results that
                                                correspond to the total return performance of
                                                fixed income securities in the aggregate, as
                                                represented by the BIG Index.
            MainStay Indexed Bond Fund
            -----------------------------------------------------------------------------------
            -----------------------------------------------------------------------------------
                                                Seeks to maximize total return, consistent with
                                                liquidity, preservation of capital and
                                                investment in short-term debt securities.
            MainStay Short Term Bond
            -----------------------------------------------------------------------------------

            ---------------------------------  -----------------------------------------------
            UNDERLYING FIXED INCOME FUNDS                    PRIMARY INVESTMENTS
            ---------------------------------  -----------------------------------------------
                                               Diversified portfolio of domestic and foreign
                                               debt or debt-related securities issued by
                                               government and corporate issuers
            MainStay Diversified Income Fund
            -----------------------------------------------------------------------------------
                                               Fixed income securities in the BIG Index. The
                                               BIG Index includes investment grade corporate
                                               bonds, US dollar-denominated foreign
                                               securities, US Treasury or agency issues,
                                               mortgage related securities and other
                                               securities.
            MainStay Indexed Bond Fund
            -----------------------------------------------------------------------------------
            -----------------------------------------------------------------------------------
                                               Diversified portfolio of debt securities,
                                               including securities with special features,
                                               which have price characteristics similar to
                                               debt securities
            MainStay Short Term Bond
            -----------------------------------------------------------------------------------

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY VP SERIES FUND, INC.

                    MainStay VP Semiannual Report

                    June 30, 2006
                    Unaudited

                    The views expressed in this report and the information about each Portfolio's holdings are for the period covered by this report and are subject to change thereafter.

TABLE OF CONTENTS


Index Definitions                                                              M-2
----------------------------------------------------------------------------------
MainStay VP Balanced Portfolio                                                 M-4
----------------------------------------------------------------------------------
MainStay VP Basic Value Portfolio                                             M-20
----------------------------------------------------------------------------------
MainStay VP Bond Portfolio                                                    M-34
----------------------------------------------------------------------------------
MainStay VP Capital Appreciation Portfolio                                    M-50
----------------------------------------------------------------------------------
MainStay VP Cash Management Portfolio                                         M-62
----------------------------------------------------------------------------------

MainStay VP Common Stock Portfolio                                            M-74
----------------------------------------------------------------------------------

MainStay VP Conservative Allocation Portfolio                                 M-92
----------------------------------------------------------------------------------

MainStay VP Convertible Portfolio                                            M-103
----------------------------------------------------------------------------------

MainStay VP Developing Growth Portfolio                                      M-118
----------------------------------------------------------------------------------

MainStay VP Floating Rate Portfolio                                          M-132
----------------------------------------------------------------------------------

MainStay VP Government Portfolio                                             M-149
----------------------------------------------------------------------------------

MainStay VP Growth Allocation Portfolio                                      M-164
----------------------------------------------------------------------------------

MainStay VP High Yield Corporate Bond Portfolio                              M-175
----------------------------------------------------------------------------------

MainStay VP Income & Growth Portfolio                                        M-198
----------------------------------------------------------------------------------

MainStay VP International Equity Portfolio                                   M-212
----------------------------------------------------------------------------------

MainStay VP Large Cap Growth Portfolio (formerly MainStay Growth Portfolio)  M-228
----------------------------------------------------------------------------------

MainStay VP Mid Cap Core Portfolio                                           M-242
----------------------------------------------------------------------------------

MainStay VP Mid Cap Growth Portfolio                                         M-262
----------------------------------------------------------------------------------

MainStay VP Mid Cap Value Portfolio                                          M-276
----------------------------------------------------------------------------------

MainStay VP Moderate Allocation Portfolio                                    M-288
----------------------------------------------------------------------------------

MainStay VP Moderate Growth Allocation Portfolio                             M-299
----------------------------------------------------------------------------------

MainStay VP S&P 500 Index Portfolio                                          M-309
----------------------------------------------------------------------------------

MainStay VP Small Cap Growth Portfolio                                       M-328
----------------------------------------------------------------------------------

MainStay VP Total Return Portfolio                                           M-342
----------------------------------------------------------------------------------

MainStay VP Value Portfolio                                                  M-364
----------------------------------------------------------------------------------

Notes to Financial Statements                                                M-378
----------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                         M-397
----------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                       M-397
----------------------------------------------------------------------------------

Directors and Officers                                                       M-420
----------------------------------------------------------------------------------

Approval of Management and Subadvisory Agreements                            M-423

                                                     www.mainstayfunds.com   M-1

INDEX DEFINITIONS

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES, SERVICE PROVIDERS, AND REFERENCE RATES CITED THROUGHOUT THE PORTFOLIO INVESTMENT AND PERFORMANCE COMPARISONS AND THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS SECTIONS THAT FOLLOW FROM PAGE M-4 THROUGH M-368. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT AN INVESTMENT CANNOT BE MADE DIRECTLY INTO AN INDEX OR AN AVERAGE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RESULTS FOR SECURITIES INDICES ASSUME REINVESTMENT OF ALL INCOME AND CAPITAL GAINS. RESULTS DO NOT REFLECT FEES OR EXPENSES.

Securities in each Portfolio will not precisely match those in the Index, and as a result, performance of the Portfolio will differ.

BALANCED COMPOSITE INDEX consists of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate and Government 1-10 Years Bond Index weighted 60%/40%.

CONSERVATIVE ALLOCATION BENCHMARK is an unmanaged index that uses different weightings from three well-known indices which represent three asset classes. U.S. stocks (35% weighted) are represented by the S&P 500(R) Index, international stocks international stocks (5% weighted) are represented by Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index; and U.S. bonds (60% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index.

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's. The Index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes.

CREDIT SUISSE LEVERAGED LOAN INDEX is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

CREDIT SUISSE LIQUID US CORPORATE INDEX is an unmanaged index that tracks the liquid, tradable portion of the U.S. corporate-bond market. The index consists of fixed-rate, non-zero-coupon bonds with a minimum issue size of $250 million. The index does not include floating-rate instruments or index-linked bonds.

GROWTH ALLOCATION BENCHMARK is an unmanaged index that uses different weightings from two well-known indices which represent two asset classes. U.S. stocks (80% weighted) are represented by the S&P 500(R) Index and international stocks (20% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX is an unmanaged index that contains the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $150 million.

LEHMAN BROTHERS(R) GOVERNMENT BOND INDEX is an unmanaged index that consists of U.S. government and agency issues as well as investment-grade fixed-rate debt securities.

LIBOR--LONDON INTERBANK OFFERED RATE is the rate that the most creditworthy international banks dealing in Eurodollars charge each other for large loans. The LIBOR rate is usually the base for other large Eurodollar loans to less creditworthy corporate and government borrowers.

LIPPER INC. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

LIPPER MONEY MARKET FUNDS INDEX tracks the performance of the 30 largest money-market funds, adjusted for the reinvestment of capital-gain and income distributions.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with dividends and capital gains reinvested. Results do not reflect any deduction of sales charges.

MERRILL LYNCH ALL CONVERTIBLE SECURITIES INDEX is a market-capitalization-weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million.

MERRILL LYNCH CORPORATE & GOVERNMENT 1-10 YEARS BOND INDEX is a market-capitalization-weighted index that is made up of U.S. government and fixed-coupon domestic investment-grade corporate bonds.

MERRILL LYNCH CORPORATE AND GOVERNMENT MASTER INDEX is an unmanaged index that consists of issues of the U.S. government and its agencies as well as investment-grade corporate securities.

MODERATE ALLOCATION BENCHMARK is an unmanaged index that uses different weightings from three well-known indices which represent three asset classes. U.S. stocks (50% weighted) are represented by the S&P 500(R) Index; international stocks (10% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia, and Far East--the MSCI EAFE(R) Index; and U.S. bonds

(40% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index.

MODERATE GROWTH ALLOCATION BENCHMARK is an unmanaged index that uses different weightings from three well-known indices which represent three asset classes. U.S. stocks (65% weighted) are represented by the S&P 500(R) Index; international stocks (15% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index; and U.S. bonds (20% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST INDEX--THE MSCI EAFE(R) INDEX--is an unmanaged free float-adjusted market-capitalization index that is designed to measure developed-market equity performance, excluding the United States and Canada. As of December 2005, the MSCI EAFE(R) Index consisted of the following 21 developed-market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index based on total market capitali-zation.

RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000(R) INDEX is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index.

RUSSELL 2000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500(TM) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index.

RUSSELL 3000(R) INDEX is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index.

RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

RUSSELL MIDCAP(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

"S&P 500(R)" is a registered trademark of the McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Portfolios in this report. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.

S&P 500(R)/BARRA VALUE INDEX is an unmanaged capitalization-weighted index of all stocks in the S&P 500(R) Index that have higher book-to-price ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500(R) Index is in the S&P 500(R)/Barra Value Index.

S&P MIDCAP 400(R) INDEX is an unmanaged market-value weighted index that consists of 400 domestic common stocks chosen for market size, liquidity, and industry-group representation and is generally considered representative of the market for domestic midcap stocks.

TOTAL RETURN CORE COMPOSITE INDEX is an unmanaged index that consists of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively.

TOTAL RETURN GROWTH COMPOSITE INDEX is an unmanaged index that consists of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index, weighted 60%/40%, respectively.

                                                     www.mainstayfunds.com   M-3

MAINSTAY VP BALANCED PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX     ONE      SINCE
TOTAL RETURNS              MONTHS   YEAR   INCEPTION
----------------------------------------------------
After Portfolio operating
  expenses                  2.94%   5.63%    7.60%

(PERFORMANCE GRAPH)

                                                                          MERRILL LYNCH
                                   MAINSTAY VP          BALANCED          CORPORATE &
                                    BALANCED            COMPOSITE        GOVERNMENT 1-10-    RUSSELL MIDCAP
                                    PORTFOLIO            INDEX           YEAR BOND INDEX         INDEX           S&P 500 INDEX
                                   -----------          ---------        ----------------    --------------      -------------
5/2/05                              10000.00            10000.00            10000.00            10000.00            10000.00
6/30/05                             10311.00            10502.00            10130.00            10761.00            10333.00
6/30/06                             10892.00            11383.00            10118.00            12230.00            11225.00

SERVICE CLASS                                                      AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX     ONE      SINCE
TOTAL RETURNS              MONTHS   YEAR   INCEPTION
----------------------------------------------------
After Portfolio operating
  expenses                  2.81%   5.28%    7.25%

(PERFORMANCE GRAPH)

                                                                          MERRILL LYNCH
                                   MAINSTAY VP          BALANCED           CORPORATE &
                                    BALANCED            COMPOSITE        GOVERNMENT 1-10-    RUSSELL MIDCAP
                                    PORTFOLIO            INDEX           YEAR BOND INDEX         INDEX           S&P 500 INDEX
                                   -----------          ---------        ----------------    --------------      -------------
5/2/05                              10000.00            10000.00            10000.00            10000.00            10000.00
6/30/05                             10307.00            10502.00            10130.00            10761.00            10333.00
6/30/06                             10851.00            11383.00            10118.00            12230.00            11225.00

                                                               SIX      ONE      SINCE
BENCHMARK PERFORMANCE                                         MONTHS   YEAR    INCEPTION
-----------------------------------------------------------------------------------------

Balanced Composite Index*                                      4.14%    8.38%    11.74%
Merrill Lynch Corporate & Government 1-10-Year Bond Index*    -0.13    -0.12      1.01
Russell Midcap Index*                                          4.84    13.66     18.83
S&P 500(R) Index*                                              2.71     8.63     10.40

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-4   MainStay VP Balanced Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BALANCED PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2006, to June 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2006, through June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/06            6/30/06           PERIOD(1)           6/30/06            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,029.45            $4.18            $1,020.85             $4.16
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,028.30            $5.43            $1,019.60             $5.41
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.83% for Initial Class and 1.08% for Service Class) multiplied by the average account value over the period, divided by 365, and multiplied by 181 (to reflect the one-half year period).

                                                   www.mainstayfunds.com     M-5

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                       (PORTFOLIO COMPOSITION PIE CHART)

60.2%           Common Stocks
38.7            Corporate Bonds
 6.3            Short-Term Investments (collateral from securities lending is 6.3%)
-5.2            Liabilities in Excess of Cash and Other Assets

See Portfolio of Investments on page M-9 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Lehman Brothers Holdings, Inc., 7.875%, due
     8/15/10
 2.  Genworth Financial, Inc., Class A
 3.  Bear Stearns Cos., Inc. (The)
 4.  CIGNA Corp.
 5.  Clorox Co. (The)
 6.  Wells Fargo Bank N.A., 7.55%, due 6/21/10
 7.  Goldman Sachs Group, Inc. (The), 7.35%, due
     10/1/09
 8.  M&T Bank Corp.
 9.  ALLTEL Corp., 7.00%, due 7/1/12
10.  Lincoln National Corp.

 M-6   MainStay VP Balanced Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Tony Elavia and Joan Sabella of New York Life Investment Management LLC.

HOW DID MAINSTAY VP BALANCED PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE FIRST SIX MONTHS OF 2006?

For the six months ended June 30, 2006, MainStay VP Balanced Portfolio returned 2.94% for Initial Class shares and 2.81% for Service Class shares. Both share classes outperformed the 2.14% return of the average Lipper* Variable Products Mixed-Asset Target Allocation Growth Portfolio over the same period. Both share classes underperformed the 4.14% return of the Balanced Composite Index,* the Portfolio's broad-based securities-market index, for the six months ended June 30, 2006.

WHAT CONSIDERATIONS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE?

In the equity portion of the Portfolio, security selection helped relative performance. Sector exposure, which is a residual component of the Portfolio's investment process, detracted from the Portfolio's return. In the bond portion of the Portfolio, a shorter duration than the benchmark had a positive impact on the Portfolio's relative performance.

The Portfolio's quantitative process focuses on a combination of valuation, operating, and trading factors. The fixed-income portion of the Portfolio emphasizes short- to intermediate-term investment-grade debt, with a duration of three to five years. The Portfolio maintains a laddered maturity schedule. Generally, the Portfolio holds approximately 100 stocks and 125 bonds, so no single security will significantly add to or detract from performance.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE STRONG CONTRIBUTIONS TO PERFORMANCE IN THE EQUITY PORTION OF THE PORTFOLIO AND WHICH SECTORS WERE WEAK?

Sector positioning is a result of the Portfolio's bottom-up stock selection process and does not result from a top-down, macroeconomic viewpoint. The sectors that contributed the most to the Portfolio's absolute performance were financials, industrials, and consumer discretionary. Good security selection in the consumer discretionary and industrials sectors helped performance. Within the financials sector, an overweighted position relative to the Russell 1000(R) Index,* the equity portion of the benchmark, helped to compensate for some underperformance that resulted from adverse stock selection.

Sectors that detracted from the Portfolio's absolute performance included health care, utilities, and consumer staples. Security selection in these sectors added little value relative to the equity portion of the benchmark. The Portfolio's overweighted position in health care proved detrimental, because the sector as a whole underperformed. An underweighted position in consumer staples had a negative impact on relative performance because the sector posted positive returns in the benchmark. An underweighted position in utilities helped offset some utility stock picks that were not rewarded by the market.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE STRONG PERFORMERS AND WHICH ONES DETRACTED FROM THE PORTFOLIO'S PERFORMANCE?

On an absolute basis, the strongest individual contributors to the Portfolio's performance were Swift Transportation, ExxonMobil, and New Century Financial. Each of these stocks posted strong returns, and the Portfolio's overweighted positions relative to the Russell 1000(R) Index* had a positive impact on total return.

Detractors included UnumProvident, Aetna, and Lear. Each of these companies posted negative returns during the reporting period, and the Portfolio's overweighted positions relative to the equity portion of the benchmark hurt both absolute and relative returns.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES IN THE EQUITY PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

Among the stocks that fit the Portfolio's proprietary purchase criteria during the reporting period were materials companies Steel Dynamics and Reliance


The Portfolio is subject to market, interest-rate, credit, and maturity risks. The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of securities lending presents the risk of default by the borrower, which may also result in a loss to the Portfolio. The Portfolio invests in mid-cap stocks which may be more volatile and less liquid than the securities of larger companies.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                   www.mainstayfunds.com     M-7

Steel & Aluminum. Stocks that were sold included Swift Transportation and AmeriCredit.

WERE THERE ANY SIGNIFICANT WEIGHTING CHANGES IN THE EQUITY PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

Weighting changes in the Portfolio result from a combination of security performance, industry performance, and the Portfolio's proprietary quantitative security-selection process. During the reporting period, the Portfolio's exposure to industrials and consumer staples increased as valuations became more attractive. The Portfolio's weightings in the energy and consumer discretionary sectors were reduced because valuations became less attractive.

As of June 30, 2006, the Portfolio was overweighted relative to the Russell 1000(R) Index* in industrials and financials and underweighted in utilities and information technology. Sector positioning is a result of the Portfolio's bottom-up stock selection process.

WHAT FACTORS AFFECTED THE BOND PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

During the six months ended June 30, 2006, the Federal Open Market Committee raised the targeted federal funds rate four times, with a 25-basis-point increase on each occasion. At the end of June, the federal funds target rate stood at 5.25%. At the same time, the 10-year Treasury index yielded slightly less than the 2-year Treasury index.

HOW DID THE BOND PORTION OF THE PORTFOLIO AFFECT RELATIVE PERFORMANCE?

The bond portion of the Portfolio was additive to the Portfolio's relative return. The Portfolio's fixed-income investments outperformed the Lehman Brothers(R) Aggregate Bond Index,* the bond portion of the benchmark, as a result of yield-curve positioning.

WERE THERE ANY SIGNIFICANT DECISIONS THAT AFFECTED THE BOND PORTION OF THE PORTFOLIO?

Not really. As always, the bond portion of the Portfolio maintained a duration of three to five years and a laddered maturity schedule. All bonds were investment-grade at the time of purchase.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-8   MainStay VP Balanced Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (60.2%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.9%)
Northrop Grumman Corp.                                  16,879   $  1,081,269
Raytheon Co.                                            21,271        948,048
United Technologies Corp.                               17,119      1,085,687
                                                                 ------------
                                                                    3,115,004
                                                                 ------------
AGRICULTURE (0.7%)
UST, Inc. (a)                                           23,720      1,071,907
                                                                 ------------
AUTO MANUFACTURERS (0.5%)
Ford Motor Co. (a)                                     107,158        742,605
                                                                 ------------

AUTO PARTS & EQUIPMENT (0.4%)
Autoliv, Inc.                                           10,251        579,899
                                                                 ------------

BANKS (3.6%)
Bank of New York Co., Inc. (The)                        33,199      1,069,008
Commerce Bancshares, Inc.                               23,391      1,170,720
First Citizens BancShares, Inc. Class A                    360         72,180
V  M&T Bank Corp.                                       11,748      1,385,324
State Street Corp.                                      18,485      1,073,794
U.S. Bancorp                                            33,906      1,047,017
                                                                 ------------
                                                                    5,818,043
                                                                 ------------
BEVERAGES (0.5%)
PepsiAmericas, Inc.                                     37,288        824,438
                                                                 ------------
BUILDING MATERIALS (0.9%)
Masco Corp.                                             29,649        878,796
USG Corp. (a)(b)                                         8,671        632,376
                                                                 ------------
                                                                    1,511,172
                                                                 ------------
COMMERCIAL SERVICES (0.5%)
Quanta Services, Inc. (b)                               17,276        299,393
United Rentals, Inc. (b)                                15,592        498,632
                                                                 ------------
                                                                      798,025
                                                                 ------------
COMPUTERS (1.3%)
Hewlett-Packard Co.                                     32,908      1,042,525
International Business Machines Corp.                   13,716      1,053,663
                                                                 ------------
                                                                    2,096,188
                                                                 ------------
COSMETICS & PERSONAL CARE (0.7%)
Colgate-Palmolive Co.                                      649         38,875
Procter & Gamble Co. (The)                              18,853      1,048,227
                                                                 ------------
                                                                    1,087,102
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (5.8%)
A.G. Edwards, Inc.                                      22,098      1,222,461
V  Bear Stearns Cos., Inc. (The)                        10,809      1,514,125
CIT Group, Inc.                                         20,582      1,076,233


                                                        SHARES          VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Citigroup, Inc.                                         22,007   $  1,061,618
Countrywide Financial Corp.                                199          7,578
Goldman Sachs Group, Inc. (The)                          7,142      1,074,371
Janus Capital Group, Inc.                               12,745        228,136
Lehman Brothers Holdings, Inc.                          17,130      1,116,020
Merrill Lynch & Co., Inc.                               15,551      1,081,728
Morgan Stanley                                          17,506      1,106,554
Student Loan Corp. (The)                                   139         28,078
                                                                 ------------
                                                                    9,516,902
                                                                 ------------
ELECTRIC (4.1%)
American Electric Power Co., Inc.                       33,293      1,140,285
Duke Energy Corp.                                       36,854      1,082,402
Edison International                                    27,713      1,080,807
Entergy Corp.                                           16,358      1,157,329
NRG Energy, Inc. (a)(b)                                 28,446      1,370,528
Wisconsin Energy Corp.                                  21,738        876,041
                                                                 ------------
                                                                    6,707,392
                                                                 ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.7%)
Emerson Electric Co.                                    12,827      1,075,031
                                                                 ------------

ELECTRONICS (0.3%)
Avnet, Inc. (b)                                         10,472        209,649
Thermo Electron Corp. (a)(b)                             8,956        324,565
                                                                 ------------
                                                                      534,214
                                                                 ------------
ENVIRONMENTAL CONTROL (1.3%)
Republic Services, Inc.                                 27,462      1,107,817
Waste Management, Inc.                                  29,937      1,074,140
                                                                 ------------
                                                                    2,181,957
                                                                 ------------
FOOD (1.6%)
General Mills, Inc.                                     20,613      1,064,868
Hershey Co. (The) (a)                                   13,564        746,970
Kraft Foods, Inc. Class A                               27,721        856,579
                                                                 ------------
                                                                    2,668,417
                                                                 ------------
FOREST PRODUCTS & PAPER (0.2%)
MeadWestvaco Corp.                                       9,032        252,264
                                                                 ------------

HEALTH CARE-SERVICES (0.6%)
Aetna, Inc.                                             25,575      1,021,210
                                                                 ------------

HOUSEHOLD PRODUCTS & WARES (1.5%)
V  Clorox Co. (The)                                     24,031      1,465,170
Kimberly-Clark Corp.                                    17,234      1,063,338
                                                                 ------------
                                                                    2,528,508
                                                                 ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   M-9


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INSURANCE (12.1%)
AFLAC, Inc.                                             10,542   $    488,622
Allstate Corp. (The)                                    19,573      1,071,230
American Financial Group, Inc.                           9,325        400,043
American National Insurance Co.                          1,978        256,586
AmerUs Group Co. (a)                                    19,828      1,160,929
Assurant, Inc.                                           9,238        447,119
V  CIGNA Corp.                                          14,923      1,470,065
V  Genworth Financial, Inc. Class A                     44,885      1,563,793
V  Lincoln National Corp.                               24,285      1,370,645
Loews Corp.                                             22,007        780,148
MetLife, Inc.                                           21,486      1,100,298
Nationwide Financial Services, Inc. Class A              7,604        335,184
Old Republic International Corp.                        48,441      1,035,184
PMI Group, Inc. (The)                                   12,730        567,503
Principal Financial Group, Inc.                         24,294      1,351,961
Progressive Corp. (The)                                 40,866      1,050,665
Prudential Financial, Inc.                              13,872      1,077,854
Radian Group, Inc.                                      12,338        762,242
SAFECO Corp.                                            17,241        971,530
StanCorp Financial Group, Inc.                          25,735      1,310,169
Torchmark Corp.                                         18,382      1,116,155
                                                                 ------------
                                                                   19,687,925
                                                                 ------------
INTERNET (0.5%)
IAC/InterActiveCorp (b)                                 31,168        825,640
                                                                 ------------

IRON & STEEL (1.1%)
Reliance Steel & Aluminum Co.                           10,159        842,689
Steel Dynamics, Inc.                                    13,855        910,828
                                                                 ------------
                                                                    1,753,517
                                                                 ------------
MACHINERY--DIVERSIFIED (0.9%)
Deere & Co.                                             13,158      1,098,561
Flowserve Corp. (b)                                      6,481        368,769
                                                                 ------------
                                                                    1,467,330
                                                                 ------------
MEDIA (1.9%)
CBS Corp. Class B                                       39,633      1,072,073
Clear Channel Communications, Inc.                      34,885      1,079,691
Gannett Co., Inc.                                       18,318      1,024,526
                                                                 ------------
                                                                    3,176,290
                                                                 ------------
METAL FABRICATE & HARDWARE (0.5%)
Commercial Metals Co.                                   34,769        893,563
                                                                 ------------

OIL & GAS (3.6%)
Anadarko Petroleum Corp.                                23,883      1,138,980
Devon Energy Corp.                                      18,666      1,127,613
ExxonMobil Corp.                                        17,621      1,081,048


                                                        SHARES          VALUE
OIL & GAS (CONTINUED)
Hess Corp. (a)                                          21,568   $  1,139,869
Sunoco, Inc.                                            16,192      1,121,944
W&T Offshore, Inc. (a)                                   6,547        254,613
                                                                 ------------
                                                                    5,864,067
                                                                 ------------
PHARMACEUTICALS (2.6%)
AmerisourceBergen Corp.                                 31,629      1,325,888
King Pharmaceuticals, Inc. (b)                          27,070        460,190
Merck & Co., Inc.                                       30,282      1,103,173
Pfizer, Inc.                                            46,100      1,081,967
Watson Pharmaceuticals, Inc. (b)                         9,559        222,534
                                                                 ------------
                                                                    4,193,752
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS (1.4%)
Annaly Mortgage Management, Inc. (a)                    77,493        992,685
New Century Financial Corp. (a)                         26,816      1,226,832
                                                                 ------------
                                                                    2,219,517
                                                                 ------------
RETAIL (2.9%)
AutoNation, Inc. (b)                                    46,132        989,070
Circuit City Stores, Inc.                               45,370      1,234,971
Dillard's, Inc. Class A (a)                             40,007      1,274,223
OfficeMax, Inc.                                         27,663      1,127,267
United Auto Group, Inc.                                  7,917        169,028
                                                                 ------------
                                                                    4,794,559
                                                                 ------------
SAVINGS & LOANS (0.8%)
Astoria Financial Corp.                                 42,756      1,301,920
                                                                 ------------

SEMICONDUCTORS (0.4%)
Rambus, Inc. (b)                                        31,171        711,011
                                                                 ------------

SOFTWARE (0.5%)
Fair Isaac Corp. (a)                                    24,925        905,027
                                                                 ------------

TELECOMMUNICATIONS (1.4%)
CenturyTel, Inc.                                        35,663      1,324,880
Crown Castle International Corp. (b)                    18,144        626,694
Leap Wireless International, Inc. (b)                    3,396        161,140
Telephone & Data Systems, Inc.                           2,758        114,181
                                                                 ------------
                                                                    2,226,895
                                                                 ------------
TOYS, GAMES & HOBBIES (0.6%)
Mattel, Inc.                                            64,275      1,061,180
                                                                 ------------

TRANSPORTATION (1.4%)
Burlington Northern Santa Fe Corp.                       2,253        178,550
CSX Corp.                                                1,224         86,219

 M-10 MainStay VP Balanced Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
TRANSPORTATION (CONTINUED)
Laidlaw International, Inc.                             34,378   $    866,326
Union Pacific Corp.                                     11,922      1,108,269
                                                                 ------------
                                                                    2,239,364
                                                                 ------------
TRUCKING & LEASING (0.5%)
GATX Corp.                                              18,694        794,495
                                                                 ------------
Total Common Stocks
  (Cost $94,768,687)                                               98,246,330
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
LONG-TERM CORPORATE BONDS (38.7%)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.5%)
United Technologies Corp.
  7.125%, due 11/15/10                              $  775,000        817,626
                                                                 ------------
BANKS (7.3%)
Bank of America Corp.
  7.125%, due 10/15/11                                 550,000        584,458
  7.75%, due 8/15/15                                   300,000        335,062
  7.80%, due 2/15/10                                   700,000        747,477
Bank of New York Co., Inc. (The)
  7.30%, due 12/1/09                                   550,000        577,003
Bank One Corp.
  7.875%, due 8/1/10                                   675,000        726,325
Bankers Trust Corp.
  7.50%, due 11/15/15                                  247,000        269,646
Barclays Bank PLC
  7.40%, due 12/15/09                                  450,000        473,844
Deutsche Bank Financial, Inc.
  6.70%, due 12/13/06                                  125,000        125,541
First Union National Bank
  7.875%, due 2/15/10                                  900,000        954,965
HSBC Holdings PLC
  7.50%, due 7/15/09                                 1,300,000      1,360,165
Mellon Bank N.A.
  7.625%, due 9/15/07                                  160,000        163,486
Mellon Funding Corp.
  6.70%, due 3/1/08                                    950,000        963,414
SunTrust Banks, Inc.
  6.25%, due 6/1/08                                    200,000        201,822
  7.75%, due 5/1/10                                    400,000        427,736
U.S. Bank N.A.
  5.70%, due 12/15/08                                  700,000        701,550
  6.30%, due 2/4/14                                    500,000        512,663
Wachovia Bank N.A.
  7.80%, due 8/18/10                                   800,000        856,204

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
BANKS (CONTINUED)
Wachovia Corp.
  6.375%, due 1/15/09                               $  125,000   $    127,439
  6.375%, due 2/1/09                                    75,000         75,997
Wells Fargo & Co.
  6.25%, due 4/15/08                                   125,000        126,101
Wells Fargo Bank N.A.
  6.45%, due 2/1/11                                    100,000        102,969
V    7.55%, due 6/21/10                              1,350,000      1,441,620
                                                                 ------------
                                                                   11,855,487
                                                                 ------------
BEVERAGES (0.9%)
Anheuser-Busch Cos., Inc.
  5.375%, due 9/15/08                                  100,000         99,559
  6.00%, due 4/15/11                                   600,000        607,870
  9.00%, due 12/1/09                                   600,000        661,307
Coca-Cola Co. (The)
  5.75%, due 3/15/11                                   125,000        125,548
                                                                 ------------
                                                                    1,494,284
                                                                 ------------
BUILDING MATERIALS (0.1%)
Masco Corp.
  5.75%, due 10/15/08                                  150,000        149,288
                                                                 ------------

CHEMICALS (1.2%)
Dow Chemical Co. (The)
  6.125%, due 2/1/11                                   350,000        354,211
E.I. du Pont de Nemours & Co.
  6.75%, due 9/1/07                                    325,000        327,779
  6.875%, due 10/15/09                                 925,000        958,802
Praxair, Inc.
  6.50%, due 3/1/08                                    325,000        329,452
                                                                 ------------
                                                                    1,970,244
                                                                 ------------
COMPUTERS (0.9%)
Computer Sciences Corp.
  7.375%, due 6/15/11                                  350,000        368,622
Hewlett-Packard Co.
  5.50%, due 7/1/07                                    200,000        199,604
International Business Machines Corp.
  6.45%, due 8/1/07                                    900,000        905,747
                                                                 ------------
                                                                    1,473,973
                                                                 ------------
COSMETICS & PERSONAL CARE (1.2%)
Avon Products, Inc.
  7.15%, due 11/15/09                                  650,000        678,772
Kimberly-Clark Corp.
  7.10%, due 8/1/07                                    925,000        936,859
Procter & Gamble Co. (The)
  6.875%, due 9/15/09                                  250,000        259,353
                                                                 ------------
                                                                    1,874,984
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
LONG-TERM CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (12.5%)
Bear Stearns Cos., Inc. (The)
  6.75%, due 12/15/07                               $  438,000   $    444,639
  7.625%, due 12/7/09                                1,100,000      1,166,316
Boeing Capital Corp.
  7.375%, due 9/27/10                                  800,000        849,986
CIT Group, Inc.
  6.875%, due 11/1/09                                1,100,000      1,133,476
  7.75%, due 4/2/12                                    400,000        433,613
Citicorp
  7.25%, due 9/1/08                                    300,000        309,315
Citigroup, Inc.
  6.50%, due 1/18/11                                   600,000        618,616
  7.25%, due 10/1/10                                   500,000        528,721
Countrywide Home Loans, Inc.
  5.50%, due 2/1/07                                    300,000        299,600
  6.25%, due 4/15/09                                   300,000        303,425
Credit Suisse First Boston USA, Inc.
  6.125%, due 11/15/11                                 100,000        101,337
  6.50%, due 6/1/08                                  1,089,000      1,103,109
General Electric Capital Corp.
  6.875%, due 11/15/10                                 500,000        523,311
  7.375%, due 1/19/10                                  725,000        761,804
  8.125%, due 4/1/08                                   300,000        312,170
  8.625%, due 6/15/08                                  100,000        105,283
Goldman Sachs Group, Inc. (The)
  6.875%, due 1/15/11                                  300,000        311,725
V    7.35%, due 10/1/09                              1,325,000      1,388,351
  Series B
  7.80%, due 1/28/10                                   125,000        132,981
Household Financial Corp.
  6.45%, due 2/1/09                                    200,000        203,181
HSBC Finance Corp.
  6.375%, due 8/1/10                                   125,000        127,618
  7.00%, due 5/15/12                                   400,000        420,931
John Deere Capital Corp.
  6.00%, due 2/15/09                                   500,000        503,578
  7.00%, due 3/15/12                                   450,000        475,084
JPMorgan Chase & Co.
  6.00%, due 1/15/09                                   400,000        402,320
  6.75%, due 8/15/08                                   300,000        305,900
  7.00%, due 11/15/09                                  390,000        404,268
  7.875%, due 6/15/10                                  375,000        402,468
Lehman Brothers Holdings, Inc.
  7.00%, due 2/1/08                                    100,000        101,871
  7.875%, due 11/1/09                                  150,000        158,177
V    7.875%, due 8/15/10                             1,607,000      1,729,233

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Merrill Lynch & Co., Inc.
  6.375%, due 10/15/08                              $  350,000   $    355,019
  7.00%, due 4/27/08                                 1,150,000      1,180,039
  Series C
  8.00%, due 3/24/09 (c)                               300,000        293,463
Morgan Stanley
  5.80%, due 4/1/07                                    200,000        200,107
  6.75%, due 4/15/11                                   700,000        726,758
  8.00%, due 6/15/10                                   400,000        428,238
Pitney Bowes Credit Corp.
  5.75%, due 8/15/08                                   175,000        175,338
Prudential Funding LLC
  6.60%, due 5/15/08 (d)                               550,000        558,318
UBS Paine Webber Group, Inc.
  6.55%, due 4/15/08                                   204,000        207,076
Wells Fargo Financial, Inc.
  5.875%, due 8/15/08                                  225,000        225,954
                                                                 ------------
                                                                   20,412,717
                                                                 ------------
ELECTRIC (0.4%)
Consolidated Edison Co.
  of New York
  7.50%, due 9/1/10                                    660,000        702,310
                                                                 ------------

ELECTRICAL COMPONENTS & EQUIPMENT (0.7%)
Emerson Electric Co.
  7.125%, due 8/15/10                                1,082,000      1,141,320
                                                                 ------------

ELECTRONICS (0.1%)
Honeywell, Inc.
  7.125%, due 4/15/08                                  175,000        179,101
                                                                 ------------

FOOD (2.8%)
Campbell Soup Co.
  5.875%, due 10/1/08                                  450,000        452,103
  6.75%, due 2/15/11                                   750,000        778,086
H.J. Heinz Finance Co.
  6.625%, due 7/15/11                                  700,000        716,000
Kellogg Co.
  Series B
  6.60%, due 4/1/11                                    750,000        774,764
Kraft Foods, Inc.
  5.25%, due 6/1/07                                    400,000        397,582
  6.25%, due 6/1/12                                    650,000        657,585
Sysco International Co.
  6.10%, due 6/1/12                                    125,000        127,280
Unilever Capital Corp.
  7.125%, due 11/1/10                                  650,000        682,469
                                                                 ------------
                                                                    4,585,869
                                                                 ------------

 M-12 MainStay VP Balanced Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
LONG-TERM CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
HOUSEHOLD PRODUCTS & WARES (0.2%)
Clorox Co. (The)
  6.125%, due 2/1/11                                $  275,000   $    278,419
                                                                 ------------
INSURANCE (0.2%)
GE Global Insurance Holding Corp.
  7.50%, due 6/15/10                                   250,000        264,238
                                                                 ------------

MACHINERY--CONSTRUCTION & MINING (0.8%)
Caterpillar, Inc.
  6.55%, due 5/1/11                                    400,000        415,645
  7.25%, due 9/15/09                                   884,000        926,860
                                                                 ------------
                                                                    1,342,505
                                                                 ------------
MACHINERY--DIVERSIFIED (0.3%)
Deere & Co.
  7.85%, due 5/15/10                                   450,000        482,196
                                                                 ------------
MEDIA (0.8%)
Gannett Co., Inc.
  5.50%, due 4/1/07                                    425,000        423,085
Walt Disney Co. (The)
  5.375%, due 6/1/07                                   275,000        274,274
  6.375%, due 3/1/12                                   550,000        564,385
                                                                 ------------
                                                                    1,261,744
                                                                 ------------
MISCELLANEOUS--MANUFACTURING (0.6%)
Honeywell International, Inc.
  6.125%, due 11/1/11                                  200,000        203,681
  7.50%, due 3/1/10                                    775,000        821,208
                                                                 ------------
                                                                    1,024,889
                                                                 ------------
OIL & GAS (1.4%)
ConocoPhillips
  6.375%, due 3/30/09                                  500,000        509,196
  8.75%, due 5/25/10                                   900,000        994,656
Pan American Energy LLC
  6.75%, due 2/1/07                                    125,000        125,797
Texaco Capital, Inc.
  8.625%, due 6/30/10                                  320,000        354,972
Vastar Resources, Inc.
  6.50%, due 4/1/09                                    350,000        358,078
                                                                 ------------
                                                                    2,342,699
                                                                 ------------
OIL & GAS SERVICES (0.1%)
Baker Hughes, Inc.
  6.00%, due 2/15/09                                   205,000        206,547
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
PHARMACEUTICALS (0.2%)
Abbott Laboratories
  5.40%, due 9/15/08                                $  200,000   $    199,260
  6.40%, due 12/1/06                                   200,000        200,546
                                                                 ------------
                                                                      399,806
                                                                 ------------
RETAIL (2.5%)
J.C. Penney Co., Inc.
  8.00%, due 3/1/10                                    700,000        745,781
Lowe's Cos., Inc.
  8.25%, due 6/1/10                                    250,000        272,691
Nordstrom, Inc.
  5.625%, due 1/15/09                                  175,000        174,151
Target Corp.
  5.50%, due 4/1/07                                    300,000        299,671
  6.35%, due 1/15/11                                   200,000        205,402
  7.50%, due 8/15/10                                   900,000        961,691
Wal-Mart Stores, Inc.
  6.875%, due 8/10/09                                1,000,000      1,035,556
  7.25%, due 6/1/13                                    400,000        432,850
                                                                 ------------
                                                                    4,127,793
                                                                 ------------
SOFTWARE (0.1%)
Oracle Corp.
  6.91%, due 2/15/07                                   100,000        100,660
                                                                 ------------

TELECOMMUNICATIONS (2.9%)
V  ALLTEL Corp.
  7.00%, due 7/1/12                                  1,300,000      1,371,964
AT&T Corp.
  7.30%, due 11/15/11                                  350,000        371,537
BellSouth Capital Funding Corp.
  7.75%, due 2/15/10                                   850,000        900,362
BellSouth Telecommunications, Inc.
  5.875%, due 1/15/09                                  200,000        200,200
GTE California, Inc.
  Series H
  7.65%, due 3/15/07                                   175,000        177,126
New York Telephone Co.
  6.00%, due 4/15/08                                   175,000        174,943
Southwestern Bell Telephone Co.
  7.00%, due 7/1/15                                    350,000        365,660
Verizon Global Funding Corp.
  7.25%, due 12/1/10                                 1,050,000      1,099,629
                                                                 ------------
                                                                    4,661,421
                                                                 ------------
Total Long-Term Corporate Bonds
  (Cost $64,798,563)                                               63,150,120
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (6.3%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (1.9%)
Barton Capital LLC
  5.272%, due 7/21/06 (e)                           $  147,491   $    147,491
Clipper Receivables Corp.
  5.094%, due 7/5/06 (e)                               147,491        147,491
Compass Securitization Corp.
  5.331%, due 7/24/06 (e)                              218,299        218,299
Fairway Finance Corp.
  5.268%, due 7/6/06 (e)                               221,236        221,236
Falcon Asset Securitization Corp.
  5.099%, due 7/6/06 (e)                               221,236        221,236
Grampian Funding LLC
  5.266%, due 7/13/06 (e)                              221,236        221,236
Kitty Hawk Funding Corp.
  5.161%, due 7/10/06 (e)                              221,236        221,236
Liberty Street Funding Corp.
  5.082%, due 7/3/06 (e)                               221,236        221,236
  5.239%, due 7/24/06 (e)                              368,727        368,727
Ranger Funding LLC
  5.265%, due 8/1/06 (e)                               216,308        216,308
Sheffield Receivables Corp.
  5.252%, due 7/18/06 (e)                              221,236        221,236
  5.31%, due 7/11/06 (e)                               221,236        221,236
Silver Tower U.S. Funding
  5.335%, due 7/31/06 (e)                              250,734        250,734
Yorktown Capital LLC
  5.272%, due 7/20/06 (e)                              293,506        293,506
                                                                 ------------
Total Commercial Paper
  (Cost $3,191,208)                                                 3,191,208
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (0.8%)
BGI Institutional Money Market Fund (e)              1,332,715      1,332,715
                                                                 ------------
Total Investment Company
  (Cost $1,332,715)                                                 1,332,715
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE
REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
  5.42%, dated 6/30/06
  due 7/3/06
  Proceeds at Maturity $280,359 (Collateralized by
  various bonds with a Principal Amount of
  $329,659 and a Market Value of $288,562) (e)      $  280,232   $    280,232
                                                                 ------------
Total Repurchase Agreement
  (Cost $280,232)                                                     280,232
                                                                 ------------
TIME DEPOSITS (3.4%)
Bank of America Corp.
  5.27%, due 7/25/06 (c)(e)                            589,963        589,963
Calyon
  5.265%, due 8/2/06 (e)                               516,217        516,217
Credit Suisse First Boston Corp.
  5.305%, due 7/27/06 (e)                              516,217        516,217
Fortis Bank
  5.26%, due 7/7/06 (e)                                516,217        516,217
Skandinaviska Enskilda
  Banken AB
  5.08%, due 7/5/06 (e)                                663,708        663,708
Societe Generale North America, Inc.
  5.313%, due 7/3/06 (e)                             1,307,810      1,307,810
Toronto Dominion Bank
  5.30%, due 7/26/06 (e)                               589,963        589,963
UBS AG
  5.10%, due 7/7/06 (e)                                294,981        294,981
Wells Fargo Bank N.A.
  5.22%, due 7/6/06 (e)                                516,217        516,217
                                                                 ------------
Total Time Deposits
  (Cost $5,511,293)                                                 5,511,293
                                                                 ------------
Total Short-Term Investments
  (Cost $10,315,448)                                               10,315,448
                                                                 ------------
Total Investments
  (Cost $169,882,698) (f)                                105.2%   171,711,898(g)
Liabilities in Excess of
  Cash and Other Assets                                   (5.2)    (8,441,713)
                                                    ----------   ------------
Net Assets                                               100.0%  $163,270,185
                                                    ==========   ============

 M-14 MainStay VP Balanced Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

(a) Represents security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c)  Floating rate. Rate shown is the rate in effect at June
     30, 2006.
(d)  May be sold to institutional investors only.
(e) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f) The cost for federal income tax purposes is $169,896,354.
(g)  At June 30, 2006 net unrealized appreciation was
     $1,815,544, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,740,860 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,925,316.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost
  $169,882,698) including $10,031,002 market
  value of securities loaned                    $171,711,898
Cash                                               1,745,205
Receivables:
  Investment securities sold                      24,015,852
  Dividends and interest                           1,260,711
  Fund shares sold                                   232,479
Other assets                                           4,078
                                                -------------
    Total assets                                 198,970,223
                                                -------------

LIABILITIES:
Securities lending collateral                     10,315,448
Payables:
  Investment securities purchased                 25,196,097
  Manager                                             97,425
  NYLIFE Distributors                                 38,934
  Shareholder communication                           18,052
  Professional                                        14,063
  Fund shares redeemed                                 9,687
  Custodian                                            9,182
Accrued expenses                                       1,150
                                                -------------
    Total liabilities                             35,700,038
                                                -------------
Net assets                                      $163,270,185
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $     11,167
  Service Class                                      140,912
Additional paid-in capital                       158,557,644
Accumulated undistributed net investment
  income                                           1,400,402
Accumulated undistributed net realized gain on
  investments                                      1,330,860
Net unrealized appreciation on investments         1,829,200
                                                -------------
Net assets                                      $163,270,185
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $ 12,021,028
                                                =============
Shares of capital stock outstanding                1,116,685
                                                =============
Net asset value per share outstanding           $      10.76
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $151,249,157
                                                =============
Shares of capital stock outstanding               14,091,230
                                                =============
Net asset value per share outstanding           $      10.73
                                                =============

 M-16 MainStay VP Balanced Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                        $1,383,842
  Dividends                                          754,083
  Income from securities loaned--net                  15,361
                                                  -----------
    Total income                                   2,153,286
                                                  -----------
EXPENSES:
  Manager                                            531,264
  Distribution and service--Service Class            163,343
  Professional                                        27,064
  Custodian                                           14,955
  Shareholder communication                           13,324
  Directors                                            2,452
  Miscellaneous                                          482
                                                  -----------
    Total expenses                                   752,884
                                                  -----------
Net investment income                              1,400,402
                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                            1,310,762
  Futures transactions                                (4,467)
                                                  -----------
Net realized gain on investments                   1,306,295
                                                  -----------
Net change in unrealized appreciation on
  investments                                        650,843
                                                  -----------
Net realized and unrealized gain on investments    1,957,138
                                                  -----------
Net increase in net assets resulting from
  operations                                      $3,357,540
                                                  ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED AND THE PERIOD MAY 2, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2005

                                        2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $  1,400,402   $    815,436
 Net realized gain on
  investments                      1,306,295        462,892
 Net change in unrealized
  appreciation on investments        650,843      1,178,357
                                ---------------------------
 Net increase in net assets
  resulting from operations        3,357,540      2,456,685
                                ---------------------------
Dividends and distributions to shareholders:
From net investment income:
   Initial Class                          --        (77,208)
   Service Class                          --       (745,871)
From net realized gain on investments:
   Initial Class                          --        (36,452)
   Service Class                          --       (394,232)
                                ---------------------------
 Total dividends and
  distributions to
  shareholders                            --     (1,253,763)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                   2,414,700      9,404,575
   Service Class                  49,104,593    105,304,902
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                          --        113,660
   Service Class                          --      1,140,103
                                ---------------------------
                                  51,519,293    115,963,240
 Cost of shares redeemed:
   Initial Class                    (393,939)       (78,497)
   Service Class                  (6,339,620)    (1,960,754)
                                ---------------------------
                                  (6,733,559)    (2,039,251)
   Increase in net assets
    derived from capital share
    transactions                  44,785,734    113,923,989
                                ---------------------------
   Net increase in net assets     48,143,274    115,126,911

NET ASSETS:
Beginning of period              115,126,911             --
                                ---------------------------
End of period                   $163,270,185   $115,126,911
                                ===========================
Accumulated undistributed net
 investment income at end of
 period                         $  1,400,402   $         --
                                ===========================

 M-18 MainStay VP Balanced Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                       INITIAL CLASS                     SERVICE CLASS
                                ----------------------------      ----------------------------
                                                   MAY 2,                            MAY 2,
                                SIX MONTHS        2005(A)         SIX MONTHS        2005(A)
                                  ENDED           THROUGH           ENDED           THROUGH
                                 JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                  2006*             2005            2006*             2005
Net asset value at beginning
  of period                      $ 10.46           $10.00          $  10.44         $  10.00
                                ----------      ------------      ----------      ------------
Net investment income               0.11             0.11              0.09             0.08
Net realized and unrealized
  gain on investments               0.19             0.47              0.20             0.48
                                ----------      ------------      ----------      ------------
Total from investment
  operations                        0.30             0.58              0.29             0.56
                                ----------      ------------      ----------      ------------
Less dividends and
  distributions:
  From net investment income          --            (0.08)               --            (0.08)
  From net realized gain on
    investments                       --            (0.04)               --            (0.04)
                                ----------      ------------      ----------      ------------
Total dividends and
  distributions                       --            (0.12)               --            (0.12)
                                ----------      ------------      ----------      ------------
Net asset value at end of
  period                         $ 10.76           $10.46          $  10.73         $  10.44
                                ==========      ============      ==========      ============
Total investment return             2.94%(b)         5.81%(b)          2.81%(b)         5.55%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             2.20% +          2.05%+            1.95%+           1.80%+
  Net expenses                      0.83%+           1.00%+            1.08%+           1.25%+
Portfolio turnover rate               38%              76%               38%              76%
Net assets at end of period
  (in 000's)                     $12,021           $9,707          $151,249         $105,420

(a)  Commencement of operations.
(b)  Total return is not annualized.
+    Annualized.
*    Unaudited.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP BASIC VALUE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE    FIVE      SINCE
TOTAL RETURNS              MONTHS   YEAR    YEARS   INCEPTION
-------------------------------------------------------------
After Portfolio operating
  expenses                  5.05%   11.43%  3.71%     3.84%

(PERFORMANCE GRAPH)

                                                 MAINSTAY VP BASIC VALUE     S&P 500/CITIGROUP VALUE       S&P 500/BARRA VALUE
                                                        PORTFOLIO                    INDEX                        INDEX
                                                 -----------------------     -----------------------       -------------------
5/1/98                                                    10000                       10000                       10000
                                                           9766                       10064                        9934
                                                          11175                       11608                       11577
                                                          10625                       10663                       10986
                                                          11339                       10677                       11856
                                                           9898                        9719                        9711
                                                           9467                        9415                        9533
                                                          11341                       11543                       11655
                                                          12206                       12839                       12957
6/30/06                                                   13601                       14752                       14520

SERVICE CLASS(1)                                                   AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE    FIVE      SINCE
TOTAL RETURNS              MONTHS   YEAR    YEARS   INCEPTION
-------------------------------------------------------------
After Portfolio operating
  expenses                  4.92%   11.19%  3.46%     3.58%

(PERFORMANCE GRAPH)

                                                 MAINSTAY VP BASIC VALUE     S&P 500/CITIGROUP VALUE       S&P 500/BARRA VALUE
                                                      PORTFOLIO                      INDEX                        INDEX
                                                 -----------------------     -----------------------       -------------------
5/1/98                                                    10000                       10000                       10000
                                                           9762                       10064                        9934
                                                          11143                       11608                       11577
                                                          10568                       10663                       10986
                                                          11250                       10677                       11856
                                                           9796                        9719                        9711
                                                           9347                        9415                        9533
                                                          11170                       11543                       11655
                                                          11991                       12839                       12957
6/30/06                                                   13333                       14752                       14520

                                                         SIX      ONE    FIVE      SINCE
BENCHMARK PERFORMANCE                                   MONTHS   YEAR    YEARS   INCEPTION
-------------------------------------------------------------------------------------------

S&P 500(R)/Barra Value Index*                            5.48%   12.06%  4.14%     4.67%

S&P 500(R)/Citigroup Value Index*                        6.52    14.90   6.68      4.87

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (5/1/98) through 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-20   MainStay VP Basic Value Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BASIC VALUE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2006, to June 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2006, through June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/06            6/30/06           PERIOD(1)           6/30/06            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,050.70            $4.27            $1,020.80             $4.21
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,049.45            $5.54            $1,019.55             $5.46
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.84% for Initial Class and 1.09% for Service Class) multiplied by the average account value over the period, divided by 365, and multiplied by 181 (to reflect the one-half year period).

                                                  www.mainstayfunds.com     M-21

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                       (PORTFOLIO COMPOSITION PIE CHART)

98.8%           Common Stocks
 1.1            Short-Term Investments
 0.1            Cash and Other Assets, Less Liabilities

See Portfolio of Investments on page M-25 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  Bank of America Corp.
 3.  Citigroup, Inc.
 4.  JPMorgan Chase & Co.
 5.  AT&T, Inc.
 6.  Pfizer, Inc
 7.  Altria Group, Inc.
 8.  ConocoPhillips
 9.  Chevron Corp.
10.  General Electric Co.

 M-22   MainStay VP Basic Value Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Brian C. Ferguson, Director of U.S. Large Cap Value Portfolio Management, The Boston Company U.S. Large Cap Value Management Team, The Dreyfus Corporation.

HOW DID MAINSTAY VP BASIC VALUE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE FIRST SIX MONTHS OF 2006?

During the six months ended June 30, 2006, MainStay VP Basic Value Portfolio returned 5.05% for Initial Class shares and 4.92% for Service Class shares. Both share classes outperformed the 4.72% return of the average Lipper* Variable Products Large-Cap Value Portfolio over the same period. Both share classes underperformed the 6.52% return of the S&P 500(R)/ Citigroup Value Index,* the Portfolio's broad-based securities market index, for the six months ended June 30, 2006. Both share classes underperformed the 5.48% return of the S&P 500(R)/Barra Value Index*.(1)

WHAT FACTORS ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Sector allocation had a positive effect on the Portfolio's performance relative to the S&P 500(R)/Barra Value Index* during the reporting period, but stock selection had a slightly negative impact on the Portfolio's relative performance.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH SECTORS WERE WEAK PERFORMERS?

Relative to the S&P 500(R)/Barra Value Index,* consumer discretionary, information technology, and energy were the Portfolio's three strongest-performing sectors. On a relative basis, the three weakest-performing sectors were materials, industrials, and consumer staples.

On an absolute basis, the Portfolio's strongest-performing sectors were energy, telecommunication services, and consumer discretionary. Health care had the lowest total return of any sector in the Portfolio. Materials was the second-worst absolute performer, followed by information technology.

DURING THE REPORTING PERIOD, WHICH STOCKS PROVIDED THE STRONGEST RETURNS FOR THE PORTFOLIO?

For the first half of 2006, the Portfolio saw outstanding results from AT&T, ExxonMobil, and Marathon Oil. AT&T benefited from improving fundamentals, cost reductions, and growth in its wireless segments. ExxonMobil advanced on higher oil prices, disciplined capital investment, and operational excellence. Marathon Oil saw above-average production growth, a favorable downstream margin environment, and persistently high oil prices during the reporting period.

WHICH STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE DURING THE FIRST HALF OF 2006?

Among the Portfolio's weakest holdings during the reporting period were American International Group, Boston Scientific, and Freddie Mac. AIG experienced weakness in its foreign life insurance and retirement services divisions and announced earnings that were below expectations. Boston Scientific was already facing headwinds from its acquisition of Guidant when the parent was forced to announce a recall on a group of Guidant pacemakers and defibrillators. Freddie Mac's stock suffered from slowdowns in the growth of both revolving and nonrevolving debt.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

Among the stocks we purchased for the Portfolio were biotechnology company Amgen and super regional bank U.S. Bancorp. Amgen, which makes hematology, oncology, and inflammation products, was attractively priced and had a solid pipeline of new products. U.S. Bancorp has seen positive trends


1. Going forward, the Portfolio will measure its performance against the S&P 500(R)/Citigroup Value Index. The S&P 500(R)/Barra Value Index was previously considered to be the Portfolio's broad-based securities market index for comparison purposes.

The principal risk of investing in value stocks is that they may never reach what the Portfolio Manager believes is their full value or that they may even go down in value. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio may purchase securities that are made available in IPOs (initial public offerings). The securities purchased in IPOs can be very volatile, and the effect on the Portfolio's performance depends on a variety of factors. The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-23
in fee-based revenue and is expected to boost earnings by 7% to 8% over the next two years.

We sold the Portfolio's position in multiline retailer Kohl's when improvements in short-term business momentum led to strong relative performance and the shares approached our price target. We did not believe that the momentum the company was experiencing could be sustained. We sold the Portfolio's position in General Mills when the company's shares reached our price target.

WERE THERE ANY SIGNIFICANT WEIGHTING CHANGES DURING THE REPORTING PERIOD?

During the first six months of 2006, we increased the Portfolio's allocation to telecommunication services and decreased the Portfolio's allocation to industrials.

During the reporting period the Portfolio was overweighted in the energy sector, which added value relative to the benchmark. The Portfolio was heavily overweighted in the consumer staples sector, which also helped relative performance.


The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-24   MainStay VP Basic Value Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (98.8%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.9%)
Boeing Co. (The)                                         5,700   $    466,887
Honeywell International, Inc.                           13,000        523,900
Lockheed Martin Corp.                                    7,500        538,050
United Technologies Corp.                                7,400        469,308
                                                                 ------------
                                                                    1,998,145
                                                                 ------------
AUTO COMPONENTS (0.9%)
Johnson Controls, Inc.                                  11,000        904,420
                                                                 ------------
BIOTECHNOLOGY (0.5%)
Amgen, Inc. (a)                                          7,900        515,317
                                                                 ------------
CAPITAL MARKETS (4.2%)
Bank of New York Co., Inc. (The)                        15,400        495,880
Goldman Sachs Group, Inc. (The)                          5,400        812,322
Merrill Lynch & Co., Inc.                               28,100      1,954,636
Morgan Stanley                                          17,100      1,080,891
                                                                 ------------
                                                                    4,343,729
                                                                 ------------
CHEMICALS (1.5%)
Dow Chemical Co. (The)                                  12,000        468,360
E.I. du Pont de Nemours & Co.                           13,000        540,800
Rohm & Haas Co.                                         11,700        586,404
                                                                 ------------
                                                                    1,595,564
                                                                 ------------
COMMERCIAL BANKS (5.0%)
PNC Financial Services Group, Inc.                       8,200        575,394
SunTrust Banks, Inc.                                     7,100        541,446
U.S. Bancorp                                            27,000        833,760
Wachovia Corp.                                          35,700      1,930,656
Wells Fargo & Co.                                       19,100      1,281,228
                                                                 ------------
                                                                    5,162,484
                                                                 ------------
COMMUNICATIONS EQUIPMENT (1.0%)
Cisco Systems, Inc. (a)                                 51,700      1,009,701
                                                                 ------------

COMPUTERS & PERIPHERALS (3.3%)
Hewlett-Packard Co.                                     57,400      1,818,432
International Business Machines Corp.                   14,300      1,098,526
NCR Corp. (a)                                           13,100        479,984
                                                                 ------------
                                                                    3,396,942
                                                                 ------------
CONSUMER FINANCE (1.5%)
Capital One Financial Corp.                             17,900      1,529,555
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (10.9%)
V  Bank of America Corp.                                85,712      4,122,747
V  Citigroup, Inc.                                      79,846      3,851,771
V  JPMorgan Chase & Co.                                 79,800      3,351,600
                                                                 ------------
                                                                   11,326,118
                                                                 ------------


                                                        SHARES          VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (4.9%)
V  AT&T, Inc.                                          110,800   $  3,090,212
BellSouth Corp.                                         25,200        912,240
Verizon Communications, Inc.                            31,000      1,038,190
                                                                 ------------
                                                                    5,040,642
                                                                 ------------
ELECTRIC UTILITIES (2.4%)
Edison International                                    12,200        475,800
Entergy Corp.                                            6,900        488,175
Exelon Corp.                                            18,800      1,068,404
FPL Group, Inc.                                         10,800        446,904
                                                                 ------------
                                                                    2,479,283
                                                                 ------------
ELECTRICAL EQUIPMENT (0.8%)
Cooper Industries, Ltd. Class A                          3,500        325,220
Emerson Electric Co.                                     6,000        502,860
                                                                 ------------
                                                                      828,080
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (0.5%)
Halliburton Co.                                          6,600        489,786
                                                                 ------------

FOOD & STAPLES RETAILING (0.5%)
CVS Corp.                                               17,500        537,250
                                                                 ------------

FOOD PRODUCTS (2.0%)
Cadbury Schweppes PLC, Sponsored ADR (b)                24,400        947,208
Campbell Soup Co.                                       14,000        519,540
Dean Foods Co. (a)                                      16,600        617,354
                                                                 ------------
                                                                    2,084,102
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
Boston Scientific Corp. (a)                             23,300        392,372
                                                                 ------------

HEALTH CARE PROVIDERS & SERVICES (1.0%)
WellPoint, Inc. (a)                                     15,000      1,091,550
                                                                 ------------

HOTELS, RESTAURANTS & LEISURE (2.4%)
Carnival Corp.                                          12,400        517,576
Marriott International, Inc. Class A                    14,400        548,928
McDonald's Corp.                                        43,200      1,451,520
                                                                 ------------
                                                                    2,518,024
                                                                 ------------
HOUSEHOLD PRODUCTS (1.7%)
Colgate-Palmolive Co.                                   17,000      1,018,300
Procter & Gamble Co. (The)                              13,700        761,720
                                                                 ------------
                                                                    1,780,020
                                                                 ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.3%)
Constellation Energy Group, Inc.                        13,100   $    714,212
NRG Energy, Inc. (a)                                    12,300        592,614
                                                                 ------------
                                                                    1,306,826
                                                                 ------------
INDUSTRIAL CONGLOMERATES (3.5%)
3M Co.                                                   6,700        541,159
V  General Electric Co.                                 60,700      2,000,672
Tyco International, Ltd.                                39,300      1,080,750
                                                                 ------------
                                                                    3,622,581
                                                                 ------------
INSURANCE (7.5%)
ACE, Ltd.                                               10,100        510,959
American International Group, Inc.                      25,358      1,497,390
Aon Corp.                                               28,600        995,852
Chubb Corp. (The)                                       19,800        988,020
Genworth Financial, Inc. Class A                        39,500      1,376,180
Lincoln National Corp.                                   9,200        519,248
MetLife, Inc.                                           10,500        537,705
Prudential Financial, Inc.                              10,900        846,930
St. Paul Travelers Cos., Inc. (The)                     11,500        512,670
                                                                 ------------
                                                                    7,784,954
                                                                 ------------
IT SERVICES (2.6%)
Accenture, Ltd. Class A                                 47,900      1,356,528
Automatic Data Processing, Inc.                         24,600      1,115,610
Fiserv, Inc. (a)                                         5,900        267,624
                                                                 ------------
                                                                    2,739,762
                                                                 ------------
LIFE SCIENCES TOOLS & SERVICES (0.5%)
Thermo Electron Corp. (a)                               14,300        518,232
                                                                 ------------
MACHINERY (0.5%)
Eaton Corp.                                              7,400        557,960
                                                                 ------------

MEDIA (5.1%)
Clear Channel Communications, Inc.                      40,000      1,238,000
Comcast Corp. Class A (a)                               14,700        481,278
News Corp. Class A                                      51,700        991,606
Omnicom Group, Inc.                                     12,600      1,122,534
Time Warner, Inc.                                       54,200        937,660
Walt Disney Co. (The)                                   16,200        486,000
                                                                 ------------
                                                                    5,257,078
                                                                 ------------
METALS & MINING (0.5%)
Alcoa, Inc.                                             17,500        566,300
                                                                 ------------
MULTILINE RETAIL (0.5%)
Federated Department Stores, Inc.                       14,900        545,340
                                                                 ------------


                                                        SHARES          VALUE
MULTI-UTILITIES (0.5%)
PG&E Corp.                                              12,100   $    475,288
                                                                 ------------

OIL, GAS & CONSUMABLE FUELS (12.7%)
Anadarko Petroleum Corp.                                10,000        476,900
Apache Corp.                                             6,900        470,925
V  Chevron Corp.                                        35,900      2,227,954
V  ConocoPhillips                                       39,800      2,608,094
Devon Energy Corp.                                       8,500        513,485
V  ExxonMobil Corp.                                     73,882      4,532,661
Marathon Oil Corp.                                      21,500      1,790,950
Valero Energy Corp.                                      9,400        625,288
                                                                 ------------
                                                                   13,246,257
                                                                 ------------
PHARMACEUTICALS (5.2%)
Abbott Laboratories                                     30,500      1,330,105
V  Pfizer, Inc.                                        113,700      2,668,539
Wyeth                                                   30,900      1,372,269
                                                                 ------------
                                                                    5,370,913
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS (0.7%)
Equity Residential                                      17,000        760,410
                                                                 ------------

ROAD & RAIL (1.3%)
Union Pacific Corp.                                     14,800      1,375,808
                                                                 ------------

SOFTWARE (0.8%)
Microsoft Corp.                                         36,774        856,834
                                                                 ------------

SPECIALTY RETAIL (1.0%)
Limited Brands, Inc.                                    21,600        552,744
TJX Cos., Inc. (The)                                    22,000        502,920
                                                                 ------------
                                                                    1,055,664
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (3.4%)
Countrywide Financial Corp.                             17,100        651,168
Freddie Mac                                             18,900      1,077,489
PMI Group, Inc. (The)                                   21,700        967,386
Washington Mutual, Inc.                                 17,700        806,766
                                                                 ------------
                                                                    3,502,809
                                                                 ------------
TOBACCO (2.5%)
V  Altria Group, Inc.                                   35,900      2,636,137
                                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (1.4%)
ALLTEL Corp.                                             7,900        504,257
Sprint Nextel Corp.                                     21,100        421,789
Vodafone Group PLC, Sponsored ADR (b)                   22,900        487,770
                                                                 ------------
                                                                    1,413,816
                                                                 ------------
Total Common Stocks
  (Cost $93,889,774)                                              102,616,053
                                                                 ------------

 M-26 MainStay VP Basic Value Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENT (1.1%)
-----------------------------------------------------------------------------
FEDERAL AGENCY (1.1%)
Federal Home Loan Bank (Discount Note)
  4.95%, due 7/3/06                                 $1,120,000   $  1,119,692
                                                                 ------------
Total Short-Term Investment
  (Cost $1,119,692)                                                 1,119,692
                                                                 ------------
Total Investments
  (Cost $95,009,466) (c)                                  99.9%   103,735,745(d)
Cash and Other Assets,
  Less Liabilities                                         0.1        155,033
                                                    ----------   ------------
Net Assets                                               100.0%  $103,890,778
                                                    ==========   ============

(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c) The cost for federal income tax purposes is $95,088,800.
(d)  At June 30, 2006 net unrealized appreciation was
     $8,646,945, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $11,171,406 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,524,461.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $95,009,466)                 $103,735,745
Cash                                                   1,275
Receivables:
  Fund shares sold                                   142,615
  Dividends and interest                             134,575
Other assets                                           3,396
                                                -------------
    Total assets                                 104,017,606
                                                -------------

LIABILITIES:
Payables:
  Adviser                                             45,506
  Shareholder communication                           22,195
  Fund shares redeemed                                18,303
  Administrator                                       16,547
  Professional                                        10,868
  NYLIFE Distributors                                  6,227
  Custodian                                            3,685
  Directors                                              751
Accrued expenses                                       2,746
                                                -------------
    Total liabilities                                126,828
                                                -------------
Net assets                                      $103,890,778
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $     59,787
  Service Class                                       25,474
Additional paid-in capital                        88,972,286
Accumulated undistributed net investment
  income                                           1,042,861
Accumulated undistributed net realized gain on
  investments                                      5,064,091
Net unrealized appreciation on investments         8,726,279
                                                -------------
Net assets                                      $103,890,778
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $ 72,920,911
                                                =============
Shares of capital stock outstanding                5,978,707
                                                =============
Net asset value per share outstanding           $      12.20
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 30,969,867
                                                =============
Shares of capital stock outstanding                2,547,383
                                                =============
Net asset value per share outstanding           $      12.16
                                                =============

 M-28 MainStay VP Basic Value Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                       $1,059,948
  Interest                                            27,444
  Income from securities loaned--net                   2,046
                                                  -----------
    Total income                                   1,089,438
                                                  -----------
EXPENSES:
  Advisory                                           290,480
  Administration                                      96,827
  Distribution and service--Service Class             37,237
  Professional                                        19,192
  Shareholder communication                           11,409
  Custodian                                            7,707
  Directors                                            2,254
  Miscellaneous                                        1,413
                                                  -----------
    Total expenses before waiver                     466,519
  Expense waiver from Manager                        (24,207)
                                                  -----------
    Net expenses                                     442,312
                                                  -----------
Net investment income                                647,126
                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                   4,303,488
Net change in unrealized appreciation on
  investments                                        (87,604)
                                                  -----------
Net realized and unrealized gain on investments    4,215,884
                                                  -----------
Net increase in net assets resulting from
  operations                                      $4,863,010
                                                  ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2005

                                              2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $    647,126   $  1,215,323
 Net realized gain on investments        4,303,488      6,065,191
 Net change in unrealized
  appreciation on investments              (87,604)    (2,367,800)
                                      ---------------------------
 Net increase in net assets
  resulting from operations              4,863,010      4,912,714
                                      ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                                --       (614,555)
   Service Class                                --       (212,181)
 From net realized gain on investments:
   Initial Class                                --       (683,777)
   Service Class                                --       (293,622)
                                      ---------------------------
 Total dividends and distributions
  to shareholders                               --     (1,804,135)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        11,368,454      4,086,907
   Service Class                         3,331,118      8,109,720
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                                --      1,298,332
   Service Class                                --        505,803
                                      ---------------------------
                                        14,699,572     14,000,762
 Cost of shares redeemed:
   Initial Class                        (8,545,346)   (12,483,781)
   Service Class                        (2,415,248)    (3,353,645)
                                      ---------------------------
                                       (10,960,594)   (15,837,426)
   Increase (decrease) in net assets
    derived from capital share
    transactions                         3,738,978     (1,836,664)
                                      ---------------------------
   Net increase in net assets            8,601,988      1,271,915

NET ASSETS:
Beginning of period                     95,288,790     94,016,875
                                      ---------------------------
End of period                         $103,890,778   $ 95,288,790
                                      ===========================
Accumulated undistributed net
 investment income at end of period   $  1,042,861   $    395,735
                                      ===========================

 M-30 MainStay VP Basic Value Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                  www.mainstayfunds.com     M-31

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                           INITIAL CLASS
                                            ---------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                         YEAR ENDED DECEMBER 31,
                                              2006*          2005         2004         2003         2002         2001
Net asset value at beginning of period       $ 11.61        $ 11.23      $ 10.18      $  8.01      $ 10.46      $ 11.29
                                            ----------      -------      -------      -------      -------      -------
Net investment income                           0.08 (b)       0.15 (b)     0.11         0.07 (b)     0.06         0.07
Net realized and unrealized gain (loss) on
  investments                                   0.51           0.46         1.04         2.17        (2.45)       (0.56)
                                            ----------      -------      -------      -------      -------      -------
Total from investment operations                0.59           0.61         1.15         2.24        (2.39)       (0.49)
                                            ----------      -------      -------      -------      -------      -------
Less dividends and distributions:
  From net investment income                      --          (0.11)       (0.10)       (0.07)       (0.06)       (0.07)
  From net realized gain on investments           --          (0.12)          --           --           --        (0.27)
                                            ----------      -------      -------      -------      -------      -------
Total dividends and distributions                 --          (0.23)       (0.10)       (0.07)       (0.06)       (0.34)
                                            ----------      -------      -------      -------      -------      -------
Net asset value at end of period             $ 12.20        $ 11.61      $ 11.23      $ 10.18      $  8.01      $ 10.46
                                            ==========      =======      =======      =======      =======      =======
Total investment return                         5.05%(c)       5.44%(e)    11.37%       27.95%      (22.86%)      (4.51%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         1.42%+         1.35%        1.04%        0.87%        0.63%        0.80%
  Net expenses                                  0.84%+         0.77%#       0.96%        0.99%        0.98%        0.99%
  Expenses (before waiver/reimbursement)        0.89%+         0.91%#       0.96%        0.99%        0.98%        0.99%
Portfolio turnover rate                           27%            55%          75%          73%          65%          74%
Net assets at end of period (in 000's)       $72,921        $66,657      $71,543      $62,229      $49,975      $59,220

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     5.36% and 5.14% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
#    Includes fees paid indirectly which amounted to 0.01% of the average net assets for the year ended December 31, 2005.
+    Annualized.
*    Unaudited.

 M-32 MainStay VP Basic Value Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                        SERVICE CLASS
--------------------------------------------------------------
                                                    JUNE 5,
    SIX MONTHS                                      2003(A)
      ENDED                                         THROUGH
     JUNE 30,       YEAR ENDED DECEMBER 31,       DECEMBER 31,
      2006*           2005           2004             2003
     $ 11.59         $ 11.21        $ 10.17          $ 8.97
    ----------      ---------      ---------      ------------
        0.07 (b)        0.13 (b)       0.09            0.03 (b)
        0.50            0.46           1.04            1.24
    ----------      ---------      ---------      ------------
        0.57            0.59           1.13            1.27
    ----------      ---------      ---------      ------------
          --           (0.09)         (0.09)          (0.07)
          --           (0.12)            --              --
    ----------      ---------      ---------      ------------
          --           (0.21)         (0.09)          (0.07)
    ----------      ---------      ---------      ------------
     $ 12.16         $ 11.59        $ 11.21          $10.17
    ==========      =========      =========      ============
        4.92%(c)        5.21%(e)      11.09%          14.13%(c)
        1.17%+          1.10%          0.79%           0.62%+(d)
        1.09%+          1.02%#         1.21%           1.24%+
        1.14%+          1.16%#         1.21%           1.24%+
          27%             55%            75%             73%
     $30,970         $28,632        $22,474          $6,033

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP BOND PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------
After Portfolio operating
  expenses                 -0.72%   -0.71%  4.90%   5.97%

(PERFORMANCE GRAPH)

                                                                             MERRILL LYNCH CORPORATE
                                                    MAINSTAY VP BOND          AND GOVERNMENT MASTER          LEHMAN BROTHERS
                                                        PORTFOLIO                    INDEX                AGGREGATE BOND INDEX
                                                    ----------------         -----------------------      --------------------
6/30/96                                                   10000                       10000                       10000
                                                          10736                       10778                       10815
                                                          11963                       11999                       11955
                                                          12274                       12324                       12331
                                                          12699                       12858                       12894
                                                          14061                       14283                       14342
                                                          15047                       15458                       15579
                                                          16845                       17465                       17200
                                                          16912                       17356                       17255
                                                          17989                       18626                       18428
6/30/06                                                   17861                       18355                       18280

SERVICE CLASS(1)                                                   AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------
After Portfolio operating
  expenses                 -0.85%   -1.00%  4.63%   5.70%

(PERFORMANCE GRAPH)

                                                                                                         MERRILL LYNCH CORPORATE
                                                    MAINSTAY VP BOND             LEHMAN BROTHERS          AND GOVERNMENT MASTER
                                                        PORTFOLIO             AGGREGATE BOND INDEX               INDEX
                                                    ----------------          --------------------       -----------------------
6/30/96                                                   10000                       10000                       10000
                                                          10708                       10815                       10778
                                                          11901                       11955                       11999
                                                          12180                       12331                       12324
                                                          12569                       12894                       12858
                                                          13882                       14342                       14283
                                                          14819                       15579                       15458
                                                          16548                       17200                       17465
                                                          16573                       17255                       17356
                                                          17585                       18428                       18626
6/30/06                                                   17410                       18280                       18355


                                                              SIX      ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                        MONTHS   YEAR    YEARS   YEARS
--------------------------------------------------------------------------------------------

Lehman Brothers(R) Aggregate Bond Index*                     -0.72%   -0.81%  4.97%   6.22%
Merrill Lynch Corporate and Government Master Index*         -1.11    -1.45   5.14    6.26

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from 7/1/96 through 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-34   MainStay VP Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BOND PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2006, to June 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2006, through June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/06            6/30/06           PERIOD(1)           6/30/06            PERIOD(1)

INITIAL CLASS                         $1,000.00          $992.75             $2.52            $1,022.45             $2.56
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00          $991.50             $3.75            $1,021.20             $3.81
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.51% for Initial Class and 0.76% for Service Class) multiplied by the average account value over the period, divided by 365, and multiplied by 181 (to reflect the one-half year period).

                                                  www.mainstayfunds.com     M-35

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                       (PORTFOLIO COMPOSITION PIE CHART)

 59.5%           U.S. Government & Federal Agencies
 25.1            Corporate Bonds
 18.2            Short-Term Investments (collateral from securities lending is 11.2%)
  5.3            Mortgage-Backed Securities
  3.0            Asset-Backed Securities
  2.4            Foreign Bonds
  0.4            Yankee Bond
-13.9            Liabilities in Excess of Cash and Other Assets

See Portfolio of Investments on page M-38 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  United States Treasury Note, 4.00%, due 3/15/10
 2.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security), 5.00%, due 8/1/35
 3.  United States Treasury Bond, 5.375%, due 2/15/31
 4.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 11/1/35
 5.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 6.00%, due 7/1/36 TBA
 6.  United States Treasury Note, 5.125%, due 5/15/16
 7.  United States Treasury Note, 4.875%, due 4/30/08
 8.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 8/1/35
 9.  Federal Home Loan Bank, 3.625%, due 11/14/08
10.  Morgan Stanley Capital I, Series 2004-HQ3, Class
     A4, 4.80%, due 1/13/41

 M-36   MainStay VP Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Donald F. Serek, Thomas Volpe, Jr., and Michael J. Pagano of New York Life Investment Management LLC.

HOW DID MAINSTAY VP BOND PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE FIRST SIX MONTHS OF 2006?

For the six months ended June 30, 2006, MainStay VP Bond Portfolio returned -0.72% for Initial Class shares and -0.85% for Service Class shares. Both share classes underperformed the -0.71% return of the average Lipper* Variable Products Corporate Debt A-Rated Portfolio over the same period. Initial Class shares matched and Service Class shares underperformed the -0.72% return of the Lehman Brothers(R) Aggregate Bond Index,* the Portfolio's broad-based securities-market index, for the six months ended June 30, 2006.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE FIRST HALF OF 2006?

The Federal Open Market Committee met four times during the first half of 2006 and raised the federal funds target rate by 25 basis points on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of June, the federal funds target rate stood at 5.25%. Rising interest rates resulted in negative returns for many fixed-income assets in the first half of 2006.

During the reporting period, the Portfolio benefited from overweighted positions relative to the Lehman Brothers(R) Aggregate Bond Index* in investment-grade credit and commercial mortgage-backed securities.

WHAT WAS THE PORTFOLIO'S DURATION STRATEGY DURING THE REPORTING PERIOD?

For the six months ended June 30, 2006, the Portfolio generally maintained a neutral to modestly short duration compared to that of the Lehman Brothers(R) Aggregate Bond Index.*

WHAT CHANGES DID YOU MAKE IN THE PORTFOLIO'S HOLDINGS DURING THE FIRST HALF OF 2006?

During the reporting period, credit spreads narrowed to multiyear lows, and we reduced the Portfolio's overweighted position in investment-grade credit. In particular, we reduced exposure to longer-maturity credit, since we anticipated that credit spreads--or the difference in yield between rated bonds and comparable U.S. Treasury securities--might increase. While we were reducing exposure to corporate securities, we increased the Portfolio's weighting in high-quality commercial mortgage-backed securities, U.S. Treasury securities, and asset-backed securities.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF JUNE 2006?

Throughout the reporting period, the Portfolio maintained overweighted positions in investment-grade credit, asset-backed securities, and commercial mortgage-backed securities. As of June 30, 2006, the Portfolio's largest holdings by asset class were mortgage pass-through securities, investment-grade credit, and U.S. Treasury securities.


Funds that invest in bonds are subject to interest-rate, credit, and inflation risk and can lose principal value when interest rates rise. A portion of income may be subject to state and local taxes or the alternative minimum tax. Investments in loan participation interests are subject to the risk that there may not be a readily available market, which in some cases could result in the Portfolio disposing of such securities at a substantial discount from face value or holding such securities until maturity. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                  www.mainstayfunds.com     M-37

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (95.7%)+
ASSET-BACKED SECURITIES (3.0%)
------------------------------------------------------------------------------
AUTOMOBILE (0.2%)
Drive Auto Receivables Trust
  Series 2005-3, Class A4
  5.09%, due 6/17/13 (a)                            $ 1,000,000   $    980,694
                                                                  ------------
CREDIT CARDS (1.4%)
Chase Issuance Trust
  Series 2005, Class A-10
  4.65%, due 12/17/12                                 2,750,000      2,657,219
MBNA Credit Card Master Note Trust
  Series 2005, Class A-6
  4.50%, due 1/15/13                                  4,000,000      3,849,414
                                                                  ------------
                                                                     6,506,633
                                                                  ------------
HOME EQUITY (1.4%)
Ameriquest Mortgage Securities, Inc.
  Series 2003-13, Class AF6
  5.094%, due 1/25/34                                 1,977,000      1,939,582
Equity One ABS, Inc.
  Series 2003-4, Class AF6
  4.833%, due 10/25/34                                1,500,000      1,464,804
Residential Asset Mortgage Products, Inc.
  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33                                  1,000,000        957,463
Residential Asset Securities Corp.
  Series 2003-KS9, Class AI6
  4.71%, due 11/25/33                                 1,245,000      1,206,626
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  4.955%, due 6/25/33                                 1,357,771      1,334,513
                                                                  ------------
                                                                     6,902,988
                                                                  ------------
Total Asset-Backed Securities
  (Cost $14,728,828)                                                14,390,315
                                                                  ------------
CORPORATE BONDS (25.1%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.3%)
Raytheon Co.
  6.40%, due 12/15/18                                 1,175,000      1,199,918
                                                                  ------------
AUTO MANUFACTURERS (0.2%)
DaimlerChrysler N.A. Holding Corp.
  8.00%, due 6/15/10                                  1,000,000      1,061,650
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
BANKS (3.7%)
Bank of America Corp.
  7.80%, due 2/15/10                                $ 2,000,000   $  2,135,648
Bank of New York (The)
  3.80%, due 2/1/08                                   1,000,000        973,095
Cathay United Bank Co., Ltd.
  5.50%, due 10/5/20 (a)(b)(c)                        3,875,000      3,528,463
Keybank N.A.
  5.45%, due 3/3/16                                   1,000,000        956,031
Mellon Financial Corp.
  6.40%, due 5/14/11                                  1,125,000      1,152,460
National City Corp.
  3.20%, due 4/1/08                                   1,000,000        959,678
Popular North America, Inc.
  5.20%, due 12/12/07                                 3,000,000      2,965,746
SunTrust Bank
  5.20%, due 1/17/17                                    875,000        819,214
Wachovia Bank N.A.
  4.875%, due 2/1/15                                  1,650,000      1,526,964
Wells Fargo & Co.
  6.375%, due 8/1/11                                  1,000,000      1,026,942
Wells Fargo Bank N.A.
  5.75%, due 5/16/16                                  1,500,000      1,475,382
                                                                  ------------
                                                                    17,519,623
                                                                  ------------
BEVERAGES (0.4%)
Coca-Cola Enterprises, Inc.
  6.75%, due 1/15/38                                  2,000,000      2,094,314
                                                                  ------------
BUILDING MATERIALS (0.2%)
Masco Corp.
  5.75%, due 10/15/08                                   925,000        920,612
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (5.5%)
American General Finance Corp.
  5.375%, due 9/1/09                                  1,000,000        988,547
Associates Corp. of North America
  6.95%, due 11/1/18                                  2,000,000      2,146,702
Capital One Bank
  4.25%, due 12/1/08                                  1,000,000        967,268
CIT Group, Inc.
  7.75%, due 4/2/12                                   2,000,000      2,168,064
Countrywide Financial Corp.
  6.25%, due 5/15/16                                  2,000,000      1,960,270

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 M-38 MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Erac USA Finance Co.
  6.80%, due 2/15/08 (a)                            $   485,000   $    491,249
General Electric Capital Corp.
  6.00%, due 6/15/12                                  3,500,000      3,540,204
Goldman Sachs Group, Inc. (The)
  5.70%, due 9/1/12                                   2,000,000      1,980,580
HSBC Finance Corp.
  4.75%, due 7/15/13                                  4,750,000      4,415,861
JPMorgan Chase & Co.
  4.60%, due 1/17/11                                  2,000,000      1,911,240
Morgan Stanley
  6.75%, due 4/15/11                                  2,000,000      2,076,452
Pricoa Global Funding I
  4.625%, due 6/25/12 (a)                             2,700,000      2,533,942
Residential Capital Corp.
  6.375%, due 6/30/10                                   750,000        739,793
                                                                  ------------
                                                                    25,920,172
                                                                  ------------
ELECTRIC (2.8%)
Carolina Power & Light Co.
  6.125%, due 9/15/33                                   500,000        481,151
Cleveland Electric Illuminating Co. (The)
  5.65%, due 12/15/13                                 1,000,000        969,355
Consumers Energy Co.
  Series C
  4.25%, due 4/15/08                                    210,000        204,112
Detroit Edison Co.
  Series A
  6.625%, due 6/1/36                                  1,750,000      1,755,759
Illinois Power Co.
  7.50%, due 6/15/09                                  2,500,000      2,604,330
Niagara Mohawk Power Corp.
  7.75%, due 10/1/08                                    750,000        780,461
Pacific Gas & Electric Co.
  6.05%, due 3/1/34                                     500,000        471,907
Pepco Holdings, Inc.
  6.45%, due 8/15/12                                  2,125,000      2,150,530
Public Service Co. of New Mexico
  4.40%, due 9/15/08                                    500,000        484,879
Public Service Electric & Gas Co.
  6.375%, due 5/1/08                                  3,125,000      3,156,194
                                                                  ------------
                                                                    13,058,678
                                                                  ------------
FOOD (2.3%)
Corn Products International, Inc.
  8.25%, due 7/15/07                                  4,200,000      4,277,335

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOOD (CONTINUED)
Delhaize America, Inc.
  8.125%, due 4/15/11                               $ 1,000,000   $  1,051,684
Kellogg Co.
  Series B
  6.60%, due 4/1/11                                   2,000,000      2,066,038
Kroger Co. (The)
  7.70%, due 6/1/29                                   1,000,000      1,062,597
Safeway, Inc.
  6.50%, due 3/1/11                                   2,125,000      2,147,640
                                                                  ------------
                                                                    10,605,294
                                                                  ------------
FOREST PRODUCTS & PAPER (0.1%)
Weyerhaeuser Co.
  7.375%, due 3/15/32                                   500,000        506,210
                                                                  ------------
GAS (0.2%)
Atmos Energy Corp.
  4.00%, due 10/15/09                                 1,000,000        943,209
                                                                  ------------
HOUSEHOLD DURABLES (0.2%)
Lennar Corp.
  Series B
  5.125%, due 10/1/10                                 1,100,000      1,051,699
                                                                  ------------
INSURANCE (1.4%)
American International Group, Inc.
  6.25%, due 5/1/36 (a)                               2,000,000      1,916,860
ASIF Global Financing XVIII
  3.85%, due 11/26/07 (a)                             1,575,000      1,537,736
Hartford Financial Services Group, Inc.
  5.55%, due 8/16/08                                  2,000,000      1,993,526
Principal Life Income Funding Trust
  5.20%, due 11/15/10                                 1,000,000        978,785
                                                                  ------------
                                                                     6,426,907
                                                                  ------------
LODGING (0.2%)
Harrah's Operating Co., Inc.
  5.625%, due 6/1/15                                  1,000,000        924,924
                                                                  ------------
MEDIA (1.8%)
Belo Corp.
  8.00%, due 11/1/08                                  3,000,000      3,120,522
Comcast Cable Communications Holdings, Inc.
  8.375%, due 3/15/13                                 2,100,000      2,332,344

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
MEDIA (CONTINUED)
Comcast Corp.
  6.45%, due 3/15/37                                $ 1,275,000   $  1,197,588
Historic TW, Inc.
  6.625%, due 5/15/29                                 1,398,000      1,343,249
Walt Disney Co. (The)
  7.00%, due 3/1/32                                     500,000        540,160
                                                                  ------------
                                                                     8,533,863
                                                                  ------------
OIL & GAS (0.5%)
Enterprise Products Operating, L.P.
  5.75%, due 3/1/35                                     875,000        742,310
Motiva Enterprises LLC
  5.20%, due 9/15/12 (a)                                600,000        583,549
Pemex Project Funding Master Trust
  5.75%, due 12/15/15 (a)                               875,000        805,875
                                                                  ------------
                                                                     2,131,734
                                                                  ------------
PHARMACEUTICALS (0.3%)
Eli Lilly & Co.
  4.50%, due 3/15/18                                  1,500,000      1,322,100
                                                                  ------------
PIPELINES (0.3%)
Duke Capital LLC
  7.50%, due 10/1/09                                  1,476,000      1,550,125
                                                                  ------------
REAL ESTATE (0.5%)
Federal Realty Investment Trust
  5.65%, due 6/1/16                                   1,000,000        959,191
New Plan Excel Realty Trust
  5.25%, due 9/15/15                                    500,000        461,682
Regency Centers, L.P.
  7.95%, due 1/15/11                                    750,000        805,049
                                                                  ------------
                                                                     2,225,922
                                                                  ------------
REAL ESTATE INVESTMENT TRUSTS (0.7%)
Archstone-Smith Operating Trust
  5.25%, due 5/1/15                                     500,000        470,039
AvalonBay Communities, Inc.
  6.625%, due 9/15/11                                 1,000,000      1,029,189
Rouse Co. (The)
  3.625%, due 3/15/09                                 1,000,000        929,251

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
United Dominion Realty Trust, Inc.
  4.30%, due 7/1/07                                 $ 1,000,000   $    976,007
                                                                  ------------
                                                                     3,404,486
                                                                  ------------
RETAIL (0.2%)
Yum! Brands, Inc.
  8.875%, due 4/15/11                                 1,000,000      1,113,742
                                                                  ------------
SAVINGS & LOANS (0.4%)
Washington Mutual Bank
  5.95%, due 5/20/13                                  2,000,000      1,976,814
                                                                  ------------
TELECOMMUNICATIONS (2.0%)
CenturyTel, Inc.
  Series F
  6.30%, due 1/15/08                                  2,020,000      2,027,702
Embarq Corp.
  6.738%, due 6/1/13                                  1,000,000        996,975
SBC Communications, Inc.
  5.10%, due 9/15/14                                  1,500,000      1,391,571
Sprint Capital Corp.
  8.375%, due 3/15/12                                 1,250,000      1,381,123
  8.75%, due 3/15/32                                  1,750,000      2,110,329
Verizon Global Funding Corp.
  5.85%, due 9/15/35                                  1,000,000        869,946
  7.75%, due 12/1/30                                    575,000        620,165
                                                                  ------------
                                                                     9,397,811
                                                                  ------------
TRANSPORTATION (0.5%)
CSX Corp.
  5.43%, due 8/3/06 (b)                               1,547,000      1,546,929
Norfolk Southern Corp.
  5.64%, due 5/17/29                                    926,000        859,921
                                                                  ------------
                                                                     2,406,850
                                                                  ------------
TRUCKING & LEASING (0.4%)
TTX Co.
  5.00%, due 4/1/12 (a)                               2,050,000      1,961,868
                                                                  ------------
Total Corporate Bonds
  (Cost $122,326,999)                                              118,258,525
                                                                  ------------

FOREIGN BONDS (2.4%)
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.6%)
AMVESCAP PLC
  5.90%, due 1/15/07                                  3,000,000      3,001,989
                                                                  ------------

 M-40 MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN BONDS (CONTINUED)
------------------------------------------------------------------------------
FOREIGN GOVERNMENTS (0.9%)
Province of Ontario
  5.50%, due 10/1/08                                $ 4,000,000   $  3,999,460
                                                                  ------------
INVESTMENT COMPANY (0.3%)
Temasek Financial I, Ltd.
  4.50%, due 9/21/15 (a)                              1,750,000      1,585,934
                                                                  ------------
MEDIA (0.2%)
Thomson Corp. (The)
  5.75%, due 2/1/08                                   1,000,000        998,383
                                                                  ------------
TELECOMMUNICATIONS (0.4%)
Telecom Italia Capital S.A.
  4.00%, due 1/15/10                                    375,000        350,916
  6.00%, due 9/30/34                                    875,000        755,491
Telefonica Emisones SAU
  7.045%, due 6/20/36                                   600,000        599,673
                                                                  ------------
                                                                     1,706,080
                                                                  ------------
Total Foreign Bonds
  (Cost $11,581,270)                                                11,291,846
                                                                  ------------

MORTGAGE-BACKED SECURITIES (5.3%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (5.3%)
Banc of America Commercial Mortgage, Inc.
  Series 2006-2, Class AAB
  5.723%, due 5/10/45 (b)                             2,000,000      1,992,480
Bear Stearns Adjustable Rate Mortgage Trust
  Series 2005-8, Class A4
  5.095%, due 8/25/35 (a)(b)                            500,000        466,020
Bear Stearns Commercial Mortgage Securities
  Series 2006-PW11, Class A3
  5.458%, due 3/11/39 (b)                             1,000,000        979,612
  Series 2006-PW11, Class A4
  5.458%, due 3/11/39 (b)                             1,500,000      1,462,604
  Series 2006-PW11, Class AM
  5.458%, due 3/11/39 (b)                               500,000        485,159
  Series 2006-PW12, Class AAB
  5.686%, due 9/11/38 (b)                             1,000,000        992,242
Credit Suisse Mortgage Capital Certificates
  Series 2006-C1, Class AM
  5.737%, due 2/15/39 (b)                             5,000,000      4,876,545

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS)(CONTINUED)
LB-UBS Commercial Mortgage Trust
  Series 2006-C4, Class AAB
  5.875%, due 6/15/32 (b)                           $ 1,225,000   $  1,230,934
Merrill Lynch Mortgage Trust
  Series 2005-MKB2, Class A4
  5.204%, due 9/12/42 (b)                             1,000,000        953,791
  Series 2005-LC1, Class A3
  5.289%, due 1/12/44 (b)                             2,500,000      2,427,854
V  Morgan Stanley Capital I
  Series 2004-HQ3, Class A4
  4.80%, due 1/13/41 (b)                             10,000,000      9,343,818
                                                                  ------------
Total Mortgage-Backed Securities
  (Cost $25,816,692)                                                25,211,059
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (59.5%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (4.1%)
  2.625%, due 2/16/07 (d)                             5,000,000      4,911,560
V    3.625%, due 11/14/08 (d)                        10,000,000      9,591,830
  3.75%, due 8/15/07 (d)                              5,000,000      4,905,060
                                                                  ------------
                                                                    19,408,450
                                                                  ------------
FEDERAL HOME LOAN BANK
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.0%)
  Series VN-2015, Class A
  5.46%, due 11/27/15 (d)                             4,670,285      4,576,150
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (18.3%)
  4.00%, due 1/1/21 (d)                               2,897,503      2,671,248
  4.50%, due 8/1/20 (d)                               8,083,716      7,631,931
  4.50%, due 11/1/20 (d)                                954,518        901,171
  4.50%, due 3/1/21 (d)                               1,969,454      1,859,385
  4.50%, due 4/1/21 (d)                                 198,275        187,190
  4.50%, due 5/1/35 (d)                                 960,710        871,577
  4.50%, due 7/1/35 (d)                                 106,930         97,009
  4.50%, due 8/1/35 (d)                                 667,773        605,818
  5.00%, due 10/1/20 (d)                              1,877,778      1,807,898
  5.00%, due 12/1/20 (d)                              5,817,823      5,601,315
  5.00%, due 1/1/21 (d)                                 959,014        923,082
  5.00%, due 5/1/21 (d)                               1,700,000      1,636,735
  5.00%, due 7/1/35 (d)                               2,179,485      2,037,007
V    5.00%, due 8/1/35 (d)                           21,184,467     19,799,584
  5.00%, due 11/1/35 (d)                              4,915,107      4,593,793
  5.00%, due 12/1/35 (d)                              4,887,808      4,568,279
  5.458%, due 1/1/36 (b)(d)                           6,900,588      6,741,906
  5.50%, due 12/1/18 (d)                              1,691,617      1,662,666

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.50%, due 6/1/21 (d)                             $ 2,000,000   $  1,961,940
  5.50%, due 8/1/35 (d)                               5,516,107      5,301,619
  5.50%, due 1/1/36 (d)                               4,863,584      4,674,468
  6.00%, due 12/1/35 (d)                                237,170        233,659
  6.00%, due 7/1/36 TBA (e)                           5,800,000      5,709,375
  6.50%, due 7/1/17 (d)                                 301,674        305,362
  6.50%, due 11/1/35 (d)                              1,467,787      1,477,019
  6.50%, due 1/1/36 (d)                                 891,716        897,132
  7.00%, due 1/1/33 (d)                               1,598,275      1,637,382
                                                                  ------------
                                                                    86,395,550
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.4%)
  5.25%, due 8/1/12 (d)                               2,000,000      1,954,126
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (13.6%)
  4.00%, due 10/1/20 (d)                                  1,066            983
  4.50%, due 12/1/19 (d)                                 14,391         13,620
  4.50%, due 9/1/20 (d)                               2,158,892      2,040,672
  5.00%, due 1/1/21 (d)                               1,500,001      1,444,858
  5.00%, due 2/1/21 (d)                               1,000,001        963,158
  5.00%, due 3/1/21 (d)                               1,500,098      1,444,952
  5.00%, due 5/1/21 (d)                               3,000,297      2,889,758
  5.00%, due 6/1/21 (d)                               2,000,001      1,926,315
  5.00%, due 5/1/33 (d)                                  57,789         54,282
  5.00%, due 4/1/36 (d)                                  99,627         93,131
  5.40%, due 1/1/36 (b)(d)                            1,960,460      1,912,550
  5.50%, due 5/1/16 (d)                               1,206,137      1,185,982
  5.50%, due 6/1/35 (d)                               4,072,498      3,914,372
  5.50%, due 7/1/35 (d)                               4,134,008      3,973,495
V    5.50%, due 8/1/35 (d)                            9,986,530      9,598,776
  5.50%, due 10/1/35 (d)                              1,549,592      1,489,424
V    5.50%, due 11/1/35 (d)                          12,666,921     12,175,095
  5.50%, due 12/1/35 (d)                              1,981,132      1,904,209
  5.50%, due 5/1/36 (d)                               2,000,000      1,921,083
  6.00%, due 2/1/14 (d)                                 505,535        507,215
  6.00%, due 1/1/36 (d)                                  72,027         70,948
V    6.00%, due 7/1/36 TBA (e)                       12,100,000     11,907,150
  6.50%, due 11/1/09 (d)                                305,223        306,224
  6.50%, due 10/1/27 (d)                                 70,477         71,194
  6.50%, due 1/1/28 (d)                                 258,458        261,175
  6.50%, due 7/1/35 (d)                                 762,538        766,650
  7.00%, due 2/1/27 (d)                                 384,630        394,478
  7.00%, due 1/1/28 (d)                                 375,611        385,186
  7.00%, due 4/1/31 (d)                                  67,849         69,519

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  7.50%, due 7/1/28 (d)                             $   188,348   $    195,564
                                                                  ------------
                                                                    63,882,018
                                                                  ------------
FREDDIE MAC
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.6%)
  Series R005, Class AB
  5.50%, due 12/15/18 (d)                             2,891,808      2,843,402
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.7%)
  Series 2003-96, Class C
  4.396%, due 1/16/24 (d)                             3,000,000      2,882,186
  Series 2005-87, Class B
  5.116%, due 1/16/28 (b)(d)                          5,000,000      4,835,453
  Series 2002-35, Class D
  6.284%, due 1/16/27 (b)(d)                          5,000,000      5,087,599
                                                                  ------------
                                                                    12,805,238
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (2.1%)
  5.50%, due 7/15/35 (d)                              1,795,470      1,741,129
  5.50%, due 8/15/35 (d)                                914,456        886,780
  5.50%, due 5/15/36 (d)                              1,000,000        969,450
  6.00%, due 1/15/36 (d)                              2,887,022      2,864,343
  6.50%, due 1/15/36 (d)                              2,000,000      2,025,151
  6.50%, due 3/15/36 (d)                                800,000        810,060
  7.00%, due 7/15/31 (d)                                197,305        203,567
  9.00%, due 4/15/26 (d)                                143,357        155,105
                                                                  ------------
                                                                     9,655,585
                                                                  ------------
UNITED STATES TREASURY BONDS (3.0%)
V    5.375%, due 2/15/31 (c)                         12,983,000     13,207,164
  6.25%, due 8/15/23 (c)                              1,000,000      1,102,891
                                                                  ------------
                                                                    14,310,055
                                                                  ------------
UNITED STATES TREASURY NOTES (13.7%)
  3.00%, due 2/15/08 (c)                              3,000,000      2,898,633
  3.375%, due 2/15/08 (c)                             2,800,000      2,721,468
V    4.00%, due 3/15/10 (c)                          25,545,000     24,598,047
  4.375%, due 11/15/08 (c)                            1,525,000      1,498,909
  4.50%, due 2/28/11 (c)                                980,000        955,576
  4.50%, due 2/15/16 (c)                              5,000,000      4,757,030
V    4.875%, due 4/30/08                             10,300,000     10,244,071
  4.875%, due 5/31/08 (c)                             1,855,000      1,844,638
  4.875%, due 5/31/11 (c)                             4,055,000      4,013,817

 M-42 MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
UNITED STATES TREASURY NOTES (CONTINUED)
V    5.125%, due 5/15/16 (c)                        $11,080,000   $ 11,067,014
                                                                  ------------
                                                                    64,599,203
                                                                  ------------
Total U.S. Government &
  Federal Agencies
  (Cost $287,111,149)                                              280,429,777
                                                                  ------------

YANKEE BOND (0.4%) (F)
------------------------------------------------------------------------------
INSURANCE (0.4%)
ACE, Ltd.
  6.00%, due 4/1/07                                   1,750,000      1,751,659
                                                                  ------------
Total Yankee Bond
  (Cost $1,777,696)                                                  1,751,659
                                                                  ------------
Total Long-Term Bonds
  (Cost $463,342,634)                                              451,333,181
                                                                  ------------

SHORT-TERM INVESTMENTS (18.2%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (10.5%)
Barton Capital LLC
  5.272%, due 7/21/06 (g)                               751,953        751,953
Clipper Receivables Corp.
  5.094%, due 7/5/06 (g)                                751,953        751,953
Compass Securitization Corp.
  5.331%, due 7/24/06 (g)                             1,112,957      1,112,957
Countrywide Financial Corp.
  5.30%, due 7/3/06 (d)                              14,755,000     14,750,655
Fairway Finance Corp.
  5.268%, due 7/6/06 (g)                              1,127,930      1,127,930
Falcon Asset Securitization Corp.
  5.099%, due 7/6/06 (g)                              1,127,930      1,127,930
Grampian Funding LLC
  5.266%, due 7/13/06 (g)                             1,127,930      1,127,930
Kitty Hawk Funding Corp.
  5.161%, due 7/10/06 (g)                             1,127,930      1,127,930
Liberty Street Funding Corp.
  5.082%, due 7/3/06 (g)                              1,127,930      1,127,930
  5.239%, due 7/24/06 (g)                             1,879,883      1,879,883
McGraw-Hill Cos. (The), Inc.
  5.04%, due 7/13/06 (d)                              5,200,000      5,191,264
National Rural Utilities Cooperative Finance Corp.
  5.23%, due 7/12/06 (d)                              5,000,000      4,992,010
PepsiAmericas, Inc.
  5.17%, due 7/13/06 (d)                              2,500,000      2,495,692

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Public Service Co. of North Carolina
  5.25%, due 7/7/06 (d)                             $ 3,100,000   $  3,097,287
Ranger Funding LLC
  5.265%, due 8/1/06 (g)                              1,102,804      1,102,804
Sheffield Receivables Corp.
  5.252%, due 7/18/06 (g)                             1,127,930      1,127,930
  5.31%, due 7/11/06 (g)                              1,127,930      1,127,930
Silver Tower U.S. Funding
  5.335%, due 7/31/06 (g)                             1,278,321      1,278,321
Swedish Export Credit Corp.
  5.06%, due 7/13/06 (d)                              2,585,000      2,580,640
Yorktown Capital LLC
  5.272%, due 7/20/06 (g)                             1,496,387      1,496,387
                                                                  ------------
Total Commercial Paper
  (Cost $49,377,316)                                                49,377,316
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (1.4%)
BGI Institutional Money Market Fund (g)               6,794,596      6,794,596
                                                                  ------------
Total Investment Company
  (Cost $6,794,596)                                                  6,794,596
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.3%)
Morgan Stanley & Co.
  5.42%, dated 6/30/06
  due 7/3/06
  Proceeds at Maturity $1,429,356
  (Collateralized by various bonds
  with a Principal Amount of
  $1,680,703 and a Market Value
  of $1,471,177) (g)                                $ 1,428,711      1,428,711
                                                                  ------------
Total Repurchase Agreement
  (Cost $1,428,711)                                                  1,428,711
                                                                  ------------
TIME DEPOSITS (6.0%)
Bank of America Corp.
  5.27%, due 7/25/06 (b)(g)                           3,007,813      3,007,813
Calyon
  5.265%, due 8/2/06 (g)                              2,631,836      2,631,836
Credit Suisse First Boston Corp.
  5.305%, due 7/27/06 (g)                             2,631,836      2,631,836
Fortis Bank
  5.26%, due 7/7/06 (g)                               2,631,836      2,631,836
Skandinaviska Enskilda Banken AB
  5.08%, due 7/5/06 (g)                               3,383,790      3,383,790

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Societe Generale North America, Inc.
  5.313%, due 7/3/06 (g)                            $ 6,667,618   $  6,667,618
Toronto Dominion Bank
  5.30%, due 7/26/06 (g)                              3,007,813      3,007,813
UBS AG
  5.10%, due 7/7/06 (g)                               1,503,907      1,503,907
Wells Fargo Bank N.A.
  5.22%, due 7/6/06 (g)                               2,631,836      2,631,836
                                                                  ------------
Total Time Deposits
  (Cost $28,098,285)                                                28,098,285
                                                                  ------------
Total Short-Term Investments
  (Cost $85,698,908)                                                85,698,908
                                                                  ------------
Total Investments
  (Cost $549,041,542) (h)                                 113.9%   537,032,089(i)
Liabilities in Excess of
  Cash and Other Assets                                   (13.9)   (65,654,533)
                                                    -----------   ------------
Net Assets                                                100.0%  $471,377,556
                                                    ===========   ============

(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at June
     30, 2006.
(c) Represents security, or a portion thereof, which is out on loan.
(d)  Segregated as collateral for TBAs.
(e) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at June 30, 2006 is $17,616,525.
(f) Yankee Bond--dollar-denominated bond issued in the United States by a foreign bank or corporation.
(g) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(h) The cost for federal income tax purposes is $549,273,927.
(i)  At June 30, 2006 net unrealized depreciation was
     $12,241,838, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $245,004 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $12,486,842.

 M-44 MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost
  $549,041,542) including $51,245,560 market
  value of securities loaned                    $537,032,089
Cash                                                   5,662
Receivables:
  Dividends and interest                           4,106,337
  Fund shares sold                                 1,085,019
  Investment securities sold                          75,914
Other assets                                          16,237
                                                -------------
    Total assets                                 542,321,258
                                                -------------

LIABILITIES:
Securities lending collateral                     52,591,360
Payables:
  Investment securities purchased                 17,795,644
  Fund shares redeemed                               231,393
  Adviser                                             97,440
  Shareholder communication                           86,377
  Administrator                                       77,952
  Professional                                        28,376
  NYLIFE Distributors                                 19,495
  Custodian                                            8,567
Accrued expenses                                       7,098
                                                -------------
    Total liabilities                             70,943,702
                                                -------------
Net assets                                      $471,377,556
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    287,756
  Service Class                                       73,319
Additional paid-in capital                       473,831,487
Accumulated undistributed net investment
  income                                          16,348,550
Accumulated net realized loss on investments      (7,154,103)
Net unrealized depreciation on investments       (12,009,453)
                                                -------------
Net assets                                      $471,377,556
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $375,968,957
                                                =============
Shares of capital stock outstanding               28,775,594
                                                =============
Net asset value per share outstanding           $      13.07
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 95,408,599
                                                =============
Shares of capital stock outstanding                7,331,906
                                                =============
Net asset value per share outstanding           $      13.01
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                      $  11,749,653
  Income from securities loaned--net                   75,645
                                                -------------
    Total income                                   11,825,298
                                                -------------
EXPENSES:
  Advisory                                            579,214
  Administration                                      463,370
  Distribution and service--Service Class             115,761
  Shareholder communication                            53,202
  Professional                                         48,462
  Custodian                                            20,418
  Directors                                            11,849
  Miscellaneous                                         7,150
                                                -------------
    Total expenses                                  1,299,426
                                                -------------
Net investment income                              10,525,872
                                                -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                   (5,230,100)
Net change in unrealized depreciation on
  investments                                      (8,819,043)
                                                -------------
Net realized and unrealized loss on
  investments                                     (14,049,143)
                                                -------------
Net decrease in net assets resulting from
  operations                                    $  (3,523,271)
                                                =============

 M-46 MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2005

                                             2006             2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income               $ 10,525,872   $   18,724,029
 Net realized gain (loss) on
  investments                          (5,230,100)         182,082
 Net change in unrealized
  appreciation (depreciation) on
  investments                          (8,819,043)      (8,874,165)
                                     -----------------------------
 Net increase (decrease) in net
  assets resulting from operations     (3,523,271)      10,031,946
                                     -----------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                               --      (12,199,238)
   Service Class                               --       (2,763,426)
                                     -----------------------------
 Total dividends to shareholders               --      (14,962,664)
                                     -----------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                       50,414,482       12,598,504
   Service Class                       10,976,530       32,641,073
 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Initial Class                               --       12,199,238
   Service Class                               --        2,763,426
                                     -----------------------------
                                       61,391,012       60,202,241
                                     -----------------------------
 Cost of shares redeemed:
   Initial Class                      (49,336,924)     (64,610,877)
   Service Class                       (5,152,551)      (5,427,254)
                                     -----------------------------
                                      (54,489,475)     (70,038,131)
   Increase (decrease) in net
    assets
    derived from capital share
    transactions                        6,901,537       (9,835,890)
                                     -----------------------------
   Net increase (decrease) in net
    assets                              3,378,266      (14,766,608)

NET ASSETS:
Beginning of period                   467,999,290      482,765,898
                                     -----------------------------
End of period                        $471,377,556   $  467,999,290
                                     =============================
Accumulated undistributed net
 investment income at end of period  $ 16,348,550   $    5,822,678
                                     =============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                             INITIAL CLASS
                                            --------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                           YEAR ENDED DECEMBER 31,
                                              2006*           2005          2004          2003          2002          2001
Net asset value at beginning of period       $  13.16       $  13.31      $  13.41      $  13.73      $  13.11      $  12.59
                                            ----------      --------      --------      --------      --------      --------
Net investment income                            0.30           0.53 (b)      0.47          0.52 (b)      0.60          0.65
Net realized and unrealized gain (loss) on
  investments                                   (0.39)         (0.24)         0.08          0.10          0.64          0.52
                                            ----------      --------      --------      --------      --------      --------
Total from investment operations                (0.09)          0.29          0.55          0.62          1.24          1.17
                                            ----------      --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income                       --          (0.44)        (0.50)        (0.59)        (0.61)        (0.65)
  From net realized gain on investments            --             --         (0.15)        (0.35)        (0.01)           --
                                            ----------      --------      --------      --------      --------      --------
Total dividends and distributions                  --          (0.44)        (0.65)        (0.94)        (0.62)        (0.65)
                                            ----------      --------      --------      --------      --------      --------
Net asset value at end of period             $  13.07       $  13.16      $  13.31      $  13.41      $  13.73      $  13.11
                                            ==========      ========      ========      ========      ========      ========
Total investment return                         (0.72%)(d)      2.18% (e)     4.09%         4.52%         9.48%         9.27%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          4.59%+         3.96%         3.36%         3.75%         4.93%         5.66%
  Net expenses                                   0.51%+         0.36%         0.54%         0.54%         0.52%         0.52%
  Expenses (before reimbursement)                0.51%+         0.51%         0.54%         0.54%         0.52%         0.52%
Portfolio turnover rate                            97% (h)       277% (h)      335%          149%           76%           54%
Net assets at end of period (in 000's)       $375,969       $377,607      $421,046      $485,033      $481,740      $372,983

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     2.03% and 1.77% for the Initial Class and Service Class, respectively for the year ended
     December 31,2005.
(f)  Less than one tenth of a percent.
(g)  Represents income earned for the year by the Initial Class shares less service fee of
     0.25%.
(h)  The portfolio turnover not including mortgage dollar rolls is 76% and 161% for the six months ended June 30, 2006 and year ended December 31, 2005, respectively.
+    Annualized.
*    Unaudited.

 M-48 MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                          SERVICE CLASS
    ----------------------------------------------------------
                                                    JUNE 4,
    SIX MONTHS                                      2003(A)
      ENDED                                         THROUGH
     JUNE 30,       YEAR ENDED DECEMBER 31,       DECEMBER 31,
      2006*           2005           2004             2003
     $ 13.12         $ 13.29        $ 13.40         $ 14.33
    ----------      ---------      ---------      ------------
        0.26            0.50 (b)       0.46            0.28 (b)
       (0.37)          (0.25)          0.05           (0.28)
    ----------      ---------      ---------      ------------
       (0.11)           0.25           0.51            0.00 (c)
    ----------      ---------      ---------      ------------
          --           (0.42)         (0.47)          (0.58)
          --              --          (0.15)          (0.35)
    ----------      ---------      ---------      ------------
          --           (0.42)         (0.62)          (0.93)
    ----------      ---------      ---------      ------------
     $ 13.01         $ 13.12        $ 13.29         $ 13.40
    ==========      =========      =========      ============
       (0.85%)(d)       1.89%(e)       3.83%           0.00%(d)(f)
        4.34%+          3.71%          3.11%           3.50%+(g)
        0.76%+          0.61%          0.79%           0.79%+
        0.76%+          0.76%          0.79%           0.79%+
          97%(h)         277%(h)        335%            149%
     $95,409         $90,392        $61,720         $19,603

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX     ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR   YEARS   YEARS
--------------------------------------------------------
After Portfolio operating
  expenses                 -0.77%   7.52%  -1.84%  4.55%

(PERFORMANCE GRAPH)

                                                   MAINSTAY VP CAPITAL                                     RUSSELL 1000 GROWTH
                                                 APPRECIATION PORTFOLIO          S&P 500 INDEX                   INDEX
                                                 ----------------------          -------------             -------------------
6/30/96                                                   10000                       10000                       10000
                                                          12207                       13470                       13134
                                                          15881                       17533                       17257
                                                          19823                       21523                       21962
                                                          23652                       23083                       27598
                                                          17119                       19659                       17615
                                                          12910                       16123                       12949
                                                          12117                       16164                       13330
                                                          14080                       19252                       15713
                                                          14512                       20470                       15977
6/30/06                                                   15604                       22236                       16954



SERVICE CLASS(1)                                                   AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX     ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR   YEARS   YEARS
--------------------------------------------------------
After Portfolio operating
  expenses                 -0.89%   7.22%  -2.09%  4.28%

(PERFORMANCE GRAPH)

                                                  MAINSTAY VP CAPITAL                                      RUSSELL 1000 GROWTH
                                                APPRECIATION PORTFOLIO           S&P 500 INDEX                   INDEX
                                                ----------------------           -------------             -------------------
6/30/96                                                   10000                       10000                       10000
                                                          12176                       13470                       13134
                                                          15799                       17533                       17257
                                                          19671                       21523                       21962
                                                          23401                       23083                       27598
                                                          16894                       19659                       17615
                                                          12709                       16123                       12949
                                                          11898                       16164                       13330
                                                          13792                       19252                       15713
                                                          14180                       20470                       15977
6/30/06                                                   15203                       22236                       16954


                                                              SIX     ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                        MONTHS   YEAR   YEARS   YEARS
-------------------------------------------------------------------------------------------

Russell 1000(R) Growth Index*                                -0.93%   6.12%  -0.76%  5.42%
S&P 500(R) Index*                                             2.71    8.63   2.49    8.32

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from 7/1/96 through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-50   MainStay VP Capital Appreciation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2006, to June 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2006, through June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/06            6/30/06           PERIOD(1)           6/30/06            PERIOD(1)

INITIAL CLASS                         $1,000.00          $992.25             $3.01            $1,021.95             $3.06
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00          $991.00             $4.25            $1,020.70             $4.31
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.61% for Initial Class and 0.86% for Service Class) multiplied by the average account value over the period, divided by 365, and multiplied by 181 (to reflect the one-half year period).

                                                  www.mainstayfunds.com     M-51

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                       (PORTFOLIO COMPOSITION PIE CHART)

99.3%           Common Stocks
 4.2            Short-Term Investments (collateral from securities lending is 3.3%)
-3.5            Liabilities in Excess of Cash and Other Assets

See Portfolio of Investments on page M-54 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Weatherford International, Ltd.
 2.  Baker Hughes, Inc.
 3.  WellPoint, Inc.
 4.  United Technologies Corp.
 5.  FedEx Corp.
 6.  Praxair, Inc.
 7.  Peabody Energy Corp.
 8.  BJ Services Co.
 9.  Best Buy Co., Inc.
10.  Danaher Corp.

 M-52   MainStay VP Capital Appreciation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Edmund C. Spelman of MacKay Shields LLC.

HOW DID MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE FIRST HALF OF 2006?

For the first six months of 2006, MainStay VP Capital Appreciation Portfolio returned -0.77% for Initial Class shares and -0.89% for Service Class shares. Both share classes outperformed the -2.44% return of the average Lipper* Variable Products Large-Cap Growth Portfolio over the same period. Both share classes also outperformed the -0.93% return of the Russell 1000(R) Growth Index,* the Portfolio's broad-based securities-market index, for the six months ended June 30, 2006.

WHAT DECISIONS HAD THE BIGGEST INFLUENCE ON THE PORTFOLIO'S PERFORMANCE?

We overweighted the energy sector and underweighted information technology. Effective stock selection in the energy and financials sectors also contributed to the Portfolio's relative outperformance during the reporting period.

DURING THE REPORTING PERIOD, WHICH SECTORS HAD THE GREATEST POSITIVE EFFECT ON THE PORTFOLIO'S RELATIVE PERFORMANCE AND WHICH SECTORS WERE PARTICULARLY WEAK?

During the first half of 2006, the Portfolio's strongest contributors to relative performance were energy, financials, and information technology. The energy sector was the largest contributor to relative performance because of a significant rise in the price of crude oil during the reporting period. Over the same period, the sectors that detracted the most from the Portfolio's performance were consumer discretionary, consumer staples and health care.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE THE PORTFOLIO'S STRONGEST PERFORMERS AND WHICH WERE THE WEAKEST?

The three strongest contributors to the Portfolio's performance during the first half of 2006 were all energy companies: Weatherford International, Baker Hughes, and Peabody Energy. The three biggest detractors from the Portfolio's performance were UnitedHealth Group, Amgen, and Apple Computer.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the reporting period, we added Comcast, News Corporation, Bank of America, Prudential Financial, Akamai Technologies, Texas Instruments, Yahoo!, and Citrix Systems.

We sold the Portfolio's entire positions in homebuilders Centex, D.R. Horton, and Lennar. We also eliminated the Portfolio's entire positions in Carnival and Brunswick. In the information technology sector, we sold the Portfolio's positions in Analog Devices, eBay, Intel, Maxim Integrated Products, and Oracle.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

We reduced the Portfolio's exposure to consumer discretionary stocks, while still maintaining an overweighted position in the sector. Since the price of oil remained elevated throughout the reporting period, we increased the Portfolio's already overweighted position in the energy sector. Although we doubled the Portfolio's weighting in the financials sector during the reporting period, the Portfolio remained underweighted in the sector relative to the Russell 1000(R) Growth Index* at the end of June 2006.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

At the end of June 2006, the Portfolio was overweighted relative to the Russell 1000(R) Growth Index* in the consumer discretionary, energy, financials, health care, and industrials sectors. The Portfolio ended the reporting period underweighted in consumer staples and information technology, neutrally weighted in the materials sector, and with no holdings in the telecommunication services or utilities sectors.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                  www.mainstayfunds.com     M-53

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED


                                                         SHARES          VALUE
COMMON STOCKS (99.3%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.0%)
L-3 Communications Holdings, Inc.                       174,700   $ 13,175,874
V  United Technologies Corp.                            314,500     19,945,590
                                                                  ------------
                                                                    33,121,464
                                                                  ------------
AIR FREIGHT & LOGISTICS (2.4%)
V  FedEx Corp.                                          167,300     19,550,678
                                                                  ------------
AUTOMOBILES (1.9%)
Harley-Davidson, Inc.                                   283,500     15,561,315
                                                                  ------------

BEVERAGES (1.5%)
PepsiCo, Inc.                                           206,300     12,386,252
                                                                  ------------

BIOTECHNOLOGY (5.3%)
Amgen, Inc. (a)                                         239,400     15,616,062
Genentech, Inc. (a)                                     158,100     12,932,580
Gilead Sciences, Inc. (a)(b)                            260,300     15,399,348
                                                                  ------------
                                                                    43,947,990
                                                                  ------------
CAPITAL MARKETS (0.9%)
Ameriprise Financial, Inc.                               83,700      3,738,879
Morgan Stanley                                           57,100      3,609,291
                                                                  ------------
                                                                     7,348,170
                                                                  ------------
CHEMICALS (2.3%)
V  Praxair, Inc.                                        360,800     19,483,200
                                                                  ------------

COMMUNICATIONS EQUIPMENT (6.1%)
Corning, Inc. (a)                                       636,100     15,387,259
Motorola, Inc.                                          829,900     16,722,485
QUALCOMM, Inc.                                          242,100      9,700,947
Research In Motion, Ltd. (a)                            123,200      8,595,664
                                                                  ------------
                                                                    50,406,355
                                                                  ------------
COMPUTERS & PERIPHERALS (4.2%)
Apple Computer, Inc. (a)                                285,700     16,319,184
EMC Corp. (a)                                         1,019,900     11,188,303
International Business
  Machines Corp.                                         96,400      7,405,448
                                                                  ------------
                                                                    34,912,935
                                                                  ------------
CONSUMER FINANCE (3.6%)
American Express Co.                                    275,100     14,640,822
Capital One Financial Corp.                             180,400     15,415,180
                                                                  ------------
                                                                    30,056,002
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (1.0%)
Bank of America Corp.                                   177,200      8,523,320
                                                                  ------------


                                                         SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (11.4%)
V  Baker Hughes, Inc.                                   283,700   $ 23,220,845
V  BJ Services Co. (b)                                  505,200     18,823,752
ENSCO International, Inc. (b)                           215,800      9,931,116
Transocean, Inc. (a)                                    220,500     17,710,560
V  Weatherford International, Ltd. (a)                  503,500     24,983,670
                                                                  ------------
                                                                    94,669,943
                                                                  ------------
FOOD & STAPLES RETAILING (1.7%)
Walgreen Co.                                            309,400     13,873,496
                                                                  ------------

HEALTH CARE PROVIDERS & SERVICES (10.9%)
Caremark Rx, Inc.                                       350,300     17,469,461
Coventry Health Care, Inc. (a)                          167,900      9,224,426
Omnicare, Inc. (b)                                      185,600      8,801,152
Quest Diagnostics, Inc.                                 291,500     17,466,680
UnitedHealth Group, Inc.                                336,600     15,072,948
V  WellPoint, Inc. (a)                                  306,500     22,304,005
                                                                  ------------
                                                                    90,338,672
                                                                  ------------
HOUSEHOLD DURABLES (1.2%)
Harman International
  Industries, Inc.                                      119,200     10,176,104
                                                                  ------------

INDUSTRIAL CONGLOMERATES (3.3%)
3M Co.                                                  123,200      9,950,864
General Electric Co.                                    524,900     17,300,704
                                                                  ------------
                                                                    27,251,568
                                                                  ------------
INSURANCE (1.0%)
Prudential Financial, Inc.                              103,100      8,010,870
                                                                  ------------

INTERNET SOFTWARE & SERVICES (2.3%)
Akamai Technologies, Inc. (a)                           279,800     10,125,962
Yahoo!, Inc. (a)                                        268,700      8,867,100
                                                                  ------------
                                                                    18,993,062
                                                                  ------------
LIFE SCIENCES TOOLS & SERVICES (2.2%)
Fisher Scientifics
  International, Inc. (a)                               245,000     17,897,250
                                                                  ------------

MACHINERY (3.5%)
V  Danaher Corp.                                        279,400     17,971,008
Illinois Tool Works, Inc. (b)                           238,400     11,324,000
                                                                  ------------
                                                                    29,295,008
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 M-54 MainStay VP Capital Appreciation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
MEDIA (3.1%)
Comcast Corp. Class A (a)                               188,400   $  6,168,216
News Corp. Class A                                      420,200      8,059,436
Omnicom Group, Inc.                                     131,100     11,679,699
                                                                  ------------
                                                                    25,907,351
                                                                  ------------
MULTILINE RETAIL (3.7%)
Kohl's Corp. (a)(b)                                     300,100     17,741,912
Target Corp.                                            272,100     13,297,527
                                                                  ------------
                                                                    31,039,439
                                                                  ------------
OIL, GAS & CONSUMABLE FUELS (3.3%)
Apache Corp.                                            122,400      8,353,800
V  Peabody Energy Corp.                                 338,900     18,893,675
                                                                  ------------
                                                                    27,247,475
                                                                  ------------
PHARMACEUTICALS (2.3%)
Johnson & Johnson                                       277,700     16,639,784
Teva Pharmaceutical Industries, Ltd., Sponsored
  ADR (b)(c)                                             67,700      2,138,643
                                                                  ------------
                                                                    18,778,427
                                                                  ------------
ROAD & RAIL (1.6%)
Norfolk Southern Corp.                                  250,700     13,342,254
                                                                  ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.9%)
Linear Technology Corp. (b)                             143,500      4,805,815
National Semiconductor Corp.                            536,900     12,805,065
Texas Instruments, Inc.                                 215,100      6,515,379
                                                                  ------------
                                                                    24,126,259
                                                                  ------------
SOFTWARE (2.0%)
Citrix Systems, Inc. (a)                                233,300      9,364,662
Microsoft Corp.                                         299,900      6,987,670
                                                                  ------------
                                                                    16,352,332
                                                                  ------------
SPECIALTY RETAIL (5.8%)
Bed Bath & Beyond, Inc. (a)                             358,100     11,878,177
V  Best Buy Co., Inc.                                   335,900     18,420,756
Chico's FAS, Inc. (a)                                    55,400      1,494,692
Lowe's Cos., Inc. (b)                                   261,500     15,865,205
                                                                  ------------
                                                                    47,658,830
                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (3.9%)
Coach, Inc. (a)                                         567,900     16,980,210
NIKE, Inc. Class B                                      186,500     15,106,500
                                                                  ------------
                                                                    32,086,710
                                                                  ------------
Total Common Stocks
  (Cost $619,740,600)                                              822,342,731
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (4.2%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (1.9%)
Barton Capital LLC
  5.272%, due 7/21/06 (d)                           $   387,681   $    387,681
Clipper Receivables Corp.
  5.094%, due 7/5/06 (d)                                387,681        387,681
Compass Securitization Corp.
  5.331%, due 7/24/06 (d)                               573,802        573,802
Fairway Finance Corp.
  5.268%, due 7/6/06 (d)                                581,522        581,522
Falcon Asset Securitization Corp.
  5.099%, due 7/6/06 (d)                                581,522        581,522
Grampian Funding LLC
  5.266%, due 7/13/06 (d)                               581,522        581,522
Kitty Hawk Funding Corp.
  5.161%, due 7/10/06 (d)                               581,522        581,522
Liberty Street Funding Corp.
  5.082%, due 7/3/06 (d)                                581,522        581,522
  5.239%, due 7/24/06 (d)                               969,203        969,203
Ranger Funding LLC
  5.265%, due 8/1/06 (d)                                568,568        568,568
Sheffield Receivables Corp.
  5.252%, due 7/18/06 (d)                               581,522        581,522
  5.31%, due 7/11/06 (d)                                581,522        581,522
Silver Tower U.S. Funding
  5.335%, due 7/31/06 (d)                               659,058        659,058
Societe Generale North America, Inc.
  5.28%, due 7/3/06                                   7,340,000      7,337,847
Yorktown Capital LLC
  5.272%, due 7/20/06 (d)                               771,485        771,485
                                                                  ------------
Total Commercial Paper
  (Cost $15,725,979)                                                15,725,979
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (0.4%)
BGI Institutional Money
  Market Fund (d)                                     3,503,059      3,503,059
                                                                  ------------
Total Investment Company
  (Cost $3,503,059)                                                  3,503,059
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
  5.42%, dated 6/30/06
  due 7/3/06
  Proceeds at Maturity $736,927
  (Collateralized by various bonds
  with a Principal Amount of
  $866,512 and Market Value
  of $758,488) (d)                                  $   736,594   $    736,594
                                                                  ------------
Total Repurchase Agreement
  (Cost $736,594)                                                      736,594
                                                                  ------------
TIME DEPOSITS (1.8%)
Bank of America Corp.
  5.27%, due 7/25/06 (d)(e)                           1,550,723      1,550,723
Calyon
  5.265%, due 8/2/06 (d)                              1,356,884      1,356,884
Credit Suisse First Boston Corp.
  5.305%, due 7/27/06 (d)                             1,356,884      1,356,884
Fortis Bank
  5.26%, due 7/7/06 (d)                               1,356,884      1,356,884
Skandinaviska Enskilda
  Banken AB
  5.08%, due 7/5/06 (d)                               1,744,565      1,744,565
Societe Generale North America, Inc.
  5.313%, due 7/3/06 (d)                              3,437,594      3,437,594
Toronto Dominion Bank
  5.30%, due 7/26/06 (d)                              1,550,725      1,550,725
UBS AG
  5.10%, due 7/7/06 (d)                                 775,362        775,362
Wells Fargo Bank N.A.
  5.22%, due 7/6/06 (d)                               1,356,884      1,356,884
                                                                  ------------
Total Time Deposits
  (Cost $14,486,505)                                                14,486,505
                                                                  ------------
Total Short-Term Investments
  (Cost $34,452,137)                                                34,452,137
                                                                  ------------
Total Investments
  (Cost $654,192,737) (f)                                 103.5%   856,794,868(g)
Liabilities in Excess of
  Cash and Other Assets                                    (3.5)   (28,918,128)
                                                    -----------   ------------
Net Assets                                                100.0%  $827,876,740
                                                    ===========   ============

(a)  Non-income producing security.
(b) Represents security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at June
     30, 2006.
(f) The cost for federal income tax purposes is $654,725,275.
(g)  At June 30, 2006 net unrealized appreciation was
     $202,069,593, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $217,373,925 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $15,304,332.

 M-56 MainStay VP Capital Appreciation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost
  $654,192,737) including $26,366,904 market
  value of securities loaned                    $856,794,868
Cash                                                  62,284
Receivables:
  Dividends and interest                             426,764
  Fund shares sold                                    34,074
Other assets                                          37,312
                                                -------------
    Total assets                                 857,355,302
                                                -------------

LIABILITIES:
Securities lending collateral                     27,114,290
Payables:
  Investment securities purchased                  1,518,626
  Fund shares redeemed                               299,473
  Adviser                                            243,529
  Administrator                                      135,294
  Shareholder communication                          126,755
  Professional                                        16,362
  NYLIFE Distributors                                 11,930
  Custodian                                            8,102
Accrued expenses                                       4,201
                                                -------------
    Total liabilities                             29,478,562
                                                -------------
Net assets                                      $827,876,740
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    332,185
  Service Class                                       25,822
Additional paid-in capital                       855,451,287
Accumulated undistributed net investment
  income                                           3,263,529
Accumulated net realized loss on investments    (233,798,214)
Net unrealized appreciation on investments       202,602,131
                                                -------------
Net assets                                      $827,876,740
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $768,475,050
                                                =============
Shares of capital stock outstanding               33,218,463
                                                =============
Net asset value per share outstanding           $      23.13
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 59,401,690
                                                =============
Shares of capital stock outstanding                2,582,230
                                                =============
Net asset value per share outstanding           $      23.00
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $  2,863,395
  Interest                                           202,981
  Income from securities loaned--net                  28,185
                                                ------------
    Total income                                   3,094,561
                                                ------------
EXPENSES:
  Advisory                                         1,561,320
  Administration                                     867,400
  Shareholder communication                           82,960
  Distribution and service--Service Class             73,947
  Professional                                        65,685
  Directors                                           22,011
  Custodian                                           13,734
  Miscellaneous                                       19,923
                                                ------------
    Total expenses                                 2,706,980
                                                ------------
Net investment income                                387,581
                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                   5,829,508
Net change in unrealized appreciation on
  investments                                    (11,472,702)
                                                ------------
Net realized and unrealized loss on
  investments                                     (5,643,194)
                                                ------------
Net decrease in net assets resulting from
  operations                                    $ (5,255,613)
                                                ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $870.

 M-58 MainStay VP Capital Appreciation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2005

                                             2006            2005
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $    387,581   $   2,875,948
 Net realized gain on investments       5,829,508      36,095,366
 Net change in unrealized
  appreciation on investments         (11,472,702)     30,015,617
                                     ----------------------------
 Net increase (decrease) in net
  assets resulting from operations     (5,255,613)     68,986,931
                                     ----------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                               --         (35,887)
                                     ----------------------------
 Total dividends to shareholders               --         (35,887)
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                       26,261,069      16,944,467
   Service Class                        5,384,325      11,952,375
 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Initial Class                               --          35,887
                                     ----------------------------
                                       31,645,394      28,932,729
 Cost of shares redeemed:
   Initial Class                      (88,971,391)   (174,917,415)
   Service Class                       (4,030,653)     (5,922,760)
                                     ----------------------------
                                      (93,002,044)   (180,840,175)
   Decrease in net assets derived
    from capital share transactions   (61,356,650)   (151,907,446)
                                     ----------------------------
   Net decrease in net assets         (66,612,263)    (82,956,402)

NET ASSETS:
Beginning of period                   894,489,003     977,445,405
                                     ----------------------------
End of period                        $827,876,740   $ 894,489,003
                                     ============================
Accumulated undistributed net
 investment income at end of period  $  3,263,529   $   2,875,948
                                     ============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                               INITIAL CLASS
                                            ------------------------------------------------------------------------------------
                                            SIX MONTH
                                              ENDED
                                             JUNE 30,                             YEAR ENDED DECEMBER 31,
                                              2006*           2005          2004           2003           2002           2001
Net asset value at beginning of period       $  23.31       $  21.51      $  20.70      $    16.33      $  23.64      $    30.81
                                            ----------      --------      --------      ----------      --------      ----------
Net investment income                            0.01(b)        0.07 (b)      0.05            0.04(b)       0.02            0.02
Net realized and unrealized gain (loss) on
  investments                                   (0.19)          1.73          0.81            4.37         (7.31)          (7.17)
                                            ----------      --------      --------      ----------      --------      ----------
Total from investment operations                (0.18)          1.80          0.86            4.41         (7.29)          (7.15)
                                            ----------      --------      --------      ----------      --------      ----------
Less dividends:
  From net investment income                       --          (0.00)(c)     (0.05)          (0.04)        (0.02)          (0.02)
                                            ----------      --------      --------      ----------      --------      ----------
Net asset value at end of period             $  23.13       $  23.31      $  21.51      $    20.70      $  16.33      $    23.64
                                            ==========      ========      ========      ==========      ========      ==========
Total investment return                         (0.77%)(d)      8.41%(e)      4.16%          26.99%       (30.83%)        (23.22%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                   0.11%+         0.33%         0.24%           0.20%         0.11%           0.09%
  Net expenses                                   0.61%+         0.37%         0.65%           0.64%         0.64%           0.63%
  Expenses (before reimbursement)                0.61%+         0.60%         0.65%           0.64%         0.64%           0.63%
Portfolio turnover rate                            12%            22%           34%             26%           72%             46%
Net assets at end of period (in 000's)       $768,475       $835,933      $929,227      $1,011,538      $842,410      $1,345,799

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     8.16% and 7.88% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(f)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.
*    Unaudited.

 M-60 MainStay VP Capital Appreciation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                          SERVICE CLASS
-----------------------------------------------------------------
                                                      JUNE 5,
    SIX MONTHS                                       2003 (A)
      ENDED                                           THROUGH
     JUNE 30,       YEAR ENDED DECEMBER 31,}       DECEMBER 31,
      2006*           2005           2004              2003
     $ 23.21         $ 21.47        $ 20.68           $ 18.43
    ----------      ---------      ---------      ---------------
       (0.02)(b)        0.02(b)        0.02              0.01(b)
       (0.19)           1.72           0.79              2.27
    ----------      ---------      ---------      ---------------
       (0.21)           1.74           0.81              2.28
    ----------      ---------      ---------      ---------------
          --              --          (0.02)            (0.03)
    ----------      ---------      ---------      ---------------
     $ 23.00         $ 23.21        $ 21.47           $ 20.68
    ==========      =========      =========      ===============
       (0.89%)(d)       8.10%(e)       3.90%            12.36%(d)
       (0.14%)+         0.08%         (0.01%)           (0.05%)+(f)
        0.86%+          0.62%          0.90%             0.89%+
        0.86%+          0.85%          0.90%             0.89%+
          12%             22%            34%               26%
     $59,402         $59,026        $48,218           $15,582

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

INITIAL CLASS                                                      AS OF 6/30/06
--------------------------------------------------------------------------------

                            SIX     ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR   YEARS   YEARS
--------------------------------------------------------
After Portfolio operating
  expenses                  2.10%   4.02%  1.86%   3.54%
7-DAY CURRENT YIELD: 4.64%(1)

(PERFORMANCE GRAPH)

                                                                MAINSTAY VP CASH MANAGEMENT          LIPPER MONEY MARKET FUND
                                                                         PORTFOLIO                            INDEX
                                                                ---------------------------          ------------------------
6/30/96                                                                    10000                              10000
                                                                           10506                              10503
                                                                           11060                              11050
                                                                           11597                              11577
                                                                           12227                              12194
                                                                           12916                              12868
                                                                           13195                              13140
                                                                           13321                              13266
                                                                           13398                              13331
                                                                           13617                              13543
6/30/06                                                                    14164                              14042

                                                              SIX     ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                        MONTHS   YEAR   YEARS   YEARS
-------------------------------------------------------------------------------------------

Lipper Money Market Fund Index*                               2.06%   3.69%  1.76%   3.45%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. As of 6/30/06, MainStay VP Cash Management Portfolio had an effective 7-day yield of 4.74% and a current yield of 4.64%. The current yield is more reflective of the Portfolio's earnings than the total return.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-62   MainStay VP Cash Management Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2006, to June 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2006, through June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/06            6/30/06           PERIOD(1)           6/30/06            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,021.10            $2.51            $ 1,022.50            $2.51
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of 0.50% multiplied by the average account value over the period, divided by 365, and multiplied by 181 (to reflect the one-half year period).

                                                  www.mainstayfunds.com     M-63

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                       (PORTFOLIO COMPOSITION PIE CHART)

41.1%           Commercial Paper
40.3            Federal Agencies
13.0            Corporate Bonds
 9.7            Medium-Term Notes
 1.7            Foreign Government Bonds
 0.8            Certificate of Deposit
 0.1            Asset-Backed Securities
-6.7            Liabilities in Excess of
                Cash and Other Assets

See Portfolio of Investments on page M-67 for specific holdings within these categories.

 M-64   MainStay VP Cash Management Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Claude Athaide, Ph.D., CFA, of MacKay Shields LLC.

HOW DID THE MAINSTAY VP CASH MANAGEMENT PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARK AND PEERS DURING THE SIX-MONTH REPORTING PERIOD?

For the seven-day period ended June 30, 2006, MainStay VP Cash Management Portfolio Initial Class shares provided a current yield of 4.64% and an effective yield of 4.74%. For the six months ended June 30, 2006, MainStay VP Cash Management Portfolio Initial Class shares returned 2.10%. The Portfolio outperformed the 2.07% return of the average Lipper* Variable Products Money Market Fund over the same period. The Portfolio also outperformed the 2.06% return of the Lipper Money Market Fund Index,* the Portfolio's broad-based securities market index, for the six months ended June 30, 2006.

WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

The progress of the economy affects the money market. According to revised estimates by the Bureau of Economic Analysis, real gross domestic product rose to a 5.6% seasonally adjusted annual rate in the first quarter of 2006, up from a 1.8% seasonally adjusted annual rate in the fourth quarter of 2005. This growth rate appears to have moderated in the second quarter of 2006 because of the negative impact of rising energy prices on consumer spending. The pace of hiring also slowed during the second quarter.

At the end of January 2006, Dr. Bernanke replaced Dr. Greenspan as chairman of the Federal Reserve when Dr. Greenspan's term expired. The Federal Open Market Committee (FOMC) met four times during the first half of 2006, and raised the targeted federal funds rate by 25 basis points on each occa-sion. (A basis point is one-hundredth of a percentage point.) The reporting period ended with the targeted federal funds rate at 5.25%.

Money market yields, which are heavily influenced by the federal funds rate, steadily crept higher during the reporting period. The yield on the benchmark three-month Treasury bill rose from 3.88% to 4.98%, while three-month LIBOR(1) rose from 4.26% to 5.48%.

HOW DID THE PORTFOLIO INVEST DURING THE FIRST HALF OF 2006?

During the reporting period, the Portfolio invested in securities issued by the U.S. Treasury and government sponsored agencies, such as Fannie Mae, Freddie Mac, and the Federal Home Loan Bank (FHLB). The Portfolio also held tier-1 securities issued by finance, insurance, brokerage, and industrial companies, as well as by banks and bank holding companies. Tier-1 securities are generally those money market instruments rated in the highest category by at least two nationally recognized statistical rating agencies.

WHAT WAS THE PORTFOLIO'S AVERAGE MATURITY AT THE END OF THE REPORTING PERIOD?

As of June 30, 2006, the average maturity of the Portfolio was approximately 59 days.

WHAT OTHER EVENTS AFFECTED THE MONEY MARKET?

In his testimony before the Joint Economic Committee of Congress on April 27, 2006, Federal Reserve Board Chairman Bernanke said that "even if in the FOMC's judgment the risks to its objectives are not entirely balanced, at some point in the future the FOMC may decide to take no action at one or more meetings in the interest of allowing more time to receive information relevant to the outlook."

We originally interpreted Dr. Bernanke's comments to mean that the Federal Reserve would refrain from raising the targeted federal funds rate at its meetings in June and August to determine if economic growth was moderating as anticipated. Beginning in early June, however, several Federal Reserve speakers warned that they were uncomfortable with recent inflation trends. So when the FOMC met on June 29 and raised the federal funds target rate, the decision was not unexpected.


1. The London interbank offered rate (LIBOR) is a floating interest rate that is widely used as a base rate in bank, corporate, and government lending agreements.

An investment in the Portfolio is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-65

At the end of the reporting period, federal funds futures prices suggested that another 25-basis-point rate hike in August was more likely than not. We were not convinced, however, that the scenario implied by the federal funds futures market would be realized.


The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-66   MainStay VP Cash Management Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (106.7%)+
-----------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.1%)
USAA Auto Owner Trust
  Series 2005-3, Class A1
  4.17%, due 11/9/06                                $  131,249   $    131,249
Wachovia Auto Owner Trust
  Series 2005-B, Class A1
  4.481%, due 12/20/06                                 217,720        217,720
                                                                 ------------
                                                                      348,969
                                                                 ------------
CERTIFICATE OF DEPOSIT (0.8%)
Royal Bank of Canada
  5.40%, due 9/21/06                                 3,000,000      2,999,838
                                                                 ------------

COMMERCIAL PAPER (41.1%)
Abbey National North America LLC
  5.03%, due 7/20/06                                 3,000,000      2,992,036
ABN-AMRO N.A. Finance, Inc.
  5.10%, due 7/14/06                                 3,000,000      2,994,475
  5.18%, due 7/19/06                                 3,000,000      2,992,230
Allianz Finance Corp.
  5.035%, due 8/4/06 (a)                             3,000,000      2,985,734
American Express Credit Corp.
  4.95%, due 7/25/06                                 3,000,000      2,990,100
American General Finance Corp.
  5.02%, due 8/7/06                                  3,000,000      2,984,521
ANZ Delaware, Inc.
  4.955%, due 7/21/06                                3,000,000      2,991,742
  5.025%, due 10/5/06                                3,000,000      2,959,800
  5.20%, due 12/5/06                                 3,000,000      2,931,967
Barclays U.S. Funding Corp.
  5.14%, due 8/24/06                                 3,000,000      2,976,870
  5.18%, due 9/5/06                                  3,000,000      2,971,510
ChevronTexaco Funding Corp.
  4.86%, due 7/3/06                                  3,000,000      2,999,190
  4.96%, due 7/14/06                                 4,000,000      3,992,835
Deutsche Bank Financial LLC
  4.91%, due 7/5/06                                  2,500,000      2,498,636
  5.21%, due 7/24/06                                 3,500,000      3,488,350
Dexia Delaware LLC
  5.02%, due 8/2/06                                  3,000,000      2,986,613
  5.04%, due 7/25/06                                 3,000,000      2,989,920
HBOS Treasury Services PLC
  5.045%, due 8/15/06                                3,000,000      2,981,081
  5.11%, due 8/25/06                                 3,000,000      2,976,579
HSBC Finance Corp.
  5.08%, due 7/7/06                                  3,400,000      3,397,121
ING U.S. Funding LLC
  5.04%, due 8/10/06                                 3,500,000      3,480,400
  5.32%, due 10/16/06                                3,000,000      2,952,563
KfW International Finance, Inc.
  4.97%, due 7/12/06 (a)                             4,000,000      3,993,925
  5.02%, due 8/24/06 (a)                             4,000,000      3,969,880

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
COMMERCIAL PAPER (CONTINUED)
MetLife Funding, Inc.
  4.91%, due 7/18/06                                $2,700,000   $  2,693,740
  5.08%, due 8/22/06                                 3,000,000      2,977,987
Minnesota Mining & Manufacturing Co.
  5.08%, due 8/28/06                                 3,000,000      2,975,447
Nationwide Building Society
  5.02%, due 7/27/06 (a)                             3,550,000      3,537,129
  5.20%, due 9/12/06 (a)                             3,400,000      3,364,149
Nestle Capital Corp.
  4.98%, due 8/9/06 (a)                              3,000,000      2,983,815
  4.99%, due 8/9/06 (a)                                900,000        895,135
  5.07%, due 7/13/06 (a)                             4,500,000      4,492,395
Private Export Funding Corp.
  5.13%, due 7/17/06 (a)                               100,000         99,772
Prudential Funding LLC
  4.97%, due 7/11/06                                 2,325,000      2,321,790
  5.03%, due 8/3/06                                  3,000,000      2,986,168
Rabobank USA Finance Corp.
  5.09%, due 9/29/06                                 3,000,000      2,961,825
Royal Bank of Canada
  5.18%, due 7/6/06                                  3,500,000      3,497,482
San Paolo IMI U.S. Financial Co.
  5.11%, due 8/10/06                                 3,000,000      2,982,967
Shell International Finance B.V.
  5.00%, due 8/7/06                                  3,000,000      2,984,583
Societe Generale North America, Inc.
  4.95%, due 7/11/06                                 3,000,000      2,995,875
  5.25%, due 8/15/06                                 3,500,000      3,477,031
  5.30%, due 8/16/06                                 2,600,000      2,582,392
Svenska Handelsbanken AB
  4.915%, due 7/6/06                                 3,000,000      2,997,952
  5.08%, due 8/7/06                                  2,225,000      2,213,383
Toyota Motor Credit Corp.
  5.05%, due 8/25/06                                 4,000,000      3,969,139
UBS Finance (Delaware) LLC
  4.95%, due 7/10/06                                 3,450,000      3,445,731
Wal-Mart Stores, Inc.
  4.97%, due 7/18/06 (a)                             4,000,000      3,990,612
  4.98%, due 7/25/06 (a)                             3,000,000      2,990,040
                                                                 ------------
                                                                  145,894,617
                                                                 ------------
CORPORATE BONDS (13.0%)
Abbott Laboratories
  6.40%, due 12/1/06                                 3,725,000      3,749,827
Bank of America Corp.
  7.125%, due 9/15/06                                3,000,000      3,016,272

+ Percentages indicated are based on Portfolio net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
BP Capital Markets PLC
  2.625%, due 3/15/07                               $2,700,000   $  2,653,231
  2.75%, due 12/29/06                                3,837,000      3,797,787
FleetBoston Financial Corp.
  4.875%, due 12/1/06                                3,697,000      3,698,941
Harvard University
  8.125%, due 4/15/07                                4,725,000      4,824,726
International Business Machines Corp.
  4.875%, due 10/1/06                                3,000,000      3,001,329
Morgan Stanley
  5.358%, due 11/24/06 (b)                           3,000,000      3,001,833
  5.64%, due 1/12/07 (b)                             3,000,000      3,002,235
Pfizer, Inc.
  2.50%, due 3/15/07                                 3,675,000      3,604,282
Wachovia Bank N.A.
  5.459%, due 3/30/07 (b)                            3,000,000      2,999,530
Wachovia Corp.
  4.95%, due 11/1/06                                 3,000,000      3,004,230
Wells Fargo & Co.
  5.419%, due 9/15/06 (b)                            3,000,000      3,000,813
  5.509%, due 3/23/07 (b)                            3,000,000      3,002,367
                                                                 ------------
                                                                   46,357,403
                                                                 ------------
FEDERAL AGENCIES (40.3%)
Federal Home Loan Bank
  5.08%, due 2/22/07                                 5,600,000      5,599,608
Federal Home Loan Bank
  (Discount Notes)
  4.82%, due 7/7/06                                    400,000        399,679
  4.85%, due 7/19/06                                 3,000,000      2,992,725
  4.90%, due 7/26/06                                 4,410,000      4,394,994
  4.90%, due 7/28/06                                 3,000,000      2,988,975
  4.91%, due 7/26/06                                 1,800,000      1,793,862
  4.935%, due 8/11/06                                5,000,000      4,971,898
  4.955%, due 8/18/06                                  600,000        596,036
  5.02%, due 8/30/06                                 2,178,000      2,159,777
  5.03%, due 7/28/06                                 2,303,000      2,294,312
  5.07%, due 9/1/06                                  3,300,000      3,271,185
  5.09%, due 8/2/06                                  3,000,000      2,986,427
  5.09%, due 9/8/06                                  3,000,000      2,970,733
  5.16%, due 8/11/06                                 3,500,000      3,479,432
  5.19%, due 8/18/06                                 4,175,000      4,146,109
  5.19%, due 8/25/06                                 3,300,000      3,273,834
  5.232%, due 9/15/06                                2,300,000      2,274,596
  5.26%, due 9/22/06                                 3,650,000      3,605,736

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
Federal Home Loan
  Mortgage Corporation
  (Discount Notes)
  4.925%, due 8/1/06                                $5,525,000   $  5,501,569
  4.93%, due 7/17/06                                 5,000,000      4,989,044
  4.93%, due 7/31/06                                 3,000,000      2,987,675
  4.94%, due 8/8/06                                  1,600,000      1,591,657
  4.94%, due 8/22/06                                 3,840,000      3,812,599
  5.04%, due 10/17/06                                3,000,000      2,954,640
  5.06%, due 8/29/06                                 3,000,000      2,975,122
  5.06%, due 8/31/06                                 3,000,000      2,974,278
  5.17%, due 9/25/06                                 3,000,000      2,962,948
  5.24%, due 9/27/06                                 3,500,000      3,455,169
  5.24%, due 10/3/06                                 2,625,000      2,589,084
  5.274%, due 10/23/06                               3,500,000      3,441,546
Federal National
  Mortgage Association
  (Discount Notes)
  4.74%, due 7/24/06                                 3,700,000      3,688,795
  4.82%, due 7/12/06                                 4,000,000      3,994,109
  4.94%, due 8/21/06                                 5,000,000      4,965,008
  4.96%, due 8/23/06                                 2,747,000      2,726,941
  4.99%, due 8/16/06                                 3,000,000      2,980,872
  5.02%, due 8/23/06                                 3,000,000      2,977,828
  5.03%, due 8/16/06                                 3,099,000      3,079,082
  5.075%, due 9/6/06                                 3,000,000      2,971,665
  5.09%, due 8/14/06                                 3,000,000      2,981,337
  5.109%, due 9/20/06                                2,300,000      2,273,561
  5.14%, due 9/13/06                                 3,000,000      2,968,303
  5.17%, due 8/14/06                                 4,400,000      4,372,197
  5.195%, due 8/9/06                                   440,000        437,524
International Bank for
  Reconstruction & Development
  (Discount Notes)
  5.14%, due 7/3/06                                  1,600,000      1,599,543
  5.15%, due 8/17/06                                 3,300,000      3,277,812
Tennessee Valley Authority
  (Discount Note)
  5.185%, due 9/14/06                                3,500,000      3,462,193
                                                                 ------------
                                                                  143,192,019
                                                                 ------------
FOREIGN GOVERNMENT BONDS (1.7%)
Quebec Province
  4.88%, due 8/8/06                                  3,000,000      2,984,547
  4.91%, due 8/4/06                                  3,000,000      2,986,089
                                                                 ------------
                                                                    5,970,636
                                                                 ------------
MEDIUM-TERM NOTES (9.7%)
American Express Credit Corp.
  Series B
  5.51%, due 9/19/06 (b)                             2,700,000      2,701,010

 M-68 MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
MEDIUM-TERM NOTES (CONTINUED)
Bank One Corp.
  Series C
  5.284%, due 8/11/06 (b)                           $3,350,000   $  3,350,630
Bayerische Landesbank/NY
  2.60%, due 10/16/06                                2,325,000      2,306,230
  5.49%, due 6/25/07 (b)                             3,300,000      3,301,482
General Electric Capital Corp.
  5.526%, due 9/18/06 (b)                            3,000,000      3,001,077
Goldman Sachs Group, Inc.
  5.262%, due 5/11/07 (b)                            3,300,000      3,302,795
HSBC Finance Corp.
  5.54%, due 10/27/06 (b)                            3,000,000      3,000,690
International Business Machines Corp.
  2.375%, due 11/1/06                                3,000,000      2,973,588
Merrill Lynch & Co., Inc.
  Series C
  5.208%, due 4/26/07 (b)                            3,000,000      3,003,048
  Series B
  5.596%, due 9/18/06 (b)                            3,000,000      3,001,458
SLM Corp.
  Series A
  5.529%, due 9/15/06 (b)                            3,000,000      3,001,230
Toyota Motor Credit Corp.
  Series E
  5.479%, due 12/18/06 (b)                           1,420,000      1,421,051
                                                                 ------------
                                                                   34,364,289
                                                                 ------------
Total Short-Term Investments
  (Amortized Cost
  $379,127,771) (c)                                      106.7%   379,127,771
Liabilities in Excess of
  Cash and Other Assets                                   (6.7)   (23,745,141)
                                                         -----   ------------
                                                    ==========   ============
Net Assets                                               100.0%  $355,382,630
                                                    ==========   ============

(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at June
     30, 2006.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.

The table below sets forth the diversification of the Cash Management Portfolio investments by industry.

INDUSTRY DIVERSIFICATION

                                                       AMORTIZED
                                                            COST     PERCENT+
Automobile ABS                                      $    348,970          0.1%
Banks                                                 83,674,172         23.5
Commercial Services                                    4,824,727          1.4
Computers                                              5,974,916          1.7
Diversified Financial Services                         5,962,902          1.7
Federal Agencies                                     143,192,019         40.3
Finance--Auto Loans                                    5,390,190          1.5
Finance--Consumer Loans                               12,383,562          3.5
Finance--Credit Card                                   5,691,109          1.6
Finance--Investment Banker/Broker                     21,744,333          6.1
Finance--Mortgage Loan/Banker                          6,901,278          1.9
Finance--Other Services                                6,086,477          1.7
Insurance                                              2,985,734          0.8
Miscellaneous--Manufacturing                           2,975,447          0.8
Oil & Gas                                             16,427,631          4.6
Pharmaceuticals                                        7,354,107          2.1
Regional (State & Province)                            5,970,636          1.7
Retail Trade                                           6,980,652          2.0
Special Purpose Entity                                34,258,909          9.7
                                                    ------------   ----------
                                                     379,127,771        106.7
Liabilities in Excess of
  Cash and Other Assets                              (23,745,141)        (6.7)
                                                    ------------   ----------
Net Assets                                          $355,382,630        100.0%
                                                    ============   ==========

+    Percentages indicated are based on Portfolio net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (amortized cost $379,127,771)                 $379,127,771
Receivables:
  Interest                                           593,964
  Fund shares sold                                   482,899
Other assets                                          10,718
                                                -------------
    Total assets                                 380,215,352
                                                -------------

LIABILITIES:
Due to custodian                                      39,009
Payables:
  Fund shares redeemed                            24,499,959
  Adviser                                             82,055
  Administrator                                       65,644
  Shareholder communication                           52,375
  Professional                                        16,125
  Custodian                                            4,093
  Directors                                              284
Accrued expenses                                       4,172
Dividends payable                                     69,006
                                                -------------
    Total liabilities                             24,832,722
                                                -------------
Net assets                                      $355,382,630
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  700 million shares authorized                 $  3,553,868
Additional paid-in capital                       351,827,558
Accumulated undistributed net realized gain on
  investments                                          1,204
                                                -------------
Net assets applicable to outstanding shares     $355,382,630
                                                =============
Shares of capital stock outstanding              355,386,824
                                                =============
Net asset value per share outstanding           $       1.00
                                                =============

 M-70 MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                        $7,742,314
                                                  -----------
EXPENSES:
  Advisory                                           408,863
  Administration                                     327,091
  Professional                                        38,405
  Shareholder communication                           30,691
  Directors                                            7,431
  Custodian                                            6,006
  Miscellaneous                                        4,440
                                                  -----------
    Total expenses                                   822,927
                                                  -----------
Net investment income                              6,919,387
                                                  -----------

REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                      (3,898)
                                                  -----------
Net increase in net assets resulting from
  operations                                      $6,915,489
                                                  ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2005

                                              2006            2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income               $   6,919,387   $   8,844,731
 Net realized gain (loss) on
  investments                               (3,898)          6,379
                                     -----------------------------
 Net increase in net assets
  resulting from operations              6,915,489       8,851,110
                                     -----------------------------

Dividends to shareholders:
   From net investment income           (6,919,387)     (8,844,731)
                                     -----------------------------

Capital share transactions:
   Net proceeds from sale of shares    300,937,688     258,807,221
   Net asset value of shares issued
    to shareholders in reinvestment
    of dividends                         6,917,550       8,844,731
                                     -----------------------------
                                       307,855,238     267,651,952

   Cost of shares redeemed            (259,369,194)   (269,417,403)
                                     -----------------------------
   Increase (decrease) in net
    assets derived from capital
    share transactions                  48,486,044      (1,765,451)
                                     -----------------------------
   Net increase (decrease) in net
    assets                              48,482,146      (1,759,072)

NET ASSETS:
Beginning of period                    306,900,484     308,659,556
                                     -----------------------------
End of period                        $ 355,382,630   $ 306,900,484
                                     =============================

 M-72 MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                           YEAR ENDED DECEMBER 31,
                                              2006*           2005          2004          2003          2002          2001
Net asset value at beginning of period       $   1.00       $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                            ----------      --------      --------      --------      --------      --------
Net investment income                            0.02           0.03          0.01          0.01          0.01          0.04
Net realized and unrealized gain (loss) on
  investments                                   (0.00)(a)       0.00 (a)      0.00 (a)      0.00 (a)      0.00 (a)      0.00 (a)
                                            ----------      --------      --------      --------      --------      --------
Total from investment operations                 0.02           0.03          0.01          0.01          0.01          0.04
                                            ----------      --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income                    (0.02)         (0.03)        (0.01)        (0.01)        (0.01)        (0.04)
  From net realized gain on investments            --             --         (0.00)(a)     (0.00)(a)     (0.00)(a)     (0.00)(a)
                                            ----------      --------      --------      --------      --------      --------
Total dividends and distributions               (0.02)         (0.03)        (0.01)        (0.01)        (0.01)        (0.04)
                                            ----------      --------      --------      --------      --------      --------
Net asset value at end of period             $   1.00       $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                            ==========      ========      ========      ========      ========      ========
Total investment return                          2.10%(c)       2.96%(b)      0.85%         0.67%         1.36%         3.84%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          4.23%+         2.91%         0.83%         0.67%         1.33%         3.57%
  Net expenses                                   0.50%+         0.30%         0.55%         0.67%         0.55%         0.54%
  Expenses (before waiver/reimbursement)         0.50%+         0.50%         0.55%         0.55%         0.55%         0.54%
Net assets at end of period (in 000's)       $355,383       $306,900      $308,660      $359,974      $518,348      $481,171

(a)  Less than one cent per share.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     2.76% for the year ended December 31, 2005.
(c)  Total return is not annualized.
+    Annualized.
*    Unaudited.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------
After Portfolio operating
  expenses                  3.00%   10.03%  1.89%   8.06%

(PERFORMANCE GRAPH)

                                                   MAINSTAY VP COMMON
                                                     STOCK PORTFOLIO           RUSSELL 1000 INDEX            S&P 500 INDEX
                                                   ------------------          ------------------            -------------
6/30/96                                                   10000                       10000                       10000
                                                          12591                       13226                       13470
                                                          16244                       17214                       17553
                                                          19972                       20988                       21523
                                                          23524                       22929                       23083
                                                          19767                       19500                       19659
                                                          16083                       16013                       16123
                                                          15279                       16165                       16164
                                                          18150                       19315                       19252
                                                          19727                       20845                       20470
6/30/06                                                   21706                       22738                       22236

SERVICE CLASS(1)                                                   AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX     ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR   YEARS   YEARS
--------------------------------------------------------
After Portfolio operating
  expenses                  2.87%   9.71%  1.63%   7.80%

(PERFORMANCE GRAPH)

                                                   MAINSTAY VP COMMON
                                                     STOCK PORTFOLIO           RUSSELL 1000 INDEX           S&P 500 INDEX
                                                   -------------------         ------------------           -------------
6/30/96                                                   10000                       10000                       10000
                                                          12563                       13226                       13470
                                                          16172                       17214                       17553
                                                          19837                       20988                       21523
                                                          23310                       22929                       23083
                                                          19542                       19500                       19659
                                                          15859                       16013                       16123
                                                          15029                       16165                       16164
                                                          17810                       19315                       19252
                                                          19309                       20845                       20470
6/30/06                                                   21185                       22738                       22236

                                                               SIX     ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                         MONTHS   YEAR   YEARS   YEARS
--------------------------------------------------------------------------------------------

Russell 1000(R) Index*                                         2.76%   9.08%  3.12%   8.56%
S&P 500(R) Index*                                              2.71    8.63   2.49    8.32

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from 7/1/96 through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-74   MainStay VP Common Stock Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP COMMON STOCK PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2006, to June 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2006, through June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/06            6/30/06           PERIOD(1)           6/30/06            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,030.00            $2.52            $1,022.50             $2.51
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,028.75            $3.77            $1,021.25             $3.76
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.50% for Initial Class and 0.75% for Service Class) multiplied by the average account value over the period, divided by 365, and multiplied by 181 (to reflect the one-half year period).

                                                  www.mainstayfunds.com     M-75

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                       (PORTFOLIO COMPOSITION PIE CHART)

98.4%           Common Stocks
 6.7            Short-Term Investments (collateral from securities lending is 6.7%)
 1.3            Investment Company
-6.4            Liabilities in Excess of
                Cash and Other Assets

See Portfolio of Investments on page M-79 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  BellSouth Corp.
 3.  Microsoft Corp.
 4.  General Electric Co.
 5.  Citigroup, Inc.
 6.  Pfizer, Inc
 7.  Cisco Systems, Inc.
 8.  International Business Machines Corp.
 9.  Hewlett-Packard Co.
10.  Intel Corp.

 M-76   MainStay VP Common Stock Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Harvey Fram, CFA, of New York Life Investment Management LLC.

HOW DID MAINSTAY VP COMMON STOCK PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE FIRST SIX MONTHS OF 2006?

For the six months ended June 30, 2006, MainStay VP Common Stock Portfolio returned 3.00% for Initial Class shares and 2.87% for Service Class shares. Both share classes outperformed the 1.25% return of the average Lipper* Variable Products Large-Cap Core Portfolio over the same period. Both share classes also outperformed the 2.71% return of the S&P 500(R) Index,* the Portfolio's broad-based securities-market index, for the six months ended June 30, 2006.

WHAT ACCOUNTED FOR THE PORTFOLIO'S STRONG RELATIVE PERFORMANCE DURING THE FIRST HALF OF 2006?

The Portfolio's strong performance relative to the S&P 500(R) Index* resulted primarily from strong stock selection among energy and consumer staples stocks. An overweighted position in the energy sector also contributed positively to the Portfolio's relative performance.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE PERFORMANCE OF THE PORTFOLIO AND WHICH SECTORS WERE THE WEAKEST CONTRIBUTORS?

During the first half of 2006, the sectors that made the strongest contributions to the Portfolio's total return were energy, industrials, and telecommunication services. The weakest contribution came from utilities. Health care was the second-weakest contributor, followed by information technology.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH STOCKS WERE THE GREATEST DETRACTORS?

On an absolute basis, the strongest individual contributors to the Portfolio's performance were ExxonMobil, Archer-Daniels-Midland, and Cisco Systems. The greatest detractor from the Portfolio's performance was UnitedHealth Group. Microsoft was the second-worst contributor, followed by Intel.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the first half of 2006, the Portfolio increased from an underweighted position in Citigroup to an overweighted position. The stock became attractively priced relative to its future income streams, and market sentiment regarding the stock turned slightly positive. The Portfolio increased its position in Abbott Laboratories but remained underweighted in the stock relative to the S&P 500(R) Index.* Earnings quality at the company improved and investor sentiment, as reflected in the stock's price momentum, improved substantially.

During the reporting period, the Portfolio reduced its position in The St. Paul Travelers Cos. when both valuation and momentum declined. Even with the reduction, however, the Portfolio remained overweighted in the stock. Despite valuation improvements at UnitedHealth Group, we sold a portion of the Portfolio's underweighted position in the company's stock because of poor investor sentiment and lower earnings quality.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S WEIGHTINGS DURING THE REPORTING PERIOD?

During the first half of 2006, the Portfolio substantially increased its allocation in the industrials sector. Over the same period, we substantially decreased the Portfolio's allocation in the health care sector.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

At the end of June 2006, the Portfolio's largest overweighted positions relative to the S&P 500(R)


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The principal risk of investing in value stocks is that they may never reach what the Portfolio Manager believes is their full value or that they may even go down in value.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-77

Index* were in the information technology and energy sectors. Although information technology was a weak sector in the Index, the Portfolio's strong stock selection within the sector helped the Portfolio outperform the Index. An overweighted position in energy helped the Portfolio's performance, as did good stock selection in the sector.

The Portfolio's largest underweighted position at the end of June 2006 was in consumer staples. Strong stock selection in the sector, however, fully offset the otherwise negative impact of the underweighted position.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-78   MainStay VP Common Stock Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED


                                                           SHARES          VALUE
COMMON STOCKS (98.4%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.2%)
Boeing Co. (The)                                          140,586   $ 11,515,399
General Dynamics Corp.                                     16,136      1,056,263
Lockheed Martin Corp.                                      88,332      6,336,938
Northrop Grumman Corp.                                     44,254      2,834,911
Precision Castparts Corp.                                   5,470        326,887
Raytheon Co.                                              110,311      4,916,561
Rockwell Collins, Inc.                                     14,451        807,377
United Technologies Corp.                                  28,865      1,830,618
                                                                    ------------
                                                                      29,624,954
                                                                    ------------
AIR FREIGHT & LOGISTICS (0.5%)
C.H. Robinson Worldwide, Inc.                              28,070      1,496,131
Expeditors International of Washington, Inc.               26,214      1,468,246
United Parcel Service, Inc. Class B                        17,656      1,453,618
                                                                    ------------
                                                                       4,417,995
                                                                    ------------
AIRLINES (0.3%)
Southwest Airlines Co.                                    174,152      2,850,868
                                                                    ------------
AUTO COMPONENTS (0.1%)
ArvinMeritor, Inc. (a)                                      5,868        100,871
Goodyear Tire &
  Rubber Co. (The) (a)(b)                                  29,250        324,675
Lear Corp.                                                  2,776         61,655
Modine Manufacturing Co.                                    1,390         32,470
                                                                    ------------
                                                                         519,671
                                                                    ------------
AUTOMOBILES (0.6%)
Ford Motor Co. (a)                                        380,249      2,635,126
Harley-Davidson, Inc.                                      50,758      2,786,107
Thor Industries, Inc. (a)                                   7,131        345,497
                                                                    ------------
                                                                       5,766,730
                                                                    ------------
BEVERAGES (0.9%)
Coca-Cola Co. (The) (a)                                   117,535      5,056,356
Coca-Cola Enterprises, Inc.                                12,585        256,356
Pepsi Bottling Group, Inc. (The)                           22,526        724,211
PepsiAmericas, Inc.                                         7,529        166,466
PepsiCo, Inc.                                              33,422      2,006,657
                                                                    ------------
                                                                       8,210,046
                                                                    ------------
BIOTECHNOLOGY (1.2%)
Amgen, Inc. (b)                                           142,946      9,324,368
Biogen Idec, Inc. (a)(b)                                   42,532      1,970,508
                                                                    ------------
                                                                      11,294,876
                                                                    ------------
BUILDING PRODUCTS (0.3%)
American Standard Cos., Inc.                                  718         31,068
Masco Corp. (a)                                           102,683      3,043,524
                                                                    ------------
                                                                       3,074,592
                                                                    ------------


                                                           SHARES          VALUE
CAPITAL MARKETS (3.9%)
Ameriprise Financial, Inc.                                 61,360   $  2,740,960
Bank of New York Co., Inc. (The)                          158,733      5,111,203
Charles Schwab Corp. (The)                                255,068      4,075,987
E*TRADE Financial Corp. (b)                                47,387      1,081,371
Federated Investors, Inc. Class B                           6,878        216,657
Franklin Resources, Inc.                                   19,137      1,661,283
Goldman Sachs Group, Inc. (The)                            50,125      7,540,304
Janus Capital Group, Inc.                                  53,099        950,472
Jefferies Group, Inc.                                      24,624        729,609
LaBranche & Co., Inc. (a)(b)                                2,494         30,202
Legg Mason, Inc.                                            9,887        983,954
Lehman Brothers Holdings, Inc.                             63,792      4,156,049
Merrill Lynch & Co., Inc.                                  25,583      1,779,553
Northern Trust Corp.                                       38,196      2,112,239
Raymond James Financial, Inc.                              21,455        649,443
SEI Investments Co.                                         5,214        254,860
State Street Corp.                                         13,751        798,796
T. Rowe Price Group, Inc.                                  33,132      1,252,721
Waddell & Reed Financial, Inc. Class A                     10,336        212,508
                                                                    ------------
                                                                      36,338,171
                                                                    ------------
CHEMICALS (0.7%)
Airgas, Inc.                                                5,447        202,901
Albemarle Corp. (a)                                         3,177        152,115
Cytec Industries, Inc.                                      3,299        177,024
Eastman Chemical Co.                                          331         17,874
Hercules, Inc. (b)                                          9,205        140,468
Lyondell Chemical Co.                                      50,634      1,147,366
Monsanto Co.                                               33,435      2,814,893
Olin Corp.                                                 17,652        316,500
PPG Industries, Inc.                                        6,745        445,170
Rohm & Haas Co.                                            11,859        594,373
Sensient Technologies Corp.                                10,383        217,109
Valspar Corp.                                               8,263        218,226
                                                                    ------------
                                                                       6,444,019
                                                                    ------------
COMMERCIAL BANKS (2.4%)
AmSouth Bancorp                                            43,668      1,155,019
Bank of Hawaii Corp.                                        4,272        211,891
BB&T Corp.                                                 26,869      1,117,482
Comerica, Inc.                                             40,473      2,104,191
Cullen/Frost Bankers, Inc.                                  3,948        226,220
Fifth Third Bancorp                                        23,034        851,106
First Horizon National Corp.                                5,096        204,859
FirstMerit Corp.                                            3,291         68,914
KeyCorp                                                    49,812      1,777,292

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
National City Corp.                                       113,135   $  4,094,356
North Fork Bancorp., Inc.                                  61,130      1,844,292
Regions Financial Corp.                                    18,496        612,588
Wachovia Corp.                                             51,944      2,809,132
Wells Fargo & Co.                                          72,871      4,888,187
                                                                    ------------
                                                                      21,965,529
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (0.9%)
Allied Waste Industries, Inc. (a)(b)                       19,263        218,828
Brink's Co. (The)                                           1,969        111,071
Corporate Executive
  Board Co. (The)                                           8,153        816,931
Dun & Bradstreet Corp. (The) (b)                            5,397        376,063
Equifax, Inc.                                              10,435        358,338
Korn/Ferry International (b)                                2,462         48,231
Manpower, Inc.                                             10,809        698,261
Monster Worldwide, Inc. (b)                                 5,057        215,732
Republic Services, Inc.                                    20,036        808,252
Robert Half International, Inc. (a)                        25,588      1,074,696
Waste Management, Inc.                                     91,394      3,279,217
                                                                    ------------
                                                                       8,005,620
                                                                    ------------
COMMUNICATIONS EQUIPMENT (2.8%)
Avaya, Inc. (b)                                            16,947        193,535
CIENA Corp. (b)                                            24,479        117,744
V  Cisco Systems, Inc. (b)                                789,010     15,409,365
CommScope, Inc. (b)                                         2,338         73,460
Dycom Industries, Inc. (b)                                  1,701         36,214
Harris Corp.                                               10,849        450,342
Motorola, Inc.                                            384,637      7,750,436
Polycom, Inc. (b)                                          18,207        399,097
QUALCOMM, Inc.                                              5,773        231,324
Tellabs, Inc. (b)                                          92,678      1,233,544
UTStarcom, Inc. (b)                                           437          3,404
                                                                    ------------
                                                                      25,898,465
                                                                    ------------
COMPUTERS & PERIPHERALS (4.9%)
Apple Computer, Inc. (b)                                   78,545      4,486,490
Dell, Inc. (b)                                            403,594      9,851,730
V  Hewlett-Packard Co.                                    409,335     12,967,733
Imation Corp.                                               2,750        112,887
V  International Business
  Machines Corp.                                          199,006     15,287,641
Lexmark International, Inc. Class A (b)                    14,132        788,990
NCR Corp. (b)                                              22,404        820,883
Network Appliance, Inc. (b)                                15,273        539,137
Palm, Inc. (b)                                              3,758         60,504
QLogic Corp. (b)                                           33,228        572,851


                                                           SHARES          VALUE
COMPUTERS & PERIPHERALS (CONTINUED)
Western Digital Corp. (b)                                   5,346   $    105,904
                                                                    ------------
                                                                      45,594,750
                                                                    ------------
CONSTRUCTION & ENGINEERING (0.2%)
Fluor Corp.                                                14,336      1,332,244
Granite Construction, Inc.                                  5,467        247,491
Jacobs Engineering Group, Inc. (b)                          4,848        386,095
Quanta Services, Inc. (a)(b)                               19,499        337,918
                                                                    ------------
                                                                       2,303,748
                                                                    ------------
CONSTRUCTION MATERIALS (0.2%)
Martin Marietta Materials, Inc.                             7,550        688,182
Vulcan Materials Co.                                       16,700      1,302,600
                                                                    ------------
                                                                       1,990,782
                                                                    ------------
CONSUMER FINANCE (1.6%)
American Express Co.                                      175,081      9,317,811
AmeriCredit Corp. (b)                                      32,667        912,063
Capital One Financial Corp.                                52,202      4,460,661
                                                                    ------------
                                                                      14,690,535
                                                                    ------------
CONTAINERS & PACKAGING (0.1%)
Packaging Corp. of America                                  2,446         53,861
Pactiv Corp. (a)(b)                                        35,464        877,734
Temple-Inland, Inc.                                         4,520        193,772
                                                                    ------------
                                                                       1,125,367
                                                                    ------------
DIVERSIFIED CONSUMER SERVICES (0.3%)
Apollo Group, Inc. Class A (a)(b)                          29,306      1,514,241
Career Education Corp. (a)(b)                              24,249        724,803
Corinthian Colleges, Inc. (b)                              14,291        205,219
DeVry, Inc. (a)(b)                                          2,401         52,750
ITT Educational Services, Inc. (b)                          2,993        196,969
Sotheby's Holdings, Inc. Class A (b)                        9,236        242,445
                                                                    ------------
                                                                       2,936,427
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES (5.2%)
Bank of America Corp.                                     240,473     11,566,751
CIT Group, Inc.                                             8,197        428,621
V  Citigroup, Inc.                                        441,303     21,288,457
JPMorgan Chase & Co.                                      290,762     12,212,004
Leucadia National Corp.                                    27,265        795,865
Moody's Corp.                                              40,594      2,210,749
                                                                    ------------
                                                                      48,502,447
                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.4%)
V  BellSouth Corp.                                        623,801     22,581,596
CenturyTel, Inc.                                           30,375      1,128,431
Cincinnati Bell, Inc. (b)                                  30,550        125,255
Citizens Communications Co.                                81,588      1,064,723
Embarq Corp. (b)                                            6,164        252,662
Qwest Communications International, Inc. (a)(b)           383,512      3,102,612

 M-80 MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Verizon Communications, Inc.                              110,076   $  3,686,445
                                                                    ------------
                                                                      31,941,724
                                                                    ------------
ELECTRIC UTILITIES (2.0%)
Allegheny Energy, Inc. (b)                                 20,255        750,853
American Electric Power Co., Inc.                          21,110        723,017
Edison International                                       80,219      3,128,541
Entergy Corp.                                               8,601        608,521
Exelon Corp. (a)                                           12,330        700,714
FirstEnergy Corp.                                          26,754      1,450,334
FPL Group, Inc. (a)                                        60,611      2,508,083
Great Plains Energy, Inc. (a)                              12,565        350,061
Pepco Holdings, Inc.                                       46,943      1,106,916
Pinnacle West Capital Corp.                                11,572        461,839
PPL Corp. (a)                                              62,802      2,028,505
Southern Co. (The) (a)                                    152,687      4,893,618
Westar Energy, Inc.                                         3,563         75,001
                                                                    ------------
                                                                      18,786,003
                                                                    ------------
ELECTRICAL EQUIPMENT (0.5%)
Cooper Industries, Ltd. Class A                            11,834      1,099,615
Emerson Electric Co.                                       31,210      2,615,710
Thomas & Betts Corp. (b)                                   10,986        563,582
                                                                    ------------
                                                                       4,278,907
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
Agilent Technologies, Inc. (b)                             69,386      2,189,822
Arrow Electronics, Inc. (b)                                12,856        413,963
CDW Corp.                                                   7,853        429,166
Jabil Circuit, Inc.                                        21,648        554,189
Molex, Inc.                                                 5,788        194,303
Plexus Corp. (b)                                           11,011        376,686
Sanmina-SCI Corp. (b)                                      86,575        398,245
Solectron Corp. (b)                                       226,393        774,264
Tech Data Corp. (b)                                         9,376        359,195
Tektronix, Inc.                                            13,602        400,171
                                                                    ------------
                                                                       6,090,004
                                                                    ------------
ENERGY EQUIPMENT & SERVICES (2.1%)
Baker Hughes, Inc.                                         12,281      1,005,200
BJ Services Co.                                            13,239        493,285
Cameron International Corp. (b)                             4,671        223,134
Grant Prideco, Inc. (b)                                    10,418        466,205
Helmerich & Payne, Inc.                                     4,205        253,393
Pride International, Inc. (b)                              12,874        402,055
Rowan Cos., Inc.                                            4,483        159,550
Schlumberger, Ltd.                                        151,220      9,845,934
Tidewater, Inc.                                             2,433        119,704
Transocean, Inc. (b)                                       80,401      6,457,808
                                                                    ------------
                                                                      19,426,268
                                                                    ------------


                                                           SHARES          VALUE
FOOD & STAPLES RETAILING (0.5%)
SUPERVALU, Inc.                                            40,597   $  1,246,328
Wal-Mart Stores, Inc.                                      71,412      3,439,916
                                                                    ------------
                                                                       4,686,244
                                                                    ------------
FOOD PRODUCTS (1.7%)
Archer-Daniels-Midland Co.                                161,600      6,670,848
Campbell Soup Co.                                             751         27,870
ConAgra Foods, Inc.                                        64,797      1,432,662
Dean Foods Co. (b)                                         22,333        830,564
General Mills, Inc.                                        80,917      4,180,172
H.J. Heinz Co.                                             28,089      1,157,829
McCormick & Co., Inc.                                      10,890        365,359
Sara Lee Corp.                                             86,125      1,379,722
                                                                    ------------
                                                                      16,045,026
                                                                    ------------
GAS UTILITIES (0.2%)
Equitable Resources, Inc.                                  24,760        829,460
National Fuel Gas Co.                                      11,202        393,638
Nicor, Inc. (a)                                             5,425        225,137
                                                                    ------------
                                                                       1,448,235
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
Baxter International, Inc.                                 50,808      1,867,702
Becton, Dickinson & Co.                                    61,486      3,758,639
Boston Scientific Corp. (b)                                 7,268        122,393
DENTSPLY International, Inc.                                3,410        206,646
STERIS Corp.                                                5,462        124,861
Varian Medical Systems, Inc. (b)                           21,742      1,029,484
                                                                    ------------
                                                                       7,109,725
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES (3.3%)
Aetna, Inc.                                               140,635      5,615,556
AmerisourceBergen Corp.                                    51,673      2,166,132
Cardinal Health, Inc.                                      87,486      5,627,974
Caremark Rx, Inc.                                           5,963        297,375
Coventry Health Care, Inc. (b)                             39,764      2,184,634
HCA, Inc.                                                  34,585      1,492,343
Health Net, Inc. (b)                                        9,294        419,810
Henry Schein, Inc. (b)                                      3,772        176,266
Humana, Inc. (b)                                           33,314      1,788,962
Laboratory Corp. of America Holdings (b)                   20,779      1,293,077
Lincare Holdings, Inc. (b)                                 23,766        899,305
Manor Care, Inc. (a)                                       19,616        920,383
McKesson Corp.                                             75,746      3,581,271
UnitedHealth Group, Inc.                                   45,336      2,030,146
Universal Health Services, Inc. Class B (a)                11,186        562,208
WellPoint, Inc. (b)                                        24,571      1,788,032
                                                                    ------------
                                                                      30,843,474
                                                                    ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (1.4%)
Bob Evans Farms, Inc.                                       1,502   $     45,075
Brinker International, Inc. (a)                             6,951        252,321
CBRL Group, Inc.                                            1,289         43,723
Darden Restaurants, Inc.                                   32,382      1,275,851
International Game Technology                              27,497      1,043,236
McDonald's Corp.                                          103,427      3,475,147
Starbucks Corp. (b)                                        95,194      3,594,525
Starwood Hotels & Resorts Worldwide, Inc.                   8,992        542,577
Yum! Brands, Inc.                                          57,480      2,889,520
                                                                    ------------
                                                                      13,161,975
                                                                    ------------
HOUSEHOLD DURABLES (0.5%)
American Greetings Corp.
  Class A (a)                                              15,603        327,819
Black & Decker Corp. (The)                                  6,504        549,328
Blyth, Inc.                                                 3,239         59,792
Furniture Brands
  International, Inc. (a)                                  12,541        261,354
Leggett & Platt, Inc.                                      14,956        373,601
Lennar Corp. Class A                                        8,391        372,309
Newell Rubbermaid, Inc.                                    68,128      1,759,746
Ryland Group, Inc.                                          1,996         86,966
Snap-on, Inc.                                               4,758        192,318
Tupperware Brands Corp.                                     6,843        134,739
Whirlpool Corp.                                             2,943        243,239
                                                                    ------------
                                                                       4,361,211
                                                                    ------------
HOUSEHOLD PRODUCTS (1.9%)
Church & Dwight Co., Inc.                                  13,231        481,873
Colgate-Palmolive Co.                                      22,909      1,372,249
Energizer Holdings, Inc. (b)                                2,540        148,768
Kimberly-Clark Corp.                                      114,193      7,045,708
Procter & Gamble Co. (The)                                157,093      8,734,371
                                                                    ------------
                                                                      17,782,969
                                                                    ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.2%)
AES Corp. (The) (b)                                        53,980        995,931
Constellation Energy Group, Inc.                           56,306      3,069,803
Dynegy, Inc. Class A (b)                                   13,127         71,805
TXU Corp.                                                 115,978      6,934,325
                                                                    ------------
                                                                      11,071,864
                                                                    ------------
INDUSTRIAL CONGLOMERATES (2.6%)
Carlisle Cos., Inc.                                         2,388        189,368
V  General Electric Co.                                   662,362     21,831,452
Teleflex, Inc.                                             10,000        540,200
Tyco International, Ltd.                                   64,830      1,782,825
                                                                    ------------
                                                                      24,343,845
                                                                    ------------
INSURANCE (8.5%)
ACE, Ltd.                                                  67,768      3,428,383


                                                           SHARES          VALUE
INSURANCE (CONTINUED)
AFLAC, Inc.                                               121,361   $  5,625,082
Allstate Corp. (The)                                      159,096      8,707,324
Ambac Financial Group, Inc.                                13,230      1,072,953
American Financial Group, Inc.                             11,615        498,283
American International Group, Inc.                        147,318      8,699,128
AmerUs Group Co. (a)                                        2,221        130,040
Aon Corp.                                                  79,333      2,762,375
Arthur J. Gallagher & Co. (a)                              15,722        398,395
Chubb Corp. (The)                                          96,912      4,835,909
Everest Re Group, Ltd.                                      2,678        231,834
Fidelity National Financial, Inc.                          14,147        551,026
First American Corp. (a)                                    7,918        334,694
Genworth Financial, Inc. Class A                           30,480      1,061,923
Hanover Insurance
  Group, Inc. (The)                                         2,184        103,653
Hartford Financial Services Group, Inc. (The)              25,213      2,133,020
HCC Insurance Holdings, Inc.                               26,616        783,575
Horace Mann Educators Corp.                                 3,542         60,037
Lincoln National Corp.                                     21,567      1,217,241
Loews Corp.                                               100,578      3,565,490
Mercury General Corp.                                       1,471         82,920
MetLife, Inc. (a)                                         180,463      9,241,510
Old Republic International Corp.                           56,467      1,206,700
Principal Financial Group, Inc.                            69,014      3,840,629
Progressive Corp. (The)                                    16,644        427,917
Protective Life Corp.                                      17,217        802,657
Prudential Financial, Inc.                                118,798      9,230,605
SAFECO Corp.                                               20,315      1,144,750
St. Paul Travelers Cos., Inc. (The)                        70,381      3,137,585
StanCorp Financial Group, Inc.                              6,758        344,050
Torchmark Corp.                                             8,405        510,352
UnumProvident Corp.                                        61,927      1,122,737
W.R. Berkley Corp.                                         41,541      1,417,794
XL Capital Ltd. Class A (a)                                11,807        723,769
                                                                    ------------
                                                                      79,434,340
                                                                    ------------
INTERNET SOFTWARE & SERVICES (0.2%)
Google, Inc. Class A (b)                                      697        292,273
VeriSign, Inc. (a)(b)                                      50,930      1,180,048
                                                                    ------------
                                                                       1,472,321
                                                                    ------------
IT SERVICES (1.5%)
Acxiom Corp.                                               18,990        474,750
Automatic Data Processing, Inc.                            23,860      1,082,051
Ceridian Corp. (b)                                         35,859        876,394
Computer Sciences Corp. (b)                                46,017      2,229,063
Convergys Corp. (b)                                        11,525        224,737
CSG Systems International, Inc. (b)                        12,021        297,400
DST Systems, Inc. (a)(b)                                    5,118        304,521
Electronic Data Systems Corp.                              21,483        516,881
First Data Corp.                                          157,112      7,076,324

 M-82 MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
IT SERVICES (CONTINUED)
MoneyGram International, Inc.                               6,988   $    237,243
MPS Group, Inc. (b)                                        20,819        313,534
Unisys Corp. (b)                                           42,091        264,331
                                                                    ------------
                                                                      13,897,229
                                                                    ------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Eastman Kodak Co. (a)                                      23,642        562,207
Hasbro, Inc.                                               36,595        662,735
Mattel, Inc.                                               31,623        522,096
                                                                    ------------
                                                                       1,747,038
                                                                    ------------
LIFE SCIENCES TOOLS & SERVICES (0.3%)
Applera Corp.-Applied
  Biosystems Group                                         45,679      1,477,716
PerkinElmer, Inc.                                          16,297        340,607
Techne Corp. (b)                                            1,608         81,879
Varian, Inc. (b)                                            6,396        265,498
Waters Corp. (b)                                            9,054        401,998
                                                                    ------------
                                                                       2,567,698
                                                                    ------------
MACHINERY (1.3%)
AGCO Corp. (b)                                              4,031        106,096
Caterpillar, Inc.                                          42,404      3,158,250
Crane Co.                                                  12,448        517,837
Cummins, Inc. (a)                                          11,512      1,407,342
Danaher Corp.                                              19,160      1,232,371
Deere & Co.                                                 9,633        804,259
Eaton Corp.                                                 6,029        454,587
Federal Signal Corp.                                        1,971         29,841
Flowserve Corp. (b)                                         9,264        527,122
Graco, Inc.                                                 2,847        130,905
Illinois Tool Works, Inc.                                  16,530        785,175
Joy Global, Inc.                                           26,951      1,403,878
Lincoln Electric Holdings, Inc.                             1,756        110,013
Nordson Corp.                                               6,790        333,932
Oshkosh Truck Corp.                                         5,990        284,645
Parker-Hannifin Corp.                                      14,492      1,124,579
                                                                    ------------
                                                                      12,410,832
                                                                    ------------
MEDIA (2.2%)
CBS Corp. Class B (a)                                     191,492      5,179,859
Clear Channel
  Communications, Inc.                                     50,204      1,553,814
Emmis Communications Corp. Class A (b)                      3,740         58,494
Entercom Communications Corp.                               3,053         79,866
McClatchy Co. (The) Class A                                   468         18,768
McGraw-Hill Cos., Inc. (The)                               91,338      4,587,908
Omnicom Group, Inc.                                        28,068      2,500,578
Scholastic Corp. (b)                                        5,947        154,444
Time Warner, Inc.                                          13,181        228,031


                                                           SHARES          VALUE
MEDIA (CONTINUED)
Univision Communications, Inc. Class A (b)                  9,107   $    305,084
Walt Disney Co. (The)                                     193,899      5,816,970
Westwood One, Inc.                                         10,529         78,967
                                                                    ------------
                                                                      20,562,783
                                                                    ------------
METALS & MINING (1.8%)
Commercial Metals Co.                                         487         12,516
Freeport-McMoRan Copper & Gold, Inc. Class B (a)           45,362      2,513,508
Newmont Mining Corp.                                       54,414      2,880,133
Nucor Corp.                                                76,614      4,156,309
Phelps Dodge Corp.                                         50,284      4,131,333
Reliance Steel & Aluminum Co.                               1,308        108,499
Steel Dynamics, Inc.                                        9,872        648,985
United States Steel Corp.                                  27,411      1,922,059
                                                                    ------------
                                                                      16,373,342
                                                                    ------------
MULTILINE RETAIL (1.0%)
Big Lots, Inc. (b)                                         18,899        322,795
Dillard's, Inc. Class A                                     5,100        162,435
Dollar Tree Stores, Inc. (a)(b)                            26,271        696,181
J.C. Penney Co., Inc.                                      57,529      3,883,783
Kohl's Corp. (a)(b)                                        28,108      1,661,745
Nordstrom, Inc.                                            17,057        622,581
Saks, Inc.                                                  5,627         90,989
Sears Holdings Corp. (a)(b)                                12,146      1,880,687
                                                                    ------------
                                                                       9,321,196
                                                                    ------------
MULTI-UTILITIES (0.9%)
Alliant Energy Corp.                                       14,250        488,775
CenterPoint Energy, Inc.                                   38,604        482,550
Duke Energy Corp.                                          76,804      2,255,733
KeySpan Corp.                                               9,380        378,952
OGE Energy Corp.                                              369         12,926
PG&E Corp.                                                 27,830      1,093,162
Public Service Enterprise
  Group, Inc.                                              11,078        732,477
Puget Energy, Inc. (a)                                      4,676        100,440
SCANA Corp.                                                23,579        909,678
Xcel Energy, Inc.                                          83,010      1,592,132
                                                                    ------------
                                                                       8,046,825
                                                                    ------------
OIL, GAS & CONSUMABLE FUELS (7.8%)
Anadarko Petroleum Corp. (a)                               19,510        930,432
Chevron Corp.                                             155,734      9,664,852
ConocoPhillips                                             31,106      2,038,376
Devon Energy Corp.                                         91,135      5,505,465
V  ExxonMobil Corp.                                       587,782     36,060,426
Hess Corp. (a)                                              9,603        507,519
Kerr-McGee Corp.                                           18,342      1,272,018
Marathon Oil Corp.                                         44,112      3,674,530
Noble Energy, Inc.                                         44,407      2,080,912

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Occidental Petroleum Corp.                                 21,797   $  2,235,282
Overseas Shipholding Group, Inc.                            3,836        226,899
Pioneer Natural Resources Co.                               5,272        244,674
Pogo Producing Co. (a)                                     14,545        670,525
Southwestern Energy Co. (b)                                12,035        375,011
Sunoco, Inc.                                               22,229      1,540,247
Valero Energy Corp.                                        76,316      5,076,540
                                                                    ------------
                                                                      72,103,708
                                                                    ------------
PAPER & FOREST PRODUCTS (0.3%)
Glatfelter                                                  1,801         28,582
Louisiana-Pacific Corp. (a)                                26,191        573,583
MeadWestvaco Corp.                                          7,462        208,414
Weyerhaeuser Co.                                           30,432      1,894,392
                                                                    ------------
                                                                       2,704,971
                                                                    ------------
PERSONAL PRODUCTS (0.1%)
Avon Products, Inc.                                        36,962      1,145,822
Estee Lauder Cos., Inc. (The) Class A                       4,908        189,792
                                                                    ------------
                                                                       1,335,614
                                                                    ------------
PHARMACEUTICALS (5.4%)
Abbott Laboratories                                        87,146      3,800,437
Forest Laboratories, Inc. (b)                              68,064      2,633,396
Johnson & Johnson                                         155,511      9,318,219
King Pharmaceuticals, Inc. (a)(b)                          59,951      1,019,167
Medicis Pharmaceutical Corp. Class A                        4,440        106,560
Merck & Co., Inc.                                         346,384     12,618,769
Mylan Laboratories, Inc.                                   53,645      1,072,900
V  Pfizer, Inc.                                           813,283     19,087,752
Watson Pharmaceuticals, Inc. (b)                           25,094        584,188
                                                                    ------------
                                                                      50,241,388
                                                                    ------------
REAL ESTATE INVESTMENT TRUSTS (0.3%)
Equity Office Properties Trust                             45,364      1,656,240
Longview Fibre Co.                                          4,163         79,472
New Plan Excel Realty Trust                                 8,792        217,074
Shurgard Storage Centers, Inc. Class A                     14,889        930,563
                                                                    ------------
                                                                       2,883,349
                                                                    ------------
ROAD & RAIL (1.9%)
Burlington Northern
  Santa Fe Corp.                                           91,882      7,281,649
CSX Corp.                                                  36,962      2,603,603
Norfolk Southern Corp.                                     84,404      4,491,981
Ryder System, Inc.                                          2,534        148,062
Swift Transportation Co., Inc. (b)                          2,213         70,285


                                                           SHARES          VALUE
ROAD & RAIL (CONTINUED)
Union Pacific Corp.                                        33,024   $  3,069,911
                                                                    ------------
                                                                      17,665,491
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.3%)
Advanced Micro Devices, Inc. (b)                              982         23,980
Altera Corp. (b)                                           50,107        879,378
Analog Devices, Inc.                                       14,894        478,693
Applied Materials, Inc.                                    58,227        947,936
Atmel Corp. (b)                                            35,288        195,848
Freescale Semiconductor, Inc. Class B (b)                  33,509        985,165
V  Intel Corp.                                            668,019     12,658,960
Intersil Corp. Class A                                     30,246        703,220
Lam Research Corp. (b)                                     34,244      1,596,455
LSI Logic Corp. (b)                                        15,582        139,459
Micrel, Inc. (b)                                            2,562         25,646
Micron Technology, Inc. (b)                               107,276      1,615,577
National Semiconductor Corp.                               83,934      2,001,826
Novellus Systems, Inc. (b)                                 27,222        672,383
NVIDIA Corp. (b)                                           81,945      1,744,609
Silicon Laboratories, Inc. (b)                              7,462        262,289
Texas Instruments, Inc.                                   198,585      6,015,140
                                                                    ------------
                                                                      30,946,564
                                                                    ------------
SOFTWARE (3.6%)
Advent Software, Inc. (b)                                     646         23,301
BMC Software, Inc. (b)                                     52,907      1,264,477
CA, Inc. (a)                                              112,905      2,320,198
Citrix Systems, Inc. (b)                                   44,100      1,770,174
Compuware Corp. (b)                                        93,572        626,932
Fair Isaac Corp. (a)                                       16,100        584,591
Intuit, Inc. (b)                                           43,505      2,627,267
McAfee, Inc. (b)                                           34,179        829,524
V  Microsoft Corp.                                        950,715     22,151,660
Novell, Inc. (a)(b)                                        31,008        205,583
Oracle Corp. (b)                                            2,694         39,036
Reynolds & Reynolds Co. (The) Class A                       6,172        189,295
Sybase, Inc. (b)                                            7,481        145,131
Symantec Corp. (b)                                         42,825        665,501
Synopsys, Inc. (b)                                          5,922        111,156
Transaction Systems
  Architects, Inc. (b)                                      3,040        126,738
                                                                    ------------
                                                                      33,680,564
                                                                    ------------
SPECIALTY RETAIL (2.1%)
Aeropostale, Inc. (b)                                       4,450        128,561
American Eagle Outfitters, Inc. (a)                        32,549      1,107,968
AnnTaylor Stores Corp. (b)                                 17,996        780,666
AutoNation, Inc. (b)                                       30,252        648,603
AutoZone, Inc. (b)                                         11,359      1,001,864
Barnes & Noble, Inc.                                       13,011        474,902

 M-84 MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
SPECIALTY RETAIL (CONTINUED)
Best Buy Co., Inc.                                         43,351   $  2,377,369
Circuit City Stores, Inc.                                  38,059      1,035,966
Claire's Stores, Inc.                                      24,501        625,021
Gap, Inc. (The)                                           140,814      2,450,164
Home Depot, Inc. (The)                                     31,152      1,114,930
Limited Brands, Inc.                                       42,632      1,090,953
Michaels Stores, Inc.                                      10,940        451,166
Office Depot, Inc. (b)                                     73,857      2,806,566
OfficeMax, Inc.                                             5,814        236,921
Payless ShoeSource, Inc. (a)(b)                            16,876        458,521
PetSmart, Inc.                                             11,743        300,621
RadioShack Corp. (a)                                       11,214        156,996
Rent-A-Center, Inc. (a)(b)                                 17,215        427,965
Ross Stores, Inc.                                          11,687        327,820
Sherwin-Williams Co. (The)                                 23,039      1,093,892
TJX Cos., Inc. (The)                                       15,705        359,016
                                                                    ------------
                                                                      19,456,451
                                                                    ------------
TEXTILES, APPAREL & LUXURY GOODS (0.2%)
Jones Apparel Group, Inc.                                  28,323        900,388
Liz Claiborne, Inc.                                        13,175        488,266
Timberland Co. Class A (b)                                  6,854        178,889
                                                                    ------------
                                                                       1,567,543
                                                                    ------------
THRIFTS & MORTGAGE FINANCE (1.4%)
Fannie Mae                                                192,008      9,235,585
MGIC Investment Corp.                                       7,141        464,165
PMI Group, Inc. (The)                                       7,333        326,905
Radian Group, Inc.                                         20,483      1,265,440
Washington Mutual, Inc.                                    34,785      1,585,500
                                                                    ------------
                                                                      12,877,595
                                                                    ------------
TOBACCO (1.0%)
Altria Group, Inc. (a)                                     83,454      6,128,027
Reynolds American, Inc. (a)                                21,073      2,429,717
UST, Inc. (a)                                              19,986        903,167
                                                                    ------------
                                                                       9,460,911
                                                                    ------------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
Fastenal Co.                                                1,935         77,961
MSC Industrial Direct Co., Inc. Class A                     8,878        422,326
United Rentals, Inc. (a)(b)                                 8,579        274,356
                                                                    ------------
                                                                         774,643
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES (0.0%)++
Sprint Nextel Corp.                                           626         12,514
                                                                    ------------
Total Common Stocks
  (Cost $865,813,626)                                                914,477,976
                                                                    ------------


                                                           SHARES          VALUE
INVESTMENT COMPANY (1.3%)
--------------------------------------------------------------------------------
S&P 500 Index--SPDR Trust Series 1 (a)(c)                  95,553   $ 12,145,742
                                                                    ------------
Total Investment Company
  (Cost $12,138,416)                                                  12,145,742
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (6.7%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (2.1%)
Barton Capital LLC
  5.272%, due 7/21/06 (d)                           $     886,764        886,764
Clipper Receivables Corp.
  5.094%, due 7/5/06 (d)                                  886,764        886,764
Compass Securitization Corp.
  5.331%, due 7/24/06 (d)                               1,312,488      1,312,488
Fairway Finance Corp.
  5.268%, due 7/6/06 (d)                                1,330,146      1,330,146
Falcon Asset Securitization Corp.
  5.099%, due 7/6/06 (d)                                1,330,146      1,330,146
Grampian Funding LLC
  5.266%, due 7/13/06 (d)                               1,330,146      1,330,146
Kitty Hawk Funding Corp.
  5.161%, due 7/10/06 (d)                               1,330,146      1,330,146
Liberty Street Funding Corp.
  5.082%, due 7/3/06 (d)                                1,330,146      1,330,146
  5.239%, due 7/24/06 (d)                               2,216,910      2,216,910
Ranger Funding LLC
  5.265%, due 8/1/06 (d)                                1,300,516      1,300,516
Sheffield Receivables Corp.
  5.252%, due 7/18/06 (d)                               1,330,146      1,330,146
  5.31%, due 7/11/06 (d)                                1,330,146      1,330,146
Silver Tower U.S. Funding
  5.335%, due 7/31/06 (d)                               1,507,499      1,507,499
Yorktown Capital LLC
  5.272%, due 7/20/06 (d)                               1,764,660      1,764,660
                                                                    ------------
Total Commercial Paper
  (Cost $19,186,623)                                                  19,186,623
                                                                    ------------

                                                           SHARES
INVESTMENT COMPANY (0.8%)
BGI Institutional Money
  Market Fund (d)                                       8,012,736      8,012,736
                                                                    ------------
Total Investment Company
  (Cost $8,012,736)                                                    8,012,736
                                                                    ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
  5.42%, dated 6/30/06
  due 7/3/06
  Proceeds at Maturity $1,685,612
  (Collateralized by various bonds
  with a Principal Amount of
  $1,982,020 and a Market Value
  of $1,734,930) (d)                                $   1,684,852   $  1,684,852
                                                                    ------------
Total Repurchase Agreement
  (Cost $1,684,852)                                                    1,684,852
                                                                    ------------
TIME DEPOSITS (3.6%)
Bank of America Corp.
  5.27%, due 7/25/06 (d)(e)                             3,547,056      3,547,056
Calyon
  5.265%, due 8/2/06 (d)                                3,103,674      3,103,674
Credit Suisse First Boston Corp.
  5.305%, due 7/27/06 (d)                               3,103,674      3,103,674
Fortis Bank
  5.26%, due 7/7/06 (d)                                 3,103,674      3,103,674
Skandinaviska Enskilda Banken AB
  5.08%, due 7/5/06 (d)                                 3,990,438      3,990,438
Societe Generale North America, Inc.
  5.313%, due 7/3/06 (d)                                7,862,993      7,862,993
Toronto Dominion Bank
  5.30%, due 7/26/06 (d)                                3,547,056      3,547,056
UBS AG
  5.10%, due 7/7/06 (d)                                 1,773,528      1,773,528

                                                        PRINCIPAL
                                                           AMOUNT      VALUE
TIME DEPOSITS (CONTINUED)
Wells Fargo Bank N.A.
  5.22%, due 7/6/06 (d)                             $   3,103,674   $  3,103,674
                                                                    ------------
Total Time Deposits
  (Cost $33,135,767)                                                  33,135,767
                                                                    ------------
Total Short-Term Investments
  (Cost $62,019,978)                                                  62,019,978
                                                                    ------------
Total Investments
  (Cost $939,972,020) (f)                                   106.4%   988,643,696(g)
Liabilities in Excess of
  Cash and Other Assets                                      (6.4)   (59,747,106)
                                                    -------------   ------------
Net Assets                                                  100.0%  $928,896,590
                                                    =============   ============

 ++  Less than one tenth of a percent.
(a) Represents security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at June
     30, 2006.
(f) The cost for federal income tax purposes is $946,099,946.
(g)  At June 30, 2006 net unrealized appreciation was
     $42,543,750, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $87,418,679 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $44,874,929.

 M-86 MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost
  $939,972,020) including $59,870,196 market
  value of securities loaned                    $988,643,696
Cash                                               1,193,793
Receivables:
  Investment securities sold                       2,754,772
  Dividends and interest                           1,322,184
  Fund shares sold                                   599,975
Other assets                                          33,139
                                                -------------
    Total assets                                 994,547,559
                                                -------------

LIABILITIES:
Securities lending collateral                     62,019,978
Payables:
  Investment securities purchased                  2,735,579
  Fund shares redeemed                               368,008
  Adviser                                            188,608
  Administrator                                      150,886
  Shareholder communication                          138,773
  Custodian                                           18,900
  NYLIFE Distributors                                 10,790
Accrued expenses                                      19,447
                                                -------------
    Total liabilities                             65,650,969
                                                -------------
Net assets                                      $928,896,590
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    392,904
  Service Class                                       24,292
Additional paid-in capital                       807,297,958
Accumulated undistributed net investment
  income                                          11,501,109
Accumulated undistributed net realized gain on
  investments                                     61,008,651
Net unrealized appreciation on investments        48,671,676
                                                -------------
Net assets                                      $928,896,590
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $875,013,415
                                                =============
Shares of capital stock outstanding               39,290,380
                                                =============
Net asset value per share outstanding           $      22.27
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 53,883,175
                                                =============
Shares of capital stock outstanding                2,429,233
                                                =============
Net asset value per share outstanding           $      22.18
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 8,371,066
  Income from securities loaned--net                  41,154
  Interest                                            29,739
                                                 ------------
    Total income                                   8,441,959
                                                 ------------
EXPENSES:
  Advisory                                         1,155,847
  Administration                                     924,678
  Shareholder communication                           90,853
  Professional                                        67,378
  Distribution and service--Service Class             63,957
  Custodian                                           33,588
  Directors                                           22,900
  Miscellaneous                                       16,903
                                                 ------------
    Total expenses                                 2,376,104
                                                 ------------
Net investment income                              6,065,855
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  45,251,208
Net change in unrealized appreciation on
  investments                                    (24,040,582)
                                                 ------------
Net realized and unrealized gain on investments   21,210,626
                                                 ------------
Net increase in net assets resulting from
  operations                                     $27,276,481
                                                 ============

 M-88 MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2005

                                             2006            2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income               $  6,065,855   $  14,331,992
 Net realized gain on investments      45,251,208      51,120,445
 Net change in unrealized
  appreciation on investments         (24,040,582)      1,069,341
                                     ----------------------------
 Net increase in net assets
  resulting from operations            27,276,481      66,521,778
                                     ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                               --      (8,478,545)
   Service Class                               --        (384,818)
 From net realized gain on investments:
   Initial Class                               --     (10,179,883)
   Service Class                               --        (557,684)
                                     ----------------------------
 Total dividends and distribution
  to shareholders                              --     (19,600,930)
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                       55,727,873       9,627,760
   Service Class                        7,401,597      13,817,383
 Net asset value of shares issued
  to shareholders in reinvestment of
  dividends and distributions:
   Initial Class                               --      18,658,428
   Service Class                               --         942,502
                                     ----------------------------
                                       63,129,470      43,046,073
 Cost of shares redeemed:
   Initial Class                      (69,771,243)   (133,600,382)
   Service Class                       (2,157,681)     (2,619,383)
                                     ----------------------------
                                      (71,928,924)   (136,219,765)
   Decrease in net assets derived
    from capital share transactions    (8,799,454)    (93,173,692)
                                     ----------------------------
   Net increase (decrease) in net
    assets                             18,477,027     (46,252,844)

NET ASSETS:
Beginning of period                   910,419,563     956,672,407
                                     ----------------------------
End of period                        $928,896,590   $ 910,419,563
                                     ============================
Accumulated undistributed net
 investment income at end of period  $ 11,501,109   $   5,435,254
                                     ============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                              INITIAL CLASS
                                            ----------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                            YEAR ENDED DECEMBER 31,
                                              2006*           2005          2004          2003          2002           2001
Net asset value at beginning of period       $  21.62       $  20.52      $  18.75      $  14.98      $  19.99      $    24.28
                                            ----------      --------      --------      --------      --------      ----------
Net investment income                            0.15(b)        0.33(b)       0.28(e)       0.17(b)       0.16            0.14
Net realized and unrealized gain (loss) on
  investments                                    0.50           1.25          1.77          3.78         (5.01)          (4.29)
                                            ----------      --------      --------      --------      --------      ----------
Total from investment operations                 0.65           1.58          2.05          3.95         (4.85)          (4.15)
                                            ----------      --------      --------      --------      --------      ----------
Less dividends and distributions:
  From net investment income                       --          (0.22)        (0.28)        (0.18)        (0.16)          (0.14)
  From net realized gain on investments            --          (0.26)           --            --            --              --
                                            ----------      --------      --------      --------      --------      ----------
Total dividends and distributions                  --          (0.48)        (0.28)        (0.18)        (0.16)          (0.14)
                                            ----------      --------      --------      --------      --------      ----------
Net asset value at end of period             $  22.27       $  21.62      $  20.52      $  18.75      $  14.98      $    19.99
                                            ==========      ========      ========      ========      ========      ==========
Total investment return                          3.00%(c)       7.70%(f)     10.90%        26.37%       (24.25%)        (17.09%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          1.33%+         1.58%         1.44%(e)      1.05%         0.89%           0.66%
  Net expenses                                   0.50%+         0.30%         0.53%         0.52%         0.51%           0.50%
  Expenses (before reimbursement)                0.50%+         0.50%         0.53%         0.52%         0.51%           0.50%
Portfolio turnover rate                            44%            83%          151%           72%          120%             93%
Net assets at end of period (in 000's)       $875,013       $863,109      $923,660      $864,373      $731,686      $1,059,832

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
(e)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.27%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(f)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     7.49% and 7.22% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
+    Annualized.
*    Unaudited.

 M-90 MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                        SERVICE CLASS
--------------------------------------------------------------
                                                    JUNE 5,
    SIX MONTHS                                      2003 (A)
      ENDED                                         THROUGH
     JUNE 30,       YEAR ENDED DECEMBER 31,       DECEMBER 31,
      2006*           2005           2004             2003
     $ 21.56         $ 20.49        $ 18.74         $ 16.45
    ----------      ---------      ---------      ------------
        0.12(b)         0.28(b)        0.24(e)         0.07(b)
        0.50            1.23           1.75            2.38
    ----------      ---------      ---------      ------------
        0.62            1.51           1.99            2.45
    ----------      ---------      ---------      ------------
          --           (0.18)         (0.24)          (0.16)
          --           (0.26)            --              --
    ----------      ---------      ---------      ------------
          --           (0.44)         (0.24)          (0.16)
    ----------      ---------      ---------      ------------
     $ 22.18         $ 21.56        $ 20.49         $ 18.74
    ==========      =========      =========      ============
        2.87%(c)        7.39%(f)      10.62%          14.93%(c)
        1.08%+          1.33%          1.19%(e)        0.80%+(d)
        0.75%+          0.55%          0.78%           0.77%+
        0.75%+          0.75%          0.78%           0.77%+
          44%             83%           151%             72%
     $53,883         $47,311        $33,013         $10,146

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS
--------------------------------------------------------------------------------

                                                                 SINCE
AVERAGE ANNUAL                                                 INCEPTION
TOTAL RETURNS                                                  (2/13/06)
------------------------------------------------------------------------
After Portfolio operating expenses                               0.23%

SERVICE CLASS
--------------------------------------------------------------------------------

                                                                 SINCE
AVERAGE ANNUAL                                                 INCEPTION
TOTAL RETURNS                                                  (2/13/06)
------------------------------------------------------------------------
After Portfolio operating expenses                               0.15%

                                                                SINCE
BENCHMARK PERFORMANCE                                         INCEPTION
Conservative Allocation Benchmark*                              0.36%
S&P 500(R) Index*                                               0.99%
MSCI EAFE(R) Index*                                             5.96%
Lehman Brothers(R) Aggregate Bond Index*                       -0.50%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-92   MainStay VP Conservative Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the period from February 13, 2006, to June 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the since inception period and held for the entire period from February 13, 2006, through June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                             ENDING ACCOUNT
                                                       ENDING ACCOUNT                         VALUE (BASED
                                                        VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING          ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT          RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE            EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                           2/13/06(1)          6/30/06           PERIOD(2)           6/30/06            PERIOD(2)

INITIAL CLASS                         $1,000.00          $1,002.05            $0.95            $1,023.75             $0.96
----------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00          $1,000.90            $1.89            $1,022.50             $1.91
----------------------------------------------------------------------------------------------------------------------------

1. Commencement of operations.
2. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.25% for Initial Class and 0.50% for Service Class) multiplied by the average account value over the period, divided by 365, and multiplied by 138 (to reflect the period since inception).



                                                    www.mainstayfunds.com   M-93

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                       (PORTFOLIO COMPOSITION PIE CHART)

99.9%           Affiliated Investment Companies
 0.1            Cash and Other Assets, Less Liabilities

See Portfolio of Investments on page M-97 for specific holdings within these categories.

 M-94 MainStay VP Conservative Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Tony Elavia and Devon McCormick, CFA, of New York Life Investment Management LLC.

HOW DID MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FROM FEBRUARY 13 THROUGH JUNE 30, 2006?

From February 13 through June 30, 2006, MainStay VP Conservative Allocation Portfolio returned 0.23% for Initial Class shares and 0.15% for Service Class shares. Initial Class shares outperformed and Service Class shares underperformed the 0.17% return of the average Lipper* Variable Products Mixed-Asset Target Allocation Conservative Portfolio. Both share classes underperformed the 0.36% return of the Portfolio's Conservative Allocation Benchmark,* the Portfolio's broad-based securities-market index, from February 13 through June 30, 2006.(1)

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE FROM FEBRUARY 13 THROUGH JUNE 30, 2006?

The Portfolio's performance trailed that of its benchmark primarily because of our recent preference for faster-growth companies in the equity component of the Portfolio. Since growth stocks tend to be more sensitive to inflation expectations than value stocks, the growth-equity component struggled as the prices of commodities rose, the value of the dollar declined, and the direction of interest rates remained uncertain.

HOW DID YOU POSITION THE PORTFOLIO FROM FEBRUARY 13 THROUGH JUNE 30, 2006?

All of the Portfolio's Underlying Portfolios were purchased during the reporting period. During that time frame, we moved toward larger companies with more of a growth bias. While our intent was to move away from potentially overvalued small-cap stocks and value-oriented companies, the strategy had mixed results. Large-cap names excelled as the reporting period progressed. Growth stocks, however, continued to lag value equities.

DURING THE REPORTING PERIOD, WHICH UNDERLYING PORTFOLIOS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

In terms of total return, MainStay VP International Equity Portfolio was by far the best-performing Underlying Portfolio from February 13 through June 30, 2006. MainStay VP Mid Cap Growth Portfolio and MainStay VP Value Portfolio trailed a few percentage points behind. MainStay VP Large Cap Growth Portfolio and MainStay VP Capital Appreciation Portfolio (also large-cap-growth-oriented) were among the worst-performing Underlying Portfolios during the reporting period. Underlying Portfolios that held investment-grade bonds also provided negative returns. In all cases, performance was much stronger during the first six weeks of Portfolio operations than during the second quarter. The performance shift was especially evident among Underlying Portfolios that invested in small-cap stocks.

DURING THE REPORTING PERIOD, WHICH UNDERLYING PORTFOLIOS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH DETRACTED THE MOST?

A small allocation to MainStay VP International Equity Portfolio and a larger holding in MainStay VP Common Stock Portfolio were the most significant positive contributors during the reporting period. On the downside, a substantial holding in MainStay VP


1. Performance for Initial Class and Service Class shares and the Portfolio's benchmark, the Conservative Allocation Benchmark,* are calculated from inception (2/13/06) through 6/30/06. Performance for the average Lipper* Variable Products Mixed-Asset Target Allocation Conservative Portfolio is calculated from February 8, 2006, to June 30, 2006.

The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying MainStay VP Portfolios as well as the performance of those Underlying Portfolios. The Underlying Portfolios' performance may be lower than the performance of the asset class or classes the Underlying Portfolios were selected to represent. The Portfolio is indirectly subject to the investment risks of each Underlying Portfolio held. Principal risks of the Underlying Portfolios are described below.

MainStay VP Conservative Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios. The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will indirectly bear fees and expenses charged by the Underlying Portfolios in which the Portfolio invests in addition to the Portfolio's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount, and character of distributions to the client and may increase taxes payable by the client.

The Portfolio may invest more than 25% of its assets in one Underlying Portfolio, which may significantly affect the net asset value of the Portfolio.

- Stocks and bonds can decline because of adverse issuer, market, regulatory, or economic developments.
- High-yield securities carry higher risks, and some of the Underlying Portfolios' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                    www.mainstayfunds.com   M-95

Bond Portfolio proved the single greatest detractor from the Portfolio's performance.

HOW DID THE PORTFOLIO'S FIXED-INCOME INVEST-
MENTS PERFORM FROM FEBRUARY 13 THROUGH JUNE 30, 2006?

During the reporting period, interest rates rose at both the short end and the long end of the yield curve and spreads continued to tighten in the credit markets. This environment favored lower-quality credits and shorter-term or variable-rate instruments. As a result, MainStay VP High Yield Corporate Bond Portfolio and MainStay VP Floating Rate Portfolio showed strong relative performance. High-quality, longer-term instruments, such as those in MainStay VP Indexed Bond Portfolio, did not do as well.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume, and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have product lines that are more limited than those of larger-capitalization companies.
- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.
- Foreign securities may be subject to greater risk than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.
- When interest rates rise, the prices of fixed-income securities in the Underlying Portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Portfolios will generally rise.
- Underlying Floating-Rate Portfolios are generally considered to have speculative characteristics. These Underlying Portfolios may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity.
- AN INVESTMENT IN THE UNDERLYING CASH MANAGEMENT PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING CASH MANAGEMENT PORTFOLIO SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. THIS COULD OCCUR BECAUSE OF HIGHLY UNUSUAL MARKET CONDITIONS OR A SUDDEN COLLAPSE IN THE CREDITWORTHINESS OF A COMPANY ONCE BELIEVED TO BE AN ISSUER OF HIGH-QUALITY, SHORT-TERM SECURITIES.

Before making an investment in the Portfolio, you should consider all the risks associated with it.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-96 MainStay VP Conservative Allocation Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED


                                                           SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES (99.9%)+
-------------------------------------------------------------------------------
EQUITY FUNDS (39.9%)
MainStay VP Basic Value Portfolio                          67,426   $   822,381
MainStay VP Capital Appreciation Portfolio                 17,810       412,012
MainStay VP Common Stock Portfolio                        207,871     4,629,367
MainStay VP Developing Growth Portfolio (a)                   408         4,510
MainStay VP Income & Growth Portfolio                      55,167       672,283
MainStay VP International Equity Portfolio                 93,316     1,488,713
MainStay VP Large Cap Growth Portfolio                    226,320     2,616,683
MainStay VP Mid Cap Core Portfolio                         28,554       412,230
MainStay VP S&P 500 Index Portfolio                        27,984       724,858
MainStay VP Small Cap Growth Portfolio                        378         4,475
                                                                    -----------
                                                                     11,787,512
                                                                    -----------
FIXED INCOME FUNDS (60.0%)
MainStay VP Bond Portfolio                              1,016,820    13,285,307
MainStay VP Floating Rate Portfolio                       225,005     2,216,070
MainStay VP High Yield Corporate Bond Portfolio           223,513     2,214,234
                                                                    -----------
                                                                     17,715,611
                                                                    -----------
Total Affiliated Investment Companies
  (Cost $29,558,734) (b)                                     99.9%   29,503,123(c)
Cash and Other Assets, Less Liabilities                       0.1        37,185
                                                    -------------   -----------
Net Assets                                                  100.0%  $29,540,308
                                                    =============   ===========

+    Percentages indicated are based on Portfolio net assets.
(a)  Non-income producing.
(b)  The cost stated also represents the aggregate cost for federal income tax purposes.
(c)  At June 30, 2006 net unrealized depreciation was $55,611 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $62,955 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of
     $118,566.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $29,558,734)         $29,503,123
Cash                                                 765,496
Receivables:
  Fund shares sold                                   204,812
  Manager                                              1,590
  Interest                                             1,137
Unamortized offering costs                            13,961
Other assets                                              45
                                                 ------------
    Total assets                                  30,490,164
                                                 ------------

LIABILITIES:
Payables:
  Investment securities purchased                    765,496
  Fund shares redeemed                               138,563
  Offering costs                                      18,529
  Professional                                        14,849
  NYLIFE Distributors                                  4,989
  Shareholder communication                            3,691
  Custodian                                            1,527
  Directors                                              515
Accrued expenses                                       1,697
                                                 ------------
    Total liabilities                                949,856
                                                 ------------
Net assets                                       $29,540,308
                                                 ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                  $       676
  Service Class                                       28,822
Additional paid-in capital                        29,644,520
Undistributed net investment income                    2,237
Net realized loss on investments                     (80,336)
Net unrealized depreciation on investments           (55,611)
                                                 ------------
Net assets                                       $29,540,308
                                                 ============
INITIAL CLASS
Net assets applicable to outstanding shares      $   677,210
                                                 ============
Shares of capital stock outstanding                   67,566
                                                 ============
Net asset value per share outstanding            $     10.02
                                                 ============
SERVICE CLASS
Net assets applicable to outstanding shares      $28,863,098
                                                 ============
Shares of capital stock outstanding                2,882,214
                                                 ============
Net asset value per share outstanding            $     10.01
                                                 ============

 M-98 MainStay VP Conservative Allocation Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS

FOR THE PERIOD FEBRUARY 13, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                           $  23,351
  Interest                                             3,438
                                                   ---------
    Total income                                      26,789
                                                   ---------
EXPENSES:
  Professional                                        14,849
  Distribution and service--Service Class             12,029
  Offering                                             8,337
  Custodian                                            3,794
  Shareholder communication                            3,692
  Directors                                              973
  Miscellaneous                                        1,886
                                                   ---------
    Total expenses before reimbursement               45,560
  Expense reimbursement from Manager                 (21,008)
                                                   ---------
    Net expenses                                      24,552
                                                   ---------
Net investment income                                  2,237
                                                   ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on affiliated investment
  company transactions                               (80,336)
Net unrealized depreciation on investments           (55,611)
                                                   ---------
Net realized and unrealized loss on investments     (135,947)
                                                   ---------
Net decrease in net assets resulting from
  operations                                       $(133,710)
                                                   =========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD FEBRUARY 13, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JUNE 30, 2006 UNAUDITED

                                                        2006
INCREASE IN NET ASSETS:

Operations:
 Net investment income                           $     2,237
 Net realized loss on investments                    (80,336)
 Net unrealized depreciation on investments          (55,611)
                                                 -----------
 Net decrease in net assets resulting from
  operations                                        (133,710)
                                                 -----------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                                     680,622
   Service Class                                  30,505,784
                                                 -----------
                                                  31,186,406

Cost of shares redeemed:
   Initial Class                                      (2,945)
   Service Class                                  (1,509,443)
                                                 -----------
                                                  (1,512,388)
   Increase in net assets derived from capital
    share transactions                            29,674,018
                                                 -----------
   Net increase in net assets                     29,540,308

NET ASSETS:
Beginning of period                                       --
                                                 -----------
End of period                                    $29,540,308
                                                 ===========
Undistributed net investment income at end of
 period                                          $     2,237
                                                 ===========

 M-100 MainStay VP Conservative Allocation Portfolio            The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-101

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                            INITIAL CLASS          SERVICE CLASS
                                            -------------          -------------
                                            FEBRUARY 13,           FEBRUARY 13,
                                               2006(A)                2006(A)
                                               THROUGH                THROUGH
                                              JUNE 30,               JUNE 30,
                                                2006*                  2006*
Net asset value at beginning of period         $10.00                 $ 10.00
                                            -------------          -------------
Net investment income                            0.01                    0.00 (b)
Net realized and unrealized gain on
  investments                                    0.01 (c)                0.01 (c)
                                            -------------          -------------
Total from investment operations                 0.02                    0.01
                                            -------------          -------------
Net asset value at end of period               $10.02                 $ 10.01
                                            =============          =============
Total investment return                          0.23%(d)                0.15%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          0.30%+                  0.05%+
  Net expenses                                   0.25%+                  0.50%+
  Expenses (before reimbursement)                0.67%+                  0.92%+
Portfolio turnover rate                            11%                     11%
Net assets at end of period (in 000's)         $  677                 $28,863

(a)  Commencement of operations.
(b)  Less than one cent per share.
(c)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized loss on investments due to the timing of purchases and redemptions of
     Portfolio shares in relation to fluctuating market values of the investments of the
     Portfolio during the period.
(d)  Total return is not annualized.
+    Annualized.
*    Unaudited.

 M-102 MainStay VP Conservative Allocation Portfolio            The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE    FIVE      SINCE
TOTAL RETURNS              MONTHS   YEAR    YEARS   INCEPTION
-------------------------------------------------------------
After Portfolio operating
  expenses                  3.69%   10.62%  5.13%     8.33%

(PERFORMANCE GRAPH)

                                                                  MAINSTAY VP CONVERTIBLE        MERRILL LYNCH ALL US CONVERTIBLE
                                                                         PORTFOLIO                            INDEX
                                                                  -----------------------        --------------------------------
10/01/96                                                                   10000                              10000
                                                                           11018                              11395
                                                                           12986                              13383
                                                                           14862                              15313
                                                                           18855                              19136
                                                                           16995                              16667
                                                                           15577                              14860
                                                                           16662                              16925
                                                                           18740                              19559
                                                                           19725                              19971
6/30/06                                                                    21820                              21843

SERVICE CLASS(1)                                                   AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE    FIVE      SINCE
TOTAL RETURNS              MONTHS   YEAR    YEARS   INCEPTION
-------------------------------------------------------------
After Portfolio operating
  expenses                  3.57%   10.34%  4.87%     8.07%

(PERFORMANCE GRAPH)

                                                                  MAINSTAY VP CONVERTIBLE        MERRILL LYNCH ALL US CONVERTIBLE
                                                                        PORTFOLIO                             INDEX
                                                                  -----------------------        --------------------------------
10/01/96                                                                   10000                              10000
                                                                           10998                              11395
                                                                           12930                              13383
                                                                           14762                              15313
                                                                           18688                              19136
                                                                           16805                              16667
                                                                           15366                              14860
                                                                           16397                              16925
                                                                           18397                              19559
                                                                           19316                              19971
6/30/06                                                                    21313                              21843

                                                            SIX     ONE    FIVE      SINCE
BENCHMARK PERFORMANCE                                      MONTHS   YEAR   YEARS   INCEPTION
---------------------------------------------------------------------------------------------

Merrill Lynch All US Convertible Securities Index*          4.54%   9.37%  5.56%     8.34%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (10/1/96) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-103

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CONVERTIBLE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2006 to June 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2006, through June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/06            6/30/06           PERIOD(1)           6/30/06            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,037.00            $3.13            $1,021.90             $3.11
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,035.75            $4.39            $1,020.65             $4.36
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.62% for Initial Class, 0.87% for Service Class) multiplied by the average account value over the period, divided by 365, and multiplied by 181 (to reflect the one-half year period).

 M-104   MainStay VP Convertible Portfolio

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                       (PORTFOLIO COMPOSITION PIE CHART)

73.3%           Convertible Bonds
14.8            Short-Term Investments (collateral from securities lending is 10.9%)
11.8            Convertible Preferred Stocks
 8.9            Common Stocks
 1.1            Investment Company
-9.9            Liabilities in Excess of Cash and Other Assets

See Portfolio of Investments on page M-108 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Hilton Hotels Corp., 3.375%, due 4/15/23
 2.  Schlumberger, Ltd., Series A, 1.50%, due 6/1/23
 3.  Walt Disney Co. (The), 2.125%, due 4/15/23
 4.  Merrill Lynch & Co., Inc. (zero coupon), due
     3/13/32
 5.  Chesapeake Energy Corp., 4.50%
 6.  Lehman Brothers Holdings, Inc., Series WFMI
     (Whole Foods Market, Inc.), 1.25%, due 8/5/12
 7.  Pride International, Inc., 3.25%, due 5/1/33
 8.  NII Holdings, Inc., 2.75%, due 8/15/25
 9.  Diamond Offshore Drilling, Inc., 1.50%, due
     4/15/31
10. American Express Co., 1.85%, due 12/1/33 (zero coupon), beginning 12/1/06

                                                 www.mainstayfunds.com     M-105

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Edward Silverstein and Edmund C. Spelman of MacKay Shields LLC.

HOW DID MAINSTAY VP CONVERTIBLE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED JUNE 30, 2006?

For the six months ended June 30, 2006, MainStay VP Convertible Portfolio returned 3.69% for Initial Class shares and 3.57% for Service Class shares. Both share classes outperformed the 3.49% return of the average Lipper* Convertible Securities Portfolio over the same period. Both share classes underperformed the 4.54% return of the Merrill Lynch All Convertible Securities Index,* the Portfolio's broad-based securities-market index, for the six months ended June 30, 2006.

WHAT FACTORS ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE?

The Portfolio underperformed the Merrill Lynch All Convertible Securities Index* largely because we underweighted General Motors, whose convertible preferred stock forms a substantial portion of the Index. Although General Motors' common and preferred shares rose sharply during the reporting period, we felt that the Portfolio's positioning was prudent in light of the automobile industry's well-publicized operational and financial difficulties.

WHICH MARKET SEGMENTS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

During the first half of 2006, high energy prices helped make oil services and equipment the Portfolio's best-performing segment. Telecommunications was the second-best-performing segment, largely as a result of advances at NII Holdings. Lodging was the Portfolio's third-strongest performer. The Portfolio's sole lodging position, which was in the convertible bonds of Hilton Hotels, rose sharply following the company's merger with Hilton International. Strong industry fundamentals, higher room rates, and renewed business and leisure travel contributed to the gains.

WHICH SEGMENTS UNDERPERFORMED DURING THE REPORTING PERIOD?

Pharmaceutical/biotechnology was the worst performing segment for the Portfolio during the reporting period. Portfolio holdings in Teva Pharmaceutical, Genzyme, Genentech, and Amgen all detracted from performance. The second-worst-performing segment in the Portfolio was consumer staples, which felt the weight of our synthetic convertible bonds--convertible into common stock of Whole Foods Market. Shares of Whole Foods Market declined despite fourth-quarter earnings that were in line with estimates. The Portfolio's third-worst-performing segment was technology. Although the Portfolio remains underweighted in the sector, poor common-stock performance at Microsoft and weakness in the convertible bonds of Intel hurt the Portfolio's results.

WHICH INDIVIDUAL HOLDINGS WERE THE STRONGEST PERFORMERS DURING THE REPORTING PERIOD AND WHICH ONES WERE THE WEAKEST PERFORMERS?

The three strongest performers in the Portfolio were Schlumberger, Halliburton, and NII Holdings (Nextel International). NII Holdings' common stock and convertible bonds rose during the reporting period after the company reported substantial growth in its number of wireless subscribers in Latin America.

The three weakest holdings for the first half of 2006 were Teva Pharmaceutical, Whole Foods Market, and Sirius Satellite. Teva Pharmaceutical's common stock and convertible bonds declined after Merck announced that it would undercut Teva Pharmaceutical's generic pricing on the multibillion dollar drug, Zocor, which went off patent at the end of June. Whole Foods Markets' stock and convertible bonds fell after the company announced earnings that were slightly below optimistic expectations. Sirius Satellite's convertible bonds and common stock both declined despite faster-than-anticipated subscriber growth. Concerns about the high cost of acquiring


Issuers of convertible securities may not be as financially strong as those issuing securities with higher credit ratings and may be more vulnerable to changes in the economy. If an issuer stops making interest payments, principal payments, or both on its convertible securities, these securities may become worthless and the Portfolio could lose its entire investment in them. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-106   MainStay VP Convertible Portfolio
subscribers, talent, and programming hurt the company's common stock and its convertible bonds.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PUR-
CHASES OR SALES DURING THE REPORTING PERIOD?

The Portfolio purchased the convertible preferred shares of independent power producer NRG Energy. The company is expected to generate substantial free cash flow beginning in 2007, and the shares appeared to be undervalued. We also added to the Portfolio's position in Disney convertible bonds to benefit from a resurgence in leisure travel.

During the reporting period, the Portfolio sold its position in Tyco convertible bonds, which suffered from earnings disappointments and possible competitive vulnerabilities. We reduced the Portfolio's position in St. Jude Medical's convertible bonds on disappointing earnings and slowing sales of implantable cardiac devices.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S WEIGHTINGS DURING THE REPORTING PERIOD?

Yes, we decreased the Portfolio's energy weighting to maintain appropriate Portfolio diversification. We sold Aon Corp, US Bancorp, and Sallie Mae convertible bonds and preferred shares, which reduced the Portfolios weighting in financials. Also, we increased the Portfolio's weighting in utilities with the purchase of NRG Energy's convertible preferred shares. Weightings in other sectors did not undergo material changes.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

At the end of June 2006, the Portfolio held a significantly overweighted position relative to the Merrill Lynch All Convertible Securities Index* in energy and consumer staples, and a significantly underweighted position in technology. Consumer discretionary, health care, industrials, materials, and telecommunication services were slightly underweighted, while financials, and utilities were slightly overweighted. Other sectors in the Portfolio did not deviate materially from the benchmark.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change.
There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                 www.mainstayfunds.com     M-107

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED

                                                    PRINCIPAL
                                                      AMOUNT            VALUE
CONVERTIBLE SECURITIES (85.1%)+
CONVERTIBLE BONDS (73.3%)
-----------------------------------------------------------------------------
ADVERTISING (0.7%)
Interpublic Group of Cos., Inc.
  4.50%, due 3/15/23                                $2,655,000   $  2,625,131
                                                                 ------------

AEROSPACE & DEFENSE (1.2%)
L-3 Communications Corp.
  3.00%, due 8/1/35 (a)                              4,360,000      4,272,800
                                                                 ------------
AIRLINES (0.6%)
AMR Corp.
  4.50%, due 2/15/24                                 1,575,000      2,112,469
                                                                 ------------

AUTO PARTS & EQUIPMENT (0.3%)
ArvinMeritor, Inc.
  4.625%, due 3/1/26
  (zero coupon),
  beginning 3/1/16 (a)                               1,190,000      1,262,887
                                                                 ------------

BANKS (1.1%)
US Bancorp
  3.84%, due 12/11/35 (b)(c)                         3,900,000      3,875,625
                                                                 ------------
BIOTECHNOLOGY (4.2%)
Amgen, Inc.
  0.125%, due 2/1/11 (a)                             6,610,000      6,213,400
Citigroup Funding, Inc. (Genentech, Inc.)
  0.50%, due 2/3/11 (d)                              3,720,000      3,403,800
Genzyme Corp.
  1.25%, due 12/1/23 (a)                             1,800,000      1,878,750
  1.25%, due 12/1/23                                 3,715,000      3,877,531
                                                                 ------------
                                                                   15,373,481
                                                                 ------------
COMPUTERS (3.3%)
Credit Suisse USA, Inc.
  (Hewlett-Packard Co.)
  1.00%, due 3/23/11 (d)                             7,360,000      7,148,768
Mentor Graphics Corp.
  6.25%, due 3/1/26 (a)                              2,385,000      2,611,575
SanDisk Corp.
  1.00%, due 5/15/13                                 2,410,000      2,138,875
                                                                 ------------
                                                                   11,899,218
                                                                 ------------
DISTRIBUTION & WHOLESALE (3.8%)
Costco Wholesale Corp.
  (zero coupon), due 8/19/17 (c)                     6,440,000      8,396,150
WESCO International, Inc.
  2.625%, due 10/15/25 (a)                           3,005,000      5,326,362
                                                                 ------------
                                                                   13,722,512
                                                                 ------------

                                                    PRINCIPAL
                                                      AMOUNT            VALUE
DIVERSIFIED FINANCIAL SERVICES (7.5%)
Affiliated Managers Group, Inc.
  (zero coupon), due 5/7/21                         $2,750,000   $  4,166,250
V  American Express Co.
  1.85%, due 12/1/33
  (zero coupon), beginning 12/1/06                   8,195,000      8,430,606
V  Merrill Lynch & Co., Inc.
  (zero coupon), due 3/13/32                        10,275,000     11,199,750
SLM Corp.
  5.05%, due 7/25/35 (b)                             3,365,000      3,395,655
                                                                 ------------
                                                                   27,192,261
                                                                 ------------
ELECTRIC (0.6%)
PG&E Corp.
  9.50%, due 6/30/10                                   725,000      2,070,781
                                                                 ------------

ELECTRONICS (4.1%)
Fei Co.
  2.875%, due 6/1/13 (a)                             1,950,000      2,013,375
Fisher Scientific International, Inc.
  2.50%, due 10/1/23                                 2,760,000      4,485,000
  3.25%, due 3/1/24 (c)                              5,515,000      6,163,012
Flextronics International, Ltd.
  1.00%, due 8/1/10 (c)                              2,595,000      2,426,325
                                                                 ------------
                                                                   15,087,712
                                                                 ------------
ENVIRONMENTAL CONTROL (0.9%)
Waste Connections, Inc.
  3.75%, due 4/1/26 (a)                              1,790,000      1,731,825
  3.75%, due 4/1/26                                  1,685,000      1,630,238
                                                                 ------------
                                                                    3,362,063
                                                                 ------------
FOOD (2.8%)
V  Lehman Brothers Holdings, Inc.
  Series WFMI (Whole Foods Market, Inc.)
  1.25%, due 8/5/12 (d)                             10,800,000     10,293,480
                                                                 ------------

HEALTH CARE-PRODUCTS (2.5%)
Henry Schein, Inc.
  3.00%, due 8/15/34                                 2,785,000      3,293,263
Medtronic, Inc.
  1.625%, due 4/15/13 (a)                            5,960,000      5,699,250
                                                                 ------------
                                                                    8,992,513
                                                                 ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 M-108 MainStay VP Convertible Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                    PRINCIPAL
                                                      AMOUNT            VALUE
CONVERTIBLE BONDS (CONTINUED)
-----------------------------------------------------------------------------
HEALTH CARE-SERVICES (0.9%)
Health Management Associates, Inc.
  1.50%, due 8/1/23                                 $3,340,000   $  3,385,925
                                                                 ------------

HOUSEHOLD PRODUCTS & WARES (1.0%)
Church & Dwight Co., Inc.
  5.25%, due 8/15/33                                 2,980,000      3,769,700
                                                                 ------------
INTERNET (2.5%)
Amazon.com, Inc.
  4.75%, due 2/1/09                                  3,640,000      3,508,050
At Home Corp.
  4.75%, due 12/15/06 (e)(f)(g)                      2,335,418            234
Yahoo!, Inc.
  (zero coupon), due 4/1/08                          3,385,000      5,534,475
                                                                 ------------
                                                                    9,042,759
                                                                 ------------
LODGING (3.3%)
V  Hilton Hotels Corp.
  3.375%, due 4/15/23                                9,080,000     11,962,900
                                                                 ------------
MEDIA (6.2%)
Liberty Media Corp.
  0.75%, due 3/30/23 (a)                             1,040,000      1,108,900
  0.75%, due 3/30/23                                 2,085,000      2,223,131
  3.50%, due 1/15/31                                 6,120,000      5,836,950
Sirius Satellite Radio, Inc.
  2.50%, due 2/15/09 (c)                             1,615,000      1,998,563
V  Walt Disney Co. (The)
  2.125%, due 4/15/23                               10,245,000     11,333,531
                                                                 ------------
                                                                   22,501,075
                                                                 ------------
MINING (0.8%)
Century Aluminum Co.
  1.75%, due 8/1/24                                  1,080,000      1,462,050
Coeur d'Alene Mines Corp.
  1.25%, due 1/15/24                                 1,480,000      1,354,200
                                                                 ------------
                                                                    2,816,250
                                                                 ------------
OIL & GAS (6.3%)
Devon Energy Corp.
  4.90%, due 8/15/08                                 3,180,000      3,875,625
V  Diamond Offshore Drilling, Inc.
  1.50%, due 4/15/31                                 4,995,000      8,660,081
V  Pride International, Inc.
  3.25%, due 5/1/33                                  7,600,000     10,222,000
                                                                 ------------
                                                                   22,757,706
                                                                 ------------

                                                    PRINCIPAL
                                                      AMOUNT            VALUE
OIL & GAS SERVICES (7.2%)
Cooper Cameron Corp.
  1.50%, due 5/15/24                                $5,510,000   $  8,161,688
Halliburton Co.
  3.125%, due 7/15/23 (a)                            1,635,000      3,286,350
  3.125%, due 7/15/23                                1,775,000      3,567,750
V  Schlumberger, Ltd.
  Series A
  1.50%, due 6/1/23                                  6,235,000     11,347,700
                                                                 ------------
                                                                   26,363,488
                                                                 ------------
PHARMACEUTICALS (5.4%)
ALZA Corp.
  (zero coupon), due 7/28/20 (c)                     5,525,000      4,571,938
Teva Pharmaceutical Finance Co. B.V.
  0.375%, due 11/15/22                               2,615,000      3,850,588
  Series D
  1.75%, due 2/1/26                                  3,335,000      3,055,694
Teva Pharmaceutical Finance LLC
  0.25%, due 2/1/24                                  2,630,000      2,735,200
Wyeth
  5.109%, due 1/15/24 (b)                            5,140,000      5,376,440
                                                                 ------------
                                                                   19,589,860
                                                                 ------------
SEMICONDUCTORS (1.9%)
Intel Corp.
  2.95%, due 12/15/35 (a)                            3,655,000      3,093,044
Lehman Brothers Holdings, Inc.
  0.25%, due 6/23/11 (h)                             3,705,000      3,669,062
                                                                 ------------
                                                                    6,762,106
                                                                 ------------
TELECOMMUNICATIONS (4.2%)
AudioCodes, Ltd.
  2.00%, due 11/9/24 (a)                               905,000        806,581
  2.00%, due 11/9/24 (c)                             2,040,000      1,818,150
Comverse Technology, Inc.
  (zero coupon), due 5/15/23                           725,000        878,156
V  NII Holdings, Inc.
  2.75%, due 8/15/25 (a)                             7,335,000      9,755,550
Time Warner Telecom, Inc.
  2.375%, due 4/1/26                                 2,135,000      2,217,731
                                                                 ------------
                                                                   15,476,168
                                                                 ------------
Total Convertible Bonds
  (Cost $247,878,715)                                             266,570,870
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
CONVERTIBLE PREFERRED STOCKS (11.8%)
-----------------------------------------------------------------------------
AIRLINES (0.3%)
Continental Airlines Finance Trust II
  6.00% (i)                                             32,800   $  1,156,200
                                                                 ------------
AUTO MANUFACTURERS (1.1%)
Ford Motor Co. Capital Trust II
  6.50%                                                 74,100      2,059,980
General Motors Corp.
  Series B 5.25%                                       101,200      1,896,943
                                                                 ------------
                                                                    3,956,923
                                                                 ------------
CHEMICALS (1.3%)
Celanese Corp.
  4.25%                                                154,600      4,608,626
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (0.8%)
Citigroup Funding, Inc.
  5.02% (j)                                             92,200      3,033,380
                                                                 ------------

ELECTRIC (1.5%)
NRG Energy, Inc.
  5.75%                                                 21,700      5,357,188
                                                                 ------------

INSURANCE (2.4%)
Hartford Financial Services Group, Inc.
  7.00% (k)                                             51,900      3,895,095
MetLife, Inc.
  6.375% (i)                                           172,000      4,742,040
                                                                 ------------
                                                                    8,637,135
                                                                 ------------
MINING (0.6%)
Freeport-McMoran Copper & Gold, Inc.
  5.50%                                                  1,775      2,224,297
                                                                 ------------

OIL & GAS (3.0%)
V  Chesapeake Energy Corp.
  4.50% (c)                                            118,300     11,056,318
                                                                 ------------

TELECOMMUNICATIONS (0.8%)
Lucent Technologies Capital Trust I
  7.75% (i)                                              2,775      2,799,281
                                                                 ------------
Total Convertible Preferred Stocks
  (Cost $44,534,528)                                               42,829,348
                                                                 ------------
Total Convertible Securities
  (Cost $292,413,243)                                             309,400,218
                                                                 ------------


                                                        SHARES          VALUE
COMMON STOCKS (8.9%)
-----------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.4%)
Citigroup, Inc.                                         27,974   $  1,349,466
                                                                 ------------

ELECTRIC (0.6%)
AES Corp. (The) (i)                                    125,200      2,309,940
                                                                 ------------

ENGINEERING & CONSTRUCTION (0.8%)
McDermott International, Inc. (i)                       61,950      2,816,866
                                                                 ------------

HOTELS, RESTAURANTS & LEISURE (0.0%) ++
FHC Delaware, Inc. (g)(i)                                6,624             66
                                                                 ------------

IRON & STEEL (0.2%)
Allegheny Technologies, Inc. (c)                        12,600        872,424
                                                                 ------------

MEDIA (0.4%)
Sirius Satellite Radio, Inc. (c)(i)                    298,200      1,416,450
                                                                 ------------

OIL & GAS (0.3%)
Rowan Cos., Inc.                                        36,300      1,291,917
                                                                 ------------

OIL & GAS SERVICES (3.7%)
BJ Services Co.                                         75,100      2,798,226
Input/Output, Inc. (c)(i)                               50,800        480,060
Smith International, Inc. (c)                           37,400      1,663,178
Tidewater, Inc.                                         59,300      2,917,560
Warrior Energy Service Corp. (i)                         2,100         51,093
Weatherford International, Ltd. (i)                    110,466      5,481,323
                                                                 ------------
                                                                   13,391,440
                                                                 ------------
RETAIL (0.3%)
World Fuel Services Corp.                               21,000        959,490
                                                                 ------------

SOFTWARE (2.2%)
Microsoft Corp.                                        338,800      7,894,040
                                                                 ------------
Total Common Stocks
  (Cost $28,698,379)                                               32,302,099
                                                                 ------------
INVESTMENT COMPANY (1.1%)
-----------------------------------------------------------------------------
S&P 500 Index--SPDR Trust Series 1 (c)(l)               32,100      4,080,231
                                                                 ------------
Total Investment Company
  (Cost $3,387,350)                                                 4,080,231
                                                                 ------------

 M-110 MainStay VP Convertible Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (14.8%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (7.3%)
American General Finance Corp.
  5.25%, due 7/18/06                                $4,880,000   $  4,867,902
Barton Capital LLC
  5.272%, due 7/21/06 (m)                              567,856        567,856
Clipper Receivables Corp.
  5.094%, due 7/5/06 (m)                               567,856        567,856
Compass Securitization Corp.
  5.331%, due 7/24/06 (m)                              840,477        840,477
Fairway Finance Corp.
  5.268%, due 7/6/06 (m)                               851,785        851,785
Falcon Asset Securitization Corp.
  5.099%, due 7/6/06 (m)                               851,785        851,785
Grampian Funding LLC
  5.266%, due 7/13/06 (m)                              851,785        851,785
Kitty Hawk Funding Corp.
  5.161%, due 7/10/06 (m)                              851,785        851,785
Liberty Street Funding Corp.
  5.082%, due 7/3/06 (m)                               851,785        851,785
  5.239%, due 7/24/06 (m)                            1,419,641      1,419,641
Morgan Stanley
  5.27%, due 7/17/06                                 4,500,000      4,489,460
Ranger Funding LLC
  5.265%, due 8/1/06 (m)                               832,810        832,810
Sheffield Receivables Corp.
  5.252%, due 7/18/06 (m)                              851,785        851,785
  5.31%, due 7/11/06 (m)                               851,785        851,785
Silver Tower U.S. Funding
  5.335%, due 7/31/06 (m)                              965,356        965,356
Societe Generale North America, Inc.
  5.28%, due 7/3/06                                  4,680,000      4,678,627
Yorktown Capital LLC
  5.272%, due 7/20/06 (m)                            1,130,034      1,130,034
                                                                 ------------
Total Commercial Paper
  (Cost $26,322,514)                                               26,322,514
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (1.4%)
BGI Institutional Money Market Fund (m)              5,131,110      5,131,110
                                                                 ------------
Total Investment Company
  (Cost $5,131,110)                                                 5,131,110
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE
REPURCHASE AGREEMENT (0.3%)
Morgan Stanley & Co.
  5.42%, dated 6/30/06
  due 7/3/06
  Proceeds at Maturity $1,079,414 (Collateralized
  by various bonds with a Principal Amount of
  $1,269,225 and a Market Value of $1,110,996) (m)  $1,078,927   $  1,078,927
                                                                 ------------
Total Repurchase Agreement
  (Cost $1,078,927)                                                 1,078,927
                                                                 ------------
TIME DEPOSITS (5.8%)
Bank of America Corp.
  5.27%, due 7/25/06 (b)(m)                          2,271,425      2,271,425
Calyon
  5.265%, due 8/2/06 (m)                             1,987,497      1,987,497
Credit Suisse First Boston Corp.
  5.305%, due 7/27/06 (m)                            1,987,497      1,987,497
Fortis Bank
  5.26%, due 7/7/06 (m)                              1,987,497      1,987,497
Skandinaviska Enskilda
  Banken AB
  5.08%, due 7/5/06 (m)                              2,555,354      2,555,354
Societe Generale North
  America, Inc.
  5.313%, due 7/3/06 (m)                             5,035,219      5,035,219
Toronto Dominion Bank
  5.30%, due 7/26/06 (m)                             2,271,425      2,271,425
UBS AG
  5.10%, due 7/7/06 (m)                              1,135,713      1,135,713
Wells Fargo Bank N.A.
  5.22%, due 7/6/06 (m)                              1,987,497      1,987,497
                                                                 ------------
Total Time Deposits
  (Cost $21,219,124)                                               21,219,124
                                                                 ------------
Total Short-Term Investments
  (Cost $53,751,675)                                               53,751,675
                                                                 ------------
Total Investments
  (Cost $378,250,647) (n)                                109.9%   399,534,223(o)
Liabilities in Excess of
  Cash and Other Assets                                   (9.9)   (35,919,921)
                                                    ----------   ------------
Net Assets                                               100.0%  $363,614,302
                                                    ==========   ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

++   Less than one tenth of a percent.
(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at June 30, 2006.
(c)  Represents security, or a portion thereof, which is out on loan.
(d)  Synthetic Convertible--An equity-linked security issued by an entity other than the issuer of the underlying equity instrument.
(e)  Issue in default.
(f)  Issuer in bankruptcy.
(g)  Fair valued security. The total market value of these securities at June
     30, 2006 is $300, which reflects 0.0% of the Portfolio's net assets.
(h)  Synthetic Convertible--An equity-linked security issued by an entity other than the issuer of the underlying equity instrument. The underlying equity investment represents a basket of securities comprised of Analog Devices,
     Inc., Applied Materials, Inc., Broadcom Corp., Intel Corp., Linear
     Technology Corp., Marvell Technology, Maxim Integrated, Motorola, Inc.,
     STMicroelectronics N.V. and Texas Instruments, Inc.
(i)  Non-income producing security.
(j)  Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par.
(k)  Equity Units--each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $50.00 by August 16, 2006.
(l)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(m)  Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(n)  The cost for federal income tax purposes is $379,761,348.
(o)  At June 30, 2006 net unrealized appreciation was $19,772,875, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $33,177,491 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $13,404,616.

 M-112 MainStay VP Convertible Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost
  $378,250,647) including $38,590,161 market
  value of securities loaned                    $399,534,223
Cash                                                   4,537
Receivables:
  Investment securities sold                       2,705,784
  Dividends and interest                           1,479,548
  Fund shares sold                                    51,698
Other assets                                          12,870
                                                -------------
    Total assets                                 403,788,660
                                                -------------

LIABILITIES:
Securities lending collateral                     39,715,686
Payables:
  Fund shares redeemed                               175,558
  Adviser                                            106,061
  Shareholder communication                           59,449
  Administrator                                       58,923
  Professional                                        26,711
  NYLIFE Distributors                                 22,067
  Custodian                                            4,312
Accrued expenses                                       5,591
                                                -------------
    Total liabilities                             40,174,358
                                                -------------
Net assets                                      $363,614,302
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    206,422
  Service Class                                       90,478
Additional paid-in capital                       328,940,612
Accumulated undistributed net investment
  income                                          11,211,016
Accumulated undistributed net realized gain on
  investments                                      1,882,198
Net unrealized appreciation on investments        21,283,576
                                                -------------
Net assets                                      $363,614,302
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $253,089,029
                                                =============
Shares of capital stock outstanding               20,642,150
                                                =============
Net asset value per share outstanding           $      12.26
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $110,525,273
                                                =============
Shares of capital stock outstanding                9,047,765
                                                =============
Net asset value per share outstanding           $      12.22
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 2,826,297
  Dividends                                        1,553,106
  Income from securities loaned--net                  58,190
                                                 ------------
    Total income                                   4,437,593
                                                 ------------
EXPENSES:
  Advisory                                           658,270
  Administration                                     365,705
  Distribution and service--Service Class            130,723
  Professional                                        52,708
  Shareholder communication                           38,522
  Directors                                            9,045
  Custodian                                            8,667
  Miscellaneous                                        5,424
                                                 ------------
    Total expenses                                 1,269,064
                                                 ------------
Net investment income                              3,168,529
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   9,273,463
Net change in unrealized appreciation on
  investments                                        782,203
                                                 ------------
Net realized and unrealized gain on investments   10,055,666
                                                 ------------
Net increase in net assets resulting from
  operations                                     $13,224,195
                                                 ============

 M-114 MainStay VP Convertible Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2005

                                             2006           2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income               $  3,168,529   $  6,460,084
 Net realized gain on investments       9,273,463     21,206,968
 Net change in unrealized
  appreciation on investments             782,203     (5,633,150)
                                     ---------------------------
 Net increase in net assets
  resulting from operations            13,224,195     22,033,902
                                     ---------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                               --     (3,943,479)
   Service Class                               --     (1,299,254)
                                     ---------------------------
 Total dividends to shareholders               --     (5,242,733)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        3,826,437      6,521,145
   Service Class                       13,062,833     23,954,515
 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Initial Class                               --      3,943,479
   Service Class                               --      1,299,254
                                     ---------------------------
                                       16,889,270     35,718,393
 Cost of shares redeemed:
   Initial Class                      (22,824,623)   (52,462,180)
   Service Class                       (3,812,172)    (7,956,264)
                                     ---------------------------
                                      (26,636,795)   (60,418,444)
    Decrease in net assets derived
     from capital share
     transactions                      (9,747,525)   (24,700,051)
                                     ---------------------------
    Net increase (decrease) in net
     assets                             3,476,670     (7,908,882)

NET ASSETS:
Beginning of period                   360,137,632    368,046,514
                                     ---------------------------
End of period                        $363,614,302   $360,137,632
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $ 11,211,016   $  8,042,487
                                     ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                             INITIAL CLASS
                                            --------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                           YEAR ENDED DECEMBER 31,
                                              2006*           2005          2004          2003          2002          2001
Net asset value at beginning of period       $  11.82       $  11.26      $  10.82      $   9.04      $  10.11      $  10.71
                                            ----------      --------      --------      --------      --------      --------
Net investment income                            0.11(b)        0.21(b)       0.21          0.27(b)       0.28          0.36
Net realized and unrealized gain (loss) on
  investments                                    0.33           0.53          0.45          1.74         (1.08)        (0.58)
                                            ----------      --------      --------      --------      --------      --------
Total from investment operations                 0.44           0.74          0.66          2.01         (0.80)        (0.22)
                                            ----------      --------      --------      --------      --------      --------
Less dividends:
  From net investment income                       --          (0.18)        (0.22)        (0.23)        (0.27)        (0.38)
                                            ----------      --------      --------      --------      --------      --------
Net asset value at end of period             $  12.26       $  11.82      $  11.26      $  10.82      $   9.04      $  10.11
                                            ==========      ========      ========      ========      ========      ========
Total investment return                          3.69%(c)       6.59%(d)      6.11%        22.23%        (7.91%)       (2.18%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          1.80%+         1.87%         1.94%         2.71%         2.97%         3.86%
  Net expenses                                   0.62%+         0.53%         0.66%         0.67%         0.67%         0.67%
  Expenses (before reimbursement)                0.62%+         0.62%         0.66%         0.67%         0.67%         0.67%
Portfolio turnover rate                            46%           100%          108%           76%           95%          171%
Net assets at end of period (in 000's)       $253,089       $262,352      $291,995      $292,043      $204,263      $202,564

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     6.50% and 6.24% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(e)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.
*    Unaudited.

 M-116 MainStay VP Convertible Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                              SERVICE CLASS
-------------------------------------------------------------------------
    SIX MONTHS                                            JUNE 5, 2003(A)
      ENDED                                                   THROUGH
     JUNE 30,           YEAR ENDED DECEMBER 31,            DECEMBER 31,
      2006*              2005             2004                 2003
     $  11.80           $ 11.24          $ 10.81              $  9.95
    ----------          -------          -------          ---------------
         0.09(b)           0.19(b)          0.20                 0.14(b)
         0.33              0.53             0.43                 0.94
    ----------          -------          -------          ---------------
         0.42              0.72             0.63                 1.08
    ----------          -------          -------          ---------------
           --             (0.16)           (0.20)               (0.22)
    ----------          -------          -------          ---------------
     $  12.22           $ 11.80          $ 11.24              $ 10.81
    ==========          =======          =======          ===============
         3.57%(c)          6.32%(d)         5.85%               10.84%(c)
         1.55%+            1.62%            1.69%                2.46%+(e)
         0.87%+            0.78%            0.91%                0.92%+
         0.87%+            0.87%            0.91%                0.92%+
           46%              100%             108%                  76%
     $110,525           $97,786          $76,052              $23,672

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP DEVELOPING GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE    FIVE      SINCE
TOTAL RETURNS              MONTHS   YEAR    YEARS   INCEPTION
-------------------------------------------------------------
After Portfolio operating
  expenses                  8.79%   22.17%  4.20%     1.82%

(Performance Graph)

                                                 MAINSTAY VP DEVELOPING                                  RUSSELL 2000 GROWTH
                                                    GROWTH PORTFOLIO            S&P 500 INDEX                     INDEX
                                                 ----------------------         -------------            -------------------
5/1/98                                                    10000                       10000                       10000
                                                           9369                       10227                        9368
                                                          10533                       12555                       10145
                                                          10727                       13465                       13026
                                                           9430                       11468                        9986
                                                           8066                        9405                        7489
                                                           7575                        9429                        7540
                                                           9167                       11230                        9919
                                                           9483                       11941                       10344
6/30/06                                                   11586                       12971                       11853


SERVICE CLASS(1)                                                   AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE    FIVE      SINCE
TOTAL RETURNS              MONTHS   YEAR    YEARS   INCEPTION
-------------------------------------------------------------
After Portfolio operating
  expenses                  8.65%   21.83%  3.94%     1.56%

(Performance Graph)

                                                 MAINSTAY VP DEVELOPING      RUSSELL 2000 GROWTH
                                                   GROWTH PORTFOLIO                  INDEX                  S&P 500 INDEX
                                                 ----------------------      -------------------            --------------
5/1/98                                                    10000                       10000                       10000
                                                           9365                        9368                       10227
                                                          10503                       10145                       12555
                                                          10665                       13026                       13465
                                                           9352                        9986                       11468
                                                           7979                        7489                        9405
                                                           7475                        7540                        9429
                                                           9023                        9919                       11230
                                                           9312                       10344                       11941
6/30/06                                                   11344                       11853                       12971


                                                          SIX      ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS    INCEPTION
---------------------------------------------------------------------------------------------
Russell 2000(R) Growth Index*                             6.07%   14.58%   3.49%     2.10%
S&P 500(R) Index*                                         2.71     8.63    2.49      3.23

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (5/1/98) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-118   MainStay VP Developing Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP DEVELOPING GROWTH
PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2006, to June 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2006, through June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/06            6/30/06           PERIOD(1)           6/30/06            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,088.30            $4.97            $1,020.20             $4.81
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,087.05            $6.26            $1,018.95             $6.06
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.96% for Initial Class, 1.21% for Service Class) multiplied by the average account value over the period, divided by 365, and multiplied by 181 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-119

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                       (PORTFOLIO COMPOSITION PIE CHART)

 97.8%           Common Stocks
 17.2            Short-Term Investments (collateral from securities lending is 17.2%)
-15.0            Liabilities in Excess of Cash and Other Assets

See Portfolio of Investments on page M-123 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Daktronics, Inc.
 2.  FactSet Research Systems, Inc.
 3.  Healthways, Inc.
 4.  Morningstar, Inc.
 5.  WebEx Communications, Inc.
 6.  Nektar Therapeutics
 7.  Transaction Systems Architects, Inc.
 8.  United Natural Foods, Inc.
 9.  WellCare Health Plans, Inc.
10.  Redback Networks, Inc.

 M-120   MainStay VP Developing Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager F. Thomas O'Halloran, CFA, of Lord, Abbett & Co. LLC.

HOW DID MAINSTAY VP DEVELOPING GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED JUNE 30, 2006?

For the first six months of 2006, MainStay VP Developing Growth Portfolio returned 8.79% for Initial Class shares and 8.65% for Service Class shares. Both share classes outperformed the 5.26% return of the average Lipper* Variable Products Small-Cap Growth Portfolio over the same period. Both share classes also outperformed the 6.07% return of the Russell 2000(R) Growth Index,* the Portfolio's broad-based securities-market index, for the six months ended June 30, 2006.

WHAT ACCOUNTED FOR THE PORTFOLIO'S STRONG RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

During the first half of 2006, the Portfolio's strong performance relative to the Russell 2000(R) Growth Index* stemmed largely from stock selection in the financials and consumer discretionary sectors. Financial stocks were particularly strong on emerging-market exchanges.

WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE AND RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

During the first six months of 2006, the Portfolio's strongest-performing sectors relative to the Russell 2000(R) Growth Index* were financials and consumer discretionary. This was a result of strong consumer confidence, solid employment growth, and capital expenditures as the market continued to balance the effects of short-term interest-rate hikes, a slowdown in the housing market, and elevated oil prices.

On an absolute basis, the Portfolio's top-performing sector during the reporting period was energy. The sector benefited from increased demand for energy services and related equipment.

DURING THE REPORTING PERIOD, WHICH SECTORS DETRACTED FROM THE PORTFOLIO'S ABSOLUTE AND RELATIVE PERFORMANCE?

During the first half of 2006, the Portfolio's weakest-performing sectors relative to the Russell 2000(R) Growth Index* were industrials and materials. Commodity price volatility was largely to blame.

Relative to the Russell 2000(R) Growth Index,* the consumer staples sector underperformed during the reporting period, particularly in the beverages and food & staples retailing industries.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST PERFORMERS AND WHICH ONES WERE PARTICULARLY WEAK?

On an absolute basis, the Portfolio's top-performing stocks were biotechnology company Illumina, oil-field services company Tetra Technologies, and sports-apparel retailer Zumiez. All three stocks reported strong earnings that exceeded expectations during the reporting period.

On an absolute basis, the Portfolio's worst-performing holdings were drug-maker Pozen, technology holding Blue Coat Systems, and information and delivery systems company Traffic.com. All three stocks have been eliminated from the Portfolio.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Two significant purchases during the first half of 2006 were Healthways and Daktronics, both new positions in the Portfolio. These companies exhibited characteristics that the Portfolio looks for in its stock selection process, such as solid fundamentals, sustainable growth in revenues and earnings, and reasonable valuation support.

Significant sales during the reporting period included Intuitive Surgical and International Securities Exchange. The Portfolio took profits in both posi-

Because the Portfolio is actively managed, its holdings and the weightings of particular issuers or particular sectors as a percentage of Portfolio assets are subject to change. Sectors may include many industries. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-121
tions. During the first half of 2006, International Securities Exchange made the largest positive contribution to the Portfolio's performance relative to the Russell 2000(R) Growth Index.*

HOW DID THE PORTFOLIO'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the six months ended June 30, 2006, the Portfolio increased its health care weighting relative to the Russell 2000(R) Growth Index* from a slightly underweighted position to an overweighted position. Over the same period, we reduced the Portfolio's weighting in the consumer staples sector.

At the end of June 2006, the Portfolio's most significantly overweighted sectors relative to the Russell 2000(R) Growth Index* were information technology and health care. The Portfolio's most significantly underweighted positions relative to the Index were in the materials and industrials sectors. The underweighted position in industrials detracted from the Portfolio's performance during the reporting period.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Information provided in this report should not be considered a recommendation to purchase or sell securities.

 M-122   MainStay VP Developing Growth Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED


                                                      SHARES           VALUE
COMMON STOCKS (97.8%)+
----------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.2%)
BE Aerospace, Inc. (a)                                  17,700   $   404,622
Hexcel Corp. (a)(b)                                     22,700       356,617
                                                                 -----------
                                                                     761,239
                                                                 -----------
AUTO COMPONENTS (0.7%)
LKQ Corp. (a)                                           22,700       431,300
                                                                 -----------
BIOTECHNOLOGY (3.1%)
Alkermes, Inc. (a)                                      23,900       452,188
BioMarin Pharmaceuticals, Inc. (a)                      33,300       478,521
Cubist Pharmaceuticals, Inc. (a)                        24,100       606,838
Myriad Genetics, Inc. (a)                               17,900       451,975
                                                                 -----------
                                                                   1,989,522
                                                                 -----------
CAPITAL MARKETS (2.8%)
Calamos Asset Management, Inc. Class A                  13,800       400,062
Jefferies Group, Inc.                                   11,600       343,708
optionsXpress Holdings, Inc.                            11,200       261,072
Penson Worldwide, Inc. (a)                              26,100       449,181
Thomas Weisel Partners Group, Inc. (a)                  18,300       347,883
                                                                 -----------
                                                                   1,801,906
                                                                 -----------
COMMERCIAL BANKS (4.8%)
First Republic Bank                                     12,500       572,500
Hancock Holding Co.                                     10,185       570,360
PrivateBancorp, Inc. (b)                                11,400       472,074
Prosperity Bancshares, Inc.                              8,500       279,565
SVB Financial Group (a)                                 10,000       454,600
United Community Banks, Inc. (b)                        11,200       340,928
Western Alliance Bancorp (a)                            12,400       431,272
                                                                 -----------
                                                                   3,121,299
                                                                 -----------
COMMERCIAL SERVICES & SUPPLIES (3.9%)
Administaff, Inc.                                       10,400       372,424
Corporate Executive Board Co. (The)                      6,100       611,220
CoStar Group, Inc. (a)(b)                                8,600       514,538
CRA International, Inc. (a)                             12,900       582,306
FTI Consulting, Inc. (a)                                16,900       452,413
                                                                 -----------
                                                                   2,532,901
                                                                 -----------
COMMUNICATIONS EQUIPMENT (2.7%)
Exfo Electro Optical Engineering, Inc. (a)              65,730       404,897
Finisar Corp. (a)                                       60,700       198,489
Foundry Networks, Inc. (a)                              32,600       347,516
V  Redback Networks, Inc. (a)                           42,400       777,616
                                                                 -----------
                                                                   1,728,518
                                                                 -----------


                                                      SHARES           VALUE
COMPUTERS & PERIPHERALS (1.4%)
Rackable Systems, Inc. (a)                              15,200   $   600,248
Xyratex, Ltd. (a)                                       10,700       283,015
                                                                 -----------
                                                                     883,263
                                                                 -----------

CONSUMER FINANCE (0.8%)
First Cash Financial Services, Inc. (a)                 27,700       547,075
                                                                 -----------

DIVERSIFIED CONSUMER SERVICES (1.1%)
Strayer Education, Inc.                                  7,600       738,112
                                                                 -----------
DIVERSIFIED FINANCIAL SERVICES (1.6%)
Financial Federal Corp.                                 16,910       470,267
IntercontinentalExchange, Inc. (a)                       9,600       556,224
                                                                 -----------
                                                                   1,026,491
                                                                 -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.0%)
Cbeyond Communications, Inc. (a)(b)                     27,300       595,413
NeuStar, Inc. Class A (a)                               21,500       725,625
                                                                 -----------
                                                                   1,321,038
                                                                 -----------

ELECTRICAL EQUIPMENT (1.6%)
Belden CDT, Inc.                                        16,600       548,630
Regal-Beloit Corp.                                      11,100       490,065
                                                                 -----------
                                                                   1,038,695
                                                                 -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS (6.6%)
Anixter International, Inc.                             16,100       764,106
Color Kinetics, Inc. (a)(b)                             18,300       346,053
V  Daktronics, Inc.                                     46,000     1,328,020
Itron, Inc. (a)                                          8,100       480,006
Littelfuse, Inc. (a)                                    15,400       529,452
Novatel, Inc. (a)                                        7,800       266,448
SunPower Corp. Class A (a)(b)                           20,700       580,014
                                                                 -----------
                                                                   4,294,099
                                                                 -----------
ENERGY EQUIPMENT & SERVICES (4.9%)
Dril-Quip, Inc. (a)                                      6,800       560,592
Hydril Co. (a)                                           7,000       549,640
Oil States International, Inc. (a)                      11,800       404,504
Superior Energy Services, Inc. (a)                      16,800       569,520

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                      SHARES           VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (CONTINUED)
TETRA Technologies, Inc. (a)                            16,500   $   499,785
Todco Class A                                            7,000       285,950
W-H Energy Services, Inc. (a)                            6,000       304,980
                                                                 -----------
                                                                   3,174,971
                                                                 -----------
FOOD & STAPLES RETAILING (1.3%)
V  United Natural Foods, Inc. (a)                       24,900       822,198
                                                                 -----------

HEALTH CARE EQUIPMENT & SUPPLIES (6.0%)
ArthroCare Corp. (a)                                    10,200       428,502
DJO, Inc. (a)                                           16,400       604,012
Hologic, Inc. (a)                                        8,500       419,560
Intuitive Surgical, Inc. (a)(b)                          3,200       377,504
LifeCell Corp. (a)                                      19,100       590,572
Meridian Bioscience, Inc.                               17,400       434,130
NuVasive, Inc. (a)(b)                                   23,700       432,051
Palomar Medical Technologies, Inc. (a)(b)               12,900       588,627
                                                                 -----------
                                                                   3,874,958
                                                                 -----------
HEALTH CARE PROVIDERS & SERVICES (6.7%)
Bio-Reference Labs, Inc. (a)                            12,700       276,352
Centene Corp. (a)                                       11,500       270,595
HealthExtras, Inc. (a)                                  18,400       556,048
V  Healthways, Inc. (a)(b)                              22,400     1,179,136
Sierra Health Services, Inc. (a)                        15,700       706,971
Symbion, Inc. (a)                                       28,100       583,356
V  WellCare Health Plans, Inc. (a)                      15,900       779,895
                                                                 -----------
                                                                   4,352,353
                                                                 -----------
HEALTH CARE TECHNOLOGY (2.3%)
Phase Forward, Inc. (a)                                 33,000       380,160
Vital Images, Inc. (a)                                  16,500       407,550
WebMD Health Corp. Class A (a)(b)                       14,500       685,850
                                                                 -----------
                                                                   1,473,560
                                                                 -----------
HOTELS, RESTAURANTS & LEISURE (1.1%)
Scientific Games Corp. Class A (a)                      20,900       744,458
                                                                 -----------

INDUSTRIAL CONGLOMERATES (0.8%)
Carlisle Cos., Inc.                                      6,400       507,520
                                                                 -----------
INTERNET & CATALOG RETAIL (4.8%)
Coldwater Creek, Inc. (a)                               15,850       424,146
Gmarket, Inc. ADR (a)(c)                                27,400       421,138
NetFlix, Inc. (a)(b)                                    28,100       764,601
Nutri/System, Inc. (a)(b)                                7,100       441,123
Stamps.com, Inc. (a)(b)                                 16,100       447,902
VistaPrint, Ltd. (a)                                    22,800       609,672
                                                                 -----------
                                                                   3,108,582
                                                                 -----------


                                                      SHARES           VALUE
INTERNET SOFTWARE & SERVICES (8.5%)
Baidu.com ADR (a)(b)(c)                                  6,500   $   536,445
DealerTrack Holdings, Inc. (a)                          18,500       409,035
Digital Insight Corp. (a)                               16,400       562,356
Digital River, Inc. (a)(b)                               7,300       294,847
Equinix, Inc. (a)(b)                                     8,400       460,824
j2 Global Communications, Inc. (a)(b)                   22,600       705,572
Knot, Inc. (The) (a)                                    24,300       508,599
LivePerson, Inc. (a)                                    66,600       323,010
Sohu.com, Inc. (a)                                      29,900       771,121
V  WebEx Communications, Inc. (a)                       26,900       956,026
                                                                 -----------
                                                                   5,527,835
                                                                 -----------
IT SERVICES (1.9%)
Euronet Worldwide, Inc. (a)(b)                          13,600       521,832
Heartland Payment Systems, Inc. (a)(b)                   5,900       164,492
RightNow Technologies, Inc. (a)                         32,300       538,764
                                                                 -----------
                                                                   1,225,088
                                                                 -----------
LIFE SCIENCES TOOLS & SERVICES (2.9%)
Illumina, Inc. (a)                                      11,800       349,988
V  Nektar Therapeutics (a)(b)                           47,700       874,818
Ventana Medical Systems, Inc. (a)                       14,500       684,110
                                                                 -----------
                                                                   1,908,916
                                                                 -----------
MACHINERY (2.3%)
Bucyrus International, Inc. Class A                      9,300       469,650
Kaydon Corp.                                            13,000       485,030
Wabtec Corp.                                            14,600       546,040
                                                                 -----------
                                                                   1,500,720
                                                                 -----------
MEDIA (1.6%)
V  Morningstar, Inc. (a)                                25,300     1,049,444
                                                                 -----------

METALS & MINING (0.5%)
Century Aluminum Co. (a)                                 8,700       310,503
                                                                 -----------

OIL, GAS & CONSUMABLE FUELS (3.0%)
Denbury Resources, Inc. (a)                             11,600       367,372
Foundation Coal Holdings, Inc.                          12,200       572,546
Helix Energy Solutions Group, Inc. (a)(b)               12,600       508,536
VeraSun Energy Corp. (a)(b)                             18,900       495,936
                                                                 -----------
                                                                   1,944,390
                                                                 -----------
PHARMACEUTICALS (0.5%)
Penwest Pharmaceuticals Co. (a)                         13,700       299,071
                                                                 -----------

 M-124 MainStay VP Developing Growth Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                      SHARES           VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
ROAD & RAIL (1.9%)
Genesee & Wyoming, Inc. Class A (a)                     16,800   $   595,896
Landstar System, Inc.                                   13,900       656,497
                                                                 -----------
                                                                   1,252,393
                                                                 -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.5%)
Atheros Communications, Inc.                            21,400       405,744
Monolithic Power Systems, Inc. (a)                      20,000       236,600
Varian Semiconductor Equipment Associates, Inc.
  (a)                                                   16,050       523,390
Zoran Corp. (a)                                         18,300       445,422
                                                                 -----------
                                                                   1,611,156
                                                                 -----------
SOFTWARE (4.5%)
Concur Technologies, Inc. (a)                           28,600       442,442
V  FactSet Research Systems, Inc.                       26,600     1,258,180
Informatica Corp. (a)                                   27,000       355,320
The9, Ltd. ADR (a)(b)(c)                                   500        11,595
V  Transaction Systems Architects, Inc. (a)             20,100       837,969
                                                                 -----------
                                                                   2,905,506
                                                                 -----------
SPECIALTY RETAIL (2.0%)
J. Crew Group, Inc. (a)                                 25,700       705,465
Zumiez, Inc. (a)                                        16,400       616,148
                                                                 -----------
                                                                   1,321,613
                                                                 -----------
TEXTILES, APPAREL & LUXURY GOODS (1.9%)
Crocs, Inc. (a)(b)                                      25,800       648,870
Under Armour, Inc. Class A (a)(b)                       13,300       566,846
                                                                 -----------
                                                                   1,215,716
                                                                 -----------
TRADING COMPANIES & DISTRIBUTORS (1.6%)
Beacon Roofing Supply, Inc. (a)                         25,200       554,652
H&E Equipment Services, Inc. (a)                        17,600       518,320
                                                                 -----------
                                                                   1,072,972
                                                                 -----------
Total Common Stocks
  (Cost $60,092,661)                                              63,419,381
                                                                 -----------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (17.2%)
----------------------------------------------------------------------------
COMMERCIAL PAPER (5.3%)
Barton Capital LLC
  5.272%, due 7/21/06 (d)                           $  159,028       159,028
Clipper Receivables Corp.
  5.094%, due 7/5/06 (d)                               159,028       159,028
Compass Securitization Corp.
  5.331%, due 7/24/06 (d)                              235,375       235,375

                                                     PRINCIPAL
                                                        AMOUNT         VALUE
COMMERCIAL PAPER (CONTINUED)
Fairway Finance Corp.
  5.268%, due 7/6/06 (d)                            $  238,542   $   238,542
Falcon Asset Securitization Corp.
  5.099%, due 7/6/06 (d)                               238,542       238,542
Grampian Funding LLC
  5.266%, due 7/13/06 (d)                              238,542       238,542
Kitty Hawk Funding Corp.
  5.161%, due 7/10/06 (d)                              238,542       238,542
Liberty Street Funding Corp.
  5.082%, due 7/3/06 (d)                               238,542       238,542
  5.239%, due 7/24/06 (d)                              397,569       397,569
Ranger Funding LLC
  5.265%, due 8/1/06 (d)                               233,228       233,228
Sheffield Receivables Corp.
  5.252%, due 7/18/06 (d)                              238,542       238,542
  5.31%, due 7/11/06 (d)                               238,542       238,542
Silver Tower U.S. Funding
  5.335%, due 7/31/06 (d)                              270,347       270,347
Yorktown Capital LLC
  5.272%, due 7/20/06 (d)                              316,465       316,465
                                                                 -----------
Total Commercial Paper
  (Cost $3,440,834)                                                3,440,834
                                                                 -----------
                                                        SHARES
INVESTMENT COMPANY (2.2%)
BGI Institutional Money Market Fund (d)              1,436,964     1,436,964
                                                                 -----------
Total Investment Company
  (Cost $1,436,964)                                                1,436,964
                                                                 -----------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.5%)
Morgan Stanley & Co.
  5.42% dated 6/30/06
  due 7/3/06
  Proceeds at Maturity $302,289
  (Collateralized by various bonds with a
  Principal Amount of $355,446 and a Market Value
  of $311,134) (d)                                  $  302,153       302,153
                                                                 -----------
Total Repurchase Agreement
  (Cost $302,153)                                                    302,153
                                                                 -----------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT         VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------
TIME DEPOSITS (9.2%)
Bank of America Corp.
  5.27%, due 7/25/06 (d)(e)                         $  636,111   $   636,111
Calyon
  5.265%, due 8/2/06 (d)                               556,597       556,597
Credit Suisse First Boston Corp.
  5.305%, due 7/27/06 (d)                              556,597       556,597
Fortis Bank
  5.26%, due 7/7/06 (d)                                556,597       556,597
Skandinaviska Enskilda
  Banken AB
  5.08%, due 7/5/06 (d)                                715,625       715,625
Societe Generale North America, Inc.
  5.313%, due 7/3/06 (d)                             1,410,108     1,410,108
Toronto Dominion Bank
  5.30%, due 7/26/06 (d)                               636,111       636,111
UBS AG
  5.10%, due 7/7/06 (d)                                318,056       318,056
Wells Fargo Bank N.A.
  5.22%, due 7/6/06 (d)                                556,597       556,597
                                                                 -----------
Total Time Deposits
  (Cost $5,942,399)                                                5,942,399
                                                                 -----------
Total Short-Term Investments
  (Cost $11,122,350)                                              11,122,350
                                                                 -----------
Total Investments
  (Cost $71,215,011) (f)                                 115.0%   74,541,731(g)
Liabilities in Excess of
  Cash and Other Assets                                  (15.0)   (9,736,557)
                                                    ----------   -----------
Net Assets                                               100.0%  $64,805,174
                                                    ==========   ===========

(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at June 30, 2006.
(f)  The cost for federal income tax purposes is $71,248,914.
(g) At June 30, 2006 net unrealized appreciation was $3,292,817, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $5,786,770 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,493,953.

 M-126 MainStay VP Developing Growth Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost
  $71,215,011) including $10,738,702 market
  value of securities loaned                     $74,541,731
Cash                                               2,195,333
Receivables:
  Investment securities sold                         803,991
  Dividends and interest                              31,023
  Fund shares sold                                    28,274
Other assets                                           2,005
                                                 ------------
    Total assets                                  77,602,357
                                                 ------------

LIABILITIES:
Securities lending collateral                     11,122,350
Payables:
  Investment securities purchased                  1,455,984
  Fund shares redeemed                               128,148
  Adviser                                             31,036
  Shareholder communication                           16,341
  Professional                                        12,561
  Custodian                                           10,772
  Administrator                                       10,346
  NYLIFE Distributors                                  6,153
  Directors                                            1,203
Accrued expenses                                       2,289
                                                 ------------
    Total liabilities                             12,797,183
                                                 ------------
Net assets                                       $64,805,174
                                                 ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share) 200
  million shares authorized:
  Initial Class                                  $    30,475
  Service Class                                       28,351
Additional paid-in capital                        57,080,629
Accumulated net investment loss                     (129,981)
Accumulated undistributed net realized gain on
  investments                                      4,468,980
Net unrealized appreciation on investments         3,326,720
                                                 ------------
Net assets                                       $64,805,174
                                                 ============
INITIAL CLASS
Net assets applicable to outstanding shares      $33,702,912
                                                 ============
Shares of capital stock outstanding                3,047,512
                                                 ============
Net asset value per share outstanding            $     11.06
                                                 ============
SERVICE CLASS
Net assets applicable to outstanding shares      $31,102,262
                                                 ============
Shares of capital stock outstanding                2,835,056
                                                 ============
Net asset value per share outstanding            $     10.97
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Income from securities loaned--net             $    84,443
  Interest                                            60,743
  Dividends                                           48,107
                                                 -----------
    Total income                                     193,293
                                                 -----------
EXPENSES:
  Advisory                                           180,794
  Administration                                      60,265
  Distribution and service--Service Class             35,437
  Professional                                        19,861
  Custodian                                           16,109
  Shareholder communication                            8,911
  Directors                                            1,108
  Miscellaneous                                          789
                                                 -----------
    Total expenses                                   323,274
                                                 -----------
Net investment loss                                 (129,981)
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                   7,726,256
Net change in unrealized appreciation on
  investments                                     (3,540,756)
                                                 -----------
Net realized and unrealized gain on investments    4,185,500
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 4,055,519
                                                 ===========

 M-128 MainStay VP Developing Growth Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2005

                                              2006           2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss                   $  (129,981)  $   (326,951)
 Net realized gain on investments        7,726,256      4,455,283
 Net change in unrealized
  appreciation on investments           (3,540,756)       830,785
                                       --------------------------
 Net increase in net assets resulting
  from operations                        4,055,519      4,959,117
                                       --------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                         8,436,145      1,746,384
   Service Class                         8,833,936      6,709,583
                                       --------------------------
                                        17,270,081      8,455,967
 Cost of shares redeemed:
   Initial Class                        (4,631,268)   (13,305,002)
   Service Class                        (2,498,184)    (2,202,862)
                                       --------------------------
                                        (7,129,452)   (15,507,864)
   Increase (decrease) in net assets
    derived from capital share
    transactions                        10,140,629     (7,051,897)
                                       --------------------------
   Net increase (decrease) in net
    assets                              14,196,148     (2,092,780)

NET ASSETS:
Beginning of period                     50,609,026     52,701,806
                                       --------------------------
End of period                          $64,805,174   $ 50,609,026
                                       ==========================
Accumulated net investment loss at
 end of period                         $  (129,981)  $         --
                                       ==========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                           INITIAL CLASS
                                            ---------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                         YEAR ENDED DECEMBER 31,
                                              2006*          2005         2004         2003         2002         2001
Net asset value at beginning of period      $   10.17       $  9.07      $  8.57      $  6.19      $  8.71      $  9.40
                                            ----------      -------      -------      -------      -------      -------
Net investment loss (b)                         (0.02)        (0.05)       (0.07)       (0.07)       (0.07)       (0.07)
Net realized and unrealized gain (loss) on
  investments                                    0.91          1.15         0.57         2.45        (2.45)       (0.62)
                                            ----------      -------      -------      -------      -------      -------
Total from investment operations                 0.89          1.10         0.50         2.38        (2.52)       (0.69)
                                            ----------      -------      -------      -------      -------      -------
Net asset value at end of period            $   11.06       $ 10.17      $  9.07      $  8.57      $  6.19      $  8.71
                                            ==========      =======      =======      =======      =======      =======
Total investment return                          8.79%(c)     12.04%(d)     5.86%       38.49%      (28.98%)      (7.34%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                           (0.31%)+      (0.59%)      (0.88%)      (1.01%)      (0.92%)      (0.83%)
  Net expenses                                   0.96%+        0.90%#       1.08%#       1.19%        1.10%        1.08%
  Expenses (before reimbursement)                0.96%+        1.03%#       1.09%#       1.19%        1.10%        1.08%
Portfolio turnover rate                           101%          130%         129%         103%          62%          49%
Net assets at end of period (in 000's)      $  33,703       $27,614      $36,604      $38,146      $22,338      $31,243

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     11.94% and 11.64% for the Initial Class and Service Class, respectively, for the year ended December 31, 2005.
(e)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
#    Includes fees paid indirectly which amounted to 0.02% and 0.01% of average net assets for the years ended December 31, 2005 and 2004, respectively.
+    Annualized.
*    Unaudited.

 M-130 MainStay VP Developing Growth Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                              SERVICE CLASS
-------------------------------------------------------------------------
    SIX MONTHS                                            JUNE 5, 2003(A)
      ENDED                                                   THROUGH
     JUNE 30,           YEAR ENDED DECEMBER 31,            DECEMBER 31,
      2006*              2005             2004                 2003
     $ 10.10            $  9.04          $  8.56              $ 7.20
    ----------          -------          -------          ---------------
       (0.03)             (0.08)           (0.09)              (0.06)
        0.90               1.14             0.57                1.42
    ----------          -------          -------          ---------------
        0.87               1.06             0.48                1.36
    ----------          -------          -------          ---------------
     $ 10.97            $ 10.10          $  9.04              $ 8.56
    ==========          =======          =======          ===============
        8.65%(c)          11.73%(d)         5.60%              18.83%(c)
       (0.56%)+           (0.84%)          (1.13%)             (1.26%)+(e)
        1.21%+             1.15%#           1.33%#              1.44%+
        1.21%+             1.28%#           1.34%#              1.44%+
         101%               130%             129%                103%
     $31,102            $22,995          $16,098              $4,441

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP FLOATING RATE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX     ONE      SINCE
TOTAL RETURNS              MONTHS   YEAR   INCEPTION
----------------------------------------------------
After Portfolio operating
  expenses                  2.40%   4.92%    3.89%

(PERFORMANCE GRAPH)

                                                                 MAINSTAY VP FLOATING RATE         CREDIT SUISSE LEVERAGED LOAN
                                                                         PORTFOLIO                            INDEX
                                                                 -------------------------         ----------------------------
5/2/05                                                                     10000                              10000
                                                                            9965                              10075
6/30/06                                                                    10456                              10747

SERVICE CLASS                                                      AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX     ONE      SINCE
TOTAL RETURNS              MONTHS   YEAR   INCEPTION
----------------------------------------------------
After Portfolio operating
  expenses                  2.28%   4.64%    3.62%

(PERFORMANCE GRAPH)

                                                                 MAINSTAY VP FLOATING RATE         CREDIT SUISSE LEVERAGED LOAN
                                                                         PORTFOLIO                            INDEX
                                                                 -------------------------         ----------------------------
5/2/05                                                                     10000                              10000
                                                                            9962                              10075
6/30/06                                                                    10424                              10747

                                                               SIX     ONE      SINCE
BENCHMARK PERFORMANCE                                         MONTHS   YEAR   INCEPTION
----------------------------------------------------------------------------------------

Credit Suisse Leveraged Loan Index*                            3.42%   6.67%    6.37%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-132   MainStay VP Floating Rate Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP FLOATING RATE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2006, to June 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2006, through June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/06            6/30/06           PERIOD(1)           6/30/06            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,024.15            $3.46            $1,021.55             $3.46
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,022.90            $4.71            $1,020.30             $4.71
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.69% for Initial Class and 0.94% for Service Class) multiplied by the average account value over the period, divided by 365, and multiplied by 181 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-133

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                       (PORTFOLIO COMPOSITION PIE CHART)

84.3%           Floating Rate Loans
15.8            Short-Term Investments
 3.5            Foreign Floating Rate Loans
-3.6            Liabilities in Excess of Cash and Other Assets

See Portfolio of Investments on page M-136 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Sears Canada, Inc., Term Loan, 7.249%, due
     12/22/12
 2. Horizon Lines LLC Tranche C Term Loan, 7.75%, due 7/7/11
 3.  Gentek, Inc., 1st Lien Term Loan, 7.524%, due
     2/28/11
 4.  Michael Foods, Inc., Term Loan B, 7.514%, due
     11/21/10
 5. Merrill Communications LLC Term Loan, 7.663%, due 5/15/11
 6.  US Oncology, Inc., Term Loan B, 7.759%, due
     8/20/11
 7.  Visant Corp. Term Loan C, 7.068%, due 12/21/11
 8.  Invista B.V. Tranche B-1 Term Loan, 7.00%, due
     4/29/11
 9.  IESI Corp. Term Loan, 6.842%, due 1/20/12
10.  Six Flags Theme Parks, Inc., Tranche B-1 Term
     Loan, 7.317%, due 6/30/09

 M-134   MainStay VP Floating Rate Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Anthony Malloy and Robert Dial of New York Life Investment Management LLC.

HOW DID MAINSTAY VP FLOATING RATE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE FIRST SIX MONTHS OF 2006?

For the six months ended June 30, 2006, MainStay VP Floating Rate Portfolio returned 2.40% for Initial Class shares and 2.28% for Service Class shares. Both share classes underperformed the 2.50% return of the average Lipper* Loan Participation Portfolio over the same period. Both share classes also underperformed the 3.42% return of the Credit Suisse Leveraged Loan Index,* the Portfolio's broad-based securities-market index, for the six months ended June 30, 2006.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE FIRST HALF OF 2006?

The Portfolio underperformed the Credit Suisse Leveraged Loan Index* primarily because the Portfolio faces real-world fees and expenses that are not present in a tracking index. The Portfolio must maintain cash balances to meet potential daily redemptions. The Index does not record cash balances for funding inflows or loan repayments. The Portfolio also maintained a conservative orientation and remained underweighted relative to the Credit Suisse Leveraged Loan Index* in unrated loans and in loans rated CCC and below.(1)

WHAT ARE SOME CHARACTERISTICS OF LOANS IN THE PORTFOLIO?

The Portfolio invests in floating-rate loans that have an effective duration of less than three months. The floating-rate loans may have final maturities of seven to nine years but have underlying interest-rate contracts typically linked to LIBOR that reset every 30, 60, 90, or 180 days. As of June 30, 2006, the weighted average reset figure for the Portfolio was 53 days. This means that as short-term interest rates increase, the Portfolio "catches up" within 53 days and thus increases the yield it pays to investors.

WHAT MAJOR FACTORS INFLUENCED THE LEVERAGED LOAN ENVIRONMENT DURING THE REPORTING PERIOD?

During the first half of 2006, the Federal Open Market Committee raised the targeted federal funds rate four times, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At the end of June 2006, the federal funds target rate stood at 5.25%. The LIBOR rates upon which floating-rate-loan interest rates are based rose correspondingly. This more than compensated for credit spreads, which tightened modestly during the first four months of the year before widening in May and June. Floating-rate loans outperformed many other asset classes during the reporting period, including U.S. government bonds, high-grade corporate bonds,(2) and even the S&P 500(R) Index.*

WHAT WERE THE PORTFOLIO'S LARGEST INDUSTRY CONCENTRATIONS, AND HOW DID THE PORTFOLIO'S WEIGHTINGS DIFFER FROM THOSE OF THE BENCHMARK?

As of June 30, 2006, the largest industry concentrations in the Portfolio (on a par-value basis) were business services, health care, and chemicals. Among these concentrated positions, the Portfolio was over-weighted relative to the Credit Suisse Leveraged Loan Index* in business services and chemicals and approximately market-weighted in health care. As of June 30, 2006, the Portfolio was significantly under-weighted relative to the Index in unrated loans and loans rated CCC and below.


1. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor. It is the opinion of Standards & Poor's that in the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
2. Floating-rate loans are measured by Credit Suisse Leveraged Loan Index;* U.S. government bonds by 10-year U.S. Treasury securities; high-grade corporate bonds by the Credit Suisse Liquid US Corporate Index.* Source: Credit Suisse, "Leveraged Finance Strategy Update," July 6, 2006.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change.

There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                 www.mainstayfunds.com     M-135

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
LONG-TERM INVESTMENTS (87.8%)+
FLOATING RATE LOANS (84.3%)(A)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.7%)
Hexcel Corp.
  Tranche B Term Loan
  6.813%, due 3/1/12                                $1,640,292   $  1,640,976
Mid-Western Aircraft Systems, Inc.
  Term Loan B
  7.318%, due 12/31/11                                 990,000        994,702
Vought Aircraft Industries, Inc.
  Term Loan
  8.00%, due 12/22/11                                  997,619      1,003,854
                                                                 ------------
                                                                    3,639,532
                                                                 ------------
AUTOMOBILE (1.7%)
Goodyear Tire & Rubber Co. (The)
  Second Lien Term Loan
  7.954%, due 4/30/10                                1,500,000      1,504,687
Key Automotive Group
  Term Loan B
  8.403%, due 6/29/10                                  979,510        986,856
TRW Automotive, Inc.
  Tranche B Term Loan
  6.25%, due 6/30/12                                 1,101,980      1,099,531
                                                                 ------------
                                                                    3,591,074
                                                                 ------------
BEVERAGE, FOOD & TOBACCO (4.7%)
American Seafoods Group LLC
  Term Loan A
  7.25%, due 9/30/11                                   938,372        934,853
BF Bolthouse Holdco LLC
  First Lien Term Loan
  7.813%, due 12/17/12                                 847,875        852,644
  Second Lien Term Loan
  10.999%, due 12/16/13                                170,000        172,337
Commonwealth Brands, Inc.
  New Term Loan
  7.438%, due 12/22/12                               1,476,667      1,481,835
Constellation Brands, Inc.
  New Term Loan B
  6.786%, due 6/5/13                                 1,514,000      1,517,514
Dole Food Co., Inc.
  Credit Link Deposit
  6.67%, due 4/12/13                                   139,535        138,052
  Tranche C Term Loan
  7.035%, due 4/12/13                                1,043,895      1,032,804
  Tranche B Term Loan
  7.19%, due 4/12/13                                   313,169        309,841
V  Michael Foods, Inc.
  Term Loan B
  7.514%, due 11/21/10                               2,000,000      2,003,334

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
BEVERAGE, FOOD & TOBACCO (CONTINUED)
Reddy Ice Group, Inc.
  Term Loan
  7.25%, due 8/12/12                                $1,500,000   $  1,494,375
                                                                 ------------
                                                                    9,937,589
                                                                 ------------
BROADCASTING & ENTERTAINMENT (7.2%)
Charter Communications Operating LLC
  Replacement Term Loan
  7.755%, due 4/28/13                                1,940,000      1,942,854
CSC Holdings, Inc.
  Incremental Term Loan
  6.886%, due 3/29/13                                1,496,250      1,487,989
DirectTV Holdings LLC
  Term Loan B
  6.794%, due 4/13/13                                1,994,962      1,993,578
Entravision Communications Corp.
  Term Loan
  6.49%, due 3/29/13                                 1,000,000      1,000,000
Gray Television, Inc.
  Term Loan B
  6.49%, due 11/22/12                                  997,494        996,870
  Incremental Term Loan
  7.00%, due 11/22/12                                  995,000        994,378
Insight Midwest Holdings LLC
  Term Loan C
  7.375%, due 12/31/09                                 992,366        991,849
Mediacom Broadband Group (FKA MCC Iowa)
  Tranche D1 Term Loan
  7.099%, due 1/31/15                                2,000,000      1,992,500
Patriot Media & Communications CNJ LLC
  Term Loan B
  7.458%, due 3/31/13                                  995,238        998,970
Raycom TV Broadcasting, Inc.
  Tranche B Term Loan
  7.00%, due 8/28/13                                   994,808        987,347
UPC Broadband Holding B.V.
  Term Loan J2
  7.108%, due 3/31/13                                1,000,000        997,679
  Term Loan K2
  7.108%, due 12/31/13                               1,000,000        997,679
                                                                 ------------
                                                                   15,381,693
                                                                 ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 M-136 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
-----------------------------------------------------------------------------
BUILDINGS & REAL ESTATE (3.3%)
Gables GP, Inc.
  Term Loan
  6.884%, due 9/30/06                               $  419,645   $    419,557
General Growth Properties, Inc.
  Tranche A1 Term Loan
  6.56%, due 2/24/10                                 2,000,000      1,974,500
Macerich Partnership, L.P.
  Term Loan
  6.625%, due 4/26/10                                1,000,000        995,833
Maguire Properties, L.P.
  Term Loan B
  6.92%, due 3/15/10                                 1,600,000      1,606,501
Stile Acquisition Corp.
  Canadian Term Loan
  7.111%, due 4/6/13                                   492,090        486,838
  U.S. Term Loan
  7.111%, due 4/6/13                                   492,929        487,668
Trizec Properties, Inc.
  Term Loan B
  6.65%, due 5/2/07                                  1,000,000        998,438
                                                                 ------------
                                                                    6,969,335
                                                                 ------------
CARGO TRANSPORT (1.8%)
V  Horizon Lines LLC
  Tranche C Term Loan
  7.75%, due 7/7/11                                  2,000,000      2,010,000
Pacer International, Inc.
  Term Loan
  6.726%, due 6/10/10                                  863,309        861,151
RailAmerica, Inc.
  U.S. Term Loan
  7.25%, due 9/29/11                                 1,014,862      1,025,011
                                                                 ------------
                                                                    3,896,162
                                                                 ------------
CHEMICALS, PLASTICS & RUBBER (6.4%)
Celanese AG
  Dollar Term Loan
  7.499%, due 4/6/11                                 1,789,083      1,791,767
Covalence Specialty Materials Corp.
  Term Loan C
  7.313%, due 5/20/13                                  971,429        968,090
V  Gentek, Inc.
  1st Lien Term Loan
  7.524%, due 2/28/11                                1,994,949      2,004,302
Hexion Specialty Chemicals, Inc.
  Term Loan C1
  7.125%, due 5/5/13                                 1,643,077      1,626,988
  Term Loan C2
  7.50%, due 5/5/13                                    356,923        353,428

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CHEMICALS, PLASTICS & RUBBER (CONTINUED)
Huntsman International LLC
  Term B Dollar Facility
  7.044%, due 8/16/12                               $1,441,424   $  1,433,541
INEOS Group Holdings, Ltd.
  Tranche A4 Term Loan
  7.339%, due 12/17/12                               1,000,000      1,002,750
  Tranche B2 Term Loan
  7.339%, due 12/16/13                                 250,000        251,437
  Tranche C2 Term Loan
  7.839%, due 12/16/14                                 250,000        251,437
Nalco Co.
  Term Loan B
  6.912%, due 11/4/10                                  990,749        989,263
Polymer Group, Inc.
  Term Loan
  7.74%, due 11/22/12                                  997,494        999,987
Rockwood Specialties Group, Inc.
  Tranche E Term Loan
  7.126%, due 7/30/12                                1,994,975      1,996,914
                                                                 ------------
                                                                   13,669,904
                                                                 ------------
CONTAINERS, PACKAGING & GLASS (2.5%)
Berry Plastics Corp.
  Term Loan
  7.10%, due 9/30/11                                   964,843        963,436
Crown Americas, Inc.
  Term B Dollar Loan
  6.949%, due 11/15/12                               2,000,000      1,997,500
Graham Packaging Holdings Co.
  Term Loan B
  7.215%, due 10/7/11                                  989,950        990,692
  Incremental Term Loan B
  7.375%, due 10/7/11                                  498,734        499,108
Smurfit-Stone Container Enterprises, Inc.
  Deposit Fund Commitment
  4.729%, due 11/1/10                                  203,246        203,924
  Tranche C1 Term Loan
  7.375%, due 11/1/11                                   67,048         67,271
  Tranche C Term Loan
  7.459%, due 11/1/11                                   98,332         98,660
  Tranche B Term Loan
  7.504%, due 11/1/11                                  456,730        458,252
                                                                 ------------
                                                                    5,278,843
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
-----------------------------------------------------------------------------
DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS & MINERALS (1.4%)
Georgia-Pacific Corp.
  Term Loan B
  7.339%, due 12/21/12                              $1,493,747   $  1,490,480
  Term Loan C
  8.30%, due 12/23/13                                  500,000        503,894
RLC Industries Co.
  Term Loan B
  6.999%, due 2/24/10                                  996,510        995,264
                                                                 ------------
                                                                    2,989,638
                                                                 ------------
DIVERSIFIED/CONGLOMERATE MANUFACTURING (2.6%)
Aearo Technologies, Inc.
  1st Lien Term Loan
  7.96%, due 3/22/13                                   997,500      1,004,150
Invensys International Holdings, Ltd.
  A Bonding Facility
  8.131%, due 3/5/09                                 1,485,465      1,485,465
  2nd Lien Term Loan
  9.431%, due 12/5/09                                  500,000        505,000
Mueller Group, Inc.
  Term Loan B
  7.465%, due 10/3/12                                  757,853        760,831
Terex Corp.
  Term Loan
  7.35%, due 7/3/09                                  1,151,270      1,151,270
Walter Industries, Inc.
  Term Loan
  6.91%, due 10/3/12                                   722,286        722,963
                                                                 ------------
                                                                    5,629,679
                                                                 ------------
DIVERSIFIED/CONGLOMERATE SERVICE (3.0%)
Affiliated Computer Services, Inc.
  Term Loan B
  6.794%, due 3/20/13                                  995,000        992,512
American Reprographics Co. LLC
  First Lien Term Loan
  7.121%, due 6/18/09                                  957,782        954,789
Coinmach Corp.
  Term Loan B1
  7.713%, due 12/19/12                               1,496,974      1,501,340
Fidelity National Information Solutions, Inc.
  Term Loan B
  6.92%, due 3/8/13                                  1,426,612      1,424,940
Sungard Data Systems, Inc.
  Term Loan
  7.66%, due 2/11/13                                 1,485,000      1,488,589
                                                                 ------------
                                                                    6,362,170
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
ECOLOGICAL (3.0%)
Allied Waste Industries, Inc.
  Tranche A Credit-Linked Deposit
  4.88%, due 1/15/12                                $  535,135   $    532,277
  Term Loan B
  6.759%, due 1/15/12                                1,378,344      1,370,825
V  IESI Corp.
  Term Loan
  6.842%, due 1/20/12                                2,000,000      1,998,750
Synagro Technologies, Inc.
  Term Loan
  7.325%, due 6/21/12                                  142,857        143,214
  Term Loan B
  7.34%, due 6/21/12                                   857,143        857,143
Wastequip, Inc.
  Tranche B Term Loan
  7.749%, due 7/15/11                                1,000,000      1,000,000
  2nd Lien Term Loan
  10.999%, due 7/13/12                                 500,000        500,000
                                                                 ------------
                                                                    6,402,209
                                                                 ------------
ELECTRONICS (0.9%)
Sensata Technologies Finance Co. LLC
  Term Loan
  6.86%, due 4/26/13                                 2,000,000      1,986,786
                                                                 ------------

FINANCE (3.3%)
Ashtead Group PLC
  Term Loan
  6.938%, due 11/12/09                                 990,000        990,000
Brand Services, Inc.
  Term Loan
  7.464%, due 1/16/12                                1,984,981      1,984,981
Hertz Corp. (The)
  Delayed Draw Term Loan
  1.125%, due 8/15/07(b)                               185,125        185,441
  Letter of Credit
  5.424%, due 12/21/12                                 222,433        222,797
  Tranche B Term Loan
  7.351%, due 12/21/12                               1,586,757      1,589,352
United Rentals, Inc.
  Tranche B Credit Linked Deposit
  6.829%, due 2/14/11                                  338,268        338,479
  Initial Term Loan
  7.35%, due 2/14/11                                 1,653,284      1,654,318
                                                                 ------------
                                                                    6,965,368
                                                                 ------------

 M-138 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
-----------------------------------------------------------------------------
GROCERY (1.9%)
Bi-Lo LLC
  Term Loan
  9.326%, due 6/30/11                               $  963,768   $    971,599
Giant Eagle, Inc.
  Term Loan
  6.532%, due 11/7/12                                  497,500        498,278
Roundy's Supermarkets, Inc.
  Term Loan
  8.23%, due 11/3/11                                   497,500        499,987
SUPERVALU, Inc.
  Term Loan B
  7.063%, due 6/2/12                                 2,000,000      1,995,000
                                                                 ------------
                                                                    3,964,864
                                                                 ------------
HEALTHCARE, EDUCATION & CHILDCARE (9.0%)
AGA Medical Corp.
  Tranche B Term Loan
  7.38%, due 4/28/13                                 1,000,000        999,375
Alliance Imaging, Inc.
  Tranche C1 Term Loan
  7.671%, due 12/29/11                               1,986,099      1,985,106
AMR HoldCo., Inc./Emcare Holdco., Inc.
  Term Loan
  7.253%, due 2/10/12                                  954,782        953,588
Aveta Holdings LLC
  Term Loan B
  7.75%, due 8/22/11                                   322,193        321,991
Community Health Systems, Inc.
  Term Loan
  6.97%, due 8/19/11                                   997,462        997,997
Concentra Operating Corp.
  Term Loan
  7.62%, due 9/30/11                                   699,312        700,478
DaVita, Inc.
  Term Loan B
  7.131%, due 10/5/12                                1,373,047      1,374,621
Fresenius Medical Care Holdings, Inc.
  Term Loan
  6.591%, due 3/31/13                                1,496,250      1,480,586
Gentiva Health Services, Inc.
  Term Loan B
  7.279%, due 3/31/13                                  978,261        978,567
HealthSouth Corp.
  Term Loan B
  8.52%, due 3/10/13                                 1,000,000        999,286

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
HEALTHCARE, EDUCATION & CHILDCARE (CONTINUED)
Lifepoint Hospitals, Inc.
  Term Loan B
  6.905%, due 4/15/12                               $1,376,340   $  1,373,473
Mylan Laboratories, Inc.
  Tranche B Term Loan
  6.85%, due 6/30/10                                   681,688        682,256
Quintiles Transnational Corp.
  Term Loan B
  7.50%, due 3/31/13                                   997,500        995,942
Rural/Metro Operating Co. LLC
  LC Facility Deposits
  4.988%, due 3/4/11                                   411,765        411,765
Select Medical Corp.
  Term Loan B
  6.943%, due 2/24/12                                  985,019        973,568
V  US Oncology, Inc.
  Term Loan B
  7.759%, due 8/20/11                                1,994,752      2,002,232
Vanguard Health Holding Co. LLC
  Replacement Term Loan
  7.867%, due 9/23/11                                  992,519        995,827
Warner Chilcott Corp.
  Tranche C Term Loan
  7.61%, due 1/18/12                                   217,226        217,885
  Tranche D Term Loan
  7.61%, due 1/18/12                                   100,352        100,657
  Tranche B Term Loan
  7.62%, due 1/18/12                                   539,086        540,723
  Dovobet Delayed Draw Term Loan
  7.63%, due 1/18/12                                    22,027         22,082
  Dovonex Delayed Draw Term Loan
  7.805%, due 1/18/12                                  110,134        110,409
                                                                 ------------
                                                                   19,218,414
                                                                 ------------
HOME & OFFICE FURNISHINGS, HOUSEWARES, & DURABLE CONSUMER PRODUCTS (1.1%)
Jarden Corp.
  Term Loan B2
  7.249%, due 1/24/12                                  908,046        903,695
Sealy Mattress Co.
  Tranche D Term Loan
  7.098%, due 4/6/12                                   988,941        989,251
Sunbeam Corp. (Canada), Ltd.
  Term Loan
  7.249%, due 1/24/12                                  496,575        494,196
                                                                 ------------
                                                                    2,387,142
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
-----------------------------------------------------------------------------
HOTELS, MOTELS, INNS & GAMING (1.8%)
Penn National Gaming, Inc.
  Term Loan B
  6.911%, due 10/3/12                               $  992,500   $    994,567
Resorts International Holdings LLC
  Term Loan B
  9.50%, due 4/26/12                                   371,265        373,214
  2nd Lien Term Loan
  16.499%, due 4/26/13                                 382,409        394,646
Venetian Casino Resort LLC/Las Vegas Sands, Inc.
  Delayed Draw Term Loan B
  7.25%, due 6/15/11                                   341,880        341,880
  Term Loan B
  7.25%, due 6/15/11                                 1,658,120      1,658,120
                                                                 ------------
                                                                    3,762,427
                                                                 ------------
LEISURE, AMUSEMENT, MOTION PICTURES, ENTERTAINMENT (3.7%)
AMC Entertainment, Inc.
  Term Loan
  7.475%, due 1/26/13                                  995,000        997,488
Easton-Bell Sports, Inc.
  Tranche B Term Loan
  6.814%, due 3/16/12                                1,995,000      1,993,338
Metro-Goldwyn-Mayer Studios, Inc.
  Tranche B Term Loan
  7.749%, due 4/8/12                                   997,500      1,001,581
Regal Cinemas Corp.
  Term Loan
  7.238%, due 11/10/10                                 958,028        956,394
V  Six Flags Theme Parks, Inc.
  Tranche B-1 Term Loan
  7.317%, due 6/30/09                                1,989,861      1,997,679
WMG Acquisition Corp.
  Term Loan
  7.222%, due 2/28/11                                  994,078        994,906
                                                                 ------------
                                                                    7,941,386
                                                                 ------------
MACHINERY (0.2%)
Flowserve Corp.
  Term Loan B
  7.228%, due 8/10/12                                  468,870        468,431
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
MINING, STEEL, IRON & NON-PRECIOUS METALS (1.3%)
Magnum Coal Co.
  Funded Letter of Credit
  8.60%, due 3/21/13                                $   90,909   $     91,364
  Term Loan
  8.75%, due 3/21/13                                   906,818        911,352
Novelis, Inc.
  Canadian Term Loan B2
  7.38%, due 1/9/12                                    295,994        296,364
  U.S. Term Loan B1
  7.38%, due 1/9/12                                    514,094        514,737
St. Marys Cement, Inc.
  Term Loan B
  7.499%, due 12/4/09                                  994,898      1,002,360
                                                                 ------------
                                                                    2,816,177
                                                                 ------------
OIL & GAS (2.0%)
Babcock & Wilcox Co. (The)
  Synthetic Letter of Credit
  8.249%, due 2/22/12                                  805,872        809,901
EPCO Holdings, Inc.
  Institutional Term Loan C
  7.18%, due 8/18/10                                   990,000        993,182
Lyondell-Citgo Refining, L.P.
  Term Loan
  7.499%, due 5/21/07                                  989,899        989,899
Targa Resources, Inc.
  Term Loan
  7.33%, due 10/31/12                                1,203,845      1,204,848
  Synthetic Letter of Credit
  7.749%, due 10/31/12                                 291,106        291,349
                                                                 ------------
                                                                    4,289,179
                                                                 ------------
PERSONAL & NONDURABLE CONSUMER PRODUCTS (2.9%)
ACCO Brands Corp.
  U.S. Term Loan
  6.987%, due 8/17/12                                  855,380        855,914
Johnsondiversey, Inc.
  New Term Loan B
  7.63%, due 12/16/11                                  523,961        527,236
Mega Bloks, Inc.
  Term Loan B
  6.99%, due 7/26/12                                   992,500        991,259
Solo Cup Co.
  Term Loan B1
  7.842%, due 2/27/11                                  997,449        999,943

 M-140 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
-----------------------------------------------------------------------------
PERSONAL & NONDURABLE CONSUMER PRODUCTS (CONTINUED)
Spectrum Brands, Inc.
  Term Loan
  8.115%, due 2/6/12                                $  923,400   $    925,131
V  Visant Corp.
  Term Loan C
  7.068%, due 12/21/11                               1,993,950      1,999,767
                                                                 ------------
                                                                    6,299,250
                                                                 ------------
PERSONAL TRANSPORTATION (0.9%)
United Airlines, Inc.
  Tranche B Term Loan
  8.625%, due 2/1/12                                 1,750,000      1,766,406
  Delayed Draw Term Loan
  9.125%, due 2/1/12                                   250,000        252,344
                                                                 ------------
                                                                    2,018,750
                                                                 ------------
PRINTING & PUBLISHING (4.4%)
Cenveo Corp.
  Term Loan B
  7.424%, due 6/21/13                                1,000,000      1,001,250
Dex Media East LLC
  Term Loan B
  6.772%, due 5/8/09                                   979,167        973,862
Dex Media West LLC
  Tranche B-1 Term Loan
  6.734%, due 3/9/10                                 1,296,493      1,287,580
Hanley Wood LLC
  Closing Date Term Loan
  7.377%, due 8/1/12                                 1,726,835      1,727,556
  Delayed Draw Term Loan
  7.46%, due 8/1/12                                    206,257        206,343
V  Merrill Communications LLC
  Term Loan
  7.663%, due 5/15/11                                1,997,500      2,002,494
New Publishing Acquisition, Inc.
  Tranche B Term Loan
  8.16%, due 8/5/12                                  1,132,701      1,133,644
R.H. Donnelley, Inc.
  Tranche D-2 Term Loan
  6.86%, due 6/30/11                                 1,165,941      1,159,695
                                                                 ------------
                                                                    9,492,424
                                                                 ------------
RETAIL STORE (3.3%)
Buffets, Inc.
  PF L/C
  4.879%, due 6/28/09                                  500,000        502,500
Eddie Bauer, Inc.
  Term Loan B
  9.60%, due 6/21/11                                   460,000        458,275

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
RETAIL STORE (CONTINUED)
Eye Care Centers of America, Inc.
  Term Loan B
  8.23%, due 3/1/12                                 $1,481,250   $  1,482,176
Jean Coutu Group (PJC), Inc. (The)
  Term Loan B
  7.625%, due 7/30/11                                  736,156        736,565
Neiman Marcus Group, Inc. (The)
  Term Loan B
  7.77%, due 4/6/13                                  1,449,367      1,457,520
V  Sears Canada, Inc.
  Term Loan
  7.249%, due 12/22/12                               2,500,000      2,506,250
                                                                 ------------
                                                                    7,143,286
                                                                 ------------
TELECOMMUNICATIONS (2.1%)
Centennial Cellular Operating Co. LLC
  Term Loan
  7.68%, due 2/9/11                                  1,430,632      1,434,209
Madison River Capital LLC
  Term Loan B1
  7.26%, due 7/29/12                                 1,000,000      1,001,250
PanAmSat Corp.
  Term Loan B1
  7.184%, due 1/3/14                                   997,468      1,000,249
Qwest Corp.
  Term Loan A
  10.002%, due 6/30/07                               1,000,000      1,013,875
                                                                 ------------
                                                                    4,449,583
                                                                 ------------
TEXTILES & LEATHER (1.2%)
Springs Windows Fashions LLC
  Term Loan B
  8.25%, due 12/31/12                                  497,500        500,609
St. Johns Knits International, Inc.
  Term Loan B
  7.75%, due 3/23/12                                 1,304,025      1,300,765
William Carter Co. (The)
  Term Loan
  6.702%, due 7/14/12                                  851,875        850,101
                                                                 ------------
                                                                    2,651,475
                                                                 ------------
UTILITIES (5.0%)
AES Corp.
  Term Loan
  6.22%, due 4/30/08                                 1,000,000      1,003,571
Cogentrix Delaware Holdings, Inc.
  Term Loan
  7.00%, due 4/14/12                                   530,828        530,718

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
-----------------------------------------------------------------------------
UTILITIES (CONTINUED)
Covanta Energy Corp.
  Funded LOC
  5.46%, due 6/24/12                                $  520,325   $    520,542
  Tranche C Term Loan
  7.695%, due 5/27/13                                  372,866        373,021
InfrastruX Group, Inc.
  Term Loan B
  8.125%, due 5/8/12                                   997,500      1,011,216
La Paloma Generating Co. LLC
  Acquisition Term Loan
  7.249%, due 8/16/12                                  770,352        765,297
  Delayed Draw Term Loan
  7.249%, due 8/16/12                                   61,353         60,951
  Synthetic Letter of Credit
  7.10%, due 8/16/12                                   131,148        130,287
LSP Gen Finance Co. LLC
  Delayed Draw 1st Lien Term Loan
  0.875%, due 5/6/13(b)                                 40,404         40,236
  1st Lien Term Loan
  7.249%, due 5/6/13                                   959,596        955,597
  Second Lien Term Loan
  8.999%, due 5/5/14                                   500,000        503,542
Midwest Generation LLC
  Term Loan B
  6.699%, due 4/27/11                                  498,547        500,417
Mirant North America LLC
  Term Loan
  7.10%, due 1/3/13                                  1,493,747      1,489,479
NRG Energy, Inc.
  Term Loan B
  7.231%, due 2/1/13                                 1,218,452      1,219,144
  Credit Link Deposit
  7.499%, due 2/1/13                                   278,495        278,582
Reliant Energy, Inc.
  Term Loan
  7.465%, due 4/30/10                                  362,864        362,410
Thermal North America, Inc.
  Term Loan B
  7.25%, due 10/12/13                                  995,943        990,963
                                                                 ------------
                                                                   10,735,973
                                                                 ------------
Total Floating Rate Loans
  (Cost $181,263,166)                                             180,338,743
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FOREIGN FLOATING RATE LOANS (3.5%)(A)
-----------------------------------------------------------------------------
AUTOMOBILE (0.7%)
Tenneco, Inc.
  Term Loan B
  7.19%, due 12/12/09                               $1,500,000   $  1,511,250
                                                                 ------------

CHEMICALS, PLASTICS & RUBBER (1.9%)
Brenntag Holding GmbH and Co.
  Acquisition Term Loan
  7.44%, due 1/20/14                                   392,727        396,655
  Term Loan B2
  7.44%, due 1/20/14                                 1,607,273      1,617,318
V  Invista B.V.
  Tranche B-1 Term Loan
  7.00%, due 4/29/11                                 2,000,000      1,999,166
                                                                 ------------
                                                                    4,013,139
                                                                 ------------
RETAIL STORE (0.5%)
Dollarama Group, L.P.
  Replacement Term Loan B
  7.126%, due 11/18/11                                 992,499        994,360
                                                                 ------------

TELECOMMUNICATIONS (0.4%)
Intelsat, Ltd.
  Term Loan
  9.00%, due 7/28/11                                   993,696        993,282
                                                                 ------------
Total Foreign Floating Rate Loans
  (Cost $7,544,265)                                                 7,512,031
                                                                 ------------
Total Long-Term Investments
  (Cost $188,807,431)                                             187,850,774
                                                                 ------------

SHORT-TERM INVESTMENTS (15.8%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (8.2%)
ABN-AMRO N.A. Finance, Inc.
  5.10%, due 7/14/06                                 1,000,000        998,158
AIG Funding, Inc.
  5.14%, due 7/17/06                                 2,000,000      1,995,431
Caterpillar Financial Services Corp.
  5.26%, due 7/31/06                                 1,000,000        995,617
ING U.S. Funding LLC
  5.12%, due 7/13/06                                 2,000,000      1,996,586
McGraw-Hill Cos., Inc. (The)
  5.00%, due 7/7/06                                  1,000,000        999,167
  5.02%, due 7/10/06                                 1,000,000        998,745
Merrill Lynch & Co., Inc.
  5.15%, due 7/12/06                                 2,000,000      1,996,853
Minnesota Mining & Manufacturing Co.
  5.08%, due 8/24/06                                 1,000,000        992,365

 M-142 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
National Rural Utilities Cooperative Finance Corp.
  5.25%, due 7/24/06                                $2,000,000   $  1,993,292
Societe Generale North America, Inc.
  5.09%, due 7/5/06                                  1,500,000      1,499,151
Swedish Export Credit Corp.
  5.05%, due 7/6/06                                  1,000,000        999,299
Target Corp.
  5.12%, due 7/3/06                                  2,000,000      1,999,431
                                                                 ------------
Total Commercial Paper
  (Cost $17,464,095)                                               17,464,095
                                                                 ------------
FEDERAL AGENCIES (3.2%)
Federal Agricultural Mortgage Corp.
  (Discount Note)
  5.06%, due 7/14/06                                 2,000,000      1,996,345
Federal National Mortgage Association
  (Discount Note)
  5.20%, due 8/7/06                                  3,000,000      2,983,967
Inter-American Development Bank (Discount Note)
  5.12%, due 7/10/06                                 2,000,000      1,997,440
                                                                 ------------
Total Federal Agencies
  (Cost $6,977,752)                                                 6,977,752
                                                                 ------------
REPURCHASE AGREEMENT (4.4%)
Wachovia Capital Market LLC
  5.20%, dated 6/30/06 due 7/5/06
  Proceeds at Maturity $9,337,739 (Collateralized
  by various bonds with a Principal Amount of
  $9,910,000 and a Market Value
  of $9,517,682)                                     9,331,000      9,331,000
                                                                 ------------
Total Repurchase Agreement
  (Cost $9,331,000)                                                 9,331,000
                                                                 ------------
Total Short-Term Investments
  (Cost $33,772,847)                                               33,772,847
                                                                 ------------
Total Investments
  (Cost $222,580,278) (c)                                103.6%   221,623,621(d)
Liabilities in Excess of Cash and Other Assets            (3.6)    (7,803,575)
                                                    ----------   ------------
Net Assets                                               100.0%  $213,820,046
                                                    ==========   ============

(a) Floating Rate Loan--generally pays interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at June 30, 2006. Floating Rate Loans are generally considered restrictive in that the Portfolio is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(b) This security has additional commitments and contingencies. Principal Amount and Value include unfunded commitment. (See Note 5 on page M-387)
(c) The cost stated also represents the aggregate cost for federal tax purposes.
(d)  At June 30, 2006 net unrealized depreciation was
     $956,657, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $128,079 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,084,736.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $222,580,278)                $221,623,621
Cash                                               1,820,387
Receivables:
  Interest                                         1,009,149
  Fund shares sold                                   868,886
Other assets                                           4,544
                                                -------------
    Total assets                                 225,326,587
                                                -------------

LIABILITIES:
Payables:
  Investment securities purchased                 11,276,979
  Manager                                             98,033
  Fund shares redeemed                                40,745
  NYLIFE Distributors                                 33,494
  Shareholder communication                           23,530
  Professional                                        21,940
  Custodian                                            4,771
Accrued expenses                                       7,049
                                                -------------
    Total liabilities                             11,506,541
                                                -------------
Net assets                                      $213,820,046
                                                =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $     37,355
  Service Class                                      179,739
Additional paid-in capital                       214,901,756
Accumulated undistributed net investment
  income                                                 304
Accumulated net realized loss on investments        (342,451)
Net unrealized depreciation on investments          (956,657)
                                                -------------
Net assets                                      $213,820,046
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $ 36,791,399
                                                =============
Shares of capital stock outstanding                3,735,547
                                                =============
Net asset value per share outstanding           $       9.85
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $177,028,647
                                                =============
Shares of capital stock outstanding               17,973,900
                                                =============
Net asset value per share outstanding           $       9.85
                                                =============

 M-144 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 5,116,053
                                                 -----------
EXPENSES:
  Manager                                            457,615
  Distribution and service--Service Class            154,066
  Professional                                        35,958
  Shareholder communication                           18,322
  Portfolio pricing                                   11,254
  Directors                                            2,675
  Custodian                                              515
  Miscellaneous                                          501
                                                 -----------
    Total expenses                                   680,906
                                                 -----------
Net investment income                              4,435,147
                                                 -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                     (50,657)
Net change in unrealized appreciation on
  investments                                     (1,104,614)
                                                 -----------
Net realized and unrealized loss on investments   (1,155,271)
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 3,279,876
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED AND THE PERIOD MAY 2, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2005

                                             2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  4,435,147   $  2,260,856
 Net realized loss on investments         (50,657)      (291,794)
 Net change in unrealized
  appreciation on investments          (1,104,614)       147,957
                                     ---------------------------
 Net increase in net assets
  resulting from operations             3,279,876      2,117,019
                                     ---------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                         (879,527)      (680,097)
   Service Class                       (3,555,316)    (1,581,357)
                                     ---------------------------
 Total dividends to shareholders       (4,434,843)    (2,261,454)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                       12,753,068     24,736,600
   Service Class                       91,124,509     96,482,238
 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Initial Class                          871,660        680,097
   Service Class                        3,528,300      1,581,357
                                     ---------------------------
                                      108,277,537    123,480,292
 Cost of shares redeemed:
   Initial Class                       (1,681,804)      (338,807)
   Service Class                       (9,208,284)    (5,409,486)
                                     ---------------------------
                                      (10,890,088)    (5,748,293)
   Increase in net assets derived
    from capital share transactions    97,387,449    117,731,999
                                     ---------------------------
   Net increase in net assets          96,232,482    117,587,564

NET ASSETS:
Beginning of period                   117,587,564             --
                                     ---------------------------
End of period                        $213,820,046   $117,587,564
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $        304   $         --
                                     ===========================

 M-146 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-147

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                    INITIAL CLASS                       SERVICE CLASS
                                            ------------------------------      ------------------------------
                                            SIX MONTHS      MAY 2, 2005(A)      SIX MONTHS      MAY 2, 2005(A)
                                              ENDED            THROUGH            ENDED            THROUGH
                                             JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                              2006*              2005             2006*              2005
Net asset value at beginning of period       $  9.91           $ 10.00           $   9.91          $ 10.00
                                            ----------      --------------      ----------      --------------
Net investment income                           0.29              0.32               0.28             0.31
Net realized and unrealized loss on
  investments                                  (0.06)            (0.09)             (0.06)           (0.09)
                                            ----------      --------------      ----------      --------------
Total from investment operations                0.23              0.23               0.22             0.22
                                            ----------      --------------      ----------      --------------
Less dividends:
  From net investment income                   (0.29)            (0.32)             (0.28)           (0.31)
                                            ----------      --------------      ----------      --------------
Net asset value at end of period             $  9.85           $  9.91           $   9.85          $  9.91
                                            ==========      ==============      ==========      ==============
Total investment return (b)                     2.40%             2.10%              2.28%            1.91%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         6.00%+            4.76%+             5.75%+           4.51%+
  Net expenses                                  0.69%+            0.84%+             0.94%+           1.09%+
Portfolio turnover rate                            3%               11%                 3%              11%
Net assets at end of period (in 000's)       $36,791           $25,060           $177,029          $92,528

(a)  Commencement of operations.
(b)  Total return is not annualized.
+    Annualized.
*    Unaudited.

 M-148 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------
After Portfolio operating
  expenses                 -0.51%   -0.57%  4.24%   5.61%

(Performance Graph)

                                                                   MAINSTAY VP GOVERNMENT           LEHMAN BROTHERS GOVERNMENT
                                                                         PORTFOLIO                         BOND INDEX
                                                                   ----------------------           --------------------------
6/30/96                                                                    10000                              10000
                                                                           10703                              10740
                                                                           11904                              11948
                                                                           12231                              12312
                                                                           12783                              12929
                                                                           14018                              14265
                                                                           15149                              15521
                                                                           16529                              17281
                                                                           16363                              17047
                                                                           17354                              18180
6/30/06                                                                    17255                              17968


SERVICE CLASS(1)                                                   AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------
After Portfolio operating
  expenses                 -0.63%   -0.86%  3.98%   5.34%

(Performance Graph)

                                                                   MAINSTAY VP GOVERNMENT           LEHMAN BROTHERS GOVERNMENT
                                                                        PORTFOLIO                          BOND INDEX
                                                                   ----------------------           --------------------------
6/30/96                                                                    10000                              10000
                                                                           10677                              10740
                                                                           11845                              11948
                                                                           12140                              12312
                                                                           12657                              12929
                                                                           13844                              14265
                                                                           14924                              15521
                                                                           16244                              17281
                                                                           16041                              17047
                                                                           16971                              18180
6/30/06                                                                    16825                              17968

(Performance Graph)

                                                               SIX      ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                         MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------------------------------------------
Lehman Brothers(R) Government Bond Index*                     -0.89%   -1.16%  4.73%   6.04%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from 7/1/96 through 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-149

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2006, to June 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2006, through June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/06            6/30/06           PERIOD(1)           6/30/06            PERIOD(1)

INITIAL CLASS                         $1,000.00          $994.85             $2.82            $1,022.15             $2.86
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00          $993.60             $4.05            $1,020.90             $4.11
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.57% for Initial Class and 0.82% for Service Class) multiplied by the average account value over the period, divided by 365, and multiplied by 181 (to reflect the one-half year period).

 M-150   MainStay VP Government Portfolio

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                       (PORTFOLIO COMPOSITION PIE CHART)

 88.0%           U.S. Government & Federal Agencies
 15.8            Short-Term Investments (collateral from securities lending is 9.2%)
  3.6            Asset-Backed Securities
  3.0            Mortgage-Backed Securities
  1.6            Corporate Bonds
  0.5            Municipal Bond
-12.5            Liabilities in Excess of Cash and Other Assets

See Portfolio of Investments on page M-154 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  United States Treasury Note, 4.375%, due
     11/15/08
 2.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 4.50%, due 7/1/18
 3.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security), 5.50%, due 1/1/33
 4.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 6/1/33
 5.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 4.50%, due 11/1/18
 6.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.00%, due 11/1/17
 7.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security), 5.00%, due 6/1/33
 8.  Government National Mortgage Association
     (Mortgage Pass-Through Security), 5.00%, due
     4/15/34
 9.  United States Treasury Bond, 6.875%, due 8/15/25
10.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 4/1/21

                                                 www.mainstayfunds.com     M-151

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Gary Goodenough and Joseph Portera of MacKay Shields LLC.

HOW DID MAINSTAY VP GOVERNMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE FIRST HALF OF 2006?

For the six months ended June 30, 2006, MainStay VP Government Portfolio returned -0.51% for Initial Class shares and -0.63% for Service Class shares. Both share classes outperformed the -1.25% return of the average Lipper* Variable Products General U.S. Government Portfolio over the same period. Both share classes also outperformed the -0.89% return of the Lehman Brothers(R) Government Bond Index,* the Portfolio's broad-based securities-market index, for the six months ended June 30, 2006.

WHAT ACCOUNTED FOR THE BOND MARKET'S NEGATIVE RETURNS DURING THE REPORTING
PERIOD?

As interest rates rise, bond prices tend to decline.(1) During the reporting period the Federal Open Market Committee progressively increased the targeted federal funds rate in 25-basis-point increments to 5.25%. (A basis point is one-hundredth of a percentage point.) The total increase during the first half of 2006 was 100 basis points. Treasury yields for maturities between two and 10 years rose roughly three-quarters of that amount and longer-maturity yields rose somewhat less. By historical standards, the slope of the yield curve at the end of June remained relatively flat for periods of tighter monetary policy. Longer-maturity issues remained in relatively strong demand, bolstered by the reintroduction of the 30-year Treasury auction and activity among pension funds, central banks, and other liquidity buyers.

WHAT ACCOUNTED FOR THE PORTFOLIO'S OUTPERFORMANCE IN THIS DIFFICULT MARKET?

Our analysis suggests that the Portfolio was not as exposed to longer-maturity Treasury securities as were many Portfolios in the Lipper* universe. Although this might have detracted from relative performance when the Treasury yield curve flattened, other aspects of the Portfolio's profile were more than able to compensate. We positioned the Portfolio for higher rates, tighter spreads, and lower interest-rate volatility--all of which helped the Portfolio's relative performance. Our duration posture made the Portfolio less sensitive to higher rates than the median peer Portfolio. This positioning also made a positive contribution to performance.

WHAT OTHER DECISIONS DID YOU MAKE THAT STRENGTHENED THE PORTFOLIO'S RELATIVE PERFORMANCE?

To produce incremental yield, we maintained overweighted positions in agency debentures and mortgage-backed securities and we underweighted Treasury securities. We also had a modest exposure to Treasury Inflation-Protected Securities (TIPS), which outperformed similar-duration nominal coupon Treasurys as the price of crude oil rose. The Portfolio also benefited by substituting higher-yielding subordinated agency and callable agency debentures for senior noncallable agency debt. The callable agency debentures, which benefited from lower interest-rate volatility, did especially well.

WHAT TYPES OF MORTGAGE-BACKED SECURITIES DID YOU EMPHASIZE DURING THE REPORTING PERIOD?

We overweighted mortgage-backed securities that were less prone to extension risk, or the risk that duration would lengthen as interest rates rose. Mortgage-backed securities collateralized by 15-year term loans and balloon loans fit this profile. We underweighted Ginnie Mae securities on the belief that they were overvalued, but continued to invest in Fannie Mae and Freddie Mac securities, which benefited the Portfolio as prices realigned. We also bought interest-only mortgage pass-through strips to position the Portfolio in a slowing housing market. To fund the trade, we sold the Portfolio's positions in higher-coupon (7.0% and 7.5%) mortgage-backed securities. Prepayments among these higher-coupon bonds remained surprisingly responsive to rate changes, despite the average age of the securities' collateral.


1. As interest rates decline, bond prices tend to rise.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio's holdings are guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio may invest in derivatives, such as mortgage-related and asset-backed securities, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls and when-issued transactions also present certain risks.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-152   MainStay VP Government Portfolio

HOW DID THE PORTFOLIO'S INVESTMENTS IN OTHER AREAS PERFORM DURING THE REPORTING PERIOD?

Among asset-backed securities, commercial mortgage-backed securities, and investment-grade corporate bonds, spreads were well-contained during the period. As a result, the Portfolio's modestly over-weighted positions in these sectors outperformed duration-matched Treasury securities that would have likely substituted for them in the median peer Portfolio.

During the reporting period, we established a new position in asset-backed floating-rate notes, and the position benefited from higher Treasury rates.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                 www.mainstayfunds.com     M-153

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
LONG-TERM BONDS (96.7%)+
ASSET-BACKED SECURITIES (3.6%)
-------------------------------------------------------------------------------
COMMERCIAL BANKS (0.3%)
Structured Asset Investment Loan Trust
  Series 2006-3, Class A4
  5.413%, due 6/25/36 (a)                           $    810,000   $    809,983
                                                                   ------------

CONSUMER FINANCE (0.6%)
Harley-Davidson Motorcycle Trust
  Series 2002-1, Class A2
  4.50%, due 1/15/10                                   1,158,086      1,156,366
Volkswagen Auto Loan Enhanced Trust
  Series 2003-2, Class A3
  2.27%, due 10/22/07                                    501,860        500,372
                                                                   ------------
                                                                      1,656,738
                                                                   ------------
CONSUMER LOANS (0.6%)
Atlantic City Electric Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                                  1,650,000      1,610,043
                                                                   ------------

DIVERSIFIED FINANCIAL SERVICES (1.8%)
Capital One Master Trust
  Series 2001-5, Class A
  5.30%, due 6/15/09                                   1,350,000      1,350,430
Countrywide Asset-Backed Certificates
  Series 2005-13, Class 3AV1
  5.413%, due 4/25/36 (a)                              1,226,523      1,226,714
Massachusetts RRB Special Purpose Trust
  Series 2001-1, Class A
  6.53%, due 6/1/15                                    2,207,757      2,274,797
                                                                   ------------
                                                                      4,851,941
                                                                   ------------
ELECTRIC (0.3%)
Public Service New Hampshire Funding LLC Pass
  Through Certificates
  Series 2002-1, Class A
  4.58%, due 2/1/10                                      692,194        686,633
                                                                   ------------
Total Asset-Backed Securities
  (Cost $9,598,335)                                                   9,615,338
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (1.6%)
-------------------------------------------------------------------------------
ELECTRIC (0.7%)
Kiowa Power Partners LLC
  Series B
  5.737%, due 3/30/21 (b)                           $  2,000,000   $  1,855,460
                                                                   ------------

INSURANCE (0.5%)
Fund American Cos., Inc.
  5.875%, due 5/15/13                                  1,340,000      1,285,725
                                                                   ------------

MEDIA (0.4%)
TCI Communications, Inc.
  8.75%, due 8/1/15                                    1,060,000      1,211,123
                                                                   ------------
Total Corporate Bonds
  (Cost $4,678,026)                                                   4,352,308
                                                                   ------------

MORTGAGE-BACKED SECURITIES (3.0%)
-------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (3.0%)
Banc of America Commercial Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45                                 1,630,000      1,583,860
Citigroup Commercial Mortgage Trust
  Series 2005-EMG, Class A1
  4.154%, due 9/20/51 (b)                              1,371,890      1,333,079
  Series 2004-C2, Class A5
  4.733%, due 10/15/41                                 3,000,000      2,780,595
Commercial Mortgage Pass-Through Certificates
  Series 2006-C7, Class A4
  5.769%, due 6/10/46 (a)                                530,000        527,478
GS Mortgage Securities Corp. II
  Series 2001-ROCK, Class A1
  6.22%, due 5/3/18 (b)                                1,854,696      1,876,317
                                                                   ------------
Total Mortgage-Backed Securities
  (Cost $8,476,009)                                                   8,101,329
                                                                   ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 M-154 MainStay VP Government Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
MUNICIPAL BOND (0.5%)
-------------------------------------------------------------------------------
TEXAS (0.5%)
Harris County Texas Industrial Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)                            $  1,280,000   $  1,249,869
                                                                   ------------
Total Municipal Bond
  (Cost $1,299,310)                                                   1,249,869
                                                                   ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (88.0%)
-------------------------------------------------------------------------------
FANNIE MAE
  (COLLATERALIZED MORTGAGE OBLIGATION) (1.0%)
  Series 2006-B1, Class AB
  6.00%, due 6/25/16 (c)                               2,700,000      2,691,036
                                                                   ------------

FANNIE MAE GRANTOR TRUST
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.5%)
  Series 2003-T1, Class B
  4.491%, due 11/25/12 (c)                             2,660,000      2,504,098
  Series 1998-M6, Class A2
  6.32%, due 8/15/08 (c)(d)                            4,179,015      4,216,616
                                                                   ------------
                                                                      6,720,714
                                                                   ------------
FANNIE MAE STRIP
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.3%)
  Series 360, Class 2
  5.00%, due 8/1/35                                    2,395,015        632,840
  Series 361, Class 2
  6.00%, due 10/1/35                                     534,346        136,189
                                                                   ------------
                                                                        769,029
                                                                   ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (3.2%)
  3.625%, due 9/15/08 (c)                              3,530,000      3,397,403
  4.75%, due 11/17/15 (c)                              1,395,000      1,317,219
  5.25%, due 11/5/12 (c)                               4,100,000      3,975,077
                                                                   ------------
                                                                      8,689,699
                                                                   ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (11.4%)
  3.00%, due 8/1/10 (c)                                2,150,966      2,012,645
  5.00%, due 1/1/20 (c)                                4,141,361      3,992,177
V    5.00%, due 6/1/33 (c)                             7,711,777      7,236,713
  5.00%, due 8/1/33 (c)                                3,748,778      3,517,859
  5.00%, due 5/1/36 (c)                                2,827,012      2,640,371
V    5.50%, due 1/1/33 (c)                            11,731,955     11,318,148
                                                                   ------------
                                                                     30,717,913
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (5.8%)
  4.375%, due 7/17/13                                  3,725,000      3,468,362
  5.25%, due 8/1/12 (c)                                4,850,000      4,738,756
  6.625%, due 11/15/30 (e)                             4,685,000      5,305,299

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
  7.00%, due 6/29/26                                $  2,000,000   $  1,990,966
                                                                   ------------
                                                                     15,503,383
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (35.7%)
  3.355%, due 4/1/34 (a)(c)                            3,134,980      3,098,489
V    4.50%, due 7/1/18 (c)                            12,181,880     11,540,997
V    4.50%, due 11/1/18 (c)                            8,811,684      8,348,105
V    5.00%, due 11/1/17 (c)                            7,678,635      7,412,203
  5.00%, due 1/1/36 (c)                                5,980,492      5,594,002
  5.50%, due 11/1/17 (c)                               5,120,803      5,036,051
  5.50%, due 6/1/19 (c)                                2,752,825      2,704,355
  5.50%, due 11/1/19                                   2,612,422      2,566,424
V    5.50%, due 4/1/21 (c)                             6,390,000      6,273,416
  5.50%, due 8/1/21 TBA (f)                            3,135,000      3,074,259
V    5.50%, due 6/1/33 (c)                            10,036,880      9,682,582
  5.50%, due 12/1/33 (c)                               5,239,353      5,054,406
  6.00%, due 12/1/16 (c)                                 405,394        406,864
  6.00%, due 1/1/33 (c)                                1,664,730      1,644,670
  6.00%, due 3/1/33 (c)                                2,197,190      2,169,312
  6.00%, due 9/1/34 (c)                                  240,025        236,719
  6.00%, due 9/1/35 (c)                                3,815,498      3,759,040
  6.00%, due 10/1/35 (c)                                 555,821        547,497
  6.00%, due 4/1/36 (c)                                6,266,654      6,172,812
  6.00%, due 6/1/36 (c)                                6,245,000      6,147,617
  6.00%, due 8/1/36 TBA (f)                            3,810,000      3,745,706
  6.50%, due 10/1/31 (c)                                 587,488        592,846
  6.50%, due 7/1/32 (c)                                  262,952        265,273
                                                                   ------------
                                                                     96,073,645
                                                                   ------------
FREDDIE MAC STRIP
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.2%)
  Series 231, Class IO
  5.50%, due 8/1/35                                    2,164,221        586,540
                                                                   ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATION) (1.2%)
  Series 2006-32
  5.079%, due 7/16/35                                  3,400,000      3,336,182
                                                                   ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (4.3%)
V    5.00%, due 4/15/34 (c)                            7,084,987      6,713,349
  6.00%, due 8/15/32 (c)                               1,323,724      1,315,119
  6.00%, due 10/15/32 (c)                              1,834,677      1,822,674
  6.50%, due 7/15/28 (c)                                 221,295        224,710
  6.50%, due 8/15/28 (c)                                 294,721        299,242
  6.50%, due 7/15/32 (c)                               1,304,365      1,321,753
                                                                   ------------
                                                                     11,696,847
                                                                   ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
-------------------------------------------------------------------------------
HVIDE VAN OMMEREN TANKERS LLC (1.8%)
  Series I
  7.54%, due 12/14/23 (g)                           $  2,333,000   $  2,421,187
  Series II
  7.54%, due 12/14/23 (g)                              2,312,000      2,399,394
                                                                   ------------
                                                                      4,820,581
                                                                   ------------
OVERSEAS PRIVATE INVESTMENT CORP. (1.1%)
  5.142%, due 12/15/23 (g)                             3,100,000      2,957,989
                                                                   ------------

TENNESSEE VALLEY AUTHORITY (1.4%)
  4.65%, due 6/15/35 (g)                               4,395,000      3,778,197
                                                                   ------------
UNITED STATES TREASURY BONDS (4.0%)
  6.25%, due 5/15/30 (c)                               3,965,000      4,490,981
V    6.875%, due 8/15/25 (e)                           5,305,000      6,290,568
                                                                   ------------
                                                                     10,781,549
                                                                   ------------
UNITED STATES TREASURY NOTES (14.1%)
  2.00%, due 7/15/14 T.I.P. (h)                        3,206,040      3,087,442
  3.125%, due 1/31/07 (e)                                265,000        261,719
  3.625%, due 4/30/07 (c)                              3,570,000      3,521,469
  3.875%, due 2/15/13 (e)                                880,000        819,156
V    4.375%, due 11/15/08 (e)                         30,955,000     30,425,391
                                                                   ------------
                                                                     38,115,177
                                                                   ------------
Total U.S. Government & Federal Agencies
  (Cost $244,775,146)                                               237,238,481
                                                                   ------------
Total Long-Term Bonds
  (Cost $268,826,826)                                               260,557,325
                                                                   ------------
SHORT-TERM INVESTMENTS (15.8%)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (2.8%)
Barton Capital LLC
  5.272%, due 7/21/06 (i)                                354,471        354,471
Clipper Receivables Corp.
  5.094%, due 7/5/06 (i)                                 354,471        354,471
Compass Securitization Corp.
  5.331%, due 7/24/06 (i)                                524,648        524,648
Fairway Finance Corp.
  5.268%, due 7/6/06 (i)                                 531,706        531,706
Falcon Asset Securitization Corp.
  5.099%, due 7/6/06 (i)                                 531,706        531,706
Grampian Funding LLC
  5.266%, due 7/13/06 (i)                                531,706        531,706
Kitty Hawk Funding Corp.
  5.161%, due 7/10/06 (i)                                531,706        531,706

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Liberty Street Funding Corp.
  5.082%, due 7/3/06 (i)                            $    531,706   $    531,706
  5.239%, due 7/24/06 (i)                                886,177        886,177
Ranger Funding LLC
  5.265%, due 8/1/06 (i)                                 519,862        519,862
Sheffield Receivables Corp.
  5.252%, due 7/18/06 (i)                                531,706        531,706
  5.31%, due 7/11/06 (i)                                 531,706        531,706
Silver Tower U.S. Funding
  5.335%, due 7/31/06 (i)                                602,600        602,600
Yorktown Capital LLC
  5.272%, due 7/20/06 (i)                                705,397        705,397
                                                                   ------------
Total Commercial Paper
  (Cost $7,669,568)                                                   7,669,568
                                                                   ------------
FEDERAL AGENCY (6.6%)
Federal National
  Mortgage Association
  (Discount Note)
  5.00%, due 7/5/06 (c)                               17,665,000     17,655,186
                                                                   ------------
Total Federal Agency
  (Cost $17,655,186)                                                 17,655,186
                                                                   ------------

                                                          SHARES
INVESTMENT COMPANY (1.2%)
BGI Institutional Money Market Fund (i)                3,202,972      3,202,972
                                                                   ------------
Total Investment Company
  (Cost $3,202,972)                                                   3,202,972
                                                                   ------------
                                                       PRINCIPAL
                                                          AMOUNT
REPURCHASE AGREEMENT (0.3%)
Morgan Stanley & Co.
  5.42%, dated 6/30/06
  due 7/3/06
  Proceeds at Maturity $673,798
  (Collateralized by various bonds with a
  Principal Amount of
  $792,283 and a Market Value
  of $693,513) (i)                                  $    673,494        673,494
                                                                   ------------
Total Repurchase Agreement
  (Cost $673,494)                                                       673,494
                                                                   ------------
TIME DEPOSITS (4.9%)
Bank of America Corp.
  5.27%, due 7/25/06 (a)(i)                            1,417,883      1,417,883

 M-156 MainStay VP Government Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-------------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Calyon
  5.265%, due 8/2/06 (i)                            $  1,240,648   $  1,240,648
Credit Suisse First Boston Corp.
  5.305%, due 7/27/06 (i)                              1,240,648      1,240,648
Fortis Bank
  5.26%, due 7/7/06 (i)                                1,240,647      1,240,647
Skandinaviska Enskilda Banken AB
  5.08%, due 7/5/06 (i)                                1,595,118      1,595,118
Societe Generale North America, Inc.
  5.313%, due 7/3/06 (i)                               3,143,115      3,143,115
Toronto Dominion Bank
  5.30%, due 7/26/06 (i)                               1,417,883      1,417,883
UBS AG
  5.10%, due 7/7/06 (i)                                  708,941        708,941
Wells Fargo Bank N.A.
  5.22%, due 7/6/06 (i)                                1,240,648      1,240,648
                                                                   ------------
Total Time Deposits
  (Cost $13,245,531)                                                 13,245,531
                                                                   ------------
Total Short-Term Investments
  (Cost $42,446,751)                                                 42,446,751
                                                                   ------------
Total Investments
  (Cost $311,273,577) (j)                                  112.5%   303,004,076(k)
Liabilities in Excess of
  Cash and Other Assets                                    (12.5)   (33,605,257)
                                                    ------------   ------------
Net Assets                                                 100.0%  $269,398,819
                                                    ============   ============

(a)  Floating rate. Rate shown is the rate in effect at June
     30, 2006.
(b)  May be sold to institutional investors only.
(c)  Segregated as collateral for TBAs.
(d)  ACES--Alternative Credit Enhancement Structure.
(e) Represents security, or a portion thereof, which is out on loan.
(f) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at June 30, 2006 is $6,819,965.
(g)  United States Government Guaranteed Security.
(h) Treasury Inflation Indexed Security--Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price
     Index-Urban Consumers.
(i) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(j) The cost stated also represents the aggregate cost for federal income tax purposes.
(k)  At June 30, 2006, net unrealized depreciation was
     $8,269,501 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $339,457 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $8,608,958.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost
  $311,273,577) including $24,251,798 market
  value of securities loaned                    $303,004,076
Cash                                                   2,978
Receivables:
  Interest                                         1,551,847
  Fund shares sold                                   143,169
Other assets                                          10,169
                                                -------------
    Total assets                                 304,712,239
                                                -------------

LIABILITIES:
Securities lending collateral                     24,791,565
Payables:
  Investment securities purchased                 10,215,931
  Fund shares redeemed                                94,638
  Adviser                                             66,551
  Shareholder communication                           54,613
  Administrator                                       44,367
  Professional                                        20,188
  NYLIFE Distributors                                 12,875
  Custodian                                            7,210
Accrued expenses                                       5,482
                                                -------------
    Total liabilities                             35,313,420
                                                -------------
Net assets                                      $269,398,819
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    196,568
  Service Class                                       60,753
Additional paid-in capital                       274,604,598
Accumulated undistributed net investment
  income                                           8,535,691
Accumulated net realized loss on investments      (5,729,290)
Net unrealized depreciation on investments        (8,269,501)
                                                -------------
Net assets                                      $269,398,819
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $205,985,975
                                                =============
Shares of capital stock outstanding               19,656,753
                                                =============
Net asset value per share outstanding           $      10.48
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 63,412,844
                                                =============
Shares of capital stock outstanding                6,075,274
                                                =============
Net asset value per share outstanding           $      10.44
                                                =============

 M-158 MainStay VP Government Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 6,844,733
  Income from securities loaned--net                   9,239
                                                 -----------
    Total income                                   6,853,972
                                                 -----------
EXPENSES:
  Advisory                                           415,013
  Administration                                     276,675
  Distribution and service--Service Class             75,595
  Professional                                        41,674
  Shareholder communication                           32,663
  Custodian                                            9,832
  Directors                                            7,275
  Miscellaneous                                        4,611
                                                 -----------
    Total expenses                                   863,338
                                                 -----------
Net investment income                              5,990,634
                                                 -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                  (1,025,284)
Net change in unrealized depreciation on
  investments                                     (6,492,631)
                                                 -----------
Net realized and unrealized loss on investments   (7,517,915)
                                                 -----------
Net decrease in net assets resulting from
  operations                                     $(1,527,281)
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2005

                                             2006           2005
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $  5,990,634   $ 11,262,012
 Net realized gain (loss) on
  investments                          (1,025,284)       110,787
 Net change in unrealized
  appreciation (depreciation) on
  investments                          (6,492,631)    (4,415,424)
                                     ---------------------------
 Net increase (decrease) in net
  assets resulting from operations     (1,527,281)     6,957,375
                                     ---------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                               --     (7,357,565)
   Service Class                               --     (1,752,105)
                                     ---------------------------
 Total dividends to shareholders               --     (9,109,670)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        4,943,108     11,001,160
   Service Class                        9,796,131     23,621,763
 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Initial Class                               --      7,357,565
   Service Class                               --      1,752,105
                                     ---------------------------
                                       14,739,239     43,732,593
 Cost of shares redeemed:
   Initial Class                      (29,312,225)   (61,155,695)
   Service Class                       (4,253,098)    (6,431,249)
                                     ---------------------------
                                      (33,565,323)   (67,586,944)
   Decrease in net assets derived
    from capital share transactions   (18,826,084)   (23,854,351)
                                     ---------------------------
   Net decrease in net assets         (20,353,365)   (26,006,646)

NET ASSETS:
Beginning of period                   289,752,184    315,758,830
                                     ---------------------------
End of period                        $269,398,819   $289,752,184
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $  8,535,691   $  2,545,057
                                     ===========================

 M-160 MainStay VP Government Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-161

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                             INITIAL CLASS
                                            --------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                           YEAR ENDED DECEMBER 31,
                                              2006*           2005          2004          2003          2002          2001
Net asset value at beginning of period       $  10.53       $  10.63      $  10.73      $  11.05      $  10.35      $  10.11
                                            ----------      --------      --------      --------      --------      --------
Net investment income                            0.23(b)        0.40(b)       0.45          0.36(b)       0.31          0.42
Net realized and unrealized gain (loss) on
  investments                                   (0.28)         (0.15)        (0.09)        (0.15)         0.71          0.25
                                            ----------      --------      --------      --------      --------      --------
Total from investment operations                (0.05)          0.25          0.36          0.21          1.02          0.67
                                            ----------      --------      --------      --------      --------      --------
Less dividends:
  From net investment income                       --          (0.35)        (0.46)        (0.53)        (0.32)        (0.43)
                                            ----------      --------      --------      --------      --------      --------
Net asset value at end of period             $  10.48       $  10.53      $  10.63      $  10.73      $  11.05      $  10.35
                                            ==========      ========      ========      ========      ========      ========
Total investment return                         (0.51%)(c)      2.38%(d)      3.33%         1.88%         9.85%         6.64%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          4.38%+         3.75%         3.63%         3.25%         3.94%         5.01%
  Net expenses                                   0.57%+         0.43%         0.59%         0.59%         0.59%         0.60%
  Expenses (before reimbursement)                0.57%+         0.56%         0.59%         0.59%         0.59%         0.60%
Portfolio turnover rate                            64%(f)        171%(f)       113%          106%          146%          137%
Net assets at end of period (in 000's)       $205,986       $231,485      $275,674      $359,332      $432,816      $223,387

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     2.23% and 1.97% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(e)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
(f)  The portfolio turnover rate not including dollar rolls is 31% and 50% for the six months ended June 30, 2006 and year ended December 31, 2005, respectively.
+    Annualized.
*    Unaudited.

 M-162 MainStay VP Government Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                SERVICE CLASS
------------------------------------------------------------------------------
    SIX MONTHS                                                 JUNE 4, 2003(A)
      ENDED                                                        THROUGH
     JUNE 30,              YEAR ENDED DECEMBER 31,              DECEMBER 31,
      2006*             2005                    2004                2003
     $ 10.50           $ 10.61                 $ 10.72             $ 11.42
    ----------         -------                 -------         ---------------
        0.22(b)           0.38(b)                 0.44                0.21(b)
       (0.28)            (0.16)                  (0.11)              (0.39)
    ----------         -------                 -------         ---------------
       (0.06)             0.22                    0.33               (0.18)
    ----------         -------                 -------         ---------------
          --             (0.33)                  (0.44)              (0.52)
    ----------         -------                 -------         ---------------
     $ 10.44           $ 10.50                 $ 10.61             $ 10.72
    ==========         =======                 =======         ===============
       (0.63%)(c)         2.08%(d)                3.07%              (1.63%)(c)
        4.13%+            3.50%                   3.38%               3.00%+(e)
        0.82%+            0.68%                   0.84%               0.84%+
        0.82%+            0.81%                   0.84%               0.84%+
          64%(f)           171%(f)                 113%                106%
     $63,413           $58,267                 $40,085             $13,521

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP GROWTH ALLOCATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS
--------------------------------------------------------------------------------

                                                                 SINCE
AVERAGE ANNUAL                                                 INCEPTION
TOTAL RETURNS                                                  (2/13/06)
------------------------------------------------------------------------
After Portfolio operating expenses                               0.56%

SERVICE CLASS
--------------------------------------------------------------------------------

                                                                 SINCE
AVERAGE ANNUAL                                                 INCEPTION
TOTAL RETURNS                                                  (2/13/06)
------------------------------------------------------------------------
After Portfolio operating expenses                               0.47%

                                                                SINCE
BENCHMARK PERFORMANCE                                         INCEPTION
Growth Allocation Benchmark*                                    1.98%
S&P 500(R) Index*                                               0.99%
MSCI EAFE(R) Index*                                             5.96%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-164   MainStay VP Growth Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GROWTH ALLOCATION
PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the period from February 13, 2006, to June 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the since inception period and held for the entire period from February 13, 2006, through June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                             ENDING ACCOUNT
                                                       ENDING ACCOUNT                         VALUE (BASED
                                                        VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING          ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT          RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE            EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                           2/13/06(1)          6/30/06           PERIOD(2)           6/30/06            PERIOD(2)

INITIAL CLASS                         $1,000.00          $1,005.25            $0.95            $1,023.75             $0.96
----------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00          $1,004.10            $1.89            $1,022.50             $1.91
----------------------------------------------------------------------------------------------------------------------------

1. Commencement of operations.
2. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.25% for Initial Class and 0.50% for Service Class) multiplied by the average account value over the period, divided by 365, and multiplied by 138 (to reflect the period since inception).



                                                   www.mainstayfunds.com   M-165

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                       (PORTFOLIO COMPOSITION PIE CHART)

99.1%           Affiliated Investment Companies
 0.9            Cash and Other Assets, Less Liabilities

See Portfolio of Investments on page M-169 for specific holdings within these categories.

 M-166 MainStay VP Growth Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Tony Elavia and Devon McCormick, CFA, of New York Life Investment Management LLC.

HOW DID MAINSTAY VP GROWTH ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FROM FEBRUARY 13 THROUGH JUNE 30, 2006?

From February 13 through June 30, 2006, MainStay VP Growth Allocation Portfolio returned 0.56% for Initial Class shares and 0.47% for Service Class shares. Both share classes underperformed the 0.74% return of the average Lipper* Variable Products Multi-Cap Core Portfolio. The Portfolio underperformed the 1.98% return of the Portfolio's Growth Allocation Benchmark,* the Portfolio's broad-based securities-market index, from February 13 through June 30, 2006.(1)

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE FROM FEBRUARY 13 THROUGH JUNE 30, 2006?

The Portfolio's performance trailed that of its benchmark primarily because of our recent preference for faster-growth companies. Since growth stocks tend to be more sensitive to inflation expectations than value stocks, the growth-equity component struggled as the prices of commodities rose, the value of the dollar declined, and the direction of interest rates remained uncertain.

HOW DID YOU POSITION THE PORTFOLIO FROM FEBRUARY 13 THROUGH JUNE 30, 2006?

All of the Portfolio's Underlying Portfolios were purchased during the reporting period. During that time frame, we moved toward larger companies with more of a growth bias. While our intent was to move away from potentially overvalued small-cap stocks and value-oriented companies, the strategy had mixed results. Large-cap names excelled as the reporting period progressed. Growth stocks, however, have continued to lag value equities.

DURING THE REPORTING PERIOD, WHICH UNDERLYING PORTFOLIOS HAD THE HIGHEST TOTAL RETURNS AND WHICH ONES HAD THE LOWEST TOTAL RETURNS?

In terms of total return, MainStay VP International Equity Portfolio was by far the best-performing Underlying Portfolio from February 13 through June 30, 2006. MainStay VP Mid Cap Growth Portfolio and MainStay VP Value Portfolio trailed a few percentage points behind. MainStay VP Large Cap Growth Portfolio and MainStay VP Capital Appreciation Portfolio (also large-cap-growth-oriented) were among the worst-performing Underlying Portfolios during the reporting period. In all cases, performance was much stronger during the first six weeks of Portfolio operations than during the second quarter. The performance shift was especially evident among Underlying Portfolios that invested in small-cap stocks.


1. Performance for Initial Class and Service Class shares and the Portfolio's benchmark, the Growth Allocation Benchmark,* are calculated from inception (2/13/06) through 6/30/06. Performance for the average Lipper* Variable Products Multi-Cap Core Portfolio is calculated from February 8, 2006, to June 30, 2006.

The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying MainStay Portfolios as well as the performance of those Underlying Portfolios. The Underlying Portfolios' performance may be lower than the performance of the asset class or classes the Underlying Portfolios were selected to represent. The Portfolio is indirectly subject to the investment risks of each Underlying Portfolio held. Principal risks of the Underlying Portfolios are described below.

MainStay VP Growth Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios. The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will indirectly bear fees and expenses charged by the Underlying Portfolios in which the Portfolio invests in addition to the Portfolio's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount, and character of distributions to the client and may increase taxes payable by the client.

The Portfolio may invest more than 25% of its assets in one Underlying Portfolio, which may significantly affect the net asset value of the Portfolio.

- Stocks and bonds can decline because of adverse issuer, market, regulatory, or economic developments.
- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.
- High-yield securities carry higher risks, and some of the underlying Portfolios' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                   www.mainstayfunds.com   M-167

DURING THE REPORTING PERIOD, WHICH UNDERLYING PORTFOLIOS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH ONES DETRACTED THE MOST?

A position in MainStay VP International Equity Portfolio was the most significant positive contributor to performance during the reporting period by a decisive margin, although a position in MainStay VP Mid Cap Growth Portfolio also added to returns. On the downside, positions in MainStay VP Developing Growth Portfolio and MainStay VP Capital Appreciation Portfolio both had a negative impact on performance for the reporting period.


- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume, and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have product lines that are more limited than those of larger-capitalization companies.
- There are additional risks associated with investing in mid-cap securities. Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.
- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

Before making an investment in the Portfolio, you should consider all the risks associated with it.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-168 MainStay VP Growth Allocation Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED


                                                      SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES (99.1%)+
--------------------------------------------------------------------------
EQUITY FUNDS (99.1%)
MainStay VP Basic Value Portfolio                    175,825   $ 2,144,498
MainStay VP Capital Appreciation Portfolio            46,417     1,073,809
MainStay VP Common
  Stock Portfolio                                    482,016    10,734,708
MainStay VP Developing Growth Portfolio (a)           84,205       931,241
MainStay VP Income & Growth Portfolio                 87,861     1,070,707
MainStay VP International Equity Portfolio           426,037     6,796,733
MainStay VP Large Cap Growth Portfolio               543,407     6,282,806
MainStay VP Mid Cap
  Core Portfolio                                     275,949     3,983,821
MainStay VP S&P 500
  Index Portfolio                                     24,727       640,503
MainStay VP Small Cap Growth Portfolio                 2,472        29,240
                                                               -----------
Total Affiliated Investment Companies
  (Cost $33,628,921) (b)                                99.1%   33,688,066(c)
Cash and Other Assets, Less Liabilities                  0.9       321,708
                                                    --------   -----------
Net Assets                                             100.0%  $34,009,774
                                                    ========   ===========

+    Percentages indicated are based on Portfolio net assets.
(a)  Non-income producing.
(b)  The cost stated also represents the aggregate cost for federal income tax purposes.
(c)  At June 30, 2006 net unrealized appreciation was $59,145 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $190,662 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of
     $131,517.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $33,628,921)         $33,688,066
Cash                                                 734,017
Receivables:
  Fund shares sold                                   352,163
  Interest                                             1,102
  Manager                                                852
Unamortized offering costs                            13,961
Other assets                                              18
                                                 ------------
    Total assets                                  34,790,179
                                                 ------------

LIABILITIES:
Payables:
  Investment securities purchased                    734,017
  Offering costs                                      18,529
  Professional                                        14,872
  NYLIFE Distributors                                  5,232
  Shareholder communication                            3,692
  Custodian                                            1,790
  Directors                                              493
  Fund shares redeemed                                    86
Accrued expenses                                       1,694
                                                 ------------
    Total liabilities                                780,405
                                                 ------------
Net assets                                       $34,009,774
                                                 ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                  $     3,213
  Service Class                                       30,636
Additional paid-in capital                        34,366,904
Net investment loss                                  (23,230)
Net realized loss on investments                    (426,894)
Net unrealized appreciation on investments            59,145
                                                 ------------
Net assets                                       $34,009,774
                                                 ============
INITIAL CLASS
Net assets applicable to outstanding shares      $ 3,230,904
                                                 ============
Shares of capital stock outstanding                  321,316
                                                 ============
Net asset value per share outstanding            $     10.06
                                                 ============
SERVICE CLASS
Net assets applicable to outstanding shares      $30,778,870
                                                 ============
Shares of capital stock outstanding                3,063,614
                                                 ============
Net asset value per share outstanding            $     10.05
                                                 ============

 M-170 MainStay VP Growth Allocation Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS

FOR THE PERIOD FEBRUARY 13, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                         $   4,116
                                                   ---------
EXPENSES:
  Professional                                        14,872
  Distribution and service--Service Class             13,004
  Offering                                             8,337
  Shareholder communication                            3,692
  Custodian                                            3,571
  Directors                                              973
  Miscellaneous                                        1,892
                                                   ---------
    Total expenses before reimbursement               46,341
  Expense reimbursement from Manager                 (18,995)
                                                   ---------
    Net expenses                                      27,346
                                                   ---------
Net investment loss                                  (23,230)
                                                   ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on affiliated investment
  company transactions                              (426,894)
Net unrealized appreciation on investments            59,145
                                                   ---------
Net realized and unrealized loss on investments     (367,749)
                                                   ---------
Net decrease in net assets resulting from
  operations                                       $(390,979)
                                                   =========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD FEBRUARY 13, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JUNE 30, 2006 UNAUDITED

                                                        2006
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                             $   (23,230)
 Net realized loss on investments                   (426,894)
 Net unrealized appreciation on investments           59,145
                                                 -----------
 Net decrease in net assets resulting from
  operations                                        (390,979)
                                                 -----------
 Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                                   3,298,848
   Service Class                                  31,579,607
                                                 -----------
                                                  34,878,455
 Cost of shares redeemed:
   Initial Class                                     (35,740)
   Service Class                                    (441,962)
                                                 -----------
                                                    (477,702)
 Increase in net assets derived from capital
  share transactions                              34,400,753
                                                 -----------
 Net increase in net assets                       34,009,774

NET ASSETS:
Beginning of period                                       --
                                                 -----------
End of period                                    $34,009,774
                                                 ===========
Net investment loss at end of period             $   (23,230)
                                                 ===========

 M-172 MainStay VP Growth Allocation Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-173

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                            INITIAL CLASS          SERVICE CLASS
                                            -------------          -------------
                                            FEBRUARY 13,           FEBRUARY 13,
                                               2006(A)                2006(A)
                                               THROUGH                THROUGH
                                              JUNE 30,               JUNE 30,
                                                2006*                  2006*
Net asset value at beginning of period         $10.00                 $ 10.00
                                            -------------          -------------
Net investment loss                             (0.00)(b)               (0.01)
Net realized and unrealized gain on
  investments                                    0.06 (c)                0.06 (c)
                                            -------------          -------------
Total from investment operations                 0.06                    0.05
                                            -------------          -------------
Net asset value at end of period               $10.06                 $ 10.05
                                            =============          =============
Total investment return                          0.56%(d)                0.47%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                           (0.17%)+                (0.42%)+
  Net expenses                                   0.25%+                  0.50%+
  Expenses (before reimbursement)                0.58%+                  0.83%+
Portfolio turnover rate                            45%                     45%
Net assets at end of period (in 000's)         $3,231                 $30,779

(a)  Commencement of operations.
(b)  Less than one cent per share.
(c)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain on investments due to the timing of purchases and redemptions of
     Portfolio shares in relation to fluctuating market values of the investments of the
     Portfolio during the period.
(d)  Total return is not annualized.
+    Annualized.
*    Unaudited.

 M-174 MainStay VP Growth Allocation Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX     ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR   YEARS   YEARS
--------------------------------------------------------
After Portfolio operating
  expenses                  3.29%   6.32%  11.22%  8.85%

(PERFORMANCE GRAPH)

                                                                   MAINSTAY VP HIGH YIELD
                                                                  CORPORATE BOND PORTFOLIO       CREDIT SUISSE HIGH YIELD INDEX
                                                                  ------------------------       ------------------------------
6/30/96                                                                    10000                              10000
                                                                           11569                              11467
                                                                           12903                              12726
                                                                           13893                              12618
                                                                           14450                              12568
                                                                           13719                              12529
                                                                           14001                              12732
                                                                           17272                              15376
                                                                           19986                              17181
                                                                           21957                              18916
6/30/06                                                                    23345                              19866


SERVICE CLASS(1)                                                   AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL        SIX     ONE    FIVE     TEN
RETURNS                    MONTHS   YEAR   YEARS   YEARS
--------------------------------------------------------
After Portfolio operating
  expenses                  3.16%   6.03%  10.95%  8.59%

(PERFORMANCE GRAPH)

                                                                 MAINSTAY VP HIGH YIELD
                                                                CORPORATE BOND PORTFOLIO         CREDIT SUISSE HIGH YIELD INDEX
                                                                ------------------------         ------------------------------
6/30/96                                                                    10000                              10000
                                                                           11542                              11467
                                                                           12843                              12726
                                                                           13796                              12618
                                                                           14315                              12568
                                                                           13561                              12529
                                                                           13808                              12732
                                                                           16996                              15376
                                                                           19619                              17181
                                                                           21501                              18916
6/30/06                                                                    22797                              19866


                                                               SIX     ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                         MONTHS   YEAR   YEARS   YEARS
-------------------------------------------------------------------------------------------

Credit Suisse High Yield Index*                                3.49%   5.02%  9.66%   7.11%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from 7/1/96 through 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-175

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2006, to June 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2006, through June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/06            6/30/06           PERIOD(1)           6/30/06            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,032.95            $2.77            $1,022.25             $2.76
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,031.70            $4.03            $1,021.00             $4.01
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.55% for Initial Class, 0.80% for Service Class) multiplied by the average account value over the period, divided by 365, and multiplied by 181 (to reflect the one-half year period).

 M-176   MainStay VP High Yield Corporate Bond Portfolio

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                       (PORTFOLIO COMPOSITION PIE CHART)

67.1%           Corporate Bonds
20.6            Short-Term Investments (collateral from securities lending is 5.0%)
 5.2            Foreign Bonds
 3.8            Loan Assignments & Participations
 3.6            Convertible Bonds
 1.7            Yankee Bonds
 1.5            Preferred Stocks
 0.9            Common Stocks
 0.7            Asset-Backed Securities
 0.4            Convertible Preferred Stocks
0.0*            Warrants
-5.5            Liabilities in Excess of Cash and Other Assets

* Less than one tenth of a percent.

See Portfolio of Investments on page M-180 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  General Motors Acceptance Corp., 8.00%, due
     11/1/31
 2.  Calpine Corp., 8.50%, due 7/15/10
 3.  El Paso Production Holding Co., 7.75%, due
     6/1/13
 4.  Sovereign Real Estate Investment Corp., 12.00%
 5.  Goodyear Tire & Rubber Co. (The), 11.25%, due
     3/1/11
 6.  AES Corp. (The), 9.00%, due 5/15/15
 7.  INVISTA, 9.25%, due 5/1/12
 8.  American Real Estate Partners, L.P./American
     Real Estate Finance Corp., 7.125%, due 2/15/13
 9.  Rainbow National Services LLC, 10.375%, due
     9/1/14
10.  Nortel Networks Corp., 4.25%, due 9/1/08

                                                 www.mainstayfunds.com     M-177

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio J. Matthew Philo, CFA, of MacKay Shields LLC.

HOW DID MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE FIRST SIX MONTHS OF 2006?

For the six months ended June 30, 2006, MainStay VP High Yield Corporate Bond Portfolio returned 3.29% for Initial Class shares and 3.16% for Service Class shares. Both share classes outperformed the 2.39% return of the average Lipper* Variable Products High Current Yield Portfolio over the same period. Both share classes underperformed the 3.49% return of the Credit Suisse High Yield Index,* the Portfolio's broad-based securities-market index, for the six months ended June 30, 2006.

DURING THE REPORTING PERIOD, WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE?

The Portfolio's performance relative to its peers and its benchmark was the result of our bottom-up investment style, which focuses on individual companies to determine risk-group weightings in the context of historical yield spreads. Throughout the reporting period, the Portfolio was underweighted among higher-risk high-yield credits, because we felt that their yields provided insufficient compensation for the additional risks the securities entailed.

HOW DID YOU POSITION THE PORTFOLIO DURING THE REPORTING PERIOD?

Since we are bottom-up investors, traditional fixed-income strategies such as yield-curve positioning, maturity structure, and duration management are not the focal point of our investment process. We do, however, typically seek to maintain a duration within 10% of the benchmark, which helped manage the duration risk of the Portfolio during the reporting period.

Our decision to underweight lower-quality high-yield credits had a direct impact on performance. During the first four months of 2006, when the lower-quality portion of the high-yield market outperformed, we relied more heavily on credit selection for performance. From the middle of May through the end of June, however, lower-quality credits were disadvantaged by a flight to quality and the Portfolio's more conservative positioning benefited performance.

WHICH INDUSTRIES PLAYED A SIGNIFICANT ROLE IN THE PORTFOLIO DURING THE FIRST HALF OF 2006?

The Portfolio's airline holdings performed well during the reporting period. Delta Air Lines and Northwest Airlines continued to work through the bankruptcy process, and investors felt that the companies had made real progress on the labor-cost front. Some investors hope that the companies might emerge from bankruptcy in the first half of 2007.

In light of recent strains on the auto industry, we were concerned about the long-term operating prospects for U.S. automakers. As a result, the Portfolio remained significantly underweighted in auto-related bonds, despite their importance in the high-yield market.

Forest-products-related companies detracted from the Portfolio's performance in the first half of 2006. Concerns about the slowing housing market and a drop in lumber prices prompted the weakness. While a few issuers were able to raise prices modestly, the companies still faced increased costs. The Portfolio held positions in two Canadian timber companies which faced a lumber-tariff dispute between Canada and the United States that was resolved during the second quarter of 2006. We lowered the Portfolio's exposure to the industry during the reporting period.


High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher- quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. Investments in loan participation interests are subject to the risk that there may not be a readily available market, which in some cases could result in the Portfolio disposing of such securities at a substantial discount from face value or holding such securities until maturity. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-178   MainStay VP High Yield Corporate Bond Portfolio

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES IN THE PORTFOLIO DURING THE REPORTING PERIOD?

The Portfolio's most significant purchases during the reporting period were higher-quality high-yield issues that we purchased to replace lower-quality holdings that were sold or tendered. In a tender, the bond holder receives cash prior to the maturity of the bond, in line with the bond's call provisions.

The Portfolio's position in Mark IV Industries was a bright point during the reporting period. The company's operations were performing well and their bonds were tendered in June, which lifted their performance.

HOW DID THE PORTFOLIO'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The Portfolio divides high-yield bonds into bonds into several risk groups. During the six months ended June 30, 2006, the Portfolio lowered its exposure to bonds that are typically rated low B or CCC by the rating agencies(1) and have less asset coverage and free cash flow than bonds in our more conservative risk groups. As a result, we increased the Portfolio's weighting in bonds typically rated B by the rating agencies with average asset coverage and free cash flow. We felt that these bonds provided the most attractive risk/ return profile relative to the high-yield market as a whole.


1. Debt rated B by Standard & Poor's is deemed by Standard & Poor's to be more vulnerable to nonpayment than obligations rated BB, but it is the opinion of Standard & Poor's that the obligor currently has the capacity to meet its financial commitment on the obligation. Standard & Poor's believes that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                 www.mainstayfunds.com     M-179

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
LONG-TERM BONDS (82.1%)+
ASSET-BACKED SECURITIES (0.7%)
----------------------------------------------------------------------------------
ELECTRIC (0.6%)
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                                 $   7,862,499   $    8,550,468
                                                                    --------------
ENTERTAINMENT (0.1%)
United Artists Theatre Circuit, Inc.
  Series 1995-A
  9.30%, due 7/1/15 (a)(b)                              1,120,359        1,097,952
                                                                    --------------
Total Asset-Backed Securities
  (Cost $8,695,453)                                                      9,648,420
                                                                    --------------

CONVERTIBLE BONDS (3.6%)
----------------------------------------------------------------------------------
AIRLINES (0.0%)++
Delta Air Lines, Inc.
  8.00%, due 6/3/23 (c)(d)                              1,900,000          536,750
                                                                    --------------

HEALTH CARE-SERVICES (0.6%)
Laboratory Corp. of America Holdings
  (zero coupon), due 9/11/21 (e)                        4,720,000        4,000,200
Lincare Holdings, Inc.
  3.00%, due 6/15/33 (c)                                1,305,000        1,277,269
  3.00%, due 6/15/33 (f)                                3,220,000        3,151,575
                                                                    --------------
                                                                         8,429,044
                                                                    --------------
INSURANCE (0.4%)
Conseco, Inc.
  3.50%, due 9/30/35
  (zero coupon), beginning 9/30/10 (c)(f)               3,120,000        3,330,600
PMA Capital Corp.
  6.50%, due 9/30/22 (c)                                1,244,000        1,377,730
                                                                    --------------
                                                                         4,708,330
                                                                    --------------
INTERNET (0.1%)
At Home Corp.
  0.525%, due 12/28/18 (b)(d)(g)                        1,869,975              187
  4.75%, due 12/15/06 (b)(d)(g)                         9,032,054              903
Riverstone Networks, Inc.
  3.75%, due 12/1/06 (c)(d)                             1,852,000        1,805,700
                                                                    --------------
                                                                         1,806,790
                                                                    --------------

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
MEDIA (0.5%)
Adelphia Communications Corp.
  6.00%, due 12/31/06 (d)                           $   1,760,000   $       13,200
UnitedGlobalCom, Inc.
  1.75%, due 4/15/24 (c)                            E   5,975,000        7,069,149
                                                                    --------------
                                                                         7,082,349
                                                                    --------------
SEMICONDUCTORS (0.4%)
LSI Logic Corp.
  4.00%, due 11/1/06                                $   5,095,000        5,069,525
                                                                    --------------

TELECOMMUNICATIONS (1.6%)
CIENA Corp.
  3.75%, due 2/1/08                                     6,855,000        6,589,369
Lucent Technologies, Inc.
  8.00%, due 8/1/31                                     4,140,000        4,171,050
V  Nortel Networks Corp.
  4.25%, due 9/1/08                                    11,965,000       11,336,837
                                                                    --------------
                                                                        22,097,256
                                                                    --------------
Total Convertible Bonds
  (Cost $50,496,054)                                                    49,730,044
                                                                    --------------

CORPORATE BONDS (67.1%)
----------------------------------------------------------------------------------
ADVERTISING (0.5%)
R.H. Donnelley, Inc.
  10.875%, due 12/15/12                                 2,555,000        2,804,112
Vertis, Inc.
  9.75%, due 4/1/09                                     4,500,000        4,578,750
                                                                    --------------
                                                                         7,382,862
                                                                    --------------
AEROSPACE & DEFENSE (1.0%)
BE Aerospace, Inc.
  8.50%, due 10/1/10                                      820,000          865,100
  8.875%, due 5/1/11                                    2,685,000        2,778,975
Sequa Corp.
  8.875%, due 4/1/08                                    7,275,000        7,575,094
  9.00%, due 8/1/09                                     1,815,000        1,914,825
                                                                    --------------
                                                                        13,133,994
                                                                    --------------
AGRICULTURE (1.0%)
Reynolds American, Inc.
  7.625%, due 6/1/16 (c)                                9,105,000        8,900,137
  7.75%, due 6/1/18 (c)                                 4,635,000        4,449,600
                                                                    --------------
                                                                        13,349,737
                                                                    --------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 M-180 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
AIRLINES (1.2%)
Delta Air Lines, Inc.
  8.30%, due 12/15/29 (d)                           $  16,070,000   $    4,620,125
  Series B
  9.25%, due 12/27/07 (a)(d)                            2,270,000          624,250
  9.25%, due 3/15/22 (d)                                1,000,000          277,500
  9.75%, due 5/15/21 (d)                                  350,000           98,875
  10.00%, due 8/15/08 (d)                               1,720,000          477,300
  10.375%, due 2/1/11 (d)                               4,335,000        1,192,125
  10.375%, due 12/15/22 (d)                             2,870,000          796,425
Northwest Airlines, Inc.
  7.875%, due 3/15/08 (d)                                 620,000          310,000
  8.70%, due 3/15/07 (d)                                  155,000           77,887
  8.97%, due 1/2/15 (d)                                 1,011,725          915,611
  9.875%, due 3/15/07 (d)                               5,550,000        2,802,750
  10.00%, due 2/1/09 (d)                                8,396,500        4,051,311
                                                                    --------------
                                                                        16,244,159
                                                                    --------------
APPAREL (0.3%)
Unifi, Inc.
  11.50%, due 5/15/14 (c)                               4,520,000        4,373,100
                                                                    --------------

AUTO PARTS & EQUIPMENT (2.2%)
Collins & Aikman Products Co.
  10.75%, due 12/31/11 (d)                              2,045,000          628,837
  12.875%, due 8/15/12 (c)(d)                           9,075,000          635,250
Goodyear Tire & Rubber Co. (The)
  6.375%, due 3/15/08 (f)                               5,057,000        4,880,005
  6.625%, due 12/1/06                                   2,150,000        2,144,625
  8.50%, due 3/15/07                                    1,380,000        1,380,000
V    11.25%, due 3/1/11                                12,845,000       14,097,387
Tenneco Automotive, Inc.
  8.625%, due 11/15/14 (f)                              4,670,000        4,658,325
  10.25%, due 7/15/13                                   2,070,000        2,269,237
                                                                    --------------
                                                                        30,693,666
                                                                    --------------
BANKS (0.4%)
Fremont General Corp.
  Series B
  7.875%, due 3/17/09                                   4,845,000        4,760,212
                                                                    --------------

BUILDING MATERIALS (1.1%)
Compression Polymers Corp.
  10.50%, due 7/1/13 (c)                                4,755,000        4,850,100
  11.44%, due 7/1/12 (c)(h)                               625,000          637,500
Dayton Superior Corp.
  10.75%, due 9/15/08                                   6,065,000        6,155,975

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
BUILDING MATERIALS (CONTINUED)
Goodman Global Holdings Co., Inc.
  8.329%, due 6/15/12 (h)                           $     796,000   $      797,990
Panolam Industries International, Inc.
  10.75%, due 10/1/13 (c)                               3,425,000        3,322,250
                                                                    --------------
                                                                        15,763,815
                                                                    --------------
CHEMICALS (2.8%)
Crompton Corp.
  9.875%, due 8/1/12                                    4,990,000        5,613,750
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                                    2,400,000        2,328,000
  10.125%, due 9/1/08                                   3,545,000        3,731,112
  10.625%, due 5/1/11                                   7,700,000        8,267,875
IMC Global, Inc.
  10.875%, due 8/1/13                                   1,575,000        1,752,187
Lyondell Chemical Co.
  9.50%, due 12/15/08                                   1,122,000        1,152,855
  9.625%, due 5/1/07                                      450,000          456,750
  10.50%, due 6/1/13                                    3,125,000        3,437,500
Millennium America, Inc.
  7.625%, due 11/15/26                                  3,150,000        2,661,750
Terra Capital, Inc.
  12.875%, due 10/15/08                                 8,515,000        9,643,237
                                                                    --------------
                                                                        39,045,016
                                                                    --------------
COMMERCIAL SERVICES (2.6%)
American Color Graphics, Inc.
  10.00%, due 6/15/10                                   2,690,000        1,916,625
Cardtronics, Inc.
  9.25%, due 8/15/13 (c)                                2,920,000        2,876,200
Chemed Corp.
  8.75%, due 2/24/11                                    4,395,000        4,614,750
El Comandante Capital Corp.
  11.75%, due 12/15/06 (a)(b)(d)                        2,412,000        2,580,840
Great Lakes Dredge & Dock Corp.
  7.75%, due 12/15/13                                   2,530,000        2,330,762
Language Line, Inc.
  11.125%, due 6/15/12                                  4,775,000        4,631,750
Phoenix Color Corp.
  11.00%, due 2/1/09                                    2,475,000        2,329,594
Protection One Alarm Monitoring, Inc.
  Series B
  8.125%, due 1/15/09                                   4,945,000        4,697,750
Rent-Way, Inc.
  11.875%, due 6/15/10                                  3,205,000        3,297,144

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
COMMERCIAL SERVICES (CONTINUED)
Vertrue, Inc.
  9.25%, due 4/1/14                                 $   5,770,000   $    5,971,950
                                                                    --------------
                                                                        35,247,365
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES (0.3%)
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14 (c)                                2,805,000        2,819,025
Universal Hospital Services, Inc.
  10.125%, due 11/1/11                                    680,000          707,200
                                                                    --------------
                                                                         3,526,225
                                                                    --------------
COMPUTERS (1.4%)
SunGard Data Systems, Inc.
  3.75%, due 1/15/09                                    3,475,000        3,218,719
  4.875%, due 1/15/14                                   1,030,000          896,100
  9.125%, due 8/15/13 (c)                               6,825,000        7,080,937
  10.25%, due 8/15/15 (c)                               7,840,000        8,104,600
                                                                    --------------
                                                                        19,300,356
                                                                    --------------
CONSTRUCTION & ENGINEERING (0.5%)
Amsted Industries, Inc.
  10.25%, due 10/15/11 (c)                              5,800,000        6,206,000
                                                                    --------------

DISTRIBUTION & WHOLESALE (0.2%)
Intcomex, Inc.
  11.75%, due 1/15/11 (c)                               2,705,000        2,684,712
                                                                    --------------

DIVERSIFIED FINANCIAL SERVICES (9.5%)
Alamosa Delaware, Inc.
  11.00%, due 7/31/10                                   4,130,000        4,522,350
American Real Estate Partners, L.P./American Real
  Estate Finance Corp.
V    7.125%, due 2/15/13                               13,150,000       12,624,000
  8.125%, due 6/1/12                                    6,705,000        6,688,237
Cedar Brakes II LLC
  9.875%, due 9/1/13 (c)                                8,024,874        8,884,418
Chukchansi Economic Development Authority
  8.00%, due 11/15/13 (c)                               2,105,000        2,118,156
Dollar Financial Group, Inc.
  9.75%, due 11/15/11                                   6,150,000        6,611,250
Galaxy Entertainment Finance Co., Ltd.
  9.875%, due 12/15/12 (c)(f)                           5,060,000        5,262,400

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
General Motors Acceptance Corp.
  6.75%, due 12/1/14 (f)                            $   5,775,000   $    5,363,935
  6.875%, due 9/15/11                                   8,230,000        7,852,737
V    8.00%, due 11/1/31 (f)                            25,870,000       24,864,950
LaBranche & Co., Inc.
  9.50%, due 5/15/09                                    5,555,000        5,916,075
  11.00%, due 5/15/12                                   6,135,000        6,717,825
Rainbow National Services LLC
  8.75%, due 9/1/12 (c)                                 2,940,000        3,087,000
V    10.375%, due 9/1/14 (c)                           10,280,000       11,385,100
Telcordia Technologies, Inc.
  10.00%, due 3/15/13 (c)                               4,305,000        3,637,725
Ucar Finance, Inc.
  10.25%, due 2/15/12                                   4,185,000        4,415,175
UGS Corp.
  10.00%, due 6/1/12                                    2,945,000        3,165,875
Vanguard Health
  Holding Co. I LLC
  (zero coupon), due 10/1/15
  11.25%, beginning 10/1/09                             3,210,000        2,263,050
Vanguard Health
  Holding Co. II LLC
  9.00%, due 10/1/14                                    5,965,000        5,950,087
                                                                    --------------
                                                                       131,330,345
                                                                    --------------
ELECTRIC (3.9%)
V  AES Corp. (The)
  9.00%, due 5/15/15 (c)                               12,760,000       13,717,000
Calpine Corp.
V    8.50%, due 7/15/10 (c)(d)                         19,027,000       17,885,380
  9.875%, due 12/1/11 (c)(d)                            2,255,000        2,102,787
NRG Energy, Inc.
  7.25%, due 2/1/14                                     3,320,000        3,237,000
  7.375%, due 2/1/16                                    6,160,000        6,006,000
PSE&G Energy Holdings LLC
  8.625%, due 2/15/08                                   9,955,000       10,203,875
Western Resources, Inc.
  7.125%, due 8/1/09                                      855,000          879,840
                                                                    --------------
                                                                        54,031,882
                                                                    --------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
Spectrum Brands, Inc.
  8.50%, due 10/1/13 (f)                                1,660,000        1,419,300
                                                                    --------------

ELECTRONICS (0.5%)
Fisher Scientific International, Inc.
  6.125%, due 7/1/15                                    7,160,000        6,900,450
                                                                    --------------

 M-182 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
ENERGY--ALTERNATE SOURCES (0.0%)++
Salton Sea Funding Corp.
  Series E
  8.30%, due 5/30/11 (a)                            $       2,717   $        2,859
                                                                    --------------

ENTERTAINMENT (0.4%)
Gaylord Entertainment Co.
  8.00%, due 11/15/13                                   1,065,000        1,063,669
Isle of Capri Casinos, Inc.
  9.00%, due 3/15/12                                    1,295,000        1,351,656
President Casinos, Inc.
  12.00%, due 9/15/06 (a)(b)(c)(d)                        895,000          492,250
  13.00%, due 9/15/06 (a)(b)(d)                         1,752,000          963,600
Warner Music Group
  7.375%, due 4/15/14                                   2,240,000        2,172,800
                                                                    --------------
                                                                         6,043,975
                                                                    --------------
ENVIRONMENTAL CONTROL (0.5%)
Geo Sub Corp.
  11.00%, due 5/15/12                                   6,580,000        6,612,900
                                                                    --------------

FOOD (1.5%)
Chiquita Brands International, Inc.
  7.50%, due 11/1/14                                    7,300,000        6,095,500
Pinnacle Foods Holding Corp.
  8.25%, due 12/1/13                                    5,040,000        4,951,800
Swift & Co.
  10.125%, due 10/1/09 (f)                              6,385,000        6,496,737
  12.50%, due 1/1/10 (f)                                2,490,000        2,477,550
                                                                    --------------
                                                                        20,021,587
                                                                    --------------
FOREST PRODUCTS & PAPER (2.0%)
Bowater, Inc.
  9.375%, due 12/15/21                                  4,650,000        4,510,500
  9.50%, due 10/15/12                                      90,000           89,775
Georgia-Pacific Corp.
  7.375%, due 12/1/25                                   1,310,000        1,185,550
  7.75%, due 11/15/29                                   4,930,000        4,510,950
  8.00%, due 1/15/24                                    6,345,000        5,996,025
  8.875%, due 5/15/31                                   8,150,000        8,109,250
Georgia-Pacific Corp./
  Timber Group
  7.25%, due 6/1/28                                     4,180,000        3,699,300
                                                                    --------------
                                                                        28,101,350
                                                                    --------------
HAND & MACHINE TOOLS (0.2%)
Thermadyne Holdings Corp.
  9.25%, due 2/1/14 (f)                                 2,555,000        2,325,050
                                                                    --------------

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
HEALTH CARE-PRODUCTS (0.3%)
Hanger Orthopedic Group, Inc.
  10.25%, due 6/1/14 (c)(f)                         $   3,870,000   $    3,831,300
                                                                    --------------

HEALTH CARE-SERVICES (1.3%)
Ameripath, Inc.
  10.50%, due 4/1/13                                    6,505,000        6,822,119
HCA, Inc.
  7.50%, due 11/15/95                                  10,270,000        8,510,913
Skilled Healthcare Group, Inc.
  11.00%, due 1/15/14 (c)                               2,000,000        2,140,000
                                                                    --------------
                                                                        17,473,032
                                                                    --------------
HOLDING COMPANIES--DIVERSIFIED (0.2%)
ESI Tractebel Acquisition Corp.
  Class B
  7.99%, due 12/30/11                                   2,382,000        2,453,303
                                                                    --------------

HOUSEHOLD PRODUCTS & WARES (0.8%)
ACCO Brands Corp.
  7.625%, due 8/15/15                                   6,575,000        6,098,312
Spectrum Brands, Inc.
  7.375%, due 2/1/15                                    6,210,000        5,045,625
                                                                    --------------
                                                                        11,143,937
                                                                    --------------
INDUSTRIAL CONGLOMERATES (0.4%)
Clarke American Corp.
  11.75%, due 12/15/13                                  4,890,000        5,036,700
                                                                    --------------

INSURANCE (0.6%)
Crum & Forster Holdings Corp.
  10.375%, due 6/15/13                                  4,890,000        4,975,575
First Mercury Financial Corp.
  13.17%, due 8/15/12 (a)(c)(h)                         3,560,000        3,675,700
Lumbermens Mutual Casualty
  8.45%, due 12/1/97 (c)(d)                               555,000            1,387
  9.15%, due 7/1/26 (c)(d)                             12,235,000           30,587
                                                                    --------------
                                                                         8,683,249
                                                                    --------------
INTERNET (0.1%)
Globix Corp.
  11.00%, due 5/1/08 (a)(c)(i)                          1,402,901        1,360,814
                                                                    --------------

IRON & STEEL (0.7%)
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                                   4,420,000        4,508,400
Allegheny Technologies, Inc.
  8.375%, due 12/15/11                                  1,390,000        1,435,175

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
IRON & STEEL (CONTINUED)
United States Steel Corp.
  9.75%, due 5/15/10 (f)                            $     645,000   $      686,925
  10.75%, due 8/1/08                                    2,590,000        2,784,250
                                                                    --------------
                                                                         9,414,750
                                                                    --------------
LODGING (2.5%)
Mandalay Resort Group
  9.50%, due 8/1/08                                     2,965,000        3,135,488
  10.25%, due 8/1/07                                      760,000          787,550
MGM Mirage, Inc.
  7.25%, due 10/15/06                                   1,555,000        1,560,831
  8.375%, due 2/1/11                                    2,420,000        2,480,500
  8.50%, due 9/15/10                                    2,826,000        2,935,508
  9.75%, due 6/1/07                                     3,155,000        3,241,763
MTR Gaming Group, Inc.
  9.00%, due 6/1/12 (c)                                 3,140,000        3,151,775
Park Place Entertainment Corp.
  8.875%, due 9/15/08                                   3,000,000        3,150,000
  9.375%, due 2/15/07                                   3,125,000        3,179,688
San Pasqual Casino
  8.00%, due 9/15/13 (c)                                1,815,000        1,810,463
Starwood Hotels & Resorts Worldwide, Inc.
  7.375%, due 5/1/07                                    1,935,000        1,947,094
  7.375%, due 11/15/15                                  5,920,000        5,964,400
Trump Entertainment Resorts, Inc.
  8.50%, due 6/1/15 (f)                                 1,091,544        1,049,247
                                                                    --------------
                                                                        34,394,307
                                                                    --------------
MEDIA (1.9%)
Dex Media East LLC
  12.125%, due 11/15/12                                 2,095,000        2,351,638
MediaNews Group, Inc.
  6.875%, due 10/1/13                                   1,615,000        1,469,650
Morris Publishing Group LLC
  7.00%, due 8/1/13                                     4,820,000        4,579,000
Paxson Communications Corp.
  8.318%, due 1/15/12 (c)(h)                            5,310,000        5,363,100
  11.318%, due 1/15/13 (c)(f)(h)                        9,055,000        9,077,638
Ziff Davis Media, Inc.
  11.149%, due 5/1/12 (h)                               4,035,000        3,802,988
                                                                    --------------
                                                                        26,644,014
                                                                    --------------
METAL FABRICATE & HARDWARE (1.2%)
Jarden Corp.
  9.75%, due 5/1/12                                     3,405,000        3,473,100
Metals USA, Inc.
  11.125%, due 12/1/15 (c)                              2,895,000        3,170,025

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
METAL FABRICATE & HARDWARE (CONTINUED)
Mueller Group, Inc.
  10.00%, due 5/1/12                                $   3,845,000   $    4,133,375
Neenah Foundary Co.
  11.00%, due 9/30/10 (a)(c)                            5,315,000        5,740,200
                                                                    --------------
                                                                        16,516,700
                                                                    --------------
OIL & GAS (5.9%)
Belden & Blake Corp.
  8.75%, due 7/15/12 (f)                                1,895,000        1,923,425
Chaparral Energy, Inc.
  8.50%, due 12/1/15 (c)                                3,210,000        3,193,950
Chesapeake Energy Corp.
  6.50%, due 8/15/17                                    8,460,000        7,719,750
  6.875%, due 11/15/20                                  1,095,000        1,012,875
EXCO Resources, Inc.
  7.25%, due 1/15/11                                    4,190,000        4,022,400
Forest Oil Corp.
  8.00%, due 6/15/08                                      660,000          674,025
  8.00%, due 12/15/11                                   4,015,000        4,105,338
Hilcorp Energy I, L.P./Hilcorp Finance Co.
  9.00%, due 6/1/16 (c)(f)                              3,935,000        3,964,513
  10.50%, due 9/1/10 (c)                                2,526,000        2,721,765
Mariner Energy, Inc.
  7.50%, due 4/15/13 (c)                                3,990,000        3,840,375
Mission Resources Corp.
  9.875%, due 4/1/11                                    6,700,000        7,470,500
Newfield Exploration Co.
  7.625%, due 3/1/11                                      345,000          349,313
Parker Drilling Co.
  9.625%, due 10/1/13                                   6,770,000        7,345,450
Petroquest Energy, Inc.
  10.375%, due 5/15/12                                  1,265,000        1,309,275
Plains Exploration & Production Co.
  8.75%, due 7/1/12                                     3,310,000        3,467,225
Pogo Producing Co.
  6.875%, due 10/1/17                                   4,295,000        3,978,244
Pride International, Inc.
  7.375%, due 7/15/14                                   2,770,000        2,783,850
Stone Energy Corp.
  6.75%, due 12/15/14                                   3,850,000        3,864,438
Venoco, Inc.
  8.75%, due 12/15/11                                   3,500,000        3,395,000
Vintage Petroleum, Inc.
  8.25%, due 5/1/12                                     7,205,000        7,622,731
Whiting Petroleum Corp.
  7.00%, due 2/1/14                                     4,305,000        4,068,225
  7.25%, due 5/1/13                                     3,115,000        2,982,613
                                                                    --------------
                                                                        81,815,280
                                                                    --------------

 M-184 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
OIL & GAS SERVICES (0.2%)
Allis-Chalmers Energy, Inc.
  9.00%, due 1/15/14 (c)                            $   2,095,000   $    2,095,000
                                                                    --------------
PACKAGING & CONTAINERS (1.7%)
Graphic Packaging International Corp.
  8.50%, due 8/15/11 (f)                                1,230,000        1,226,925
Owens-Brockway Glass Container, Inc.
  7.75%, due 5/15/11                                    2,060,000        2,075,450
  8.25%, due 5/15/13                                    1,200,000        1,203,000
  8.75%, due 11/15/12                                     640,000          666,400
  8.875%, due 2/15/09                                   9,445,000        9,728,350
Owens-Illinois, Inc.
  7.80%, due 5/15/18                                    1,575,000        1,480,500
  8.10%, due 5/15/07                                    6,805,000        6,839,025
                                                                    --------------
                                                                        23,219,650
                                                                    --------------
PHARMACEUTICALS (0.1%)
Caremark Rx, Inc.
  7.375%, due 10/1/06                                   1,960,000        1,966,852
                                                                    --------------

PIPELINES (3.2%)
ANR Pipeline Co.
  8.875%, due 3/15/10                                   1,315,000        1,388,973
  9.625%, due 11/1/21                                   8,075,000        9,418,244
El Paso Corp.
  6.95%, due 12/15/07                                   1,005,000        1,007,513
  7.80%, due 8/1/31                                     1,145,000        1,112,081
El Paso Natural Gas Co.
  7.50%, due 11/15/26                                     385,000          377,131
  7.625%, due 8/1/10                                    3,975,000        4,044,563
V  El Paso Production Holding Co.
  7.75%, due 6/1/13                                    15,670,000       15,787,525
MarkWest Energy Partners, L.P./MarkWest Energy
  Finance Corp.
  Series B
  6.875%, due 11/1/14                                     505,000          464,600
  8.50%, due 7/15/16 (c)                                2,980,000        2,930,830
Northwest Pipeline Corp.
  7.125%, due 12/1/25                                   2,195,000        2,109,944
Pacific Energy Partners, L.P./ Pacific Energy
  Finance Corp.
  7.125%, due 6/15/14                                   3,475,000        3,509,750
Southern Natural Gas Co.
  7.35%, due 2/15/31                                    1,100,000        1,055,440

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
PIPELINES (CONTINUED)
Williams Cos., Inc.
  7.875%, due 9/1/21                                $     210,000   $      213,150
  8.75%, due 3/15/32                                      635,000          690,563
                                                                    --------------
                                                                        44,110,307
                                                                    --------------
REAL ESTATE (2.0%)
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                    2,093,000        2,239,510
Crescent Real Estate Equities, L.P.
  7.50%, due 9/15/07                                    8,265,000        8,347,650
Omega Healthcare Investors, Inc.
  7.00%, due 4/1/14                                     9,130,000        8,627,850
Trustreet Properties, Inc.
  7.50%, due 4/1/15                                     8,730,000        8,599,050
                                                                    --------------
                                                                        27,814,060
                                                                    --------------
RETAIL (2.1%)
Duane Reade, Inc.
  9.829%, due 12/15/10 (h)                              1,595,000        1,547,150
Harry & David Holdings, Inc.
  9.00%, due 3/1/13                                     3,035,000        2,746,675
Star Gas Partners, L.P./Star Gas Finance Co.
  Series B
  10.25%, due 2/15/13 (f)                               9,150,000        9,447,375
Toys "R" Us, Inc.
  7.625%, due 8/1/11                                    8,040,000        6,532,500
  8.75%, due 9/1/21                                     9,334,000        8,610,615
                                                                    --------------
                                                                        28,884,315
                                                                    --------------
SEMICONDUCTORS (0.5%)
Amkor Technology, Inc.
  7.125%, due 3/15/11                                   1,985,000        1,801,388
MagnaChip Semiconductor S.A.
  8.00%, due 12/15/14 (f)                               3,615,000        3,000,450
  8.579%, due 12/15/11 (h)                              2,690,000        2,555,500
                                                                    --------------
                                                                         7,357,338
                                                                    --------------
SOFTWARE (0.4%)
SS&C Technologies, Inc.
  11.75%, due 12/1/13 (c)                               5,405,000        5,594,175
                                                                    --------------

TELECOMMUNICATIONS (5.7%)
Centennial Cellular Operating Co./Centennial
  Communications Corp.
  10.125%, due 6/15/13                                  2,815,000        2,962,788

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
Dobson Cellular Systems, Inc.
  8.375%, due 11/1/11                               $   1,105,000   $    1,135,388
  8.375%, due 11/1/11 (c)(f)                            2,470,000        2,537,925
  9.875%, due 11/1/12                                   3,215,000        3,391,825
GCI, Inc.
  7.25%, due 2/15/14                                    1,425,000        1,375,125
Lucent Technologies, Inc.
  5.50%, due 11/15/08 (f)                               1,745,000        1,701,375
  6.45%, due 3/15/29                                    7,230,000        6,145,500
  7.25%, due 7/15/06                                    6,635,000        6,659,881
PanAmSat Corp.
  9.00%, due 8/15/14                                    1,880,000        1,908,200
  9.00%, due 6/15/16 (c)                                3,660,000        3,714,900
PetroHawk Energy Corp.
  9.125%, due 7/15/13 (c)                               5,395,000        5,368,025
Qwest Capital Funding, Inc.
  7.75%, due 8/15/06                                    1,970,000        1,970,000
Qwest Communications International, Inc.
  7.25%, due 2/15/11                                    4,475,000        4,340,750
  7.50%, due 11/1/08                                    1,970,000        1,965,075
  7.50%, due 2/15/14                                    2,130,000        2,076,750
  Series B
  7.50%, due 2/15/14                                    8,560,000        8,346,000
Qwest Corp.
  5.625%, due 11/15/08                                    300,000          292,500
  7.20%, due 11/10/26                                   1,645,000        1,501,063
  7.25%, due 9/15/25                                      920,000          860,200
  8.875%, due 3/15/12                                   4,820,000        5,085,100
  8.875%, due 6/1/31                                    4,860,000        5,066,550
Triton PCS, Inc.
  8.50%, due 6/1/13                                     4,670,000        4,284,725
Ubiquitel Operating Co.
  9.875%, due 3/1/11                                    2,465,000        2,680,688
Windstream Corp.
  8.625%, due 8/1/16 (c)                                3,585,000        3,665,663
                                                                    --------------
                                                                        79,035,996
                                                                    --------------
TEXTILES (0.9%)
V  INVISTA
  9.25%, due 5/1/12 (c)                                12,295,000       12,909,750
                                                                    --------------

TRUCKING & LEASING (0.3%)
Interpool, Inc.
  6.00%, due 9/1/14                                     3,845,000        3,498,950
                                                                    --------------
Total Corporate Bonds
  (Cost $938,520,088)                                                  923,754,696
                                                                    --------------

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
FOREIGN BONDS (5.2%)
----------------------------------------------------------------------------------
BUILDING MATERIALS (0.3%)
Ainsworth Lumber Co., Ltd.
  7.25%, due 10/1/12                                $   2,040,000   $    1,672,800
  9.499%, due 4/1/13 (c)(h)                             2,400,000        2,184,000
                                                                    --------------
                                                                         3,856,800
                                                                    --------------
CHEMICALS (0.2%)
Nova Chemicals Corp.
  8.405%, due 11/15/13 (h)                              2,195,000        2,178,538
                                                                    --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Intelsat Bermuda, Ltd.
  11.25%, due 6/15/16 (c)                               2,740,000        2,808,500
                                                                    --------------

FOREST PRODUCTS & PAPER (0.2%)
Bowater Canada Finance
  7.95%, due 11/15/11                                   1,830,000        1,738,500
Tembec Industries, Inc.
  7.75%, due 3/15/12 (f)                                2,955,000        1,507,050
  8.50%, due 2/1/11 (f)                                   273,000          143,325
                                                                    --------------
                                                                         3,388,875
                                                                    --------------
INSURANCE (0.2%)
Lindsey Morden Group, Inc.
  Series B
  7.00%, due 6/16/08                                C$  3,913,000        3,224,904
                                                                    --------------

MEDIA (1.4%)
CanWest Media, Inc.
  8.00%, due 9/15/12                                $   4,946,920        4,897,451
Quebecor Media, Inc.
  7.75%, due 3/15/16 (c)                                6,345,000        6,218,100
Shaw Communications, Inc.
  7.50%, due 11/20/13                               C$  5,470,000        5,109,155
Sun Media Corp.
  7.625%, due 2/15/13                               $   2,330,000        2,344,563
                                                                    --------------
                                                                        18,569,269
                                                                    --------------
RETAIL (0.2%)
Jafra Cosmetics International, Inc./Distribuidora
  Comerical Jafra S.A. de C.V.
  10.75%, due 5/15/11                                   2,305,000        2,472,113
                                                                    --------------

TELECOMMUNICATIONS (2.2%)
Inmarsat Finance PLC
  (zero coupon), due 11/15/12
  10.375%, beginning 11/15/08                           6,585,000        5,605,481

 M-186 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
FOREIGN BONDS (CONTINUED)
----------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
Intelsat Subsidiary Holding Co., Ltd.
  8.25%, due 1/15/13                                $   6,000,000   $    5,955,000
  9.614%, due 1/15/12 (h)                               2,910,000        2,939,100
Millicom International Cellular S.A.
  10.00%, due 12/1/13                                   8,880,000        9,901,200
Nortel Networks, Ltd.
  10.75%, due 7/15/16 (c)                               5,795,000        5,896,413
                                                                    --------------
                                                                        30,297,194
                                                                    --------------
TRANSPORTATION (0.3%)
Grupo Transportacion Ferroviaria Mexicana S.A. de
  C.V.
  12.50%, due 6/15/12                                   4,005,000        4,415,513
                                                                    --------------
Total Foreign Bonds
  (Cost $69,867,525)                                                    71,211,706
                                                                    --------------
LOAN ASSIGNMENTS & PARTICIPATIONS (3.8%) (j)
----------------------------------------------------------------------------------
AUTO MANUFACTURERS (0.7%)
Navistar International Corp.
  Delayed Draw Term Loan
  8.785%, due 2/1/11 (k)                               10,000,000       10,050,000
                                                                    --------------
AUTO PARTS & EQUIPMENT (0.0%)++
Goodyear Tire & Rubber Co. (The)
  Second Lein Term Loan
  7.954%, due 4/30/10                                     700,000          702,188
                                                                    --------------

CONTAINERS & PACKAGING (0.1%)
Graham Packaging Holdings Co.
  Second Lien Term Loan
  9.75%, due 10/7/12                                      714,286          722,619
                                                                    --------------

MEDIA (0.1%)
Fidelity National Information Solutions, Inc.
  Term Loan B
  6.92%, due 3/9/13                                       865,000          863,986
                                                                    --------------

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
PHARMACEUTICALS (0.4%)
Warner Chilcott Corp.
  7.542%, due 6/30/06                               $     792,965   $      794,948
  Tranche C Term Loan
  7.61%, due 1/18/12                                    1,303,353        1,307,310
  Tranche D Term Loan
  7.617%, due 1/18/12                                     602,112          603,940
  Tranche B Term Loan
  7.62%, due 1/18/12                                    3,234,519        3,244,339
                                                                    --------------
                                                                         5,950,537
                                                                    --------------
REAL ESTATE (1.2%)
LNR Property Corp.
  Tranche B Term Loan
  8.11%, due 7/12/11                                    8,260,000        8,257,423
  Term Loan B
  8.132%, due 2/3/08                                    5,252,563        5,250,924
Riley Mezzainine Corp.
  Series 2
  9.63%, due 2/3/08                                     2,025,600        2,025,600
  Series 1
  10.38%, due 2/3/08                                    1,351,385        1,363,209
                                                                    --------------
                                                                        16,897,156
                                                                    --------------
RETAIL (0.3%)
Neiman Marcus Group, Inc. (The)
  Term Loan B
  7.77%, due 4/6/13                                     4,746,835        4,773,536
                                                                    --------------

SOFTWARE (0.6%)
SunGard Data Systems, Inc.
  Term Loan
  7.66%, due 12/13/12                                   7,582,700        7,601,027
                                                                    --------------

TELECOMMUNICATIONS (0.3%)
Qwest Corp.
  Term Loan B
  6.95%, due 6/30/10                                    4,250,000        4,250,000
                                                                    --------------

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Jostens IH Corp.
  Series B
  7.068%, due 10/4/11                                     938,506          941,243
                                                                    --------------
Total Loan Assignments & Participations
  (Cost $52,493,309)                                                    52,752,292
                                                                    --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
YANKEE BONDS (1.7%) (l)
----------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (0.6%)
Abitibi-Consolidated, Inc.
  8.85%, due 8/1/30                                 $   2,665,000   $    2,251,925
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                                   4,475,000        4,072,250
Tembec Industries, Inc.
  8.625%, due 6/30/09 (f)                               2,875,000        1,574,063
                                                                    --------------
                                                                         7,898,238
                                                                    --------------
INSURANCE (0.5%)
Fairfax Financial Holdings, Ltd.
  7.375%, due 4/15/18 (f)                               3,015,000        2,502,450
  7.75%, due 7/15/37 (f)                                  135,000          103,950
  8.25%, due 10/1/15 (f)                                  145,000          121,800
  8.30%, due 4/15/26 (f)                                5,865,000        4,604,025
                                                                    --------------
                                                                         7,332,225
                                                                    --------------
PACKAGING & CONTAINERS (0.4%)
Crown Cork & Seal Finance PLC
  7.00%, due 12/15/06                                   4,925,000        4,931,156
                                                                    --------------

TELECOMMUNICATIONS (0.2%)
Rogers Cantel, Inc.
  9.75%, due 6/1/16                                     2,560,000        2,950,400
                                                                    --------------
Total Yankee Bonds
  (Cost $23,268,970)                                                    23,112,019
                                                                    --------------
Total Long-Term Bonds
  (Cost $1,143,341,399)                                              1,130,209,177
                                                                    --------------

                                                           SHARES
COMMON STOCKS (0.9%)
----------------------------------------------------------------------------------
BUILDING MATERIALS (0.1%)
Ainsworth Lumber Co., Ltd. (f)                             52,800        1,066,560
                                                                    --------------

INSURANCE (0.0%)++
PMA Capital Corp. Class A                                   9,262           95,399
                                                                    --------------

INTERNET (0.3%)
Globix Corp. (b)(m)(n)                                  1,006,778        3,502,581
                                                                    --------------
MACHINERY--DIVERSIFIED (0.0%)++
MMH Holdings, Inc. (a)(b)(m)(n)                               937           49,661
                                                                    --------------

RETAIL (0.2%)
Star Gas Partners, L.P. (m)                               907,614        2,432,405
                                                                    --------------


                                                           SHARES            VALUE
SOFTWARE (0.1%)
QuadraMed Corp. (a)(m)                                    526,300   $    1,026,285
QuadraMed Corp.                                           106,427          207,533
                                                                    --------------
                                                                         1,233,818
                                                                    --------------
TELECOMMUNICATIONS (0.2%)
Loral Space & Communications, Ltd. (m)                    108,048        3,064,241
Remote Dynamics, Inc. (m)                                  72,541           10,881
                                                                    --------------
                                                                         3,075,122
                                                                    --------------
TOBACCO (0.0%)++
North Atlantic
  Trading Co., Inc. (a)(b)(m)(n)                            2,418               24
                                                                    --------------
Total Common Stocks
  (Cost $11,199,472)                                                    11,455,570
                                                                    --------------

CONVERTIBLE PREFERRED STOCKS (0.4%)
----------------------------------------------------------------------------------
INTERNET (0.0%)++
Globix Corp.
  6.00% (a)(b)(m)(n)                                      107,873          402,097
                                                                    --------------

SOFTWARE (0.4%)
QuadraMed Corp.
  5.50% (a)(c)(m)                                         278,000        5,004,000
                                                                    --------------
Total Convertible Preferred Stocks
  (Cost $6,941,789)                                                      5,406,097
                                                                    --------------

PREFERRED STOCKS (1.5%)
----------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.0%)++
Colorado Prime Corp. (a)(b)(n)                              1,395               14
                                                                    --------------

MEDIA (0.3%)
Haights Cross Communications, Inc.
  16.00% (a)(m)(n)                                         99,800        4,391,200
Ziff Davis Holdings, Inc.
  10.00% (a)(m)                                               674          102,785
                                                                    --------------
                                                                         4,493,985
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS (1.1%)
V  Sovereign Real Estate Investment Corp.
  12.00% (c)                                               10,625       14,635,938
                                                                    --------------

 M-188 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES            VALUE
PREFERRED STOCKS (CONTINUED)
----------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.1%)
Loral Skynet Corp.
  12.00% (f)(i)(m)                                          8,110   $    1,613,890
                                                                    --------------
Total Preferred Stocks
  (Cost $23,179,915)                                                    20,743,827
                                                                    --------------
                                                        NUMBER OF
                                                         WARRANTS
WARRANTS (0.0%)++
----------------------------------------------------------------------------------
INTERNET (0.0%)++
Ziff Davis Holdings, Inc.
  Strike Price $0.001
  Expire 8/12/12 (b)(m)                                   123,640            1,236
                                                                    --------------

MEDIA (0.0%)++
Haights Cross Communications, Inc.
  Strike Price $0.001
  Expire 12/10/11 (a)(b)(m)(n)                                104                1
  Strike Price $0.001
  Expire 12/10/11 (a)(b)(m)(n)                             97,772              978
                                                                    --------------
                                                                               979
                                                                    --------------
SEMICONDUCTORS (0.0%)++
ASAT Finance LLC
  Strike Price $18.60
  Expire 11/1/06 (a)(b)(c)(m)                               1,530               15
                                                                    --------------

TELECOMMUNICATIONS (0.0%)++
UbiquiTel, Inc.
  Strike Price $22.74
  Expire 4/15/10 (a)(c)(m)                                  2,510               25
                                                                    --------------
Total Warrants
  (Cost $334,994)                                                            2,255
                                                                    --------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (20.6%)
----------------------------------------------------------------------------------
COMMERCIAL PAPER (16.0%)
American General Finance Corp.
  5.05%, due 7/6/06                                 $  26,605,000       26,586,339
  5.25%, due 7/18/06                                   30,505,000       30,429,373
Barton Capital LLC
  5.272%, due 7/21/06 (o)                                 980,464          980,464

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
COMMERCIAL PAPER (CONTINUED)
Clipper Receivables Corp.
  5.094%, due 7/5/06 (o)                            $     980,464   $      980,464
Compass Securitization Corp.
  5.331%, due 7/24/06 (o)                               1,451,172        1,451,172
Deutsche Bank Financial, Inc.
  5.21%, due 7/13/06                                    6,120,000        6,109,372
Dexia Delaware LLC
  5.045%, due 7/6/06                                   18,005,000       17,992,384
  5.21%, due 7/21/06                                   12,630,000       12,593,443
Fairway Finance Corp.
  5.268%, due 7/6/06 (o)                                1,470,696        1,470,696
Falcon Asset Securitization Corp.
  5.099%, due 7/6/06 (o)                                1,470,696        1,470,696
General Electric Capital Corp.
  5.23%, due 7/24/06                                   20,540,000       20,471,368
Grampian Funding LLC
  5.266%, due 7/13/06 (o)                               1,470,696        1,470,696
Kitty Hawk Funding Corp.
  5.161%, due 7/10/06 (o)                               1,470,696        1,470,696
Liberty Street Funding Corp.
  5.082%, due 7/3/06 (o)                                1,470,696        1,470,696
  5.239%, due 7/24/06 (o)                               2,451,160        2,451,160
Morgan Stanley
  5.27%, due 7/17/06                                   20,000,000       19,953,155
Ranger Funding LLC
  5.265%, due 8/1/06 (o)                                1,437,935        1,437,935
Sheffield Receivables Corp.
  5.252%, due 7/18/06 (o)                               1,470,696        1,470,696
  5.31%, due 7/11/06 (o)                                1,470,696        1,470,696
Silver Tower U.S. Funding
  5.335%, due 7/31/06 (o)                               1,666,789        1,666,789
Societe Generale North America, Inc.
  5.28%, due 7/3/06                                    26,225,000       26,217,307
Toyota Motor Credit Co.
  5.11%, due 7/5/06                                    19,270,000       19,259,059
UBS Finance (Delaware) LLC
  5.21%, due 7/20/06                                   20,130,000       20,074,648
Yorktown Capital LLC
  5.272%, due 7/20/06 (o)                               1,951,123        1,951,123
                                                                    --------------
Total Commercial Paper
  (Cost $220,900,427)                                                  220,900,427
                                                                    --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------------
INVESTMENT COMPANIES (1.2%)
BGI Institutional Money Market Fund (o)                 8,859,402   $    8,859,402
Merrill Lynch Funds--Premier Institutional Money
  Market Fund                                           7,307,920        7,307,920
                                                                    --------------
Total Investment Companies
  (Cost $16,167,322)                                                    16,167,322
                                                                    --------------
                                                        PRINCIPAL
                                                           AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co. 5.42%, dated 6/30/06
  due 7/3/06
  Proceeds at
  Maturity $1,863,722
  (Collateralized by various bonds with a
  Principal Amount of $2,191,450
  and a Market Value of $1,918,252) (o)             $   1,862,881        1,862,881
                                                                    --------------
Total Repurchase Agreement
  (Cost $1,862,881)                                                      1,862,881
                                                                    --------------
TIME DEPOSITS (2.7%)
Bank of America Corp.
  5.27%, due 7/25/06 (h)(o)                             3,921,855        3,921,855
Calyon
  5.265%, due 8/2/06 (o)                                3,431,623        3,431,623
Credit Suisse First Boston Corp.
  5.305%, due 7/27/06 (o)                               3,431,623        3,431,623
Fortis Bank
  5.26%, due 7/7/06 (o)                                 3,431,623        3,431,623

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
TIME DEPOSITS (CONTINUED)
Skandinaviska Enskilda Banken AB
  5.08%, due 7/5/06 (o)                             $   4,412,087   $    4,412,087
Societe Generale North America, Inc.
  5.313%, due 7/3/06 (o)                                8,693,836        8,693,836
Toronto Dominion Bank
  5.30%, due 7/26/06 (o)                                3,921,855        3,921,855
UBS AG
  5.10%, due 7/7/06 (o)                                 1,960,928        1,960,928
Wells Fargo Bank N.A.
  5.22%, due 7/6/06 (o)                                 3,431,623        3,431,623
                                                                    --------------
Total Time Deposits
  (Cost $36,637,053)                                                    36,637,053
                                                                    --------------
FEDERAL AGENCY (0.6%)
Federal Home Loan Bank (Discount Note)
  5.00%, due 7/3/06                                     8,000,000        7,997,778
                                                                    --------------
Total Federal Agency
  (Cost $7,997,778)                                                      7,997,778
                                                                    --------------
Total Short-Term Investments
  (Cost $283,565,461)                                                  283,565,461
                                                                    --------------
Total Investments
  (Cost $1,468,563,030) (p)                                 105.5%   1,451,382,387(q)
Liabilities in Excess of
  Cash and Other Assets                                      (5.5)     (75,296,501)
                                                    -------------   --------------
Net Assets                                                  100.0%  $1,376,085,886
                                                    =============   ==============


 M-190 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

++   Less than one tenth of a percent.
(a)  Illiquid security. The total market value of these
     securities at June 30, 2006 is $27,515,550, which
     represents 2.0% of the Portfolio's net assets.
(b)  Fair valued security. The total market value of these
     securities at June 30, 2006 is $9,092,339, which
     reflects 0.7% of the Portfolio's net assets.
(c)  May be sold to institutional investors only.
(d)  Issue in default.
(e)  LYON--Liquid Yield Option Note: callable, zero-coupon
     securities priced at a deep discount from par. They
     include a "put" feature that enables holders to redeem
     them at a specific date, at a specific price. Put
     prices reflect fixed interest rates, and therefore
     increase over time.
(f)  Represents security, or a portion thereof, which is out on loan.
(g)  Issuer in bankruptcy.
(h)  Floating rate. Rate shown is the rate in effect at June
     30, 2006.
(i)  PIK ("Payment in Kind")--interest or dividend payment
     is made with additional securities.
(j)  Floating Rate Loan--generally pays interest at rates
     which are periodically re-determined at a margin above
     the London Inter-Bank Offered Rate ("LIBOR") or other
     short-term rates. The rate shown is the rate(s) in
     effect at June 30, 2006. Floating Rate Loans are
     generally considered restrictive in that the Portfolio
     is ordinarily contractually obligated to receive
     consent from the Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan.
(k)  This security has additional commitments and
     contingencies. Principal Amount and Value include
     unfunded commitment. (See Note 5 on page M-387)
(l)  Yankee Bond--dollar-denominated bond issued in the
     United States by a foreign bank or corporation.
(m)  Non-income producing security.
(n)  Restricted security. (See Note 6 on page M-387)
(o)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(p)  The cost for federal income tax purposes is
     $1,470,561,898.
(q)  At June 30, 2006 net unrealized depreciation was
     $19,179,511, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $42,807,003 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $61,986,514.
The following abbreviations are used in the above portfolio:
C$--Canadian Dollar
E--Euro

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost
  $1,468,563,030) including $66,826,199
  market
  value of securities loaned                  $1,451,382,387
Cash                                                     626
Receivables:
  Dividends and interest                          22,298,507
  Investment securities sold                       5,687,480
  Fund shares sold                                 2,487,837
Other assets                                          49,539
Unrealized appreciation on foreign currency
  forward contracts                                   13,866
                                              --------------
    Total assets                               1,481,920,242
                                              --------------

LIABILITIES:
Securities lending collateral                     68,573,315
Payables:
  Investment securities purchased                 35,541,321
  Fund shares redeemed                               359,484
  Adviser                                            339,936
  Administrator                                      226,624
  Shareholder communication                          219,972
  NYLIFE Distributors                                 87,817
  Professional                                        75,048
  Custodian                                           30,986
Accrued expenses                                      13,663
Unrealized depreciation on foreign currency
  forward contracts                                  366,190
                                              --------------
    Total liabilities                            105,834,356
                                              --------------
Net assets                                    $1,376,085,886
                                              ==============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  300 million shares authorized:
  Initial Class                               $      953,582
  Service Class                                      437,277
Additional paid-in capital                     1,406,227,399
Accumulated undistributed net investment
  income                                          73,994,918
Accumulated net realized loss on investments
  and foreign currency transactions              (88,000,351)
Net unrealized depreciation on investments       (17,180,643)
Net unrealized depreciation on translation
  of other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                         (346,296)
                                              --------------
Net assets                                    $1,376,085,886
                                              ==============
INITIAL CLASS
Net assets applicable to outstanding shares   $  944,667,468
                                              ==============
Shares of capital stock outstanding               95,358,179
                                              ==============
Net asset value per share outstanding         $         9.91
                                              ==============
SERVICE CLASS
Net assets applicable to outstanding shares   $  431,418,418
                                              ==============
Shares of capital stock outstanding               43,727,722
                                              ==============
Net asset value per share outstanding         $         9.87
                                              ==============

 M-192 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $54,440,628
  Dividends (a)                                      733,466
  Income from securities loaned--net                 227,696
                                                 ------------
    Total income                                  55,401,790
                                                 ------------
EXPENSES:
  Advisory                                         2,083,174
  Administration                                   1,388,783
  Distribution and service--Service Class            512,979
  Shareholder communication                          151,983
  Professional                                       102,830
  Custodian                                           46,092
  Directors                                           35,286
  Miscellaneous                                       33,948
                                                 ------------
    Total expenses                                 4,355,075
                                                 ------------
Net investment income                             51,046,715
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on:
  Security transactions                            9,317,931
  Foreign currency transactions                       37,806
                                                 ------------
Net realized gain on investments and foreign
  currency transactions                            9,355,737
                                                 ------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                          (14,696,735)
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                               (646,477)
                                                 ------------
Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency transactions                          (15,343,212)
                                                 ------------
Net realized and unrealized loss on investments
  and foreign currency transactions               (5,987,475)
                                                 ------------
Net increase in net assets resulting from
  operations                                     $45,059,240
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $7,081.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2005

                                             2006             2005
DECREASE IN NET ASSETS:
Operations:
 Net investment income             $   51,046,715   $  104,800,291
 Net realized gain on investments
  and foreign currency
  transactions                          9,355,737       26,159,335
 Net change in unrealized
  appreciation (depreciation) on
  investments and foreign
  currency transactions               (15,343,212)     (91,039,436)
                                   -------------------------------
 Net increase in net assets
  resulting from operations            45,059,240       39,920,190
                                   -------------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                               --      (60,080,345)
   Service Class                               --      (22,813,901)
                                   -------------------------------
 Total dividends to shareholders               --      (82,894,246)
                                   -------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                       21,501,911       63,138,174
   Service Class                       41,106,952      139,706,081
 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Initial Class                               --       60,080,345
   Service Class                               --       22,813,901
                                   -------------------------------
                                       62,608,863      285,738,501
 Cost of shares redeemed:
   Initial Class                     (132,077,015)    (237,602,067)
   Service Class                      (22,524,615)     (25,910,877)
                                   -------------------------------
                                     (154,601,630)    (263,512,944)
 Increase (decrease) in net
  assets derived from capital
  share transactions                  (91,992,767)      22,225,557
                                   -------------------------------
 Net decrease in net assets           (46,933,527)     (20,748,499)

NET ASSETS:
Beginning of period                 1,423,019,413    1,443,767,912
                                   -------------------------------
End of period                      $1,376,085,886   $1,423,019,413
                                   ===============================
Accumulated undistributed net
 investment income at end of
 period                            $   73,994,918   $   22,948,203
                                   ===============================

 M-194 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-195

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                    INITIAL CLASS
                                --------------------------------------------------------------------------------------
                                SIX MONTHS
                                  ENDED
                                 JUNE 30,                              YEAR ENDED DECEMBER 31,
                                  2006*            2005            2004            2003           2002          2001
Net asset value at beginning
  of period                      $   9.59       $     9.90      $     9.41      $     7.39      $   8.09      $   8.72
                                ----------      ----------      ----------      ----------      --------      --------
Net investment income                0.36 (b)         0.73(b)         0.70         0.75 (b)         0.85          1.05
Net realized and unrealized
  gain (loss) on investments        (0.04)           (0.46)           0.47            1.93         (0.67)        (0.64)
Net realized and unrealized
  gain (loss) on foreign
  currency                          (0.00)(c)         0.02            0.02            0.01         (0.02)         0.01
                                ----------      ----------      ----------      ----------      --------      --------
Total from investment
  operations                         0.32             0.29            1.19            2.69          0.16          0.42
                                ----------      ----------      ----------      ----------      --------      --------
Less dividends:
  From net investment income           --            (0.60)          (0.70)          (0.67)        (0.86)        (1.05)
                                ----------      ----------      ----------      ----------      --------      --------
Net asset value at end of
  period                         $   9.91       $     9.59      $     9.90      $     9.41      $   7.39      $   8.09
                                ==========      ==========      ==========      ==========      ========      ========
Total investment return              3.29%(d)         2.94%(e)       12.72%          36.37%         2.05%         4.91%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income              7.44%+           7.39%           7.40%           8.51%        10.44%        11.61%
  Net expenses                       0.55%+           0.45%           0.59%           0.60%         0.60%         0.58%
  Expenses (before
    reimbursement)                   0.55%+           0.55%           0.59%           0.60%         0.60%         0.58%
Portfolio turnover rate                21%              45%             39%             43%           49%           56%
Net assets at end of period
  (in 000's)                     $944,667       $1,022,911      $1,167,527      $1,114,766      $696,500      $684,738

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     2.85% and 2.58% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(f)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.
*    Unaudited.

 M-196 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                              SERVICE CLASS
--------------------------------------------------------------------------
                                                                JUNE 4,
    SIX MONTHS                                                  2003(A)
      ENDED                                                     THROUGH
     JUNE 30,            YEAR ENDED DECEMBER 31,              DECEMBER 31,
      2006*               2005              2004                  2003
     $   9.56           $   9.88          $   9.40              $  8.69
    ----------          --------          --------            ------------
         0.35 (b)           0.71(b)           0.68                 0.44(b)
        (0.04)             (0.47)             0.47                 0.92
        (0.00)(c)           0.02              0.02                 0.00(c)
    ----------          --------          --------            ------------
         0.31               0.26              1.17                 1.36
    ----------          --------          --------            ------------
           --              (0.58)            (0.69)               (0.65)
    ----------          --------          --------            ------------
     $   9.87           $   9.56          $   9.88              $  9.40
    ==========          ========          ========            ============
         3.16%(d)           2.66%(e)         12.44%               15.66%(d)
         7.19%+             7.14%             7.15%                8.26%+(f)
         0.80%+             0.70%             0.84%                0.85%+
         0.80%+             0.80%             0.84%                0.85%+
           21%                45%               39%                  43%
     $431,418           $400,109          $276,241              $79,608

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP INCOME & GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX     ONE    FIVE      SINCE
TOTAL RETURNS              MONTHS   YEAR   YEARS   INCEPTION
------------------------------------------------------------
After Portfolio operating
  expenses                  2.67%   7.09%  3.65%     3.46%

(PERFORMANCE GRAPH)

                                                                MAINSTAY VP INCOME & GROWTH
                                                                         PORTFOLIO                      S&P 500 INDEX
                                                                ---------------------------             -------------
5/1/98                                                                     10000                              10000
                                                                           10137                              10227
                                                                           11987                              12555
                                                                           12427                              13465
                                                                           11037                              11468
                                                                            9432                               9405
                                                                            9452                               9429
                                                                           11419                              11230
                                                                           12329                              11941
6/30/06                                                                    13203                              12971


SERVICE CLASS(1)                                                   AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL        SIX     ONE    FIVE      SINCE
RETURNS                    MONTHS   YEAR   YEARS   INCEPTION
------------------------------------------------------------
After Portfolio operating
  expenses                  2.54%   6.86%  3.40%     3.21%

(PERFORMANCE GRAPH)

                                                                MAINSTAY VP INCOME & GROWTH
                                                                        PORTFOLIO                       S&P 500 INDEX
                                                                ---------------------------             -------------
5/1/98                                                                     10000                              10000
                                                                           10132                              10227
                                                                           11952                              12555
                                                                           12360                              13465
                                                                           10951                              11468
                                                                            9335                               9405
                                                                            9332                               9429
                                                                           11247                              11230
                                                                           12113                              11941
6/30/06                                                                    12944                              12971


                                                            SIX      ONE    FIVE      SINCE
BENCHMARK PERFORMANCE                                      MONTHS   YEAR    YEARS   INCEPTION
---------------------------------------------------------------------------------------------

S&P 500(R) Index*                                          2.71%    8.63%   2.49%     3.23%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/13/03, includes the historical performance of the Initial Class shares from inception (5/1/98) through 6/12/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-198   MainStay VP Income and Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP INCOME AND GROWTH
PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2006, to June 30, 2006 and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2006, through June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/06            6/30/06           PERIOD(1)           6/30/06            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,026.75            $4.07            $1,020.95             $4.06
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,025.50            $5.32            $1,019.70             $5.31
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.81% for Initial Class and 1.06% for Service Class) multiplied by the average account value over the period, divided by 365, and multiplied by 181 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-199

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                       (PORTFOLIO COMPOSITION PIE CHART)

 99.7%           Common Stocks
 11.4            Short-Term Investments (collateral from securities lending is 11.4%)
-11.1            Liabilities in Excess of Cash and Other Assets

See Portfolio of Investments on page M-203 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  Chevron Corp.
 3.  International Business Machines Corp.
 4.  Citigroup, Inc.
 5.  Bank of America Corp.
 6.  Washington Mutual, Inc
 7.  Morgan Stanley
 8.  FirstEnergy Corp.
 9.  Cummins, Inc.
10.  Merck & Co., Inc.

 M-200   MainStay VP Income and Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Kurt Borgwardt, CFA, Lynette Pang, John Schniedwind, CFA, and Zili Zhang of American Century Investment Management, Inc.

HOW DID MAINSTAY VP INCOME & GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE FIRST SIX MONTHS OF 2006?

For the six months ended June 30, 2006, MainStay VP Income & Growth Portfolio returned 2.67% for Initial Class shares and 2.54% for Service Class shares. Both share classes underperformed the 4.47% return of the average Lipper* Variable Products Multi-Cap Value Portfolio over the same period. Both share classes underperformed the 2.71% return of the S&P 500(R) Index,* the Portfolio's broad-based securities-market index, for the six months ended June 30, 2006.

DURING THE FIRST HALF OF 2006, WHAT FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE RELATIVE TO THE S&P 500(R) INDEX?

The Portfolio benefited from its slight tilt toward value stocks, but the primary determinant of the Portfolio's performance relative to the Index was individual stock selection.

DURING THE REPORTING PERIOD, WHICH SECTORS CONTRIBUTED THE MOST TO THE PORTFOLIO'S RELATIVE PERFORMANCE?

The health care and industrials sectors were the strongest positive contributors to relative performance. In the health care sector, the largest contributions to performance came from favorable stock selection among health care providers & services stocks and an overweighted position in the life sciences tools & services industry. Performance in the industrials sector was driven by strong stock selection in the machinery industry and a substantially underweighted position in industrial conglomerates. Stock selection in the utilities sector also helped the Portfolio's relative performance, but to a lesser degree.

WHICH SECTORS DETRACTED THE MOST FROM THE PORTFOLIO'S RELATIVE PERFORMANCE?

During the first half of 2006, information technology stocks were the worst performers in the S&P 500(R) Index,* and information technology holdings had an even stronger negative impact on Portfolio performance. Poor stock selection in the semiconductors & semiconductor equipment industry and in the communications equipment industry particularly hindered relative results.

Stock selection also proved detrimental to relative performance in the consumer discretionary and consumer staples sectors, especially among food products companies and automakers.

ON AN ABSOLUTE BASIS, WHICH INDIVIDUAL STOCKS WERE THE BEST AND WORST PERFORMERS DURING THE FIRST HALF OF 2006?

The top contributors to the Portfolio's absolute performance were economically sensitive stocks that benefited from strong industrial demand and rising commodity prices. Top-performing positions included engine manufacturer Cummins, steelmaker Nucor, and oil producer Chevron.

On the downside, most of the worst performers in the Portfolio on an absolute basis were information technology stocks, including chipmaker Intel and Internet services provider EarthLink. Another weak performer was paper & forest products company Louisiana-Pacific.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Our stock selection process is based on a balanced set of growth and value criteria. In particular, we look for stocks that we believe have an attractive combination of value and growth potential, while striking a balance between risk and expected return. During the first half of 2006, this process led us to establish significant positions in investment bank Goldman Sachs, department store chain J.C. Penney, and camera products company Eastman Kodak. During the reporting period, we eliminated the Portfolio's positions in property & casualty insurer The St. Paul Travelers Cos. and agricultural products maker Archer-Daniels-Midland.


Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-201

HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO THE S&P 500(R) INDEX* DURING THE FIRST HALF OF 2006?

The Portfolio focuses on individual stock selection while generally remaining sector-neutral relative to the S&P 500(R) Index.* During the first six months of 2006, however, the Portfolio held modestly over-weighted positions relative to the S&P 500(R)* in the financials and energy sectors, with corresponding underweighted positions in the industrials and consumer staples sectors.

WERE THERE ANY SIGNIFICANT INDUSTRY WEIGHTING CHANGES DURING THE REPORTING
PERIOD?

During the first half of 2006, we increased the Portfolio's exposure to the health care providers & services and capital markets industries, and we reduced the Portfolio's positions in the biotechnology and commercial services & supplies industries.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change.

There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-202   MainStay VP Income and Growth Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED


                                                        SHARES           VALUE
COMMON STOCKS (99.7%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.2%)
Boeing Co. (The)                                           542   $     44,395
Lockheed Martin Corp.                                    2,633        188,891
Northrop Grumman Corp.                                  32,435      2,077,786
Raytheon Co.                                             2,608        116,239
                                                                 ------------
                                                                    2,427,311
                                                                 ------------
AIR FREIGHT & LOGISTICS (1.2%)
FedEx Corp.                                              2,957        345,555
United Parcel Service, Inc. Class B                     12,388      1,019,904
                                                                 ------------
                                                                    1,365,459
                                                                 ------------
AIRLINES (0.1%)
Southwest Airlines Co.                                   9,408        154,009
                                                                 ------------

AUTO COMPONENTS (0.8%)
ArvinMeritor, Inc. (a)                                  48,484        833,440
                                                                 ------------

AUTOMOBILES (0.9%)
Ford Motor Co. (a)                                     143,257        992,771
                                                                 ------------
BIOTECHNOLOGY (0.6%)
Amgen, Inc. (b)                                          9,741        635,405
                                                                 ------------

BUILDING PRODUCTS (0.3%)
USG Corp. (a)(b)                                         4,828        352,106
                                                                 ------------
CAPITAL MARKETS (6.1%)
Ameriprise Financial, Inc.                                 245         10,944
Goldman Sachs Group, Inc. (The)                         17,243      2,593,864
Lehman Brothers Holdings, Inc.                          14,180        923,827
Merrill Lynch & Co., Inc.                                2,126        147,885
V  Morgan Stanley                                       48,882      3,089,831
                                                                 ------------
                                                                    6,766,351
                                                                 ------------
CHEMICALS (3.3%)
Eastman Chemical Co.                                    16,177        873,558
Lyondell Chemical Co.                                   70,842      1,605,280
Olin Corp.                                              31,948        572,828
Westlake Chemical Corp.                                 18,609        554,548
                                                                 ------------
                                                                    3,606,214
                                                                 ------------
COMMERCIAL BANKS (2.5%)
Comerica, Inc.                                           3,871        201,253
National City Corp. (a)                                 52,627      1,904,571
Wachovia Corp.                                          12,150        657,072
                                                                 ------------
                                                                    2,762,896
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.4%)
John H. Harland Co.                                      5,929        257,911
R.R. Donnelley & Sons Co.                                5,296        169,207
                                                                 ------------
                                                                      427,118
                                                                 ------------


                                                        SHARES           VALUE
COMMUNICATIONS EQUIPMENT (0.3%)
Motorola, Inc.                                          18,230   $    367,334
                                                                 ------------

COMPUTERS & PERIPHERALS (5.9%)
Hewlett-Packard Co.                                     73,690      2,334,499
Imation Corp.                                            1,960         80,458
V  International Business Machines Corp.                52,147      4,005,933
Komag, Inc. (a)(b)                                       2,200        101,596
                                                                 ------------
                                                                    6,522,486
                                                                 ------------
CONSUMER FINANCE (0.5%)
Capital One Financial Corp.                              5,754        491,679
                                                                 ------------

DISTRIBUTORS (0.3%)
Building Materials
  Holding Corp. (a)                                     12,257        341,603
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (6.9%)
V  Bank of America Corp.                                77,828      3,743,527
V  Citigroup, Inc.                                      80,465      3,881,632
                                                                 ------------
                                                                    7,625,159
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
AT&T, Inc. (a)                                          62,019      1,729,710
Embarq Corp. (b)                                         1,636         67,060
Verizon Communications, Inc.                            41,738      1,397,806
                                                                 ------------
                                                                    3,194,576
                                                                 ------------
ELECTRIC UTILITIES (3.5%)
V  FirstEnergy Corp.                                    54,941      2,978,352
Pepco Holdings, Inc.                                    38,836        915,753
                                                                 ------------
                                                                    3,894,105
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.3%)
Arrow Electronics, Inc. (b)                             37,318      1,201,640
Nam Tai Electronics, Inc.                                9,561        213,880
Tech Data Corp. (b)                                      1,769         67,770
                                                                 ------------
                                                                    1,483,290
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (0.0%)+
Grey Wolf, Inc. (a)(b)                                   5,068         39,024
                                                                 ------------

FOOD & STAPLES RETAILING (1.2%)
Longs Drug Stores Corp.                                    983         44,844
SUPERVALU, Inc. (a)                                     43,043      1,321,420
                                                                 ------------
                                                                    1,366,264
                                                                 ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
FOOD PRODUCTS (1.4%)
Chiquita Brands International, Inc.                     24,677   $    340,049
Del Monte Foods Co.                                     14,847        166,732
General Mills, Inc.                                     15,367        793,859
Seaboard Corp. (a)                                         168        215,040
                                                                 ------------
                                                                    1,515,680
                                                                 ------------
GAS UTILITIES (0.5%)
Nicor, Inc. (a)                                          1,765         73,247
UGI Corp.                                               19,454        478,957
                                                                 ------------
                                                                      552,204
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
Becton, Dickinson & Co.                                 13,840        846,039
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (2.6%)
AmerisourceBergen Corp.                                 20,113        843,137
Humana, Inc. (b)                                        11,243        603,749
Kindred Healthcare, Inc. (b)                             4,173        108,498
McKesson Corp.                                          26,966      1,274,952
                                                                 ------------
                                                                    2,830,336
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (0.9%)
Darden Restaurants, Inc. (a)                             9,976        393,054
McDonald's Corp.                                        18,726        629,194
                                                                 ------------
                                                                    1,022,248
                                                                 ------------
HOUSEHOLD DURABLES (1.1%)
Furniture Brands International, Inc. (a)                 1,941         40,450
Newell Rubbermaid, Inc.                                 21,980        567,743
NVR, Inc. (b)                                              236        115,935
Tupperware Brands Corp.                                 24,417        480,771
                                                                 ------------
                                                                    1,204,899
                                                                 ------------
HOUSEHOLD PRODUCTS (2.0%)
Kimberly-Clark Corp.                                    34,889      2,152,651
                                                                 ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
TXU Corp.                                                2,484        148,518
                                                                 ------------

INDUSTRIAL CONGLOMERATES (0.5%)
Tyco International, Ltd.                                18,777        516,367
                                                                 ------------

INSURANCE (4.6%)
ACE, Ltd.                                               35,142      1,777,834
American Financial Group, Inc.                           9,073        389,232
Arch Capital Group, Ltd. (b)                             1,826        108,574
Chubb Corp. (The)                                       10,204        509,180
Endurance Specialty Holdings, Ltd.                       2,487         79,584
First American Corp.                                    19,069        806,047


                                                        SHARES           VALUE
INSURANCE (CONTINUED)
LandAmerica Financial Group, Inc. (a)                   11,902   $    768,869
Zenith National Insurance Corp.                         15,354        609,093
                                                                 ------------
                                                                    5,048,413
                                                                 ------------
INTERNET SOFTWARE & SERVICES (1.2%)
EarthLink, Inc. (b)                                     90,026        779,625
RealNetworks, Inc. (b)                                  11,700        125,190
United Online, Inc. (a)                                 38,086        457,032
                                                                 ------------
                                                                    1,361,847
                                                                 ------------
IT SERVICES (0.9%)
Accenture, Ltd. Class A                                  3,272         92,663
Acxiom Corp.                                             5,167        129,175
Computer Sciences Corp. (b)                             14,797        716,767
                                                                 ------------
                                                                      938,605
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (0.1%)
Hasbro, Inc.                                             7,980        144,518
                                                                 ------------

LIFE SCIENCES TOOLS & SERVICES (1.3%)
Applera Corp.-Applied Biosystems Group                  42,698      1,381,280
                                                                 ------------

MACHINERY (2.5%)
V  Cummins, Inc. (a)                                    22,796      2,786,811
                                                                 ------------

MEDIA (2.0%)
CBS Corp. Class B (a)                                   16,067        434,612
Regal Entertainment Group Class A (a)                    2,937         59,680
Time Warner, Inc.                                       47,740        825,902
Viacom, Inc. Class B (b)                                 7,139        255,862
Walt Disney Co. (The)                                   19,083        572,490
                                                                 ------------
                                                                    2,148,546
                                                                 ------------
METALS & MINING (1.6%)
Freeport-McMoRan Copper & Gold, Inc. Class B (a)         8,482        469,988
Nucor Corp.                                             17,743        962,558
Quanex Corp.                                             7,326        315,531
Steel Dynamics, Inc.                                       944         62,059
                                                                 ------------
                                                                    1,810,136
                                                                 ------------
MULTILINE RETAIL (0.1%)
J.C. Penney Co., Inc.                                      805         54,346
                                                                 ------------

MULTI-UTILITIES (0.6%)
OGE Energy Corp.                                         4,355        152,556
PG&E Corp.                                               3,188        125,225
Vectren Corp.                                           14,072        383,462
                                                                 ------------
                                                                      661,243
                                                                 ------------

 M-204 MainStay VP Income & Growth Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (12.4%)
V  Chevron Corp.                                        80,894   $  5,020,282
ConocoPhillips                                          22,067      1,446,050
V  ExxonMobil Corp.                                     85,866      5,267,879
Marathon Oil Corp.                                       7,103        591,680
Occidental Petroleum Corp.                               8,016        822,041
Tesoro Corp.                                             1,081         80,383
Valero Energy Corp.                                      6,892        458,456
                                                                 ------------
                                                                   13,686,771
                                                                 ------------
PAPER & FOREST PRODUCTS (1.3%)
Louisiana-Pacific Corp.                                 63,212      1,384,343
                                                                 ------------
PHARMACEUTICALS (6.7%)
Alpharma, Inc. Class A                                   8,614        207,081
Johnson & Johnson                                       29,048      1,740,556
King Pharmaceuticals, Inc. (b)                          27,769        472,073
V  Merck & Co., Inc.                                    72,314      2,634,399
Pfizer, Inc.                                            97,153      2,280,181
ViroPharma, Inc. (b)                                    11,183         96,397
                                                                 ------------
                                                                    7,430,687
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS (2.7%)
CBL & Associates Properties, Inc. (a)                   44,195      1,720,511
HRPT Properties Trust                                   26,226        303,173
iStar Financial, Inc.                                   22,461        847,903
Mack-Cali Realty Corp.                                   1,654         75,952
                                                                 ------------
                                                                    2,947,539
                                                                 ------------
ROAD & RAIL (1.0%)
Burlington Northern
  Santa Fe Corp.                                         4,195        332,454
CSX Corp.                                                2,236        157,504
Laidlaw International, Inc.                              5,817        146,588
Norfolk Southern Corp.                                   4,510        240,022
Union Pacific Corp.                                      2,870        266,795
                                                                 ------------
                                                                    1,143,363
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.3%)
Freescale Semiconductor, Inc. Class B (b)               19,984        587,530
Intel Corp.                                             22,660        429,407
National Semiconductor Corp. (a)                        15,129        360,827
Texas Instruments, Inc.                                  1,304         39,498
                                                                 ------------
                                                                    1,417,262
                                                                 ------------
SOFTWARE (2.0%)
BMC Software, Inc. (b)                                     492         11,759
Microsoft Corp. (a)                                     89,192      2,078,174
Sybase, Inc. (b)                                         4,526         87,804
                                                                 ------------
                                                                    2,177,737
                                                                 ------------


                                                        SHARES           VALUE
SPECIALTY RETAIL (1.5%)
AutoNation, Inc. (b)                                     6,153   $    131,920
Barnes & Noble, Inc.                                    24,920        909,580
Group 1 Automotive, Inc.                                 6,154        346,716
Payless ShoeSource, Inc. (a)(b)                          9,989        271,401
                                                                 ------------
                                                                    1,659,617
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (3.9%)
Countrywide Financial Corp.                              5,956        226,804
IndyMac Bancorp, Inc. (a)                               16,683        764,916
V  Washington Mutual, Inc.                              72,909      3,323,192
                                                                 ------------
                                                                    4,314,912
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
Sprint Nextel Corp.                                     48,587        971,254
                                                                 ------------
Total Common Stocks
  (Cost $104,671,892)                                             109,906,772
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (11.4%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (3.5%)
Barton Capital LLC
  5.272%, due 7/21/06 (c)                             $179,814        179,814
Clipper Receivables Corp.
  5.094%, due 7/5/06 (c)                               179,814        179,814
Compass Securitization Corp.
  5.331%, due 7/24/06 (c)                              266,141        266,141
Fairway Finance Corp.
  5.268%, due 7/6/06 (c)                               269,722        269,722
Falcon Asset Securitization Corp.
  5.099%, due 7/6/06 (c)                               269,722        269,722
Grampian Funding LLC
  5.266%, due 7/13/06 (c)                              269,722        269,722
Kitty Hawk Funding Corp.
  5.161%, due 7/10/06 (c)                              269,722        269,722
Liberty Street Funding Corp.
  5.082%, due 7/3/06 (c)                               269,722        269,722
  5.239%, due 7/24/06 (c)                              449,536        449,536
Ranger Funding LLC
  5.265%, due 8/1/06 (c)                               263,713        263,713
Sheffield Receivables Corp.
  5.252%, due 7/18/06 (c)                              269,722        269,722
  5.31%, due 7/11/06 (c)                               269,722        269,722
Silver Tower U.S. Funding
  5.335%, due 7/31/06 (c)                              305,684        305,684
Yorktown Capital LLC
  5.272%, due 7/20/06 (c)                              357,831        357,831
                                                                 ------------
Total Commercial Paper
  (Cost $3,890,587)                                                 3,890,587
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES           VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
INVESTMENT COMPANY (1.5%)
BGI Institutional Money Market Fund (c)              1,624,790   $  1,624,790
                                                                 ------------
Total Investment Company
  (Cost $1,624,790)                                                 1,624,790
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.3%)
Morgan Stanley & Co.
  5.42%, dated 6/30/06
  due 7/3/06
  Proceeds at Maturity $341,802
  (Collateralized by various bonds
  with a Principal Amount of
  $401,906 and a Market Value
  of $351,802) (c)                                    $341,648        341,648
                                                                 ------------
Total Repurchase Agreement
  (Cost $341,648)                                                     341,648
                                                                 ------------
TIME DEPOSITS (6.1%)
Bank of America Corp.
  5.27%, due 7/25/06 (c)(d)                            719,258        719,258
Calyon
  5.265%, due 8/2/06 (c)                               629,351        629,351
Credit Suisse First Boston Corp.
  5.305%, due 7/27/06 (c)                              629,351        629,351
Fortis Bank
  5.26%, due 7/7/06 (c)                                629,351        629,351
Skandinaviska Enskilda
  Banken AB
  5.08%, due 7/5/06 (c)                                809,165        809,165
Societe Generale North America, Inc.
  5.313%, due 7/3/06 (c)                             1,594,427      1,594,427

                                                     PRINCIPAL
                                                        AMOUNT           VALUE
TIME DEPOSITS (CONTINUED)
Toronto Dominion Bank
  5.30%, due 7/26/06 (c)                              $719,258   $    719,258
UBS AG
  5.10%, due 7/7/06 (c)                                359,629        359,629
Wells Fargo Bank N.A.
  5.22%, due 7/6/06 (c)                                629,351        629,351
                                                                 ------------
Total Time Deposits
  (Cost $6,719,141)                                                 6,719,141
                                                                 ------------
Total Short-Term Investments
  (Cost $12,576,166)                                               12,576,166
                                                                 ------------
Total Investments
  (Cost $117,248,058) (e)                                111.1%   122,482,938(f)
Liabilities in Excess of
  Cash and Other Assets                                  (11.1)   (12,254,871)
                                                    ----------   ------------
Net Assets                                               100.0%  $110,228,067
                                                    ==========   ============

++   Less than one tenth of a percent.
(a)  Represents security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at June
     30, 2006.
(e)  The cost for federal income tax purposes is
     $118,354,960.
(f)  At June 30, 2006 net unrealized appreciation was
     $4,127,978, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $9,539,737 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $5,411,759.

 M-206 MainStay VP Income & Growth Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost
  $117,248,058) including $12,138,520 market
  value of securities loaned                    $122,482,938
Cash                                                 247,584
Receivables:
  Dividends and interest                             146,510
  Fund shares sold                                    60,727
Other assets                                           3,702
                                                -------------
    Total assets                                 122,941,461
                                                -------------

LIABILITIES:
Securities lending collateral                     12,576,166
Payables:
  Adviser                                             43,964
  Shareholder communication                           23,577
  Administrator                                       17,713
  Professional                                        16,285
  Fund shares redeemed                                13,777
  Custodian                                           10,526
  NYLIFE Distributors                                  7,243
  Directors                                              645
Accrued expenses                                       3,498
                                                -------------
    Total liabilities                             12,713,394
                                                -------------
Net assets                                      $110,228,067
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $     60,714
  Service Class                                       29,845
Additional paid-in capital                       100,679,263
Accumulated undistributed net investment
  income                                           1,459,247
Accumulated undistributed net realized gain on
  investments                                      2,764,118
Net unrealized appreciation on investments         5,234,880
                                                -------------
Net assets                                      $110,228,067
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $ 73,988,421
                                                =============
Shares of capital stock outstanding                6,071,420
                                                =============
Net asset value per share outstanding           $      12.19
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 36,239,646
                                                =============
Shares of capital stock outstanding                2,984,543
                                                =============
Net asset value per share outstanding           $      12.14
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                       $1,315,194
  Income from securities loaned--net                   8,016
  Interest                                             7,589
                                                  -----------
    Total income                                   1,330,799
                                                  -----------
EXPENSES:
  Advisory                                           266,054
  Administration                                     107,226
  Distribution and service--Service Class             43,195
  Professional                                        30,936
  Custodian                                           19,629
  Shareholder communication                            8,162
  Directors                                            2,560
  Miscellaneous                                        1,524
                                                  -----------
    Total expenses                                   479,286
                                                  -----------
Net investment income                                851,513
                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                   2,455,226
Net change in unrealized appreciation on
  investments                                       (446,542)
                                                  -----------
Net realized and unrealized gain on investments    2,008,684
                                                  -----------
Net increase in net assets resulting from
  operations                                      $2,860,197
                                                  ===========

 M-208 MainStay VP Income & Growth Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2005

                                             2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $    851,513   $  1,808,281
 Net realized gain on investments       2,455,226      5,389,727
 Net change in unrealized
  appreciation on investments            (446,542)    (2,450,726)
                                     ---------------------------
 Net increase in net assets
  resulting from operations             2,860,197      4,747,282
                                     ---------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                               --       (840,417)
   Service Class                               --       (319,127)
                                     ---------------------------
 Total dividends to shareholders               --     (1,159,544)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        6,084,471      7,142,282
   Service Class                        4,938,589     14,440,851
 Net asset value of shares issued
  to shareholders in reinvestment of dividends:
   Initial Class                               --        840,417
   Service Class                               --        319,127
                                     ---------------------------
                                       11,023,060     22,742,677
 Cost of shares redeemed:
   Initial Class                       (7,909,979)   (13,306,594)
   Service Class                       (2,028,753)    (1,939,116)
                                     ---------------------------
                                       (9,938,732)   (15,245,710)
   Increase in net assets derived
    from capital share transactions     1,084,328      7,496,967
                                     ---------------------------
   Net increase in net assets           3,944,525     11,084,705

NET ASSETS:
Beginning of period                   106,283,542     95,198,837
                                     ---------------------------
End of period                        $110,228,067   $106,283,542
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $  1,459,247   $    607,734
                                     ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                           INITIAL CLASS
                                            ---------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                         YEAR ENDED DECEMBER 31,
                                              2006*          2005         2004         2003         2002         2001
Net asset value at beginning of period       $ 11.87        $ 11.47      $ 10.35      $  8.14      $ 10.24      $ 11.28
                                            ----------      -------      -------      -------      -------      -------
Net investment income                           0.10           0.21(b)      0.19(c)      0.14(b)      0.10         0.08
Net realized and unrealized gain (loss) on
  investments                                   0.22           0.33         1.12         2.20        (2.10)       (1.04)
                                            ----------      -------      -------      -------      -------      -------
Total from investment operations                0.32           0.54         1.31         2.34        (2.00)       (0.96)
                                            ----------      -------      -------      -------      -------      -------
Less dividends:
  From net investment income                      --          (0.14)       (0.19)       (0.13)       (0.10)       (0.08)
                                            ----------      -------      -------      -------      -------      -------
Net asset value at end of period             $ 12.19        $ 11.87      $ 11.47      $ 10.35      $  8.14      $ 10.24
                                            ==========      =======      =======      =======      =======      =======
Total investment return                         2.67%(d)       4.69%(e)    12.65%       28.69%      (19.52%)      (8.50%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         1.67%+         1.82%        1.92%(c)     1.51%        1.09%        0.81%
  Net expenses                                  0.81%+         0.75%        0.90%        0.94%        0.92%        0.88%
  Expenses (before reimbursement)               0.81%+         0.84%        0.90%        0.94%        0.92%        0.88%
Portfolio turnover rate                           40%            77%          72%          79%          71%          61%
Net assets at end of period (in 000's)       $73,988        $73,787      $76,526      $69,598      $58,153      $71,000

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.05 per share and 0.26%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     4.60% and 4.40% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(f)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.
*    Unaudited.

 M-210 MainStay VP Income & Growth Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                            SERVICE CLASS
    --------------------------------------------------------------
  SIX MONTHS                                      JUNE 13, 2003(A)
    ENDED                                             THROUGH
   JUNE 30,         YEAR ENDED DECEMBER 31,         DECEMBER 31,
      2006*           2005           2004               2003
     $ 11.84         $ 11.45        $ 10.34            $ 9.26
    ----------      ---------      ---------      ----------------
        0.08            0.20(b)        0.18(c)           0.07(b)
        0.22            0.31           1.11              1.14
    ----------      ---------      ---------      ----------------
        0.30            0.51           1.29              1.21
    ----------      ---------      ---------      ----------------
          --           (0.12)         (0.18)            (0.13)
    ----------      ---------      ---------      ----------------
     $ 12.14         $ 11.84        $ 11.45            $10.34
    ==========      =========      =========      ================
        2.54%(d)        4.47%(e)      12.38%            13.10%(d)
        1.42%+          1.57%          1.67%(c)          1.26%+(f)
        1.06%+          1.00%          1.15%             1.19%+
        1.06%+          1.09%          1.15%             1.19%+
          40%             77%            72%               79%
     $36,240         $32,497        $18,673            $4,099

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------
After Portfolio operating
  expenses                 10.84%   20.16%  11.36%  7.73%

(PERFORMANCE GRAPH)

                                                                 MAINSTAY VP INTERNATIONAL
                                                                      EQUITY PORTFOLIO                 MSCI EAFE INDEX
                                                                 -------------------------             ---------------
6/30/96                                                                    10000                              10000
                                                                           11444                              11284
                                                                           12879                              11972
                                                                           13564                              12883
                                                                           15605                              15094
                                                                           12296                              11531
                                                                           12846                              10436
                                                                           12589                               9762
                                                                           15428                              12922
                                                                           17522                              14686
6/30/06                                                                    21055                              18586


SERVICE CLASS(1)                                                   AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------
After Portfolio operating
  expenses                 10.70%   19.89%  11.09%  7.47%

(PERFORMANCE GRAPH)

                                                                 MAINSTAY VP INTERNATIONAL
                                                                    EQUITY PORTFOLIO                   MSCI EAFE INDEX
                                                                 -------------------------             ---------------
6/30/96                                                                    10000                              10000
                                                                           11416                              11284
                                                                           12817                              11972
                                                                           13465                              12883
                                                                           15454                              15094
                                                                           12149                              11531
                                                                           12661                              10436
                                                                           12377                               9762
                                                                           15131                              12922
                                                                           17142                              14686
6/30/06                                                                    20551                              18586


                                                              SIX      ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                        MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------------------------------------------

MSCI EAFE(R) Index*                                          10.16%   26.56%  10.02%  6.39%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from 7/1/96 through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-212   MainStay VP International Equity Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2006, to June 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2006, to June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/06            6/30/06           PERIOD(1)           6/30/06            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,108.85            $4.65            $1,020.55             $4.46
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,107.60            $5.96            $1,019.30             $5.71
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.89% for Initial Class, 1.14% for Service Class) multiplied by the average account value over the period, divided by 365, and multiplied by 181 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-213

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                            (COMPOSITION PIE CHART)

91.7%           Common Stocks
 9.0            Short-Term Investments (collateral from securities lending is 8.8%)
 3.1            Warrants
-3.8            Liabilities in Excess of Cash and Other Assets

See Portfolio of Investments on page M-217 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Tesco PLC
 2.  Nestle S.A. Registered
 3.  Mediaset S.p.A.
 4.  Reed Elsevier N.V.
 5.  Ryanair Holdings PLC
 6.  Loblaw Cos., Ltd.
 7.  Banco Popular Espanol S.A.
 8.  TNT N.V.
 9.  Diageo PLC(+)
10.  Bayerische Motoren Werke AG

+ Security trades on more than one exchange.

 M-214   MainStay VP International Equity Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Rupal J. Bhansali of MacKay Shields LLC.

HOW DID MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE FIRST HALF OF 2006?

For the six months ended June 30, 2006, MainStay VP International Equity Portfolio returned 10.84% for Initial Class shares and 10.70% for Service Class shares. Both share classes outperformed the 8.95% return of the average Lipper* Variable Products International Core Portfolio over the same period. Both share classes also outperformed the 10.16% return of the Morgan Stanley Capital International EAFE(R) Index,* the Portfolio's broad-based securities-market index, for the six months ended June 30, 2006.

WHAT ACCOUNTED FOR THE PORTFOLIO'S STRONG RELATIVE PERFORMANCE?

We attribute the Portfolio's strong relative performance to our bottom-up investment approach, which pointed the Portfolio to companies that happened to be out of favor yet had quality balance sheets and high returns on invested capital.

DURING THE REPORTING PERIOD, WHICH INDUSTRY GROUPS WERE STRONG CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH ONES WERE WEAK?(1)

Diversified financials was the strongest-performing industry group during the reporting period, benefiting from the continued consolidation of stock markets in Europe. The materials industry group was also strong, supported by solid economic growth and continuing demand that led to higher commodity prices. Over the same period, telecommunication services and food, beverage & tobacco were among the weakest industry groups, largely because of increased costs and margin pressures in a highly competitive environment.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE PARTICULARLY STRONG OR WEAK CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE?

For the first half of 2006, the strongest contributors to the Portfolio's performance were Man Group, Deutsche Bourse, and UBS. All three of these stocks benefited from increased activity in the equity markets.

The Portfolio's weakest performers during the reporting period were airline Ryanair, food & staples retailer Loblaw, and insurance company Swiss Re.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

We initiated a position Nokian Renkaat, a Finland-based tire manufacturer that provides top-quality winter tires to the European marketplace. We also added to the Portfolio's position in Mediaset, an Italian media concern that underperformed recently because of Italy's election results.

Significant sales included Australian Gas and Light and Hong Kong Electric. Australian Gas and Light received a hostile offer from Alinta and we sold the shares when they rallied past what we believed to be their intrinsic value. We reduced the Portfolio's position in Hong Kong Electric since we anticipated that the monopoly would face additional regulatory challenges following its next regulatory review.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S WEIGHTINGS DURING THE REPORTING PERIOD?

At the end of June 2006, the Portfolio was overweighted in industry groups such as diversified financials, food & staples retailing, and media, with


1. Information about industry groups and regional exposure is for informational purposes only. The Portfolio uses a bottom-up stock selection process that evaluates each stock on its individual merits. Decisions are not driven by top-down macroeconomic, regional, or industry-group evaluations.

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-215
a slightly overweighted position in the health care sector. At the same time, the Portfolio was underweighted in the telecommunication services, materials, and energy sectors. As of June 30, 2006, the Portfolio was market weighted in the automobiles & components industry group.

From a regional perspective, we have found promising opportunities in Europe and in Asian nations outside of Japan. As a result, the Portfolio has remained underweighted relative to the benchmark in Japanese securities. We have, however, recently found businesses in Japan that meet all our criteria for ownership in the Portfolio, so the degree of underweighting has decreased.


The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-216   MainStay VP International Equity Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED


                                                       SHARES          VALUE
COMMON STOCKS (91.7%)+
----------------------------------------------------------------------------
AUSTRIA (0.2%)
Wiener Staedtische Versicherung AG (insurance)         12,325   $    725,157
                                                                ------------

BELGIUM (1.0%)
Belgacom S.A. (diversified telecommunication
  services)                                            84,900      2,815,774
UCB S.A. (pharmaceuticals)                             23,900      1,293,081
                                                                ------------
                                                                   4,108,855
                                                                ------------
CANADA (5.8%)
Bank of Montreal (commercial banks)                    26,700      1,436,533
Cognos, Inc. (software) (a)                           203,100      5,714,746
V  Loblaw Cos., Ltd. (food & staples retailing)
  (b)                                                 275,900     12,728,523
Research In Motion, Ltd. (communications
  equipment) (a)                                       65,248      4,552,353
                                                                ------------
                                                                  24,432,155
                                                                ------------
FINLAND (1.3%)
Nokian Renkaat Oyj (auto components) (b)              420,150      5,524,399
                                                                ------------

FRANCE (4.6%)
Air Liquide S.A. (chemicals)                           19,987      3,893,356
BNP Paribas S.A. (commercial banks)                    82,694      7,916,867
Total S.A. (oil, gas & consumable fuels)              113,800      7,488,851
                                                                ------------
                                                                  19,299,074
                                                                ------------
GERMANY (6.3%)
Allianz AG (insurance)                                 19,600      3,096,570
V  Bayerische Motoren Werke
  AG (automobiles)                                    228,229     11,402,251
Hannover Rueckversicherung AG (insurance) (a)(b)      241,535      8,449,382
Henkel KGaA (household products)                        3,700        422,895
Muenchener Rueckversicherungs--Gesellschaft AG
  Registered (insurance)                               19,926      2,722,197
Rational AG (household products)                        1,200        196,216
                                                                ------------
                                                                  26,289,511
                                                                ------------
GREECE (0.3%)
OPAP S.A. (hotels,
  restaurants & leisure)                               39,921      1,445,025
                                                                ------------


                                                       SHARES          VALUE
HONG KONG (2.1%)
Esprit Holdings, Ltd. (specialty retail)              659,000   $  5,379,730
HongKong Electric Holdings, Ltd. (electric
  utilities)                                          493,000      2,231,301
Yue Yuen Industrial Holdings, Ltd. (textiles,
  apparel & luxury goods)                             388,000      1,066,634
                                                                ------------
                                                                   8,677,665
                                                                ------------
INDIA (0.0%)++
State Bank of India, GDR (commercial banks) (c)         2,249         89,960
                                                                ------------

IRELAND (1.2%)
Bank of Ireland (commercial banks)                    285,520      5,094,461
                                                                ------------

ITALY (11.7%)
Assicurazioni Generali S.p.A. (insurance)             143,700      5,234,609
Enel S.p.A. (electric utilities) (b)                1,140,150      9,829,002
ENI S.p.A. (oil, gas & consumable fuels) (b)          216,600      6,380,283
ENI S.p.A., Sponsored ADR (oil, gas & consumable
  fuels) (b)(d)                                        11,250        660,937
V  Mediaset S.p.A. (media)                          1,196,585     14,111,137
Snam Rete Gas S.p.A. (gas utilities) (b)            2,191,565      9,635,729
Terna S.p.A. (electric utilities)                   1,130,904      3,015,917
                                                                ------------
                                                                  48,867,614
                                                                ------------
JAPAN (9.2%)
Acom Co., Ltd. (consumer finance)                      73,300      3,977,569
Canon, Inc. (office electronics)                      166,050      8,139,990
Canon, Inc., Sponsored ADR (office electronics)
  (d)                                                  22,111      1,620,073
FamilyMart Co., Ltd. (food & staples retailing)        23,400        674,764

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  One of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                       SHARES          VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
JAPAN (CONTINUED)
Mitsubishi UFJ Financial Group, Inc. (commercial
  banks)                                                   50   $    699,056
OBIC Co., Ltd. (IT Services)                           42,320      8,557,190
RICOH Co., Ltd. (office electronics)                  350,700      6,879,775
Takeda Pharmaceutical Co., Ltd. (pharmaceuticals)     126,900      7,895,211
Tokyo Gas Co., Ltd. (gas utilities)                    69,000        324,983
                                                                ------------
                                                                  38,768,611
                                                                ------------
NETHERLANDS (6.2%)
V  Reed Elsevier N.V. (media)                         879,655     13,231,443
V  TNT N.V. (air freight & logistics)                 355,042     12,706,179
                                                                ------------
                                                                  25,937,622
                                                                ------------
SINGAPORE (1.8%)
DBS Group Holdings, Ltd. (commercial banks)           296,000      3,384,781
Venture Corp., Ltd. (electronic equipment &
  instruments)                                        618,000      4,138,611
                                                                ------------
                                                                   7,523,392
                                                                ------------
SOUTH KOREA (0.0%)++
Lotte Shopping Co., Ltd., GDR (multiline retail)
  (a)(b)(c)(e)                                          4,900         95,294
                                                                ------------

SPAIN (3.2%)
V  Banco Popular Espanol S.A. (commercial banks)      853,830     12,722,863
Enagas (gas utilities)                                 24,000        512,029
                                                                ------------
                                                                  13,234,892
                                                                ------------
SWEDEN (2.3%)
Assa Abloy AB Class B (building products)             189,400      3,184,410
Munters AB (machinery)                                  6,100        203,849
Svenska Handelsbanken Class A (commercial banks)       80,400      2,072,352
Telefonaktiebolaget LM Ericsson Class B
  (communications
  equipment)                                        1,095,600      3,623,202
Telefonaktiebolaget LM Ericsson, Sponsored ADR
  (communications equipment) (b)(d)                    19,200        634,368
                                                                ------------
                                                                   9,718,181
                                                                ------------
SWITZERLAND (12.6%)
Alcon, Inc. (health care equipment & supplies)         26,840      2,645,082
Lindt & Spruengli AG (food products)                        7        146,407


                                                       SHARES          VALUE
SWITZERLAND (CONTINUED)
Logitech International S.A., ADR (computers &
  peripherals) (a)(b)(d)                              112,450   $  4,360,811
V  Nestle S.A. Registered
  (food products)                                      47,871     15,036,165
Novartis AG Registered (pharmaceuticals)               72,180      3,908,483
Novartis AG, ADR (pharmaceuticals) (d)                116,700      6,292,464
Roche Holding AG Genusscheine (pharmaceuticals)        59,266      9,797,275
Swiss Reinsurance (insurance)                         120,600      8,429,324
UBS AG Registered (capital markets)                    19,563      2,144,241
                                                                ------------
                                                                  52,760,252
                                                                ------------
UNITED KINGDOM (20.7%)
ARM Holdings PLC (semiconductors &
  semiconductor equipment)                            295,100        618,004
BP PLC, Sponsored ADR (oil, gas & consumable
  fuels) (d)                                          106,200      7,392,582
Cadbury Schweppes PLC, Sponsored ADR (food
  products) (d)                                        22,400        869,568
V  Diageo PLC (beverages)                             670,229     11,272,229
V  Diageo PLC, Sponsored ADR (beverages) (d)            8,278        559,179
GlaxoSmithKline PLC, ADR (pharmaceuticals) (d)         36,800      2,053,440
HSBC Holdings PLC, Sponsored ADR (commercial
  banks) (b)(d)                                        22,900      2,023,215
Lloyds TSB Group PLC (commercial banks)               843,457      8,289,915
Lloyds TSB Group PLC, Sponsored ADR (commercial
  banks) (b)(d)                                        12,965        511,729
Man Group PLC (capital markets)                        91,836      4,327,093
Provident Financial PLC (consumer finance)            675,998      7,687,841
Royal Bank of Scotland Group PLC (commercial
  banks)                                              142,100      4,672,074
Royal Dutch Shell PLC
  Class A, ADR (oil, gas &
  consumable fuels) (b)(d)                             32,000      2,143,360
Scottish & Southern Energy PLC (electric
  utilities)                                          218,760      4,656,152
Smith & Nephew PLC (health care equipment &
  supplies)                                           522,494      4,024,206
V  Tesco PLC (food & staples retailing)             2,980,699     18,409,775

 M-218 MainStay VP International Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                       SHARES          VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Vodafone Group PLC, Sponsored ADR (wireless
  telecommunication services) (b)(d)                  332,100   $  7,073,730
                                                                ------------
                                                                  86,584,092
                                                                ------------
UNITED STATES (1.2%)
AFLAC, Inc. (insurance)                               111,500      5,168,025
                                                                ------------
Total Common Stocks
  (Cost $343,846,187)                                            384,344,237
                                                                ------------
                                                    NUMBER OF
                                                     WARRANTS
WARRANTS (3.1%)
----------------------------------------------------------------------------
IRELAND (3.1%)
V  Ryanair Holdings PLC
  Strike Price E0.000001
  Expire 3/21/08 (airlines) (a)(e)                  1,426,206     13,208,951
                                                                ------------
Total Warrants
  (Cost $10,226,165)                                              13,208,951
                                                                ------------
                                                    PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS (9.0%)
----------------------------------------------------------------------------
COMMERCIAL PAPER (2.9%)
UNITED STATES (2.9%)
Barton Capital LLC
  5.272%, due 7/21/06 (capital markets) (f)         $ 528,466        528,466
Clipper Receivables Corp.
  5.094%, due 7/5/06 (capital markets) (f)            528,466        528,466
Compass Securitization Corp.
  5.331%, due 7/24/06 (capital markets) (f)           782,176        782,176
Fairway Finance Corp.
  5.268%, due 7/6/06 (capital markets) (f)            792,699        792,699
Falcon Asset Securitization Corp.
  5.099%, due 7/6/06 (capital markets) (f)            792,699        792,699
Grampian Funding LLC
  5.266%, due 7/13/06 (capital markets) (f)           792,699        792,699
Kitty Hawk Funding Corp.
  5.161%, due 7/10/06 (capital markets) (f)           792,699        792,699

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Liberty Street Funding Corp.
  5.082%, due 7/3/06 (capital markets) (f)          $ 792,699   $    792,699
  5.239%, due 7/24/06 (capital markets) (f)         1,321,165      1,321,165
Ranger Funding LLC
  5.265%, due 8/1/06 (capital markets) (f)            775,041        775,041
Sheffield Receivables Corp.
  5.252%, due 7/18/06 (capital markets) (f)           792,699        792,699
  5.31%, due 7/11/06 (capital markets) (f)            792,699        792,699
Shell International Finance B.V.
  5.25%, due 7/3/06 (capital markets) (g)             780,000        779,773
Silver Tower U.S. Funding
  5.335%, due 7/31/06 (capital markets) (f)           898,392        898,392
Yorktown Capital LLC
  5.272%, due 7/20/06 (capital markets) (f)         1,051,647      1,051,647
                                                                ------------
Total Commercial Paper
  (Cost $12,214,019)                                              12,214,019
                                                                ------------

                                                       SHARES
INVESTMENT COMPANY (1.1%)
UNITED STATES (1.1%)
BGI Institutional Money Market Fund (capital
  markets) (f)                                      4,775,180      4,775,180
                                                                ------------
Total Investment Company
  (Cost $4,775,180)                                                4,775,180
                                                                ------------
                                                    PRINCIPAL
                                                       AMOUNT          VALUE
REPURCHASE AGREEMENT (0.3%)
UNITED STATES (0.3%)
Morgan Stanley & Co.
  5.42%, dated 6/30/06
  due 7/3/06
  Proceeds at Maturity $1,004,538
  (Collateralized by various bonds
  with a Principal Amount of
  $1,181,182 and a Market Value
  of $1,033,930) (capital markets) (f)              $1,004,085     1,004,085
                                                                ------------
Total Repurchase Agreement
  (Cost $1,004,085)                                                1,004,085
                                                                ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------
TIME DEPOSITS (4.7%)
UNITED STATES (4.7%)
Bank of America Corp.
  5.27%, due 7/25/06 (capital markets) (f)(h)       $2,113,864  $  2,113,864
Calyon
  5.265%, due 8/2/06 (capital markets) (f)          1,849,630      1,849,630
Credit Suisse First Boston Corp.
  5.305%, due 7/27/06 (capital markets) (f)         1,849,630      1,849,630
Fortis Bank
  5.26%, due 7/7/06 (capital markets) (f)           1,849,630      1,849,630
Skandinaviska Enskilda
  Banken AB
  5.08%, due 7/5/06 (capital markets) (f)           2,378,096      2,378,096
Societe Generale North America, Inc.
  5.313%, due 7/3/06 (capital markets) (f)          4,685,941      4,685,941
Toronto Dominion Bank
  5.30%, due 7/26/06 (capital markets) (f)          2,113,864      2,113,864
UBS AG
  5.10%, due 7/7/06 (capital markets) (f)           1,056,932      1,056,932
Wells Fargo Bank N.A.
  5.22%, due 7/6/06 (capital markets) (f)           1,849,630      1,849,630
                                                                ------------
Total Time Deposits
  (Cost $19,747,217)                                              19,747,217
                                                                ------------
Total Short-Term Investments
  (Cost $37,740,501)                                              37,740,501
                                                                ------------
Total Investments
  (Cost $391,812,853) (i)                               103.8%   435,293,689(j)
Liabilities in Excess of Cash and Other Assets           (3.8)   (16,009,187)
                                                    ---------   ------------
Net Assets                                              100.0%  $419,284,502
                                                    =========   ============

++   Less than one tenth of a percent.
(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  GDR--Global Depositary Receipt.
(d)  ADR--American Depositary Receipt.
(e)  May be sold to institutional investors only.
(f)  Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)  Represents security, or a portion thereof, which is segregated or designated as collateral for foreign currency forward contracts.
(h)  Floating rate. Rate shown is the rate in effect at June 30, 2006.
(i)  The cost for federal income tax purposes is $392,050,524.
(j)  At June 30, 2006 net unrealized appreciation for securities was
     $43,243,165, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $48,306,261 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $5,063,096.
The following abbreviations are used in the above portfolio:
E--Euro

 M-220 MainStay VP International Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay VP International Equity Portfolio investments by industry.

INDUSTRY DIVERSIFICATION

                                                           VALUE     PERCENT+
Air Freight & Logistics                             $ 12,706,179          3.0%
Airlines                                              13,208,951          3.2
Auto Components                                        5,524,399          1.3
Automobiles                                           11,402,251          2.7
Beverages                                             11,831,408          2.8
Building Products                                      3,184,410          0.8
Capital Markets                                       44,211,835         10.5
Chemicals                                              3,893,356          0.9
Commercial Banks                                      48,913,806         11.7
Communications Equipment                               8,809,923          2.1
Computers & Peripherals                                4,360,811          1.0
Consumer Finance                                      11,665,410          2.8
Diversified Telecommunication Services                 2,815,774          0.7
Electric Utilities                                    19,732,372          4.7
Electronic Equipment & Instruments                     4,138,611          1.0
Food & Staples Retailing                              31,813,062          7.6
Food Products                                         16,052,140          3.8
Gas Utilities                                         10,472,741          2.5
Health Care Equipment & Supplies                       6,669,288          1.6
Hotels, Restaurants & Leisure                          1,445,025          0.3
Household Products                                       619,111          0.1
Insurance                                             33,825,264          8.1
IT Services                                            8,557,190          2.0
Machinery                                                203,849          0.1
Media                                                 27,342,580          6.5
Multiline Retail                                          95,294          0.0*
Office Electronics                                    16,639,838          4.0
Oil, Gas & Consumable Fuels                           24,066,013          5.7
Pharmaceuticals                                       31,239,954          7.5
Semiconductors & Semiconductor Equipment                 618,004          0.1
Software                                               5,714,746          1.4
Specialty Retail                                       5,379,730          1.3
Textiles, Apparel & Luxury Goods                       1,066,634          0.3
Wireless Telecommunication Services                    7,073,730          1.7
                                                    ------------   ----------
                                                     435,293,689        103.8
Liabilities in Excess of
  Cash and Other Assets                              (16,009,187)        (3.8)
                                                    ------------   ----------
Net Assets                                          $419,284,502        100.0%
                                                    ============   ==========

+    Percentages indicated are based on Portfolio net assets.
*    Less than one tenth of a percent.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost
  $391,812,853) including $35,356,843 market
  value of securities loaned                    $435,293,689
Cash denominated in foreign currencies
  (identified cost $26,364,615)                   26,183,564
Cash                                                   1,835
Receivables:
  Dividends and interest                           1,392,474
  Fund shares sold                                   526,506
  Investment securities sold                          16,431
Other assets                                          14,779
Unrealized appreciation on foreign currency
  forward contracts                                    5,059
                                                -------------
    Total assets                                 463,434,337
                                                -------------

LIABILITIES:
Securities lending collateral                     36,960,728
Payables:
  Investment securities purchased                  5,466,312
  Adviser                                            200,146
  Fund shares redeemed                                72,794
  Administrator                                       66,715
  Shareholder communication                           44,229
  Custodian                                           29,298
  NYLIFE Distributors                                 28,440
  Professional                                        21,550
Accrued expenses                                         651
Unrealized depreciation on foreign currency
  forward contracts                                1,258,972
                                                -------------
    Total liabilities                             44,149,835
                                                -------------
Net assets                                      $419,284,502
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    172,220
  Service Class                                       90,989
Additional paid-in capital                       338,478,844
Accumulated undistributed net investment
  income                                           5,520,493
Accumulated undistributed net realized gain on
  investments and foreign currency
  transactions                                    32,990,265
Net unrealized appreciation on investments        43,480,836
Net unrealized depreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                       (1,449,145)
                                                -------------
Net assets                                      $419,284,502
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $274,749,130
                                                =============
Shares of capital stock outstanding               17,221,990
                                                =============
Net asset value per share outstanding           $      15.95
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $144,535,372
                                                =============
Shares of capital stock outstanding                9,098,944
                                                =============
Net asset value per share outstanding           $      15.88
                                                =============

 M-222 MainStay VP International Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 6,641,408
  Income from securities loaned--net                 231,301
  Interest                                            88,470
                                                 ------------
    Total income                                   6,961,179
                                                 ------------
EXPENSES:
  Advisory                                         1,121,547
  Administration                                     373,849
  Distribution and service--Service Class            157,779
  Custodian                                           78,951
  Professional                                        47,494
  Shareholder communication                           29,997
  Directors                                            7,897
  Miscellaneous                                       12,302
                                                 ------------
    Total expenses                                 1,829,816
                                                 ------------
Net investment income                              5,131,363
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                           28,920,937
  Foreign currency transactions                     (957,711)
                                                 ------------
Net realized gain on investments and foreign
  currency transactions                           27,963,226
                                                 ------------
Net change in unrealized appreciation on:
  Security transactions                            4,687,263
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                             (1,604,798)
                                                 ------------
Net change in unrealized appreciation on
  investments and foreign currency transactions    3,082,465
                                                 ------------
Net realized and unrealized gain on investments
  and foreign currency transactions               31,045,691
                                                 ------------
Net increase in net assets resulting from
  operations                                     $36,177,054
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $781,803.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2005

                                            2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income              $  5,131,363   $  6,742,317
 Net realized gain on investments
  and foreign currency
  transactions                        27,963,226     15,497,585
 Net change in unrealized
  appreciation on investments and
  foreign currency transactions        3,082,465        267,398
                                    ---------------------------
 Net increase in net assets
  resulting from operations           36,177,054     22,507,300
                                    ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                              --     (3,527,827)
   Service Class                              --     (1,533,660)
 From net realized gain on investments:
   Initial Class                              --     (8,733,003)
   Service Class                              --     (4,162,714)
                                    ---------------------------
 Total dividends and distributions
  to shareholders                             --    (17,957,204)
                                    ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                      49,923,550     43,472,142
   Service Class                      30,215,674     49,732,470
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                              --     12,260,830
   Service Class                              --      5,696,374
                                    ---------------------------
                                      80,139,224    111,161,816
 Cost of shares redeemed:
   Initial Class                     (19,193,291)   (14,739,510)
   Service Class                      (2,807,201)    (2,583,415)
                                    ---------------------------
                                     (22,000,492)   (17,322,925)
   Increase in net assets derived
    from capital share
    transactions                      58,138,732     93,838,891
                                    ---------------------------
   Net increase in net assets         94,315,786     98,388,987

NET ASSETS:
Beginning of period                  324,968,716    226,579,729
                                    ---------------------------
End of period                       $419,284,502   $324,968,716
                                    ===========================
Accumulated undistributed net
 investment income at end of
 period                             $  5,520,493   $    389,130
                                    ===========================

 M-224 MainStay VP International Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-225

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                INITIAL CLASS
                                -----------------------------------------------------------------------------
                                SIX MONTHS
                                  ENDED
                                 JUNE 30,                          YEAR ENDED DECEMBER 31,
                                  2006*           2005          2004         2003         2002         2001
Net asset value at beginning
  of period                      $  14.39       $  14.11      $  12.13      $  9.48      $ 10.06      $ 11.90
                                ----------      --------      --------      -------      -------      -------
Net investment income                0.22(b)        0.36(b)       0.19(b)      0.17(b)      0.11         0.11(b)
Net realized and unrealized
  gain (loss) on investments         1.45           0.90          1.84         2.61        (0.63)       (1.78)
Net realized and unrealized
  gain (loss) on foreign
  currency transactions             (0.11)         (0.13)         0.07         0.06         0.08        (0.00)(c)
                                ----------      --------      --------      -------      -------      -------
Total from investment
  operations                         1.56           1.13          2.10         2.84        (0.44)       (1.67)
                                ----------      --------      --------      -------      -------      -------
Less dividends and
  distributions:
  From net investment income           --          (0.24)        (0.12)       (0.19)       (0.14)       (0.14)
  From net realized gain on
    investments                        --          (0.61)           --           --           --        (0.03)
                                ----------      --------      --------      -------      -------      -------
Total dividends and
  distributions                        --          (0.85)        (0.12)       (0.19)       (0.14)       (0.17)
                                ----------      --------      --------      -------      -------      -------
Net asset value at end of
  period                         $  15.95       $  14.39      $  14.11      $ 12.13      $  9.48      $ 10.06
                                ==========      ========      ========      =======      =======      =======
Total investment return             10.84%(d)       7.99%(e)     17.34%       30.00%       (4.41%)     (14.02%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income              2.82%+         2.52%         1.53%        1.67%        1.06%        1.04%
  Net expenses                       0.89%+         0.87%         0.99%        1.07%        1.11%        1.12%
  Expenses (before
    reimbursement)                   0.89%+         0.91%         0.99%        1.07%        1.11%        1.12%
Portfolio turnover rate                29%            54%           49%         105%         102%         130%
Net assets at end of period
  (in 000's)                     $274,749       $219,867      $175,172      $95,754      $61,763      $55,515

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     7.95% and 7.71% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(f)  Represents income earned for the year by the Initial Class shares less service fee of
     0.25%.
+    Annualized.
*    Unaudited.

 M-226 MainStay VP International Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                             SERVICE CLASS
------------------------------------------------------------------------
                                                              JUNE 5,
    SIX MONTHS                                                2003(A)
      ENDED                                                   THROUGH
     JUNE 30,            YEAR ENDED DECEMBER 31,            DECEMBER 31,
      2006*               2005              2004                2003
     $  14.35           $  14.08          $  12.12            $ 10.40
    ----------          --------          --------          ------------
         0.20(b)            0.33(b)           0.15(b)            0.00(b)(c)
         1.44               0.90              1.84               1.85
        (0.11)             (0.13)             0.07               0.06
    ----------          --------          --------          ------------
         1.53               1.10              2.06               1.91
    ----------          --------          --------          ------------
           --              (0.22)            (0.10)             (0.19)
           --              (0.61)               --                 --
    ----------          --------          --------          ------------
           --              (0.83)            (0.10)             (0.19)
    ----------          --------          --------          ------------
     $  15.88           $  14.35          $  14.08            $ 12.12
    ==========          ========          ========          ============
        10.70%(d)           7.74%(e)         17.05%             18.31%(d)
         2.57%+             2.27%             1.28%              1.42%+(f)
         1.14%+             1.12%             1.24%              1.32%+
         1.14%+             1.16%             1.24%              1.32%+
           29%                54%               49%               105%
     $144,535           $105,102          $ 51,408            $ 9,146

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP LARGE CAP GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX     ONE    FIVE      SINCE
TOTAL RETURNS              MONTHS   YEAR   YEARS   INCEPTION
------------------------------------------------------------
After Portfolio operating
  expenses                 -0.09%   9.37%  -2.72%    3.94%

(PERFORMANCE GRAPH)

                                                  MAINSTAY VP LARGE CAP      RUSSELL 1000(R) GROWTH
                                                    GROWTH PORTFOLIO                  INDEX                 S&P 500(R) INDEX
                                                  ---------------------      ----------------------         -----------------
5/1/98                                                    10000                       10000                       10000
                                                          10689                       10311                       10227
                                                          13490                       13123                       12555
                                                          21970                       16490                       13465
                                                          15746                       10525                       11468
                                                          12097                        7737                        9405
                                                          11896                        7965                        9429
                                                          12907                        9389                       11230
                                                          12543                        9547                       11941
6/30/06                                                   13718                       10131                       12971


SERVICE CLASS(1)                                                   AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX     ONE    FIVE      SINCE
TOTAL RETURNS              MONTHS   YEAR   YEARS   INCEPTION
------------------------------------------------------------
After Portfolio operating
  expenses                 -0.21%   9.11%  -2.96%    3.67%

(PERFORMANCE GRAPH)

                                                  MAINSTAY VP LARGE CAP      RUSSELL 1000(R) GROWTH
                                                    GROWTH PORTFOLIO                 INDEX                  S&P 500(R) INDEX
                                                  ---------------------      ----------------------         -----------------
5/1/98                                                    10000                       10000                       10000
                                                          10684                       10311                       10227
                                                          13450                       13123                       12555
                                                          21836                       16490                       13465
                                                          15606                       10525                       11468
                                                          11959                        7737                        9405
                                                          11732                        7965                        9429
                                                          12697                        9389                       11230
                                                          12309                        9547                       11941
6/30/06                                                   13430                       10131                       12971


                                                               SIX     ONE    FIVE      SINCE
BENCHMARK PERFORMANCE                                         MONTHS   YEAR   YEARS   INCEPTION
------------------------------------------------------------------------------------------------

Russell 1000(R) Growth Index*                                 -0.93%   6.12%  -0.76%    0.16%
S&P 500(R) Index*                                              2.71    8.63   2.49      3.23

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/6/03, includes the historical performance of the Initial Class shares from inception (5/1/98) through 6/5/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-228   MainStay VP Large Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP LARGE CAP GROWTH
PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2006, to June 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2006, through June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/06            6/30/06           PERIOD(1)           6/30/06            PERIOD(1)

INITIAL CLASS                         $1,000.00          $999.05             $3.82            $1,021.15             $3.86
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00          $997.80             $5.05            $1,019.90             $5.11
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.77% for Initial Class and 1.02% for Service Class) multiplied by the average account value over the period, divided by 365, and multiplied by 181 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-229

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                       (PORTFOLIO COMPOSITION PIE CHART)

99.5%           Common Stocks
 7.4            Short-Term Investments (collateral from securities lending is 7.4%)
-6.9            Liabilities in Excess of Cash and Other Assets

See Portfolio of Investments on page M-233 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Google, Inc., Class A
 2.  Schlumberger, Ltd.
 3.  General Electric Co.
 4.  QUALCOMM, Inc.
 5.  Goldman Sachs Group, Inc. (The)
 6.  SLM Corp
 7.  United Technologies Corp.
 8.  Danaher Corp.
 9.  Procter & Gamble Co. (The)
10.  Cisco Systems, Inc.

 M-230   MainStay VP Large Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Clark J. Winslow, Justin H. Kelly, and
R. Bart Wear of Winslow Capital Management Inc.

HOW DID MAINSTAY VP LARGE CAP GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE FIRST SIX MONTHS OF 2006?

For the six months ended June 30, 2006, MainStay VP Large Cap Growth Portfolio returned -0.09% for Initial Class shares and -0.21% for Service Class shares. Both share classes outperformed the -2.44% return of the average Lipper* Variable Products Large-Cap Growth Portfolio over the same period. Both share classes also outperformed the -0.93% return of the Russell 1000(R) Growth Index,* the Portfolio's broad-based securities-market index, for the six months ended June 30, 2006.

WHAT MAJOR FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK DURING THE FIRST HALF OF 2006?

In the first quarter of 2006, the Portfolio outperformed the Russell 1000(R) Growth Index* as advancing gross domestic product and favorable earnings growth led to strong stock-market gains. In the second quarter, investors worried that rising inflation would prompt additional rate hikes by the Federal Reserve. These concerns precipitated a general stock market decline. For the first half of 2006, the Portfolio's slight outperformance was driven by strong relative results in the information technology, energy, and telecommunication services sectors. These gains exceeded the Portfolio's underperformance in the consumer discretionary, health care, and industrials sectors.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH STOCKS DETRACTED FROM PERFORMANCE?

The three strongest contributors to the performance of the Portfolio were communications company Broadcom, oil field services company Schlumberger, and health care equipment & supplies company Fisher Scientific. Fisher Scientific advanced on a takeover agreement.

The stocks that detracted the most from performance were UnitedHealth Group, which suffered from an SEC investigation into the company's stock-option pricing policies; Marvell Technology, which made a dilutive acquisition; and eBay, which declined on concerns about whether the company could sustain its growth rate.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Among the Portfolio's significant purchases during the first half of 2006 were Rockwell Collins and Comcast. Rockwell Collins is an aerospace & defense company that showed good organic growth, high return on investment capital, and rising earnings per share. Comcast benefited from faster additions in its Voice over Internet Protocol (VoIP) drive revenue and from growth in operating cash flow.

Significant sales included Microsoft and Advance Auto Parts. Shares of software giant Microsoft declined when accelerated spending undercut expectations of earnings improvements. Advance Auto Parts, which operates in the automotive aftermarket, suffered from disappointing comparable- and same-store sales growth.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S WEIGHTINGS DURING THE REPORTING PERIOD?

We reduced the Portfolio's already underweighted consumer discretionary weighting on concerns that higher gasoline prices and higher interest rates could have a negative impact on consumer spending. We also reduced the Portfolio's health care allocation to an underweighted position because of company-specific issues.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-231

During the first half of 2006, we increased the Portfolio's information technology weighting to a moderately overweighted position relative to the Russell 1000(R) Growth Index.* In our additions, we favored enterprise software and analog semiconductor companies. We also increased the Portfolio's weighing in the financials sector by purchasing shares of T. Rowe Price and Chicago Mercantile Exchange.

As of June 30, 2006, the Portfolio's largest overweighted individual stock positions relative to the Russell 1000(R) Growth Index* were Schlumberger and Google. The only underweighted position was Lowe's, which we trimmed on concerns about interest rates and consumer spending.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-232   MainStay VP Large Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED


                                                         SHARES          VALUE
COMMON STOCKS (99.5%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.2%)
Rockwell Collins, Inc.                                  31,500    $  1,759,905
V  United Technologies Corp.                            78,700       4,991,154
                                                                  ------------
                                                                     6,751,059
                                                                  ------------
BIOTECHNOLOGY (4.6%)
Amgen, Inc. (a)                                         31,600       2,061,268
Genentech, Inc. (a)                                     35,600       2,912,080
Gilead Sciences, Inc. (a)                               41,300       2,443,308
                                                                  ------------
                                                                     7,416,656
                                                                  ------------
CAPITAL MARKETS (7.5%)
Franklin Resources, Inc.                                45,600       3,958,536
V  Goldman Sachs Group, Inc. (The)                      34,900       5,250,007
Merrill Lynch & Co., Inc.                               23,700       1,648,572
T. Rowe Price Group, Inc. (b)                           34,400       1,300,664
                                                                  ------------
                                                                    12,157,779
                                                                  ------------
CHEMICALS (2.5%)
Ecolab, Inc. (b)                                        42,000       1,704,360
Monsanto Co.                                            27,000       2,273,130
                                                                  ------------
                                                                     3,977,490
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (1.0%)
Robert Half International, Inc. (b)                     38,400       1,612,800
                                                                  ------------

COMMUNICATIONS EQUIPMENT (8.4%)
V  Cisco Systems, Inc. (a)                             218,300       4,263,399
Comverse Technology, Inc. (a)                           79,800       1,577,646
Corning, Inc. (a)                                       99,300       2,402,067
V  QUALCOMM, Inc.                                      132,200       5,297,254
                                                                  ------------
                                                                    13,540,366
                                                                  ------------
COMPUTERS & PERIPHERALS (3.0%)
Hewlett-Packard Co.                                     64,200       2,033,856
Network Appliance, Inc. (a)                             80,300       2,834,590
                                                                  ------------
                                                                     4,868,446
                                                                  ------------
CONSUMER FINANCE (5.3%)
American Express Co.                                    64,600       3,438,012
V  SLM Corp.                                            95,700       5,064,444
                                                                  ------------
                                                                     8,502,456
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (1.8%)
Chicago Mercantile Exchange Holdings, Inc. (b)           5,900       2,897,785
                                                                  ------------

ELECTRICAL EQUIPMENT (1.4%)
Emerson Electric Co.                                    27,000       2,262,870
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (3.6%)
V  Schlumberger, Ltd. (b)                               89,500       5,827,345
                                                                  ------------


                                                         SHARES          VALUE
FOOD & STAPLES RETAILING (3.8%)
CVS Corp.                                               82,500    $  2,532,750
Walgreen Co.                                            79,100       3,546,844
                                                                  ------------
                                                                     6,079,594
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.9%)
Alcon, Inc. (b)                                         16,100       1,586,655
Medtronic, Inc.                                         34,300       1,609,356
Zimmer Holdings, Inc. (a)                               25,800       1,463,376
                                                                  ------------
                                                                     4,659,387
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (3.7%)
Caremark Rx, Inc.                                       73,400       3,660,458
Quest Diagnostics, Inc.                                 37,500       2,247,000
                                                                  ------------
                                                                     5,907,458
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.5%)
Harrah's Entertainment, Inc.                            34,800       2,477,064
                                                                  ------------

HOUSEHOLD PRODUCTS (2.8%)
V  Procter & Gamble Co. (The)                           81,600       4,536,960
                                                                  ------------

INDUSTRIAL CONGLOMERATES (3.3%)
V  General Electric Co.                                163,300       5,382,368
                                                                  ------------

INTERNET SOFTWARE & SERVICES (7.2%)
eBay, Inc. (a)                                          56,500       1,654,885
V  Google, Inc. Class A (a)                             15,300       6,415,749
Yahoo!, Inc. (a)                                       107,500       3,547,500
                                                                  ------------
                                                                    11,618,134
                                                                  ------------
IT SERVICES (1.2%)
Paychex, Inc.                                           51,600       2,011,368
                                                                  ------------

LIFE SCIENCES TOOLS & SERVICES (0.9%)
Fisher Scientific International, Inc. (a)               19,200       1,402,560
                                                                  ------------

MACHINERY (2.9%)
V  Danaher Corp.                                        73,700       4,740,384
                                                                  ------------

MEDIA (1.4%)
Comcast Corp. Class A (a)                               68,400       2,242,152
                                                                  ------------

MULTILINE RETAIL (2.7%)
Kohl's Corp. (a)                                        35,200       2,081,024
Target Corp.                                            47,500       2,321,325
                                                                  ------------
                                                                     4,402,349
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (1.5%)
CONSOL Energy, Inc.                                     17,200    $    803,584
ExxonMobil Corp.                                        26,000       1,595,100
                                                                  ------------
                                                                     2,398,684
                                                                  ------------
PHARMACEUTICALS (1.5%)
Allergan, Inc.                                          22,000       2,359,720
                                                                  ------------

ROAD & RAIL (1.0%)
CSX Corp.                                               23,100       1,627,164
                                                                  ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.4%)
Linear Technology Corp. (b)                            110,800       3,710,692
Texas Instruments, Inc.                                 56,000       1,696,240
                                                                  ------------
                                                                     5,406,932
                                                                  ------------
SOFTWARE (5.3%)
BEA Systems, Inc. (a)                                  141,000       1,845,690
NAVTEQ Corp. (a)                                        54,900       2,452,932
Salesforce.com, Inc. (a)(b)                             40,100       1,069,066
SAP AG, Sponsored ADR (b)(c)                            61,900       3,250,988
                                                                  ------------
                                                                     8,618,676
                                                                  ------------
SPECIALTY RETAIL (1.3%)
Lowe's Cos., Inc.                                       33,700       2,044,579
                                                                  ------------

TEXTILES, APPAREL & LUXURY GOODS (1.6%)
Coach, Inc. (a)                                         84,400       2,523,560
                                                                  ------------

TRADING COMPANIES & DISTRIBUTORS (2.4%)
Fastenal Co.                                            57,800       2,328,762
WESCO International, Inc. (a)                           21,100       1,455,900
                                                                  ------------
                                                                     3,784,662
                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (3.9%)
America Movil S.A. de C.V. Class L, ADR (c)            113,100       3,761,706
NII Holdings, Inc. (a)                                  44,400       2,503,272
                                                                  ------------
                                                                     6,264,978
                                                                  ------------
Total Common Stocks
  (Cost $154,697,735)                                              160,303,785
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (7.4%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (2.3%)
Barton Capital LLC
  5.272%, due 7/21/06 (d)                           $  170,966         170,966
Clipper Receivables Corp.
  5.094%, due 7/5/06 (d)                               170,966         170,966

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Compass Securitization Corp.
  5.331%, due 7/24/06 (d)                           $  253,044    $    253,044
Fairway Finance Corp.
  5.268%, due 7/6/06 (d)                               256,448         256,448
Falcon Asset Securitization Corp.
  5.099%, due 7/6/06 (d)                               256,448         256,448
Grampian Funding LLC
  5.266%, due 7/13/06 (d)                              256,448         256,448
Kitty Hawk Funding Corp.
  5.161%, due 7/10/06 (d)                              256,448         256,448
Liberty Street Funding Corp.
  5.082%, due 7/3/06 (d)                               256,448         256,448
  5.239%, due 7/24/06 (d)                              427,414         427,414
Ranger Funding LLC
  5.265%, due 8/1/06 (d)                               250,736         250,736
Sheffield Receivables Corp.
  5.252%, due 7/18/06 (d)                              256,448         256,448
  5.31%, due 7/11/06 (d)                               256,448         256,448
Silver Tower U.S. Funding
  5.335%, due 7/31/06 (d)                              290,641         290,641
Yorktown Capital LLC
  5.272%, due 7/20/06 (d)                              340,221         340,221
                                                                  ------------
Total Commercial Paper
  (Cost $3,699,124)                                                  3,699,124
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (0.9%)
BGI Institutional Money Market Fund (d)              1,544,833       1,544,833
                                                                  ------------
Total Investment Company
  (Cost $1,544,833)                                                  1,544,833
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
  5.42%, dated 6/30/06
  due 7/3/06
  Proceeds at Maturity $324,981
  (Collateralized by various bonds
  with a Principal Amount of
  $382,128 and a Market Value
  of $334,490) (d)                                  $  324,835         324,835
                                                                  ------------
Total Repurchase Agreement
  (Cost $324,835)                                                      324,835
                                                                  ------------
TIME DEPOSITS (4.0%)
Bank of America Corp.
  5.27%, due 7/25/06 (d)(e)                            683,862         683,862

 M-234 MainStay VP Large Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Calyon
  5.265%, due 8/2/06 (d)                            $  598,380    $    598,380
Credit Suisse First Boston Corp.
  5.305%, due 7/27/06 (d)                              598,380         598,380
Fortis Bank
  5.26%, due 7/7/06 (d)                                598,380         598,380
Skandinaviska Enskilda
  Banken AB
  5.08%, due 7/5/06 (d)                                769,345         769,345
Societe Generale North America, Inc.
  5.313%, due 7/3/06 (d)                             1,515,963       1,515,963
Toronto Dominion Bank
  5.30%, due 7/26/06 (d)                               683,862         683,862
UBS AG
  5.10%, due 7/7/06 (d)                                341,931         341,931
Wells Fargo Bank N.A.
  5.22%, due 7/6/06 (d)                                598,380         598,380
                                                                  ------------
Total Time Deposits
  (Cost $6,388,483)                                                  6,388,483
                                                                  ------------
Total Short-Term Investments
  (Cost $11,957,275)                                                11,957,275
                                                                  ------------
Total Investments
  (Cost $166,655,010) (f)                                106.9%    172,261,060
Liabilities in Excess of
  Cash and Other Assets                                   (6.9)    (11,056,421)
                                                    ----------    ------------
Net Assets                                               100.0%   $161,204,639
                                                    ==========    ============

(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at June 30, 2006.
(f)  The cost for federal income tax purposes is $167,018,995.
(g) At June 30, 2006, net unrealized appreciation was $5,242,065 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $9,943,911 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,701,846.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost
  $166,655,010) including $11,622,802 market
  value of securities loaned                    $172,261,060
Cash                                               6,874,674
Receivables:
  Investment securities sold                       2,021,910
  Fund shares sold                                   317,400
  Dividends and interest                             100,184
Other assets                                           5,052
                                                -------------
    Total assets                                 181,580,280
                                                -------------

LIABILITIES:
Securities lending collateral                     11,957,275
Payables:
  Investment securities purchased                  8,258,396
  Adviser                                             63,829
  Fund shares redeemed                                39,742
  Administrator                                       26,137
  Shareholder communication                            9,551
  Professional                                         8,155
  NYLIFE Distributors                                  6,188
  Custodian                                            2,801
  Directors                                              360
Accrued expenses                                       3,207
                                                -------------
    Total liabilities                             20,375,641
                                                -------------
Net assets                                      $161,204,639
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    112,301
  Service Class                                       27,263
Additional paid-in capital                       264,927,557
Accumulated undistributed net investment
  income                                             278,469
Accumulated net realized loss on investments    (109,747,001)
Net unrealized appreciation on investments         5,606,050
                                                -------------
Net assets                                      $161,204,639
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $129,840,570
                                                =============
Shares of capital stock outstanding               11,230,050
                                                =============
Net asset value per share outstanding           $      11.56
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 31,364,069
                                                =============
Shares of capital stock outstanding                2,726,313
                                                =============
Net asset value per share outstanding           $      11.50
                                                =============

 M-236 MainStay VP Large Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:

INCOME:
  Dividends (a)                                  $   506,419
  Interest                                           121,141
  Income from securities loaned--net                   7,215
                                                 -----------
    Total income                                     634,775
                                                 -----------

EXPENSES:
  Advisory                                           377,242
  Administration                                     150,897
  Distribution and service--Service Class             34,408
  Professional                                        32,155
  Shareholder communication                           18,324
  Custodian                                            5,215
  Directors                                            3,289
  Miscellaneous                                        2,015
                                                 -----------
    Total expenses before waiver                     623,545
  Expense waiver from Manager                        (11,193)
                                                 -----------
    Net expenses                                     612,352
                                                 -----------
Net investment income                                 22,423
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                   2,413,580
Net change in unrealized appreciation on
  investments                                     (4,381,733)
                                                 -----------
Net realized and unrealized loss on investments   (1,968,153)
                                                 -----------
Net decrease in net assets resulting from
  operations                                     $(1,945,730)
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $6,764.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2005

                                             2006           2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income               $     22,423   $    259,802
 Net realized gain on investments       2,413,580      3,433,704
 Net change in unrealized
  appreciation on investments          (4,381,733)       911,528
                                     ---------------------------
 Net increase (decrease) in net
  assets resulting from operations     (1,945,730)     4,605,034
                                     ---------------------------
Distributions to shareholders:
 From net investment income:
   Initial Class                               --         (3,756)
                                     ---------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                       53,603,259      4,285,313
   Service Class                        9,824,412      6,874,172
 Net asset value of shares issued to
  shareholders in reinvestment of distributions:
   Initial Class                               --          3,756
                                     ---------------------------
                                       63,427,671     11,163,241
 Cost of shares redeemed:
   Initial Class                      (30,745,862)   (29,450,710)
   Service Class                       (1,158,998)    (3,277,428)
                                     ---------------------------
                                      (31,904,860)   (32,728,138)
   Increase (decrease) in net
    assets derived from capital
    share transactions                 31,522,811    (21,564,897)
                                     ---------------------------
   Net increase (decrease) in net
    assets                             29,577,081    (16,963,619)

NET ASSETS:
Beginning of period                   131,627,558    148,591,177
                                     ---------------------------
End of period                        $161,204,639   $131,627,558
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $    278,469   $    256,046
                                     ===========================

 M-238 MainStay VP Large Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-239

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                             INITIAL CLASS
                                            --------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                           YEAR ENDED DECEMBER 31,
                                              2006*           2005          2004          2003          2002          2001
Net asset value at beginning of period       $  11.57       $  11.09      $  11.38      $   8.90      $  12.41      $  14.87
                                            ----------      --------      --------      --------      --------      --------
Net investment income (loss)                     0.00(b)(c)     0.02(b)       0.02          0.02(b)       0.01         (0.01)(b)
Net realized and unrealized gain (loss) on
  investments                                   (0.01)          0.46         (0.29)         2.48         (3.51)        (2.45)
                                            ----------      --------      --------      --------      --------      --------
Total from investment operations                (0.01)          0.48         (0.27)         2.50         (3.50)        (2.46)
                                            ----------      --------      --------      --------      --------      --------
Less dividends:
  From net investment income                       --          (0.00)(c)     (0.02)        (0.02)        (0.01)           --
                                            ----------      --------      --------      --------      --------      --------
Net asset value at end of period             $  11.56       $  11.57      $  11.09      $  11.38      $   8.90      $  12.41
                                            ==========      ========      ========      ========      ========      ========
Total investment return                         (0.09%)(d)      4.35%(e)     (2.32%)       28.05%       (28.21%)      (16.56%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                   0.08%+         0.28%         0.22%         0.17%         0.07%        (0.10%)
  Net expenses                                   0.77%+         0.64%#        0.85%#        0.83%         0.81%         0.80%
  Expenses (before reimbursement)                0.78%+         0.79%#        0.88%#        0.83%         0.81%         0.80%
Portfolio turnover rate                            61%           205%          117%          160%          168%          172%
Net assets at end of period (in 000's)       $129,841       $108,635      $130,091      $154,082      $119,529      $180,447

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than once cent per share.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     4.20% and 3.98% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(f)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
#    Includes fees paid indirectly which amounted to less than 0.01% and 0.03% of average net assets for the years ended December 31, 2005 and 2004, respectively.
+    Annualized.
*    Unaudited.

 M-240 MainStay VP Large Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                             SERVICE CLASS
     -------------------------------------------------------------
     SIX MONTHS                                    JUNE 6, 2003(A)
       ENDED                                           THROUGH
      JUNE 30,       YEAR ENDED DECEMBER 31,        DECEMBER 31,
       2006*           2005           2004              2003
      $ 11.53         $ 11.07        $ 11.37           $10.18
     ----------      ---------      ---------      ---------------
        (0.01)(b)        0.00(b)(c)     0.00(c)         (0.00)(b)(c)
        (0.02)           0.46          (0.30)            1.20
     ----------      ---------      ---------      ---------------
        (0.03)           0.46          (0.30)            1.20
     ----------      ---------      ---------      ---------------
           --              --          (0.00)(c)        (0.01)
     ----------      ---------      ---------      ---------------
      $ 11.50         $ 11.53        $ 11.07           $11.37
     ==========      =========      =========      ===============
        (0.21%)(d)       4.10%(e)      (2.57%)          11.83%(d)
        (0.17%)+         0.03%         (0.03%)          (0.08%)+(f)
         1.02%+          0.89%#         1.10%#           1.08%+
         1.03%+          1.04%#         1.13%#           1.08%+
           61%            205%           117%             160%
      $31,364         $22,993        $18,500           $7,455

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP MID CAP CORE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE    FIVE      SINCE
TOTAL RETURNS              MONTHS   YEAR    YEARS   INCEPTION
-------------------------------------------------------------
After Portfolio operating
  expenses                  5.22%   14.80%  10.60%    10.60%

(PERFORMANCE GRAPH)

                                                                  MAINSTAY VP MID CAP CORE
                                                                         PORTFOLIO                    RUSSELL MID CAP INDEX
                                                                  ------------------------            ----------------------
7/2/01                                                                     10000                              10000
                                                                            9299                               9077
                                                                            9223                               9316
                                                                           11809                              12054
                                                                           14414                              14117
6/30/06                                                                    16547                              16045


SERVICE CLASS(1)                                                   AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE    FIVE      SINCE
TOTAL RETURNS              MONTHS   YEAR    YEARS   INCEPTION
-------------------------------------------------------------
After Portfolio operating
  expenses                  5.09%   14.51%  10.32%    10.32%

(PERFORMANCE GRAPH)

                                                                  MAINSTAY VP MID CAP CORE
                                                                        PORTFOLIO                     RUSSELL MID CAP INDEX
                                                                  ------------------------            ---------------------
7/2/01                                                                     10000                              10000
                                                                            9276                               9077
                                                                            9177                               9316
                                                                           11721                              12054
                                                                           14271                              14117
6/30/06                                                                    16342                              16045


                                                             SIX      ONE    FIVE      SINCE
BENCHMARK PERFORMANCE                                       MONTHS   YEAR    YEARS   INCEPTION
----------------------------------------------------------------------------------------------

Russell Midcap(R) Index*                                     4.84%   13.66%  9.92%     9.92%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (7/2/01) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-242   MainStay VP Mid Cap Core Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP CORE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2006, to June 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2006, through June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/06            6/30/06           PERIOD(1)           6/30/06            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,052.40            $4.68            $1,020.40             $4.61
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,051.15            $5.95            $1,019.15             $5.86
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.92% for Initial Class and 1.17% for Service Class) multiplied by the average account value over the period, divided by 365, and multiplied by 181 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-243

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                       (PORTFOLIO COMPOSITION PIE CHART)

 96.5%           Common Stocks
 13.5            Short-Term Investments (collateral from securities lending is 13.5%)
  3.3            Investment Companies
-13.3            Liabilities in Excess of Cash and Other Assets

See Portfolio of Investments on page M-247 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  S&P MidCap 400 Index--MidCap SPDR Trust Series 1
 2.  S&P 500 Index--SPDR Trust Series 1
 3.  J.C. Penney Co., Inc.
 4.  Qwest Communications International, Inc.
 5.  Southwest Airlines Co.
 6.  Freeport-McMoRan Copper & Gold, Inc., Class B
 7.  Northern Trust Corp.
 8.  Aon Corp.
 9.  Freescale Semiconductor, Inc., Class B
10.  AES Corp. (The)

 M-244   MainStay VP Mid Cap Core Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Harvey Fram, CFA, of New York Life Investment Management LLC.

HOW DID MAINSTAY VP MID CAP CORE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED JUNE 30, 2006?

For the six months ended June 30, 2006, MainStay VP Mid Cap Core Portfolio returned 5.22% for Initial Class shares and 5.09% for Service Class shares. Both share classes outperformed the 4.02% return of the average Lipper* Variable Products Mid-Cap Core Portfolio over the same period. Both share classes also outperformed the 4.84% return of the Russell Midcap(R) Index,* the Portfolio's broad-based securities-market index, for the six months ended June 30, 2006.

WHAT ACCOUNTED FOR THE PORTFOLIO'S STRONG RELATIVE PERFORMANCE DURING THE FIRST HALF OF 2006?

The Portfolio's strong performance relative to the Russell Midcap(R) Index* resulted primarily from strong stock selection among consumer discretionary and materials stocks. An underweighted position in the consumer discretionary sector and an overweighted position in the materials sector also contributed positively to the Portfolio's relative performance.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE PERFORMANCE OF THE PORTFOLIO AND WHICH SECTORS WERE THE WEAKEST CONTRIBUTORS?

During the first half of 2006, the sectors that made the strongest contributions to the Portfolio's total return were industrials, materials, and financials. The weakest contribution to total return came from the utilities sector. The second-weakest sector was health care, followed by information technology.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH STOCKS WERE THE GREATEST DETRACTORS?

On an absolute basis, the strongest individual contributors to the Portfolio's performance were Kerr-McGee, Archer-Daniels-Midland, and NuCor. The greatest detractor from the Portfolio's performance was Analog Devices. Jabil Circuit was the second-worst contributor, followed by Moody's.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PUR-CHASES OR SALES DURING THE REPORTING PERIOD?

The Portfolio increased its position in SL Green Realty from an underweighted position relative to the Russell Midcap(R) Index* to an overweighted position. Valuation became more attractive in light of the company's cash flow multiple, yet the stock continued to behave attractively in the market. We added to the Portfolio's already overweighted position in software company BEA Systems as the return prospects of the stock improved on several fronts.

During the reporting period, the Portfolio reduced its position in Analog Devices from overweighted to underweighted when earnings quality decreased, investor sentiment soured, and our model's assessment of the stock's behavior declined. Electric and natural-gas services company Xcel was reduced from an overweighted to a benchmark-weighted position on deteriorating earnings consistency.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S WEIGHTINGS DURING THE REPORTING PERIOD?

During the first half of 2006, the Portfolio substantially increased its allocation in the industrials sector. Over the same period, we substantially decreased the Portfolio's allocation in the energy sector.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

At the end of June 2006, the Portfolio's most significantly overweighted sector positions relative to the Russell Midcap(R) Index* were in information technology and industrials. Since information technology was generally weak, the Portfolio's overweighted position had a negative impact on the Portfolio's relative performance. On the other hand, the Portfolio benefited from its overweighted position in industrial stocks and from strong stock selection in the industrials sector.


Investors should note that portfolios that invest in companies with market capitalizations below $10 billion involve additional risks. The securities of these companies may be more volatile and less liquid than the securities of larger companies.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-245

At the end of June 2006, the Portfolio's most significantly underweighted sector position was in consumer discretionary stocks. This positioning helped both absolute and relative performance because consumer discretionary was the worst-performing sector in the Index during the reporting period.


The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-246   MainStay VP Mid Cap Core Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (96.5%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.5%)
Armor Holdings, Inc. (a)                                 3,078   $    168,767
Precision Castparts Corp.                                4,948        295,692
Rockwell Collins, Inc.                                  18,612      1,039,852
                                                                 ------------
                                                                    1,504,311
                                                                 ------------
AIR FREIGHT & LOGISTICS (0.8%)
C.H. Robinson Worldwide, Inc.                           32,725      1,744,242
Expeditors International of Washington, Inc.            12,816        717,824
                                                                 ------------
                                                                    2,462,066
                                                                 ------------
AIRLINES (2.0%)
AMR Corp. (a)                                           50,704      1,288,896
Continental Airlines, Inc. Class B (a)                  22,826        680,215
V  Southwest Airlines Co.                              172,987      2,831,797
UAL Corp. (a)                                           20,547        637,368
US Airways Group, Inc. (a)                               9,336        471,841
                                                                 ------------
                                                                    5,910,117
                                                                 ------------
AUTO COMPONENTS (0.2%)
Autoliv, Inc.                                            9,393        531,362
Goodyear Tire & Rubber Co. (The) (a)(b)                  1,897         21,057
TRW Automotive Holdings Corp. (a)                          820         22,370
                                                                 ------------
                                                                      574,789
                                                                 ------------
AUTOMOBILES (0.7%)
Harley-Davidson, Inc.                                   37,385      2,052,063
Thor Industries, Inc.                                    3,780        183,141
                                                                 ------------
                                                                    2,235,204
                                                                 ------------
BEVERAGES (0.5%)
Brown-Forman Corp. Class B                                 772         55,345
Hansen Natural Corp. (a)                                 1,560        296,977
Pepsi Bottling Group, Inc. (The)                        36,442      1,171,610
                                                                 ------------
                                                                    1,523,932
                                                                 ------------
BIOTECHNOLOGY (0.3%)
Biogen Idec, Inc. (a)                                    7,224        334,688
Cephalon, Inc. (a)(b)                                    3,510        210,951
ImClone Systems, Inc. (a)                                7,382        285,240
                                                                 ------------
                                                                      830,879
                                                                 ------------
BUILDING PRODUCTS (1.4%)
American Standard Cos., Inc.                            18,921        818,712
Lennox International, Inc.                               6,168        163,329
Masco Corp.                                             79,915      2,368,681
USG Corp. (a)(b)                                        11,225        818,639
                                                                 ------------
                                                                    4,169,361
                                                                 ------------


                                                        SHARES          VALUE
CAPITAL MARKETS (3.8%)
A.G. Edwards, Inc.                                       1,429   $     79,052
Affiliated Managers Group, Inc. (a)(b)                   9,020        783,748
Ameriprise Financial, Inc.                              51,065      2,281,074
BlackRock, Inc. Class A (b)                              5,895        820,407
E*TRADE Financial Corp. (a)                              3,910         89,226
Federated Investors, Inc. Class B                        6,833        215,239
Investment Technology Group, Inc. (a)                   11,256        572,480
Investors Financial Services Corp.                         432         19,397
Janus Capital Group, Inc.                               51,613        923,873
Jefferies Group, Inc.                                   35,070      1,039,124
Legg Mason, Inc.                                         1,812        180,330
V  Northern Trust Corp.                                 49,676      2,747,083
Raymond James Financial, Inc.                           27,234        824,373
T. Rowe Price Group, Inc.                                5,463        206,556
TD Ameritrade Holding Corp.                             53,683        795,045
                                                                 ------------
                                                                   11,577,007
                                                                 ------------
CHEMICALS (1.9%)
Airgas, Inc.                                            16,578        617,530
Albemarle Corp. (b)                                      4,406        210,959
Celanese Corp. Class A                                  20,069        409,809
Cytec Industries, Inc.                                   4,640        248,982
Eastman Chemical Co.                                    12,869        694,926
Lyondell Chemical Co.                                   11,931        270,356
PPG Industries, Inc.                                     8,054        531,564
Rohm & Haas Co.                                         37,681      1,888,572
Scotts Miracle-Gro Co. (The) Class A                       490         20,737
Valhi, Inc.                                                467         11,465
Valspar Corp.                                           24,148        637,749
Westlake Chemical Corp.                                  3,560        106,088
                                                                 ------------
                                                                    5,648,737
                                                                 ------------
COMMERCIAL BANKS (2.8%)
AmSouth Bancorp                                         91,554      2,421,603
BancorpSouth, Inc.                                      12,496        340,516
Bank of Hawaii Corp.                                     6,550        324,880
Comerica, Inc.                                           6,330        329,097
Commerce Bancshares, Inc.                                6,696        335,135
Cullen/Frost Bankers, Inc.                                 710         40,683
First Citizens BancShares, Inc. Class A                  1,563        313,381
First Horizon National Corp.                            12,616        507,163
Huntington Bancshares, Inc.                              1,344         31,692

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
KeyCorp                                                 26,755   $    954,618
North Fork Bancorp., Inc.                               37,866      1,142,417
TD Banknorth, Inc.                                         446         13,135
UnionBanCal Corp.                                       15,017        969,948
Whitney Holding Corp.                                   15,395        544,521
Wilmington Trust Corp.                                   4,319        182,175
                                                                 ------------
                                                                    8,450,964
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (2.9%)
Adesa, Inc.                                                507         11,276
Allied Waste Industries, Inc. (a)(b)                    38,322        435,338
Aramark Corp. Class B                                   33,515      1,109,682
Avery Dennison Corp.                                       760         44,126
Brink's Co. (The)                                        3,158        178,143
Corporate Executive Board Co. (The)                     11,537      1,156,007
Corrections Corp. of America (a)                         4,266        225,842
Dun & Bradstreet Corp. (The) (a)                        12,807        892,392
Equifax, Inc.                                           27,823        955,442
HNI Corp.                                                  356         16,145
Manpower, Inc.                                          22,605      1,460,283
Monster Worldwide, Inc. (a)                              1,264         53,922
Republic Services, Inc.                                 34,501      1,391,770
Robert Half International, Inc.                          4,753        199,626
Steelcase, Inc. Class A (b)                             22,539        370,767
West Corp. (a)                                           2,737        131,130
                                                                 ------------
                                                                    8,631,891
                                                                 ------------
COMMUNICATIONS EQUIPMENT (1.0%)
Avaya, Inc. (a)                                        114,971      1,312,969
Harris Corp.                                             2,555        106,058
Tellabs, Inc. (a)                                      120,497      1,603,815
                                                                 ------------
                                                                    3,022,842
                                                                 ------------
COMPUTERS & PERIPHERALS (1.7%)
Lexmark International, Inc. Class A (a)                 17,125        956,089
NCR Corp. (a)                                           43,957      1,610,584
Network Appliance, Inc. (a)                             13,484        475,985
QLogic Corp. (a)                                        39,032        672,912
SanDisk Corp. (a)                                        9,444        481,455
Western Digital Corp. (a)                               47,327        937,548
                                                                 ------------
                                                                    5,134,573
                                                                 ------------
CONSTRUCTION & ENGINEERING (0.6%)
Fluor Corp.                                             11,755      1,092,392
Jacobs Engineering Group, Inc. (a)                       9,400        748,616
URS Corp. (a)                                            2,620        110,040
                                                                 ------------
                                                                    1,951,048
                                                                 ------------


                                                        SHARES          VALUE
CONSTRUCTION MATERIALS (0.6%)
Eagle Materials, Inc.                                    5,158   $    245,005
Florida Rock Industries, Inc. (b)                          871         43,263
Martin Marietta Materials, Inc.                          8,817        803,670
Vulcan Materials Co.                                     7,852        612,456
                                                                 ------------
                                                                    1,704,394
                                                                 ------------
CONSUMER FINANCE (0.4%)
AmeriCredit Corp. (a)                                   38,940      1,087,205
First Marblehead Corp. (The) (b)                           506         28,812
                                                                 ------------
                                                                    1,116,017
                                                                 ------------
CONTAINERS & PACKAGING (0.5%)
Crown Holdings, Inc. (a)                                 4,272         66,515
Packaging Corp. of America                               1,600         35,232
Pactiv Corp. (a)                                        29,954        741,361
Sealed Air Corp.                                           542         28,227
Smurfit-Stone Container Corp. (a)                        1,647         18,018
Temple-Inland, Inc.                                     15,914        682,233
                                                                 ------------
                                                                    1,571,586
                                                                 ------------
DISTRIBUTORS (0.1%)
Genuine Parts Co.                                        3,700        154,142
                                                                 ------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Career Education Corp. (a)                               5,590        167,085
ITT Educational Services, Inc. (a)                       2,242        147,546
Service Corp. International                             12,141         98,828
Weight Watchers International, Inc.                        472         19,300
                                                                 ------------
                                                                      432,759
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (0.7%)
Chicago Mercantile Exchange Holdings, Inc. (b)           1,063        522,092
CIT Group, Inc.                                          2,032        106,253
IntercontinentalExchange, Inc. (a)                       1,122         65,009
Leucadia National Corp.                                 37,163      1,084,788
Moody's Corp.                                            7,340        399,736
                                                                 ------------
                                                                    2,177,878
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.3%)
CenturyTel, Inc.                                        34,933      1,297,761
Citizens Communications Co.                             95,435      1,245,427
Embarq Corp. (a)                                        31,079      1,273,928
PanAmSat Holding Corp.                                   6,173        154,263
V  Qwest Communications International, Inc. (a)(b)     364,382      2,947,850
                                                                 ------------
                                                                    6,919,229
                                                                 ------------
ELECTRIC UTILITIES (1.1%)
Allegheny Energy, Inc. (a)                              13,399        496,701
American Electric Power Co., Inc.                        6,460        221,255
DPL, Inc.                                                1,540         41,272

 M-248 MainStay VP Mid Cap Core Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
ELECTRIC UTILITIES (CONTINUED)
Edison International                                    19,281   $    751,959
Entergy Corp.                                            5,578        394,643
Exelon Corp. (b)                                           762         43,304
FPL Group, Inc. (b)                                      1,962         81,188
Pepco Holdings, Inc.                                    47,786      1,126,794
PPL Corp.                                                7,564        244,317
Westar Energy, Inc.                                        501         10,546
                                                                 ------------
                                                                    3,411,979
                                                                 ------------
ELECTRICAL EQUIPMENT (0.6%)
Rockwell Automation, Inc.                                2,308        166,199
Roper Industries, Inc.                                  13,679        639,493
Thomas & Betts Corp. (a)                                18,179        932,583
                                                                 ------------
                                                                    1,738,275
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.7%)
Agilent Technologies, Inc. (a)                          13,991        441,556
Arrow Electronics, Inc. (a)                              9,152        294,694
Avnet, Inc. (a)                                            613         12,272
AVX Corp. (b)                                            9,421        148,758
CDW Corp.                                                  409         22,352
Dolby Laboratories, Inc. Class A (a)                     9,798        228,293
Jabil Circuit, Inc.                                     14,604        373,862
Mettler-Toledo International, Inc. (a)                  12,237        741,195
Molex, Inc.                                             26,978        905,651
National Instruments Corp.                                 356          9,754
Solectron Corp. (a)                                    206,394        705,867
Tech Data Corp. (a)                                     16,736        641,156
Tektronix, Inc.                                         10,761        316,589
Trimble Navigation, Ltd. (a)                               321         14,329
Vishay Intertechnology, Inc. (a)                        17,905        281,646
                                                                 ------------
                                                                    5,137,974
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (1.4%)
BJ Services Co.                                          3,469        129,255
Cameron International Corp. (a)                         14,538        694,480
Diamond Offshore Drilling, Inc. (b)                      6,681        560,736
Dresser-Rand Group, Inc. (a)                             6,016        141,256
Grant Prideco, Inc. (a)                                  9,891        442,622
Helmerich & Payne, Inc.                                  6,699        403,682
Oceaneering International, Inc. (a)                      2,964        135,899
Pride International, Inc. (a)                           11,320        353,524
Rowan Cos., Inc.                                         4,146        147,556
Superior Energy Services, Inc. (a)                      12,589        426,767
Tidewater, Inc.                                         10,085        496,182
Todco Class A                                            9,741        397,920
                                                                 ------------
                                                                    4,329,879
                                                                 ------------


                                                        SHARES          VALUE
FOOD & STAPLES RETAILING (0.3%)
Safeway, Inc.                                            2,951   $     76,726
SUPERVALU, Inc.                                         24,268        745,028
                                                                 ------------
                                                                      821,754
                                                                 ------------
FOOD PRODUCTS (1.1%)
Archer-Daniels-Midland Co.                              14,724        607,807
Campbell Soup Co.                                       26,489        983,007
Corn Products International, Inc.                       15,463        473,168
Dean Foods Co. (a)                                       6,713        249,656
Del Monte Foods Co.                                     10,974        123,238
H.J. Heinz Co.                                          13,481        555,687
Hormel Foods Corp.                                       8,481        314,984
                                                                 ------------
                                                                    3,307,547
                                                                 ------------
GAS UTILITIES (0.3%)
Energen Corp.                                              473         18,168
Equitable Resources, Inc.                                3,921        131,353
National Fuel Gas Co.                                   12,146        426,810
ONEOK, Inc.                                              6,466        220,103
Southern Union Co. (b)                                     631         17,075
                                                                 ------------
                                                                      813,509
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
Dade Behring Holdings, Inc.                              9,164        381,589
Hospira, Inc. (a)                                       16,905        725,901
IDEXX Laboratories, Inc. (a)                             7,313        549,426
Varian Medical Systems, Inc. (a)                        18,541        877,916
                                                                 ------------
                                                                    2,534,832
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (5.3%)
AMERIGROUP Corp. (a)                                       329         10,212
AmerisourceBergen Corp.                                 59,952      2,513,188
CIGNA Corp.                                              6,213        612,043
Coventry Health Care, Inc. (a)                          42,241      2,320,721
DaVita, Inc. (a)                                           648         32,206
Express Scripts, Inc. (a)                                4,116        295,282
Health Net, Inc. (a)                                     8,059        364,025
Henry Schein, Inc. (a)                                   4,524        211,407
Humana, Inc. (a)                                        46,632      2,504,138
Laboratory Corp. of America Holdings (a)                36,953      2,299,585
Lincare Holdings, Inc. (a)                              15,537        587,920
Manor Care, Inc. (b)                                    23,583      1,106,514
McKesson Corp.                                           9,984        472,044
Pediatrix Medical Group, Inc. (a)                        9,944        450,463
Quest Diagnostics, Inc.                                 16,434        984,725
Sierra Health Services, Inc. (a)                        14,855        668,921
Universal Health Services, Inc. Class B (b)              4,685        235,468
WellCare Health Plans, Inc. (a)                          6,830        335,011
                                                                 ------------
                                                                   16,003,873
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY (0.1%)
Cerner Corp. (a)                                           346   $     12,840
Emdeon Corp. (a)                                        15,106        187,465
WebMD Health Corp. Class A (a)                           1,852         87,600
                                                                 ------------
                                                                      287,905
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.9%)
Brinker International, Inc. (b)                         18,440        669,372
CBRL Group, Inc.                                           296         10,040
Choice Hotels International, Inc. (b)                    9,888        599,213
Darden Restaurants, Inc.                                44,538      1,754,797
GTECH Holdings Corp.                                     8,203        285,300
International Game Technology                           38,038      1,443,162
Penn National Gaming, Inc. (a)                             828         32,110
Starwood Hotels & Resorts Worldwide, Inc.               18,018      1,087,206
                                                                 ------------
                                                                    5,881,200
                                                                 ------------
HOUSEHOLD DURABLES (0.7%)
American Greetings Corp. Class A                           372          7,816
Black & Decker Corp. (The)                               1,481        125,085
Harman International Industries, Inc.                      463         39,526
Leggett & Platt, Inc.                                   31,132        777,677
Newell Rubbermaid, Inc.                                  7,007        180,991
NVR, Inc. (a)                                              671        329,629
Snap-on, Inc. (b)                                       16,232        656,097
Stanley Works (The)                                        479         22,618
                                                                 ------------
                                                                    2,139,439
                                                                 ------------
HOUSEHOLD PRODUCTS (0.2%)
Church & Dwight Co., Inc.                                7,410        269,872
Energizer Holdings, Inc. (a)                             3,402        199,255
                                                                 ------------
                                                                      469,127
                                                                 ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.6%)
V  AES Corp. (The) (a)                                 146,430      2,701,633
Constellation Energy Group, Inc.                         2,038        111,112
Mirant Corp. (a)                                        77,955      2,089,194
NRG Energy, Inc. (a)                                       989         47,650
                                                                 ------------
                                                                    4,949,589
                                                                 ------------
INDUSTRIAL CONGLOMERATES (0.3%)
Carlisle Cos., Inc.                                      5,225        414,342
Teleflex, Inc.                                           7,370        398,127
Textron, Inc.                                            2,292        211,277
                                                                 ------------
                                                                    1,023,746
                                                                 ------------
INSURANCE (8.1%)
Alleghany Corp. (a)                                      1,414        390,773
Ambac Financial Group, Inc.                             30,543      2,477,037
American Financial Group, Inc.                          16,838        722,350


                                                        SHARES          VALUE
INSURANCE (CONTINUED)
AmerUs Group Co. (b)                                     6,547   $    383,327
V  Aon Corp.                                            78,760      2,742,423
Arthur J. Gallagher & Co. (b)                           12,318        312,138
Assurant, Inc. (b)                                      37,667      1,823,083
Brown & Brown, Inc.                                     18,168        530,869
CNA Financial Corp. (a)                                  6,930        228,413
Commerce Group, Inc.                                       335          9,896
Conseco, Inc. (a)(b)                                    45,212      1,044,397
Fidelity National Financial, Inc.                       11,002        428,528
Fidelity National Title Group, Inc. Class A (b)          8,339        164,028
First American Corp. (b)                                15,071        637,051
Hanover Insurance Group, Inc. (The)                     12,161        577,161
HCC Insurance Holdings, Inc. (b)                        33,146        975,818
Lincoln National Corp.                                   5,270        297,439
Markel Corp. (a)(b)                                      2,997      1,039,959
Mercury General Corp.                                    1,338         75,423
Nationwide Financial Services, Inc. Class A             14,914        657,409
Old Republic International Corp.                        68,556      1,465,042
Philadelphia Consolidated Holding Corp. (a)             16,376        497,175
Principal Financial Group, Inc.                         10,184        566,740
Protective Life Corp.                                   19,741        920,325
Reinsurance Group of America, Inc.                       6,469        317,951
SAFECO Corp.                                             1,560         87,906
StanCorp Financial Group, Inc.                          15,699        799,236
Torchmark Corp.                                         29,012      1,761,609
Transatlantic Holdings, Inc.                             6,518        364,356
Unitrin, Inc.                                            2,090         91,103
UnumProvident Corp. (b)                                 27,555        499,572
W.R. Berkley Corp.                                      48,173      1,644,145
                                                                 ------------
                                                                   24,532,682
                                                                 ------------
INTERNET & CATALOG RETAIL (0.3%)
IAC/InterActiveCorp (a)                                 28,353        751,071
                                                                 ------------

INTERNET SOFTWARE & SERVICES (0.3%)
VeriSign, Inc. (a)(b)                                   35,676        826,613
                                                                 ------------

IT SERVICES (3.2%)
Acxiom Corp.                                             6,651        166,275
CACI International, Inc. (a)                               758         44,214
Ceridian Corp. (a)                                      44,110      1,078,048
CheckFree Corp. (a)                                      5,859        290,372
Computer Sciences Corp. (a)                             47,899      2,320,228
Convergys Corp. (a)                                     32,690        637,455

 M-250 MainStay VP Mid Cap Core Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
IT SERVICES (CONTINUED)
DST Systems, Inc. (a)(b)                                   776   $     46,172
Electronic Data Systems Corp.                          112,231      2,700,278
Fiserv, Inc. (a)                                         2,343        106,278
Hewitt Associates, Inc. Class A (a)                     13,326        299,568
Iron Mountain, Inc. (a)                                    634         23,699
MasterCard, Inc. Class A (a)                            15,986        767,328
MoneyGram International, Inc.                            8,678        294,618
Paychex, Inc.                                           13,865        540,458
Unisys Corp. (a)                                        49,555        311,205
VeriFone Holdings, Inc. (a)                              2,134         65,044
                                                                 ------------
                                                                    9,691,240
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (0.4%)
Eastman Kodak Co. (b)                                   27,520        654,426
Hasbro, Inc.                                            22,701        411,115
Marvel Entertainment, Inc. (a)(b)                        1,181         23,620
Mattel, Inc.                                             4,978         82,187
                                                                 ------------
                                                                    1,171,348
                                                                 ------------
LIFE SCIENCES TOOLS & SERVICES (0.9%)
Applera Corp. - Applied
  Biosystems Group                                      55,348      1,790,508
PerkinElmer, Inc.                                       19,830        414,447
Pharmaceutical Product Development, Inc.                 5,638        198,007
Techne Corp. (a)                                         2,751        140,081
Waters Corp. (a)                                         4,814        213,742
                                                                 ------------
                                                                    2,756,785
                                                                 ------------
MACHINERY (4.5%)
AGCO Corp. (a)                                          18,867        496,579
Crane Co.                                               13,801        574,122
Cummins, Inc. (b)                                       13,850      1,693,162
Dover Corp.                                             12,344        610,164
Eaton Corp.                                              7,829        590,307
Flowserve Corp. (a)                                     14,712        837,113
Gardner Denver, Inc. (a)                                 2,677        103,064
Graco, Inc.                                              4,213        193,714
Harsco Corp.                                               274         21,361
IDEX Corp.                                                 325         15,340
JLG Industries, Inc.                                    16,314        367,065
Joy Global, Inc.                                        36,545      1,903,629
Lincoln Electric Holdings, Inc.                          8,866        555,455
Manitowoc Co., Inc. (The)                               15,919        708,395
Oshkosh Truck Corp.                                      9,434        448,304
Parker-Hannifin Corp.                                   33,030      2,563,128
Terex Corp. (a)                                         12,374      1,221,314
Toro Co. (The)                                          12,735        594,724
                                                                 ------------
                                                                   13,496,940
                                                                 ------------


                                                        SHARES          VALUE
MEDIA (1.7%)
Clear Channel Outdoor Holdings, Inc. Class A (a)        10,547   $    221,065
DreamWorks Animation SKG, Inc. Class A (a)(b)           12,508        286,433
EchoStar Communications Corp. Class A (a)               21,866        673,691
Harte-Hanks, Inc.                                          389          9,974
John Wiley & Sons, Inc. Class A                         12,975        430,770
Lamar Advertising Co. (a)                                1,086         58,492
Liberty Global, Inc. Class A (a)                        12,243        263,225
Liberty Media Holding Corp. Class A (a)                 28,124      2,355,947
NTL, Inc. (b)                                            3,294         82,021
R.H. Donnelley Corp.                                     1,530         82,727
Regal Entertainment Group Class A (b)                   17,226        350,032
Univision Communications, Inc. Class A (a)               2,674         89,579
Warner Music Group Corp.                                10,643        313,756
Washington Post Co. Class B                                 35         27,300
Westwood One, Inc.                                         441          3,307
                                                                 ------------
                                                                    5,248,319
                                                                 ------------
METALS & MINING (3.8%)
Allegheny Technologies, Inc. (b)                        29,734      2,058,782
Carpenter Technology Corp.                               6,610        763,455
Commercial Metals Co.                                   31,287        804,076
V  Freeport-McMoRan Copper & Gold, Inc. Class B         49,804      2,759,640
Nucor Corp.                                              9,594        520,474
Phelps Dodge Corp.                                       5,993        492,385
Reliance Steel & Aluminum Co.                            8,540        708,393
Southern Copper Corp. (b)                                2,691        239,849
Steel Dynamics, Inc.                                    12,668        832,794
United States Steel Corp.                               32,639      2,288,647
                                                                 ------------
                                                                   11,468,495
                                                                 ------------
MULTILINE RETAIL (1.5%)
Dillard's, Inc. Class A                                  3,438        109,500
Dollar Tree Stores, Inc. (a)(b)                         31,620        837,930
Family Dollar Stores, Inc.                               3,014         73,632
V  J.C. Penney Co., Inc.                                46,411      3,133,207
Nordstrom, Inc.                                         11,246        410,479
                                                                 ------------
                                                                    4,564,748
                                                                 ------------
MULTI-UTILITIES (1.7%)
Alliant Energy Corp.                                    14,358        492,479
CenterPoint Energy, Inc.                                 5,911         73,888
KeySpan Corp.                                           14,409        582,124
MDU Resources Group, Inc.                                6,608        241,919
OGE Energy Corp.                                        16,636        582,759
PG&E Corp.                                              59,806      2,349,180

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
MULTI-UTILITIES (CONTINUED)
Public Service Enterprise Group, Inc.                      685   $     45,292
SCANA Corp.                                              2,903        111,998
Xcel Energy, Inc.                                       33,791        648,111
                                                                 ------------
                                                                    5,127,750
                                                                 ------------
OFFICE ELECTRONICS (0.2%)
Xerox Corp. (a)(b)                                      33,528        466,374
                                                                 ------------

OIL, GAS & CONSUMABLE FUELS (3.0%)
Arch Coal, Inc.                                            733         31,057
CONSOL Energy, Inc.                                        880         41,114
El Paso Corp. (b)                                        1,329         19,935
EOG Resources, Inc. (b)                                  2,358        163,504
Forest Oil Corp. (a)                                     8,381        277,914
Frontier Oil Corp.                                      29,406        952,754
Hess Corp. (b)                                           1,612         85,194
Holly Corp.                                              2,455        118,331
Kerr-McGee Corp.                                        17,876      1,239,701
Newfield Exploration Co. (a)                             1,548         75,759
Noble Energy, Inc.                                      15,783        739,591
Overseas Shipholding Group, Inc.                         3,355        198,448
Peabody Energy Corp.                                     4,550        253,663
Pioneer Natural Resources Co. (b)                        9,085        421,635
Southwestern Energy Co. (a)                              3,188         99,338
St. Mary Land & Exploration Co.                          7,933        319,303
Sunoco, Inc.                                            29,796      2,064,565
Tesoro Corp.                                            20,327      1,511,516
W&T Offshore, Inc.                                       4,617        179,555
Western Gas Resources, Inc.                              4,120        246,582
Williams Cos., Inc. (The)                                  582         13,596
                                                                 ------------
                                                                    9,053,055
                                                                 ------------
PAPER & FOREST PRODUCTS (0.2%)
Louisiana-Pacific Corp.                                 30,326        664,139
                                                                 ------------

PERSONAL PRODUCTS (0.3%)
Avon Products, Inc.                                     33,281      1,031,711
                                                                 ------------

PHARMACEUTICALS (1.3%)
Allergan, Inc.                                             657         70,470
Endo Pharmaceuticals
  Holdings, Inc. (a)                                    36,569      1,206,046
Forest Laboratories, Inc. (a)                            3,656        141,451
King Pharmaceuticals, Inc. (a)                          69,214      1,176,638
Mylan Laboratories, Inc.                                60,377      1,207,540
Watson Pharmaceuticals, Inc. (a)                         7,223        168,151
                                                                 ------------
                                                                    3,970,296
                                                                 ------------


                                                        SHARES          VALUE
REAL ESTATE INVESTMENT TRUSTS (4.2%)
Apartment Investment & Management Co. Class A (b)       11,740   $    510,103
Avalonbay Communities, Inc. (b)                         11,960      1,323,015
Boston Properties, Inc. (b)                              7,132        644,733
BRE Properties, Inc. Class A                             7,938        436,590
Camden Property Trust                                    3,701        272,209
CarrAmerica Realty Corp.                                   885         39,427
CBL & Associates Properties, Inc.                          306         11,913
Crescent Real Estate Equities Co.                          159          2,951
Developers Diversified Realty Corp.                      6,033        314,802
Duke Realty Corp.                                       19,180        674,177
Equity Office Properties Trust                          32,142      1,173,504
Equity Residential                                       1,772         79,262
Essex Property Trust, Inc.                               6,682        746,112
Host Hotels & Resorts, Inc.                             58,887      1,287,859
Kilroy Realty Corp.                                      3,280        236,980
New Century Financial Corp.                              4,848        221,796
New Plan Excel Realty Trust                             24,049        593,770
Public Storage, Inc.                                    11,115        843,629
Rayonier, Inc.                                           5,973        226,436
Shurgard Storage Centers, Inc. Class A                  20,104      1,256,500
SL Green Realty Corp.                                   11,510      1,260,000
Taubman Centers, Inc.                                    5,410        221,269
Trizec Properties, Inc.                                  6,354        181,979
United Dominion Realty Trust, Inc.                       7,788        218,142
Weingarten Realty Investors                              2,030         77,708
                                                                 ------------
                                                                   12,854,866
                                                                 ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.6%)
CB Richard Ellis Group, Inc. Class A (a)                53,746      1,338,275
Jones Lang LaSalle, Inc.                                 5,637        493,519
                                                                 ------------
                                                                    1,831,794
                                                                 ------------
ROAD & RAIL (1.0%)
Con-way, Inc.                                            3,440        199,279
CSX Corp.                                               20,550      1,447,542
J.B. Hunt Transport Services, Inc.                       2,272         56,596
Laidlaw International, Inc.                             16,565        417,438
Landstar System, Inc.                                      733         34,620
Norfolk Southern Corp.                                  10,784        573,924
Ryder System, Inc.                                       3,361        196,383
Swift Transportation Co., Inc. (a)                       5,952        189,036
                                                                 ------------
                                                                    3,114,818
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.8%)
ADE Corp. (a)                                              594         19,299
Advanced Micro Devices, Inc. (a)                         2,216         54,115
Altera Corp. (a)                                        24,539        430,659
Analog Devices, Inc.                                    25,179        809,253

 M-252 MainStay VP Mid Cap Core Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Atmel Corp. (a)                                         68,197   $    378,493
Broadcom Corp. Class A (a)                               4,251        127,743
V  Freescale Semiconductor, Inc. Class B (a)            92,446      2,717,912
Intersil Corp. Class A                                  26,048        605,616
Lam Research Corp. (a)(b)                               41,887      1,952,772
LSI Logic Corp. (a)(b)                                  19,419        173,800
MEMC Electronic Materials, Inc. (a)(b)                  12,294        461,025
Microchip Technology, Inc.                               1,347         45,192
Micron Technology, Inc. (a)                            167,589      2,523,890
National Semiconductor Corp.                           100,910      2,406,704
Novellus Systems, Inc. (a)                               7,103        175,444
NVIDIA Corp. (a)                                        75,454      1,606,416
Silicon Laboratories, Inc. (a)                           5,130        180,320
                                                                 ------------
                                                                   14,668,653
                                                                 ------------
SOFTWARE (3.6%)
Autodesk, Inc. (a)                                       1,318         45,418
BEA Systems, Inc. (a)                                  111,354      1,457,624
BMC Software, Inc. (a)                                  63,884      1,526,828
CA, Inc.                                                41,074        844,071
Cadence Design Systems, Inc. (a)                        54,505        934,761
Citrix Systems, Inc. (a)                                45,655      1,832,592
Compuware Corp. (a)                                     29,188        195,560
Fair Isaac Corp.                                         6,819        247,598
Hyperion Solutions Corp. (a)                               750         20,700
Intuit, Inc. (a)                                        44,022      2,658,489
McAfee, Inc. (a)                                         1,992         48,346
Novell, Inc. (a)(b)                                     31,833        211,053
Red Hat, Inc. (a)(b)                                    24,898        582,613
Reynolds & Reynolds Co. (The) Class A                   11,131        341,388
Salesforce.com, Inc. (a)(b)                                912         24,314
Sybase, Inc. (a)                                           494          9,584
Synopsys, Inc. (a)                                       2,622         49,215
                                                                 ------------
                                                                   11,030,154
                                                                 ------------
SPECIALTY RETAIL (4.9%)
Abercrombie & Fitch Co. Class A                            499         27,660
American Eagle Outfitters, Inc.                         19,519        664,427
AnnTaylor Stores Corp. (a)                              21,650        939,177
AutoNation, Inc. (a)                                    35,911        769,932
AutoZone, Inc. (a)                                       6,333        558,571
Barnes & Noble, Inc.                                    15,384        561,516
Circuit City Stores, Inc.                               43,895      1,194,822
Claire's Stores, Inc.                                   29,122        742,902


                                                        SHARES          VALUE
SPECIALTY RETAIL (CONTINUED)
Limited Brands, Inc.                                    88,995   $  2,277,382
Men's Wearhouse, Inc. (The)                                313          9,484
Michaels Stores, Inc.                                   14,494        597,733
Office Depot, Inc. (a)                                  70,734      2,687,892
OfficeMax, Inc.                                          8,474        345,316
RadioShack Corp.                                           927         12,978
Rent-A-Center, Inc. (a)                                  1,882         46,787
Ross Stores, Inc.                                       13,006        364,818
Sherwin-Williams Co. (The)                              33,825      1,606,011
TJX Cos., Inc. (The)                                    61,601      1,408,199
                                                                 ------------
                                                                   14,815,607
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Columbia Sportswear Co. (a)(b)                             481         21,770
Jones Apparel Group, Inc.                               25,778        819,483
Polo Ralph Lauren Corp.                                  3,127        171,672
                                                                 ------------
                                                                    1,012,925
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (0.8%)
Downey Financial Corp.                                     402         27,276
MGIC Investment Corp.                                   10,630        690,950
PMI Group, Inc. (The)                                    4,915        219,111
Radian Group, Inc.                                      24,739      1,528,375
                                                                 ------------
                                                                    2,465,712
                                                                 ------------
TOBACCO (0.6%)
Loews Corp.- Carolina Group                             26,974      1,385,654
Reynolds American, Inc. (b)                              2,797        322,494
                                                                 ------------
                                                                    1,708,148
                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS (0.6%)
Fastenal Co.                                               809         32,595
MSC Industrial Direct Co., Inc. Class A                  6,866        326,616
United Rentals, Inc. (a)                                16,811        537,616
W.W. Grainger, Inc.                                      1,537        115,629
WESCO International, Inc. (a)                           12,588        868,572
                                                                 ------------
                                                                    1,881,028
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
American Tower Corp. Class A (a)                         2,303         71,669
Crown Castle International Corp. (a)                    27,579        952,579
Leap Wireless International, Inc. (a)                   11,414        541,594
                                                                 ------------
                                                                    1,565,842
                                                                 ------------
Total Common Stocks
  (Cost $264,659,433)                                             292,325,467
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
INVESTMENT COMPANIES (3.3%)
-----------------------------------------------------------------------------
V  S&P 500 Index--SPDR Trust Series 1 (b)(c)            37,065   $  4,711,332
V  S&P MidCap 400 Index--MidCap SPDR Trust
  Series 1(b)(c)                                        37,285      5,199,020
                                                                 ------------
Total Investment Companies
  (Cost $9,610,078)                                                 9,910,352
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (13.5%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (4.2%)
Barton Capital LLC
  5.272%, due 7/21/06 (d)                           $  585,047        585,047
Clipper Receivables Corp.
  5.094%, due 7/5/06 (d)                               585,047        585,047
Compass Securitization Corp.
  5.331%, due 7/24/06 (d)                              865,921        865,921
Fairway Finance Corp.
  5.268%, due 7/6/06 (d)                               877,571        877,571
Falcon Asset Securitization Corp.
  5.099%, due 7/6/06 (d)                               877,571        877,571
Grampian Funding LLC
  5.266%, due 7/13/06 (d)                              877,571        877,571
Kitty Hawk Funding Corp.
  5.161%, due 7/10/06 (d)                              877,571        877,571
Liberty Street Funding Corp.
  5.082%, due 7/3/06 (d)                               877,571        877,571
  5.239%, due 7/24/06 (d)                            1,462,618      1,462,618
Ranger Funding LLC
  5.265%, due 8/1/06 (d)                               858,022        858,022
Sheffield Receivables Corp.
  5.252%, due 7/18/06 (d)                              877,571        877,571
  5.31%, due 7/11/06 (d)                               877,571        877,571
Silver Tower U.S. Funding
  5.335%, due 7/31/06 (d)                              994,580        994,580
Yorktown Capital LLC
  5.272%, due 7/20/06 (d)                            1,164,244      1,164,244
                                                                 ------------
Total Commercial Paper
  (Cost $12,658,476)                                               12,658,476
                                                                 ------------

                                                        SHARES          VALUE
INVESTMENT COMPANY (1.7%)
BGI Institutional Money Market Fund (d)              5,286,445   $  5,286,445
                                                                 ------------
Total Investment Company
  (Cost $5,286,445)                                                 5,286,445
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.4%)
Morgan Stanley & Co.
  5.42%, dated 6/30/06
  due 7/3/06
  Proceeds at Maturity $1,112,092
  (Collateralized by various bonds
  with a Principal Amount of $1,307,648 and a
  Market Value of $1,144,629) (d)                   $1,111,590      1,111,590
                                                                 ------------
Total Repurchase Agreement
  (Cost $1,111,590)                                                 1,111,590
                                                                 ------------
TIME DEPOSITS (7.2%)
Bank of America Corp.
  5.27%, due 7/25/06 (d)(e)                          2,340,189      2,340,189
Calyon
  5.265%, due 8/2/06 (d)                             2,047,665      2,047,665
Credit Suisse First Boston Corp.
  5.305%, due 7/27/06 (d)                            2,047,665      2,047,665
Fortis Bank
  5.26%, due 7/7/06 (d)                              2,047,665      2,047,665
Skandinaviska Enskilda
  Banken AB
  5.08%, due 7/5/06 (d)                              2,632,713      2,632,713
Societe Generale North America, Inc.
  5.313%, due 7/3/06 (d)                             5,187,652      5,187,652
Toronto Dominion Bank
  5.30%, due 7/26/06 (d)                             2,340,189      2,340,189
UBS AG
  5.10%, due 7/7/06 (d)                              1,170,095      1,170,095
Wells Fargo Bank N.A.
  5.22%, due 7/6/06 (d)                              2,047,665      2,047,665
                                                                 ------------
Total Time Deposits
  (Cost $21,861,498)                                               21,861,498
                                                                 ------------
Total Short-Term Investments
  (Cost $40,918,009)                                               40,918,009
                                                                 ------------

 M-254 MainStay VP Mid Cap Core Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                        VALUE
Total Investments
  (Cost $315,187,520) (f)                                113.3%  $343,153,828(g)
Liabilities in Excess of
  Cash and Other Assets                                  (13.3)   (40,266,402)
                                                    ----------   ------------
Net Assets                                               100.0%  $302,887,426
                                                    ==========   ============

(a)  Non-income producing security.
(b) Represents security, or a portion thereof, which is out on loan.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at June
     30, 2006.
(f) The cost for federal income tax purposes is $315,495,995.
(g)  At June 30, 2006 net unrealized appreciation was
     $27,657,833, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $30,813,853 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,156,020.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost
  $315,187,520) including $39,834,476 market
  value of securities loaned                    $343,153,828
Cash                                               5,312,222
Receivables:
  Investment securities sold                      98,529,953
  Dividends and interest                             385,348
  Fund shares sold                                   280,940
Other assets                                           8,722
                                                -------------
    Total assets                                 447,671,013
                                                -------------

LIABILITIES:
Securities lending collateral                     40,918,009
Payables:
  Investment securities purchased                103,558,818
  Manager                                            202,003
  Shareholder communication                           46,637
  NYLIFE Distributors                                 22,345
  Professional                                        14,182
  Fund shares redeemed                                10,637
  Custodian                                            7,498
Accrued expenses                                       3,458
                                                -------------
    Total liabilities                            144,783,587
                                                -------------
Net assets                                      $302,887,426
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    131,654
  Service Class                                       78,491
Additional paid-in capital                       251,679,665
Accumulated undistributed net investment
  income                                             850,577
Accumulated undistributed net realized gain on
  investments                                     22,180,731
Net unrealized appreciation on investments        27,966,308
                                                -------------
Net assets                                      $302,887,426
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $190,065,562
                                                =============
Shares of capital stock outstanding               13,165,363
                                                =============
Net asset value per share outstanding           $      14.44
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $112,821,864
                                                =============
Shares of capital stock outstanding                7,849,128
                                                =============
Net asset value per share outstanding           $      14.37
                                                =============

 M-256 MainStay VP Mid Cap Core Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 2,181,393
  Income from securities loaned--net                  35,882
  Interest                                            26,148
                                                 ------------
    Total income                                   2,243,423
                                                 ------------
EXPENSES:
  Manager                                          1,175,353
  Distribution and service--Service Class            128,719
  Professional                                        35,677
  Shareholder communication                           26,659
  Custodian                                           18,317
  Directors                                            5,996
  Miscellaneous                                        3,242
                                                 ------------
    Total expenses                                 1,393,963
                                                 ------------
Net investment income                                849,460
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  20,482,313
Net change in unrealized appreciation on
  investments                                     (8,330,736)
                                                 ------------
Net realized and unrealized gain on investments   12,151,577
                                                 ------------
Net increase in net assets resulting from
  operations                                     $13,001,037
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2005

                                             2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $    849,460   $    962,527
 Net realized gain on investments      20,482,313     19,639,923
 Net change in unrealized
  appreciation on investments          (8,330,736)    10,175,553
                                     ---------------------------
 Net increase in net assets
  resulting from operations            13,001,037     30,778,003
                                     ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                               --       (827,840)
   Service Class                               --       (309,626)
 From net realized gain on investments:
   Initial Class                               --    (14,846,471)
   Service Class                               --     (8,350,470)
                                     ---------------------------
 Total dividends and distributions
  to shareholders                              --    (24,334,407)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                       33,805,059     32,620,625
   Service Class                       21,841,297     40,661,989
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                               --     15,674,311
   Service Class                               --      8,660,096
                                     ---------------------------
                                       55,646,356     97,617,021
 Cost of shares redeemed:
   Initial Class                      (12,013,133)   (22,191,388)
   Service Class                       (3,500,198)    (2,955,610)
                                     ---------------------------
                                      (15,513,331)   (25,146,998)
   Increase in net assets derived
    from capital share transactions    40,133,025     72,470,023
                                     ---------------------------
   Net increase in net assets          53,134,062     78,913,619

NET ASSETS:
Beginning of period                   249,753,364    170,839,745
                                     ---------------------------
End of period                        $302,887,426   $249,753,364
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $    850,577   $      1,117
                                     ===========================

 M-258 MainStay VP Mid Cap Core Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-259

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                              INITIAL CLASS
                                            ----------------------------------------------------------------------------------
                                                                                                                    JULY 2,
                                            SIX MONTHS                                                              2001 (A)
                                              ENDED                                                                 THROUGH
                                             JUNE 30,                   YEAR ENDED DECEMBER 31,                   DECEMBER 31,
                                              2006*           2005          2004         2003         2002            2001
Net asset value at beginning of period       $  13.72       $  13.12      $  11.01      $  8.16      $  9.40       $   10.00
                                            ----------      --------      --------      -------      -------      ------------
Net investment income                            0.05           0.07          0.06         0.05 (b)     0.02            0.02
Net realized and unrealized gain (loss) on
  investments                                    0.67           2.02          2.39         2.84        (1.24)          (0.60)
                                            ----------      --------      --------      -------      -------      ------------
Total from investment operations                 0.72           2.09          2.45         2.89        (1.22)          (0.58)
                                            ----------      --------      --------      -------      -------      ------------
Less dividends and distributions:
  From net investment income                       --          (0.08)        (0.06)       (0.04)       (0.02)          (0.02)
  From net realized gain on investments            --          (1.41)        (0.28)          --           --              --
                                            ----------      --------      --------      -------      -------      ------------
Total dividends and distributions                  --          (1.49)        (0.34)       (0.04)       (0.02)          (0.02)
                                            ----------      --------      --------      -------      -------      ------------
Net asset value at end of period             $  14.44       $  13.72      $  13.12      $ 11.01      $  8.16       $    9.40
                                            ==========      ========      ========      =======      =======      ============
Total investment return                          5.22%(c)      15.86%        22.27%       35.43%      (12.92%)         (5.86%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          0.71%+         0.54%         0.70%        0.55%        0.39%           0.44%+
  Net expenses                                   0.92%+         0.94%         0.98%        0.98%        0.98%           0.98%+
  Expenses (before waiver/reimbursement)         0.92%+         0.94%         1.04%        1.18%        1.34%           1.84%+
Portfolio turnover rate                            95%           159%          185%         202%         217%             74%
Net assets at end of period (in 000's)       $190,066       $159,762      $128,178      $55,351      $27,936       $  12,741

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service of 0.25%.
+    Annualized.
*    Unaudited.

 M-260 MainStay VP Mid Cap Core Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                        SERVICE CLASS
--------------------------------------------------------------
                                                    JUNE 5,
    SIX MONTHS                                      2003(A)
      ENDED                                         THROUGH
     JUNE 30,       YEAR ENDED DECEMBER 31,       DECEMBER 31,
      2006*           2005           2004             2003
     $  13.68        $ 13.10        $ 11.00         $   9.28
    ----------      ---------      ---------      ------------
         0.03           0.04           0.04             0.03 (b)
         0.66           2.00           2.38             1.72
    ----------      ---------      ---------      ------------
         0.69           2.04           2.42             1.75
    ----------      ---------      ---------      ------------
           --          (0.05)         (0.04)           (0.03)
           --          (1.41)         (0.28)              --
    ----------      ---------      ---------      ------------
           --          (1.46)         (0.32)           (0.03)
    ----------      ---------      ---------      ------------
     $  14.37        $ 13.68        $ 13.10         $  11.00
    ==========      =========      =========      ============
         5.09%(c)      15.57%         21.96%           18.89%(c)
         0.46%+         0.37%          0.45%            0.30%+(d)
         1.17%+         1.19%          1.23%            1.23%+
         1.17%+         1.19%          1.29%            1.43%+
           95%           159%           185%             202%
     $112,822        $89,991        $42,662         $  8,930

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP MID CAP GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE    FIVE      SINCE
TOTAL RETURNS              MONTHS   YEAR    YEARS   INCEPTION
-------------------------------------------------------------
After Portfolio operating
  expenses                  6.77%   18.12%  7.73%     7.73%

(PERFORMANCE GRAPH)

                                          MAINSTAY VP MID
                                             CAP GROWTH           S&P MIDCAP 400      RUSSELL 2500 GROWTH       RUSSELL MIDCAP
                                             PORTFOLIO                INDEX                  INDEX              GROWTH INDEX
                                          ---------------         --------------      -------------------       --------------
7/2/01                                         10000                  10000                  10000                  10000
                                                8550                   9528                   7429                   7366
                                                7877                   9460                   7734                   7908
                                                9944                  12108                  10063                  10069
                                               12285                  13806                  10814                  11163
6/30/06                                        14511                  15599                  12395                  12618


SERVICE CLASS(1)                                                   AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE    FIVE      SINCE
TOTAL RETURNS              MONTHS   YEAR    YEARS   INCEPTION
-------------------------------------------------------------
After Portfolio operating
  expenses                  6.64%   17.82%  7.46%     7.46%

(PERFORMANCE GRAPH)

                                          MAINSTAY VP MID
                                             CAP GROWTH           S&P MIDCAP 400      RUSSELL 2500 GROWTH       RUSSELL MIDCAP
                                            PORTFOLIO                 INDEX                  INDEX              GROWTH INDEX
                                          ---------------         --------------      -------------------       --------------
7/2/01                                         10000                  10000                  10000                  10000
                                                8529                   9528                   7429                   7366
                                                7838                   9460                   7734                   7908
                                                9870                  12108                  10063                  10069
                                               12164                  13806                  10814                  11163
6/30/06                                        14331                  15599                  12395                  12618


                                                           SIX      ONE    FIVE      SINCE
BENCHMARK PERFORMANCE                                     MONTHS   YEAR    YEARS   INCEPTION
--------------------------------------------------------------------------------------------

Russell Midcap(R) Growth Index*                            2.56%   13.04%  4.76%     4.76%
Russell 2500(R) Growth Index*                              4.98    14.62   4.39      4.39
S&P Midcap 400(R) Index*                                   4.24    12.98   9.30      9.30

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (7/2/01) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-262   MainStay VP Mid Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2006, to June 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2006, through June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/06            6/30/06           PERIOD(1)           6/30/06            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,067.90            $4.10            $1,021.00             $4.01
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,066.65            $5.38            $1,019.75             $5.26
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.80% for Initial Class and 1.05% for Service Class) multiplied by the average account value over the period, divided by 365, and multiplied by 181 (to reflect the one-half year period).



                                                 www.mainstayfunds.com     M-263

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                            91.3%
Short-Term Investments (collateral from securities lending
  is 15.2%)                                                              24.3
Liabilities in Excess of Cash and Other Assets                          -15.6

See Portfolio of Investments on page M-267 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Arch Coal, Inc.
 2.  Peabody Energy Corp.
 3.  Allegheny Technologies, Inc.
 4.  Terex Corp.
 5.  Tesoro Corp.
  6  Las Vegas Sands Corp.
 7.  Eagle Materials, Inc.
 8.  Garmin, Ltd.
 9.  Coventry Health Care, Inc.
10.  Commercial Metals Co.

 M-264   MainStay VP Mid Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Edmund C. Spelman of MacKay Shields LLC.

HOW DID MAINSTAY VP MID CAP GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED JUNE 30, 2006?

For the first six months of 2006, MainStay VP Mid Cap Growth Portfolio returned 6.77% for Initial Class shares and 6.64% for Service Class shares. Both share classes outperformed the 2.77% return of the average Lipper* Variable Products Mid-Cap Growth Portfolio over the same period. Both share classes also outperformed the 2.56% return of the Russell Midcap(R) Growth Index,* the Portfolio's broad-based securities-market index, for the six months ended June 30, 2006.

WHAT DECISIONS HAD THE BIGGEST INFLUENCE ON THE PORTFOLIO'S PERFORMANCE?

Our decision to maintain overweighted positions relative to the Russell Midcap(R) Growth Index* in the energy, materials, and health care sectors contributed significantly to the Portfolio's strong relative performance during the reporting period. Our decision to remain underweighted in the information technology sector also contributed to the Portfolio's outperformance.

DURING THE REPORTING PERIOD, WHICH SECTORS HAD THE GREATEST POSITIVE IMPACT ON THE PORTFOLIO'S PERFORMANCE AND WHICH SECTORS WERE THE WEAKEST CONTRIBUTORS?

The strongest-performing sectors within the Portfolio relative to the Russell Midcap(R) Growth Index* during the reporting period were energy, materials, and information technology. Of these three sectors, the Portfolio's holdings in the materials sector delivered the greatest gains within the Portfolio during first half of 2006, substantially outperforming the materials stocks in the Russell Midcap(R) Growth Index.* The biggest detractors from performance relative to the benchmark were financials, telecommunication services, and industrials.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE THE PORTFOLIO'S STRONGEST PERFORMERS AND WHICH WERE THE WEAKEST?

For the six months ended June 30, 2006, the three strongest contributors to the Portfolio's performance were Allegheny Technologies, Las Vegas Sands, and Peabody Energy. The three stocks that detracted the most from the Portfolio's performance were Chico's FAS, KB Home, and The Ryland Group.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the reporting period, we added several new positions to the Portfolio. Among them were Phillips-Van Heusen, CONSOL Energy, AmeriCredit, National Financial Partners, Cephalon, Roper Industries, Akamai Technologies, Allegheny Technologies, and Oregon Steel Mills.

During the first six months of 2006, we sold several positions among homebuilders, including D.R. Horton, Hovnanian Enterprises, and KB Home. Among the Portfolio's many other sales were The St. Joe Company, Wachovia, Health Management Associates, Affiliated Computer Services, Symbol Technologies, and Verisign.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the first half of 2006, we reduced the Portfolio's exposure to stocks in the financials and consumer discretionary sectors. We increased the Portfolio's weightings in the energy, health care, industrials, information technology, and materials sectors. The Portfolio began and ended the reporting period with no holdings in the consumer staples, telecommunications services, or utilities sectors.


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-265

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

At the end of June 2006, the Portfolio was overweighted relative to the Russell Midcap(R) Growth Index* in the consumer discretionary, energy, health care, and materials sectors. The Portfolio ended the reporting period underweighted in the financials and information technology sectors, neutrally weighted in the industrials sector, and with no holdings in the consumer staples, telecommunication services, or utilities sectors.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-266   MainStay VP Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED


                                                         SHARES          VALUE
COMMON STOCKS (91.3%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.8%)
Alliant Techsystems, Inc. (a)(b)                         75,200   $  5,741,520
L-3 Communications Holdings, Inc.                        54,200      4,087,764
                                                                  ------------
                                                                     9,829,284
                                                                  ------------
BIOTECHNOLOGY (2.2%)
Cephalon, Inc. (a)(b)                                    46,900      2,818,690
MannKind Corp. (a)(b)                                   227,900      4,856,549
                                                                  ------------
                                                                     7,675,239
                                                                  ------------
BUILDING PRODUCTS (2.2%)
Lennox International, Inc. (b)                          106,700      2,825,416
Simpson Manufacturing Co., Inc. (b)                     136,200      4,910,010
                                                                  ------------
                                                                     7,735,426
                                                                  ------------
CAPITAL MARKETS (1.5%)
Affiliated Managers Group, Inc. (a)(b)                   59,850      5,200,367
                                                                  ------------

CHEMICALS (1.2%)
Scotts Miracle-Gro Co. (The) Class A                    101,600      4,299,712
                                                                  ------------

COMMUNICATIONS EQUIPMENT (0.5%)
Avocent Corp. (a)                                        65,200      1,711,500
                                                                  ------------

COMPUTERS & PERIPHERALS (0.6%)
QLogic Corp. (a)                                        127,300      2,194,652
                                                                  ------------
CONSTRUCTION & ENGINEERING (1.6%)
Fluor Corp.                                              60,000      5,575,800
                                                                  ------------
CONSTRUCTION MATERIALS (1.9%)
V  Eagle Materials, Inc. (b)                            145,010      6,887,975
                                                                  ------------

CONSUMER FINANCE (1.7%)
AmeriCredit Corp. (a)                                   101,700      2,839,464
Capital One Financial Corp.                              38,700      3,306,915
                                                                  ------------
                                                                     6,146,379
                                                                  ------------
ELECTRICAL EQUIPMENT (1.1%)
Roper Industries, Inc.                                   82,000      3,833,500
                                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.0%)
Amphenol Corp. Class A                                   62,500      3,497,500
Avnet, Inc. (a)                                         119,000      2,382,380
CDW Corp.                                                21,900      1,196,835
                                                                  ------------
                                                                     7,076,715
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (4.6%)
Atwood Oceanics, Inc. (a)(b)                            118,600      5,882,560
ENSCO International, Inc.                                95,700      4,404,114
National-Oilwell Varco, Inc. (a)                         93,600      5,926,752
                                                                  ------------
                                                                    16,213,426
                                                                  ------------


                                                         SHARES          VALUE
HEALTH CARE EQUIPMENT & SUPPLIES (3.4%)
Cytyc Corp. (a)                                         170,100   $  4,313,736
Hospira, Inc. (a)                                        85,800      3,684,252
Varian Medical Systems, Inc. (a)(b)                      87,300      4,133,655
                                                                  ------------
                                                                    12,131,643
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (9.4%)
Caremark Rx, Inc.                                        59,800      2,982,226
V  Coventry Health Care, Inc. (a)                       124,150      6,820,801
Health Net, Inc. (a)                                     99,000      4,471,830
Henry Schein, Inc. (a)                                   90,200      4,215,046
Omnicare, Inc. (b)                                       95,300      4,519,126
Quest Diagnostics, Inc.                                  71,100      4,260,312
Sierra Health Services, Inc. (a)                        136,500      6,146,595
                                                                  ------------
                                                                    33,415,936
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (4.5%)
Boyd Gaming Corp.                                        88,200      3,559,752
V  Las Vegas Sands Corp. (a)                             89,300      6,952,898
Penn National Gaming, Inc. (a)                          137,900      5,347,762
                                                                  ------------
                                                                    15,860,412
                                                                  ------------
HOUSEHOLD DURABLES (4.2%)
V  Garmin, Ltd. (b)                                      65,000      6,853,600
Harman International Industries, Inc.                    39,700      3,389,189
Lennar Corp. Class A (b)                                 36,600      1,623,942
Stanley Works (The)                                      68,100      3,215,682
                                                                  ------------
                                                                    15,082,413
                                                                  ------------
INSURANCE (2.5%)
LandAmerica Financial Group, Inc.                        25,400      1,640,840
National Financial Partners Corp.                        55,600      2,463,636
W.R. Berkley Corp.                                      136,600      4,662,158
                                                                  ------------
                                                                     8,766,634
                                                                  ------------
INTERNET SOFTWARE & SERVICES (2.0%)
Akamai Technologies, Inc. (a)(b)                        114,500      4,143,755
j2 Global Communications, Inc. (a)(b)                    89,800      2,803,556
                                                                  ------------
                                                                     6,947,311
                                                                  ------------
LIFE SCIENCES TOOLS & SERVICES (3.5%)
Fisher Scientific International, Inc. (a)(b)             63,700      4,653,285
Invitrogen Corp. (a)(b)                                  48,300      3,191,181
Pharmaceutical Product Development, Inc.                134,700      4,730,664
                                                                  ------------
                                                                    12,575,130
                                                                  ------------
MACHINERY (5.9%)
Joy Global, Inc.                                         82,200      4,281,798
Oshkosh Truck Corp.                                      92,200      4,381,344
V  Terex Corp. (a)                                       76,300      7,530,810

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
MACHINERY (CONTINUED)
Toro Co. (The)                                          100,400   $  4,688,680
                                                                  ------------
                                                                    20,882,632
                                                                  ------------
METALS & MINING (6.0%)
V  Allegheny Technologies, Inc. (b)                     118,700      8,218,788
V  Commercial Metals Co.                                252,900      6,499,530
Oregon Steel Mills, Inc. (a)                             97,600      4,944,416
Steel Dynamics, Inc. (b)                                 27,500      1,807,850
                                                                  ------------
                                                                    21,470,584
                                                                  ------------
OIL, GAS & CONSUMABLE FUELS (12.1%)
V  Arch Coal, Inc. (b)                                  203,200      8,609,584
CONSOL Energy, Inc.                                      56,200      2,625,664
Holly Corp.                                             129,900      6,261,180
Massey Energy Co. (b)                                   105,600      3,801,600
Newfield Exploration Co. (a)                            113,600      5,559,584
V  Peabody Energy Corp.                                 154,400      8,607,800
V  Tesoro Corp.                                          98,900      7,354,204
                                                                  ------------
                                                                    42,819,616
                                                                  ------------
PHARMACEUTICALS (1.3%)
Endo Pharmaceuticals Holdings, Inc. (a)                 140,000      4,617,200
                                                                  ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.6%)
Intersil Corp. Class A                                   89,600      2,083,200
                                                                  ------------

SOFTWARE (3.4%)
Amdocs, Ltd. (a)                                        115,200      4,216,320
Autodesk, Inc. (a)                                       97,500      3,359,850
FactSet Research Systems, Inc.                           93,800      4,436,740
                                                                  ------------
                                                                    12,012,910
                                                                  ------------
SPECIALTY RETAIL (4.1%)
American Eagle Outfitters, Inc. (b)                     162,900      5,545,116
Chico's FAS, Inc. (a)                                    35,200        949,696
Michaels Stores, Inc.                                    99,500      4,103,380
Sherwin-Williams Co. (The)                               87,200      4,140,256
                                                                  ------------
                                                                    14,738,448
                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (2.2%)
Coach, Inc. (a)                                         139,100      4,159,090
Phillips-Van Heusen Corp.                                93,700      3,575,592
                                                                  ------------
                                                                     7,734,682
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (1.4%)
IndyMac Bancorp, Inc. (b)                               111,200      5,098,520
                                                                  ------------

TRADING COMPANIES & DISTRIBUTORS (0.9%)
WESCO International, Inc. (a)                            45,000      3,105,000
                                                                  ------------
Total Common Stocks
  (Cost $235,932,988)                                              323,722,246
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (24.3%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (13.8%)
American General Finance Corp.
  5.25%, due 7/18/06                                $15,055,000   $ 15,017,676
Barton Capital LLC
  5.272%, due 7/21/06 (c)                               770,795        770,795
Clipper Receivables Corp.
  5.094%, due 7/5/06 (c)                                770,795        770,795
Compass Securitization Corp.
  5.331%, due 7/24/06 (c)                             1,140,844      1,140,844
Fairway Finance Corp.
  5.268%, due 7/6/06 (c)                              1,156,193      1,156,193
Falcon Asset Securitization Corp.
  5.099%, due 7/6/06 (c)                              1,156,193      1,156,193
Grampian Funding LLC
  5.266%, due 7/13/06 (c)                             1,156,193      1,156,193
Kitty Hawk Funding Corp.
  5.161%, due 7/10/06 (c)                             1,156,193      1,156,193
Liberty Street Funding Corp.
  5.082%, due 7/3/06 (c)                              1,156,193      1,156,193
  5.239%, due 7/24/06 (c)                             1,926,988      1,926,988
Morgan Stanley
  5.27%, due 7/17/06                                  8,000,000      7,981,262
Ranger Funding LLC
  5.265%, due 8/1/06 (c)                              1,130,437      1,130,437
Sheffield Receivables Corp.
  5.252%, due 7/18/06 (c)                             1,156,193      1,156,193
  5.31%, due 7/11/06 (c)                              1,156,193      1,156,193
Silver Tower U.S. Funding
  5.335%, due 7/31/06 (c)                             1,310,352      1,310,352
Societe Generale North America, Inc.
  5.28%, due 7/3/06                                   9,095,000      9,092,332
Yorktown Capital LLC
  5.272%, due 7/20/06 (c)                             1,533,882      1,533,882
                                                                  ------------
Total Commercial Paper
  (Cost $48,768,714)                                                48,768,714
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (2.0%)
BGI Institutional Money Market Fund (c)               6,964,850      6,964,850
                                                                  ------------
Total Investment Company
  (Cost $6,964,850)                                                  6,964,850
                                                                  ------------

 M-268 MainStay VP Mid Cap Growth Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.4%)
Morgan Stanley & Co.
  5.42%, dated 6/30/06
  due 7/3/06
  Proceeds at Maturity $1,465,172
  (Collateralized by various bonds with a
  Principal Amount of $1,722,816 and a Market
  Value of $1,508,040) (c)                          $ 1,464,511   $  1,464,511
                                                                  ------------
Total Repurchase Agreement
  (Cost $1,464,511)                                                  1,464,511
                                                                  ------------
TIME DEPOSITS (8.1%)
Bank of America Corp.
  5.27%, due 7/25/06 (c)(d)                           3,083,181      3,083,181
Calyon
  5.265%, due 8/2/06 (c)                              2,697,783      2,697,783
Credit Suisse First Boston Corp.
  5.305%, due 7/27/06 (c)                             2,697,783      2,697,783
Fortis Bank
  5.26%, due 7/7/06 (c)                               2,697,783      2,697,783
Skandinaviska Enskilda Banken AB
  5.08%, due 7/5/06 (c)                               3,468,578      3,468,578
Societe Generale North America, Inc.
  5.313%, due 7/3/06 (c)                              6,834,691      6,834,691
Toronto Dominion Bank
  5.30%, due 7/26/06 (c)                              3,083,181      3,083,181
UBS AG
  5.10%, due 7/7/06 (c)                               1,541,590      1,541,590

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Wells Fargo Bank N.A.
  5.22%, due 7/6/06 (c)                             $ 2,697,783   $  2,697,783
                                                                  ------------
Total Time Deposits
  (Cost $28,802,353)                                                28,802,353
                                                                  ------------
Total Short-Term Investments
  (Cost $86,000,428)                                                86,000,428
                                                                  ------------
Total Investments
  (Cost $321,933,416) (e)                                 115.6%   409,722,674(f)
Liabilities in Excess of
  Cash and Other Assets                                   (15.6)   (55,303,432)
                                                    -----------   ------------
Net Assets                                                100.0%  $354,419,242
                                                    ===========   ============

(a)  Non-income producing security.
(b) Represents security, or a portion thereof, which is out on loan.
(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at June
     30, 2006.
(e) The cost for federal income tax purposes is $322,370,028.
(f)  At June 30, 2006 net unrealized appreciation was
     $87,352,646, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $91,553,015 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,200,369.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost
  $321,933,416) including $52,390,057 market
  value of securities loaned                    $409,722,674
Cash                                                   5,975
Receivables:
  Fund shares sold                                   139,940
  Dividends and interest                             137,052
Other assets                                          10,466
                                                -------------
    Total assets                                 410,016,107
                                                -------------

LIABILITIES:
Securities lending collateral                     53,909,158
Payables:
  Investment securities purchased                  1,325,604
  Manager                                            206,134
  Fund shares redeemed                                49,313
  Shareholder communication                           48,907
  NYLIFE Distributors                                 32,651
  Custodian                                            7,568
Accrued expenses                                      17,530
                                                -------------
    Total liabilities                             55,596,865
                                                -------------
Net assets                                      $354,419,242
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    128,251
  Service Class                                      116,996
Additional paid-in capital                       250,559,520
Accumulated net investment loss                     (214,071)
Accumulated undistributed net realized gain on
  investments                                     16,039,288
Net unrealized appreciation on investments        87,789,258
                                                -------------
Net assets                                      $354,419,242
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $186,018,290
                                                =============
Shares of capital stock outstanding               12,825,055
                                                =============
Net asset value per share outstanding           $      14.50
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $168,400,952
                                                =============
Shares of capital stock outstanding               11,699,595
                                                =============
Net asset value per share outstanding           $      14.39
                                                =============

 M-270 MainStay VP Mid Cap Growth Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $   885,046
  Interest                                           263,883
  Income from securities loaned--net                 161,831
                                                 ------------
    Total income                                   1,310,760
                                                 ------------
EXPENSES:
  Manager                                          1,242,936
  Distribution and service--Service Class            191,414
  Professional                                        37,864
  Shareholder communication                           29,096
  Custodian                                           12,452
  Directors                                            7,252
  Miscellaneous                                        3,817
                                                 ------------
    Total expenses                                 1,524,831
                                                 ------------
Net investment loss                                 (214,071)
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  10,480,387
Net change in unrealized appreciation on
  investments                                      9,538,573
                                                 ------------
Net realized and unrealized gain on investments   20,018,960
                                                 ------------
Net increase in net assets resulting from
  operations                                     $19,804,889
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2005

                                        2006               2005
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                $   (214,071)  $   (726,609)
 Net realized gain on investments     10,480,387      9,531,506
 Net change in unrealized
  appreciation on investments          9,538,573     29,651,408
                                    ---------------------------
 Net increase in net assets
  resulting from operations           19,804,889     38,456,305
                                    ---------------------------

Distributions to shareholders:
 From net realized gain on investments:
   Initial Class                              --        (73,365)
   Service Class                              --        (59,926)
                                    ---------------------------
 Total distributions to
  shareholders                                --       (133,291)
                                    ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                      28,295,433     38,999,507
   Service Class                      30,681,596     53,887,831
 Net asset value of shares issued
  to shareholders in reinvestment
  of distributions:
   Initial Class                              --         73,365
   Service Class                              --         59,926
                                    ---------------------------
                                      58,977,029     93,020,629
 Cost of shares redeemed:
   Initial Class                     (16,713,733)   (25,288,667)
   Service Class                      (4,479,796)    (6,219,909)
                                    ---------------------------
                                     (21,193,529)   (31,508,576)
   Increase in net assets derived
    from capital share
    transactions                      37,783,500     61,512,053
                                    ---------------------------
   Net increase in net assets         57,588,389     99,835,067

NET ASSETS:
Beginning of period                  296,830,853    196,995,786
                                    ---------------------------
End of period                       $354,419,242   $296,830,853
                                    ===========================
Accumulated net investment loss at
 end of period                      $   (214,071)  $         --
                                    ===========================

 M-272 MainStay VP Mid Cap Growth Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-273

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                INITIAL CLASS
                                            -------------------------------------------------------------------------------------
                                            SIX MONTHS                                                            JULY 2, 2001(A)
                                              ENDED                                                                   THROUGH
                                             JUNE 30,                   YEAR ENDED DECEMBER 31,                    DECEMBER 31,
                                              2006*           2005          2004         2003         2002             2001
Net asset value at beginning of period       $  13.59       $  11.61      $   9.47      $  6.54      $  9.16          $ 10.00
                                            ----------      --------      --------      -------      -------      ---------------
Net investment loss (b)                         (0.00)(c)      (0.03)        (0.03)       (0.04)       (0.05)           (0.02)
Net realized and unrealized gain (loss) on
  investments                                    0.91           2.02          2.17         2.97        (2.57)           (0.82)
                                            ----------      --------      --------      -------      -------      ---------------
Total from investment operations                 0.91           1.99          2.14         2.93        (2.62)           (0.84)
                                            ----------      --------      --------      -------      -------      ---------------
Less distributions:
  From net realized gain on investments            --          (0.01)           --           --           --               --
                                            ----------      --------      --------      -------      -------      ---------------
Net asset value at end of period             $  14.50       $  13.59      $  11.61      $  9.47      $  6.54          $  9.16
                                            ==========      ========      ========      =======      =======      ===============
Total investment return                          6.77%(d)      17.10%(f)     22.61%       44.78%      (28.59%)          (8.43%)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                           (0.02%)+       (0.21%)       (0.32%)      (0.57%)      (0.67%)          (0.41%)+
  Net expenses                                   0.80%+         0.79%         0.88%        0.97%        0.97%            0.97%+
  Expenses (before reimbursement)                0.80%+         0.81%         0.88%        0.97%        1.10%            1.79%+
Portfolio turnover rate                            20%            26%           50%          38%         163%              57%
Net assets at end of period (in 000's)       $186,018       $163,514      $127,345      $83,839      $23,230          $13,967

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of
     0.25%.
(f)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     17.07%(a) nd 16.78%(f) or the Initial Class and Service Class, respectively, for the year ended December 31, 2005.
+    Annualized.
*    Unaudited.

 M-274 MainStay VP Mid Cap Growth Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                         SERVICE CLASS
----------------------------------------------------------------
  SIX MONTHS                                     JUNE 5, 2003(A)
    ENDED                                            THROUGH
   JUNE 30,         YEAR ENDED DECEMBER 31,       DECEMBER 31,
      2006*           2005           2004             2003
     $  13.50       $  11.56       $  9.45           $  7.77
    ----------      ---------      --------      ---------------
        (0.02)         (0.06)        (0.05)            (0.03)
         0.91           2.01          2.16              1.71
    ----------      ---------      --------      ---------------
         0.89           1.95          2.11              1.68
    ----------      ---------      --------      ---------------
           --          (0.01)           --                --
    ----------      ---------      --------      ---------------
     $  14.39       $  13.50       $ 11.56           $  9.45
    ==========      =========      ========      ===============
         6.64%(d)      16.80%(f)     22.30%            21.71% (d)
        (0.27%)+       (0.46%)       (0.57%)           (0.82%)+(e)
         1.05%+         1.04%         1.13%             1.22%+
         1.05%+         1.06%         1.13%             1.22%+
           20%            26%           50%               38%
     $168,401       $133,317       $69,651           $16,783

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP MID CAP VALUE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS SHARES                                               AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX     ONE    FIVE      SINCE
TOTAL RETURNS              MONTHS   YEAR   YEARS   INCEPTION
------------------------------------------------------------
After Portfolio operating
  expenses                  4.83%   9.72%  7.27%     7.27%

(PERFORMANCE GRAPH)

                                                   MAINSTAY VP MID CAP        RUSSELL MIDCAP VALUE         RUSSELL 1000 VALUE
                                                     VALUE PORTFOLIO                 INDEX                       INDEX
                                                   -------------------        --------------------         ------------------
7/2/01                                                    10000                       10000                       10000
                                                           9911                       10192                        9105
                                                           9060                       10127                        9012
                                                          11596                       13248                       10916
                                                          12945                       16135                       12451
6/30/06                                                   14203                       18435                       13957


SERVICE CLASS SHARES(1)                                            AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX     ONE    FIVE      SINCE
TOTAL RETURNS              MONTHS   YEAR   YEARS   INCEPTION
------------------------------------------------------------
After Portfolio operating
  expenses                  4.70%   9.43%  7.00%     7.00%

(PERFORMANCE GRAPH)

                                                   MAINSTAY VP MID CAP        RUSSELL MIDCAP VALUE         RUSSELL 1000 VALUE
                                                   VALUE PORTFOLIO                   INDEX                       INDEX
                                                   -------------------        --------------------         ------------------
7/2/01                                                    10000                       10000                       10000
                                                           9887                       10192                        9105
                                                           9015                       10127                        9012
                                                          11510                       13248                       10916
                                                          12817                       16135                       12451
6/30/06                                                   14026                       18435                       13957

                                                             SIX      ONE    FIVE      SINCE
BENCHMARK PERFORMANCE                                       MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------------------------------------------

Russell Midcap(R) Value Index*                               7.02%   14.25%  13.01%    13.01%
Russell 1000(R) Value Index*                                 6.56    12.10    6.90      6.90

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (7/2/01) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-276   MainStay VP Mid Cap Value Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2006, to June 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2006, through June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/06            6/30/06           PERIOD(1)           6/30/06            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,048.45            $3.81            $1,021.25             $3.76
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,047.20            $5.08            $1,020.00             $5.01
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.75% for Initial Class and 1.00% for Service Class) multiplied by the average account value over the period, divided by 365, and multiplied by 181 (to reflect the one-half year period).



                                                 www.mainstayfunds.com     M-277

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                            91.1%
Short-Term Investments (collateral for securities lending is
  16.3%)                                                                 21.2
Investment Company                                                        2.9
Liabilities in Excess of Cash and Other Assets                          -15.2

See Portfolio of Investments on page M-280 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  PMI Group, Inc. (The)
 2.  Molex, Inc., Class A
 3.  Kroger Co. (The)
 4.  iShares Russell Midcap Value Index Fund
 5.  Genworth Financial, Inc., Class A
 6.  Cadbury Schweppes PLC, Sponsored ADR
 7.  TRW Automotive Holdings Corp.
 8.  Marshall & Ilsley Corp.
 9.  Tribune Co.
10.  Pitney Bowes, Inc.

 M-278   MainStay VP Mid Cap Value Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Richard A. Rosen and Mark T. Spellman of MacKay Shields LLC.

HOW DID MAINSTAY VP MID CAP VALUE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE FIRST HALF OF 2006?

For the six months ended June 30, 2006, MainStay VP Mid Cap Value Portfolio returned 4.83% for Initial Class shares and 4.70% for Service Class shares. Both share classes underperformed the 5.23% return of the average Lipper* Variable Products Equity Income Portfolio over the same period. Both share classes also underperformed the 7.02% return of the Russell Midcap(R) Value Index,* the Portfolio's broad-based securities-market index, for the six months ended June 30, 2006.

WHICH STOCKS MADE POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio's holdings in offshore drilling companies GlobalSantaFe and Transocean benefited from strength in oil prices. Industry fundamentals also improved as limited capacity moved drilling-equipment day rates to all-time highs. Despite our strong conviction about these holdings, we pared back some of our energy equipment & services positions as the companies' shares approached our price targets.

Molex, a diversified electronics company, also helped the Portfolio's performance during the first half of 2006. Molex benefited from solid earnings reports and increased financial guidance for 2006, both of which stemmed from strength in the consumer electronics and mobile phone markets.

Canadian nickel mining company Inco saw considerable activity during the first six months of 2006. After offering to buy a competitor, Inco received an offer for its own shares from another competitor. After that, yet another company offered to buy Inco at a higher price. The end result was a substantial increase in the price of Inco shares. We sold a large portion of our position in the company when the share price exceeded our asset-value projections.

WHICH HOLDINGS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

Owens-Illinois continued to have difficulty controlling higher energy prices, and the company's results were negatively affected. While we believe that the situation can be rectified, we sold a portion of the Portfolio's position above the closing price at the end of June.

During the first half of 2006, paper-related stocks detracted from the Portfolio's performance, particularly among newsprint manufacturers. Demand for newsprint continued to drop faster than the industry could cut excess capacity, and higher energy prices also hurt profitability. As a result, Abitibi-Consolidated and Bowater both recorded substantial losses for the reporting period. We pared back on both positions when a long-awaited turnaround in the industry's fundamentals remained elusive.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

At the end June 2006, the Portfolio was overweighted relative to the Russell Midcap(R) Value Index* in the materials, energy, information technology, industrials, and health care sectors. At the same time, the Portfolio was underweighted in financials, utilities, and consumer discretionary stocks.


The values of debt securities fluctuate depending on various factors, including: interest rates, issuer creditworthiness, prepayment- market conditions, and maturities. Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or the securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                 www.mainstayfunds.com     M-279

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (91.1%)+
AEROSPACE & DEFENSE (1.7%)
Raytheon Co.                                           167,100   $  7,447,647
                                                                 ------------

AUTO COMPONENTS (2.2%)
V  TRW Automotive Holdings Corp. (a)                   365,100      9,959,928
                                                                 ------------
BUILDING PRODUCTS (1.9%)
American Standard Cos., Inc.                           193,700      8,381,399
                                                                 ------------

CHEMICALS (3.8%)
Arch Chemicals, Inc.                                   172,800      6,229,440
Chemtura Corp. (b)                                     698,900      6,527,726
Olin Corp.                                             229,275      4,110,901
                                                                 ------------
                                                                   16,868,067
                                                                 ------------
COMMERCIAL BANKS (7.7%)
Compass Bancshares, Inc.                               156,970      8,727,532
KeyCorp                                                246,800      8,805,824
V  Marshall & Ilsley Corp.                             199,673      9,133,043
North Fork Bancorp., Inc.                              262,600      7,922,642
                                                                 ------------
                                                                   34,589,041
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (2.0%)
V  Pitney Bowes, Inc.                                  217,800      8,995,140
                                                                 ------------

COMMUNICATIONS EQUIPMENT (1.2%)
Lucent Technologies, Inc. (a)                        2,323,800      5,623,596
                                                                 ------------
COMPUTERS & PERIPHERALS (1.5%)
Emulex Corp. (a)                                       402,400      6,547,048
                                                                 ------------

CONTAINERS & PACKAGING (4.0%)
Ball Corp.                                             181,500      6,722,760
Owens-Illinois, Inc. (a)                               397,200      6,657,072
Temple-Inland, Inc.                                    106,800      4,578,516
                                                                 ------------
                                                                   17,958,348
                                                                 ------------
DIVERSIFIED CONSUMER SERVICES (2.0%)
H&R Block, Inc. (b)                                    374,800      8,942,728
                                                                 ------------
ELECTRIC UTILITIES (3.1%)
Entergy Corp.                                           74,200      5,249,650
PPL Corp. (b)                                          261,600      8,449,680
                                                                 ------------
                                                                   13,699,330
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (3.1%)
V  Molex, Inc. Class A                                 488,300     14,028,859
                                                                 ------------


                                                        SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (8.3%)
Diamond Offshore Drilling, Inc. (b)                     69,800   $  5,858,314
ENSCO International, Inc. (b)                          160,300      7,377,006
GlobalSantaFe Corp. (b)                                100,700      5,815,425
Pride International, Inc. (a)                          150,500      4,700,115
Rowan Cos., Inc. (b)                                   193,600      6,890,224
Transocean, Inc. (a)(b)                                 81,200      6,521,984
                                                                 ------------
                                                                   37,163,068
                                                                 ------------
FOOD & STAPLES RETAILING (3.0%)
V  Kroger Co. (The)                                    611,100     13,358,646
                                                                 ------------

FOOD PRODUCTS (4.6%)
V  Cadbury Schweppes PLC, Sponsored ADR (b)(c)         299,300     11,618,826
General Mills, Inc.                                    161,600      8,348,256
J.M. Smucker Co. (The)                                  15,800        706,260
                                                                 ------------
                                                                   20,673,342
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (1.9%)
Apria Healthcare Group, Inc. (a)                        85,800      1,621,620
Universal Health Services, Inc. Class B                134,300      6,749,918
                                                                 ------------
                                                                    8,371,538
                                                                 ------------
INSURANCE (8.0%)
Aspen Insurance Holdings, Ltd.                         259,700      6,048,413
V  Genworth Financial, Inc. Class A                    337,800     11,768,952
Hartford Financial Services Group, Inc. (The)           99,400      8,409,240
PartnerRe, Ltd. (b)                                    109,200      6,994,260
SAFECO Corp.                                            45,600      2,569,560
                                                                 ------------
                                                                   35,790,425
                                                                 ------------
IT SERVICES (0.9%)
Computer Sciences Corp. (a)                             87,200      4,223,968
                                                                 ------------

LEISURE EQUIPMENT & PRODUCTS (0.9%)
Mattel, Inc.                                           250,800      4,140,708
                                                                 ------------

MACHINERY (2.0%)
AGCO Corp. (a)(b)                                      174,700      4,598,104
Timken Co. (The)                                       127,500      4,272,525
                                                                 ------------
                                                                    8,870,629
                                                                 ------------
MEDIA (3.9%)
Gannett Co., Inc.                                      148,300      8,294,419
V  Tribune Co. (b)                                     281,200      9,119,316
                                                                 ------------
                                                                   17,413,735
                                                                 ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 M-280 MainStay VP Mid Cap Value Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
METALS & MINING (0.5%)
Inco, Ltd. (b)                                          33,400   $  2,201,060
                                                                 ------------

MULTI-UTILITIES (3.7%)
DTE Energy Co.                                         104,600      4,261,404
PG&E Corp.                                             142,594      5,601,092
Public Service Enterprise Group, Inc.                  100,600      6,651,672
                                                                 ------------
                                                                   16,514,168
                                                                 ------------
PAPER & FOREST PRODUCTS (2.6%)
Abitibi-Consolidated, Inc. (b)                       1,830,700      5,016,118
Bowater, Inc. (b)                                      302,710      6,886,652
                                                                 ------------
                                                                   11,902,770
                                                                 ------------
PHARMACEUTICALS (3.6%)
Barr Pharmaceuticals, Inc. (a)                          90,100      4,296,869
Forest Laboratories, Inc. (a)                          138,400      5,354,696
KOS Pharmaceuticals, Inc. (a)                          174,600      6,568,452
                                                                 ------------
                                                                   16,220,017
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS (1.6%)
General Growth Properties, Inc.                         50,000      2,253,000
Highwoods Properties, Inc.                             140,900      5,097,762
                                                                 ------------
                                                                    7,350,762
                                                                 ------------
ROAD & RAIL (1.7%)
Burlington Northern Santa Fe Corp.                      29,400      2,329,950
CSX Corp.                                               72,900      5,135,076
                                                                 ------------
                                                                    7,465,026
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.7%)
Advanced Micro Devices, Inc. (a)(b)                    310,500      7,582,410
                                                                 ------------

SOFTWARE (0.2%)
BMC Software, Inc. (a)                                  39,600        946,440
                                                                 ------------

SPECIALTY RETAIL (0.7%)
Gap, Inc. (The) (b)                                    171,000      2,975,400
                                                                 ------------

THRIFTS & MORTGAGE FINANCE (6.4%)
V  PMI Group, Inc. (The) (b)                           445,700     19,869,306
Sovereign Bancorp, Inc. (b)                            442,618      8,989,573
                                                                 ------------
                                                                   28,858,879
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (0.7%)
ALLTEL Corp.                                            50,200      3,204,266
                                                                 ------------
Total Common Stocks
  (Cost $370,556,860)                                             408,268,388
                                                                 ------------

                                                        SHARES          VALUE
INVESTMENT COMPANY (2.9%)
-----------------------------------------------------------------------------
V  iShares Russell Midcap Value
  Index Fund (b)(d)                                     98,000   $ 12,952,660
                                                                 ------------
Total Investment Company
  (Cost $12,180,812)                                               12,952,660
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (21.2%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (7.1%)
Barton Capital LLC
  5.272%, due 7/21/06 (e)                           $1,044,203      1,044,203
Clipper Receivables Corp.
  5.094%, due 7/5/06 (e)                             1,044,203      1,044,203
Compass Securitization Corp.
  5.331%, due 7/24/06 (e)                            1,545,511      1,545,511
Fairway Finance Corp.
  5.268%, due 7/6/06 (e)                             1,566,304      1,566,304
Falcon Asset Securitization Corp.
  5.099%, due 7/6/06 (e)                             1,566,304      1,566,304
Grampian Funding LLC
  5.266%, due 7/13/06 (e)                            1,566,304      1,566,304
Kitty Hawk Funding Corp.
  5.161%, due 7/10/06 (e)                            1,566,304      1,566,304
Liberty Street Funding Corp.
  5.082%, due 7/3/06 (e)                             1,566,304      1,566,304
  5.239%, due 7/24/06 (e)                            2,610,506      2,610,506
Morgan Stanley
  5.27%, due 7/17/06                                 4,500,000      4,489,460
Ranger Funding LLC
  5.265%, due 8/1/06 (e)                             1,531,413      1,531,413
Sheffield Receivables Corp.
  5.252%, due 7/18/06 (e)                            1,566,304      1,566,304
  5.31%, due 7/11/06 (e)                             1,566,304      1,566,304
Silver Tower U.S. Funding
  5.335%, due 7/31/06 (e)                            1,775,144      1,775,144
Societe Generale North America, Inc.
  5.28%, due 7/3/06                                  4,675,000      4,673,629
Yorktown Capital LLC
  5.272%, due 7/20/06 (e)                            2,077,963      2,077,963
                                                                 ------------
Total Commercial Paper
  (Cost $31,756,160)                                               31,756,160
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE

SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
INVESTMENT COMPANIES (5.0%)
BGI Institutional Money Market Fund (e)              9,435,340   $  9,435,340
Merrill Lynch Funds--Premier Institutional Money
  Market Fund                                       12,880,313     12,880,313
                                                                 ------------
Total Investment Companies
  (Cost $22,315,653)                                               22,315,653
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.4%)
Morgan Stanley & Co.
  5.42%, dated 6/30/06
  due 7/3/06
  Proceeds at Maturity $1,984,881
  (Collateralized by various bonds with a
  Principal Amount of $2,333,914 and a Market
  Value
  of $2,042,955) (e)                                $1,983,985      1,983,985
                                                                 ------------
Total Repurchase Agreement
  (Cost $1,983,985)                                                 1,983,985
                                                                 ------------
TIME DEPOSITS (8.7%)
Bank of America Corp.
  5.27%, due 7/25/06 (e)(f)                          4,176,810      4,176,810
Calyon
  5.265%, due 8/2/06 (e)                             3,654,709      3,654,709
Credit Suisse First Boston Corp.
  5.305%, due 7/27/06 (e)                            3,654,709      3,654,709
Fortis Bank
  5.26%, due 7/7/06 (e)                              3,654,709      3,654,709
Skandinaviska Enskilda
  Banken AB
  5.08%, due 7/5/06 (e)                              4,698,911      4,698,911
Societe Generale North America, Inc.
  5.313%, due 7/3/06 (e)                             9,259,012      9,259,012

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Toronto Dominion Bank
  5.30%, due 7/26/06 (e)                            $4,176,810   $  4,176,810
UBS AG
  5.10%, due 7/7/06 (e)                              2,088,405      2,088,405
Wells Fargo Bank N.A.
  5.22%, due 7/6/06 (e)                              3,654,709      3,654,709
                                                                 ------------
Total Time Deposits
  (Cost $39,018,784)                                               39,018,784
                                                                 ------------
Total Short-Term Investments
  (Cost $95,074,582)                                               95,074,582
                                                                 ------------
Total Investments
  (Cost $477,812,254) (g)                                115.2%   516,295,630(h)
Liabilities in Excess of
  Cash and Other Assets                                  (15.2)   (68,241,611)
                                                    ----------   ------------
Net Assets                                               100.0%  $448,054,019
                                                    ==========   ============

(a)  Non-income producing security.
(b) Represents security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(e) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)  Floating rate. Rate shown is the rate in effect at June
     30, 2006.
(g) The cost for federal income tax purposes is $477,797,530.
(h)  At June 30, 2006 net unrealized appreciation was
     $38,498,100, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $57,916,882 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $19,418,782.

 M-282 MainStay VP Mid Cap Value Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost
  $477,812,254) including $69,995,060 market
  value of securities loaned                    $516,295,630
Cash                                                   3,490
Receivables:
  Investment securities sold                       4,585,035
  Dividends and interest                             604,485
  Fund shares sold                                   152,227
Other assets                                          14,716
                                                -------------
    Total assets                                 521,655,583
                                                -------------

LIABILITIES:
Securities lending collateral                     73,031,180
Payables:
  Manager                                            253,990
  Fund shares redeemed                               190,406
  Shareholder communication                           66,326
  NYLIFE Distributors                                 34,281
  Custodian                                            4,344
Accrued expenses                                      21,037
                                                -------------
    Total liabilities                             73,601,564
                                                -------------
Net assets                                      $448,054,019
                                                =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    214,472
  Service Class                                      132,777
Additional paid-in capital                       372,474,910
Accumulated undistributed net investment
  income                                           2,673,401
Accumulated undistributed net realized gain on
  investments and written option transactions     34,075,083
Net unrealized appreciation on investments        38,483,376
                                                -------------
Net assets                                      $448,054,019
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $277,157,593
                                                =============
Shares of capital stock outstanding               21,447,163
                                                =============
Net asset value per share outstanding           $      12.92
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $170,896,426
                                                =============
Shares of capital stock outstanding               13,277,656
                                                =============
Net asset value per share outstanding           $      12.87
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 3,584,351
  Interest                                           594,728
  Income from securities loaned--net                 100,079
                                                 ------------
    Total income                                   4,279,158
                                                 ------------
EXPENSES:
  Manager                                          1,556,814
  Distribution and service--Service Class            202,826
  Professional                                        45,079
  Shareholder communication                           43,463
  Directors                                           10,561
  Custodian                                            7,828
  Miscellaneous                                        6,015
                                                 ------------
    Total expenses                                 1,872,586
                                                 ------------
Net investment income                              2,406,572
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
WRITTEN OPTIONS:
Net realized gain on:
  Security transactions                           28,074,598
  Written option transactions                        256,723
                                                 ------------
Net realized gain on investments and written
  option transactions                             28,331,321
                                                 ------------
Net change in unrealized appreciation on
  investments                                    (10,138,172)
                                                 ------------
Net realized and unrealized gain on investments
  and written option transactions                 18,193,149
                                                 ------------
Net increase in net assets resulting from
  operations                                     $20,599,721
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $25,662.

 M-284 MainStay VP Mid Cap Value Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2005

                                             2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  2,406,572   $  3,224,458
 Net realized gain on investments
  and written option transactions      28,331,321     20,543,783
 Net increase from payment by
  affiliate for loss on the
  disposal of investment in
  violation of restrictions                    --         16,177
 Net change in unrealized
  appreciation on investments         (10,138,172)    (1,942,656)
                                     ---------------------------
 Net increase in net assets
  resulting from operations            20,599,721     21,841,762
                                     ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                               --     (2,112,408)
   Service Class                               --       (846,941)
 From net realized gain on investments:
   Initial Class                               --    (12,655,130)
   Service Class                               --     (6,829,981)
                                     ---------------------------
 Total dividends and distributions
  to shareholders                              --    (22,444,460)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        6,303,288     45,781,191
   Service Class                       18,816,996     69,756,113
 Net asset value of shares issued
  to shareholders in reinvestment
  of
  dividends and distributions:
   Initial Class                               --     14,767,538
   Service Class                               --      7,676,922
                                     ---------------------------
                                       25,120,284    137,981,764
 Cost of shares redeemed:
   Initial Class                      (21,900,493)   (36,773,363)
   Service Class                       (5,490,414)    (5,823,264)
                                     ---------------------------
                                      (27,390,907)   (42,596,627)
   Increase (decrease) in net
    assets derived from capital
    share transactions                 (2,270,623)    95,385,137
                                     ---------------------------
   Net increase in net assets          18,329,098     94,782,439

                                             2006           2005

NET ASSETS:
Beginning of period                  $429,724,921   $334,942,482
                                     ---------------------------
End of period                        $448,054,019   $429,724,921
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $  2,673,401   $    266,829
                                     ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                       INITIAL CLASS
                                -------------------------------------------------------------------------------------------
                                                                                                                 JULY 2,
                                SIX MONTHS                                                                       2001(A)
                                  ENDED                                                                          THROUGH
                                 JUNE 30,                         YEAR ENDED DECEMBER 31,                      DECEMBER 31,
                                  2006*              2005               2004          2003         2002            2001
Net asset value at beginning
  of period                      $  12.33          $  12.31           $  10.65      $   8.33      $  9.85        $ 10.00
                                ----------         --------           --------      --------      -------      ------------
Net investment income (loss)         0.07(b)           0.11(b)            0.10          0.11(b)      0.09           0.05
Net realized and unrealized
  gain (loss) on investments         0.52              0.60               1.77          2.30        (1.52)         (0.15)
                                ----------         --------           --------      --------      -------      ------------
Total from investment
  operations                         0.59              0.71               1.87          2.41        (1.43)         (0.10)
                                ----------         --------           --------      --------      -------      ------------
Less dividends and
  distributions:
  From net investment income           --             (0.10)             (0.10)        (0.09)       (0.09)         (0.05)
  From net realized gain on
    investments                        --             (0.59)             (0.11)           --           --             --
                                ----------         --------           --------      --------      -------      ------------
Total dividends and
  distributions                        --             (0.69)             (0.21)        (0.09)       (0.09)         (0.05)
                                ----------         --------           --------      --------      -------      ------------
Net asset value at end of
  period                         $  12.92          $  12.33           $  12.31      $  10.65      $  8.33        $  9.85
                                ==========         ========           ========      ========      =======      ============
Total investment return              4.83%(c)          5.70%(d)(e)       17.54%        28.97%      (14.57%)        (1.03%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income              1.17%+            0.89%              1.08%         1.21%        1.39%          1.60%+
  Net expenses                       0.75%+            0.72%              0.81%         0.84%        0.89%          0.89%+
  Expenses (before
    reimbursement)                   0.75%+            0.75%              0.81%         0.84%        0.92%          1.29%+
Portfolio turnover rate                25%               37%                29%           34%          46%            21%
Net assets at end of period
  (in 000's)                     $277,158          $279,251           $255,129      $141,877      $84,392        $29,821

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     5.67% and 5.40% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(e)  The effect of losses resulting from compliance violations and the subadviser reimbursement of such losses were less than 0.01%.
(f)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.
*    Unaudited.

 M-286 MainStay VP Mid Cap Value Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                               SERVICE CLASS
    -------------------------------------------------------------------
                                                             JUNE 5,
    SIX MONTHS                                               2003(A)
      ENDED                                                  THROUGH
     JUNE 30,            YEAR ENDED DECEMBER 31,           DECEMBER 31,
      2006*               2005              2004               2003
     $  12.29           $  12.29          $  10.64           $  9.18
    ----------          --------          --------         ------------
         0.06(b)            0.08(b)           0.08              0.05(b)
         0.52               0.58              1.76              1.50
    ----------          --------          --------         ------------
         0.58               0.66              1.84              1.55
    ----------          --------          --------         ------------
           --              (0.07)            (0.08)            (0.09)
           --              (0.59)            (0.11)               --
    ----------          --------          --------         ------------
           --              (0.66)            (0.19)            (0.09)
    ----------          --------          --------         ------------
     $  12.87           $  12.29          $  12.29           $ 10.64
    ==========          ========          ========         ============
         4.70%(c)           5.43%(d)(e)      17.25%            16.89%(c)
         0.92%+             0.64%             0.83%             0.96%+(f)
         1.00%+             0.97%             1.06%             1.09%+
         1.00%+             1.00%             1.06%             1.09%+
           25%                37%               29%               34%
     $170,896           $150,474          $ 79,813           $17,384

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP MODERATE ALLOCATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS
--------------------------------------------------------------------------------

                                                                 SINCE
AVERAGE ANNUAL                                                 INCEPTION
TOTAL RETURNS                                                  (2/13/06)
------------------------------------------------------------------------
After Portfolio operating expenses                               0.40%

SERVICE CLASS
--------------------------------------------------------------------------------

                                                                 SINCE
AVERAGE ANNUAL                                                 INCEPTION
TOTAL RETURNS                                                  (2/13/06)
------------------------------------------------------------------------
After Portfolio operating expenses                               0.30%

                                                                 SINCE
BENCHMARK PERFORMANCE                                          INCEPTION
Moderate Allocation Benchmark*                                   0.91%
S&P 500(R) Index*                                                0.99%
MSCI EAFE(R) Index*                                              5.96%
Lehman Brothers(R) Aggregate Bond Index*                        -0.50%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-288   MainStay VP Moderate Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MODERATE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the period from February 13, 2006, to June 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the since inception period and held for the entire period from February 13, 2006, to June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                             ENDING ACCOUNT
                                                       ENDING ACCOUNT                         VALUE (BASED
                                                        VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING          ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT          RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE            EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                           2/13/06(1)          6/30/06           PERIOD(2)           6/30/06            PERIOD(2)

INITIAL CLASS                         $1,000.00          $1,003.65            $0.95            $1,023.75             $0.96
----------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00          $1,002.40            $1.89            $1,022.50             $1.91
----------------------------------------------------------------------------------------------------------------------------

1. Commencement of operations.
2. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.25% for Initial Class, 0.50% for Service Class) multiplied by the average account value over the period, divided by 365, and multiplied by 138 (to reflect the period since inception).



                                                   www.mainstayfunds.com   M-289

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                       (PORTFOLIO COMPOSITION PIE CHART)

99.1%           Affiliated Investment Companies
 0.9            Cash and Other Assets, Less Liabilities

See Portfolio of Investments on page M-293 for specific holdings within these categories.

 M-290 MainStay VP Moderate Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Tony Elavia and Devon McCormick, CFA, New York Life Investment Management LLC.

HOW DID MAINSTAY VP MODERATE ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FROM FEBRUARY 13 THROUGH JUNE 30, 2006?

From February 13 through June 30, 2006, MainStay VP Moderate Allocation Portfolio returned 0.40% for Initial Class shares and 0.30% for Service Class shares. Both share classes underperformed the 0.47% return of the average Lipper* Variable Products Mixed-Asset Target Allocation Moderate Portfolio. Both share classes underperformed the 0.91% return of the Portfolio's Moderate Allocation Benchmark,* the Portfolio's broad-based securities-market index, from February 13 through June 30, 2006.(1)

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE FROM FEBRUARY 13 THROUGH JUNE 30, 2006?

The Portfolio's performance trailed that of its benchmark primarily because of our recent preference for faster-growth companies in the equity component of the Portfolio. Since growth stocks tend to be more sensitive to inflation expectations than value stocks, the growth-equity component struggled as the prices of commodities rose, the value of the dollar declined, and the direction of interest rates remained uncertain.

HOW DID YOU POSITION THE PORTFOLIO FROM FEBRUARY 13 THROUGH JUNE 30, 2006?

All of the Portfolio's Underlying Portfolios were purchased during the reporting period. During that time frame, we moved toward larger companies with more of a growth bias. While our intent was to move away from potentially overvalued small-cap stocks and value-oriented companies, the strategy had mixed results. Large-cap names excelled as the reporting period progressed. Growth stocks, however, continued to lag value equities.

DURING THE REPORTING PERIOD, WHICH UNDERLYING PORTFOLIOS HAD THE HIGHEST TOTAL RETURNS AND WHICH ONES HAD THE LOWEST TOTAL RETURNS?

In terms of total return, MainStay VP International Equity Portfolio was by far the best-performing Underlying Portfolio from February 13 through June 30, 2006. MainStay VP Mid Cap Growth Portfolio and MainStay VP Value Portfolio trailed a few percentage points behind. MainStay VP Large Cap Growth Portfolio and MainStay VP Capital Appreciation Portfolio (also large-cap-growth-oriented) were among the worst-performing Underlying Portfolios during the reporting period. Underlying Portfolios that held investment-grade bonds also provided negative returns. In all cases, performance was much stronger during the first six weeks of Portfolio operations than during the second quarter. The performance shift was especially evident among Underlying Portfolios that invested in small-cap stocks.


1. Performance for Initial Class and Service Class shares and the Portfolio's benchmark, the Moderate Allocation Benchmark,* are calculated from inception (2/13/06) through 6/30/06. Performance for the average Lipper* Variable Products Mixed-Asset Target Allocation Moderate Portfolio is calculated from February 8, 2006, to June 30, 2006.

The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying MainStay VP Portfolios as well as the performance of these Underlying Portfolios. The Underlying Portfolios' performance may be lower than the performance of the asset class or classes the Underlying Portfolios were selected to represent. The Portfolio is indirectly subject to the investment risks of each Underlying Portfolio held. Principal risks of the Underlying Portfolios are described below.

MainStay VP Moderate Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios. The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will indirectly bear fees and expenses charged by the Underlying Portfolios in which the Portfolio invests in addition to the Portfolio's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount, and character of distributions to the client and may increase taxes payable by the client.

The Portfolio may invest more than 25% of its assets in one Underlying Portfolio, which may significantly affect the net asset value of the Portfolio.

- Stocks and bonds can decline because of adverse issuer, market, regulatory, or economic developments.
- High-yield securities carry higher risks, and some of the Underlying Portfolios' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                   www.mainstayfunds.com   M-291

DURING THE REPORTING PERIOD, WHICH UNDERLYING PORTFOLIOS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH ONES DETRACTED THE MOST?

A position in the MainStay VP International Equity Portfolio was the most significant positive contributor to performance during the reporting period by a decisive margin, although a position in MainStay VP Common Stock Portfolio also added to returns. On the downside, positions in MainStay VP Bond Portfolio, MainStay VP Large Cap Growth Portfolio, and MainStay VP Capital Appreciation Portfolio all had a slight negative impact on performance for the reporting period.

HOW DID THE PORTFOLIO'S FIXED-INCOME INVESTMENTS PERFORM FROM FEBRUARY 13 THROUGH JUNE 30, 2006?

During the reporting period, interest rates rose at both the short end and the long end of the yield curve and spreads continued to tighten in the credit markets. This environment favored lower-quality credits and shorter-term or variable-rate instruments. As a result, MainStay VP High Yield Corporate Bond Portfolio and MainStay VP Floating Rate Portfolio showed strong relative performance. High-quality, longer-term instruments, such as those in MainStay VP Indexed Bond Portfolio, did not do as well.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume, and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have product lines that are more limited than those of larger-capitalization companies.
- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.
- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.
- When interest rates rise, the prices of fixed-income securities in the Underlying Portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Underlying Portfolios will generally rise.
- Underlying Floating-Rate Portfolios are generally considered to have speculative characteristics. These Underlying Portfolios may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity.
- AN INVESTMENT IN THE UNDERLYING CASH MANAGEMENT PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING CASH MANAGEMENT PORTFOLIO SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. THIS COULD OCCUR BECAUSE OF HIGHLY UNUSUAL MARKET CONDITIONS OR A SUDDEN COLLAPSE IN THE CREDITWORTHINESS OF A COMPANY ONCE BELIEVED TO BE AN ISSUER OF HIGH-QUALITY, SHORT-TERM SECURITIES.

Before making an investment in the Portfolio, you should consider all the risks associated with it.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-292 MainStay VP Moderate Allocation Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED


                                                       SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES (99.1%)+
---------------------------------------------------------------------------
EQUITY FUNDS (59.6%)
MainStay VP Basic
  Value Portfolio                                     190,587   $ 2,324,541
MainStay VP Capital Appreciation Portfolio             49,948     1,155,502
MainStay VP Common Stock Portfolio                    594,906    13,248,818
MainStay VP Income & Growth Portfolio                  67,440       821,851
MainStay VP International Equity Portfolio            376,087     5,999,864
MainStay VP Large Cap Growth Portfolio (a)            703,203     8,130,349
MainStay VP Mid Cap
  Core Portfolio                                       52,231       754,042
MainStay VP S&P 500
  Index Portfolio                                     112,414     2,911,823
MainStay VP Small Cap Growth Portfolio                  1,681        19,889
Mainstay VP Value Portfolio                            13,238       243,177
                                                                -----------
                                                                 35,609,856
                                                                -----------
FIXED INCOME FUNDS (39.5%)
MainStay VP Bond Portfolio                          1,358,091    17,744,201
MainStay VP Floating
  Rate Portfolio                                      298,020     2,935,197
MainStay VP High Yield Corporate Bond Portfolio       295,575     2,928,123
                                                                -----------
                                                                 23,607,521
                                                                -----------
Total Affiliated Investment Companies
  (Cost $59,211,831) (b)                                 99.1%   59,217,377(c)
Cash and Other Assets,
  Less Liabilities                                        0.9       559,847
                                                    ---------   -----------
Net Assets                                              100.0%  $59,777,224
                                                    =========   ===========

+    Percentages indicated are based on Portfolio net assets.
(a)  The Portfolio's ownership exceeds 5% of the outstanding shares of the underlying Portfolio.
(b)  The cost stated also represents the aggregate cost for federal income tax purposes.
(c)  At June 30, 2006 net unrealized appreciation was $5,546 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $76,973 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of
     $71,427.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $59,211,831)         $59,217,377
Cash                                                 524,360
Receivables:
  Fund shares sold                                   606,184
  Interest                                             1,900
Unamortized offering costs                            13,961
Other assets                                              65
                                                 ------------
    Total assets                                  60,363,847
                                                 ------------

LIABILITIES:
Payables:
  Investment securities purchased                    524,360
  Offering costs                                      18,529
  Professional                                        14,970
  NYLIFE Distributors                                 14,006
  Manager                                              7,228
  Shareholder communication                            3,879
  Custodian                                            1,532
  Directors                                              425
Accrued expenses                                       1,694
                                                 ------------
    Total liabilities                                586,623
                                                 ------------
Net assets                                       $59,777,224
                                                 ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                  $     2,182
  Service Class                                       57,416
Additional paid-in capital                        60,536,278
Net investment loss                                   (7,980)
Net realized loss on investments                    (816,218)
Net unrealized appreciation on investments             5,546
                                                 ------------
Net assets                                       $59,777,224
                                                 ============
INITIAL CLASS
Net assets applicable to outstanding shares      $ 2,190,558
                                                 ============
Shares of capital stock outstanding                  218,205
                                                 ============
Net asset value per share outstanding            $     10.04
                                                 ============
SERVICE CLASS
Net assets applicable to outstanding shares      $57,586,666
                                                 ============
Shares of capital stock outstanding                5,741,563
                                                 ============
Net asset value per share outstanding            $     10.03
                                                 ============

 M-294 MainStay VP Moderate Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS

FOR THE PERIOD FEBRUARY 13, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                           $  36,464
  Interest                                            16,569
                                                   ---------
    Total income                                      53,033
                                                   ---------
EXPENSES:
  Distribution and service--Service Class             30,085
  Professional                                        14,970
  Offering                                             8,337
  Shareholder communication                            3,879
  Custodian                                            3,825
  Directors                                            1,000
  Miscellaneous                                        1,934
                                                   ---------
    Total expenses before reimbursement               64,030
  Expense reimbursement from Manager                  (3,017)
                                                   ---------
    Net expenses                                      61,013
                                                   ---------
Net investment loss                                   (7,980)
                                                   ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on affiliated investment
  company transactions                              (816,218)
Net unrealized appreciation on investments             5,546
                                                   ---------
Net realized and unrealized loss on investments     (810,672)
                                                   ---------
Net decrease in net assets resulting from
  operations                                       $(818,652)
                                                   =========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD FEBRUARY 13, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JUNE 30, 2006 UNAUDITED

                                                         2006
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                             $     (7,980)
 Net realized loss on investments                    (816,218)
 Net unrealized appreciation on investments             5,546
                                                 ------------
 Net decrease in net assets resulting from
  operations                                         (818,652)
                                                 ------------

Capital share transactions:

Net proceeds from sale of shares:
   Initial Class                                    2,242,985
   Service Class                                   83,213,415
                                                 ------------
                                                   85,456,400

Cost of shares redeemed:
   Initial Class                                      (49,645)
   Service Class                                  (24,810,879)
                                                 ------------
                                                  (24,860,524)
   Increase in net assets derived from capital
    share transactions                             60,595,876
                                                 ------------
   Net increase in net assets                      59,777,224

NET ASSETS:
Beginning of period                                        --
                                                 ------------
End of period                                    $ 59,777,224
                                                 ============
Net investment loss at end of period             $     (7,980)
                                                 ============

 M-296 MainStay VP Moderate Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-297

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                            INITIAL CLASS          SERVICE CLASS
                                            -------------          -------------
                                            FEBRUARY 13,           FEBRUARY 13,
                                               2006(A)                2006(A)
                                               THROUGH                THROUGH
                                              JUNE 30,               JUNE 30,
                                                2006*                  2006*
Net asset value at beginning of period         $10.00                 $ 10.00
                                            -------------          -------------
Net investment income (loss)                     0.00 (b)               (0.00)(b)
Net realized and unrealized gain on
  investments                                    0.04 (c)                0.03 (c)
                                            -------------          -------------
Total from investment operations                 0.04                    0.03
                                            -------------          -------------
Net asset value at end of period               $10.04                 $ 10.03
                                            =============          =============
Total investment return                          0.40%(d)                0.30%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                   0.18%+                 (0.07%)+
  Net expenses                                   0.25%+                  0.50%+
  Expenses (before reimbursement)                0.27%+                  0.52%+
Portfolio turnover rate                            76%                     76%
Net assets at end of period (in 000's)         $2,191                 $57,587

(a)  Commencement of operations.
(b)  Less than one cent per share.
(c)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain on investments due to the timing of purchases and redemptions of
     Portfolio shares in relation to fluctuating market values of the investments of the
     Portfolio during the period.
(d)  Total return is not annualized.
+    Annualized.
*    Unaudited.

 M-298 MainStay VP Moderate Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS
--------------------------------------------------------------------------------

                                                                 SINCE
AVERAGE ANNUAL                                                 INCEPTION
TOTAL RETURNS                                                  (2/13/06)
------------------------------------------------------------------------
After Portfolio operating expenses                               1.10%

SERVICE CLASS
--------------------------------------------------------------------------------

                                                                 SINCE
AVERAGE ANNUAL                                                 INCEPTION
TOTAL RETURNS                                                  (2/13/06)
------------------------------------------------------------------------
After Portfolio operating expenses                               1.01%

                                                                 SINCE
BENCHMARK PERFORMANCE                                          INCEPTION
Moderate Growth Allocation Benchmark*                            1.45%
S&P 500(R) Index*                                                0.99%
MSCI EAFE(R) Index*                                              5.96%
Lehman Brothers(R) Aggregate Bond Index*                        -0.50%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-299

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the period from February 13, 2006, to June 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the since inception period and held for the entire period from February 13, 2006, through June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                             ENDING ACCOUNT
                                                       ENDING ACCOUNT                         VALUE (BASED
                                                        VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING          ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT          RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE            EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                           2/13/06(1)          6/30/06           PERIOD(2)           6/30/06            PERIOD(2)

INITIAL CLASS                         $1,000.00          $1,010.75            $0.95            $1,023.75             $0.96
----------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00          $1,009.60            $1.90            $1,022.50             $1.91
----------------------------------------------------------------------------------------------------------------------------

1. Commencement of operations.
2. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.25% for Initial Class and 0.50% for Service Class) multiplied by the average account value over the period, divided by 365, and multiplied by 138 (to reflect the period since inception).



 M-300 MainStay VP Moderate Growth Allocation Portfolio

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                       (PORTFOLIO COMPOSITION PIE CHART)

98.6%           Affiliated Investment Companies
 1.4            Cash and Other Assets, Less Liabilities

See Portfolio of Investments on page M-304 for specific holdings within these categories.

                                                   www.mainstayfunds.com   M-301

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Tony Elavia and Devon McCormick, CFA, New York Life Investment Management LLC.

HOW DID MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FROM FEBRUARY 13 THROUGH JUNE 30, 2006?

From February 13 through June 30, 2006, MainStay VP Moderate Growth Allocation Portfolio returned 1.10% for Initial Class shares and 1.01% for Service Class shares. Both share classes outperformed the 0.70% return of the average Lipper* Variable Products Mixed-Asset Target Allocation Growth Portfolio. Both share classes underperformed the 1.45% return of the Portfolio's Moderate Growth Allocation Benchmark,* the Portfolio's broad-based securities-market index, from February 13 through June 30, 2006.(1)

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE FROM FEBRUARY 13 THROUGH JUNE 30, 2006?

The Portfolio's performance trailed that of its benchmark primarily because of our recent preference for faster-growth companies in the equity component of the Portfolio. Since growth stocks tend to be more sensitive to inflation expectations than value stocks, the growth-equity component struggled as the prices of commodities rose, the value of the dollar declined, and the direction of interest rates remained uncertain.

HOW DID YOU POSITION THE PORTFOLIO FROM FEBRUARY 13 THROUGH JUNE 30, 2006?

All of the Portfolio's Underlying Portfolios were purchased during the reporting period. During that time frame, we moved toward larger companies with more of a growth bias. While our intent was to move away from potentially overvalued small-cap stocks and value-oriented companies, the strategy had mixed results. Large-cap names excelled as the reporting period progressed. Growth stocks, however, continued to lag value equities.

DURING THE REPORTING PERIOD, WHICH UNDERLYING PORTFOLIOS HAD THE HIGHEST TOTAL RETURNS AND WHICH ONES HAD THE LOWEST TOTAL RETURNS?

In terms of total return, MainStay VP International Equity Portfolio was by far the best-performing Underlying Portfolio from February 13 through June 30, 2006. MainStay VP Mid Cap Growth Portfolio and MainStay VP Value Portfolio trailed a few percentage points behind. MainStay VP Large Cap Growth Portfolio and MainStay VP Capital Appreciation Portfolio (also large-cap-growth-oriented) were among the worst-performing Underlying Portfolios during the reporting period. Underlying Portfolios that held investment-grade bonds also provided negative returns. In all cases, performance was much stronger during the first six weeks of Portfolio operations than during the second quarter. The performance shift was especially evident among Underlying Portfolios that invested in small-cap stocks.


1. Performance for Initial Class and Service Class shares and the Portfolio's benchmark, the Moderate Growth Allocation Benchmark,* are calculated from inception (2/13/06) through 6/30/06. Performance for the average Lipper Variable Products Mixed- Asset Target Allocation Growth Portfolio is calculated from February 8, 2006, to June 30, 2006.

The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying MainStay VP Portfolios as well as the performance of these Underlying Portfolios. The Underlying Portfolios' performance may be lower than the performance of the asset class or classes the Underlying Portfolios were selected to represent. The Portfolio is indirectly subject to the investment risks of each Underlying Portfolio held. Principal risks of the Underlying Portfolios are described below.

MainStay VP Moderate Growth Allocation Portfolio is a "fund-of-funds" that invests in other MainStay VP Portfolios. The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will indirectly bear fees and expenses charged by the Underlying Portfolios in which the Portfolio invests in addition to the Portfolio's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount, and character of distributions to the client and may increase taxes payable by the client.

The Portfolio may invest more than 25% of its assets in one Underlying Portfolio, which may significantly affect the net asset value of the Portfolio.

- Stocks and bonds can decline because of adverse issuer, market, regulatory, or economic developments.
- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-302 MainStay VP Moderate Growth Allocation Portfolio

DURING THE REPORTING PERIOD, WHICH UNDERLYING PORTFOLIOS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH ONES DETRACTED THE MOST?

A position in MainStay VP International Equity Portfolio was the most significant positive contributor to performance during the reporting period by a decisive margin, although holdings in MainStay VP Common Stock Portfolio and MainStay VP High Yield Corporate Bond Portfolio also added to returns. On the downside, positions in MainStay VP Developing Growth Portfolio and MainStay VP Capital Appreciation Portfolio both had a slight negative impact on performance for the reporting period.

HOW DID THE PORTFOLIO'S FIXED-INCOME INVEST-MENTS PERFORM FROM FEBRUARY 13 THROUGH JUNE 30, 2006?

During the reporting period, interest rates rose at both the short end and the long end of the yield curve and spreads continued to tighten in the credit markets. This environment favored lower-quality credits and shorter-term or variable-rate instruments. As a result, MainStay VP High Yield Corporate Bond Portfolio and MainStay VP Floating Rate Portfolio showed strong relative performance. High-quality, longer-term instruments, such as those in MainStay VP Indexed Bond Portfolio, did not do as well.


- High-yield securities carry higher risks, and some of the Underlying Portfolios' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.
- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume, and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have product lines that are more limited than those of larger-capitalization stocks.
- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.
- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.
- When interest rates rise, the prices of fixed-income securities in the Underlying Portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Underlying Portfolios will generally rise.
- Underlying Floating-Rate Portfolios are generally considered to have speculative characteristics. These Underlying Portfolios may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity.
- AN INVESTMENT IN THE UNDERLYING CASH MANAGEMENT PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING CASH MANAGEMENT PORTFOLIO SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. THIS COULD OCCUR BECAUSE OF HIGHLY UNUSUAL MARKET CONDITIONS OR A SUDDEN COLLAPSE IN THE CREDITWORTHINESS OF A COMPANY ONCE BELIEVED TO BE AN ISSUER OF HIGH-QUALITY, SHORT-TERM SECURITIES.

Before making an investment in the Portfolio, you should consider all the risks associated with it.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   www.mainstayfunds.com   M-303

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED


                                                           SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES (98.6%)+
-------------------------------------------------------------------------------
EQUITY FUNDS (78.9%)
MainStay VP Basic
  Value Portfolio                                         290,038   $ 3,537,525
MainStay VP Capital
  Appreciation Portfolio                                   76,638     1,772,963
MainStay VP Common
  Stock Portfolio                                         794,572    17,695,456
MainStay VP Developing
  Growth Portfolio (a)                                    149,814     1,656,817
MainStay VP Income &
  Growth Portfolio                                        145,061     1,767,762
MainStay VP International
  Equity Portfolio                                        648,453    10,345,023
MainStay VP Large Cap
  Growth Portfolio (b)                                    798,368     9,230,644
MainStay VP Mid Cap
  Core Portfolio                                          381,230     5,503,742
MainStay VP S&P 500
  Index Portfolio                                         121,079     3,136,258
MainStay VP Small Cap
  Growth Portfolio                                          1,555        18,400
                                                                    -----------
                                                                     54,664,590
                                                                    -----------
FIXED INCOME FUNDS (19.7%)
MainStay VP Bond Portfolio                                523,063     6,834,103
MainStay VP Floating
  Rate Portfolio                                          347,280     3,420,359
MainStay VP High Yield Corporate Bond Portfolio           344,925     3,417,005
                                                                    -----------
                                                                     13,671,467
                                                                    -----------
Total Affiliated Investment Companies
  (Cost $68,371,453) (c)                                     98.6%   68,336,057(d)
Cash and Other Assets, Less Liabilities                       1.4       939,099
                                                    -------------   -----------
Net Assets                                                  100.0%  $69,275,156
                                                    =============   ===========

+    Percentages indicated are based on Portfolio net assets.
(a)  Non-income producing.
(b)  The Portfolio's ownership exceeds 5% of the outstanding shares of the underlying Portfolio.
(c)  The cost stated also represents the aggregate cost for federal income tax purposes.
(d)  At June 30, 2006 net unrealized depreciation was $35,396 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $333,117 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of
     $368,513.

 M-304 MainStay VP Moderate Growth Allocation Portfolio         The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $68,371,453)         $68,336,057
Cash                                                 777,149
Receivables:
  Fund shares sold                                   981,533
  Interest                                             1,558
Unamortized offering costs                            13,961
Other assets                                              82
                                                 ------------
    Total assets                                  70,110,340
                                                 ------------

LIABILITIES:
Payables:
  Investment securities purchased                    777,149
  Offering costs                                      18,529
  Professional                                        15,018
  NYLIFE Distributors                                 11,705
  Manager                                              5,136
  Shareholder communication                            4,034
  Custodian                                            1,516
  Directors                                              403
  Accrued expenses                                     1,694
                                                 ------------
    Total liabilities                                835,184
                                                 ------------
Net assets                                       $69,275,156
                                                 ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                  $     3,465
  Service Class                                       65,114
Additional paid-in capital                        69,906,891
Net investment loss                                  (15,943)
Net realized loss on investments                    (648,975)
Net unrealized depreciation on investments           (35,396)
                                                 ------------
Net assets                                       $69,275,156
                                                 ============
INITIAL CLASS
Net assets applicable to outstanding shares      $ 3,502,662
                                                 ============
Shares of capital stock outstanding                  346,471
                                                 ============
Net asset value per share outstanding            $     10.11
                                                 ============
SERVICE CLASS
Net assets applicable to outstanding shares      $65,772,494
                                                 ============
Shares of capital stock outstanding                6,511,426
                                                 ============
Net asset value per share outstanding            $     10.10
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS

FOR THE PERIOD FEBRUARY 13, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                           $  38,095
  Interest                                             7,845
                                                   ---------
    Total income                                      45,940
                                                   ---------
EXPENSES:
  Distribution and service--Service Class             30,063
  Professional                                        15,018
  Offering                                             8,337
  Shareholder communication                            4,034
  Custodian                                            3,797
  Directors                                            1,025
  Miscellaneous                                        1,929
                                                   ---------
    Total expenses before reimbursement               64,203
  Expense reimbursement from Manager                  (2,320)
                                                   ---------
    Net expenses                                      61,883
                                                   ---------
Net investment loss                                  (15,943)
                                                   ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on affiliated investment
  company transactions                              (648,975)
Net unrealized depreciation on investments           (35,396)
                                                   ---------
Net realized and unrealized loss on investments     (684,371)
                                                   ---------
Net decrease in net assets resulting from
  operations                                       $(700,314)
                                                   =========

 M-306 MainStay VP Moderate Growth Allocation Portfolio         The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD FEBRUARY 13, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JUNE 30, 2006 UNAUDITED

                                                        2006
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                             $   (15,943)
 Net realized loss on investments                   (648,975)
 Net unrealized depreciation on investments          (35,396)
                                                 -----------
 Net decrease in net assets resulting from
  operations                                        (700,314)
                                                 -----------

Capital share transactions:

Net proceeds from sale of shares:
   Initial Class                                   3,559,492
   Service Class                                  68,817,021
                                                 -----------
                                                  72,376,513

Cost of shares redeemed:
   Initial Class                                     (40,340)
   Service Class                                  (2,360,703)
                                                 -----------
                                                  (2,401,043)
                                                 -----------
   Increase in net assets derived from capital
    share transactions                            69,975,470
                                                 -----------
   Net increase in net assets                     69,275,156

NET ASSETS:
Beginning of period                                       --
                                                 -----------
End of period                                    $69,275,156
                                                 ===========
Net investment loss at end of period             $   (15,943)
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                            INITIAL CLASS          SERVICE CLASS
                                            -------------          -------------
                                            FEBRUARY 13,           FEBRUARY 13,
                                               2006(A)                2006(A)
                                               THROUGH                THROUGH
                                              JUNE 30,               JUNE 30,
                                                2006*                  2006*
Net asset value at beginning of period         $10.00                 $ 10.00
                                            -------------          -------------
Net investment income                            0.00 (b)               (0.00)(b)
Net realized and unrealized gain on
  investments                                    0.11 (c)                0.10
                                            -------------          -------------
Total from investment operations                 0.11                    0.10 (c)
                                            -------------          -------------
Net asset value at end of period               $10.11                 $ 10.10
                                            =============          =============
Total investment return                          1.10%(d)                1.01%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          0.12%+                 (0.13%)+
  Net expenses                                   0.25%+                  0.50%+
  Expenses (before reimbursement)                0.27%+                  0.52%+
Portfolio turnover rate                            31%                     31%
Net assets at end of period (in 000's)         $3,503                 $65,772

(a)  Commencement of operations.
(b)  Less than one cent per share.
(c)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain on investments due to the timing of purchases and redemptions of
     Portfolio shares in relation to fluctuating market values of the investments of the
     Portfolio during the period.
(d)  Total return is not annualized.
+    Annualized.
*    Unaudited.

 M-308 MainStay VP Moderate Growth Allocation Portfolio         The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY VP S&P 500 INDEX PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX     ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR   YEARS   YEARS
--------------------------------------------------------
After Portfolio operating
  expenses                  2.58%   8.54%  2.23%   8.04%

(PERFORMANCE GRAPH)

                                                                 MAINSTAY VP S&P 500 INDEX
                                                                         PORTFOLIO                      S&P 500(R) INDEX
                                                                 -------------------------              -----------------
6/30/96                                                                    10000                              10000
                                                                           13421                              13470
                                                                           17389                              17533
                                                                           21327                              21523
                                                                           22783                              23083
                                                                           19396                              19659
                                                                           15849                              16123
                                                                           15876                              16164
                                                                           18836                              19252
                                                                           19955                              20470
6/30/06                                                                    21660                              22236

SERVICE CLASS(1)                                                   AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR()   YEARS   YEARS
----------------------------------------------------------
After Portfolio operating
  expenses                  2.45%    8.23%   1.97%   7.76%

(PERFORMANCE GRAPH)

                                                                 MAINSTAY VP S&P 500 INDEX
                                                                        PORTFOLIO                       S&P 500(R) INDEX
                                                                 -------------------------              -----------------
6/30/96                                                                    10000                              10000
                                                                           13387                              13470
                                                                           17301                              17533
                                                                           21166                              21523
                                                                           22555                              23083
                                                                           19155                              19659
                                                                           15613                              16123
                                                                           15602                              16164
                                                                           18465                              19252
                                                                           19514                              20470
6/30/06                                                                    21120                              22236

                                                             SIX     ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                       MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------------------------------------------

S&P 500(R) Index*                                            2.71%   8.63%  2.49%   8.32%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from 7/1/96 through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-309

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2006, to June 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2006, through June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/06            6/30/06           PERIOD(1)           6/30/06            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,025.80            $1.71            $1,023.30             $1.71
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,024.55            $2.96            $1,022.05             $2.96
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.34% for Initial Class and 0.59% for Service Class) multiplied by the average account value over the period, divided by 365, and multiplied by 181 (to reflect the one-half year period).



 M-310   MainStay VP S&P 500 Index Portfolio

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                            99.0%
Short-Term Investments (collateral from securities lending
  is 5.6%                                                                 6.5
Futures Contracts                                                       -0.0*
Liabilities in Excess of Cash and Other Assets                           -5.5

* Less than one tenth of a percent.

See Portfolio of Investments on page M-313 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  General Electric Co.
 3.  Citigroup, Inc.
 4.  Bank of America Corp.
 5.  Microsoft Corp.
 6.  Procter & Gamble Co. (The)
 7.  Johnson & Johnson
 8.  Pfizer, Inc.
 9.  American International Group, Inc.
10.  Altria Group, Inc.

                                                 www.mainstayfunds.com     M-311

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Francis J. Ok of New York Life Investment Management LLC.

HOW DID MAINSTAY VP S&P 500 INDEX PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND THE S&P 500(R) INDEX* DURING THE FIRST HALF OF 2006?

For the six months ended June 30, 2006, MainStay VP S&P 500 Index Portfolio returned 2.58% for Initial Class shares and 2.45% for Service Class shares. Initial Class shares outperformed and Service Class shares underperformed the 2.54% return of the average Lipper* Variable Products S&P 500 Index Objective Fund over the same period. Both share classes underperformed the 2.71% return of the S&P 500(R) Index* for the six months ended June 30, 2006. Since the Portfolio incurs actual expenses that a hypothetical index does not, there will be times when the Portfolio lags the Index.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH INDUSTRIES WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into account, the industries that made the strongest positive contributions to the Portfolio's performance in the first half of 2006 were oil, gas & consumable fuels; diversified telecommunication services; and aerospace & defense. Over the same period, the industries that detracted the most from the performance of the Portfolio were semiconductors & semiconductor equipment, health care providers & services, and software.

DURING THE FIRST SIX MONTHS OF 2006, WHICH S&P 500(R) INDEX* INDUSTRIES HAD THE HIGHEST TOTAL RETURNS AND WHICH ONES HAD THE LOWEST TOTAL RETURNS?

For the first half of 2006, the S&P 500(R) Index* industry with the highest total return was road & rail, followed by diversified telecommunication services, and construction & engineering. The worst total return of any S&P 500(R) Index* industry came from Internet software & services. Household durables provided the second-worst total return, followed by Internet & catalog retail.

WHICH INDIVIDUAL STOCKS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH STOCKS WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns both into account, ExxonMobil was the stock that made the strongest positive contribution to the Portfolio's performance in the first half of 2006. Schlumberger was the second-strongest contributor, followed by BellSouth. The weakest contribution came from semiconductor company Intel. Microsoft was the second-weakest contributor, followed by UnitedHealth Group.

DURING THE REPORTING PERIOD, WHICH S&P 500(R) INDEX* STOCKS HAD THE HIGHEST TOTAL RETURNS AND WHICH ONES HAD THE LOWEST TOTAL RETURNS?

During the first half of 2006, the S&P 500(R) Index* stock with the highest total return was Allegheny Technologies. Archer-Daniels-Midland was second, followed by Nucor. The worst total return in the Index came from KB Home. Goodyear Tire & Rubber had the second-worst total return, followed by St. Jude Medical.

DID ANY S&P 500(R) INDEX* HOLDINGS CHANGE DURING THE REPORTING PERIOD?

The Portfolio seeks to track the performance and weightings of stocks in the S&P 500(R) Index.* The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization, or face financial difficulties. Standard & Poor's may also occasionally adjust the Index to better reflect the companies that it believes are most representative of the makeup of the U.S. economy. During the six-months ended June 30, 2006, there were 16 additions and 16 deletions from the S&P 500(R) Index. The most notable additions were Google and Legg Mason. Of the 16 deletions, 12 were due to corporate actions.


Index portfolios generally seek to reflect the performance of an index or an allocation among indices, unlike other portfolios, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-312   MainStay VP S&P 500 Index Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED


                                                         SHARES            VALUE
COMMON STOCKS (99.0%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.4%)
Boeing Co. (The)                                         96,776   $    7,926,922
General Dynamics Corp.                                   48,500        3,174,810
Goodrich Corp.                                           14,995          604,149
Honeywell International, Inc.                           100,661        4,056,638
L-3 Communications Holdings, Inc.                        14,711        1,109,504
Lockheed Martin Corp.                                    43,248        3,102,612
Northrop Grumman Corp.                                   41,752        2,674,633
Raytheon Co.                                             53,971        2,405,487
Rockwell Collins, Inc.                                   21,182        1,183,438
United Technologies Corp.                               123,031        7,802,626
                                                                  --------------
                                                                      34,040,819
                                                                  --------------
AIR FREIGHT & LOGISTICS (1.1%)
FedEx Corp.                                              36,855        4,306,875
United Parcel Service, Inc. Class B                     131,942       10,862,785
                                                                  --------------
                                                                      15,169,660
                                                                  --------------
AIRLINES (0.1%)
Southwest Airlines Co.                                   85,815        1,404,792
                                                                  --------------

AUTO COMPONENTS (0.2%)
Cooper Tire & Rubber Co. (a)                              7,594           84,597
Goodyear Tire & Rubber Co. (The) (a)(b)                  20,806          230,947
Johnson Controls, Inc.                                   23,549        1,936,199
                                                                  --------------
                                                                       2,251,743
                                                                  --------------
AUTOMOBILES (0.4%)
Ford Motor Co. (a)                                      224,409        1,555,154
General Motors Corp. (a)                                 68,281        2,034,091
Harley-Davidson, Inc.                                    33,234        1,824,214
                                                                  --------------
                                                                       5,413,459
                                                                  --------------
BEVERAGES (2.1%)
Anheuser-Busch Cos., Inc. (a)                            94,097        4,289,882
Brown-Forman Corp. Class B                               10,029          718,979
Coca-Cola Co. (The) (c)                                 248,930       10,708,969
Coca-Cola Enterprises, Inc. (a)                          36,388          741,224
Constellation Brands, Inc. Class A (a)(b)                24,406          610,150
Molson Coors Brewing Co. Class B                          6,890          467,693
Pepsi Bottling Group, Inc. (The)                         16,747          538,416
PepsiCo, Inc.                                           200,708       12,050,508
                                                                  --------------
                                                                      30,125,821
                                                                  --------------
BIOTECHNOLOGY (1.2%)
Amgen, Inc. (b)                                         143,268        9,345,372
Biogen Idec, Inc. (b)                                    41,725        1,933,119


                                                         SHARES            VALUE
BIOTECHNOLOGY (CONTINUED)
Genzyme Corp. (b)                                        31,265   $    1,908,728
Gilead Sciences, Inc. (a)(b)                             55,273        3,269,951
MedImmune, Inc. (b)                                      30,917          837,851
                                                                  --------------
                                                                      17,295,021
                                                                  --------------
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc. (a)                         21,582          933,853
Masco Corp. (a)                                          48,098        1,425,625
                                                                  --------------
                                                                       2,359,478
                                                                  --------------
CAPITAL MARKETS (3.4%)
Ameriprise Financial, Inc.                               29,546        1,319,802
Bank of New York Co., Inc. (The)                         93,260        3,002,972
Bear Stearns Cos., Inc. (The)                            14,511        2,032,701
Charles Schwab Corp. (The)                              125,414        2,004,116
E*TRADE Financial Corp. (b)                              50,593        1,154,532
Federated Investors, Inc. Class B                        10,245          322,717
Franklin Resources, Inc.                                 18,569        1,611,975
Goldman Sachs Group, Inc. (The)                          52,416        7,884,939
Janus Capital Group, Inc.                                26,050          466,295
Legg Mason, Inc.                                         15,900        1,582,368
Lehman Brothers Holdings, Inc.                           65,062        4,238,789
Mellon Financial Corp.                                   50,349        1,733,516
Merrill Lynch & Co., Inc.                               112,267        7,809,293
Morgan Stanley                                          130,229        8,231,775
Northern Trust Corp.                                     22,355        1,236,231
State Street Corp.                                       40,263        2,338,878
T. Rowe Price Group, Inc.                                31,582        1,194,115
                                                                  --------------
                                                                      48,165,014
                                                                  --------------
CHEMICALS (1.5%)
Air Products & Chemicals, Inc.                           27,011        1,726,543
Ashland, Inc.                                             8,951          597,032
Dow Chemical Co. (The)                                  117,203        4,574,433
E.I. du Pont de Nemours & Co.                           111,517        4,639,107
Eastman Chemical Co.                                      9,795          528,930
Ecolab, Inc. (a)                                         22,237          902,377
Hercules, Inc. (b)                                       13,223          201,783
International Flavors & Fragrances, Inc.                  9,526          335,696
Monsanto Co.                                             32,674        2,750,824
PPG Industries, Inc.                                     19,944        1,316,304
Praxair, Inc.                                            38,969        2,104,326
Rohm & Haas Co.                                          17,584          881,310
Sigma-Aldrich Corp.                                       8,138          591,144
                                                                  --------------
                                                                      21,149,809
                                                                  --------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
COMMERCIAL BANKS (4.2%)
AmSouth Bancorp                                          42,221   $    1,116,745
BB&T Corp. (a)                                           67,524        2,808,323
Comerica, Inc.                                           19,735        1,026,023
Commerce Bancorp, Inc. (a)                               22,200          791,874
Compass Bancshares, Inc.                                 15,845          880,982
Fifth Third Bancorp (a)                                  67,164        2,481,710
First Horizon National Corp.                             15,301          615,100
Huntington Bancshares, Inc. (a)                          30,665          723,081
KeyCorp                                                  49,376        1,761,736
M&T Bank Corp.                                            9,708        1,144,767
Marshall & Ilsley Corp.                                  27,332        1,250,166
National City Corp.                                      66,682        2,413,222
North Fork Bancorp., Inc.                                56,869        1,715,738
PNC Financial Services Group, Inc.                       35,923        2,520,717
Regions Financial Corp. (a)                              55,269        1,830,509
SunTrust Banks, Inc.                                     44,209        3,371,378
Synovus Financial Corp.                                  39,855        1,067,317
U.S. Bancorp                                            216,246        6,677,676
Wachovia Corp.                                          195,165       10,554,523
Wells Fargo & Co.                                       204,143       13,693,912
Zions Bancorp.                                           13,037        1,016,104
                                                                  --------------
                                                                      59,461,603
                                                                  --------------
COMMERCIAL SERVICES & SUPPLIES (0.7%)
Allied Waste Industries, Inc. (a)(b)                     29,267          332,473
Avery Dennison Corp.                                     13,357          775,507
Cendant Corp.                                           122,260        1,991,615
Cintas Corp.                                             16,628          661,129
Equifax, Inc.                                            16,048          551,088
Monster Worldwide, Inc. (b)                              15,335          654,191
Pitney Bowes, Inc.                                       26,869        1,109,690
R.R. Donnelley & Sons Co.                                26,268          839,263
Robert Half International, Inc. (a)                      20,606          865,452
Waste Management, Inc.                                   66,942        2,401,879
                                                                  --------------
                                                                      10,182,287
                                                                  --------------
COMMUNICATIONS EQUIPMENT (2.7%)
ADC Telecommunications, Inc. (b)                         13,692          230,847
Andrew Corp. (b)                                         19,028          168,588
Avaya, Inc. (b)                                          51,174          584,407
CIENA Corp. (a)(b)                                       67,873          326,469
Cisco Systems, Inc. (b)                                 741,712       14,485,635
Comverse Technology, Inc. (a)(b)                         24,462          483,614
Corning, Inc. (b)                                       187,837        4,543,777
JDS Uniphase Corp. (a)(b)                               198,864          503,126
Juniper Networks, Inc. (a)(b)                            68,400        1,093,716
Lucent Technologies, Inc. (b)                           537,470        1,300,677


                                                         SHARES            VALUE
COMMUNICATIONS EQUIPMENT (CONTINUED)
Motorola, Inc.                                          300,094   $    6,046,894
QUALCOMM, Inc.                                          203,658        8,160,576
Tellabs, Inc. (b)                                        54,774          729,042
                                                                  --------------
                                                                      38,657,368
                                                                  --------------
COMPUTERS & PERIPHERALS (3.4%)
Apple Computer, Inc. (b)                                103,154        5,892,156
Dell, Inc. (b)                                          276,029        6,737,868
EMC Corp. (b)                                           288,291        3,162,552
Gateway, Inc. (b)                                        35,955           68,314
Hewlett-Packard Co.                                     338,945       10,737,778
International Business Machines Corp.                   188,399       14,472,811
Lexmark International, Inc. Class A (b)                  13,141          733,662
NCR Corp. (b)                                            22,079          808,975
Network Appliance, Inc. (b)                              45,370        1,601,561
QLogic Corp. (b)                                         19,518          336,490
SanDisk Corp. (b)                                        23,600        1,203,128
Sun Microsystems, Inc. (b)                              419,427        1,740,622
                                                                  --------------
                                                                      47,495,917
                                                                  --------------
CONSTRUCTION & ENGINEERING (0.1%)
Fluor Corp.                                              10,518          977,438
                                                                  --------------

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co.                                     12,290          958,620
                                                                  --------------

CONSUMER FINANCE (1.0%)
American Express Co.                                    150,018        7,983,958
Capital One Financial Corp.                              36,519        3,120,549
SLM Corp.                                                50,271        2,660,341
                                                                  --------------
                                                                      13,764,848
                                                                  --------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp.                                               13,057          483,631
Bemis Co., Inc.                                          12,647          387,251
Pactiv Corp. (b)                                         17,650          436,838
Sealed Air Corp.                                          9,844          512,676
Temple-Inland, Inc.                                      13,643          584,875
                                                                  --------------
                                                                       2,405,271
                                                                  --------------
DISTRIBUTORS (0.1%)
Genuine Parts Co.                                        20,724          863,362
                                                                  --------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group, Inc. Class A (a)(b)                        17,038          880,353
H&R Block, Inc.                                          39,725          947,839
                                                                  --------------
                                                                       1,828,192
                                                                  --------------

 M-314 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (5.4%)
V  Bank of America Corp.                                554,484   $   26,670,680
CIT Group, Inc.                                          24,253        1,268,189
V  Citigroup, Inc.                                      603,815       29,128,036
JPMorgan Chase & Co.                                    421,667       17,710,014
Moody's Corp.                                            29,516        1,607,441
                                                                  --------------
                                                                      76,384,360
                                                                  --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.6%)
AT&T, Inc.                                              472,393       13,175,041
BellSouth Corp.                                         219,587        7,949,049
CenturyTel, Inc. (a)                                     13,885          515,828
Citizens Communications Co.                              39,752          518,764
Embarq Corp. (b)                                         17,980          737,000
Qwest Communications International, Inc. (a)(b)         187,961        1,520,604
Verizon Communications, Inc.                            354,624       11,876,358
                                                                  --------------
                                                                      36,292,644
                                                                  --------------
ELECTRIC UTILITIES (1.5%)
Allegheny Energy, Inc. (b)                               19,728          731,317
American Electric Power Co., Inc.                        47,592        1,630,026
Edison International                                     39,359        1,535,001
Entergy Corp.                                            25,326        1,791,815
Exelon Corp. (a)                                         80,809        4,592,375
FirstEnergy Corp.                                        39,895        2,162,708
FPL Group, Inc. (a)                                      48,927        2,024,599
Pinnacle West Capital Corp.                              12,049          480,876
PPL Corp.                                                45,741        1,477,434
Progress Energy, Inc.                                    30,294        1,298,704
Southern Co. (The) (a)                                   90,115        2,888,186
                                                                  --------------
                                                                      20,613,041
                                                                  --------------
ELECTRICAL EQUIPMENT (0.5%)
American Power
  Conversion Corp. (a)                                   21,413          417,339
Cooper Industries, Ltd. Class A                          11,053        1,027,045
Emerson Electric Co.                                     49,817        4,175,163
Rockwell Automation, Inc.                                21,368        1,538,710
                                                                  --------------
                                                                       7,158,257
                                                                  --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc. (b)                           51,919        1,638,564
Jabil Circuit, Inc.                                      21,074          539,494
Molex, Inc.                                              17,494          587,274
Sanmina-SCI Corp. (b)                                    62,007          285,232
Solectron Corp. (b)                                     115,501          395,013
Symbol Technologies, Inc.                                31,075          335,299
Tektronix, Inc.                                          10,493          308,704
                                                                  --------------
                                                                       4,089,580
                                                                  --------------


                                                         SHARES            VALUE
ENERGY EQUIPMENT & SERVICES (2.0%)
Baker Hughes, Inc.                                       41,536   $    3,399,722
BJ Services Co.                                          38,988        1,452,693
Halliburton Co.                                          62,568        4,643,171
Nabors Industries, Ltd. (b)                              38,080        1,286,723
National-Oilwell Varco, Inc. (b)                         21,160        1,339,851
Noble Corp.                                              16,491        1,227,260
Rowan Cos., Inc.                                         13,200          469,788
Schlumberger, Ltd.                                      143,228        9,325,575
Transocean, Inc. (b)                                     39,439        3,167,740
Weatherford International, Ltd. (b)                      42,086        2,088,307
                                                                  --------------
                                                                      28,400,830
                                                                  --------------
FOOD & STAPLES RETAILING (2.4%)
Costco Wholesale Corp. (a)                               57,122        3,263,380
CVS Corp.                                                99,133        3,043,383
Kroger Co. (The)                                         86,954        1,900,814
Safeway, Inc.                                            54,506        1,417,156
SUPERVALU, Inc.                                          24,097          739,778
Sysco Corp.                                              74,947        2,290,380
Walgreen Co.                                            122,415        5,489,089
Wal-Mart Stores, Inc.                                   303,786       14,633,372
Whole Foods Market, Inc.                                 16,664        1,077,161
                                                                  --------------
                                                                      33,854,513
                                                                  --------------
FOOD PRODUCTS (1.2%)
Archer-Daniels-Midland Co.                               79,187        3,268,839
Campbell Soup Co.                                        22,353          829,520
ConAgra Foods, Inc.                                      62,704        1,386,385
Dean Foods Co. (b)                                       16,400          609,916
General Mills, Inc.                                      43,395        2,241,786
H.J. Heinz Co.                                           40,524        1,670,399
Hershey Co. (The) (a)                                    21,697        1,194,854
Kellogg Co.                                              29,804        1,443,408
McCormick & Co., Inc.                                    16,192          543,242
Sara Lee Corp.                                           91,951        1,473,055
Tyson Foods, Inc. Class A (a)                            29,742          441,966
Wm. Wrigley Jr. Co.                                      26,762        1,213,924
                                                                  --------------
                                                                      16,317,294
                                                                  --------------
GAS UTILITIES (0.0%)++
Nicor, Inc. (a)                                           5,195          215,593
Peoples Energy Corp. (a)                                  4,475          160,697
                                                                  --------------
                                                                         376,290
                                                                  --------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Bausch & Lomb, Inc. (a)                                   6,310          309,442
Baxter International, Inc.                               79,091        2,907,385
Becton, Dickinson & Co.                                  29,899        1,827,726
Biomet, Inc.                                             30,099          941,798
Boston Scientific Corp. (b)                             147,022        2,475,850
C.R. Bard, Inc.                                          12,500          915,750
Hospira, Inc. (b)                                        18,645          800,616
Medtronic, Inc. (a)                                     146,284        6,863,645

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
St. Jude Medical, Inc. (a)(b)                            44,013   $    1,426,901
Stryker Corp.                                            35,306        1,486,736
Zimmer Holdings, Inc. (b)                                29,974        1,700,125
                                                                  --------------
                                                                      21,655,974
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES (2.7%)
Aetna, Inc.                                              69,061        2,757,606
AmerisourceBergen Corp.                                  25,327        1,061,708
Cardinal Health, Inc.                                    51,081        3,286,041
Caremark Rx, Inc.                                        54,417        2,713,776
CIGNA Corp.                                              14,744        1,452,431
Coventry Health Care, Inc. (b)                           19,683        1,081,384
Express Scripts, Inc. (b)                                17,718        1,271,089
HCA, Inc.                                                49,401        2,131,653
Health Management Associates, Inc. Class A               28,745          566,564
Humana, Inc. (b)                                         19,715        1,058,696
Laboratory Corp. of America Holdings (b)                 15,125          941,229
Manor Care, Inc.                                          9,586          449,775
McKesson Corp.                                           37,170        1,757,398
Medco Health Solutions, Inc. (b)                         36,821        2,109,107
Patterson Cos., Inc. (a)(b)                              16,560          578,441
Quest Diagnostics, Inc.                                  19,728        1,182,102
Tenet Healthcare Corp. (a)(b)                            55,364          386,441
UnitedHealth Group, Inc.                                163,869        7,338,054
WellPoint, Inc. (b)                                      77,457        5,636,546
                                                                  --------------
                                                                      37,760,041
                                                                  --------------
HEALTH CARE TECHNOLOGY (0.0%)++
IMS Health, Inc.                                         24,071          646,306
                                                                  --------------
HOTELS, RESTAURANTS & LEISURE (1.5%)
Carnival Corp. (a)                                       52,611        2,195,983
Darden Restaurants, Inc.                                 16,233          639,580
Harrah's Entertainment, Inc.                             22,133        1,575,427
Hilton Hotels Corp.                                      39,524        1,117,739
International Game Technology                            40,864        1,550,380
Marriott International, Inc. Class A                     39,738        1,514,813
McDonald's Corp.                                        152,163        5,112,677
Starbucks Corp. (b)                                      92,485        3,492,234
Starwood Hotels & Resorts Worldwide, Inc.                26,132        1,576,805
Wendy's International, Inc.                              14,076          820,490
Yum! Brands, Inc.                                        33,474        1,682,738
                                                                  --------------
                                                                      21,278,866
                                                                  --------------
HOUSEHOLD DURABLES (0.6%)
Black & Decker Corp. (The)                                9,459          798,907
Centex Corp. (a)                                         14,847          746,804


                                                         SHARES            VALUE
HOUSEHOLD DURABLES (CONTINUED)
D.R. Horton, Inc. (a)                                    32,956   $      785,012
Fortune Brands, Inc.                                     17,648        1,253,184
Harman International Industries, Inc.                     7,991          682,192
KB HOME                                                   9,367          429,477
Leggett & Platt, Inc.                                    22,700          567,046
Lennar Corp. Class A                                     16,575          735,433
Newell Rubbermaid, Inc.                                  32,522          840,043
Pulte Homes, Inc.                                        25,958          747,331
Snap-on, Inc. (a)                                         6,857          277,160
Stanley Works (The)                                       8,930          421,675
Whirlpool Corp.                                           9,198          760,215
                                                                  --------------
                                                                       9,044,479
                                                                  --------------
HOUSEHOLD PRODUCTS (2.2%)
Clorox Co. (The)                                         18,296        1,115,507
Colgate-Palmolive Co.                                    62,407        3,738,179
Kimberly-Clark Corp.                                     55,912        3,449,770
V  Procter & Gamble Co. (The)                           398,693       22,167,331
                                                                  --------------
                                                                      30,470,787
                                                                  --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
AES Corp. (The) (b)                                      78,986        1,457,292
Constellation Energy Group, Inc.                         21,580        1,176,542
Dynegy, Inc. Class A (b)                                 44,550          243,689
TXU Corp.                                                56,191        3,359,660
                                                                  --------------
                                                                       6,237,183
                                                                  --------------
INDUSTRIAL CONGLOMERATES (4.1%)
3M Co.                                                   91,189        7,365,336
V  General Electric Co. (c)                           1,261,993       41,595,289
Textron, Inc.                                            16,061        1,480,503
Tyco International, Ltd.                                247,983        6,819,533
                                                                  --------------
                                                                      57,260,661
                                                                  --------------
INSURANCE (4.7%)
ACE, Ltd.                                                39,838        2,015,404
AFLAC, Inc.                                              60,568        2,807,327
Allstate Corp. (The)                                     77,168        4,223,405
Ambac Financial Group, Inc.                              12,778        1,036,296
V  American International Group, Inc.                   315,605       18,636,475
Aon Corp.                                                38,963        1,356,692
Chubb Corp. (The)                                        50,620        2,525,938
Cincinnati Financial Corp.                               21,104          992,099
Genworth Financial, Inc. Class A                         44,355        1,545,328
Hartford Financial Services Group, Inc. (The)            36,643        3,099,998
Lincoln National Corp.                                   34,407        1,941,931
Loews Corp.                                              49,191        1,743,821

 M-316 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Marsh & McLennan Cos., Inc.                              66,328   $    1,783,560
MBIA, Inc. (a)                                           16,147          945,407
MetLife, Inc.                                            91,873        4,704,816
Principal Financial Group, Inc.                          33,858        1,884,198
Progressive Corp. (The)                                  95,340        2,451,191
Prudential Financial, Inc.                               60,127        4,671,868
SAFECO Corp.                                             14,642          825,077
St. Paul Travelers Cos., Inc. (The)                      84,440        3,764,335
Torchmark Corp.                                          12,520          760,214
UnumProvident Corp. (a)                                  35,283          639,681
XL Capital, Ltd. Class A (a)                             22,003        1,348,784
                                                                  --------------
                                                                      65,703,845
                                                                  --------------
INTERNET & CATALOG RETAIL (0.1%)
Amazon.com, Inc. (a)(b)                                  37,406        1,446,864
                                                                  --------------
INTERNET SOFTWARE & SERVICES (1.4%)
eBay, Inc. (b)                                          139,791        4,094,478
Google, Inc. Class A (b)                                 25,000       10,483,250
VeriSign, Inc. (a)(b)                                    29,536          684,349
Yahoo!, Inc. (b)                                        152,761        5,041,113
                                                                  --------------
                                                                      20,303,190
                                                                  --------------
IT SERVICES (1.0%)
Affiliated Computer Services, Inc. Class A (a)(b)        14,293          737,662
Automatic Data Processing, Inc.                          70,214        3,184,205
Computer Sciences Corp. (b)                              22,574        1,093,485
Convergys Corp. (b)                                      16,837          328,322
Electronic Data Systems Corp.                            63,040        1,516,742
First Data Corp.                                         92,925        4,185,342
Fiserv, Inc. (b)                                         21,367          969,207
Paychex, Inc.                                            40,515        1,579,275
Sabre Holdings Corp. Class A                             15,607          343,354
Unisys Corp. (b)                                         39,964          250,974
                                                                  --------------
                                                                      14,188,568
                                                                  --------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                                          11,427          379,948
Eastman Kodak Co. (a)                                    34,835          828,376
Hasbro, Inc.                                             21,555          390,361
Mattel, Inc.                                             46,940          774,979
                                                                  --------------
                                                                       2,373,664
                                                                  --------------
LIFE SCIENCES TOOLS & SERVICES (0.3%)
Applera Corp.-Applied Biosystems Group                   22,188          717,782
Fisher Scientific International, Inc. (b)                14,744        1,077,049
Millipore Corp. (a)(b)                                    6,279          395,514
PerkinElmer, Inc.                                        15,262          318,976


                                                         SHARES            VALUE
LIFE SCIENCES TOOLS & SERVICES (CONTINUED)
Thermo Electron Corp. (a)(b)                             19,572   $      709,289
Waters Corp. (b)                                         12,669          562,504
                                                                  --------------
                                                                       3,781,114
                                                                  --------------
MACHINERY (1.6%)
Caterpillar, Inc.                                        81,332        6,057,607
Cummins, Inc. (a)                                         5,632          688,512
Danaher Corp.                                            28,710        1,846,627
Deere & Co.                                              28,655        2,392,406
Dover Corp.                                              24,485        1,210,294
Eaton Corp.                                              18,082        1,363,383
Illinois Tool Works, Inc.                                49,694        2,360,465
Ingersoll-Rand Co. Class A                               40,032        1,712,569
ITT Industries, Inc.                                     22,379        1,107,761
Navistar International Corp. (b)                          7,859          193,410
PACCAR, Inc.                                             20,661        1,702,053
Pall Corp.                                               14,700          411,600
Parker-Hannifin Corp.                                    14,531        1,127,606
                                                                  --------------
                                                                      22,174,293
                                                                  --------------
MEDIA (3.4%)
CBS Corp. Class B                                        93,391        2,526,227
Clear Channel Communications, Inc.                       61,203        1,894,233
Comcast Corp. Class A (b)                               256,658        8,402,983
Dow Jones & Co., Inc. (a)                                 7,056          247,031
E.W. Scripps Co. (The) Class A                           10,311          444,817
Gannett Co., Inc.                                        28,975        1,620,572
Interpublic Group of Cos.,
  Inc. (The) (a)(b)                                      50,006          417,550
McClatchy Co. (The) Class A (a)                           4,271          171,372
McGraw-Hill Cos., Inc. (The)                             43,469        2,183,448
Meredith Corp.                                            5,385          266,773
New York Times Co. (The) Class A (a)                     17,297          424,468
News Corp. Class A                                      287,450        5,513,291
Omnicom Group, Inc.                                      21,046        1,874,988
Time Warner, Inc.                                       521,487        9,021,725
Tribune Co.                                              26,589          862,281
Univision Communications, Inc. Class A (b)               27,056          906,376
Viacom, Inc. Class B (b)                                 87,238        3,126,610
Walt Disney Co. (The)                                   266,502        7,995,060
                                                                  --------------
                                                                      47,899,805
                                                                  --------------
METALS & MINING (0.9%)
Alcoa, Inc.                                             105,360        3,409,450
Allegheny Technologies, Inc. (a)                         10,496          726,743
Freeport-McMoRan Copper & Gold, Inc. Class B             22,269        1,233,925
Newmont Mining Corp.                                     54,183        2,867,906

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
METALS & MINING (CONTINUED)
Nucor Corp.                                              37,786   $    2,049,891
Phelps Dodge Corp.                                       24,662        2,026,230
United States Steel Corp.                                15,172        1,063,861
                                                                  --------------
                                                                      13,378,006
                                                                  --------------
MULTILINE RETAIL (1.2%)
Big Lots, Inc. (b)                                       13,441          229,572
Dillard's, Inc. Class A                                   7,481          238,270
Dollar General Corp. (a)                                 38,700          541,026
Family Dollar Stores, Inc.                               18,842          460,310
Federated Department Stores, Inc.                        68,004        2,488,946
J.C. Penney Co., Inc.                                    28,061        1,894,398
Kohl's Corp. (b)                                         41,661        2,462,998
Nordstrom, Inc.                                          26,740          976,010
Sears Holdings Corp. (a)(b)                              12,017        1,860,712
Target Corp.                                            104,861        5,124,557
                                                                  --------------
                                                                      16,276,799
                                                                  --------------
MULTI-UTILITIES (1.4%)
Ameren Corp.                                             24,582        1,241,391
CenterPoint Energy, Inc.                                 37,295          466,188
CMS Energy Corp. (b)                                     25,547          330,578
Consolidated Edison, Inc. (a)                            29,773        1,323,112
Dominion Resources, Inc.                                 41,933        3,136,169
DTE Energy Co.                                           21,458          874,199
Duke Energy Corp.                                       149,285        4,384,500
KeySpan Corp.                                            21,096          852,278
NiSource, Inc.                                           32,206          703,379
PG&E Corp.                                               41,858        1,644,182
Public Service Enterprise Group, Inc.                    30,330        2,005,420
Sempra Energy                                            31,341        1,425,389
TECO Energy, Inc.                                        24,488          365,851
Xcel Energy, Inc.                                        48,890          937,710
                                                                  --------------
                                                                      19,690,346
                                                                  --------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)(b)                                      113,002        1,571,858
                                                                  --------------

OIL, GAS & CONSUMABLE FUELS (8.1%)
Anadarko Petroleum Corp.                                 55,948        2,668,160
Apache Corp.                                             40,011        2,730,751
Chesapeake Energy Corp. (a)                              47,000        1,421,750
Chevron Corp.                                           269,410       16,719,585
ConocoPhillips                                          200,526       13,140,469
CONSOL Energy, Inc.                                      11,700          546,624
Devon Energy Corp.                                       53,719        3,245,165
El Paso Corp. (a)                                        84,122        1,261,830


                                                         SHARES            VALUE
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
EOG Resources, Inc. (a)                                  29,211   $    2,025,491
V  ExxonMobil Corp.                                     734,265       45,047,158
Hess Corp. (a)                                           28,836        1,523,983
Kerr-McGee Corp.                                         27,504        1,907,402
Kinder Morgan, Inc.                                      12,673        1,265,906
Marathon Oil Corp.                                       44,183        3,680,444
Murphy Oil Corp. (a)                                     19,920        1,112,731
Occidental Petroleum Corp.                               52,190        5,352,085
Sunoco, Inc.                                             16,412        1,137,187
Valero Energy Corp.                                      74,784        4,974,632
Williams Cos., Inc. (The) (a)                            72,062        1,683,368
XTO Energy, Inc.                                         44,032        1,949,297
                                                                  --------------
                                                                     113,394,018
                                                                  --------------
PAPER & FOREST PRODUCTS (0.3%)
International Paper Co.                                  59,688        1,927,922
Louisiana-Pacific Corp.                                  13,067          286,167
MeadWestvaco Corp.                                       21,805          609,014
Weyerhaeuser Co.                                         29,487        1,835,566
                                                                  --------------
                                                                       4,658,669
                                                                  --------------
PERSONAL PRODUCTS (0.2%)
Alberto-Culver Co.                                        9,100          443,352
Avon Products, Inc.                                      54,618        1,693,158
Estee Lauder Cos., Inc. (The) Class A                    14,654          566,670
                                                                  --------------
                                                                       2,703,180
                                                                  --------------
PHARMACEUTICALS (6.4%)
Abbott Laboratories                                     185,463        8,088,041
Allergan, Inc.                                           18,413        1,974,978
Barr Pharmaceuticals, Inc. (b)                           12,999          619,922
Bristol-Myers Squibb Co.                                238,903        6,178,032
Eli Lilly & Co.                                         137,029        7,573,593
Forest Laboratories, Inc. (b)                            39,614        1,532,666
V  Johnson & Johnson                                    359,364       21,533,091
King Pharmaceuticals, Inc. (b)                           28,578          485,826
Merck & Co., Inc.                                       265,034        9,655,189
Mylan Laboratories, Inc.                                 25,872          517,440
V  Pfizer, Inc.                                         890,125       20,891,234
Schering-Plough Corp.                                   179,946        3,424,372
Watson Pharmaceuticals, Inc. (b)                         12,938          301,197
Wyeth                                                   162,820        7,230,836
                                                                  --------------
                                                                      90,006,417
                                                                  --------------
REAL ESTATE INVESTMENT TRUSTS (0.9%)
Apartment Investment & Management Co. Class A            11,689          507,887
Archstone-Smith Trust                                    25,890        1,317,024
Boston Properties, Inc. (a)                              11,100        1,003,440
Equity Office Properties Trust                           44,863        1,637,948
Equity Residential                                       35,189        1,574,004
Kimco Realty Corp. (a)                                   25,700          937,793

 M-318 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Plum Creek Timber Co., Inc.                              22,251   $      789,911
ProLogis (a)                                             29,789        1,552,603
Public Storage, Inc. (a)                                 10,001          759,076
Simon Property Group, Inc.                               22,155        1,837,536
Vornado Realty Trust (a)                                 14,234        1,388,527
                                                                  --------------
                                                                      13,305,749
                                                                  --------------
ROAD & RAIL (0.8%)
Burlington Northern Santa Fe Corp.                       44,292        3,510,141
CSX Corp.                                                26,546        1,869,900
Norfolk Southern Corp.                                   49,791        2,649,877
Ryder System, Inc. (a)                                    7,543          440,737
Union Pacific Corp.                                      32,368        3,008,929
                                                                  --------------
                                                                      11,479,584
                                                                  --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.7%)
Advanced Micro Devices, Inc. (a)(b)                      58,320        1,424,174
Altera Corp. (b)                                         44,293          777,342
Analog Devices, Inc.                                     44,376        1,426,245
Applied Materials, Inc.                                 190,005        3,093,281
Broadcom Corp. Class A (b)                               55,623        1,671,471
Freescale Semiconductor, Inc. Class B (b)                49,581        1,457,681
Intel Corp.                                             706,751       13,392,931
KLA-Tencor Corp. (a)                                     23,920          994,354
Linear Technology Corp. (a)                              36,855        1,234,274
LSI Logic Corp. (a)(b)                                   45,571          407,860
Maxim Integrated Products, Inc.                          38,880        1,248,437
Micron Technology, Inc. (b)                              88,051        1,326,048
National Semiconductor Corp. (a)                         40,806          973,223
Novellus Systems, Inc. (b)                               16,604          410,119
NVIDIA Corp. (b)                                         41,392          881,236
PMC-Sierra, Inc. (a)(b)                                  25,452          239,249
Teradyne, Inc. (a)(b)                                    23,039          320,933
Texas Instruments, Inc.                                 189,300        5,733,897
Xilinx, Inc.                                             41,123          931,436
                                                                  --------------
                                                                      37,944,191
                                                                  --------------
SOFTWARE (3.1%)
Adobe Systems, Inc. (b)                                  72,673        2,206,352
Autodesk, Inc. (b)                                       27,878          960,676
BMC Software, Inc. (b)                                   26,357          629,932
CA, Inc. (a)                                             55,358        1,137,607
Citrix Systems, Inc. (b)                                 21,630          868,228
Compuware Corp. (b)                                      45,746          306,498
Electronic Arts, Inc. (b)                                36,858        1,586,368
Intuit, Inc. (b)                                         20,746        1,252,851


                                                         SHARES            VALUE
SOFTWARE (CONTINUED)
V  Microsoft Corp. (c)                                1,065,914   $   24,835,796
Novell, Inc. (a)(b)                                      44,907          297,733
Oracle Corp. (a)(b)                                     472,605        6,848,046
Parametric Technology Corp. (b)                          12,801          162,701
Symantec Corp. (a)(b)                                   126,818        1,970,752
                                                                  --------------
                                                                      43,063,540
                                                                  --------------
SPECIALTY RETAIL (2.0%)
AutoNation, Inc. (b)                                     17,721          379,938
AutoZone, Inc. (b)                                        6,699          590,852
Bed Bath & Beyond, Inc. (b)                              33,863        1,123,236
Best Buy Co., Inc.                                       49,379        2,707,944
Circuit City Stores, Inc.                                18,430          501,665
Gap, Inc. (The)                                          67,366        1,172,168
Home Depot, Inc. (The)                                  251,144        8,988,444
Limited Brands, Inc.                                     42,116        1,077,748
Lowe's Cos., Inc.                                        94,116        5,710,018
Office Depot, Inc. (b)                                   35,676        1,355,688
OfficeMax, Inc.                                           8,266          336,840
RadioShack Corp. (a)                                     16,182          226,548
Sherwin-Williams Co. (The)                               13,690          650,001
Staples, Inc.                                            88,279        2,146,945
Tiffany & Co.                                            17,260          569,925
TJX Cos., Inc. (The)                                     55,858        1,276,914
                                                                  --------------
                                                                      28,814,874
                                                                  --------------
TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Coach, Inc. (b)                                          46,407        1,387,569
Jones Apparel Group, Inc.                                13,854          440,419
Liz Claiborne, Inc.                                      12,865          476,777
NIKE, Inc. Class B                                       22,955        1,859,355
VF Corp.                                                 10,765          731,159
                                                                  --------------
                                                                       4,895,279
                                                                  --------------
THRIFTS & MORTGAGE FINANCE (1.6%)
Countrywide Financial Corp.                              73,104        2,783,800
Fannie Mae                                              117,288        5,641,553
Freddie Mac                                              83,770        4,775,728
Golden West Financial Corp.                              30,849        2,288,996
MGIC Investment Corp.                                    10,575          687,375
Sovereign Bancorp, Inc.                                  45,364          921,347
Washington Mutual, Inc. (a)                             116,708        5,319,551
                                                                  --------------
                                                                      22,418,350
                                                                  --------------
TOBACCO (1.5%)
V  Altria Group, Inc.                                   253,667       18,626,768
Reynolds American, Inc. (a)                              10,323        1,190,242
UST, Inc. (a)                                            19,609          886,131
                                                                  --------------
                                                                      20,703,141
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS (0.0%)++
W.W. Grainger, Inc.                                       9,128   $      686,699
                                                                  --------------
WIRELESS TELECOMMUNICATION SERVICES (0.7%)
ALLTEL Corp.                                             47,053        3,003,393
Sprint Nextel Corp.                                     361,901        7,234,401
                                                                  --------------
                                                                      10,237,794
                                                                  --------------
Total Common Stocks
  (Cost $1,053,429,790)                                            1,394,911,465(f)
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (6.5%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (1.8%)
Barton Capital LLC
  5.272%, due 7/21/06 (d)                           $ 1,130,000        1,130,000
Clipper Receivables Corp.
  5.094%, due 7/5/06 (d)                              1,130,000        1,130,000
Compass Securitization Corp.
  5.331%, due 7/24/06 (d)                             1,672,499        1,672,499
Fairway Finance Corp.
  5.268%, due 7/6/06 (d)                              1,695,000        1,695,000
Falcon Asset Securitization Corp.
  5.099%, due 7/6/06 (d)                              1,695,000        1,695,000
Grampian Funding LLC
  5.266%, due 7/13/06 (d)                             1,695,000        1,695,000
Kitty Hawk Funding Corp.
  5.161%, due 7/10/06 (d)                             1,695,000        1,695,000
Liberty Street Funding Corp.
  5.082%, due 7/3/06 (d)                              1,695,000        1,695,000
  5.239%, due 7/24/06 (d)                             2,825,001        2,825,001
McGraw-Hill, Inc.
  5.24%, due 8/1/06                                     600,000          597,292
Ranger Funding LLC
  5.265%, due 8/1/06 (d)                              1,657,243        1,657,243
Sheffield Receivables Corp.
  5.252%, due 7/18/06 (d)                             1,695,000        1,695,000
  5.31%, due 7/11/06 (d)                              1,695,000        1,695,000
Silver Tower U.S. Funding
  5.335%, due 7/31/06 (d)                             1,921,001        1,921,001
Yorktown Capital LLC
  5.272%, due 7/20/06 (d)                             2,248,701        2,248,701
                                                                  --------------
Total Commercial Paper
  (Cost $25,046,737)                                                  25,046,737
                                                                  --------------

                                                         SHARES            VALUE
INVESTMENT COMPANY (0.7%)
BGI Institutional Money Market Fund (d)              10,210,602   $   10,210,602
                                                                  --------------
Total Investment Company
  (Cost $10,210,602)                                                  10,210,602
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
  5.42%, dated 6/30/06 due 7/3/06
  Proceeds at Maturity $2,147,971
  (Collateralized by various bonds
  with a Principal Amount of
  $2,525,681 and a Market Value
  of $2,210,816) (d)                                $ 2,147,001        2,147,001
                                                                  --------------
Total Repurchase Agreement
  (Cost $2,147,001)                                                    2,147,001
                                                                  --------------
TIME DEPOSITS (3.0%)
Bank of America Corp.
  5.27%, due 7/25/06 (d)(e)                           4,520,001        4,520,001
Calyon
  5.265%, due 8/2/06 (d)                              3,955,001        3,955,001
Credit Suisse First Boston Corp.
  5.305%, due 7/27/06 (d)                             3,955,001        3,955,001
Fortis Bank
  5.26%, due 7/7/06 (d)                               3,955,001        3,955,001
Skandinaviska Enskilda Banken AB
  5.08%, due 7/5/06 (d)                               5,085,001        5,085,001
Societe Generale North America, Inc.
  5.313%, due 7/3/06 (d)                             10,019,785       10,019,785
Toronto Dominion Bank
  5.30%, due 7/26/06 (d)                              4,520,001        4,520,001
UBS AG
  5.10%, due 7/7/06 (d)                               2,260,001        2,260,001
Wells Fargo Bank N.A.
  5.22%, due 7/6/06 (d)                               3,955,001        3,955,001
                                                                  --------------
Total Time Deposits
  (Cost $42,224,793)                                                  42,224,793
                                                                  --------------

 M-320 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
U.S. GOVERNMENT (0.8%)
United States Treasury Bills
  4.739%, due 10/26/06 (c)                          $10,500,000   $   10,336,305
  4.876%, due 10/19/06 (c)                            1,200,000        1,182,467
                                                                  --------------
Total U.S. Government
  (Cost $11,514,502)                                                  11,518,772
                                                                  --------------
Total Short-Term Investments
  (Cost $91,143,635)                                                  91,147,905
                                                                  --------------
Total Investments
  (Cost $1,144,573,425) (g)                               105.5%   1,486,059,370(h)
Liabilities in Excess of
  Cash and Other Assets                                    (5.5)     (77,592,475)
                                                    -----------   --------------
Net Assets                                                100.0%  $1,408,466,895
                                                    ===========   ==============

                                                                         UNREALIZED
                                                    CONTRACTS         APPRECIATION/
                                                         LONG    (DEPRECIATION) (I)
FUTURES CONTRACTS (0.0%)++
-----------------------------------------------------------------------------------
Standard & Poor's 500 Index
  Mini September 2006                                     30    $            37,185
  September 2006                                          33                 (7,390)
                                                                -------------------
Total Futures Contracts
  (Settlement Value $12,474,150) (f)                            $            29,795
                                                                ===================

++   Less than one tenth of a percent.
(a)  Represents security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c)  Represents security, or a portion thereof, which is
     segregated or designated as collateral for futures
     contracts.
(d)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at June
     30, 2006.
(f)  The combined market value of common stocks and
     settlement value of Standard & Poor's 500 Index futures
     contracts represents 99.9% of net assets.
(g)  The cost for federal income tax purposes is
     $1,167,157,049.
(h)  At June 30, 2006 net unrealized appreciation was
     $318,902,321, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $448,755,915 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $129,853,594.
(i)  Represents the difference between the value of the
     contracts at the time they were opened and the value at
     June 30, 2006.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $1,144,573,425) including
  $75,985,039 market value of securities
  loaned                                      $1,486,059,370
Cash                                                  39,062
Receivables:
  Dividends and interest                           1,602,399
  Investment securities sold                         547,480
  Fund shares sold                                   340,398
Other assets                                          51,786
                                              --------------
    Total assets                               1,488,640,495
                                              --------------

LIABILITIES:
Securities lending collateral                     79,031,841
Payables:
  Fund shares redeemed                               335,774
  Administrator                                      229,283
  Shareholder communication                          208,857
  Investment securities purchased                    133,634
  Adviser                                            106,530
  NYLIFE Distributors                                 46,994
  Variation margin on futures contracts               31,090
  Custodian                                           25,819
Accrued expenses                                      23,778
                                              --------------
    Total liabilities                             80,173,600
                                              --------------
Net assets                                    $1,408,466,895
                                              ==============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                               $      453,712
  Service Class                                       90,418
Additional paid-in capital                     1,196,763,901
Accumulated undistributed net investment
  income                                          18,609,978
Accumulated net realized loss on investments    (148,966,854)
Net unrealized appreciation on investments       341,515,740
                                              --------------
Net assets                                    $1,408,466,895
                                              ==============
INITIAL CLASS
Net assets applicable to outstanding shares   $1,175,235,314
                                              ==============
Shares of capital stock outstanding               45,371,235
                                              ==============
Net asset value per share outstanding         $        25.90
                                              ==============
SERVICE CLASS
Net assets applicable to outstanding shares   $  233,231,581
                                              ==============
Shares of capital stock outstanding                9,041,844
                                              ==============
Net asset value per share outstanding         $        25.79
                                              ==============

 M-322 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                     $ 13,437,011
  Interest                                           617,614
  Income from securities loaned--net                  66,967
                                                ------------
    Total income                                  14,121,592
                                                ------------
EXPENSES:
  Administration                                   1,438,068
  Advisory                                           663,249
  Distribution and service--Service Class            282,296
  Shareholder communication                          134,773
  Professional                                        94,637
  Directors                                           36,497
  Custodian                                           28,409
  Miscellaneous                                       37,021
                                                ------------
    Total expenses                                 2,714,950
                                                ------------
Net investment income                             11,406,642
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on:
  Security transactions                          (15,409,293)
  Futures transactions                              (413,066)
                                                ------------
Net realized loss on investments                 (15,822,359)
                                                ------------
Net change in unrealized appreciation on:
  Security transactions                           41,427,816
  Futures transactions                               356,456
                                                ------------
Net change in unrealized appreciation on
  investments                                     41,784,272
                                                ------------
Net realized and unrealized gain on
  investments                                     25,961,913
                                                ------------
Net increase in net assets resulting from
  operations                                    $ 37,368,555
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2005

                                             2006             2005
DECREASE IN NET ASSETS:
Operations:
 Net investment income             $   11,406,642   $   23,699,470
 Net realized loss on investments     (15,822,359)     (35,290,045)
 Net change in unrealized
  appreciation on investments          41,784,272       77,111,740
                                   -------------------------------
 Net increase in net assets
  resulting from operations            37,368,555       65,521,165
                                   -------------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                               --      (14,301,966)
   Service Class                               --       (2,138,860)
                                   -------------------------------
 Total dividends to shareholders               --      (16,440,826)
                                   -------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                       32,689,842       34,850,186
   Service Class                       22,824,706       65,284,972
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Initial Class                               --       14,301,966
   Service Class                               --        2,138,860
                                   -------------------------------
                                       55,514,548      116,575,984
 Cost of shares redeemed:
   Initial Class                     (116,830,937)    (186,166,309)
   Service Class                       (8,986,292)      (7,849,281)
                                   -------------------------------
                                     (125,817,229)    (194,015,590)
   Decrease in net assets derived
    from capital share
    transactions                      (70,302,681)     (77,439,606)
                                   -------------------------------
   Net decrease in net assets         (32,934,126)     (28,359,267)

NET ASSETS:
Beginning of period                 1,441,401,021    1,469,760,288
                                   -------------------------------
End of period                      $1,408,466,895   $1,441,401,021
                                   ===============================
Accumulated undistributed net
 investment income at end of
 period                            $   18,609,978   $    7,203,336
                                   ===============================

 M-324 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-325

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                 INITIAL CLASS
                                            ----------------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                               YEAR ENDED DECEMBER 31,
                                              2006*            2005            2004            2003           2002           2001
Net asset value at beginning of period      $   25.25       $    24.38      $    22.40      $    17.68      $  23.14      $  26.88
                                            ----------      ----------      ----------      ----------      --------    ----------
Net investment income                            0.21(b)          0.41(b)         0.37(b)(c)       0.27 (b)     0.26          0.25
Net realized and unrealized gain (loss) on
  investments                                    0.44             0.76            1.98            4.72         (5.40)        (3.49)
                                            ----------      ----------      ----------      ----------      --------    ----------
Total from investment operations                 0.65             1.17            2.35            4.99         (5.14)        (3.24)
                                            ----------      ----------      ----------      ----------      --------    ----------
Less dividends and distributions:
  From net investment income                       --            (0.30)          (0.37)          (0.27)        (0.26)        (0.25)
  From net realized gain on investments            --               --              --              --         (0.06)        (0.25)
  Return of capital                                --               --              --           (0.00)(d)        --            --
                                            ----------      ----------      ----------      ----------      --------    ----------
Total dividends and distributions                  --            (0.30)          (0.37)          (0.27)        (0.32)        (0.50)
                                            ----------      ----------      ----------      ----------      --------    ----------
Net asset value at end of period            $   25.90       $    25.25      $    24.38      $    22.40      $  17.68    $    23.14
                                            ==========      ==========      ==========      ==========      ========    ==========
Total investment return                          2.58%(f)         4.77%(e)       10.49%          28.19%       (22.21%)      (12.11%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          1.63%+           1.68%           1.64%(c)        1.40%         1.25%         1.01%
  Net expenses                                   0.34%+           0.19%           0.39%           0.39%         0.38%         0.37%
  Expenses (before reimbursement)                0.34%+           0.34%           0.39%           0.39%         0.38%         0.37%
Portfolio turnover rate                             3%               5%              3%              3%            5%            4%
Net assets at end of period (in 000's)      $1,175,235      $1,227,193      $1,322,061      $1,239,412      $977,306    $1,326,940

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per share and 0.32%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Less than one cent per share.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     4.62% and 4.35% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(f)  Total return is not annualized.
(g)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.
*    Unaudited.

 M-326 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                          SERVICE CLASS
-----------------------------------------------------------------
  SIX MONTHS                                      JUNE 5, 2003(A)
    ENDED                                             THROUGH
   JUNE 30,         YEAR ENDED DECEMBER 31,        DECEMBER 31,
      2006*           2005           2004              2003
     $  25.18       $  24.34       $  22.38           $ 19.95
    ----------      ---------      ---------      ---------------
         0.18(b)        0.35(b)        0.34(b)(c)        0.12 (b)
         0.43           0.74           1.95              2.56
    ----------      ---------      ---------      ---------------
         0.61           1.09           2.29              2.68
    ----------      ---------      ---------      ---------------
           --          (0.25)         (0.33)            (0.25)
           --             --             --                --
           --             --             --             (0.00)(d)
    ----------      ---------      ---------      ---------------
           --          (0.25)         (0.33)            (0.25)
    ----------      ---------      ---------      ---------------
     $  25.79       $  25.18       $  24.34           $ 22.38
    ==========      =========      =========      ===============
         2.45%(f)       4.47%(e)      10.22%            13.50%(f)
         1.38%+         1.43%          1.39%(c)          1.15%+(g)
         0.59%+         0.44%          0.64%             0.64%+
         0.59%+         0.59%          0.64%             0.64%+
            3%             5%             3%                3%
     $233,232       $214,208       $147,699           $39,440

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX     ONE    FIVE      SINCE
TOTAL RETURNS              MONTHS   YEAR   YEARS   INCEPTION
------------------------------------------------------------
After Portfolio operating
  expenses                  6.19%   9.84%  3.77%     3.77%

(PERFORMANCE GRAPH)

                                                  MAINSTAY VP SMALL CAP                                    RUSSELL 2000 GROWTH
                                                    GROWTH PORTFOLIO           RUSSELL 2000 INDEX                INDEX
                                                  ---------------------        ------------------          -------------------
7/2/01                                                    10000                       10000                       10000
                                                           8379                        9140                        7500
                                                           8124                        8990                        7551
                                                          10176                       11990                        9933
                                                          10958                       13123                       10359
6/30/06                                                   12035                       15036                       11870


SERVICE CLASS(1)                                                   AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX     ONE    FIVE      SINCE
TOTAL RETURNS              MONTHS   YEAR   YEARS   INCEPTION
------------------------------------------------------------
After Portfolio operating
  expenses                  6.06%   9.57%  3.52%     3.52%

(PERFORMANCE GRAPH)

                                                  MAINSTAY VP SMALL CAP                                    RUSSELL 2000 GROWTH
                                                   GROWTH PORTFOLIO            RUSSELL 2000 INDEX                INDEX
                                                  ---------------------        ------------------          -------------------
7/2/01                                                    10000                       10000                       10000
                                                           8358                        9140                        7500
                                                           8083                        8990                        7551
                                                          10101                       11990                        9933
                                                          10849                       13123                       10359
6/30/06                                                   11888                       15036                       11870


                                                            SIX      ONE    FIVE      SINCE
BENCHMARK PERFORMANCE                                      MONTHS   YEAR    YEARS   INCEPTION
---------------------------------------------------------------------------------------------

Russell 2000(R) Growth Index*                               6.07%   14.58%   3.49%    3.49%
Russell 2000(R) Index*                                      8.21    14.58    8.50     8.50

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (7/2/01) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-328   MainStay VP Small Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP SMALL CAP GROWTH
PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2006, to June 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2006, through June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/06            6/30/06           PERIOD(1)           6/30/06            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,062.15            $4.96            $1,020.15             $4.86
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,060.90            $6.23            $1,018.90             $6.11
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.97% for Initial Class and 1.22% for Service Class) multiplied by the average account value over the period, divided by 365, and multiplied by 181 (to reflect the one-half year period).



                                                 www.mainstayfunds.com     M-329

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                       (PORTFOLIO COMPOSITION PIE CHART)

94.7%      Common Stocks
 23.6      Short-Term Investments (collateral from securities lending is 16.9%)
-18.3      Liabilities in Excess of Cash and Other Assets

See Portfolio of Investments on page M-333 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  TETRA Technologies, Inc.
 2.  Terex Corp.
 3.  Sierra Health Services, Inc.
 4.  MSC Industrial Direct Co., Inc., Class A
 5.  Helix Energy Solutions Group, Inc.
 6.  Kirby Corp.
 7.  Wabtec Corp.
 8.  Affiliated Managers Group, Inc.
 9.  Jefferies Group, Inc.
10.  Children's Place Retail Stores, Inc. (The)

 M-330   MainStay VP Small Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Edmund C. Spelman of MacKay Shields LLC.

HOW DID MAINSTAY VP SMALL CAP GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE FIRST HALF OF 2006?

For the six months ended June 30, 2006, MainStay VP Small Cap Growth Portfolio returned 6.19% for Initial Class shares and 6.06% for Service Class shares. Both share classes outperformed the 5.26% return of the average Lipper* Variable Products Small-Cap Growth Portfolio over the same period. Initial Class shares outperformed and Service Class shares underperformed the 6.07% return of the Russell 2000(R) Growth Index,* the Portfolio's broad-based securities-market index, for the six months ended June 30, 2006.

WHAT FACTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S RELATIVE PERFORMANCE?

The performance of MainStay VP Small Cap Growth Portfolio was helped by favorable stock selection in the industrials, health care, and financials sectors, with the largest positive contribution coming from industrial holdings. The Portfolio's overweighted positions in the industrials and energy sectors and underweighted positions in health care and information technology also contributed positively to performance. On the other hand, the Portfolio's stock selections in the consumer discretionary, consumer staples, and energy sectors detracted from performance.

DID YOU MAKE ANY SIGNIFICANT PORTFOLIO MANAGEMENT DECISIONS DURING THE REPORTING PERIOD?

We reduced the Portfolio's exposure to the consumer discretionary sector by more than eight percentage points during the first half of 2006. Since the consumer discretionary sector underperformed the Russell 2000(R) Growth Index* during the reporting period, this decision had a positive impact on performance.

WHAT STOCKS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

For the six months ended June 30, 2006, the greatest positive contributions to the Portfolio's performance came from oil services company Tetra Technologies, heavy-equipment manufacturer Terex, and barge transportation provider and diesel-engine services company Kirby. All three companies benefited from continued strong demand for their products and services.

WHAT STOCKS WERE THE LARGEST DETRACTORS FROM PERFORMANCE?

During the six-month period, the largest detractors from the Portfolio's performance were Beazer Homes, Joseph A. Banks, and Interoil. Beazer Homes suffered from deteriorating fundamentals as orders for new homes declined, inventories rose, and housing affordability slipped to its lowest level in more than a decade. Joseph A. Banks suffered from weaker-than-expected margins, which depressed first quarter earnings results. Interoil had disappointing results from its overseas exploratory-drilling operations, which reduced the firm's underlying asset value. Interoil was sold during the period.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Since energy prices remained at high levels, we added Hydril to the Portfolio. Hydril manufactures pressure-control and premium connection products used in oil and gas drilling. We also added World Fuel Services, a company that markets and sells fuel products to the airline and marine industries worldwide.

ASIDE FROM INTEROIL, WERE THERE ANY OTHER SIGNIFICANT SALES DURING THE REPORTING PERIOD?

We eliminated homebuilders MDC Holdings and Hovnanian Enterprises because of deteriorating

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-331
fundamentals in the housing industry. Corporate actions also accounted for two significant sales. Westcorp was sold when the company was acquired by Wachovia, and Hughes Supply was sold in an acquisition by Home Depot.

HOW DID THE PORTFOLIO'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the six months ended June 30, 2006, the Portfolio increased its weightings in industrials, energy, and information technology. Over the same period, the Portfolio substantially decreased its weighting in the consumer discretionary sector.

HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO THE RUSSELL 2000(R) GROWTH INDEX AT THE END OF THE REPORTING PERIOD?

As of June 30, 2006, the Portfolio was overweighted relative to the Russell 2000(R) Growth Index* in the energy and industrials sectors. At the same time, the Portfolio was underweighted in the consumer discretionary, consumer staples, financials, health care, information technology, and materials sectors. At the end of the reporting period, the Portfolio had no representation in the telecommunication services or utilities sectors.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-332   MainStay VP Small Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (94.7%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.3%)
Ceradyne, Inc. (a)(b)                                   44,650   $  2,209,728
DRS Technologies, Inc. (b)                              45,300      2,208,375
                                                                 ------------
                                                                    4,418,103
                                                                 ------------
BIOTECHNOLOGY (1.2%)
Alkermes, Inc. (a)(b)                                   30,500        577,060
Myogen, Inc. (a)(b)                                     35,400      1,026,600
Progenics Pharmaceuticals, Inc. (a)                     27,100        652,026
                                                                 ------------
                                                                    2,255,686
                                                                 ------------
BUILDING PRODUCTS (0.8%)
Builders FirstSource, Inc. (a)                          28,200        574,152
Simpson Manufacturing Co., Inc.                         28,000      1,009,400
                                                                 ------------
                                                                    1,583,552
                                                                 ------------
CAPITAL MARKETS (4.0%)
V  Affiliated Managers Group, Inc. (a)(b)               44,400      3,857,916
V  Jefferies Group, Inc.                               125,400      3,715,602
                                                                 ------------
                                                                    7,573,518
                                                                 ------------
COMMERCIAL BANKS (2.5%)
Hanmi Financial Corp.                                   66,800      1,298,592
UCBH Holdings, Inc.                                     79,900      1,321,546
Wintrust Financial Corp.                                43,100      2,191,635
                                                                 ------------
                                                                    4,811,773
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (2.5%)
CRA International, Inc. (a)                             41,900      1,891,366
Labor Ready, Inc. (a)                                   79,100      1,791,615
Mobile Mini, Inc. (a)                                   34,300      1,003,618
                                                                 ------------
                                                                    4,686,599
                                                                 ------------
COMMUNICATIONS EQUIPMENT (1.4%)
ARRIS Group, Inc. (a)                                   96,800      1,270,016
Avocent Corp. (a)                                       50,200      1,317,750
                                                                 ------------
                                                                    2,587,766
                                                                 ------------
CONSTRUCTION MATERIALS (0.6%)
Eagle Materials, Inc. (b)                               25,800      1,225,500
                                                                 ------------
ELECTRICAL EQUIPMENT (1.8%)
Genlyte Group, Inc. (The) (a)                           47,000      3,404,210
                                                                 ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.6%)
FLIR Systems, Inc. (a)(b)                               61,100      1,347,866
Global Imaging Systems, Inc. (a)                        54,300      2,241,504
Trimble Navigation, Ltd. (a)                            72,200      3,223,008
                                                                 ------------
                                                                    6,812,378
                                                                 ------------


                                                        SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (9.4%)
Atwood Oceanics, Inc. (a)                               68,600   $  3,402,560
Bronco Drilling Co., Inc. (a)                           66,300      1,385,007
Dresser-Rand Group, Inc. (a)                            83,800      1,967,624
Grey Wolf, Inc. (a)(b)                                 196,700      1,514,590
Hercules Offshore, Inc. (a)                             65,200      2,282,000
Hydril Co. (a)                                          26,600      2,088,632
V  TETRA Technologies, Inc. (a)                        174,000      5,270,460
                                                                 ------------
                                                                   17,910,873
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (5.4%)
ArthroCare Corp. (a)(b)                                 52,300      2,197,123
Dade Behring Holdings, Inc.                             72,400      3,014,736
Gen-Probe, Inc. (a)                                     25,400      1,371,092
Immucor, Inc. (a)                                       99,200      1,907,616
Integra LifeSciences Holdings Corp. (a)(b)              44,600      1,730,926
                                                                 ------------
                                                                   10,221,493
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (6.0%)
Healthways, Inc. (a)(b)                                 46,700      2,458,288
InVentiv Health, Inc. (a)                               46,200      1,329,636
Matria Healthcare, Inc. (a)(b)                          38,700        828,954
V  Sierra Health Services, Inc. (a)                    108,400      4,881,252
Symbion, Inc. (a)                                       35,200        730,752
WellCare Health Plans, Inc. (a)                         25,800      1,265,490
                                                                 ------------
                                                                   11,494,372
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.7%)
Penn National Gaming, Inc. (a)                          83,800      3,249,764
                                                                 ------------

HOUSEHOLD DURABLES (2.6%)
Beazer Homes USA, Inc. (b)                              23,400      1,073,358
Jarden Corp. (a)(b)                                     94,300      2,871,435
Meritage Homes Corp. (a)(b)                             22,200      1,048,950
                                                                 ------------
                                                                    4,993,743
                                                                 ------------
INSURANCE (1.0%)
Tower Group, Inc.                                       66,200      2,002,550
                                                                 ------------

INTERNET & CATALOG RETAIL (1.3%)
Coldwater Creek, Inc. (a)                               89,637      2,398,686
                                                                 ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (2.9%)
Digitas, Inc. (a)                                      151,700   $  1,762,754
j2 Global Communications, Inc. (a)(b)                   72,500      2,263,450
WebEx Communications, Inc. (a)                          42,100      1,496,234
                                                                 ------------
                                                                    5,522,438
                                                                 ------------
LIFE SCIENCES TOOLS & SERVICES (1.1%)
Nektar Therapeutics (a)(b)                              82,100      1,505,714
PRA International (a)                                   25,100        558,977
                                                                 ------------
                                                                    2,064,691
                                                                 ------------
MACHINERY (8.7%)
A.S.V., Inc. (a)(b)                                     85,000      1,958,400
Actuant Corp. Class A                                   44,100      2,202,795
American Railcar Industries, Inc.                        6,500        215,215
CLARCOR, Inc.                                           62,900      1,873,791
RBC Bearings, Inc. (a)                                  56,000      1,271,200
V  Terex Corp. (a)                                      52,700      5,201,490
V  Wabtec Corp.                                        103,400      3,867,160
                                                                 ------------
                                                                   16,590,051
                                                                 ------------
MARINE (2.1%)
V  Kirby Corp. (a)                                      99,500      3,930,250
                                                                 ------------

OIL, GAS & CONSUMABLE FUELS (9.2%)
Arch Coal, Inc.                                         31,600      1,338,892
Aventine Renewable Energy Holding, Inc. (a)              1,300         50,570
Foundation Coal Holdings, Inc.                          52,800      2,477,904
Giant Industries, Inc. (a)                              26,600      1,770,230
V  Helix Energy Solutions Group, Inc. (a)(b)            99,000      3,995,640
Holly Corp.                                             46,900      2,260,580
James River Coal Co. (a)(b)                             57,500      1,523,175
Massey Energy Co. (b)                                   52,700      1,897,200
World Fuel Services Corp.                               49,400      2,257,086
                                                                 ------------
                                                                   17,571,277
                                                                 ------------
PERSONAL PRODUCTS (0.9%)
Chattem, Inc. (a)(b)                                    55,500      1,685,535
                                                                 ------------
PHARMACEUTICALS (0.6%)
Adolor Corp. (a)                                        45,200      1,130,452
                                                                 ------------

ROAD & RAIL (2.7%)
Knight Transportation, Inc. (b)                         85,350      1,724,070
Old Dominion Freight Line, Inc. (a)                     90,250      3,392,497
                                                                 ------------
                                                                    5,116,567
                                                                 ------------


                                                        SHARES          VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.4%)
Cymer, Inc. (a)                                         31,000   $  1,440,260
Diodes, Inc. (a)                                        69,350      2,873,864
Micrel, Inc. (a)                                        34,500        345,345
Microsemi Corp. (a)(b)                                  50,200      1,223,876
Silicon Laboratories, Inc. (a)(b)                       20,300        713,545
Tessera Technologies, Inc. (a)                          65,700      1,806,750
                                                                 ------------
                                                                    8,403,640
                                                                 ------------
SOFTWARE (4.4%)
Epicor Software Corp. (a)                              121,300      1,277,289
FactSet Research Systems, Inc.                          54,350      2,570,755
Hyperion Solutions Corp. (a)                            22,050        608,580
MICROS Systems, Inc. (a)                                48,100      2,101,008
Witness Systems, Inc. (a)(b)                            85,400      1,722,518
                                                                 ------------
                                                                    8,280,150
                                                                 ------------
SPECIALTY RETAIL (6.4%)
A.C. Moore Arts & Crafts, Inc. (a)(b)                   57,300        934,563
V  Children's Place Retail
  Stores, Inc. (The) (a)(b)                             61,700      3,705,085
GameStop Corp. Class A (a)(b)                           34,353      1,442,826
Guitar Center, Inc. (a)(b)                              59,700      2,654,859
Hibbett Sporting Goods, Inc. (a)                        85,475      2,042,853
J. Crew Group, Inc. (a)                                  1,300         35,685
Jos. A. Bank Clothiers, Inc. (a)(b)                     18,524        443,835
PETCO Animal Supplies, Inc. (a)                         42,900        876,447
                                                                 ------------
                                                                   12,136,153
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (1.1%)
Phillips-Van Heusen Corp.                               53,300      2,033,928
                                                                 ------------

TRADING COMPANIES & DISTRIBUTORS (2.1%)
V  MSC Industrial Direct Co., Inc. Class A              84,500      4,019,665
                                                                 ------------
Total Common Stocks
  (Cost $142,649,375)                                             180,115,363
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (23.6%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (12.0%)
American General Finance Corp.
  5.25%, due 7/18/06                                $3,200,000      3,192,067
Barton Capital LLC
  5.272%, due 7/21/06 (c)                              459,248        459,248
Clipper Receivables Corp.
  5.094%, due 7/5/06 (c)                               459,248        459,248
Compass Securitization Corp.
  5.331%, due 7/24/06 (c)                              679,727        679,727

 M-334 MainStay VP Small Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Fairway Finance Corp.
  5.268%, due 7/6/06 (c)                            $  688,872   $    688,872
Falcon Asset Securitization Corp.
  5.099%, due 7/6/06 (c)                               688,872        688,872
Grampian Funding LLC
  5.266%, due 7/13/06 (c)                              688,872        688,872
Kitty Hawk Funding Corp.
  5.161%, due 7/10/06 (c)                              688,872        688,872
Liberty Street Funding Corp.
  5.082%, due 7/3/06 (c)                               688,872        688,872
  5.239%, due 7/24/06 (c)                            1,148,120      1,148,120
Morgan Stanley
  5.27%, due 7/17/06                                 4,500,000      4,489,460
Ranger Funding LLC
  5.265%, due 8/1/06 (c)                               673,527        673,527
Sheffield Receivables Corp.
  5.252%, due 7/18/06 (c)                              688,872        688,872
  5.31%, due 7/11/06 (c)                               688,872        688,872
Silver Tower U.S. Funding
  5.335%, due 7/31/06 (c)                              780,722        780,722
Societe Generale North America, Inc.
  5.28%, due 7/3/06                                  5,175,000      5,173,482
Yorktown Capital LLC
  5.272%, due 7/20/06 (c)                              913,903        913,903
                                                                 ------------
Total Commercial Paper
  (Cost $22,791,608)                                               22,791,608
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (2.2%)
BGI Institutional Money Market Fund (c)              4,149,732      4,149,732
                                                                 ------------
Total Investment Company
  (Cost $4,149,732)                                                 4,149,732
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE
REPURCHASE AGREEMENT (0.4%)
Morgan Stanley & Co.
  5.42%, dated 6/30/06
  due 7/3/06
  Proceeds at Maturity $872,965 (Collateralized by
  various bonds with a Principal Amount of
  $1,026,472 and a Market Value of $898,507) (c)    $  872,571   $    872,571
                                                                 ------------
Total Repurchase Agreement
  (Cost $872,571)                                                     872,571
                                                                 ------------
TIME DEPOSITS (9.0%)
Bank of America Corp.
  5.27%, due 7/25/06 (c)(d)                          1,836,992      1,836,992
Calyon
  5.265%, due 8/2/06 (c)                             1,607,368      1,607,368
Credit Suisse First Boston Corp.
  5.305%, due 7/27/06 (c)                            1,607,368      1,607,368
Fortis Bank
  5.26%, due 7/7/06 (c)                              1,607,368      1,607,368
Skandinaviska Enskilda Banken AB
  5.08%, due 7/5/06 (c)                              2,066,615      2,066,615
Societe Generale North America, Inc.
  5.313%, due 7/3/06 (c)                             4,072,181      4,072,181
Toronto Dominion Bank
  5.30%, due 7/26/06 (c)                             1,836,992      1,836,992
UBS AG
  5.10%, due 7/7/06 (c)                                918,496        918,496
Wells Fargo Bank N.A.
  5.22%, due 7/6/06 (c)                              1,607,368      1,607,368
                                                                 ------------
Total Time Deposits
  (Cost $17,160,748)                                               17,160,748
                                                                 ------------
Total Short-Term Investments
  (Cost $44,974,659)                                               44,974,659
                                                                 ------------
Total Investments
  (Cost $187,624,034) (e)                                118.3%   225,090,022(f)
Liabilities in Excess of
  Cash and Other Assets                                  (18.3)   (34,867,415)
                                                    ----------   ------------
Net Assets                                               100.0%  $190,222,607
                                                    ==========   ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

(a)  Non-income producing security.
(b) Represents security, or a portion thereof, which is out on loan.
(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at June
     30, 2006.
(e) The cost for federal income tax purposes is $187,797,959.
(f)  At June 30, 2006 net unrealized appreciation was
     $37,292,063, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $42,421,014 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $5,128,951.

 M-336 MainStay VP Small Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost
  $187,624,034) including $31,120,081
  market value of securities loaned             $225,090,022
Cash                                                   8,139
Receivables:
  Investment securities sold                       2,297,630
  Fund shares sold                                    58,394
  Dividends and interest                              24,075
Other assets                                           4,663
                                                -------------
    Total assets                                 227,482,923
                                                -------------

LIABILITIES:
Securities lending collateral                     32,119,650
Payables:
  Investment securities purchased                  4,889,083
  Manager                                            143,507
  Shareholder communication                           33,885
  Fund shares redeemed                                32,812
  NYLIFE Distributors                                 17,503
  Professional                                        15,978
  Custodian                                            4,131
  Directors                                              304
Accrued expenses                                       3,463
                                                -------------
    Total liabilities                             37,260,316
                                                -------------
Net assets                                      $190,222,607
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $     85,421
  Service Class                                       75,965
Additional paid-in capital                       147,709,766
Accumulated net investment loss                     (630,496)
Accumulated undistributed net realized gain on
  investments                                      5,515,963
Net unrealized appreciation on investments        37,465,988
                                                -------------
Net assets                                      $190,222,607
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $101,044,762
                                                =============
Shares of capital stock outstanding                8,542,085
                                                =============
Net asset value per share outstanding           $      11.83
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 89,177,845
                                                =============
Shares of capital stock outstanding                7,596,501
                                                =============
Net asset value per share outstanding           $      11.74
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $   175,042
  Interest                                           156,756
  Income from securities loaned--net                  43,988
                                                 ------------
    Total income                                     375,786
                                                 ------------
EXPENSES:
  Manager                                            834,427
  Distribution and service--Service Class            108,078
  Professional                                        32,469
  Shareholder communication                           18,990
  Custodian                                            5,344
  Directors                                            4,347
  Miscellaneous                                        2,627
                                                 ------------
    Total expenses                                 1,006,282
                                                 ------------
Net investment loss                                 (630,496)
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   7,336,581
Net change in unrealized appreciation on
  investments                                      3,986,270
                                                 ------------
Net realized and unrealized gain on investments   11,322,851
                                                 ------------
Net increase in net assets resulting from
  operations                                     $10,692,355
                                                 ============

 M-338 MainStay VP Small Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2005

                                            2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                $   (630,496)  $   (596,142)
 Net realized gain (loss) on
  investments                          7,336,581       (910,433)
 Net change in unrealized
  appreciation on investments          3,986,270      7,709,461
                                    ---------------------------
 Net increase in net assets
  resulting from operations           10,692,355      6,202,886
                                    ---------------------------

Distributions to shareholders:
 From net realized gain on investments:
   Initial Class                              --     (1,632,350)
   Service Class                              --     (1,384,577)
                                    ---------------------------
 Total distributions to
  shareholders                                --     (3,016,927)
                                    ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                      12,707,276     11,633,771
   Service Class                       9,397,853     25,126,834
 Net asset value of shares issued
  to shareholders in reinvestment of
  distributions:
   Initial Class                              --      1,632,350
   Service Class                              --      1,384,577
                                    ---------------------------
                                      22,105,129     39,777,532
 Cost of shares redeemed:
   Initial Class                     (12,378,288)   (25,672,239)
   Service Class                      (5,365,804)    (3,808,724)
                                    ---------------------------
                                     (17,744,092)   (29,480,963)
   Increase in net assets derived
    from capital share
    transactions                       4,361,037     10,296,569
                                    ---------------------------
   Net increase in net assets         15,053,392     13,482,528

NET ASSETS:
Beginning of period                  175,169,215    161,686,687
                                    ---------------------------
End of period                       $190,222,607   $175,169,215
                                    ===========================
Accumulated net investment loss at
 end of period                      $   (630,496)  $         --
                                    ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                               INITIAL CLASS
                                            ------------------------------------------------------------------------------------
                                            SIX MONTHS                                                           JULY 2, 2001(A)
                                              ENDED                                                                  THROUGH
                                             JUNE 30,                   YEAR ENDED DECEMBER 31,                   DECEMBER 31,
                                              2006*          2005          2004         2003         2002             2001
Net asset value at beginning of period       $  11.14       $ 10.89      $   9.96      $  7.03      $  9.55          $ 10.00
                                            ----------      -------      --------      -------      -------      ---------------
Net investment loss (b)                         (0.03)        (0.03)        (0.06)       (0.06)       (0.05)           (0.02)
Net realized and unrealized gain (loss) on
  investments                                    0.72          0.48          0.99         2.99        (2.47)           (0.43)
                                            ----------      -------      --------      -------      -------      ---------------
Total from investment operations                 0.69          0.45          0.93         2.93        (2.52)           (0.45)
                                            ----------      -------      --------      -------      -------      ---------------
Less distributions:
  From net realized gain on investments            --         (0.20)           --           --           --               --
                                            ----------      -------      --------      -------      -------      ---------------
Net asset value at end of period             $  11.83       $ 11.14      $  10.89      $  9.96      $  7.03          $  9.55
                                            ==========      =======      ========      =======      =======      ===============
Total investment return                          6.19%(c)      4.06%         9.40%       41.69%      (26.41%)          (4.52%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                           (0.56%)+      (0.26%)       (0.61%)      (0.73%)      (0.68%)          (0.50%)+
  Net expenses                                   0.97%+        0.95%         0.95%        0.95%        0.95%            0.95%+
  Expenses (before reimbursement)                0.97%+        0.98%         1.14%        1.21%        1.29%            1.96%+
Portfolio turnover rate                            21%           41%          108%          65%         126%              55%
Net assets at end of period (in 000's)       $101,045       $94,855      $105,650      $90,085      $34,368          $20,435

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized
*    Unaudited.

 M-340 MainStay VP Small Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                          SERVICE CLASS
-----------------------------------------------------------------
  SIX MONTHS                                      JUNE 5, 2003(A)
    ENDED                                             THROUGH
   JUNE 30,         YEAR ENDED DECEMBER 31,        DECEMBER 31,
      2006*           2005           2004              2003
     $ 11.07         $ 10.85        $  9.94           $  8.06
    ----------      ---------      ---------      ---------------
       (0.05)          (0.06)         (0.08)            (0.04)
        0.72            0.48           0.99              1.92
    ----------      ---------      ---------      ---------------
        0.67            0.42           0.91              1.88
    ----------      ---------      ---------      ---------------
          --           (0.20)            --                --
    ----------      ---------      ---------      ---------------
     $ 11.74         $ 11.07        $ 10.85           $  9.94
    ==========      =========      =========      ===============
        6.06%(c)        3.81%          9.13%            23.37%(c)
       (0.81%)+        (0.51%)        (0.86%)           (0.98%)+(d)
        1.22%+          1.20%          1.20%             1.20%+
        1.22%+          1.23%          1.39%             1.46%+
          21%             41%           108%               65%
     $89,178         $80,314        $56,037           $14,398

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP TOTAL RETURN PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX     ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR   YEARS   YEARS
--------------------------------------------------------
After Portfolio operating
  expenses                  1.58%   6.46%  2.45%   6.24%

(PERFORMANCE GRAPH)

                                         MAINSTAY VP TOTAL     TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                          RETURN PORTFOLIO       COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                         -----------------     -------------------     -----------------        -------------
6/30/96                                        10000                  10000                  10000                  10000
                                               11612                  12187                  12228                  13470
                                               14234                  14983                  14942                  17533
                                               16756                  17667                  17148                  21523
                                               19031                  20712                  18452                  23083
                                               16232                  16763                  17564                  19659
                                               14096                  14522                  16215                  16123
                                               14477                  15460                  17067                  16164
                                               16099                  17109                  19041                  19252
                                               17207                  17769                  20486                  20470
6/30/06                                        18318                  18371                  21531                  22236


SERVICE CLASS(1)                                                   AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX     ONE    FIVE     TEN
TOTAL RETURNS              MONTHS   YEAR   YEARS   YEARS
--------------------------------------------------------
After Portfolio operating
  expenses                  1.46%   6.15%  2.19%   5.97%

(Performance Graph)

                                         MAINSTAY VP TOTAL     TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                         RETURN PORTFOLIO        COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                         -----------------     -------------------     -----------------        -------------
6/30/96                                        10000                  10000                  10000                  10000
                                               11583                  12187                  12228                  13470
                                               14162                  14983                  14942                  17533
                                               16627                  17667                  17148                  21523
                                               18834                  20712                  18452                  23083
                                               16025                  16763                  17564                  19659
                                               13881                  14522                  16215                  16123
                                               14221                  15460                  17067                  16164
                                               15776                  17109                  19041                  19252
                                               16820                  17769                  20486                  20470
6/30/06                                        17854                  18371                  21531                  22236


                                                              SIX     ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                        MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------------------------------------------

Total Return Core Composite Index*                            1.38%   5.10%  4.16%   7.97%
Total Return Growth Composite Index*                         -0.82    3.39   1.85    6.27
S&P 500(R) Index*                                             2.71    8.63   2.49    8.32

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from 7/1/96 through 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-342   MainStay VP Total Return Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2006, to June 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2006, through June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/06            6/30/06           PERIOD(1)           6/30/06            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,015.90            $2.90            $1,022.10             $2.91
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,014.65            $4.15            $1,020.85             $4.16
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.58% for Initial Class and 0.83% for Service Class) multiplied by the average account value over the period, divided by 365, and multiplied by 181 (to reflect the one-half year period).



                                                 www.mainstayfunds.com     M-343

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           68.2%
U.S. Government & Federal Agencies                                      18.9
Short-Term Investments (collateral from securities lending
  is 5.7%)                                                               7.6
Corporate Bonds                                                          5.0
Foreign Bonds                                                            1.9
Mortgage-Backed Securities                                               1.6
Convertible Bonds                                                        1.3
Asset-Backed Securities                                                  1.1
Convertible Preferred Stocks                                             0.9
Municipal Bond                                                           0.1
Loan Assignments                                                         0.0*
Yankee Bonds                                                             0.0*
Liabilities in Excess of Cash and Other Assets                          -6.6

* Less than one tenth of a percent.

See Portfolio of Investments on page M-347 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Bank of America Corp.
 2.  Citigroup, Inc.
 3.  Comcast Corp., Class A
 4.  United States Treasury Note, 3.875%, due 9/15/10
 5.  Transocean, Inc.
 6.  Pfizer, Inc.
 7.  ExxonMobil Corp.
 8.  United States Treasury Note, 4.50%, due 2/15/09
 9.  PMI Group, Inc. (The)
10.  Verizon Communications, Inc.

 M-344   MainStay VP Total Return Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Gary Goodenough, Richard A. Rosen, and Edmund C. Spelman of MacKay Shields LLC.

HOW DID MAINSTAY VP TOTAL RETURN PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED JUNE 30, 2006?

For the first six months of 2006, MainStay VP Total Return Portfolio returned 1.58% for Initial Class shares and 1.46% for Service Class shares. Both share classes underperformed the 2.14% return of the average Lipper* Variable Products Mixed-Asset Target Allocation Growth Portfolio over the same period. Both share classes outperformed the 1.38% return of the Total Return Core Composite Index,* the Portfolio's broad-based securities-market index, for the six months ended June 30, 2006.

WHAT ACCOUNTED FOR THE PORTFOLIO'S OUTPERFORMANCE OF THE TOTAL RETURN CORE COMPOSITE INDEX?*

The Portfolio's positive performance relative to the benchmark resulted primarily from stock selection and an overweighted position in the energy sector.

WHICH EQUITY SECTORS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH EQUITY SECTORS WERE THE WEAKEST CONTRIBUTORS?

For the first six months of 2006, the three strongest-performing equity sectors in the Portfolio relative to the Russell 1000(R) Index,* the equity component of the Total Return Core Composite Index,* were energy, information technology, and financials. The biggest detractors were consumer discretionary, telecommunication services, and health care.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH STOCKS WERE THE WEAKEST?

The three strongest contributors to the Portfolio's performance were Inco, Weatherford International, and Baker Hughes. The stocks that detracted the most from the Portfolio's performance were Apple Computer, Intel, and UnitedHealth Group.

WHY WAS INCO SUCH A STRONG CONTRIBUTOR?

The company, which benefited from a strong nickel market, enjoyed two separate takeover bids during the reporting period. We sold a portion of the Portfolio's position in Inco when the company's shares reached our price target, which was above the closing price at the end of the reporting period.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES IN THE EQUITY PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

During the first half of 2006, we added several new positions to the Portfolio. Among these were Comcast, News Corporation, Bank of America, Prudential Financial, Texas Instruments, Yahoo!, and Citrix Systems.

We sold the Portfolio's entire positions in homebuilders Centex Corporation, D.R. Horton, and Lennar Corporation. We also sold the Portfolio's entire positions in Carnival and Brunswick.

HOW WAS THE EQUITY PORTION OF THE PORTFOLIO POSITIONED AT THE END OF JUNE 2006?

At the end of June 2006, the equity portion of the Portfolio was underweighted relative to the Russell 1000(R) Index* in financials. This positioning helped the Portfolio's performance. At the same time, the Portfolio was overweighted in the consumer discretionary sector, which detracted from performance.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The principal risk of investing in value stocks is that they may never reach what the Portfolio Manager believes is their full value or that they may even go down in value. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-345

HOW DID THE BOND PORTION OF THE PORTFOLIO PERFORM RELATIVE TO THE BOND PORTION OF THE TOTAL RETURN CORE COMPOSITE INDEX?*

Our short-duration posture helped relative performance by leaving the bond portion of the Portfolio less exposed to higher interest rates than the Lehman Brothers(R) Aggregate Bond Index,* the bond component of the benchmark. The Portfolio's yield-curve posture also helped when 30-year rates rose less than two-year rates and the Treasury yield curve flattened. Toward the middle of the reporting period, the Portfolio's short-duration trade appeared to have run its course, so we brought the duration of the bond portion of the Portfolio closer to neutral by purchasing Treasury securities.

As rates rose and the shape of the yield curve continued to vary, dislocations occasionally arose. Fortunately, we were able to capitalize on some of these yield-curve anomalies. We added value by purchasing older Treasury bonds whose terms-to-maturity were approaching ten years and by purchasing off-the-run bonds (or the nearest neighbors to the new 30-year benchmark).

DURING THE REPORTING PERIOD, WERE THERE ANY SIGNIFICANT WEIGHTING CHANGES IN THE BOND PORTION OF THE PORTFOLIO?

The bond portion of the Portfolio maintained an overweighted position relative to the Lehman Brothers(R) Aggregate Bond Index* in securitized product. We expected mortgage-backed and asset-backed securities to be generally well-behaved as interest rates rose, refinancing options declined, and future cash flows became more predictable. We also felt that higher yields could attract crossover buyers from the credit sector. Accordingly, the Portfolio's positions in commercial mortgage-backed securities and asset-backed securities added value during the reporting period. The Portfolio's overweighted position in Ginnie Mae securities, on the other hand, detracted from performance when overseas demand declined and prices fell. Toward the end of the reporting period, we brought the Portfolio's Ginnie Mae allocation closer to neutral.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-346   MainStay VP Total Return Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (29.9%)+
ASSET-BACKED SECURITIES (1.1%)
------------------------------------------------------------------------------
COMMERCIAL BANKS (0.1%)
Structured Asset Investment Loan Trust
  Series 2006-3, Class A4
  5.413%, due 6/25/36 (a)                           $  345,000    $    344,993
                                                                  ------------
CONSUMER FINANCE (0.4%)
Harley-Davidson Motorcycle Trust
  Series 2004-1, Class A2
  2.53%, due 11/15/11                                1,650,000       1,593,471
Volkswagen Auto Loan Enhanced Trust
  Series 2003-2, Class A3
  2.27%, due 10/22/07                                  197,616         197,030
                                                                  ------------
                                                                     1,790,501
                                                                  ------------

CONSUMER LOANS (0.2%)
Atlantic City Electric Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                                  850,000         829,416
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (0.3%)
Bank of America Credit Card Trust
  Series 2006-C4, Class C4
  5.429%, due 11/15/11 (a)                             445,000         445,000
Capital One Master Trust
  Series 2001-5, Class A
  5.30%, due 6/15/09                                   480,000         480,153
Dunkin Securitization
  Series 2006-1, Class A2
  5.779%, due 6/20/31 (b)                              385,000         382,179
                                                                  ------------
                                                                     1,307,332
                                                                  ------------
ELECTRIC (0.1%)
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                                     82,715          89,952
Public Service New Hampshire Funding
  LLC Pass Through Certificates
  Series 2002-1, Class A
    4.58%, due 2/1/10                                  692,194         686,633
                                                                  ------------
                                                                       776,585
                                                                  ------------
Total Asset-Backed Securities
  (Cost $5,136,935)                                                  5,048,827
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE BONDS (1.3%)
------------------------------------------------------------------------------
BIOTECHNOLOGY (0.1%)
Amgen, Inc.
  0.125%, due 2/1/11 (b)                            $  535,000    $    502,900
                                                                  ------------

DISTRIBUTION & WHOLESALE (0.2%)
Costco Wholesale Corp.
  (zero coupon), due 8/19/17 (c)                       485,000         632,319
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (0.2%)
American Express Co.
  1.85%, due 12/1/33
  (zero coupon), beginning 12/1/06                     515,000         529,806
Merrill Lynch & Co., Inc.
  (zero coupon), due 3/13/32                           515,000         561,350
                                                                  ------------
                                                                     1,091,156
                                                                  ------------
HEALTH CARE-SERVICES (0.0%)++
Laboratory Corp. of America Holdings
  (zero coupon), due 9/11/21 (d)                        10,000           8,475
                                                                  ------------

LODGING (0.1%)
Hilton Hotels Corp.
  3.375%, due 4/15/23                                  455,000         599,462
                                                                  ------------

MEDIA (0.1%)
Liberty Media Corp.
  3.50%, due 1/15/31                                   530,000         505,487
                                                                  ------------

OIL & GAS SERVICES (0.3%)
Halliburton Co.
  3.125%, due 7/15/23                                  275,000         552,750
Schlumberger, Ltd.
  Series A
  1.50%, due 6/1/23                                    355,000         646,100
                                                                  ------------
                                                                     1,198,850
                                                                  ------------
PHARMACEUTICALS (0.3%)
ALZA Corp.
  (zero coupon), due 7/28/20                           655,000         542,012
Teva Pharmaceutical Finance LLC
  Series C
  0.25%, due 2/1/26                                    405,000         384,244
Wyeth
  4.239%, due 1/15/24 (a)                              535,000         559,610
                                                                  ------------
                                                                     1,485,866
                                                                  ------------
Total Convertible Bonds
  (Cost $5,920,328)                                                  6,024,515
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (5.0%)
------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.0%)++
Sequa Corp.
  8.875%, due 4/1/08                                $   45,000    $     46,856
  9.00%, due 8/1/09                                     15,000          15,825
                                                                  ------------
                                                                        62,681
                                                                  ------------
AGRICULTURE (0.1%)
Cargill, Inc.
  4.375%, due 6/1/13 (b)                               460,000         421,442
Reynolds American, Inc.
  7.625%, due 6/1/16 (b)                                30,000          29,325
  7.75%, due 6/1/18 (b)                                 15,000          14,400
                                                                  ------------
                                                                       465,167
                                                                  ------------
AIRLINES (0.1%)
Delta Air Lines, Inc.
  8.30%, due 12/15/29 (e)                              105,000          30,187
Southwest Airlines Co.
  5.125%, due 3/1/17                                   545,000         490,703
                                                                  ------------
                                                                       520,890
                                                                  ------------
AUTO MANUFACTURERS (0.0%)++
DaimlerChrysler N.A. Holding Corp.
  6.50%, due 11/15/13                                  125,000         124,932
                                                                  ------------
AUTO PARTS & EQUIPMENT (0.0%)++
Collins & Aikman Products Co.
  12.875%, due 8/15/12 (b)(e)                           45,000           3,150
Goodyear Tire & Rubber Co. (The)
  11.25%, due 3/1/11                                    55,000          60,362
Tenneco Automotive, Inc.
  8.625%, due 11/15/14 (c)                              45,000          44,887
                                                                  ------------
                                                                       108,399
                                                                  ------------
BANKS (0.2%)
HSBC Bank USA N.A.
  4.625%, due 4/1/14                                   685,000         628,051
USB Capital IX
  6.189%, due 10/15/49 (a)                             135,000         132,015
                                                                  ------------
                                                                       760,066
                                                                  ------------
CHEMICALS (0.1%)
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                                    55,000          53,350
IMC Global, Inc.
  Series B
  10.875%, due 6/1/08                                   65,000          69,225
Lyondell Chemical Co.
  9.50%, due 12/15/08                                  103,000         105,832
  10.50%, due 6/1/13                                    50,000          55,000

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CHEMICALS (CONTINUED)
Millennium America, Inc.
  7.625%, due 11/15/26                              $   75,000    $     63,375
Terra Capital, Inc.
  12.875%, due 10/15/08                                 60,000          67,950
                                                                  ------------
                                                                       414,732
                                                                  ------------
COMPUTERS (0.0%)++
SunGard Data Systems, Inc.
  3.75%, due 1/15/09                                    35,000          32,419
  9.125%, due 8/15/13 (b)                               25,000          25,937
  10.25%, due 8/15/15 (b)                               25,000          25,844
                                                                  ------------
                                                                        84,200
                                                                  ------------
COSMETICS & PERSONAL CARE (0.1%)
Estee Lauder Cos., Inc. (The)
  5.75%, due 10/15/33                                  370,000         341,353
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (0.8%)
American Real Estate Partners, L.P./American Real
  Estate Finance Corp.
  8.125%, due 6/1/12                                    90,000          89,775
Bear Stearns Cos., Inc. (The)
  2.875%, due 7/2/08                                   580,000         550,222
Citigroup, Inc.
  5.00%, due 9/15/14                                   700,000         655,177
General Motors Acceptance Corp.
  5.125%, due 5/9/08                                   400,000         383,202
  6.75%, due 12/1/14 (c)                                35,000          32,509
  6.875%, due 9/15/11                                   25,000          23,854
  8.00%, due 11/1/31                                    80,000          76,892
HSBC Finance Corp.
  4.75%, due 4/15/10                                   520,000         501,568
LaBranche & Co., Inc.
  11.00%, due 5/15/12                                   35,000          38,325
OMX Timber Finance Investments LLC
  Series 1
  5.42%, due 1/29/20 (b)                               255,000         237,907
Rainbow National Services LLC
  8.75%, due 9/1/12 (b)                                 50,000          52,500
Residential Capital Corp.
  6.375%, due 6/30/10                                  870,000         858,160
  6.50%, due 4/17/13                                   400,000         392,538
                                                                  ------------
                                                                     3,892,629
                                                                  ------------
ELECTRIC (0.4%)
AES Corp. (The)
  9.00%, due 5/15/15 (b)                                85,000          91,375
Calpine Corp.
  8.50%, due 7/15/10 (b)(e)                             76,000          71,440

 M-348 MainStay VP Total Return Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
ELECTRIC (CONTINUED)
Kiowa Power Partners LLC
  Series B
  5.737%, due 3/30/21 (b)                           $  540,000    $    500,974
Monterrey Power S.A. de C.V.
  9.625%, due 11/15/09 (b)                             320,323         345,148
NiSource Finance Corp.
  5.45%, due 9/15/20                                   565,000         509,977
NRG Energy, Inc.
  7.25%, due 2/1/14                                     10,000           9,750
  7.375%, due 2/1/16                                    20,000          19,500
PSE&G Energy Holdings LLC
  8.625%, due 2/15/08                                   35,000          35,875
Tenaska Virginia Partners, L.P.
  6.119%, due 3/30/24 (b)                              269,611         262,658
                                                                  ------------
                                                                     1,846,697
                                                                  ------------

ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
Emerson Electric Co.
  6.00%, due 8/15/32                                   520,000         513,211
                                                                  ------------
ELECTRONICS (0.0%)++
Fisher Scientific International, Inc.
  6.75%, due 8/15/14                                    45,000          44,831
                                                                  ------------
ENTERTAINMENT (0.0%)++
Mohegan Tribal Gaming Authority
  6.375%, due 7/15/09                                   70,000          68,162
                                                                  ------------
ENVIRONMENTAL CONTROL (0.0%)++
Geo Sub Corp.
  11.00%, due 5/15/12                                   55,000          55,275
                                                                  ------------
FOOD (0.1%)
Kroger Co. (The)
  6.75%, due 4/15/12                                   330,000         338,784
                                                                  ------------
FOREST PRODUCTS & PAPER (0.0%)++
Georgia-Pacific Corp.
  7.75%, due 11/15/29                                   10,000           9,150
  8.00%, due 1/15/24                                    15,000          14,175
  8.875%, due 5/15/31                                   20,000          19,900
                                                                  ------------
                                                                        43,225
                                                                  ------------
HEALTH CARE-SERVICES (0.3%)
HCA, Inc.
  6.50%, due 2/15/16                                   390,000         360,604
  8.36%, due 4/15/24                                    80,000          80,064
  8.75%, due 9/1/10                                     85,000          89,613

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
HEALTH CARE-SERVICES (CONTINUED)
Highmark, Inc.
  6.80%, due 8/15/13 (b)                            $  835,000    $    855,729
Quest Diagnostics, Inc.
  5.45%, due 11/1/15                                   215,000         203,840
                                                                  ------------
                                                                     1,589,850
                                                                  ------------

HOLDING COMPANIES--DIVERSIFIED (0.0%)++
Kansas City Southern Railway
  9.50%, due 10/1/08                                    45,000          47,137
                                                                  ------------

HOME BUILDERS (0.1%)
K. Hovnanian Enterprises
  8.625%, due 1/15/17                                  390,000         387,075
                                                                  ------------
INSURANCE (0.2%)
Allstate Corp. (The)
  5.95%, due 4/1/36                                    250,000         229,744
Crum & Forster Holdings Corp.
  10.375%, due 6/15/13                                  50,000          50,875
Fund American Cos., Inc.
  5.875%, due 5/15/13                                  675,000         647,660
                                                                  ------------
                                                                       928,279
                                                                  ------------
IRON & STEEL (0.0%)++
United States Steel Corp.
  10.75%, due 8/1/08                                    55,000          59,125
                                                                  ------------
LODGING (0.1%)
MGM Mirage, Inc.
  6.75%, due 9/1/12                                     20,000          19,250
  7.00%, due 11/15/36                                  105,000         104,737
  7.25%, due 10/15/06                                    5,000           5,019
  8.375%, due 2/1/11                                    35,000          35,875
  8.50%, due 9/15/10                                    75,000          77,906
Park Place Entertainment Corp.
  9.375%, due 2/15/07                                   85,000          86,487
Starwood Hotels & Resorts Worldwide, Inc.
  7.375%, due 11/15/15                                  40,000          40,300
                                                                  ------------
                                                                       369,574
                                                                  ------------
MEDIA (0.5%)
Clear Channel Communications, Inc.
  5.50%, due 9/15/14                                   200,000         181,061
Houghton Mifflin Co.
  7.20%, due 3/15/11                                    70,000          70,350
MediaNews Group, Inc.
  6.375%, due 4/1/14                                    65,000          56,875
Morris Publishing Group LLC
  7.00%, due 8/1/13                                     50,000          47,500

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
MEDIA (CONTINUED)
Paxson Communications Corp.
  8.318%, due 1/15/12 (a)(b)                        $   10,000    $     10,100
  11.318%, due 1/15/13 (a)(b)                           45,000          45,112
Reed Elsevier Capital, Inc.
  4.625%, due 6/15/12                                  365,000         338,129
Time Warner
  Entertainment Co., L.P.
  10.15%, due 5/1/12                                 1,180,000       1,383,300
Viacom, Inc.
  6.25%, due 4/30/16 (b)                               300,000         291,225
Ziff Davis Media, Inc.
  11.149%, due 5/1/12 (a)                               45,000          42,412
                                                                  ------------
                                                                     2,466,064
                                                                  ------------
MINING (0.1%)
Southern Copper Corp.
  7.50%, due 7/27/35                                   270,000         257,777
                                                                  ------------
OIL & GAS (0.5%)
Chesapeake Energy Corp.
  6.50%, due 8/15/17                                    95,000          86,687
Enterprise Products Operating, L.P.
  Series B
  6.65%, due 10/15/34                                  400,000         379,512
Forest Oil Corp.
  8.00%, due 12/15/11                                   60,000          61,350
Gazprom International S.A.
  7.201%, due 2/1/20 (b)                               500,000         506,875
Hilcorp Energy I, L.P./Hilcorp Finance Co.
  9.00%, due 6/1/16 (b)                                 45,000          45,337
Mission Resources Corp.
  9.875%, due 4/1/11                                     5,000           5,575
Pemex Project Funding
  Master Trust
  6.625%, due 6/15/35                                  420,000         380,100
PetroHawk Energy Corp.
  9.125%, due 7/15/13 (b)                               45,000          44,775
Pogo Producing Co.
  6.875%, due 10/1/17                                   80,000          74,100
Pride International, Inc.
  7.375%, due 7/15/14                                   35,000          35,175
Sunoco Logistics Partners Operations, L.P.
  6.125%, due 5/15/16                                  660,000         651,532

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
OIL & GAS (CONTINUED)
Vintage Petroleum, Inc.
  8.25%, due 5/1/12                                 $   30,000    $     31,739
Whiting Petroleum Corp.
  7.00%, due 2/1/14                                     85,000          80,325
                                                                  ------------
                                                                     2,383,082
                                                                  ------------
PACKAGING & CONTAINERS (0.0%)++
Owens-Brockway Glass Container, Inc.
  7.75%, due 5/15/11                                    45,000          45,337
  8.875%, due 2/15/09                                   45,000          46,350
Owens-Illinois, Inc.
  8.10%, due 5/15/07                                    45,000          45,225
                                                                  ------------
                                                                       136,912
                                                                  ------------
PHARMACEUTICALS (0.3%)
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                                   935,000         989,977
Teva Pharmaceutical Finance LLC
  5.55%, due 2/1/16                                    365,000         342,313
                                                                  ------------
                                                                     1,332,290
                                                                  ------------
PIPELINES (0.1%)
ANR Pipeline Co.
  9.625%, due 11/1/21                                   40,000          46,654
Copano Energy LLC
  8.125%, due 3/1/16 (b)                                45,000          44,775
El Paso Production Holding Co.
  7.75%, due 6/1/13                                     70,000          70,525
MarkWest Energy Partners, L.P./ MarkWest Energy
  Finance Corp.
  Series B
  6.875%, due 11/1/14                                   60,000          55,200
Pacific Energy Partners, L.P./ Pacific Energy
  Finance Corp.
  7.125%, due 6/15/14                                   45,000          45,450
Williams Cos., Inc.
  7.875%, due 9/1/21                                    65,000          65,975
                                                                  ------------
                                                                       328,579
                                                                  ------------
REAL ESTATE (0.0%)++
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                    75,000          80,250
                                                                  ------------
REAL ESTATE INVESTMENT TRUSTS (0.0%)++
Omega Healthcare Investors, Inc.
  7.00%, due 4/1/14                                     70,000          66,150
                                                                  ------------

 M-350 MainStay VP Total Return Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
RETAIL (0.2%)
CVS Corp.
  5.789%, due 1/10/26 (b)                           $   70,503    $     66,380
Star Gas Partners, L.P./Star Gas Finance Co.
  Series B
  10.25%, due 2/15/13                                   31,000          32,008
Toys "R" Us, Inc.
  7.625%, due 8/1/11                                    25,000          20,313
  8.75%, due 9/1/21                                      5,000           4,613
Wal-Mart Stores, Inc.
  4.50%, due 7/1/15                                     25,000          22,732
  5.25%, due 9/1/35                                    610,000         532,242
                                                                  ------------
                                                                       678,288
                                                                  ------------
SAVINGS & LOANS (0.1%)
Washington Mutual Bank
  5.95%, due 5/20/13                                   390,000         385,479
                                                                  ------------
SEMICONDUCTORS (0.0%)++
MagnaChip Semiconductor S.A.
  8.00%, due 12/15/14 (c)                               15,000          12,450
  8.579%, due 12/15/11 (a)                             100,000          95,000
                                                                  ------------
                                                                       107,450
                                                                  ------------
SOFTWARE (0.1%)
Computer Associates International, Inc.
  5.25%, due 12/1/09 (b)                               585,000         557,456
                                                                  ------------
TELECOMMUNICATIONS (0.3%)
Ameritech Capital Funding Corp.
  6.25%, due 5/18/09                                   220,000         220,993
Dobson Cellular Systems, Inc.
  8.375%, due 11/1/11 (b)                               35,000          35,963
Embarq Corp.
  6.738%, due 6/1/13                                   300,000         299,093
  7.082%, due 6/1/16                                   155,000         154,149
Lucent Technologies, Inc.
  6.45%, due 3/15/29                                   265,000         225,250
  6.50%, due 1/15/28                                    65,000          54,600
PanAmSat Corp.
  9.00%, due 8/15/14                                    32,000          32,480
  9.00%, due 6/15/16 (b)                                60,000          60,900
Qwest Communications International, Inc.
  7.25%, due 2/15/11                                    45,000          43,650
Qwest Corp.
  7.125%, due 11/15/43                                  15,000          13,200
  7.25%, due 9/15/25                                    30,000          28,050
  8.875%, due 3/15/12                                   20,000          21,100

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TELECOMMUNICATIONS (CONTINUED)
Triton PCS, Inc.
  8.50%, due 6/1/13                                 $   15,000    $     13,763
Windstream Corp.
  8.625%, due 8/1/16 (b)                                20,000          20,450
                                                                  ------------
                                                                     1,223,641
                                                                  ------------
TEXTILES (0.1%)
INVISTA
  9.25%, due 5/1/12 (b)                                 75,000          78,750
Mohawk Industries, Inc.
  6.125%, due 1/15/16                                  355,000         342,237
                                                                  ------------
                                                                       420,987
                                                                  ------------
Total Corporate Bonds
  (Cost $24,175,580)                                                23,490,679
                                                                  ------------

FOREIGN BONDS (1.9%)
------------------------------------------------------------------------------
BEVERAGES (0.4%)
CIA Brasileira de Bebidas
  10.50%, due 12/15/11                               1,355,000       1,575,188
Coca-Cola HBC Finance B.V.
  5.125%, due 9/17/13                                  245,000         233,499
SABMiller PLC
  6.20%, due 7/1/11 (b)                                  5,000           5,028
                                                                  ------------
                                                                     1,813,715
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (0.0%)++
Tengizchevroil Finance Co. S.A.R.L.
  6.124%, due 11/15/14 (b)                             230,000         222,238
                                                                  ------------
ELECTRIC (0.1%)
SP PowerAssets, Ltd.
  5.00%, due 10/22/13 (b)                              360,000         338,768
                                                                  ------------

FOREIGN SOVEREIGN (0.2%)
Republic of Panama
  6.70%, due 1/26/36                                   500,000         457,500
United Mexican States
  8.125%, due 12/30/19                                 350,000         395,500
                                                                  ------------
                                                                       853,000
                                                                  ------------
FOREST PRODUCTS & PAPER (0.0%)++
Bowater Canada Finance
  7.95%, due 11/15/11                                    5,000           4,750
                                                                  ------------
HOLDING COMPANIES--DIVERSIFIED (0.1%)
Hutchison Whampoa International, Ltd.
  6.50%, due 2/13/13 (b)                               485,000         490,942
                                                                  ------------
HOUSEHOLD PRODUCTS & WARES (0.0%)++
Controladora Mabe S.A. de C.V.
  6.50%, due 12/15/15 (b)                              140,000         134,385
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN BONDS (CONTINUED)
------------------------------------------------------------------------------
INSURANCE (0.1%)
Nippon Life Insurance Co.
  4.875%, due 8/9/10 (b)                            $  250,000    $    240,265
                                                                  ------------
LEISURE TIME (0.2%)
Royal Caribbean Cruises, Ltd.
  6.875%, due 12/1/13                                  650,000         636,924
  7.00%, due 6/15/13                                   200,000         198,186
                                                                  ------------
                                                                       835,110
                                                                  ------------
MEDIA (0.2%)
BSKYB Finance UK PLC
  5.625%, due 10/15/15 (b)                             520,000         492,462
  6.50%, due 10/15/35 (b)                              260,000         240,872
CanWest Media, Inc.
  8.00%, due 9/15/12                                    25,000          24,750
Grupo Televisa S.A.
  6.625%, due 3/18/25                                  415,000         391,074
Quebecor Media, Inc.
  7.75%, due 3/15/16 (b)                                10,000           9,800
                                                                  ------------
                                                                     1,158,958
                                                                  ------------
MINING (0.2%)
Alcan, Inc.
  5.00%, due 6/1/15                                    475,000         438,870
Corporacion Nacional del Cobre-Codelco, Inc.
  5.50%, due 10/15/13 (b)                              475,000         458,974
                                                                  ------------
                                                                       897,844
                                                                  ------------
REGIONAL GOVERNMENT (0.2%)
Province of Quebec
  5.00%, due 7/17/09                                   920,000         906,572
                                                                  ------------

TELECOMMUNICATIONS (0.2%)
Millicom International Cellular S.A.
  10.00%, due 12/1/13                                   60,000          66,900
Nortel Networks, Ltd.
  10.75%, due 7/15/16 (b)                               45,000          45,788
Telefonos de Mexico S.A. de C.V.
  5.50%, due 1/27/15                                   675,000         617,874
Vodafone Group PLC
  5.75%, due 3/15/16                                   250,000         237,869
                                                                  ------------
                                                                       968,431
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TRANSPORTATION (0.0%)++
Grupo Transportacion Ferroviaria Mexicana S.A. de
  C.V.
  12.50%, due 6/15/12                               $  115,000    $    126,788
Stena AB
  9.625%, due 12/1/12                                   45,000          47,813
                                                                  ------------
                                                                       174,601
                                                                  ------------
Total Foreign Bonds
  (Cost $9,133,917)                                                  9,039,579
                                                                  ------------

MORTGAGE-BACKED SECURITIES (1.6%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.6%)
Banc of America Commercial Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45                                 805,000         782,213
Citigroup Commercial Mortgage Trust
  Series 2004-C2, Class A5
  4.733%, due 10/15/41                                 760,000         704,417
Citigroup/Deutsche Bank Commercial Mortgage Trust
  Series 2005-CD1, Class A4
  5.40%, due 7/15/44 (a)                               815,000         781,300
Commercial Mortgage Pass-Through Certificates
  Series 2006-C7, Class A4
  5.769%, due 6/10/46 (a)                              425,000         422,977
LB-UBS Commercial Mortgage Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                                1,050,000         989,563
  Series 2004-C7, Class A1
  3.625%, due 10/15/29                                 793,152         766,627
  Series 2005-C7, Class A4
  5.197%, due 11/15/30                                 640,000         610,090
  Series 2006-C4, Class A4
  5.90%, due 6/15/38                                   380,000         382,242
Merrill Lynch Mortgage Trust
  Series 2004-MKB1, Class A1
  3.563%, due 2/12/42                                  669,194         647,698
  Series 2004-BPC1, Class A5
  4.855%, due 10/12/41                               1,530,000       1,427,697
Morgan Stanley Capital I
  Series 2003-IQ5, Class A1
  3.02%, due 4/15/38                                    13,360          13,327

 M-352 MainStay VP Total Return Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Wachovia Bank Commercial Mortgage Trust
  Series 2004-C14, Class A1
  3.477%, due 8/15/41                               $  270,357    $    261,488
                                                                  ------------
Total Mortgage-Backed Securities
  (Cost $8,138,392)                                                  7,789,639
                                                                  ------------

MUNICIPAL BOND (0.1%)
------------------------------------------------------------------------------
TEXAS (0.1%)
Harris County Texas Industrial Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)                               395,000         385,702
                                                                  ------------
Total Municipal Bond
  (Cost $395,000)                                                      385,702
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (18.9%)
------------------------------------------------------------------------------
FANNIE MAE
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
  Series 2006-B1, Class AB
  6.00%, due 6/25/16 (f)                               660,000         657,809
                                                                  ------------

FANNIE MAE GRANTOR TRUST
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
  Series 1998-M6, Class A2
  6.32%, due 8/15/08 (f)(g)                            381,279         384,709
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (1.1%)
  3.00%, due 8/1/10 (f)                                376,419         352,213
  4.319%, due 3/1/35 (a)(f)                          1,189,277       1,149,464
  5.00%, due 8/1/33 (f)                                637,937         598,641
  5.50%, due 1/1/36 (f)                              3,085,037       2,965,078
                                                                  ------------
                                                                     5,065,396
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.4%)
  4.00%, due 9/2/08 (c)                              4,795,000       4,642,941
  4.625%, due 5/1/13 (f)                               870,000         816,317
  5.125%, due 1/2/14 (f)                               545,000         523,051
  5.25%, due 8/1/12 (f)                              2,330,000       2,276,557
  6.25%, due 2/1/11 (f)                                435,000         445,519
  6.625%, due 9/15/09 (f)                            2,565,000       2,651,820
                                                                  ------------
                                                                    11,356,205
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (8.8%)
  4.50%, due 4/1/18 (f)                             $  724,946    $    686,807
  4.50%, due 7/1/18 (f)                              2,427,605       2,299,890
  4.50%, due 11/1/18 (f)                             3,290,395       3,117,289
  4.50%, due 8/1/21 TBA (h)                            850,000         802,985
  5.00%, due 8/1/21 TBA (h)                          1,510,000       1,452,904
  5.00%, due 7/1/35 (f)                                566,871         530,237
  5.00%, due 6/1/36 (f)                              3,215,000       3,005,389
  5.50%, due 2/1/17 (f)                              2,704,321       2,659,563
  5.50%, due 4/1/21 (f)                              2,505,000       2,459,297
  5.50%, due 6/1/21 (f)                              3,895,000       3,823,312
  5.50%, due 8/1/21 TBA (h)                          2,240,000       2,196,600
  5.50%, due 6/1/33 (f)                              3,753,133       3,620,649
  5.50%, due 11/1/33 (f)                             2,117,931       2,043,169
  5.50%, due 12/1/33 (f)                             1,334,402       1,287,299
  6.00%, due 1/1/33 (f)                                658,413         650,479
  6.00%, due 3/1/33 (f)                                868,815         857,791
  6.00%, due 9/1/34 (f)                                901,631         889,212
  6.00%, due 9/1/35 (f)                              2,711,893       2,673,838
  6.00%, due 10/1/35 (f)                             2,092,813       2,061,474
  6.00%, due 6/1/36 (f)                              1,610,000       1,584,894
  6.00%, due 8/1/36 TBA (h)                          1,505,000       1,479,603
  6.50%, due 6/1/31 (f)                                383,011         386,505
  6.50%, due 8/1/31 (f)                                279,259         281,807
  6.50%, due 10/1/31 (f)                               376,831         380,268
                                                                  ------------
                                                                    41,231,261
                                                                  ------------
FREDDIE MAC
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.4%)
  Series 2632, Class NH
  3.50%, due 6/15/13 (f)                               708,501         663,078
  Series R001, Class AE
  4.375%, due 4/15/15 (f)                            1,314,811       1,267,794
                                                                  ------------
                                                                     1,930,872
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (0.9%)
  5.00%, due 7/1/36 TBA (h)                          2,800,000       2,649,500
  6.00%, due 4/15/29 (f)                               579,190         576,235
  6.00%, due 8/15/32 (f)                             1,248,877       1,240,759
                                                                  ------------
                                                                     4,466,494
                                                                  ------------
UNITED STATES TREASURY BONDS (1.8%)
  6.00%, due 2/15/26 (f)                               390,000         422,449
  6.25%, due 8/15/23 (c)                             1,690,000       1,863,886
  6.25%, due 5/15/30 (c)                             3,315,000       3,754,755
  6.875%, due 8/15/25 (c)                            1,205,000       1,428,866
  7.50%, due 11/15/16 (f)                               60,000          70,969
  8.75%, due 8/15/20 (f)                               580,000         776,747
                                                                  ------------
                                                                     8,317,672
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
UNITED STATES TREASURY NOTES (3.3%)
V    3.875%, due 9/15/10 (f)                        $6,000,000    $  5,725,314
  3.875%, due 2/15/13 (c)                            4,005,000       3,728,090
V    4.50%, due 2/15/09 (f)                          5,155,000       5,073,448
  5.125%, due 5/15/16 (f)                              970,000         968,863
                                                                  ------------
                                                                    15,495,715
                                                                  ------------
Total U.S. Government & Federal Agencies
  (Cost $90,888,171)                                                88,906,133
                                                                  ------------

LOAN ASSIGNMENTS (0.0%)++(I)
------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT (0.0%)++
Goodyear Tire & Rubber Co. (The)
  Second Lien Term Loan
  7.06%, due 4/30/10                                   175,000         175,547
                                                                  ------------
REAL ESTATE (0.0%)++
LNR Property Corp.
  Term Loan B
  6.73%, due 2/3/08                                    140,000         139,956
                                                                  ------------
Total Loan Assignments
  (Cost $315,000)                                                      315,503
                                                                  ------------

YANKEE BONDS (0.0%)++(J)
------------------------------------------------------------------------------
INSURANCE (0.0%)++
Fairfax Financial Holdings, Ltd.
  7.375%, due 4/15/18 (c)                               15,000          12,450
  8.30%, due 4/15/26 (c)                                10,000           7,850
                                                                  ------------
Total Yankee Bonds
  (Cost $22,065)                                                        20,300
                                                                  ------------
Total Long-Term Bonds
  (Cost $144,125,388)                                              141,020,877
                                                                  ------------

                                                         SHARES
COMMON STOCKS (68.2%)
------------------------------------------------------------------------------
ADVERTISING (0.5%)
Omnicom Group, Inc.                                     25,300       2,253,977
                                                                  ------------

AEROSPACE & DEFENSE (1.7%)
L-3 Communications Holdings, Inc.                       32,300       2,436,066
Northrop Grumman Corp.                                  26,200       1,678,372
United Technologies Corp.                               59,600       3,779,832
                                                                  ------------
                                                                     7,894,270
                                                                  ------------


                                                         SHARES          VALUE
APPAREL (1.3%)
Coach, Inc. (k)                                        105,400    $  3,151,460
NIKE, Inc. Class B                                      34,600       2,802,600
                                                                  ------------
                                                                     5,954,060
                                                                  ------------
BANKS (3.8%)
V  Bank of America Corp.                               170,900       8,220,290
Bank of New York Co., Inc. (The)                        69,600       2,241,120
PNC Financial Services Group, Inc.                      34,100       2,392,797
U.S. Bancorp                                            75,000       2,316,000
Wachovia Corp.                                          54,100       2,925,728
                                                                  ------------
                                                                    18,095,935
                                                                  ------------
BEVERAGES (0.5%)
PepsiCo, Inc.                                           38,100       2,287,524
                                                                  ------------

BIOTECHNOLOGY (1.1%)
Amgen, Inc. (k)                                         44,400       2,896,212
Genentech, Inc. (k)                                     29,400       2,404,920
                                                                  ------------
                                                                     5,301,132
                                                                  ------------
BUILDING MATERIALS (0.8%)
Ainsworth Lumber Co., Ltd.                                 200           4,040
American Standard Cos., Inc.                            85,100       3,682,277
                                                                  ------------
                                                                     3,686,317
                                                                  ------------
CHEMICALS (1.5%)
E.I. du Pont de Nemours & Co.                           87,600       3,644,160
Praxair, Inc.                                           66,700       3,601,800
                                                                  ------------
                                                                     7,245,960
                                                                  ------------
COAL (0.8%)
Peabody Energy Corp.                                    64,200       3,579,150
                                                                  ------------

COMPUTERS (2.6%)
Apple Computer, Inc. (k)                                53,400       3,050,208
Computer Sciences Corp. (k)                             32,600       1,579,144
EMC Corp. (k)                                          191,200       2,097,464
International Business
  Machines Corp.                                        53,200       4,086,824
Research In Motion, Ltd. (k)                            22,800       1,590,756
                                                                  ------------
                                                                    12,404,396
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (4.8%)
American Express Co.                                    50,400       2,682,288
Ameriprise Financial, Inc.                              15,800         705,786
Capital One Financial Corp.                             33,700       2,879,665
V  Citigroup, Inc.                                     142,900       6,893,496
Goldman Sachs Group, Inc. (The)                         14,300       2,151,149
JPMorgan Chase & Co.                                    75,684       3,178,728
Merrill Lynch & Co., Inc.                               36,600       2,545,896
Morgan Stanley                                          24,700       1,561,287
                                                                  ------------
                                                                    22,598,295
                                                                  ------------

 M-354 MainStay VP Total Return Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ELECTRIC (0.9%)
DTE Energy Co.                                          26,900    $  1,095,906
Energy East Corp.                                       76,200       1,823,466
FirstEnergy Corp.                                       28,000       1,517,880
                                                                  ------------
                                                                     4,437,252
                                                                  ------------
ELECTRONICS (0.7%)
Fisher Scientific International, Inc. (k)               46,700       3,411,435
                                                                  ------------
FOOD (1.7%)
Cadbury Schweppes PLC, Sponsored ADR (l)                46,000       1,785,720
General Mills, Inc.                                     61,000       3,151,260
Kroger Co. (The)                                       147,100       3,215,606
                                                                  ------------
                                                                     8,152,586
                                                                  ------------
HEALTH CARE-PRODUCTS (1.0%)
Johnson & Johnson                                       81,000       4,853,520
                                                                  ------------

HEALTH CARE-SERVICES (2.8%)
Coventry Health Care, Inc. (k)                          31,250       1,716,875
HCA, Inc.                                               24,200       1,044,230
Quest Diagnostics, Inc. (c)                             56,200       3,367,504
UnitedHealth Group, Inc.                                62,800       2,812,184
WellPoint, Inc. (k)                                     57,000       4,147,890
                                                                  ------------
                                                                    13,088,683
                                                                  ------------
HOME FURNISHINGS (0.4%)
Harman International Industries, Inc.                   22,600       1,929,362
                                                                  ------------

HOUSEHOLD PRODUCTS & WARES (0.6%)
Kimberly-Clark Corp.                                    41,700       2,572,890
                                                                  ------------
INSURANCE (3.9%)
AFLAC, Inc.                                             42,500       1,969,875
Allstate Corp. (The)                                    35,700       1,953,861
Genworth Financial, Inc. Class A                        83,500       2,909,140
Hartford Financial Services Group, Inc. (The)           32,000       2,707,200
V  PMI Group, Inc. (The)                               113,300       5,050,914
Prudential Financial, Inc.                              50,300       3,908,310
                                                                  ------------
                                                                    18,499,300
                                                                  ------------
INTERNET (0.8%)
Akamai Technologies, Inc. (c)(k)                        52,600       1,903,594
Yahoo!, Inc. (k)                                        49,700       1,640,100
                                                                  ------------
                                                                     3,543,694
                                                                  ------------
LEISURE TIME (0.6%)
Harley-Davidson, Inc.                                   52,700       2,892,703
                                                                  ------------


                                                         SHARES          VALUE
MEDIA (2.5%)
V  Comcast Corp. Class A (c)(k)                        210,100    $  6,878,674
Gannett Co., Inc.                                       33,900       1,896,027
News Corp. Class A                                      77,700       1,490,286
Tribune Co.                                             45,700       1,482,051
                                                                  ------------
                                                                    11,747,038
                                                                  ------------
MINING (0.7%)
Alcoa, Inc.                                             69,300       2,242,548
Inco, Ltd. (c)                                          13,900         916,010
                                                                  ------------
                                                                     3,158,558
                                                                  ------------
MISCELLANEOUS--MANUFACTURING (2.6%)
3M Co.                                                  22,200       1,793,094
Danaher Corp.                                           51,900       3,338,208
General Electric Co.                                    97,600       3,216,896
Honeywell International, Inc.                           45,200       1,821,560
Illinois Tool Works, Inc. (c)                           44,200       2,099,500
                                                                  ------------
                                                                    12,269,258
                                                                  ------------
OIL & GAS (5.4%)
Apache Corp.                                            22,700       1,549,275
Chevron Corp.                                           51,300       3,183,678
ConocoPhillips                                          40,000       2,621,200
ENSCO International, Inc. (c)                           79,500       3,658,590
V  ExxonMobil Corp.                                     83,800       5,141,130
Pride International, Inc. (c)(k)                        44,200       1,380,366
Rowan Cos., Inc.                                        60,300       2,146,077
V  Transocean, Inc. (k)                                 71,100       5,710,752
                                                                  ------------
                                                                    25,391,068
                                                                  ------------
OIL & GAS SERVICES (2.6%)
Baker Hughes, Inc.                                      52,900       4,329,865
BJ Services Co.                                         91,400       3,405,564
Weatherford International, Ltd. (k)                     93,900       4,659,318
                                                                  ------------
                                                                    12,394,747
                                                                  ------------
PACKAGING & CONTAINERS (0.2%)
Ball Corp.                                              24,600         911,184
                                                                  ------------

PHARMACEUTICALS (4.9%)
Abbott Laboratories                                     83,800       3,654,518
Barr Pharmaceuticals, Inc. (k)                          18,400         877,496
Bristol-Myers Squibb Co.                                40,800       1,055,088
Caremark Rx, Inc.                                       64,900       3,236,563
Gilead Sciences, Inc. (c)(k)                            53,800       3,182,808
KOS Pharmaceuticals, Inc. (k)                           29,100       1,094,742
Omnicare, Inc. (c)                                      34,600       1,640,732
V  Pfizer, Inc.                                        241,800       5,675,046
Teva Pharmaceutical Industries, Ltd., Sponsored
  ADR (l)                                               12,500         394,875
Wyeth                                                   48,700       2,162,767
                                                                  ------------
                                                                    22,974,635
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
RETAIL (6.2%)
Bed Bath & Beyond, Inc. (k)                             66,500    $  2,205,805
Best Buy Co., Inc.                                      62,300       3,416,532
Chico's FAS, Inc. (k)                                   10,300         277,894
CVS Corp.                                              110,000       3,377,000
Gap, Inc. (The)                                         96,400       1,677,360
Home Depot, Inc. (The)                                  84,300       3,017,097
Kohl's Corp. (k)                                        55,500       3,281,160
Lowe's Cos., Inc. (c)                                   49,200       2,984,964
Star Gas Partners, L.P. (k)                                387           1,037
Target Corp.                                            52,400       2,560,788
Walgreen Co.                                            60,200       2,699,368
Wal-Mart Stores, Inc. (c)                               75,200       3,622,384
                                                                  ------------
                                                                    29,121,389
                                                                  ------------
SAVINGS & LOANS (0.4%)
Washington Mutual, Inc.                                 41,800       1,905,244
                                                                  ------------
SEMICONDUCTORS (2.4%)
Advanced Micro Devices, Inc. (k)                        71,200       1,738,704
Intel Corp.                                            139,100       2,635,945
Linear Technology Corp. (c)                             27,500         920,975
National Semiconductor Corp. (c)                       101,000       2,408,850
Texas Instruments, Inc.                                122,400       3,707,496
                                                                  ------------
                                                                    11,411,970
                                                                  ------------
SOFTWARE (0.9%)
BMC Software, Inc. (k)                                  43,600       1,042,040
Citrix Systems, Inc. (k)                                43,800       1,758,132
Microsoft Corp.                                         57,000       1,328,100
                                                                  ------------
                                                                     4,128,272
                                                                  ------------
TELECOMMUNICATIONS (5.3%)
ALLTEL Corp.                                            46,600       2,974,478
AT&T, Inc.                                              82,700       2,306,503
Corning, Inc. (k)                                      117,400       2,839,906
Motorola, Inc.                                         153,700       3,097,055
Nokia Oyj, Sponsored ADR (l)                           101,600       2,058,416
QUALCOMM, Inc.                                          45,400       1,819,178
Sprint Nextel Corp.                                    234,600       4,689,654
V  Verizon Communications, Inc.                        147,700       4,946,473
                                                                  ------------
                                                                    24,731,663
                                                                  ------------
TRANSPORTATION (1.3%)
FedEx Corp.                                             31,300       3,657,718
Norfolk Southern Corp.                                  46,400       2,469,408
                                                                  ------------
                                                                     6,127,126
                                                                  ------------
Total Common Stocks
  (Cost $269,118,243)                                              320,954,593
                                                                  ------------


                                                         SHARES          VALUE
CONVERTIBLE PREFERRED STOCKS (0.9%)
------------------------------------------------------------------------------
OIL & GAS (0.6%)
Goldman Sachs Group, Inc. (The)
  6.00% Series BSKT (m)                                 30,000    $  2,888,640
                                                                  ------------
SOFTWARE (0.0%)++
QuadraMed Corp.
  5.50% (b)(k)(n)                                        4,900          88,200
                                                                  ------------
TELECOMMUNICATIONS (0.3%)
Goldman Sachs Group, Inc. (The) (Motorola, Inc.)
  5.75% Series MOT (b)(k)(o)                            65,800       1,355,809
                                                                  ------------
Total Convertible Preferred Stocks
  (Cost $4,523,382)                                                  4,332,649
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (7.6%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (3.7%)
American General Finance Corp.
  5.25%, due 7/18/06 (f)                            $2,565,000       2,558,641
Barton Capital LLC
  5.272%, due 7/21/06 (p)                              381,520         381,520
Clipper Receivables Corp.
  5.094%, due 7/5/06 (p)                               381,520         381,520
Compass Securitization Corp.
  5.331%, due 7/24/06 (p)                              564,683         564,683
Deutsche Bank Financial, Inc.
  5.04%, due 7/5/06 (f)                              2,680,000       2,678,499
Fairway Finance Corp.
  5.268%, due 7/6/06 (p)                               572,280         572,280
Falcon Asset Securitization Corp.
  5.099%, due 7/6/06 (p)                               572,280         572,280
Grampian Funding LLC
  5.266%, due 7/13/06 (p)                              572,280         572,280
Kitty Hawk Funding Corp.
  5.161%, due 7/10/06 (p)                              572,280         572,280
Liberty Street Funding Corp.
  5.082%, due 7/3/06 (p)                               572,280         572,280
  5.239%, due 7/24/06 (p)                              953,800         953,800
Ranger Funding LLC
  5.265%, due 8/1/06 (p)                               559,532         559,532
Sheffield Receivables Corp.
  5.252%, due 7/18/06 (p)                              572,280         572,280
  5.31%, due 7/11/06 (p)                               572,280         572,280
Silver Tower U.S. Funding
  5.335%, due 7/31/06 (p)                              648,584         648,584

 M-356 MainStay VP Total Return Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Societe Generale North America, Inc.
  5.28%, due 7/3/06 (f)                             $3,925,000    $  3,923,849
Yorktown Capital LLC
  5.272%, due 7/20/06 (p)                              759,225         759,225
                                                                  ------------
Total Commercial Paper
  (Cost $17,415,813)                                                17,415,813
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (0.7%)
BGI Institutional Money
  Market Fund (p)                                    3,447,389       3,447,389
                                                                  ------------
Total Investment Company
  (Cost $3,447,389)                                                  3,447,389
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
  5.42%, dated 6/30/06
  due 7/3/06
  Proceeds at Maturity $725,215
  (Collateralized by various bonds
  with a Principal Amount of
  $852,742 and a Market Value
  of $746,434) (p)                                  $  724,888         724,888
                                                                  ------------
Total Repurchase Agreement
  (Cost $724,888)                                                      724,888
                                                                  ------------
TIME DEPOSITS (3.0%)
Bank of America Corp.
  5.27%, due 7/25/06 (a)(p)                          1,526,080       1,526,080
Calyon
  5.265%, due 8/2/06 (p)                             1,335,321       1,335,321
Credit Suisse First Boston Corp.
  5.305%, due 7/27/06 (p)                            1,335,321       1,335,321
Fortis Bank
  5.26%, due 7/7/06 (p)                              1,335,321       1,335,321
Skandinaviska Enskilda Banken AB
  5.08%, due 7/5/06 (p)                              1,716,841       1,716,841
Societe Generale North America, Inc.
  5.313%, due 7/3/06 (p)                             3,382,964       3,382,964

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Toronto Dominion Bank
  5.30%, due 7/26/06 (p)                            $1,526,080    $  1,526,080
UBS AG
  5.10%, due 7/7/06 (p)                                763,040         763,040
Wells Fargo Bank N.A.
  5.22%, due 7/6/06 (p)                              1,335,321       1,335,321
                                                                  ------------
Total Time Deposits
  (Cost $14,256,289)                                                14,256,289
                                                                  ------------
Total Short-Term Investments
  (Cost $35,844,379)                                                35,844,379
                                                                  ------------
Total Investments
  (Cost $453,611,392) (q)                                106.6%    502,152,498
Liabilities in Excess of
  Cash and Other Assets                                   (6.6)    (31,304,801)
                                                    ----------    ------------
Net Assets                                               100.0%   $470,847,697
                                                    ==========    ============

++   Less than one tenth of a percent.
(a)  Rate shown is the rate in effect at June 30, 2006.
(b)  May be sold to institutional investors only.
(c)  Represents security, or a portion thereof, which is out on loan.
(d)  LYON--Liquid Yield Option Note: callable, zero-coupon
     securities priced at a deep discount from par. They
     include a "put" feature that enables holders to redeem
     them at a specific date, at a specific price. Put
     prices reflect fixed interest rates, and therefore
     increase over time.
(e)  Issue in default.
(f)  Segregated as collateral for TBAs.
(g)  ACES--Alternative Credit Enhancement Structure.
(h)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be
     determined upon settlement. The market value of these
     securities at June 30, 2006 is $8,581,592.
(i)  Floating Rate Loan--generally pays interest at rates
     which are periodically re-determined at a margin above
     the London Inter-Bank Offered Rate ("LIBOR") or other
     short-term rates. The rate shown is the rate(s) in
     effect at June 30, 2006. Floating Rate Loans are
     generally considered restrictive in that the Fund is
     ordinarily contractually obligated to receive consent
     from the Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

(j) Yankee Bond--dollar-denominated bond issued in the United States by a foreign bank or corporation.
(k)  Non-income producing security.
(l)  ADR--American Depositary Receipt.
(m) Synthetic Convertible--An equity-linked security issued by an entity other than the issuer of the underlying equity instrument. The underlying equity investment represents a basket of securities comprised of ENSCO
     International, Inc., GlobalSantaFe Corp., Rowan Cos.,
     Inc. and Transocean, Inc.
(n) Illiquid security. The total market value of these securities at June 30, 2006 is $88,200, which represents 0.0% of the Portfolio's net assets.
(o) Synthetic Convertible--An equity-linked security issued by an entity other than the issuer of the underlying equity instrument.
(p) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(q) The cost for federal income tax purposes is $454,941,384.
(r)  At June 30, 2006, net unrealized appreciation was
     $47,211,114 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $58,523,417 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $11,312,303.

 M-358 MainStay VP Total Return Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $453,611,392) including $25,994,641
  market value of securities loaned             $502,152,498
Cash                                                   4,237
Receivables:
  Investment securities sold                       7,431,249
  Dividends and interest                           1,522,661
  Fund shares sold                                    15,893
Other assets                                          18,275
                                                -------------
    Total assets                                 511,144,813
                                                -------------

LIABILITIES:
Securities lending collateral                     26,683,390
Payables:
  Investment securities purchased                 13,073,207
  Fund shares redeemed                               188,417
  Adviser                                            123,566
  Shareholder communication                           98,641
  Administrator                                       77,229
  Professional                                        24,910
  Custodian                                           10,795
  NYLIFE Distributors                                 10,567
Accrued expenses                                       6,394
                                                -------------
    Total liabilities                             40,297,116
                                                -------------
Net assets                                      $470,847,697
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    235,797
  Service Class                                       29,435
Additional paid-in capital                       399,896,148
Accumulated undistributed net investment
  income                                           7,488,450
Accumulated undistributed net realized gain on
  investments and written option transactions     14,656,761
Net unrealized appreciation on investments        48,541,106
                                                -------------
Net assets                                      $470,847,697
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $418,780,218
                                                =============
Shares of capital stock outstanding               23,579,693
                                                =============
Net asset value per share outstanding           $      17.76
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 52,067,479
                                                =============
Shares of capital stock outstanding                2,943,478
                                                =============
Net asset value per share outstanding           $      17.69
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 3,612,912
  Dividends (a)                                    2,551,163
  Income from securities loaned--net                  36,271
                                                 ------------
    Total income                                   6,200,346
                                                 ------------
EXPENSES:
  Advisory                                           784,531
  Administration                                     490,332
  Distribution and service--Service Class             63,289
  Shareholder communication                           59,608
  Professional                                        53,625
  Custodian                                           20,050
  Directors                                           12,655
  Miscellaneous                                        7,825
                                                 ------------
    Total expenses                                 1,491,915
                                                 ------------
Net investment income                              4,708,431
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
WRITTEN OPTIONS:
Net realized gain on:
  Security transactions                            9,920,987
  Written option transactions                         99,576
                                                 ------------
Net realized gain on investments and written
  option transactions                             10,020,563
                                                 ------------
Net change in unrealized appreciation on
  investments                                     (6,543,472)
                                                 ------------
Net realized and unrealized gain on investments
  and written options                              3,477,091
                                                 ------------
Net increase in net assets resulting from
  operations                                     $ 8,185,522
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $2,330.

 M-360 MainStay VP Total Return Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2005

                                             2006            2005
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $  4,708,431   $  10,122,701
 Net realized gain on investments
  and written option transactions      10,020,563      21,452,843
 Net change in unrealized
  appreciation on investments          (6,543,472)        125,125
                                     ----------------------------
 Net increase in net assets
  resulting from operations             8,185,522      31,700,669
                                     ----------------------------

Distributions to shareholders:
 From net investment income:
   Initial Class                               --      (6,779,154)
   Service Class                               --        (647,767)
                                     ----------------------------
 Total distributions to
   shareholders                                --      (7,426,921)
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        3,947,143       4,892,426
   Service Class                        5,116,810      12,766,252
 Net asset value of shares issued to shareholders
  in reinvestment of distributions:
   Initial Class                               --       6,779,154
   Service Class                               --         647,767
                                     ----------------------------
                                        9,063,953      25,085,599
 Cost of shares redeemed:
   Initial Class                      (44,265,983)   (105,926,698)
   Service Class                       (2,650,422)     (4,449,955)
                                     ----------------------------
                                      (46,916,405)   (110,376,653)
   Decrease in net assets derived
    from capital share transactions   (37,852,452)    (85,291,054)
                                     ----------------------------
   Net decrease in net assets         (29,666,930)    (61,017,306)

NET ASSETS:
Beginning of period                   500,514,627     561,531,933
                                     ----------------------------
End of period                        $470,847,697   $ 500,514,627
                                     ============================
Accumulated undistributed net
 investment income at end of period  $  7,488,450   $   2,780,019
                                     ============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                             INITIAL CLASS
                                            --------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                           YEAR ENDED DECEMBER 31,
                                              2006*           2005          2004          2003          2002          2001
Net asset value at beginning of period       $  17.48       $  16.67      $  15.93      $  13.55      $  16.69      $  19.21
                                            ----------      --------      --------      --------      --------      --------
Net investment income                            0.17(b)        0.33(b)       0.28(c)       0.27(b)       0.37          0.44
Net realized and unrealized gain (loss) on
  investments                                    0.11           0.75          0.74          2.39         (3.13)        (2.49)
                                            ----------      --------      --------      --------      --------      --------
Total from investment operations                 0.28           1.08          1.02          2.66         (2.76)        (2.05)
                                            ----------      --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income                       --          (0.27)        (0.28)        (0.28)        (0.38)        (0.44)
  From net realized gain on investments            --             --            --            --            --         (0.03)
                                            ----------      --------      --------      --------      --------      --------
Total dividends and distributions                  --          (0.27)        (0.28)        (0.28)        (0.38)        (0.47)
                                            ----------      --------      --------      --------      --------      --------
Net asset value at end of period             $  17.76       $  17.48      $  16.67      $  15.93      $  13.55      $  16.69
                                            ==========      ========      ========      ========      ========      ========
Total investment return                          1.58%(d)       6.50%(e)      6.37%        19.68%       (16.57%)      (10.69%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          1.95%+         1.96%         1.64%(c)      1.87%         2.28%         2.42%
  Net expenses                                   0.58%+         0.37%         0.62%         0.61%         0.61%         0.59%
  Expenses (before reimbursement)                0.58%+         0.58%         0.62%         0.61%         0.61%         0.59%
Portfolio turnover rate                            34%(g)         76%(g)       111%           69%          101%          125%
Net assets at end of period (in 000's)       $418,780       $451,605      $523,683      $558,181      $498,484      $679,154

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.01 per share and 0.05%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     6.27% and 5.99% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(f)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
(g)  The portfolio turnover rate not including mortgage dollar rolls is 24% and 39% for the six months ended June 30, 2006 and year ended December 31, 2005, respectively.
+    Annualized.
*    Unaudited.

 M-362 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                            SERVICE CLASS
    -------------------------------------------------------------
    SIX MONTHS                                    JUNE 4, 2003(A)
      ENDED                                           THROUGH
     JUNE 30,       YEAR ENDED DECEMBER 31,        DECEMBER 31,
      2006*           2005           2004              2003
     $ 17.43         $ 16.64        $ 15.92           $ 14.79
    ----------      ---------      ---------      ---------------
        0.15(b)         0.29(b)        0.24(c)           0.14(b)
        0.11            0.73           0.73              1.26
    ----------      ---------      ---------      ---------------
        0.26            1.02           0.97              1.40
    ----------      ---------      ---------      ---------------
          --           (0.23)         (0.25)            (0.27)
          --              --             --                --
    ----------      ---------      ---------      ---------------
          --           (0.23)         (0.25)            (0.27)
    ----------      ---------      ---------      ---------------
     $ 17.69         $ 17.43        $ 16.64           $ 15.92
    ==========      =========      =========      ===============
        1.46%(d)        6.19%(e)       6.10%             9.47%(d)
        1.70%+          1.71%          1.39%(c)          1.62%+(f)
        0.83%+          0.62%          0.87%             0.86%+
        0.83%+          0.83%          0.87%             0.86%+
          34%(g)          76%(g)        111%               69%
     $52,067         $48,909        $37,849           $12,116

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP VALUE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                      AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL        SIX      ONE    FIVE     TEN
RETURNS                    MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------
After Portfolio operating
  expenses                  6.26%   11.23%  4.61%   7.58%

(PERFORMANCE GRAPH)

                                                    MAINSTAY VP VALUE          RUSSELL 1000 VALUE
                                                        PORTFOLIO                    INDEX                   S&P 500 INDEX
                                                    -----------------          ------------------            -------------
6/30/96                                                   10000                       10000                       10000
                                                          12607                       13319                       13470
                                                          14490                       17159                       17533
                                                          15229                       19967                       21523
                                                          13718                       18187                       23083
                                                          16571                       20066                       19659
                                                          15400                       18270                       16123
                                                          14000                       18083                       16164
                                                          17183                       21905                       19252
                                                          18662                       24985                       20470
6/30/06                                                   20758                       28007                       22236


SERVICE CLASS(1)                                                   AS OF 6/30/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL        SIX      ONE    FIVE     TEN
RETURNS                    MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------
After Portfolio operating
  expenses                  6.13%   10.94%  4.35%   7.31%

(PERFORMANCE GRAPH)

                                                    MAINSTAY VP VALUE          RUSSELL 1000 VALUE
                                                      PORTFOLIO                      INDEX                   S&P 500 INDEX
                                                    -----------------          ------------------            -------------
6/30/96                                                   10000                       10000                       10000
                                                          12575                       13319                       13470
                                                          14416                       17159                       17533
                                                          15112                       19967                       21523
                                                          13579                       18187                       23083
                                                          16363                       20066                       19659
                                                          15170                       18270                       16123
                                                          13757                       18083                       16164
                                                          16843                       21905                       19252
                                                          18247                       24985                       20470
6/30/06                                                   20244                       28007                       22236


                                                               SIX      ONE    FIVE      TEN
BENCHMARK PERFORMANCE                                         MONTHS   YEAR    YEARS    YEARS
---------------------------------------------------------------------------------------------

Russell 1000(R) Value Index*                                   6.56%   12.10%  6.90%    10.85%
S&P 500(R) Index*                                              2.71     8.63   2.49      8.32

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from 7/1/96 through 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-364   MainStay VP Value Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP VALUE PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2006, to June 30, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2006, through June 30, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended June 30, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            1/1/06            6/30/06           PERIOD(1)           6/30/06            PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,062.75            $3.12            $1,021.95             $3.06
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,061.50            $4.40            $1,020.70             $4.31
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.61% for Initial Class and 0.86% for Service Class) multiplied by the average account value over the period, divided by 365, and multiplied by 181 (to reflect the one-half year period).



                                                 www.mainstayfunds.com     M-365

PORTFOLIO COMPOSITION AS OF JUNE 30, 2006

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           95.1%
Short-Term Investments (collateral from securities lending
  is 5.5%)                                                               9.0
Investment Company                                                       1.0
Convertible Preferred Stocks                                             0.9
Liabilities in Excess of Cash and Other Assets                          -6.0

See Portfolio of Investments on page M-369 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Citigroup, Inc.
 2.  Bank of America Corp.
 3.  Pfizer, Inc.
 4.  ExxonMobil Corp.
  5  Comcast Corp., Class A
 6.  Verizon Communications, Inc.
 7.  Sprint Nextel Corp.
 8.  JPMorgan Chase & Co.
 9.  Abbott Laboratories
10.  Wal-Mart Stores, Inc.

 M-366   MainStay VP Value Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Richard A. Rosen of MacKay Shields LLC.

HOW DID MAINSTAY VP VALUE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE FIRST HALF OF 2006?

For the six months ended June 30, 2006, MainStay VP Value Portfolio returned 6.26% for Initial Class shares and 6.13% for Service Class shares. Both share classes outperformed the 4.72% return of the average Lipper* Variable Products Large-Cap Value Portfolio over the same period. Both share classes underperformed the 6.56% return of the Russell 1000(R) Value Index,* the Portfolio's broad-based securities-market index, for the six months ended June 30, 2006.

WHAT FACTORS ACCOUNTED FOR THE PORTFOLIO'S PERFORMANCE RELATIVE TO THE RUSSELL 1000(R)
VALUE INDEX.*

The Portfolio saw strong gains from holdings in the financials and materials sectors that helped to offset weaker results among the Portfolio's information technology, telecommunication services, and health care holdings.

WHICH INDIVIDUAL STOCKS IN THESE SECTORS WERE STRONG POSITIVE PERFORMERS DURING THE REPORTING PERIOD?

In the financials sector, several of the Portfolio's capital-markets-sensitive holdings showed strong performance. Goldman Sachs led the way, followed by Morgan Stanley. We initiated a position in multiline insurer Genworth early in the reporting period and it contributed positively to the Portfolio's performance. Bank of America and PNC Financial were also strong performers.

In the materials sector, two separate takeover bids and a strong nickel market spurred strong gains in mining company Inco. We sold off some of the Portfolio's position in Inco when the shares reached our price target, which was above the period-end close. Aluminum company Alcoa also showed strong performance during the reporting period.

WERE THERE OTHER POSITIVE CONTRIBUTORS?

Yes, Cable operator Comcast advanced on improving subscriber trends. We added to the Portfolio's Comcast position during the reporting period. Supermarket Kroger and retail pharmacy CVS were both strong performers, and we added to both positions at levels below their period-end closing prices.

Oil & gas exploration & production company Kerr-McGee advanced strongly, particularly after the company received a takeover offer. We sold our entire position in Kerr-McGee at our price target after the bid was made. Offshore driller Transocean also recorded gains and contributed positively to performance.

HOW DID THE PORTFOLIO'S INFORMATION TECHNOLOGY STOCKS PERFORM DURING THE REPORTING PERIOD?

During the first half of 2006, information technology stocks were weak and the Portfolio's holdings were not immune. We purchased AMD for the Portfolio in April, but the shares declined on concerns about a market-share battle with rival Intel. Intel also declined from the time we initiated a position in January through the end of June. IT services and hardware company IBM also slid on increased worries about the company's ability to generate new contracts. One positive performer in the information technology sector was Nokia. As the stock advanced, we were able to sell the Portfolio's position near our price target.


The principal risk of investing in value stocks is that they may never reach what the Portfolio Manager believes is their full value or that they may even go down in value.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-367

WERE THERE OTHER STOCKS THAT DETRACTED FROM THE PORTFOLIO'S PERFORMANCE?

Sprint Nextel suffered from growing investor frustration with integration progress and lost ground. After the Portfolio purchased shares of Kos Pharmaceuticals in March 2006, the company's share price declined on concerns about sales trends and potential new competition for a key drug. Home Depot was purchased during the reporting period and detracted from performance. We sold the Portfolio's entire position in Owens-Illinois at the end of February, after the stock had begun a substantial decline.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

At the end of June 2006, the Portfolio was over-weighted relative to the Russell 1000(R) Value Index* in the information technology, telecommunication services, health care, consumer staples, and consumer discretionary sectors. At the same time, the Portfolio was underweighted in financials, industrials, materials, utilities, and energy.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 M-368   MainStay VP Value Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2006 UNAUDITED


                                                          SHARES          VALUE
COMMON STOCKS (95.1%)+
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.0%)
Honeywell International, Inc.                            168,300   $  6,782,490
Northrop Grumman Corp.                                    94,300      6,040,858
                                                                   ------------
                                                                     12,823,348
                                                                   ------------
BUILDING PRODUCTS (1.4%)
American Standard Cos., Inc.                             216,000      9,346,320
                                                                   ------------

CAPITAL MARKETS (5.0%)
Bank of New York Co., Inc. (The)                         259,200      8,346,240
Goldman Sachs Group, Inc. (The)                           51,100      7,686,973
Merrill Lynch & Co., Inc.                                130,100      9,049,756
Morgan Stanley                                           119,100      7,528,311
                                                                   ------------
                                                                     32,611,280
                                                                   ------------
CHEMICALS (2.0%)
E.I. du Pont de Nemours & Co.                            306,100     12,733,760
                                                                   ------------
COMMERCIAL BANKS (6.0%)
PNC Financial Services
  Group, Inc.                                            123,800      8,687,046
U.S. Bancorp                                             278,500      8,600,080
Wachovia Corp.                                           186,600     10,091,328
Wells Fargo & Co.                                        179,700     12,054,276
                                                                   ------------
                                                                     39,432,730
                                                                   ------------
COMMUNICATIONS EQUIPMENT (1.1%)
Nokia Oyj, Sponsored ADR (a)                             367,800      7,451,628
                                                                   ------------

COMPUTERS & PERIPHERALS (1.4%)
International Business
  Machines Corp.                                         119,800      9,203,036
                                                                   ------------
CONTAINERS & PACKAGING (0.8%)
Ball Corp.                                               136,400      5,052,256
                                                                   ------------

DIVERSIFIED FINANCIAL SERVICES (9.9%)
V  Bank of America Corp.                                 489,592     23,549,375
V  Citigroup, Inc.                                       580,797     28,017,647
V  JPMorgan Chase & Co.                                  317,740     13,345,080
                                                                   ------------
                                                                     64,912,102
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.0%)
AT&T, Inc.                                               296,000      8,255,440
V  Verizon Communications, Inc.                          529,600     17,736,304
                                                                   ------------
                                                                     25,991,744
                                                                   ------------
ELECTRIC UTILITIES (0.8%)
FirstEnergy Corp.                                         99,700      5,404,737
                                                                   ------------


                                                          SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (4.5%)
ENSCO International, Inc. (b)                            167,700   $  7,717,554
Pride International, Inc. (c)                            158,900      4,962,447
Rowan Cos., Inc.                                         216,400      7,701,676
Transocean, Inc. (c)                                     109,400      8,787,008
                                                                   ------------
                                                                     29,168,685
                                                                   ------------
FOOD & STAPLES RETAILING (5.6%)
CVS Corp.                                                406,900     12,491,830
Kroger Co. (The) (b)                                     511,500     11,181,390
V  Wal-Mart Stores, Inc. (b)                             270,600     13,034,802
                                                                   ------------
                                                                     36,708,022
                                                                   ------------
FOOD PRODUCTS (2.5%)
Cadbury Schweppes
  PLC, Sponsored ADR (a)                                 162,200      6,296,604
General Mills, Inc.                                      197,000     10,177,020
                                                                   ------------
                                                                     16,473,624
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES (0.6%)
HCA, Inc.                                                 86,000      3,710,900
                                                                   ------------

HOUSEHOLD PRODUCTS (1.4%)
Kimberly-Clark Corp.                                     148,600      9,168,620
                                                                   ------------

INSURANCE (6.7%)
AFLAC, Inc.                                              149,600      6,933,960
Allstate Corp. (The)                                     157,200      8,603,556
Genworth Financial, Inc. Class A                         299,600     10,438,064
Hartford Financial Services Group, Inc. (The)            110,200      9,322,920
Prudential Financial, Inc.                               109,600      8,515,920
                                                                   ------------
                                                                     43,814,420
                                                                   ------------
IT SERVICES (0.9%)
Computer Sciences Corp. (c)                              121,000      5,861,240
                                                                   ------------

MEDIA (6.3%)
V  Comcast Corp. Class A (b)(c)                          549,400     17,987,356
Gannett Co., Inc.                                        122,300      6,840,239
Time Warner, Inc.                                        588,900     10,187,970
Tribune Co. (b)                                          196,600      6,375,738
                                                                   ------------
                                                                     41,391,303
                                                                   ------------
METALS & MINING (1.7%)
Alcoa, Inc.                                              252,928      8,184,750
Inco, Ltd. (b)                                            48,800      3,215,920
                                                                   ------------
                                                                     11,400,670
                                                                   ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                          SHARES          VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
MULTI-UTILITIES (1.1%)
Duke Energy Corp.                                        137,000   $  4,023,690
Energy East Corp.                                        129,500      3,098,935
                                                                   ------------
                                                                      7,122,625
                                                                   ------------
OIL, GAS & CONSUMABLE FUELS (6.2%)
Chevron Corp.                                            196,586     12,200,127
ConocoPhillips                                           150,300      9,849,159
V  ExxonMobil Corp.                                      298,200     18,294,570
                                                                   ------------
                                                                     40,343,856
                                                                   ------------
PHARMACEUTICALS (9.2%)
V  Abbott Laboratories                                   299,300     13,052,473
Barr Pharmaceuticals, Inc. (c)                            65,100      3,104,619
Bristol-Myers Squibb Co.                                 145,400      3,760,044
Johnson & Johnson                                        132,000      7,909,440
KOS Pharmaceuticals, Inc. (c)                            118,900      4,473,018
V  Pfizer, Inc.                                          865,800     20,320,326
Wyeth                                                    174,600      7,753,986
                                                                   ------------
                                                                     60,373,906
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.8%)
Advanced Micro Devices, Inc. (c)                         264,700      6,463,974
Intel Corp.                                              499,300      9,461,735
Texas Instruments, Inc.                                  299,300      9,065,797
                                                                   ------------
                                                                     24,991,506
                                                                   ------------
SOFTWARE (0.6%)
BMC Software, Inc. (c)                                   151,000      3,608,900
                                                                   ------------

SPECIALTY RETAIL (2.6%)
Gap, Inc. (The)                                          340,900      5,931,660
Home Depot, Inc. (The)                                   307,000     10,987,530
                                                                   ------------
                                                                     16,919,190
                                                                   ------------
THRIFTS & MORTGAGE FINANCE (3.0%)
PMI Group, Inc. (The) (b)                                276,800     12,339,744
Washington Mutual, Inc. (b)                              161,500      7,361,170
                                                                   ------------
                                                                     19,700,914
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES (4.0%)
ALLTEL Corp.                                             165,700     10,576,631
V  Sprint Nextel Corp.                                   774,500     15,482,255
                                                                   ------------
                                                                     26,058,886
                                                                   ------------
Total Common Stocks
  (Cost $547,386,653)                                               621,780,208
                                                                   ------------

CONVERTIBLE PREFERRED STOCKS (0.9%)
-------------------------------------------------------------------------------
OIL & GAS (0.4%)
Goldman Sachs Group, Inc. (The)
  6.00%, Series BSKT (d)                                  30,000      2,888,640
                                                                   ------------


                                                          SHARES          VALUE
TELECOMMUNICATIONS (0.5%)
Goldman Sachs Group, Inc. (The) (Motorola, Inc.)
  5.75%, Series MOT (c)(e)(f)                            145,700   $  3,002,149
                                                                   ------------
Total Convertible
  Preferred Stocks
  (Cost $6,101,953)                                                   5,890,789
                                                                   ------------

INVESTMENT COMPANY (1.0%)
-------------------------------------------------------------------------------
iShares Russell 1000 Value Index Fund (b)(g)              91,200      6,652,128
                                                                   ------------
Total Investment Company
  (Cost $5,842,882)                                                   6,652,128
                                                                   ------------
                                                       PRINCIPAL
                                                          AMOUNT
SHORT-TERM INVESTMENTS (9.0%)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (4.8%)
American General Finance Corp.
  5.25%, due 7/18/06                                $ 11,400,000     11,371,738
Barton Capital LLC
  5.272%, due 7/21/06 (h)                                514,233        514,233
Clipper Receivables Corp.
  5.094%, due 7/5/06 (h)                                 514,233        514,233
Compass Securitization Corp.
  5.331%, due 7/24/06 (h)                                761,110        761,110
Fairway Finance Corp.
  5.268%, due 7/6/06 (h)                                 771,350        771,350
Falcon Asset Securitization Corp.
  5.099%, due 7/6/06 (h)                                 771,350        771,350
Grampian Funding LLC
  5.266%, due 7/13/06 (h)                                771,350        771,350
Kitty Hawk Funding Corp.
  5.161%, due 7/10/06 (h)                                771,350        771,350
Liberty Street Funding Corp.
  5.082%, due 7/3/06 (h)                                 771,350        771,350
  5.239%, due 7/24/06 (h)                              1,285,583      1,285,583
Ranger Funding LLC
  5.265%, due 8/1/06 (h)                                 754,167        754,167
Sheffield Receivables Corp.
  5.252%, due 7/18/06 (h)                                771,350        771,350
  5.31%, due 7/11/06 (h)                                 771,350        771,350
Silver Tower U.S. Funding
  5.335%, due 7/31/06 (h)                                874,196        874,196


 M-370 MainStay VP Value Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Societe Generale North America, Inc.
  5.28%, due 7/3/06                                 $  8,870,000   $  8,867,398
Yorktown Capital LLC
  5.272%, due 7/20/06 (h)                              1,023,322      1,023,322
                                                                   ------------
Total Commercial Paper
  (Cost $31,365,430)                                                 31,365,430
                                                                   ------------
FEDERAL AGENCY (0.4%)
Federal Home Loan Bank (Discount Note)
  5.00%, due 7/3/06                                    2,710,000      2,709,247
                                                                   ------------
Total Federal Agency
  (Cost $2,709,247)                                                   2,709,247
                                                                   ------------

                                                          SHARES
INVESTMENT COMPANY (0.7%)
BGI Institutional Money Market Fund (h)                4,646,573      4,646,573
                                                                   ------------
Total Investment Company
  (Cost $4,646,573)                                                   4,646,573
                                                                   ------------
                                                       PRINCIPAL
                                                          AMOUNT
REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
  5.42%, dated 6/30/06 due 7/3/06
  Proceeds at Maturity $977,484
  (Collateralized by various bonds with a
  Principal Amount of $1,149,370 and Market Value
  of $1,006,083) (h)                                $    977,043        977,043
                                                                   ------------
Total Repurchase Agreement
  (Cost $977,043)                                                       977,043
                                                                   ------------
TIME DEPOSITS (2.9%)
Bank of America Corp.
  5.27%, due 7/25/06 (h)(i)                            2,056,932      2,056,932
Calyon
  5.265%, due 8/2/06 (h)                               1,799,816      1,799,816
Credit Suisse First Boston Corp.
  5.305%, due 7/27/06 (h)                              1,799,816      1,799,816
Fortis Bank
  5.26%, due 7/7/06 (h)                                1,799,816      1,799,816
Skandinaviska Enskilda Banken AB
  5.08%, due 7/5/06 (h)                                2,314,049      2,314,049

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Societe Generale North America, Inc.
  5.313%, due 7/3/06 (h)                            $  4,559,737   $  4,559,737
Toronto Dominion Bank
  5.30%, due 7/26/06 (h)                               2,056,932      2,056,932
UBS AG
  5.10%, due 7/7/06 (h)                                1,028,466      1,028,466
Wells Fargo Bank N.A.
  5.22%, due 7/6/06 (h)                                1,799,814      1,799,814
                                                                   ------------
Total Time Deposits
  (Cost $19,215,378)                                                 19,215,378
                                                                   ------------
Total Short-Term Investments
  (Cost $58,913,671)                                                 58,913,671
                                                                   ------------
Total Investments
  (Cost $618,245,159) (j)                                  106.0%   693,236,796(k)
Liabilities in Excess of
  Cash and Other Assets                                     (6.0)   (39,264,973)
                                                    ------------   ------------
Net Assets                                                 100.0%  $653,971,823
                                                    ============   ============

(a)  ADR--American Depositary Receipt.
(b) Represents security, or a portion thereof, which is out on loan.
(c)  Non-income producing security.
(d) Synthetic Convertible--An equity-linked security issued by an entity other than the issuer of the underlying equity instrument. The underlying equity investment represents a basket of securities comprised of ENSCO
     International, Inc., GlobalSantaFe Corp., Rowan Cos.,
     Inc. and Transocean, Inc..
(e)  May be sold to institutional investors only.
(f) Synthetic Convertible--An equity-linked security issued by an entity other than the issuer of the underlying equity instrument.
(g) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(h) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(i)  Floating rate. Rate shown is the rate in effect at June
     30, 2006.
(j) The cost for federal income tax purposes is $619,398,394.
(k)  At June 30, 2006 net unrealized appreciation was
     $73,838,402, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $87,866,417 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $14,028,015.

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $618,245,159) including $34,804,004
  market value of securities loaned             $693,236,796
Cash                                                   4,381
Receivables:
  Investment securities sold                       2,354,882
  Dividends and interest                             414,563
  Fund shares sold                                    92,186
Other assets                                          22,698
                                                -------------
    Total assets                                 696,125,506
                                                -------------

LIABILITIES:
Securities lending collateral                     35,965,288
Payables:
  Investment securities purchased                  5,452,330
  Fund shares redeemed                               289,007
  Adviser                                            191,268
  Administrator                                      106,260
  Shareholder communication                           97,054
  NYLIFE Distributors                                 19,053
  Custodian                                            9,068
Accrued expenses                                      24,355
                                                -------------
    Total liabilities                             42,153,683
                                                -------------
Net assets                                      $653,971,823
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    304,244
  Service Class                                       51,955
Additional paid-in capital                       532,059,443
Accumulated undistributed net investment
  income                                           7,934,840
Accumulated undistributed net realized gain on
  investments and written options transactions    38,629,704
Net unrealized appreciation on investments        74,991,637
                                                -------------
Net assets                                      $653,971,823
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $558,902,953
                                                =============
Shares of capital stock outstanding               30,424,398
                                                =============
Net asset value per share outstanding           $      18.37
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 95,068,870
                                                =============
Shares of capital stock outstanding                5,195,466
                                                =============
Net asset value per share outstanding           $      18.30
                                                =============

 M-372 MainStay VP Value Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 6,944,026
  Interest                                           578,016
  Income from securities loaned--net                  65,996
                                                 ------------
    Total income                                   7,588,038
                                                 ------------
EXPENSES:
  Advisory                                         1,161,628
  Administration                                     645,349
  Distribution and service--Service Class            110,080
  Shareholder communication                           64,515
  Professional                                        54,311
  Directors                                           15,895
  Custodian                                            9,288
  Miscellaneous                                       10,683
                                                 ------------
    Total expenses                                 2,071,749
                                                 ------------
Net investment income                              5,516,289
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND WRITTEN
OPTIONS:
Net realized gain on:
  Security transactions                           29,300,658
  Written option transactions                        344,417
                                                 ------------
Net realized gain on investments and written
  option transactions                             29,645,075
                                                 ------------
Net change in unrealized appreciation on
  investments                                      3,823,633
                                                 ------------
Net realized and unrealized gain on investments
  and written options                             33,468,708
                                                 ------------
Net increase in net assets resulting from
  operations                                     $38,984,997
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $4,463.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2005

                                             2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  5,516,289   $  9,643,274
 Net realized gain on investments
  and written option transactions      29,645,075     34,513,341
 Net change in unrealized
  appreciation on investments           3,823,633     (6,845,679)
                                     ---------------------------
 Net increase in net assets
  resulting from operations            38,984,997     37,310,936
                                     ---------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                               --     (6,464,216)
   Service Class                               --       (813,008)
                                     ---------------------------
 Total dividends to shareholders               --     (7,277,224)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                       16,154,205     15,510,234
   Service Class                       12,856,844     23,384,467
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Initial Class                               --      6,464,216
   Service Class                               --        813,008
                                     ---------------------------
                                       29,011,049     46,171,925
 Cost of shares redeemed:
   Initial Class                      (39,296,991)   (67,844,926)
   Service Class                       (3,175,957)    (3,460,752)
                                     ---------------------------
                                      (42,472,948)   (71,305,678)
   Decrease in net assets derived
    from capital share transactions   (13,461,899)   (25,133,753)
                                     ---------------------------
   Net increase in net assets          25,523,098      4,899,959

NET ASSETS:
Beginning of period                   628,448,725    623,548,766
                                     ---------------------------
End of period                        $653,971,823   $628,448,725
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $  7,934,840   $  2,418,551
                                     ===========================

 M-374 MainStay VP Value Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-375

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                             INITIAL CLASS
                                            --------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                           YEAR ENDED DECEMBER 31,
                                              2006*           2005          2004          2003          2002          2001
Net asset value at beginning of period       $  17.29       $  16.47      $  14.96      $  11.91      $  15.35      $  16.21
                                            ----------      --------      --------      --------      --------      --------
Net investment income                            0.16           0.27 (b)      0.18          0.21 (b)      0.20          0.23
Net realized and unrealized gain (loss) on
  investments                                    0.92           0.76          1.51          3.04         (3.43)        (0.15)
                                            ----------      --------      --------      --------      --------      --------
Total from investment operations                 1.08           1.03          1.69          3.25         (3.23)         0.08
                                            ----------      --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income                       --          (0.21)        (0.18)        (0.20)        (0.19)        (0.23)
  From net realized gain on investments            --             --            --            --         (0.02)        (0.71)
                                            ----------      --------      --------      --------      --------      --------
Total dividends and distributions                  --          (0.21)        (0.18)        (0.20)        (0.21)        (0.94)
                                            ----------      --------      --------      --------      --------      --------
Net asset value at end of period             $  18.37       $  17.29      $  16.47      $  14.96      $  11.91      $  15.35
                                            ==========      ========      ========      ========      ========      ========
Total investment return                          6.26%(c)       6.24%(d)     11.28%        27.37%       (21.05%)        0.40%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          1.74%+         1.58%         1.34%         1.60%         1.43%         1.53%
  Net expenses                                   0.61%+         0.50%         0.65%         0.66%         0.65%         0.64%
  Expenses (before reimbursement)                0.61%+         0.61%         0.65%         0.66%         0.65%         0.64%
Portfolio turnover rate                            23%            40%           81%           62%           64%           70%
Net assets at end of period (in 000's)       $558,903       $548,065      $567,182      $418,992      $331,833      $404,174

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     6.13% and 5.87% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(e)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.
*    Unaudited.

 M-376 MainStay VP Value Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                            SERVICE CLASS
    -------------------------------------------------------------
    SIX MONTHS                                    JUNE 4, 2003(A)
      ENDED                                           THROUGH
     JUNE 30,       YEAR ENDED DECEMBER 31,        DECEMBER 31,
      2006*           2005           2004              2003
     $ 17.24         $ 16.44        $ 14.95           $ 12.81
    ----------      ---------      ---------      ---------------
        0.12            0.22 (b)       0.15              0.10 (b)
        0.94            0.76           1.49              2.23
    ----------      ---------      ---------      ---------------
        1.06            0.98           1.64              2.33
    ----------      ---------      ---------      ---------------
          --           (0.18)         (0.15)            (0.19)
          --              --             --                --
    ----------      ---------      ---------      ---------------
          --           (0.18)         (0.15)            (0.19)
    ----------      ---------      ---------      ---------------
     $ 18.30         $ 17.24        $ 16.44           $ 14.95
    ==========      =========      =========      ===============
        6.13%(c)        5.96%(d)      11.01%            18.14%(c)
        1.49%+          1.33%          1.09%             1.35%+(e)
        0.86%+          0.75%          0.90%             0.91%+
        0.86%+          0.86%          0.90%             0.91%+
          23%             40%            81%               62%
     $95,069         $80,384        $56,367           $15,024

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company.

The Portfolios commenced operations on the dates indicated below:

COMMENCEMENT
OF OPERATIONS       PORTFOLIOS
February 13, 2006   Conservative Allocation, Growth
                    Allocation, Moderate Allocation and
                    Moderate Growth Allocation Portfolios
------------------------------------------------------------
May 2, 2005         Balanced and Floating Rate Portfolios
------------------------------------------------------------
July 2, 2001        Mid Cap Core, Mid Cap Growth, Mid Cap
                    Value and Small Cap Growth Portfolios
------------------------------------------------------------
May 1, 1998         Income & Growth, Basic Value, Developing
                    Growth and Large Cap Growth (formerly
                    Growth Portfolio) Portfolios
------------------------------------------------------------
October 1, 1996     Convertible Portfolio
------------------------------------------------------------
May 1, 1995         High Yield Corporate Bond, International
                    Equity and Value Portfolios
------------------------------------------------------------
January 29, 1993    Capital Appreciation, Cash Management,
                    Government, S&P 500 Index and Total
                    Return Portfolios
------------------------------------------------------------
January 23, 1984    Bond and Common Stock Portfolios
------------------------------------------------------------

The Portfolios (each separately a "Portfolio") are separate Portfolios of the Fund. Shares of the Portfolios are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II and III, VUL Separate Account-I and CSVUL Separate Account-I (collectively "Separate Accounts"). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies.

On May 13, 2003, the Fund's Board of Directors adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor of its shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares.

The Service Class of each Portfolio commenced operations on the dates indicated below:

COMMENCEMENT
OF OPERATIONS       PORTFOLIOS
February 13, 2006   Conservative Allocation, Growth
                    Allocation, Moderate Allocation and
                    Moderate Growth Allocation Portfolios
------------------------------------------------------------
May 2, 2005         Balanced and Floating Rate Portfolios
------------------------------------------------------------
June 13, 2003       Income & Growth Portfolio
------------------------------------------------------------
June 6, 2003        Large Cap Growth Portfolio (formerly
                    Growth Portfolio)
------------------------------------------------------------
June 5, 2003        Basic Value, Capital Appreciation,
                    Common Stock, Convertible, Developing
                    Growth, International Equity, Mid Cap
                    Core, Mid Cap Growth, Mid Cap Value, S&P
                    500 Index and Small Cap Growth
                    Portfolios
------------------------------------------------------------
June 4, 2003        Bond, Government, High Yield Corporate
                    Bond, Total Return and Value Portfolios
------------------------------------------------------------

The investment objectives for each of the Portfolios of the Fund are as follows:

BALANCED: to seek high total return.

BASIC VALUE: to seek capital appreciation.

BOND: to seek the highest income over the long term consistent with preservation of principal.

CAPITAL APPRECIATION: to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

CASH MANAGEMENT: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

COMMON STOCK: to seek long-term growth of capital, with income as a secondary consideration.

CONSERVATIVE ALLOCATION: to seek current income, with long-term growth of capital as a secondary consideration.

CONVERTIBLE: to seek capital appreciation together with current income.

DEVELOPING GROWTH: to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

FLOATING RATE: to seek to provide high current income.

GOVERNMENT: to seek a high level of current income, consistent with safety of principal.

GROWTH ALLOCATION: to seek long-term growth of capital.

HIGH YIELD CORPORATE BOND: to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities. Capital appreciation is a secondary objective.

 M-378 MainStay VP Series Fund, Inc.

INCOME & GROWTH: to seek dividend growth, current income and capital appreciation.

INTERNATIONAL EQUITY: to seek long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities.

LARGE CAP GROWTH: to seek growth through long-term capital appreciation.

MID CAP CORE: to seek long-term growth of capital.

MID CAP GROWTH:  to seek long-term growth of capital.

MID CAP VALUE: to realize maximum long-term total return from a combination of capital appreciation and income.

MODERATE ALLOCATION: to seek long-term growth of capital, with current income as a secondary consideration.

MODERATE GROWTH ALLOCATION: to seek long-term growth of capital, with current income as a secondary consideration.

S&P 500 INDEX: to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

SMALL CAP GROWTH: to seek long-term capital appreciation by investing in securities of small-cap companies.

TOTAL RETURN: to realize current income consistent with reasonable opportunity for future growth of capital and income.

VALUE: to realize maximum long-term total return from a combination of capital growth and income.

The Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios (collectively the "Asset Allocation Portfolios") operate as "fund-of-funds". The Asset Allocation Portfolios may invest in other Portfolios of the Fund and other affiliated MainStay Funds ("underlying portfolios").

High Yield Corporate Bond Portfolio invests primarily in high yield bonds (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic developments in a specific industry or region.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below:

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Administrator, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Administrator to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in underlying portfolios are valued at their net asset value at the close of business each day. Loans are valued at the average of bid quotations obtained from a pricing service. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Investments in money market funds are valued daily at their NAV. Portfolio securities of the Cash Management Portfolio are valued at their amortized cost. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to: trading for a security has been halted or suspended; a security has been de-listed from a national exchange; or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. At

                                                   www.mainstayfunds.com   M-379

June 30, 2006, the Convertible and High Yield Corporate Bond Portfolios held securities with values of $300 and $9,092,339 respectively, that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the International Equity Portfolio principally trade, and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Administrator or Adviser/Subadvisors conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Administrator or Adviser/ Subadvisor may, pursuant to procedures adopted by the Portfolio's Board of Directors, adjust the value of the local price to reflect the impact on the price of such securities as a result of events.

(B) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned. Dividends and distributions received by the Asset Allocation Portfolios from the underlying portfolios are recorded on the ex-dividend date. Discounts and premiums on securities, other than short-term securities, purchased for all Portfolios are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

For Real Estate Investment Trusts ("REITs"), dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(C) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index, foreign currency or interest rate. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The S&P 500 Index Portfolio invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objectives.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contacts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Portfolio's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(D) REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Adviser to be creditworthy, pursuant to guidelines established by the Portfolios' Board of Directors. During the term of any repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered under the Act to be collateralized loans by a Portfolio to the seller secured by the securities transferred to the Portfolio. The Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements. The Fund's policy is that the underlying collateral is valued daily on a mark-to-market basis to evaluate whether the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. The Portfolio may incur a loss if the value of the security should decline as well as disposition cost in liquidating the security. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization

 M-380 MainStay VP Series Fund, Inc.

and/or retention of the collateral may be subject to legal proceedings.

(E) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The High Yield Corporate Bond and International Equity Portfolios enter into foreign currency forward contracts primarily to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Portfolio's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 6 on page M-387.)

(F) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Portfolios are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Portfolios that are denominated in foreign currency amounts are presented at the exchange rates and market values at the end of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized and unrealized gains (losses) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities including currency and foreign currency forward contracts, but excluding other investments, are reflected in unrealized foreign exchange gains or losses. (See Note 6 on page M-387.)

(G) MORTGAGE DOLLAR ROLLS. Certain Portfolios may enter into mortgage dollar roll ("MDR") transactions in which they sell mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolios forego principal and interest on the securities. The Portfolios are compensated by the difference between the current sales price and the forward price for the future purpose as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from the respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(H) SECURITIES LENDING. The Portfolios may lend their securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government Securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios. (See Note 6 on page M-387.)

(I) PURCHASED AND WRITTEN OPTIONS. Certain Portfolios may write covered call and put options on their portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are

                                                   www.mainstayfunds.com   M-381
subsequently adjusted, and unrealized appreciation and depreciation is recorded, to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, a Portfolio foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian. When writing a covered call option, the Portfolios, in return for the premium on the option, give up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, have retained the risk of loss should the price of the underlying security decline. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

Certain Portfolios may purchase call and put options on their portfolio securities or foreign currencies. A Portfolio may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Portfolio may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. A Portfolio may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Portfolio and the prices of options relating to the securities or foreign currencies purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 6 on page M-387.)

(J) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Floating Rate, High Yield Corporate Bond and Total Return Portfolios invests in loan commitments and loan participations. Loan commitments and loan participations are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money and records interest as earned. The unfunded amounts are recorded in memorandum accounts. The Portfolio assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the portfolio and the borrower ("Intermediate Participants"). (See Note 5 on page M-387.)

(K) RESTRICTED SECURITIES. Each Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. The High Yield Corporate Bond Portfolio does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Portfolios' Schedule of Investments. (See Note 6 on page M-387.)

(L) FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Portfolio from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(M) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Cash Management and Floating Rate Portfolios dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once per year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(N) EXPENSES. Expenses with respect to the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except where direct allocations of expense can be made. Expenses (other than expenses incurred under the Distribution and Service Plan, which are charged directly to the Service Class) are allocated to separate

 M-382 MainStay VP Series Fund, Inc.

classes of shares based upon their relative net assets on the date the expenses are accrued. The expenses borne by the Fund, including those of related parties to the Fund, are shown on each Portfolio's Statement of Operations.

In addition, each Asset Allocation Portfolio bears a pro rata share of the fees and expenses of the underlying portfolios in which they invest. Because the underlying portfolios have varied expense and fee levels and the Asset Allocation Portfolios may own different proportions of the underlying portfolios at different times, the amount of fees and expenses incurred indirectly by each Asset Allocation Portfolio will vary.

(O) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(P) INDEMNIFICATIONS. In the normal course of business the Portfolios enter into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Portfolios.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) INVESTMENT ADVISORY, SUBADVISORY AND ADMINISTRATION FEES. New York Life Investment Management LLC ("NYLIM" or "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as investment adviser to the Fund under an Investment Advisory Agreement. Balanced, Bond, Common Stock, Conservative Allocation, Floating Rate, Growth Allocation, Mid Cap Core, Moderate Allocation, Moderate Growth Allocation and S&P 500 Index Portfolios are managed by NYLIM. MacKay Shields, a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Total Return and Value Portfolios, under a Subadvisory Agreement with NYLIM. Pursuant to a Subadvisory Agreement with NYLIM, Lord Abbett & Co. serves as subadvisor to the Developing Growth Portfolio; American Century Investment Management, Inc. serves as subadvisor to the Income & Growth Portfolio; Winslow Capital Management, Inc. serves as the subadvisor to the Large Cap Growth Portfolio and The Dreyfus Corporation served as subadvisor to the Basic Value Portfolio. On July 3, 2006, the Dreyfus Corporation was replaced on an interim basis by Institutional Capital LLC, an indirect wholly-owned subsidiary of NYLIM Holdings LLC, which is a wholly-owned subsidiary of New York Life.

NYLIM also serves as administrator for the Fund. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Portfolios. These administrative services are provided to the Balanced, Conservative Allocation, Floating Rate, Growth Allocation, Mid Cap Core, Mid Cap Growth, Mid Cap Value, Moderate Allocation, Moderate Growth Allocation and Small Cap Growth Portfolios pursuant to the Management Agreements referenced above. These services are provided to the other 15 Portfolios pursuant to separate Administration Agreements. Each of the 15 Portfolios pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM, at an annual rate of 0.20% of the average daily net assets of each Portfolio.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolio's respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolios, IBT is compensated by NYLIM.

The Fund, on behalf of each Portfolio, pays the Adviser and Administrator a monthly fee for the services performed

                                                   www.mainstayfunds.com   M-383
and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                       ADVISER   ADMINISTRATOR
Balanced Portfolio                        0.75%(a)        0.00%
--------------------------------------------------------------
Basic Value Portfolio (b)                 0.60%         0.20%
--------------------------------------------------------------
Bond Portfolio                            0.25%         0.20%
--------------------------------------------------------------
Capital Appreciation Portfolio            0.36%         0.20%
--------------------------------------------------------------
Cash Management Portfolio (c)             0.25%         0.20%
--------------------------------------------------------------
Common Stock Portfolio                    0.25%         0.20%
--------------------------------------------------------------
Conservative Allocation                   0.00%         0.00%
--------------------------------------------------------------
Convertible Portfolio                     0.36%         0.20%
--------------------------------------------------------------
Developing Growth Portfolio (d)           0.60%         0.20%
--------------------------------------------------------------
Floating Rate Portfolio                   0.60%(a)        0.00%
--------------------------------------------------------------
Government Portfolio                      0.30%         0.20%
--------------------------------------------------------------
Growth Allocation                         0.00%         0.00%
--------------------------------------------------------------
High Yield Corporate Bond
  Portfolio                               0.30%         0.20%
--------------------------------------------------------------
Income & Growth Portfolio (e)             0.50%         0.20%
--------------------------------------------------------------
International Equity Portfolio            0.60%         0.20%
--------------------------------------------------------------
Large Cap Growth Portfolio (f)            0.50%         0.20%
--------------------------------------------------------------
Mid Cap Core Portfolio                    0.85%(a)        0.00%
--------------------------------------------------------------
Mid Cap Growth Portfolio                  0.75%(a)        0.00%
--------------------------------------------------------------
Mid Cap Value Portfolio                   0.70%(a)        0.00%
--------------------------------------------------------------
Moderate Allocation                       0.00%         0.00%
--------------------------------------------------------------
Moderate Growth Allocation                0.00%         0.00%
--------------------------------------------------------------
S&P 500 Index Portfolio (g)               0.10%         0.20%
--------------------------------------------------------------
Small Cap Growth Portfolio                0.90%(a)        0.00%
--------------------------------------------------------------
Total Return Portfolio                    0.32%         0.20%
--------------------------------------------------------------
Value Portfolio                           0.36%         0.20%
--------------------------------------------------------------

(a) This fee reflects the Management Fee, which includes both Advisory and Administrative fees.
(b) On assets up to $250 million and 0.55% in excess of $250 million. NYLIM has voluntarily agreed to waive its Advisory Fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million. For the six months ended June 30, 2006, the Manager waived its fees in the amount of $24,207.
(c) On assets up to $500 million and 0.20% on assets in excess of $500 million.
(d) On assets up to $200 million, 0.55% from $200 million to $500 million, 0.525% from $500 million to $1 billion and 0.50% on assets in excess of $1 billion.
(e) On assets up to $100 million, 0.45% from $100 million to $200 million and 0.40% on assets in excess of $200 million.
(f) On assets up to $200 million and 0.40% on assets in excess of $200 million.
(g) On assets up to $1 billion and 0.075% on assets in excess of $1 billion.

Pursuant to the terms of the Subadvisory Agreements between NYLIM and the subadvisors, NYLIM pays the subadvisors a monthly fee at an annual rate of average daily net assets of that Portfolio as follows:

Basic Value Portfolio (a)                              0.45%
--------------------------------------------------------------
Capital Appreciation Portfolio                         0.36%
--------------------------------------------------------------
Cash Management Portfolio (b)                          0.25%
--------------------------------------------------------------
Convertible Portfolio                                  0.36%
--------------------------------------------------------------
Developing Growth Portfolio (c)                        0.50%
--------------------------------------------------------------
Government Portfolio                                   0.30%
--------------------------------------------------------------
High Yield Corporate Bond Portfolio                    0.30%
--------------------------------------------------------------
Income & Growth Portfolio (d)                          0.40%
--------------------------------------------------------------
International Equity Portfolio                         0.60%
--------------------------------------------------------------
Large Cap Growth Portfolio (e)                         0.40%
--------------------------------------------------------------
Mid Cap Growth Portfolio                              0.375%
--------------------------------------------------------------
Mid Cap Value Portfolio                                0.35%
--------------------------------------------------------------
Small Cap Growth Portfolio                             0.50%
--------------------------------------------------------------
Total Return Portfolio                                 0.32%
--------------------------------------------------------------
Value Portfolio                                        0.36%
--------------------------------------------------------------

(a) On assets up to $250 million and 0.40% on assets in excess of $250 million.
(b) On assets up to $500 million and 0.20% on assets in excess of $500 million.
(c) On assets up to $200 million, 0.45% from $200 million up to $500 million, 0.425% from $500 million up to $1 billion and 0.40% on assets in excess of $1 billion.
(d) On assets up to $100 million, 0.35% from $100 million up to $200 million, 0.30% on assets in excess of $200 million.
(e) Of the average daily net asset value of all Subadvisor-serviced investment company assets managed by the Manager, including series of the Fund, up to $250 million; 0.35% of the average daily net asset value of all Subadvisor-serviced investment company assets managed by the Manager, including series of the Fund, from $250 million to $500 million; 0.30% of the average daily net asset value of all Subadvisor-serviced investment company assets managed by the Manager, including series of the Fund, from $500 million to $750 million; 0.25% of the average daily net asset value of all Subadvisor-serviced investment company assets managed by the Manager, including series of the Fund, from $750 million to $1 billion; and 0.20% of the average daily net asset value of all Subadvisor-serviced investment company assets managed by the Manager, including series of the Fund, in excess of $1 billion. The subadvisory fee arrangement between NYLIM and Winslow includes breakpoints based on the aggregation of assets of all NYLIM-managed mutual funds subadvised by Winslow. As a result of the potential benefits received from this arrangement, NYLIM may provide a management fee waiver as breakpoints are reached. For the six months ended June 30, 2006, the Manager waived its fees in the amount of $11,193.

NYLIM entered into a written expense limitation agreement under which it agreed to waive a portion of the Balanced Portfolio's management fee or reimburse the Balanced Portfolio so that its total ordinary operating expenses do not exceed 0.90% for its Initial Class shares. The Manager will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the Service Class shares of

 M-384 MainStay VP Series Fund, Inc.

these Portfolios. This expense limitation may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any management fee waiver or expense reimbursement from the Portfolio pursuant to this agreement if such action does not cause the Portfolio to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expenses.

NYLIM has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio expenses for the following portfolios do not exceed the indicated percentages. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Conservative Allocation Portfolio                      0.25%
--------------------------------------------------------------
Growth Allocation Portfolio                            0.25%
--------------------------------------------------------------
Moderate Allocation Portfolio                          0.25%
--------------------------------------------------------------
Moderate Growth Allocation Portfolio                   0.25%
--------------------------------------------------------------

For the six months ended June 30, 2006 the accrual amounts for the contractual and expense limitations described above are as follows:

Balanced Portfolio                                   $    --
-------------------------------------------------------------
Conservative Allocation Portfolio                     21,008
-------------------------------------------------------------
Growth Allocation Portfolio                           18,995
-------------------------------------------------------------
Moderate Allocation Portfolio                          3,017
-------------------------------------------------------------
Moderate Growth Allocation Portfolio                   2,320
-------------------------------------------------------------

As of June 30, 2006 the amounts of waived or reimbursed fees that are subject to possible recoupment by the Manager and the related expiration dates are as follows;

                                                    OCTOBER 31,
                                                           2009      TOTAL
Conservative Allocation Portfolio*                  $    21,008   $21,008
--------------------------------------------------------------------------
Growth Allocation Portfolio*                             18,995    18,995
--------------------------------------------------------------------------
Moderate Allocation Portfolio*                            3,017     3,017
--------------------------------------------------------------------------
Moderate Growth Allocation Portfolio*                     2,320     2,320
--------------------------------------------------------------------------

* Commencement of operations February 13, 2006.

(B) DISTRIBUTOR. NYLIFE Distributors LLC ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, serves as distributor (the "Distributor") to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement.

(C) DISTRIBUTION AND SERVICE FEES. With respect to the Service Class shares of all Portfolios, except the Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class of each Portfolio.

(D) NON-INTERESTED DIRECTOR FEES. For the six months ended June 30, 2006, Non-Interested Directors were paid an annual retainer of $35,000, $4,000 for each Board meeting attended, $2,000 for each Audit Committee meeting attended and $1,500 for each Valuation and Nominating and Governance Committee meeting attended, plus reimbursement for travel and other out-of-pocket expenses. The Lead Independent Director received an additional retainer of $1,000 per month (January 1, 2006 through June 30, 2006), the Audit Committee Chair received an additional annual retainer of $12,000, and each member of the Audit Committee received an annual retainer of $3,000.

(E) CAPITAL. At June 30, 2006, NYLIAC was the beneficial owner of shares of the following Portfolios with net asset values and percentages of net assets as follows:

Balanced Portfolio                     $10,687,505           6.6%
------------------------------------------------------------------
Floating Rate Portfolio                 46,755,289          21.9%
------------------------------------------------------------------

(F) OTHER. Fees for the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are charged to the Portfolios in proportion to the net assets of the respective Portfolio. For the six months ended June 30, 2006 these fees, which are included in

                                                   www.mainstayfunds.com   M-385

Professional fees shown on the Statement of Operations, are as follows:

Balanced Portfolio                                   $ 1,539
-------------------------------------------------------------
Basic Value Portfolio                                  1,278
-------------------------------------------------------------
Bond Portfolio                                         6,282
-------------------------------------------------------------
Capital Appreciation Portfolio                        12,015
-------------------------------------------------------------
Cash Management Portfolio                              4,120
-------------------------------------------------------------
Common Stock Portfolio                                12,224
-------------------------------------------------------------
Convertible Portfolio                                  4,835
-------------------------------------------------------------
Developing Growth Portfolio                              679
-------------------------------------------------------------
Floating Rate Portfolio                                1,579
-------------------------------------------------------------
Government Portfolio                                   3,890
-------------------------------------------------------------
High Yield Corporate Bond Portfolio                   19,112
-------------------------------------------------------------
Income & Growth Portfolio                              1,426
-------------------------------------------------------------
International Equity Portfolio                         4,361
-------------------------------------------------------------
Large Cap Growth Portfolio                             1,766
-------------------------------------------------------------
Mid Cap Core Portfolio                                 3,349
-------------------------------------------------------------
Mid Cap Growth Portfolio                               3,981
-------------------------------------------------------------
Mid Cap Value Portfolio                                5,768
-------------------------------------------------------------
S&P 500 Index Portfolio                               19,356
-------------------------------------------------------------
Small Cap Growth Portfolio                             2,349
-------------------------------------------------------------
Total Return Portfolio                                 6,725
-------------------------------------------------------------
Value Portfolio                                        8,438
-------------------------------------------------------------

NOTE 4--FEDERAL INCOME TAX:
Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended December 31, 2005 represents tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Portfolios for which the tax components of the distributions are shown below.

                                            2005
                                -----------------------------
                                    TAX-BASED       TAX-BASED
                                DISTRIBUTIONS   DISTRIBUTIONS
                                         FROM            FROM
                                     ORDINARY       LONG-TERM
                                       INCOME           GAINS
Balanced Portfolio              $   1,253,763   $          --
-------------------------------------------------------------
Basic Value Portfolio                 826,736         977,399
-------------------------------------------------------------
Bond Portfolio                     14,962,664*             --
-------------------------------------------------------------
Cash Management Portfolio           8,844,731*             --
-------------------------------------------------------------
Mid Cap Core Portfolio             12,850,980      11,483,427
-------------------------------------------------------------
Mid Cap Value Portfolio             3,016,465      19,427,995
-------------------------------------------------------------

* The tax-based distributions from ordinary income are not different between book and tax for 2005.
At December 31, 2005, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by regulations, to treat certain qualifying capital losses that arose after October 31, 2005 as if they arose on January 1, 2006.

                       CAPITAL LOSS               CAPITAL LOSS
                          AVAILABLE     AMOUNTS       DEFERRED
                            THROUGH     (000'S)        (000'S)
Bond Portfolio                 2013   $  1,692
--------------------------------------------------------------
                                      $  1,692      $    --
--------------------------------------------------------------
Capital Appreciation
  Portfolio                    2009   $ 81,865
                               2010     97,959
                               2011     21,298
                               2012     37,973
--------------------------------------------------------------
                                      $239,095      $    --
--------------------------------------------------------------
Convertible Portfolio          2010   $  6,262
--------------------------------------------------------------
                                      $  6,262      $    --
--------------------------------------------------------------
Developing Growth
  Portfolio                    2010   $  1,798
                               2011      1,425
--------------------------------------------------------------
                                      $  3,223      $    --
--------------------------------------------------------------
Floating Rate
  Portfolio                    2013   $    283
--------------------------------------------------------------
                                      $    283      $     8
--------------------------------------------------------------
Government Portfolio           2008   $  1,695
                               2012      2,240
--------------------------------------------------------------
                                      $  3,935      $   769
--------------------------------------------------------------
High Yield Corporate
  Bond Portfolio               2009   $  9,405
                               2010     24,586
                               2011     61,979
--------------------------------------------------------------
                                      $ 95,970      $    --
--------------------------------------------------------------
International Equity
  Portfolio                           $     --
--------------------------------------------------------------
                                      $     --      $  562*
--------------------------------------------------------------
Large Cap Growth
  Portfolio                    2009   $ 74,417
                               2010     37,086
                               2012        294
--------------------------------------------------------------
                                      $111,797      $    --
--------------------------------------------------------------
S&P 500 Index
  Portfolio                    2010   $ 66,906
                               2011     14,323
                               2012      1,932
                               2013     17,352
--------------------------------------------------------------
                                      $100,513      $10,375
--------------------------------------------------------------
Small Cap Growth
  Portfolio                           $     --
--------------------------------------------------------------
                                      $     --      $ 1,647
--------------------------------------------------------------

* Currency losses.

 M-386 MainStay VP Series Fund, Inc.

The Basic Value, Capital Appreciation, Common Stock, Convertible, Developing Growth, Government, High Yield Corporate Bond, Income and Growth, Large Cap Growth, Mid Cap Growth, Total Return and Value Portfolios utilized $4,193,322, $35,364,786, $19,970,485, $15,079,790, $4,297,094, $497,871, $22,047,037,
$3,979,568, $350,491, $3,267,021, $14,364,517 and $23,461,365 respectively, of capital loss carryforwards during the year ended December 31, 2005

NOTE 5--COMMITMENTS AND CONTINGENCIES:
As of June 30, 2006, the following Portfolios had unfunded loan commitments pursuant to the following loan agreements:
FLOATING RATE PORTFOLIO

                                                 UNFUNDED
 BORROWER                                      COMMITMENT
 Hertz Corp. (The), due 8/15/07               $   185,125
 --------------------------------------------------------
 LSP Gen Finance Co. LLC, due 5/6/13               40,404
 --------------------------------------------------------

HIGH YIELD CORPORATE BOND PORTFOLIO

                                                 UNFUNDED
 BORROWER                                      COMMITMENT
 Navistar International Corp., due 2/1/11     $ 1,300,187
 --------------------------------------------------------

The commitments are available until the maturity date of the respective security.

NOTE 6--PORTFOLIO SECURITIES LOANED, FOREIGN CURRENCY FORWARD CONTRACTS, FOREIGN CURRENCY, WRITTEN OPTIONS AND RESTRICTED SECURITIES:

As of June 30, 2006, the following Portfolios had securities on loan and received collateral as follows:

                                          MARKET
                                        VALUE OF
                                      SECURITIES          CASH
PORTFOLIO                                ON LOAN    COLLATERAL
Balanced                            $10,031,002    $10,315,448
--------------------------------------------------------------
Bond                                 51,245,560     52,591,360
--------------------------------------------------------------
Capital Appreciation                 26,366,904     27,114,290
--------------------------------------------------------------
Common Stock                         59,870,196     62,019,978
--------------------------------------------------------------
Convertible                          38,590,161     39,715,686
--------------------------------------------------------------
Developing Growth                    10,738,702     11,122,350
--------------------------------------------------------------
Government                           24,251,798     24,791,565
--------------------------------------------------------------
High Yield Corporate Bond            66,826,199     68,573,315
--------------------------------------------------------------
Income and Growth                    12,138,520     12,576,166
--------------------------------------------------------------
International Equity                 35,356,843     36,960,728
--------------------------------------------------------------
Large Cap Growth                     11,622,802     11,957,275
--------------------------------------------------------------
Mid Cap Core                         39,834,476     40,918,009
--------------------------------------------------------------
Mid Cap Growth                       52,390,057     53,909,158
--------------------------------------------------------------
Mid Cap Value                        69,995,060     73,031,180
--------------------------------------------------------------
S&P 500 Index                        75,985,039     79,031,841
--------------------------------------------------------------
Small Cap Growth                     31,120,081     32,119,650
--------------------------------------------------------------
Total Return                         25,994,641     26,683,390
--------------------------------------------------------------
Value                                34,804,004     35,965,288
--------------------------------------------------------------

The Cash collateral received for securities on loan was used to purchase highly liquid short-term investments in accordance with the securities lending procedures of the Portfolios. Securities purchased with collateral received are valued at amortized cost which approximates market value.

Foreign currency forward contracts open at June 30, 2006:

HIGH YIELD CORPORATE BOND PORTFOLIO

                                                                 CONTRACT     CONTRACT            UNREALIZED
                                                                   AMOUNT       AMOUNT         APPRECIATION/
                                                                     SOLD    PURCHASED        (DEPRECIATION)
Foreign Currency Sale Contracts
------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 7/6/06                          E7,670,099   $9,453,091       $      (358,014)
------------------------------------------------------------------------------------------------------------

                                                                 CONTRACT          CONTRACT
                                                                   AMOUNT            AMOUNT
                                                                PURCHASED              SOLD
Foreign Currency Buy Contracts
-----------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 7/6/06                          E1,200,000       $1,543,140        $        (8,176)
-----------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 7/6/06                            E830,000       $1,047,817        $        13,866
-----------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on foreign currency forward contracts                                 $      (352,324)
-----------------------------------------------------------------------------------------------------------------

                                                   www.mainstayfunds.com   M-387

INTERNATIONAL EQUITY

                                                                   CONTRACT          CONTRACT            UNREALIZED
                                                                     AMOUNT            AMOUNT         APPRECIATION/
                                                                  PURCHASED              SOLD        (DEPRECIATION)
Foreign Currency Buy Contracts
-------------------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring 11/30/06          A$ 2,743,192        $2,060,000        $       (25,296)
-------------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 12/18/06             L  1,066,668        $1,975,000                  5,059
-------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on foreign currency forward contracts:                                  $       (20,237)
-------------------------------------------------------------------------------------------------------------------

                                                                    CONTRACT             CONTRACT
                                                                      AMOUNT               AMOUNT            UNREALIZED
                                                                        SOLD            PURCHASED          DEPRECIATION
Foreign Cross Currency Contracts
-----------------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. Australian Dollar, expiring 8/14/06       C$  9,022,000        A$  10,665,975       $      (176,936)
-----------------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. Australian Dollar, expiring 11/30/06      C$ 12,057,000        A$  14,521,816               (76,241)
-----------------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. Swedish Krona, expiring 12/8/06           C$  1,305,000        SK   8,323,290                (3,205)
-----------------------------------------------------------------------------------------------------------------------
Euro vs. Japanese Yen, expiring 7/18/06                       E   2,500,000        Y  358,762,500               (59,728)
-----------------------------------------------------------------------------------------------------------------------
Euro vs. Japanese Yen, expiring 11/27/06                      E  22,060,000        Y3,128,990,400              (575,981)
-----------------------------------------------------------------------------------------------------------------------
Swiss Franc vs. Japanese Yen, expiring 12/6/06                CF 30,195,000        Y2,773,771,598              (341,585)
-----------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on foreign currency forward contracts:                                      $    (1,233,676)
-----------------------------------------------------------------------------------------------------------------------

As of June 30, 2006, the following Portfolios had foreign currency:

INTERNATIONAL EQUITY PORTFOLIO

                                 CURRENCY           COST          VALUE
Australian Dollar       A$     1,274,277    $   983,933    $   946,915
-----------------------------------------------------------------------
Canadian Dollar         C$       381,491        343,160        341,746
-----------------------------------------------------------------------
Euro                    E      2,212,047      2,787,264      2,829,319
-----------------------------------------------------------------------
Pound Sterling          L      6,345,189     11,773,815     11,733,524
-----------------------------------------------------------------------
Japanese Yen            Y    907,379,023      8,095,821      7,928,863
-----------------------------------------------------------------------
Singapore Dollar        SGD$     916,441        574,373        578,981
-----------------------------------------------------------------------
Swiss Franc             CF     2,230,195      1,806,249      1,824,216
-----------------------------------------------------------------------
                                            $26,364,615    $26,183,564
-----------------------------------------------------------------------

As of June 30, 2006, the following Portfolios had transactions in written options:

MID CAP VALUE PORTFOLIO

                                                    NUMBER OF
                                                    CONTRACTS     PREMIUM
Options outstanding at December 31, 2005                   --  $       --
-------------------------------------------------------------------------
Options--Canceled in Closing Transactions               1,324     262,081
-------------------------------------------------------------------------
Options--written                                      (1,324)    (262,081)
-------------------------------------------------------------------------
Options outstanding at June 30, 2006                       --  $       --
-------------------------------------------------------------------------

TOTAL RETURN PORTFOLIO

                                                    NUMBER OF
                                                    CONTRACTS     PREMIUM
Options outstanding at December 31, 2005                   --  $       --
-------------------------------------------------------------------------
Options--Canceled in Closing Transactions                 613     101,068
-------------------------------------------------------------------------
Options--written                                        (613)    (101,068)
-------------------------------------------------------------------------
Options outstanding at June 30, 2006                       --  $       --
-------------------------------------------------------------------------

VALUE PORTFOLIO

                                                    NUMBER OF
                                                    CONTRACTS     PREMIUM
Options outstanding at December 31, 2005                   --  $       --
-------------------------------------------------------------------------
Options--Canceled in Closing Transactions               2,126     349,528
-------------------------------------------------------------------------
Options--written                                      (2,126)    (349,528)
-------------------------------------------------------------------------
Options outstanding at June 30, 2006                       --  $       --
-------------------------------------------------------------------------

 M-388 MainStay VP Series Fund, Inc.

HIGH YIELD CORPORATE BOND PORTFOLIO

Restricted securities held at June 30, 2006:

                                                                        NUMBER
                                                                            OF
                                                   DATE(S) OF        WARRANTS/                           6/30/06       PERCENT OF
SECURITY                                          ACQUISITION           SHARES             COST            VALUE       NET ASSETS
Colorado Prime Corp.
  Preferred Stock                             5/6/97-11/10/99           1,395       $ 5,090,593      $       14              0.0%(a)
---------------------------------------------------------------------------------------------------------------------------------
Globix Corp.
  Common Stock                                       10/15/02       1,006,778           712,250       3,502,581              0.3
  Convertible Preferred Stock 6.00%                    6/8/05         107,873           295,589         402,097              0.0(a)
---------------------------------------------------------------------------------------------------------------------------------
Haights Cross Communications
  Preferred Stock 16.00%                       1/22/04-2/3/06          99,800         4,655,813       4,391,200              0.3
  Warrants                                     1/22/04-2/3/06             104                 1               1              0.0(a)
  Warrants                                     1/22/04-2/3/06          97,772               978             978              0.0(a)
---------------------------------------------------------------------------------------------------------------------------------
MMH Holdings, Inc.
  Common Stock                                3/11/99-10/30/01            937             4,919          49,661              0.0(a)
---------------------------------------------------------------------------------------------------------------------------------
North Atlantic Trading Co., Inc.
  Common Stock                                        4/21/04           2,418                24              24              0.0(a)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    $10,760,167      $8,346,556              0.6%
---------------------------------------------------------------------------------------------------------------------------------

(a) Less than one tenth of a percent.

NOTE 7--LINE OF CREDIT:

The Portfolios, except for the Cash Management Portfolio, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholders redemption requests. These Portfolios pay a commitment fee, at an annual rate of 0.070% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on this line of credit during the six months ended June 30, 2006.

NOTE 8--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

In a separate matter, the Securities and Exchange Commission has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

The MainStay Equity Index Fund is not a portfolio of the MainStay VP Series Fund, Inc.

                                                   www.mainstayfunds.com   M-389

NOTE 9--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2006, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                   BALANCED             BASIC VALUE
                                   PORTFOLIO             PORTFOLIO
                              -------------------   -------------------
                              PURCHASES    SALES    PURCHASES    SALES
U.S. Government Securities     $    --    $    --    $    --    $    --
-----------------------------------------------------------------------
All Others                      99,940     53,802     30,334     26,468
-----------------------------------------------------------------------
Total                          $99,940    $53,802    $30,334    $26,468
-----------------------------------------------------------------------

                                  COMMON STOCK       CONSERVATIVE ALLOCATION
                                   PORTFOLIO                PORTFOLIO
                              --------------------   ------------------------
                              PURCHASES    SALES      PURCHASES       SALES
U.S. Government Securities    $     --    $     --     $    --       $   --
-----------------------------------------------------------------------------
All Others                     409,230     439,375      30,560        1,696
-----------------------------------------------------------------------------
Total                         $409,230    $439,375     $30,560       $1,696
-----------------------------------------------------------------------------

                                FLOATING RATE           GOVERNMENT
                                  PORTFOLIO             PORTFOLIO
                              ------------------   --------------------
                              PURCHASES   SALES    PURCHASES    SALES
U.S. Government Securities    $     --    $   --   $167,100    $175,386
-----------------------------------------------------------------------
All Others                     117,009     4,178      2,675       3,293
-----------------------------------------------------------------------
Total                         $117,009    $4,178   $169,775    $178,679
-----------------------------------------------------------------------

                                INCOME & GROWTH     INTERNATIONAL EQUITY
                                   PORTFOLIO             PORTFOLIO
                              -------------------   --------------------
                              PURCHASES    SALES    PURCHASES    SALES
U.S. Government Securities     $    --    $    --   $     --    $     --
------------------------------------------------------------------------
All Others                      45,030     43,106    156,172     102,632
------------------------------------------------------------------------
Total                          $45,030    $43,106   $156,172    $102,632
------------------------------------------------------------------------

                                MID CAP GROWTH         MID CAP VALUE
                                   PORTFOLIO             PORTFOLIO
                              -------------------   --------------------
                              PURCHASES    SALES    PURCHASES    SALES
U.S. Government Securities     $    --    $    --   $     --    $     --
------------------------------------------------------------------------
All Others                      73,456     65,511    113,337     109,668
------------------------------------------------------------------------
Total                          $73,456    $65,511   $113,337    $109,668
------------------------------------------------------------------------

                                 S&P 500 INDEX       SMALL CAP GROWTH
                                   PORTFOLIO             PORTFOLIO
                              -------------------   -------------------
                              PURCHASES    SALES    PURCHASES    SALES
U.S. Government Securities     $    --    $    --    $    --    $    --
-----------------------------------------------------------------------
All Others                      38,359     88,960     38,747     41,211
-----------------------------------------------------------------------
Total                          $38,359    $88,960    $38,747    $41,211
-----------------------------------------------------------------------

 M-390 MainStay VP Series Fund, Inc.

            BOND           CAPITAL APPRECIATION
         PORTFOLIO              PORTFOLIO
    --------------------   --------------------
    PURCHASES    SALES     PURCHASES    SALES
    $309,077    $307,016   $     --    $     --
-----------------------------------------------
     133,953     132,227    102,942     162,497
-----------------------------------------------
    $443,030    $439,243   $102,942    $162,497
-----------------------------------------------

        CONVERTIBLE         DEVELOPING GROWTH
         PORTFOLIO              PORTFOLIO
    --------------------   -------------------
    PURCHASES    SALES     PURCHASES    SALES
    $     --    $     --    $    --    $    --
----------------------------------------------
     162,077     169,841     68,192     58,761
----------------------------------------------
    $162,077    $169,841    $68,192    $58,761
----------------------------------------------

    GROWTH ALLOCATION    HIGH YIELD CORPORATE
        PORTFOLIO           BOND PORTFOLIO
    ------------------   --------------------
    PURCHASES   SALES    PURCHASES    SALES
     $    --    $   --   $     --    $ 47,515
---------------------------------------------
      41,125     7,803    258,206     217,569
---------------------------------------------
     $41,125    $7,803   $258,206    $265,084
---------------------------------------------

     LARGE CAP GROWTH         MID CAP CORE
         PORTFOLIO             PORTFOLIO
    -------------------   --------------------
    PURCHASES    SALES    PURCHASES    SALES
    $     --    $    --   $     --    $     --
----------------------------------------------
     121,943     87,970    303,954     262,804
----------------------------------------------
    $121,943    $87,970   $303,954    $262,804
----------------------------------------------

    MODERATE ALLOCATION      MODERATE GROWTH
         PORTFOLIO        ALLOCATION PORTFOLIO
    -------------------   ---------------------
    PURCHASES    SALES    PURCHASES     SALES
     $    --    $    --    $    --     $    --
-----------------------------------------------
      86,805     27,319     79,791      11,563
-----------------------------------------------
     $86,805    $27,319    $79,791     $11,563
-----------------------------------------------

        TOTAL RETURN              VALUE
         PORTFOLIO              PORTFOLIO
    --------------------   --------------------
    PURCHASES    SALES     PURCHASES    SALES
    $ 83,124    $ 88,258   $     --    $     --
-----------------------------------------------
      82,635     112,104    141,429     146,847
-----------------------------------------------
    $165,759    $200,362   $141,429    $146,847
-----------------------------------------------

                                                   www.mainstayfunds.com   M-391

NOTE 10--CAPITAL SHARE TRANSACTIONS (IN 000'S):

Transactions in capital shares for the six months ended June 30, 2006 and the year ended December 31, 2005 were as follows:

                                         BALANCED PORTFOLIO                     BASIC VALUE PORTFOLIO
                                -------------------------------------   -------------------------------------
                                INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
                                 CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
                                -------------------------------------   -------------------------------------
                                   SIX MONTHS         MAY 2, 2005**        SIX MONTHS          YEAR ENDED
                                      ENDED              THROUGH              ENDED           DECEMBER 31,
                                 JUNE 30, 2006*     DECEMBER 31, 2005    JUNE 30, 2006*           2005
Shares Sold                       225      4,585      925     10,178      946       276        363      720
-------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions                --         --       11        109       --        --        111       44
-------------------------------------------------------------------------------------------------------------
                                  225      4,585      936     10,287      946       276        474      764
-------------------------------------------------------------------------------------------------------------
Share redeemed                    (36)      (592)      (8)      (189)    (708)     (200)    (1,104)    (298)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)           189      3,993      928     10,098      238        76       (630)     466
-------------------------------------------------------------------------------------------------------------

*  Unaudited.
** Commencement of Operations.

                                  CASH MANAGEMENT PORTFOLIO            COMMON STOCK PORTFOLIO
                                -----------------------------   -------------------------------------
                                           INITIAL              INITIAL   SERVICE   INITIAL   SERVICE
                                            CLASS                CLASS     CLASS     CLASS     CLASS
                                -----------------------------   -------------------------------------
                                  SIX MONTHS      YEAR ENDED       SIX MONTHS          YEAR ENDED
                                    ENDED        DECEMBER 31,         ENDED           DECEMBER 31,
                                JUNE 30, 2006*       2005        JUNE 30, 2006*           2005
Shares Sold                         300,938         258,844      2,491      331        464      666
-----------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions                   6,917           8,814         --       --        859       44
-----------------------------------------------------------------------------------------------------
                                    307,855         267,658      2,491      331      1,323      710
-----------------------------------------------------------------------------------------------------
Share redeemed                     (259,369)       (269,424)    (3,118)     (96)    (6,424)    (127)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)              48,486          (1,766)      (627)     235     (5,101)     583
-----------------------------------------------------------------------------------------------------

*  Unaudited.
** Commencement of Operations.
(a) Less than one thousand shares.

                                     DEVELOPING GROWTH PORTFOLIO               FLOATING RATE PORTFOLIO
                                -------------------------------------   -------------------------------------
                                INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
                                 CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
                                -------------------------------------   -------------------------------------
                                   SIX MONTHS          YEAR ENDED          SIX MONTHS         MAY 2, 2005**
                                      ENDED           DECEMBER 31,            ENDED              THROUGH
                                 JUNE 30, 2006*           2005           JUNE 30, 2006*     DECEMBER 31, 2005
Shares Sold                       750       785        191      737      1,288     9,207     2,496     9,725
-------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions                --        --         --       --         88       357        68       159
-------------------------------------------------------------------------------------------------------------
                                  750       785        191      737      1,376     9,564     2,564     9,884
-------------------------------------------------------------------------------------------------------------
Share redeemed                   (418)     (227)    (1,509)    (241)      (170)     (930)      (34)     (544)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)           332       558     (1,318)     496      1,206     8,634     2,530     9,340
-------------------------------------------------------------------------------------------------------------

*  Unaudited.
** Commencement of Operations.

 M-392 MainStay VP Series Fund, Inc.

               BOND PORTFOLIO                  CAPITAL APPRECIATION PORTFOLIO
    -------------------------------------   -------------------------------------
    INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
    -------------------------------------   -------------------------------------
       SIX MONTHS          YEAR ENDED          SIX MONTHS          YEAR ENDED
          ENDED           DECEMBER 31,            ENDED           DECEMBER 31,
     JUNE 30, 2006*           2005           JUNE 30, 2006*           2005
     3,852      840        937     2,437     1,127      229        766      553
---------------------------------------------------------------------------------
        --       --        926       210        --       --          1       --
---------------------------------------------------------------------------------
     3,852      840      1,863     2,647     1,127      229        767      553
---------------------------------------------------------------------------------
    (3,767)    (395)    (4,807)     (405)   (3,766)    (170)    (8,119)    (276)
---------------------------------------------------------------------------------
        85      445     (2,944)    2,242    (2,639)      59     (7,352)     277
---------------------------------------------------------------------------------

       CONSERVATIVE ALLOCATION PORTFOLIO              CONVERTIBLE PORTFOLIO
    ---------------------------------------   -------------------------------------
         INITIAL              SERVICE         INITIAL   SERVICE   INITIAL   SERVICE
          CLASS                CLASS           CLASS     CLASS     CLASS     CLASS
    ---------------------------------------   -------------------------------------
              FEBRUARY 13, 2006**                SIX MONTHS          YEAR ENDED
                    THROUGH                         ENDED           DECEMBER 31,
                JUNE 30, 2006*                 JUNE 30, 2006*           2005
                    68                3,033      311    1,069        574    2,122
-----------------------------------------------------------------------------------
                    --                   --       --       --        333      110
-----------------------------------------------------------------------------------
                    68                3,033      311    1,069        907    2,232
-----------------------------------------------------------------------------------
                 --(a)                (151)   (1,856)    (311)    (4,646)    (706)
-----------------------------------------------------------------------------------
                    68                2,882   (1,545)     758     (3,739)   1,526
-----------------------------------------------------------------------------------

            GOVERNMENT PORTFOLIO                 GROWTH ALLOCATION PORTFOLIO
    -------------------------------------   -------------------------------------
    INITIAL   SERVICE   INITIAL   SERVICE        INITIAL             SERVICE
     CLASS     CLASS     CLASS     CLASS          CLASS               CLASS
    -------------------------------------   -------------------------------------
       SIX MONTHS          YEAR ENDED                FEBRUARY 13, 2006**
          ENDED           DECEMBER 31,                     THROUGH
     JUNE 30, 2006*           2005                     JUNE 30, 2006*
       470      935      1,025     2,202                  325               3,108
---------------------------------------------------------------------------------
        --       --        698       167                   --                  --
---------------------------------------------------------------------------------
       470      935      1,723     2,369                  325               3,108
---------------------------------------------------------------------------------
    (2,790)    (407)    (5,690)     (600)                 (4)                (44)
---------------------------------------------------------------------------------
    (2,320)     528     (3,967)    1,769                  321               3,064
---------------------------------------------------------------------------------

                                                   www.mainstayfunds.com   M-393

                                 HIGH YIELD CORPORATE BOND PORTFOLIO          INCOME & GROWTH PORTFOLIO
                                -------------------------------------   -------------------------------------
                                INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
                                 CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
                                -------------------------------------   -------------------------------------
                                   SIX MONTHS          YEAR ENDED          SIX MONTHS          YEAR ENDED
                                      ENDED           DECEMBER 31,            ENDED           DECEMBER 31,
                                 JUNE 30, 2006*           2005           JUNE 30, 2006*           2005
Shares Sold                       2,185    4,206      6,372   14,117      505       407        620     1,253
-------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions                  --       --      6,266    2,386       --        --         71        27
-------------------------------------------------------------------------------------------------------------
                                  2,185    4,206     12,638   16,503      505       407        691     1,280
-------------------------------------------------------------------------------------------------------------
Share redeemed                  (13,481)  (2,315)   (23,951)  (2,624)    (650)     (166)    (1,148)     (167)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)         (11,296)   1,891    (11,313)  13,879     (145)      241       (457)    1,113
-------------------------------------------------------------------------------------------------------------

*  Unaudited.
** Commencement of Operations.
(a) Less than one thousand shares.


                                       MID CAP CORE PORTFOLIO                 MID CAP GROWTH PORTFOLIO
                                -------------------------------------   -------------------------------------
                                INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
                                 CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
                                -------------------------------------   -------------------------------------
                                   SIX MONTHS          YEAR ENDED          SIX MONTHS          YEAR ENDED
                                      ENDED           DECEMBER 31,            ENDED           DECEMBER 31,
                                 JUNE 30, 2006*           2005           JUNE 30, 2006*           2005
Shares Sold                      2,354     1,513     2,356     2,905     1,960     2,134     3,148     4,358
-------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions                 --        --     1,137       630        --        --         5         4
-------------------------------------------------------------------------------------------------------------
                                 2,354     1,513     3,493     3,535     1,960     2,134     3,153     4,362
-------------------------------------------------------------------------------------------------------------
Share redeemed                    (832)     (243)   (1,616)     (213)   (1,171)     (311)   (2,089)     (509)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)          1,522     1,270     1,877     3,322       789     1,823     1,064     3,853
-------------------------------------------------------------------------------------------------------------

*  Unaudited.
** Commencement of Operations.

                                       S&P 500 INDEX PORTFOLIO               SMALL CAP GROWTH PORTFOLIO
                                -------------------------------------   -------------------------------------
                                INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
                                 CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
                                -------------------------------------   -------------------------------------
                                   SIX MONTHS          YEAR ENDED          SIX MONTHS          YEAR ENDED
                                      ENDED           DECEMBER 31,            ENDED           DECEMBER 31,
                                 JUNE 30, 2006*           2005           JUNE 30, 2006*           2005
Shares Sold                      1,261      881      1,422     2,680     1,083      795      1,069     2,320
-------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions                 --       --        563        85        --       --        146       124
-------------------------------------------------------------------------------------------------------------
                                 1,261      881      1,985     2,765     1,083      795      1,215     2,444
-------------------------------------------------------------------------------------------------------------
Share redeemed                  (4,488)    (347)    (7,604)     (325)   (1,056)    (454)    (2,400)     (353)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)         (3,227)     534     (5,619)    2,440        27      341     (1,185)    2,091
-------------------------------------------------------------------------------------------------------------

*  Unaudited.

 M-394 MainStay VP Series Fund, Inc.

       INTERNATIONAL EQUITY PORTFOLIO            LARGE CAP GROWTH PORTFOLIO
    -------------------------------------   -------------------------------------
    INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
    -------------------------------------   -------------------------------------
       SIX MONTHS          YEAR ENDED          SIX MONTHS          YEAR ENDED
          ENDED           DECEMBER 31,            ENDED           DECEMBER 31,
     JUNE 30, 2006*           2005           JUNE 30, 2006*           2005
     3,185     1,956     3,033     3,460     4,503      830        391      628
---------------------------------------------------------------------------------
        --        --       847       395        --       --         --(a)    --
---------------------------------------------------------------------------------
     3,185     1,956     3,880     3,855     4,503      830        391      628
---------------------------------------------------------------------------------
    (1,238)     (182)   (1,019)     (181)   (2,660)     (98)    (2,734)    (305)
---------------------------------------------------------------------------------
     1,947     1,774     2,861     3,674     1,843      732     (2,343)     323
---------------------------------------------------------------------------------

                                                  MODERATE             MODERATE GROWTH
           MID CAP VALUE PORTFOLIO          ALLOCATION PORTFOLIO    ALLOCATION PORTFOLIO
    -------------------------------------   ---------------------   ---------------------
    INITIAL   SERVICE   INITIAL   SERVICE    INITIAL     SERVICE     INITIAL     SERVICE
     CLASS     CLASS     CLASS     CLASS      CLASS       CLASS       CLASS       CLASS
    -------------------------------------   ---------------------   ---------------------
       SIX MONTHS          YEAR ENDED        FEBRUARY 13, 2006**     FEBRUARY 13, 2006**
          ENDED           DECEMBER 31,             THROUGH                 THROUGH
     JUNE 30, 2006*           2005             JUNE 30, 2006*          JUNE 30, 2006*
       489     1,463     3,655     5,585       223          8250       350        6,744
-----------------------------------------------------------------------------------------
        --        --     1,196       623        --            --        --           --
-----------------------------------------------------------------------------------------
       489     1,463     4,851     6,208       223         8,250       350        6,744
-----------------------------------------------------------------------------------------
    (1,694)     (425)   (2,920)     (463)       (5)       (2,508)       (4)        (233)
-----------------------------------------------------------------------------------------
    (1,205)    1,038     1,931     5,745       218         5,742       346        6,511
-----------------------------------------------------------------------------------------

           TOTAL RETURN PORTFOLIO                      VALUE PORTFOLIO
    -------------------------------------   -------------------------------------
    INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
    -------------------------------------   -------------------------------------
       SIX MONTHS          YEAR ENDED          SIX MONTHS          YEAR ENDED
          ENDED           DECEMBER 31,            ENDED           DECEMBER 31,
     JUNE 30, 2006*           2005           JUNE 30, 2006*           2005
       223      287        285      757        883      708        921     1,394
---------------------------------------------------------------------------------
        --       --        387       37         --       --        373        47
---------------------------------------------------------------------------------
       223      287        672      794        883      708      1,294     1,441
---------------------------------------------------------------------------------
    (2,473)    (149)    (6,265)    (264)    (2,162)    (175)    (4,038)     (208)
---------------------------------------------------------------------------------
    (2,250)     138     (5,593)     530     (1,279)     533     (2,744)    1,233
---------------------------------------------------------------------------------

                                                   www.mainstayfunds.com   M-395

NOTE 11--CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligation under contracts with its service providers. The Fund's Maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 12--SUBSEQUENT EVENTS

On July 3, 2006, Institutional Capital LLC replaced The Dreyfus Corporation as the subadvisor to the Basic Value Portfolio. Please see page M-423 for further details on this subsequent event.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management believes that the adoption of FIN 48 will have no impact on the financial statements of the Funds.

 M-396 MainStay VP Series Fund, Inc.

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Portfolios' securities is available without charge, upon request, (i) by calling 1-800-598-2019 and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Portfolios are required to file with the SEC its proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-598-2019 or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE (UNAUDITED)

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio's Forms N-Q will be available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-598-2019. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                   www.mainstayfunds.com   M-397

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of the shareholders of MainStay VP Series Fund, Inc. (the "Fund") was held on March 15, 2006 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to present the following proposals for shareholder consideration:

1. To elect the following individuals to the Board of Directors of the Fund;

  - Jill Feinberg

  - Daniel Herrick

  - Richard H. Nolan

  - Raymond Stickel, Jr.

  - Roman L. Weil

  - John A. Weisser

  - Anne F. Pollack (Interested Director)

  - Robert D. Rock (Interested Director)

  - Gary E. Wendlandt (Interested Director)

2. To grant the Fund the approval to enter into and materially amend agreements with Subadvisors on behalf of one or more of the Portfolios without obtaining shareholder approval;

3. To approve the amendment, elimination or reclassification as non-fundamental of certain of the Portfolios' fundamental investment restrictions; and

4. To approve a new sub-advisory agreement between NYLIM and Winslow Capital Management Inc. on behalf of the MainStay VP Large Cap Growth Portfolio.

No other business came before the special meeting.

Each of the proposals listed above was passed by the shareholders of the Fund as shown on the following pages.

 M-398 MainStay VP Series Fund, Inc.

BALANCED PORTFOLIO

                                                                                    VOTES            VOTES
PROPOSAL #1-- ELECTION OF DIRECTORS                                VOTES FOR      AGAINST         WITHHELD               TOTAL
a.   Jill Feinberg                                            11,343,142.140            0      157,927.291      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------
b.   Daniel Herrick                                           11,352,081.634            0      148,987.797      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------
c.   Richard H. Nolan                                         11,416,615.446            0       84,453.985      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------
d.   Raymond Stickel, Jr.                                     11,416,615.446            0       84,453.985      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------
e.   Roman L. Weil                                            11,404,381.033            0       96,688.398      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------
f.   John A. Weisser                                          11,404,381.033            0       96,688.398      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------
g.   Anne F. Pollack                                          11,407,675.963            0       93,393.468      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------
h.   Robert D. Rock                                           11,416,615.446            0       84,453.985      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------
i.   Gary E Wendlandt                                         11,416,615.446            0       84,453.985      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #2-- APPROVAL TO ENTER INTO                                                VOTES            VOTES
AND MATERIALLY AMEND AGREEMENTS                                 VOTES FOR         AGAINST         WITHHELD               TOTAL
                                                           11,394,106.174      65,441.372       41,521.885      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #3-- AMENDMENT TO CERTAIN                                                   VOTES           VOTES
FUNDAMENTAL INVESTMENT RESTRICTIONS                              VOTES FOR         AGAINST        WITHHELD               TOTAL
a.   Borrowing                                              11,441,430.832      27,229.540      32,409.059      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------
b.   Senior Securities                                      11,389,043.081      79,617.291      32,409.059      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------
c.   Underwriting Securities                                11,387,990.480      80,669.892      32,409.059      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------
d.   Real Estate                                            11,441,430.832      27,229.540      32,409.059      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------
e.   Commodities                                            11,441,430.832      27,229.540      32,409.059      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------
f.   Making Loans                                           11,387,990.480      80,669.892      32,409.059      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------
g.   Concentration of Investments                           11,387,990.480      80,669.892      32,409.059      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------
h.   Diversification                                        11,442,483.444      26,176.928      32,409.059      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------
     Pledging, Mortgaging and Hypothecating Portfolio
i.   Assets                                                 11,442,483.444      26,176.928      32,409.059      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------
j.   Investments for Control                                11,441,430.832      27,229.540      32,409.059      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------
k.   Writing and Selling Options                            11,441,430.832      27,229.540      32,409.059      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------
l.   Interests in Oil, Gas, Etc.                            11,441,430.832      27,229.540      32,409.059      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------
m.   Margin Activities and Short Selling                    11,442,483.444      26,176.928      32,409.059      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------
n.   Investments in Other Investment Companies              11,442,483.444      26,176.928      32,409.059      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------
o.   Joint Accounts                                         11,441,430.832      27,229.540      32,409.059      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------
p.   Illiquid Securities                                    11,442,483.444      26,176.928      32,409.059      11,501,069.431
------------------------------------------------------------------------------------------------------------------------------

                                                   www.mainstayfunds.com   M-399

BASIC VALUE PORTFOLIO

                                                                                     VOTES            VOTES
PROPOSAL #1-- ELECTION OF DIRECTORS                                 VOTES FOR      AGAINST         WITHHELD              TOTAL
a.   Jill Feinberg                                              7,932,007.824            0      224,784.851      8,156,792.675
------------------------------------------------------------------------------------------------------------------------------
b.   Daniel Herrick                                             7,912,695.443            0      244,097.232      8,156,792.675
------------------------------------------------------------------------------------------------------------------------------
c.   Richard H. Nolan                                           7,921,518.400            0      235,274.275      8,156,792.675
------------------------------------------------------------------------------------------------------------------------------
d.   Raymond Stickel, Jr.                                       7,920,560.826            0      236,231.849      8,156,792.675
------------------------------------------------------------------------------------------------------------------------------
e.   Roman L. Weil                                              7,933,138.543            0      223,654.132      8,156,792.675
------------------------------------------------------------------------------------------------------------------------------
f.   John A. Weisser                                            7,939,178.525            0      217,614.150      8,156,792.675
------------------------------------------------------------------------------------------------------------------------------
g.   Anne F. Pollack                                            7,936,743.690            0      220,048.985      8,156,792.675
------------------------------------------------------------------------------------------------------------------------------
h.   Robert D. Rock                                             7,937,701.257            0      219,091.418      8,156,792.675
------------------------------------------------------------------------------------------------------------------------------
i.   Gary E Wendlandt                                           7,939,343.505            0      217,449.170      8,156,792.675
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #2-- APPROVAL TO ENTER INTO                                                   VOTES           VOTES
AND MATERIALLY AMEND AGREEMENTS                                    VOTES FOR         AGAINST        WITHHELD              TOTAL
                                                               8,029,964.338      77,550.094      49,278.243      8,156,792.675
-------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #3-- AMENDMENT TO CERTAIN                                                     VOTES           VOTES
FUNDAMENTAL INVESTMENT RESTRICTIONS                                VOTES FOR         AGAINST        WITHHELD              TOTAL
a.   Borrowing                                                 8,043,948.115      75,211.843      37,632.717      8,156,792.675
-------------------------------------------------------------------------------------------------------------------------------
b.   Senior Securities                                         8,089,221.732      29,938.226      37,632.717      8,156,792.675
-------------------------------------------------------------------------------------------------------------------------------
c.   Underwriting Securities                                   8,091,971.713      26,749.867      38,071.095      8,156,792.675
-------------------------------------------------------------------------------------------------------------------------------
d.   Real Estate                                               8,093,218.731      25,941.227      37,632.717      8,156,792.675
-------------------------------------------------------------------------------------------------------------------------------
e.   Commodities                                               8,077,454.881      41,705.077      37,632.717      8,156,792.675
-------------------------------------------------------------------------------------------------------------------------------
f.   Making Loans                                              8,077,454.882      41,266.698      38,071.095      8,156,792.675
-------------------------------------------------------------------------------------------------------------------------------
g.   Concentration of Investments                              8,091,452.525      27,707.433      37,632.717      8,156,792.675
-------------------------------------------------------------------------------------------------------------------------------
h.   Diversification                                           8,092,780.353      26,379.605      37,632.717      8,156,792.675
-------------------------------------------------------------------------------------------------------------------------------
i.   Interests in Oil, Gas, Etc.                               8,091,822.787      26,898.793      38,071.095      8,156,792.675
-------------------------------------------------------------------------------------------------------------------------------
j.   Margin Activities and Short Selling                       8,067,659.446      51,500.512      37,632.717      8,156,792.675
-------------------------------------------------------------------------------------------------------------------------------

 M-400 MainStay VP Series Fund, Inc.

BOND PORTFOLIO

                                                                                    VOTES            VOTES
PROPOSAL #1-- ELECTION OF DIRECTORS                                VOTES FOR      AGAINST         WITHHELD               TOTAL
a.   Jill Feinberg                                            34,701,028.776            0      853,486.203      35,554,514.979
------------------------------------------------------------------------------------------------------------------------------
b.   Daniel Herrick                                           34,707,572.051            0      846,942.928      35,554,514.979
------------------------------------------------------------------------------------------------------------------------------
c.   Richard H. Nolan                                         34,810,762.951            0      743,752.028      35,554,514.979
------------------------------------------------------------------------------------------------------------------------------
d.   Raymond Stickel, Jr.                                     34,811,320.375            0      743,194.604      35,554,514.979
------------------------------------------------------------------------------------------------------------------------------
e.   Roman L. Weil                                            34,830,223.502            0      724,291.477      35,554,514.979
------------------------------------------------------------------------------------------------------------------------------
f.   John A. Weisser                                          34,825,626.339            0      728,888.640      35,554,514.979
------------------------------------------------------------------------------------------------------------------------------
g.   Anne F. Pollack                                          34,809,572.800            0      744,942.179      35,554,514.979
------------------------------------------------------------------------------------------------------------------------------
h.   Robert D. Rock                                           34,813,589.109            0      740,925.870      35,554,514.979
------------------------------------------------------------------------------------------------------------------------------
i.   Gary E Wendlandt                                         34,830,223.502            0      724,291.477      35,554,514.979
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #2-- APPROVAL TO ENTER INTO                                                 VOTES           VOTES
AND MATERIALLY AMEND AGREEMENTS                                 VOTES FOR          AGAINST        WITHHELD               TOTAL
                                                           35,145,106.696      319,894.850      89,513.433      35,554,514.979
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #3-- AMENDMENT TO CERTAIN                                                  VOTES            VOTES
FUNDAMENTAL INVESTMENT RESTRICTIONS                            VOTES FOR          AGAINST         WITHHELD               TOTAL
a.   Borrowing                                            35,081,797.863      341,304.571      131,412.545      35,554,514.979
------------------------------------------------------------------------------------------------------------------------------
b.   Senior Securities                                    35,134,427.790      267,215.610      152,871.579      35,554,514.979
------------------------------------------------------------------------------------------------------------------------------
c.   Underwriting Securities                              35,137,213.593      285,888.841      131,412.545      35,554,514.979
------------------------------------------------------------------------------------------------------------------------------
d.   Real Estate                                          35,143,063.413      280,039.021      131,412.545      35,554,514.979
------------------------------------------------------------------------------------------------------------------------------
e.   Commodities                                          35,119,290.740      303,811.694      131,412.545      35,554,514.979
------------------------------------------------------------------------------------------------------------------------------
f.   Making Loans                                         35,108,690.019      314,412.415      131,412.545      35,554,514.979
------------------------------------------------------------------------------------------------------------------------------
g.   Concentration of Investments                         35,111,705.788      289,937.612      152,871.579      35,554,514.979
------------------------------------------------------------------------------------------------------------------------------
h.   Diversification                                      35,089,050.558      312,592.842      152,871.579      35,554,514.979
------------------------------------------------------------------------------------------------------------------------------
j.   Investments for Control                              35,153,720.488      268,620.724      132,173.767      35,554,514.979
------------------------------------------------------------------------------------------------------------------------------
k.   Writing and Selling Options                          35,131,637.472      290,703.740      132,173.767      35,554,514.979
------------------------------------------------------------------------------------------------------------------------------
l.   Margin Activities and Short Selling                  35,052,237.911      370,864.523      131,412.545      35,554,514.979
------------------------------------------------------------------------------------------------------------------------------

                                                   www.mainstayfunds.com   M-401

CAPITAL APPRECIATION PORTFOLIO

                                                                                  VOTES              VOTES
PROPOSAL #1-- ELECTION OF DIRECTORS                              VOTES FOR      AGAINST           WITHHELD               TOTAL
a.   Jill Feinberg                                          34,495,173.937            0      1,162,697.350      35,657,871.287
------------------------------------------------------------------------------------------------------------------------------
b.   Daniel Herrick                                         34,458,769.569            0      1,199,101.718      35,657,871.287
------------------------------------------------------------------------------------------------------------------------------
c.   Richard H. Nolan                                       34,503,688.645            0      1,154,182.642      35,657,871.287
------------------------------------------------------------------------------------------------------------------------------
d.   Raymond Stickel, Jr.                                   34,506,741.244            0      1,151,130.043      35,657,871.287
------------------------------------------------------------------------------------------------------------------------------
e.   Roman L. Weil                                          34,517,197.273            0      1,140,674.014      35,657,871.287
------------------------------------------------------------------------------------------------------------------------------
f.   John A. Weisser                                        34,506,743.276            0      1,151,128.011      35,657,871.287
------------------------------------------------------------------------------------------------------------------------------
g.   Anne F. Pollack                                        34,513,957.613            0      1,143,913.674      35,657,871.287
------------------------------------------------------------------------------------------------------------------------------
h.   Robert D. Rock                                         34,520,714.743            0      1,137,156.544      35,657,871.287
------------------------------------------------------------------------------------------------------------------------------
i.   Gary E Wendlandt                                       34,500,778.677            0      1,157,092.610      35,657,871.287
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #2-- APPROVAL TO ENTER INTO                                                VOTES            VOTES
AND MATERIALLY AMEND AGREEMENTS                                VOTES FOR          AGAINST         WITHHELD               TOTAL
                                                          34,760,100.012      615,116.358      282,654.917      35,657,871.287
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #3-- AMENDMENT TO CERTAIN                                                  VOTES            VOTES
FUNDAMENTAL INVESTMENT RESTRICTIONS                            VOTES FOR          AGAINST         WITHHELD               TOTAL
a.   Borrowing                                            34,728,466.274      622,407.679      306,997.334      35,657,871.287
------------------------------------------------------------------------------------------------------------------------------
b.   Senior Securities                                    34,833,300.843      512,990.004      311,580.440      35,657,871.287
------------------------------------------------------------------------------------------------------------------------------
c.   Underwriting Securities                              34,880,331.258      468,757.306      308,782.723      35,657,871.287
------------------------------------------------------------------------------------------------------------------------------
d.   Real Estate                                          34,896,366.638      450,499.620      311,005.029      35,657,871.287
------------------------------------------------------------------------------------------------------------------------------
e.   Commodities                                          34,766,827.405      582,642.306      308,401.576      35,657,871.287
------------------------------------------------------------------------------------------------------------------------------
f.   Making Loans                                         34,757,362.878      590,819.049      309,689.360      35,657,871.287
------------------------------------------------------------------------------------------------------------------------------
g.   Concentration of Investments                         34,788,146.104      562,727.849      306,997.334      35,657,871.287
------------------------------------------------------------------------------------------------------------------------------
h.   Diversification                                      34,920,569.312      428,391.454      308,910.521      35,657,871.287
------------------------------------------------------------------------------------------------------------------------------
i.   Pledging, Mortgaging and Hypothecating Portfolio
     Assets                                               34,762,919.052      586,041.714      308,910.521      35,657,871.287
------------------------------------------------------------------------------------------------------------------------------
j.   Interests in Oil, Gas, Etc.                          34,871,722.271      471,448.156      314,700.860      35,657,871.287
------------------------------------------------------------------------------------------------------------------------------

 M-402 MainStay VP Series Fund, Inc.

CASH MANAGEMENT PORTFOLIO

                                                                                VOTES               VOTES
PROPOSAL #1-- ELECTION OF DIRECTORS                            VOTES FOR      AGAINST            WITHHELD                TOTAL
a.   Jill Feinberg                                       299,527,370.483            0      12,737,031.378      312,264,401.861
------------------------------------------------------------------------------------------------------------------------------
b.   Daniel Herrick                                      299,685,904.622            0      12,578,497.239      312,264,401.861
------------------------------------------------------------------------------------------------------------------------------
c.   Richard H. Nolan                                    303,307,910.318            0       8,956,491.543      312,264,401.861
------------------------------------------------------------------------------------------------------------------------------
d.   Raymond Stickel, Jr.                                303,256,560.623            0       9,007,841.238      312,264,401.861
------------------------------------------------------------------------------------------------------------------------------
e.   Roman L. Weil                                       303,089,162.547            0       9,175,239.314      312,264,401.861
------------------------------------------------------------------------------------------------------------------------------
f.   John A. Weisser                                     302,976,164.053            0       9,288,237.808      312,264,401.861
------------------------------------------------------------------------------------------------------------------------------
g.   Anne F. Pollack                                     303,307,910.318            0       8,956,491.543      312,264,401.861
------------------------------------------------------------------------------------------------------------------------------
h.   Robert D. Rock                                      303,020,234.865            0       9,244,166.996      312,264,401.861
------------------------------------------------------------------------------------------------------------------------------
i.   Gary E Wendlandt                                    303,188,133.813            0       9,076,268.048      312,264,401.861
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #2-- APPROVAL TO ENTER INTO                                             VOTES              VOTES
AND MATERIALLY AMEND AGREEMENTS                          VOTES FOR             AGAINST           WITHHELD                TOTAL
                                                   294,200,207.862      16,170,835.319      1,893,358.680      312,264,401.861
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #3-- AMENDMENT TO CERTAIN                                               VOTES              VOTES
FUNDAMENTAL INVESTMENT RESTRICTIONS                          VOTES FOR         AGAINST           WITHHELD                TOTAL
a.   Borrowing                                         295,401,027.801      11,754,764.356  5,108,609.704      312,264,401.861
------------------------------------------------------------------------------------------------------------------------------
b.   Senior Securities                                 295,918,917.063      11,195,475.080  5,150,009.718      312,264,401.861
------------------------------------------------------------------------------------------------------------------------------
c.   Underwriting Securities                           295,961,855.291      11,193,936.866  5,108,609.704      312,264,401.861
------------------------------------------------------------------------------------------------------------------------------
d.   Real Estate                                       295,784,332.042      11,371,460.115  5,108,609.704      312,264,401.861
------------------------------------------------------------------------------------------------------------------------------
e.   Commodities                                       295,498,194.802      11,657,597.355  5,108,609.704      312,264,401.861
------------------------------------------------------------------------------------------------------------------------------
f.   Making Loans                                      295,257,467.365      11,898,324.792  5,108,609.704      312,264,401.861
------------------------------------------------------------------------------------------------------------------------------
g.   Concentration of Investments                      295,906,953.901      11,248,838.256  5,108,609.704      312,264,401.861
------------------------------------------------------------------------------------------------------------------------------
h.   Diversification                                   296,030,782.974      11,125,009.183  5,108,609.704      312,264,401.861
------------------------------------------------------------------------------------------------------------------------------
i.   Pledging, Mortgaging and Hypothecating Portfolio  295,948,683.979      11,172,710.381  5,143,007.501      312,264,401.861
     Assets
------------------------------------------------------------------------------------------------------------------------------
l.   Interests in Oil, Gas, Etc.                       296,234,192.006      10,887,202.354  5,143,007.501      312,264,401.861
------------------------------------------------------------------------------------------------------------------------------

                                                   www.mainstayfunds.com   M-403

COMMON STOCK PORTFOLIO

                                                                                  VOTES              VOTES
PROPOSAL #1-- ELECTION OF DIRECTORS                              VOTES FOR      AGAINST           WITHHELD               TOTAL
a.   Jill Feinberg                                          40,908,473.607            0      1,052,739.144      41,961,212.751
------------------------------------------------------------------------------------------------------------------------------
b.   Daniel Herrick                                         40,854,755.995            0      1,106,456.756      41,961,212.751
------------------------------------------------------------------------------------------------------------------------------
c.   Richard H. Nolan                                       40,906,151.767            0      1,055,060.984      41,961,212.751
------------------------------------------------------------------------------------------------------------------------------
d.   Raymond Stickel, Jr.                                   40,933,117.553            0      1,028,095.198      41,961,212.751
------------------------------------------------------------------------------------------------------------------------------
e.   Roman L. Weil                                          40,908,372.313            0      1,052,840.438      41,961,212.751
------------------------------------------------------------------------------------------------------------------------------
f.   John A. Weisser                                        40,888,481.103            0      1,072,731.648      41,961,212.751
------------------------------------------------------------------------------------------------------------------------------
g.   Anne F. Pollack                                        40,891,477.344            0      1,069,735.407      41,961,212.751
------------------------------------------------------------------------------------------------------------------------------
h.   Robert D. Rock                                         40,854,922.749            0      1,106,290.002      41,961,212.751
------------------------------------------------------------------------------------------------------------------------------
h.   Gary E Wendlandt                                       40,865,391.233            0      1,095,821.518      41,961,212.751
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #2-- APPROVAL TO ENTER INTO                                                VOTES            VOTES
AND MATERIALLY AMEND AGREEMENTS                                VOTES FOR          AGAINST         WITHHELD               TOTAL
                                                          40,758,110.595      856,844.439      346,257.717      41,961,212.751
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #3-- AMENDMENT TO CERTAIN                                                  VOTES            VOTES
FUNDAMENTAL INVESTMENT RESTRICTIONS                            VOTES FOR          AGAINST         WITHHELD               TOTAL
a.   Borrowing                                            40,864,143.726      720,692.095      376,376.930      41,961,212.751
------------------------------------------------------------------------------------------------------------------------------
b.   Senior Securities                                    40,952,986.985      617,386.317      390,839.449      41,961,212.751
------------------------------------------------------------------------------------------------------------------------------
c.   Underwriting Securities                              40,953,414.612      613,781.135      394,017.004      41,961,212.751
------------------------------------------------------------------------------------------------------------------------------
d.   Real Estate                                          40,885,221.011      681,974.736      394,017.004      41,961,212.751
------------------------------------------------------------------------------------------------------------------------------
e.   Commodities                                          40,861,875.261      744,442.099      354,895.391      41,961,212.751
------------------------------------------------------------------------------------------------------------------------------
f.   Making Loans                                         40,840,286.720      758,989.213      361,936.818      41,961,212.751
------------------------------------------------------------------------------------------------------------------------------
g.   Concentration of Investments                         40,953,998.586      628,171.859      379,042.306      41,961,212.751
------------------------------------------------------------------------------------------------------------------------------
h.   Diversification                                      41,037,302.881      551,908.991      372,000.879      41,961,212.751
------------------------------------------------------------------------------------------------------------------------------
j.   Investments for Control                              41,019,532.014      566,949.316      374,731.421      41,961,212.751
------------------------------------------------------------------------------------------------------------------------------
k.   Writing and Selling Options                          40,966,252.435      599,533.121      395,427.195      41,961,212.751
------------------------------------------------------------------------------------------------------------------------------
l.   Margin Activities and Short Selling                  40,929,090.620      672,646.506      359,475.625      41,961,212.751
------------------------------------------------------------------------------------------------------------------------------

 M-404 MainStay VP Series Fund, Inc.

CONVERTIBLE PORTFOLIO

                                                                                    VOTES            VOTES
PROPOSAL #1-- ELECTION OF DIRECTORS                                VOTES FOR      AGAINST         WITHHELD               TOTAL
a.   Jill Feinberg                                            29,790,539.825            0      621,525.851      30,412,065.676
------------------------------------------------------------------------------------------------------------------------------
b.   Daniel Herrick                                           29,719,049.635            0      693,016.041      30,412,065.676
------------------------------------------------------------------------------------------------------------------------------
c.   Richard H. Nolan                                         29,786,295.882            0      625,769.794      30,412,065.676
------------------------------------------------------------------------------------------------------------------------------
d.   Raymond Stickel, Jr.                                     29,789,681.658            0      622,384.018      30,412,065.676
------------------------------------------------------------------------------------------------------------------------------
e.   Roman L. Weil                                            29,766,748.740            0      645,316.936      30,412,065.676
------------------------------------------------------------------------------------------------------------------------------
f.   John A. Weisser                                          29,755,795.804            0      656,269.872      30,412,065.676
------------------------------------------------------------------------------------------------------------------------------
g.   Anne F. Pollack                                          29,790,150.460            0      621,915.216      30,412,065.676
------------------------------------------------------------------------------------------------------------------------------
h.   Robert D. Rock                                           29,800,907.420            0      611,158.256      30,412,065.676
------------------------------------------------------------------------------------------------------------------------------
i.   Gary E Wendlandt                                         29,800,907.420            0      611,158.256      30,412,065.676
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #2-- APPROVAL TO ENTER INTO                                                 VOTES           VOTES
AND MATERIALLY AMEND AGREEMENTS                                 VOTES FOR          AGAINST        WITHHELD               TOTAL
                                                           30,082,360.535      290,792.599      38,912.542      30,412,065.676
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #3-- AMENDMENT TO CERTAIN                                                  VOTES            VOTES
FUNDAMENTAL INVESTMENT RESTRICTIONS                            VOTES FOR          AGAINST         WITHHELD               TOTAL
a.   Borrowing                                            29,969,554.672      321,013.312      121,497.692      30,412,065.676
------------------------------------------------------------------------------------------------------------------------------
b.   Senior Securities                                    29,980,588.595      309,979.389      121,497.692      30,412,065.676
------------------------------------------------------------------------------------------------------------------------------
c.   Underwriting Securities                              29,998,660.661      291,907.323      121,497.692      30,412,065.676
------------------------------------------------------------------------------------------------------------------------------
d.   Real Estate                                          30,039,777.926      250,790.058      121,497.692      30,412,065.676
------------------------------------------------------------------------------------------------------------------------------
e.   Commodities                                          29,976,304.448      314,263.536      121,497.692      30,412,065.676
------------------------------------------------------------------------------------------------------------------------------
f.   Making Loans                                         29,982,440.477      308,127.507      121,497.692      30,412,065.676
------------------------------------------------------------------------------------------------------------------------------
g.   Concentration of Investments                         29,960,591.111      329,976.873      121,497.692      30,412,065.676
------------------------------------------------------------------------------------------------------------------------------
h.   Diversification                                      30,021,618.213      268,949.771      121,497.692      30,412,065.676
------------------------------------------------------------------------------------------------------------------------------
i.   Pledging, Mortgaging and Hypothecating Portfolio     30,000,926.695      289,641.289      121,497.692      30,412,065.676
     Assets
------------------------------------------------------------------------------------------------------------------------------
j.   Interests in Oil, Gas, Etc.                          30,086,218.336      218,107.245      107,740.095      30,412,065.676
------------------------------------------------------------------------------------------------------------------------------

                                                   www.mainstayfunds.com   M-405

DEVELOPING GROWTH PORTFOLIO

                                                                                     VOTES            VOTES
PROPOSAL #1-- ELECTION OF DIRECTORS                                 VOTES FOR      AGAINST         WITHHELD              TOTAL
a.   Jill Feinberg                                              4,924,263.253            0      123,629.951      5,047,893.204
------------------------------------------------------------------------------------------------------------------------------
b.   Daniel Herrick                                             4,949,156.802            0       98,736.402      5,047,893.204
------------------------------------------------------------------------------------------------------------------------------
c.   Richard H. Nolan                                           4,967,609.588            0       80,283.616      5,047,893.204
------------------------------------------------------------------------------------------------------------------------------
d.   Raymond Stickel, Jr.                                       4,941,550.738            0      106,342.466      5,047,893.204
------------------------------------------------------------------------------------------------------------------------------
e.   Roman L. Weil                                              4,967,676.079            0       80,217.125      5,047,893.204
------------------------------------------------------------------------------------------------------------------------------
f.   John A. Weisser                                            4,965,992.712            0       81,900.492      5,047,893.204
------------------------------------------------------------------------------------------------------------------------------
g.   Anne F. Pollack                                            4,967,609.588            0       80,283.616      5,047,893.204
------------------------------------------------------------------------------------------------------------------------------
h.   Robert D. Rock                                             4,970,626.648            0       77,266.556      5,047,893.204
------------------------------------------------------------------------------------------------------------------------------
i.   Gary E Wendlandt                                           4,970,626.648            0       77,266.556      5,047,893.204
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #2-- APPROVAL TO ENTER INTO                                                 VOTES            VOTES
AND MATERIALLY AMEND AGREEMENTS                                 VOTES FOR          AGAINST         WITHHELD              TOTAL
                                                            4,729,860.926      185,994.556      132,037.722      5,047,893.204
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #3-- AMENDMENT TO CERTAIN                                                   VOTES            VOTES
FUNDAMENTAL INVESTMENT RESTRICTIONS                             VOTES FOR          AGAINST         WITHHELD              TOTAL
a.   Borrowing                                              4,601,873.577      313,981.905      132,037.722      5,047,893.204
------------------------------------------------------------------------------------------------------------------------------
b.   Senior Securities                                      4,604,765.990      311,089.492      132,037.722      5,047,893.204
------------------------------------------------------------------------------------------------------------------------------
c.   Underwriting Securities                                4,611,831.904      304,023.578      132,037.722      5,047,893.204
------------------------------------------------------------------------------------------------------------------------------
d.   Real Estate                                            4,633,302.179      282,553.303      132,037.722      5,047,893.204
------------------------------------------------------------------------------------------------------------------------------
e.   Commodities                                            4,633,302.179      282,553.303      132,037.722      5,047,893.204
------------------------------------------------------------------------------------------------------------------------------
f.   Making Loans                                           4,608,066.641      307,788.841      132,037.722      5,047,893.204
------------------------------------------------------------------------------------------------------------------------------
g.   Concentration of Investments                           4,624,561.303      291,294.179      132,037.722      5,047,893.204
------------------------------------------------------------------------------------------------------------------------------
h.   Diversification                                        4,633,302.179      282,553.303      132,037.722      5,047,893.204
------------------------------------------------------------------------------------------------------------------------------
i.   Pledging, Mortgaging and Hypothecating Portfolio       4,629,706.706      286,148.776      132,037.722      5,047,893.204
     Assets
------------------------------------------------------------------------------------------------------------------------------

 M-406 MainStay VP Series Fund, Inc.

FLOATING RATE PORTFOLIO

                                                                                    VOTES            VOTES
PROPOSAL #1-- ELECTION OF DIRECTORS                                VOTES FOR      AGAINST         WITHHELD               TOTAL
a.   Jill Feinberg                                            11,864,338.072            0      459,239.344      12,323,577.416
------------------------------------------------------------------------------------------------------------------------------
b.   Daniel Herrick                                           11,864,338.072            0      459,239.344      12,323,577.416
------------------------------------------------------------------------------------------------------------------------------
c.   Richard H. Nolan                                         11,904,791.139            0      418,786.277      12,323,577.416
------------------------------------------------------------------------------------------------------------------------------
d.   Raymond Stickel, Jr.                                     11,904,394.073            0      419,183.343      12,323,577.416
------------------------------------------------------------------------------------------------------------------------------
e.   Roman L. Weil                                            11,904,791.139            0      418,786.277      12,323,577.416
------------------------------------------------------------------------------------------------------------------------------
f.   John A. Weisser                                          11,904,394.073            0      419,183.343      12,323,577.416
------------------------------------------------------------------------------------------------------------------------------
g.   Anne F. Pollack                                          11,904,791.139            0      418,786.277      12,323,577.416
------------------------------------------------------------------------------------------------------------------------------
h.   Robert D. Rock                                           11,904,791.139            0      418,786.277      12,323,577.416
------------------------------------------------------------------------------------------------------------------------------
i.   Gary E Wendlandt                                         11,904,791.139            0      418,786.277      12,323,577.416
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #2-- APPROVAL TO ENTER INTO                                                VOTES            VOTES
AND MATERIALLY AMEND AGREEMENTS                                VOTES FOR          AGAINST         WITHHELD               TOTAL
                                                          11,734,104.946      252,429.492      337,042.978      12,323,577.416
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #3-- AMENDMENT TO CERTAIN                                                  VOTES            VOTES
FUNDAMENTAL INVESTMENT RESTRICTIONS                            VOTES FOR          AGAINST         WITHHELD               TOTAL
a.   Borrowing                                            11,768,025.137      259,192.474      296,359.805      12,323,577.416
------------------------------------------------------------------------------------------------------------------------------
b.   Senior Securities                                    11,774,788.119      252,429.492      296,359.805      12,323,577.416
------------------------------------------------------------------------------------------------------------------------------
c.   Underwriting Securities                              11,774,788.119      252,429.492      296,359.805      12,323,577.416
------------------------------------------------------------------------------------------------------------------------------
d.   Real Estate                                          11,774,788.119      252,429.492      296,359.805      12,323,577.416
------------------------------------------------------------------------------------------------------------------------------
e.   Commodities                                          11,768,025.137      259,192.474      296,359.805      12,323,577.416
------------------------------------------------------------------------------------------------------------------------------
f.   Making Loans                                         11,768,025.137      259,192.474      296,359.805      12,323,577.416
------------------------------------------------------------------------------------------------------------------------------
g.   Concentration of Investments                         11,774,788.119      252,429.492      296,359.805      12,323,577.416
------------------------------------------------------------------------------------------------------------------------------
h.   Diversification                                      11,774,788.119      252,429.492      296,359.805      12,323,577.416
------------------------------------------------------------------------------------------------------------------------------

                                                   www.mainstayfunds.com   M-407

GOVERNMENT PORTFOLIO

                                                                                    VOTES            VOTES
PROPOSAL #1-- ELECTION OF DIRECTORS                                VOTES FOR      AGAINST         WITHHELD               TOTAL
a.   Jill Feinberg                                            26,625,449.220            0      802,034.986      27,427,484.206
------------------------------------------------------------------------------------------------------------------------------
b.   Daniel Herrick                                           26,608,152.269            0      819,331.937      27,427,484.206
------------------------------------------------------------------------------------------------------------------------------
c.   Richard H. Nolan                                         26,728,728.344            0      698,755.862      27,427,484.206
------------------------------------------------------------------------------------------------------------------------------
d.   Raymond Stickel, Jr.                                     26,741,227.295            0      686,256.911      27,427,484.206
------------------------------------------------------------------------------------------------------------------------------
e.   Roman L. Weil                                            26,742,947.191            0      684,537.015      27,427,484.206
------------------------------------------------------------------------------------------------------------------------------
f.   John A. Weisser                                          26,741,626.749            0      685,857.457      27,427,484.206
------------------------------------------------------------------------------------------------------------------------------
g.   Anne F. Pollack                                          26,716,435.483            0      711,048.723      27,427,484.206
------------------------------------------------------------------------------------------------------------------------------
h.   Robert D. Rock                                           26,742,947.191            0      684,537.015      27,427,484.206
------------------------------------------------------------------------------------------------------------------------------
i.   Gary E Wendlandt                                         26,741,510.073            0      685,974.133      27,427,484.206
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #2-- APPROVAL TO ENTER INTO                                                 VOTES           VOTES
AND MATERIALLY AMEND AGREEMENTS                                 VOTES FOR          AGAINST        WITHHELD               TOTAL
                                                           27,103,216.385      294,062.153      30,205.668      27,427,484.206
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #3-- AMENDMENT TO CERTAIN                                                  VOTES            VOTES
FUNDAMENTAL INVESTMENT RESTRICTIONS                            VOTES FOR          AGAINST         WITHHELD               TOTAL
a.   Borrowing                                            26,903,264.978      473,657.539       50,561.689      27,427,484.206
------------------------------------------------------------------------------------------------------------------------------
b.   Senior Securities                                    26,909,096.719      336,467.951      181,919.536      27,427,484.206
------------------------------------------------------------------------------------------------------------------------------
c.   Underwriting Securities                              27,040,355.141      336,567.376       50,561.689      27,427,484.206
------------------------------------------------------------------------------------------------------------------------------
d.   Real Estate                                          26,853,821.342      391,743.328      181,919.536      27,427,484.206
------------------------------------------------------------------------------------------------------------------------------
e.   Commodities                                          26,761,652.434      484,011.634      181,820.138      27,427,484.206
------------------------------------------------------------------------------------------------------------------------------
f.   Making Loans                                         27,040,355.141      336,567.376       50,561.689      27,427,484.206
------------------------------------------------------------------------------------------------------------------------------
g.   Concentration of Investments                         26,903,961.362      341,702.706      181,820.138      27,427,484.206
------------------------------------------------------------------------------------------------------------------------------
h.   Diversification                                      27,005,582.412      371,340.105       50,561.689      27,427,484.206
------------------------------------------------------------------------------------------------------------------------------
i.   Pledging, Mortgaging and Hypothecating Portfolio     26,904,060.759      341,603.309      181,820.138      27,427,484.206
     Assets
------------------------------------------------------------------------------------------------------------------------------
j.   Interests in Oil, Gas, Etc.                          27,037,098.402      332,369.133       58,016.671      27,427,484.206
------------------------------------------------------------------------------------------------------------------------------

 M-408 MainStay VP Series Fund, Inc.

HIGH YIELD CORPORATE BOND PORTFOLIO

                                                                                 VOTES              VOTES
PROPOSAL #1-- ELECTION OF DIRECTORS                             VOTES FOR      AGAINST           WITHHELD                TOTAL
a.   Jill Feinberg                                        144,301,809.535            0      3,182,930.562      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------
b.   Daniel Herrick                                       144,220,889.673            0      3,263,850.424      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------
c.   Richard H. Nolan                                     144,473,273.229            0      3,011,466.868      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------
d.   Raymond Stickel, Jr.                                 144,381,017.247            0      3,103,722.850      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------
e.   Roman L. Weil                                        144,347,783.774            0      3,136,956.323      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------
f.   John A. Weisser                                      144,373,161.620            0      3,111,578.477      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------
g.   Anne F. Pollack                                      144,429,588.692            0      3,055,151.405      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------
h.   Robert D. Rock                                       144,457,744.856            0      3,026,995.241      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------
i.   Gary E Wendlandt                                     144,410,767.869            0      3,073,972.228      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #2-- APPROVAL TO ENTER INTO                                             VOTES              VOTES
AND MATERIALLY AMEND AGREEMENTS                           VOTES FOR            AGAINST           WITHHELD                TOTAL
                                                    144,225,456.833      1,892,818.564      1,366,464.700      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #3-- AMENDMENT TO CERTAIN                                               VOTES              VOTES
FUNDAMENTAL INVESTMENT RESTRICTIONS                       VOTES FOR            AGAINST           WITHHELD                TOTAL
a.   Borrowing                                      144,548,370.837      1,405,152.307      1,531,216.953      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------
b.   Senior Securities                              144,517,159.969      1,365,812.965      1,601,767.163      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------
c.   Underwriting Securities                        144,697,542.508      1,256,568.510      1,530,629.079      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------
d.   Real Estate                                    144,736,633.928      1,217,477.090      1,530,629.079      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------
e.   Commodities                                    144,709,544.668      1,244,566.350      1,530,629.079      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------
f.   Making Loans                                   144,537,599.289      1,415,706.167      1,531,434.641      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------
g.   Concentration of Investments                   144,678,370.672      1,222,381.842      1,583,987.583      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------
h.   Diversification                                144,704,604.962      1,196,239.140      1,583,895.995      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------
i.   Pledging, Mortgaging and Hypothecating         144,657,689.181      1,296,421.837      1,530,629.079      147,484,740.097
     Portfolio Assets
------------------------------------------------------------------------------------------------------------------------------
j.   Investments for Control                        145,678,116.630      1,067,704.272        738,919.195      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------
k.   Writing and Selling Options                    145,719,542.144      1,026,278.758        738,919.195      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------
l.   Interests in Oil, Gas, Etc.                    144,812,412.620      1,140,202.460      1,532,125.017      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------
m.   Margin Activities and Short Selling            145,633,448.222      1,112,372.680        738,919.195      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------
n.   Investments in Other Investment Companies      145,708,707.178      1,037,113.724        738,919.195      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------
o.   Joint Accounts                                 145,694,991.244      1,050,829.658        738,919.195      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------
p.   Illiquid Securities                            145,679,829.371      1,065,991.531        738,919.195      147,484,740.097
------------------------------------------------------------------------------------------------------------------------------

                                                   www.mainstayfunds.com   M-409

INCOME & GROWTH PORTFOLIO

                                                                                     VOTES            VOTES
PROPOSAL #1-- ELECTION OF DIRECTORS                                 VOTES FOR      AGAINST         WITHHELD              TOTAL
a.   Jill Feinberg                                              8,806,029.704            0      143,604.906      8,949,634.610
------------------------------------------------------------------------------------------------------------------------------
b.   Daniel Herrick                                             8,812,601.609            0      137,033.001      8,949,634.610
------------------------------------------------------------------------------------------------------------------------------
c.   Richard H. Nolan                                           8,809,164.269            0      140,470.341      8,949,634.610
------------------------------------------------------------------------------------------------------------------------------
d.   Raymond Stickel, Jr.                                       8,813,770.306            0      135,864.304      8,949,634.610
------------------------------------------------------------------------------------------------------------------------------
e.   Roman L. Weil                                              8,818,698.870            0      130,935.740      8,949,634.610
------------------------------------------------------------------------------------------------------------------------------
f.   John A. Weisser                                            8,824,287.836            0      125,346.774      8,949,634.610
------------------------------------------------------------------------------------------------------------------------------
g.   Anne F. Pollack                                            8,811,770.036            0      137,864.574      8,949,634.610
------------------------------------------------------------------------------------------------------------------------------
h.   Robert D. Rock                                             8,816,655.892            0      132,978.718      8,949,634.610
------------------------------------------------------------------------------------------------------------------------------
i.   Gary E Wendlandt                                           8,812,811.344            0      136,823.266      8,949,634.610
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #2-- APPROVAL TO ENTER INTO                                                  VOTES           VOTES
AND MATERIALLY AMEND AGREEMENTS                                  VOTES FOR          AGAINST        WITHHELD              TOTAL
                                                             8,792,779.493      132,701.253      24,153.864      8,949,634.610

PROPOSAL #3-- AMENDMENT TO CERTAIN                                                    VOTES           VOTES
FUNDAMENTAL INVESTMENT RESTRICTIONS                              VOTES FOR          AGAINST        WITHHELD              TOTAL
a.   Borrowing                                               8,696,640.881      216,107.712      36,886.017      8,949,634.610
------------------------------------------------------------------------------------------------------------------------------
b.   Senior Securities                                       8,731,512.165      157,531.647      60,590.798      8,949,634.610
------------------------------------------------------------------------------------------------------------------------------
c.   Underwriting Securities                                 8,759,773.751      152,974.842      36,886.017      8,949,634.610
------------------------------------------------------------------------------------------------------------------------------
d.   Real Estate                                             8,759,773.751      152,974.842      36,886.017      8,949,634.610
------------------------------------------------------------------------------------------------------------------------------
e.   Commodities                                             8,717,094.089      192,074.838      40,465.683      8,949,634.610
------------------------------------------------------------------------------------------------------------------------------
f.   Making Loans                                            8,727,888.619      184,859.974      36,886.017      8,949,634.610
------------------------------------------------------------------------------------------------------------------------------
g.   Concentration of Investments                            8,739,648.636      152,974.842      57,011.132      8,949,634.610
------------------------------------------------------------------------------------------------------------------------------
h.   Diversification                                         8,739,648.636      152,974.842      57,011.132      8,949,634.610
------------------------------------------------------------------------------------------------------------------------------
j.   Investments for Control                                 8,753,201.846      159,546.747      36,886.017      8,949,634.610
------------------------------------------------------------------------------------------------------------------------------

 M-410 MainStay VP Series Fund, Inc.

INTERNATIONAL EQUITY PORTFOLIO

                                                                                    VOTES            VOTES
PROPOSAL #1-- ELECTION OF DIRECTORS                                VOTES FOR      AGAINST         WITHHELD               TOTAL
a.   Jill Feinberg                                            22,241,085.411            0      517,011.248      22,758,096.659
------------------------------------------------------------------------------------------------------------------------------
b.   Daniel Herrick                                           22,081,365.630            0      676,731.029      22,758,096.659
------------------------------------------------------------------------------------------------------------------------------
c.   Richard H. Nolan                                         22,295,782.539            0      462,314.120      22,758,096.659
------------------------------------------------------------------------------------------------------------------------------
d.   Raymond Stickel, Jr.                                     22,267,338.833            0      490,757.826      22,758,096.659
------------------------------------------------------------------------------------------------------------------------------
e.   Roman L. Weil                                            22,161,083.123            0      597,013.536      22,758,096.659
------------------------------------------------------------------------------------------------------------------------------
f.   John A. Weisser                                          22,150,405.434            0      607,691.225      22,758,096.659
------------------------------------------------------------------------------------------------------------------------------
g.   Anne F. Pollack                                          22,300,652.772            0      457,443.887      22,758,096.659
------------------------------------------------------------------------------------------------------------------------------
h.   Robert D. Rock                                           22,289,323.564            0      468,773.095      22,758,096.659
------------------------------------------------------------------------------------------------------------------------------
i.   Gary E Wendlandt                                         22,284,553.649            0      473,543.010      22,758,096.659
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #2-- APPROVAL TO ENTER INTO                                                 VOTES           VOTES
AND MATERIALLY AMEND AGREEMENTS                                 VOTES FOR          AGAINST        WITHHELD               TOTAL
                                                           22,241,910.665      463,775.850      52,410.144      22,758,096.659

PROPOSAL #3-- AMENDMENT TO CERTAIN                                                   VOTES           VOTES
FUNDAMENTAL INVESTMENT RESTRICTIONS                             VOTES FOR          AGAINST        WITHHELD               TOTAL
a.   Borrowing                                             22,220,650.803      470,326.130      67,119.726      22,758,096.659
------------------------------------------------------------------------------------------------------------------------------
b.   Senior Securities                                     22,283,009.125      407,967.808      67,119.726      22,758,096.659
------------------------------------------------------------------------------------------------------------------------------
c.   Underwriting Securities                               22,280,522.234      410,454.699      67,119.726      22,758,096.659
------------------------------------------------------------------------------------------------------------------------------
d.   Real Estate                                           22,274,744.887      416,232.046      67,119.726      22,758,096.659
------------------------------------------------------------------------------------------------------------------------------
e.   Commodities                                           22,248,825.577      442,151.356      67,119.726      22,758,096.659
------------------------------------------------------------------------------------------------------------------------------
f.   Making Loans                                          22,274,524.770      416,452.163      67,119.726      22,758,096.659
------------------------------------------------------------------------------------------------------------------------------
g.   Concentration of Investments                          22,267,556.537      423,420.396      67,116.726      22,758,096.659
------------------------------------------------------------------------------------------------------------------------------
h.   Diversification                                       22,295,368.206      395,608.727      67,119.726      22,758,096.659
------------------------------------------------------------------------------------------------------------------------------
i.   Pledging, Mortgaging and Hypothecating Portfolio      22,274,150.810      415,581.301      68,364.548      22,758,096.659
     Assets
------------------------------------------------------------------------------------------------------------------------------
j.   Interests in Oil, Gas, Etc.                           22,291,821.902      399,155.031      67,119.726      22,758,096.659
------------------------------------------------------------------------------------------------------------------------------

                                                   www.mainstayfunds.com   M-411

LARGE CAP GROWTH PORTFOLIO

                                                                                    VOTES            VOTES
PROPOSAL #1-- ELECTION OF DIRECTORS                                VOTES FOR      AGAINST         WITHHELD               TOTAL
a.   Jill Feinberg                                            11,096,169.221            0      327,413.803      11,423,583.024
------------------------------------------------------------------------------------------------------------------------------
b.   Daniel Herrick                                           11,110,006.721            0      313,576.303      11,423,583.024
------------------------------------------------------------------------------------------------------------------------------
c.   Richard H. Nolan                                         11,141,543.145            0      282,039.879      11,423,583.024
------------------------------------------------------------------------------------------------------------------------------
d.   Raymond Stickel, Jr.                                     11,115,610.366            0      307,972.658      11,423,583.024
------------------------------------------------------------------------------------------------------------------------------
e.   Roman L. Weil                                            11,130,430.169            0      293,152.855      11,423,583.024
------------------------------------------------------------------------------------------------------------------------------
f.   John A. Weisser                                          11,141,543.145            0      282,039.879      11,423,583.024
------------------------------------------------------------------------------------------------------------------------------
g.   Anne F. Pollack                                          11,125,498.619            0      298,084.405      11,423,583.024
------------------------------------------------------------------------------------------------------------------------------
h.   Robert D. Rock                                           11,132,067.054            0      291,515.970      11,423,583.024
------------------------------------------------------------------------------------------------------------------------------
i.   Gary E Wendlandt                                         11,137,770.244            0      285,812.780      11,423,583.024
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #2-- APPROVAL TO ENTER INTO                                                 VOTES           VOTES
AND MATERIALLY AMEND AGREEMENTS                                 VOTES FOR          AGAINST        WITHHELD               TOTAL
                                                           11,248,954.229      144,592.140      30,036.655      11,423,583.024
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #3-- AMENDMENT TO CERTAIN                                                  VOTES            VOTES
FUNDAMENTAL INVESTMENT RESTRICTIONS                            VOTES FOR          AGAINST         WITHHELD               TOTAL
a.   Borrowing                                            11,096,011.702      225,202.939      102,368.383      11,423,583.024
------------------------------------------------------------------------------------------------------------------------------
b.   Senior Securities                                    11,181,819.889      137,145.163      104,617.972      11,423,583.024
------------------------------------------------------------------------------------------------------------------------------
c.   Underwriting Securities                              11,171,695.236      147,269.816      104,617.972      11,423,583.024
------------------------------------------------------------------------------------------------------------------------------
d.   Real Estate                                          11,186,629.275      134,585.366      102,368.383      11,423,583.024
------------------------------------------------------------------------------------------------------------------------------
e.   Commodities                                          11,164,712.080      156,502.561      102,368.383      11,423,583.024
------------------------------------------------------------------------------------------------------------------------------
f.   Making Loans                                         11,174,568.610      146,646.031      102,368.383      11,423,583.024
------------------------------------------------------------------------------------------------------------------------------
g.   Concentration of Investments                         11,200,420.429      120,794.212      102,368.383      11,423,583.024
------------------------------------------------------------------------------------------------------------------------------
h.   Diversification                                      11,202,670.007      118,544.634      102,368.383      11,423,583.024
------------------------------------------------------------------------------------------------------------------------------
i.   Writing and Selling Options                          11,189,126.139      132,088.502      102,368.383      11,423,583.024
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #4-- APPROVAL OF NEW SUB-ADVISORY AGREEMENT                                VOTES            VOTES
BETWEEN NYLIM AND WINSLOW CAPITAL MANAGEMENT INC.              VOTES FOR          AGAINST         WITHHELD               TOTAL
                                                          10,612,558.438      346,530.289      464,494.297      11,423,583.024
------------------------------------------------------------------------------------------------------------------------------

 M-412 MainStay VP Series Fund, Inc.

MID CAP CORE PORTFOLIO

                                                                                    VOTES            VOTES
PROPOSAL #1-- ELECTION OF DIRECTORS                                VOTES FOR      AGAINST         WITHHELD               TOTAL
a.   Jill Feinberg                                            17,853,031.915            0      502,759.661      18,355,791.576
------------------------------------------------------------------------------------------------------------------------------
b.   Daniel Herrick                                           17,861,940.678            0      493,850.898      18,355,791.576
------------------------------------------------------------------------------------------------------------------------------
c.   Richard H. Nolan                                         17,917,133.827            0      438,657.749      18,355,791.576
------------------------------------------------------------------------------------------------------------------------------
d.   Raymond Stickel, Jr.                                     17,912,436.268            0      443,355.308      18,355,791.576
------------------------------------------------------------------------------------------------------------------------------
e.   Roman L. Weil                                            17,916,473.092            0      439,318.484      18,355,791.576
------------------------------------------------------------------------------------------------------------------------------
f.   John A. Weisser                                          17,894,367.120            0      461,424.456      18,355,791.576
------------------------------------------------------------------------------------------------------------------------------
g.   Anne F. Pollack                                          17,913,542.884            0      442,248.692      18,355,791.576
------------------------------------------------------------------------------------------------------------------------------
h.   Robert D. Rock                                           17,917,675.011            0      438,116.565      18,355,791.576
------------------------------------------------------------------------------------------------------------------------------
i.   Gary E Wendlandt                                         17,890,199.034            0      465,592.542      18,355,791.576
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #2-- APPROVAL TO ENTER INTO                                                 VOTES           VOTES
AND MATERIALLY AMEND AGREEMENTS                                 VOTES FOR          AGAINST        WITHHELD               TOTAL
                                                           18,011,998.431      327,568.957      16,224.188      18,355,791.576
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #3-- AMENDMENT TO CERTAIN                                                   VOTES           VOTES
FUNDAMENTAL INVESTMENT RESTRICTIONS                             VOTES FOR          AGAINST        WITHHELD               TOTAL
a.   Borrowing                                             18,012,241.682      329,583.230      13,966.664      18,355,791.576
------------------------------------------------------------------------------------------------------------------------------
b.   Senior Securities                                     18,068,097.530      273,727.382      13,966.664      18,355,791.576
------------------------------------------------------------------------------------------------------------------------------
c.   Underwriting Securities                               18,070,872.631      269,879.862      15,039.083      18,355,791.576
------------------------------------------------------------------------------------------------------------------------------
d.   Real Estate                                           18,111,168.972      230,655.940      13,966.664      18,355,791.576
------------------------------------------------------------------------------------------------------------------------------
e.   Commodities                                           18,078,303.221      263,521.691      13,966.664      18,355,791.576
------------------------------------------------------------------------------------------------------------------------------
f.   Making Loans                                          18,005,490.073      336,334.839      13,966.664      18,355,791.576
------------------------------------------------------------------------------------------------------------------------------
g.   Concentration of Investments                          18,075,837.579      264,914.914      15,039.083      18,355,791.576
------------------------------------------------------------------------------------------------------------------------------
h.   Diversification                                       18,119,573.483      221,179.010      15,039.083      18,355,791.576
------------------------------------------------------------------------------------------------------------------------------

                                                   www.mainstayfunds.com   M-413

MID CAP GROWTH PORTFOLIO

                                                                                  VOTES              VOTES
PROPOSAL #1-- ELECTION OF DIRECTORS                              VOTES FOR      AGAINST           WITHHELD               TOTAL
a.   Jill Feinberg                                          21,038,353.761            0      1,065,892.088      22,104,245.849
------------------------------------------------------------------------------------------------------------------------------
b.   Daniel Herrick                                         21,028,597.676            0      1,075,648.173      22,104,245.849
------------------------------------------------------------------------------------------------------------------------------
c.   Richard H. Nolan                                       21,133,772.309            0        970,473.540      22,104,245.849
------------------------------------------------------------------------------------------------------------------------------
d.   Raymond Stickel, Jr.                                   21,139,596.203            0        964,649.646      22,104,245.849
------------------------------------------------------------------------------------------------------------------------------
e.   Roman L. Weil                                          21,138,072.402            0        966,173.447      22,104,245.849
------------------------------------------------------------------------------------------------------------------------------
f.   John A. Weisser                                        21,139,596.203            0        964,649.646      22,104,245.849
------------------------------------------------------------------------------------------------------------------------------
g.   Anne F. Pollack                                        21,138,691.785            0        965,554.064      22,104,245.849
------------------------------------------------------------------------------------------------------------------------------
h.   Robert D. Rock                                         21,139,596.203            0        964,649.646      22,104,245.849
------------------------------------------------------------------------------------------------------------------------------
i.   Gary E Wendlandt                                       21,139,946.931            0        964,298.918      22,104,245.849
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #2-- APPROVAL TO ENTER INTO                                                 VOTES           VOTES
AND MATERIALLY AMEND AGREEMENTS                                 VOTES FOR          AGAINST        WITHHELD               TOTAL
                                                           21,457,256.939      576,100.130      70,888.780      22,104,245.849
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #3-- AMENDMENT TO CERTAIN                                                   VOTES           VOTES
FUNDAMENTAL INVESTMENT RESTRICTIONS                             VOTES FOR          AGAINST        WITHHELD               TOTAL
a.   Borrowing                                             21,300,626.408      727,863.527      75,755.914      22,104,245.849
------------------------------------------------------------------------------------------------------------------------------
b.   Senior Securities                                     21,430,994.045      597,495.890      75,755.914      22,104,245.849
------------------------------------------------------------------------------------------------------------------------------
c.   Underwriting Securities                               21,428,107.474      597,652.587      78,485.788      22,104,245.849
------------------------------------------------------------------------------------------------------------------------------
d.   Real Estate                                           21,490,592.308      537,897.627      75,755.914      22,104,245.849
------------------------------------------------------------------------------------------------------------------------------
e.   Commodities                                           21,464,866.259      563,623.676      75,755.914      22,104,245.849
------------------------------------------------------------------------------------------------------------------------------
f.   Making Loans                                          21,379,281.316      649,208.619      75,755.914      22,104,245.849
------------------------------------------------------------------------------------------------------------------------------
g.   Concentration of Investments                          21,438,629.227      589,860.708      75,755.914      22,104,245.849
------------------------------------------------------------------------------------------------------------------------------
h.   Diversification                                       21,490,378.295      535,381.766      78,485.788      22,104,245.849
------------------------------------------------------------------------------------------------------------------------------

 M-414 MainStay VP Series Fund, Inc.

MID CAP VALUE PORTFOLIO

                                                                                    VOTES            VOTES
PROPOSAL #1-- ELECTION OF DIRECTORS                                VOTES FOR      AGAINST         WITHHELD               TOTAL
a.   Jill Feinberg                                            34,086,996.366            0      836,140.534      34,923,136.900
------------------------------------------------------------------------------------------------------------------------------
b.   Daniel Herrick                                           34,087,085.315            0      836,051.585      34,923,136.900
------------------------------------------------------------------------------------------------------------------------------
c.   Richard H. Nolan                                         34,152,716.226            0      770,420.674      34,923,136.900
------------------------------------------------------------------------------------------------------------------------------
d.   Raymond Stickel, Jr.                                     34,094,671.528            0      828,465.372      34,923,136.900
------------------------------------------------------------------------------------------------------------------------------
e.   Roman L. Weil                                            34,113,818.697            0      809,318.203      34,923,136.900
------------------------------------------------------------------------------------------------------------------------------
f.   John A. Weisser                                          34,103,440.448            0      819,696.452      34,923,136.900
------------------------------------------------------------------------------------------------------------------------------
g.   Anne F. Pollack                                          34,151,222.529            0      771,914.371      34,923,136.900
------------------------------------------------------------------------------------------------------------------------------
h.   Robert D. Rock                                           34,152,716.226            0      770,420.674      34,923,136.900
------------------------------------------------------------------------------------------------------------------------------
i.   Gary E Wendlandt                                         34,142,234.850            0      780,902.050      34,923,136.900
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #2-- APPROVAL TO ENTER INTO                                                VOTES            VOTES
AND MATERIALLY AMEND AGREEMENTS                                VOTES FOR          AGAINST         WITHHELD               TOTAL
                                                          34,425,965.257      375,084.059      122,087.584      34,923,136.900
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #3-- AMENDMENT TO CERTAIN                                                   VOTES           VOTES
FUNDAMENTAL INVESTMENT RESTRICTIONS                             VOTES FOR          AGAINST        WITHHELD               TOTAL
a.   Borrowing                                             34,444,374.499      395,725.065      83,037.336      34,923,136.900
------------------------------------------------------------------------------------------------------------------------------
b.   Senior Securities                                     34,467,542.299      372,557.265      83,037.336      34,923,136.900
------------------------------------------------------------------------------------------------------------------------------
c.   Underwriting Securities                               34,485,315.731      354,783.833      83,037.336      34,923,136.900
------------------------------------------------------------------------------------------------------------------------------
d.   Real Estate                                           34,481,158.830      358,940.734      83,037.336      34,923,136.900
------------------------------------------------------------------------------------------------------------------------------
e.   Commodities                                           34,464,359.194      375,535.336      83,242.370      34,923,136.900
------------------------------------------------------------------------------------------------------------------------------
f.   Making Loans                                          34,482,366.821      357,732.743      83,037.336      34,923,136.900
------------------------------------------------------------------------------------------------------------------------------
g.   Concentration of Investments                          34,469,307.943      370,791.621      83,037.336      34,923,136.900
------------------------------------------------------------------------------------------------------------------------------
h.   Diversification                                       34,478,267.963      361,831.601      83,037.336      34,923,136.900
------------------------------------------------------------------------------------------------------------------------------

                                                   www.mainstayfunds.com   M-415

S & P 500 INDEX PORTFOLIO

                                                                                  VOTES              VOTES
PROPOSAL #1-- ELECTION OF DIRECTORS                              VOTES FOR      AGAINST           WITHHELD               TOTAL
a.   Jill Feinberg                                          55,359,437.996            0      1,542,862.460      56,902,300.456
------------------------------------------------------------------------------------------------------------------------------
b.   Daniel Herrick                                         55,262,304.176            0      1,639,996.280      56,902,300.456
------------------------------------------------------------------------------------------------------------------------------
c.   Richard H. Nolan                                       55,434,783.925            0      1,467,516.531      56,902,300.456
------------------------------------------------------------------------------------------------------------------------------
d.   Raymond Stickel, Jr.                                   55,410,268.593            0      1,492,031.863      56,902,300.456
------------------------------------------------------------------------------------------------------------------------------
e.   Roman L. Weil                                          55,300,175.787            0      1,602,124.669      56,902,300.456
------------------------------------------------------------------------------------------------------------------------------
f.   John A. Weisser                                        55,248,642.503            0      1,653,657.953      56,902,300.456
------------------------------------------------------------------------------------------------------------------------------
g.   Anne F. Pollack                                        55,420,034.337            0      1,482,266.119      56,902,300.456
------------------------------------------------------------------------------------------------------------------------------
h.   Robert D. Rock                                         55,465,416.710            0      1,436,883.746      56,902,300.456
------------------------------------------------------------------------------------------------------------------------------
i.   Gary E Wendlandt                                       55,331,151.749            0      1,571,148.707      56,902,300.456
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #2-- APPROVAL TO ENTER INTO                                                VOTES            VOTES
AND MATERIALLY AMEND AGREEMENTS                                VOTES FOR          AGAINST         WITHHELD               TOTAL
                                                          55,785,401.619      736,061.300      380,837.537      56,902,300.456
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #3-- AMENDMENT TO CERTAIN                                                 VOTES             VOTES
FUNDAMENTAL INVESTMENT RESTRICTIONS                           VOTES FOR          AGAINST          WITHHELD               TOTAL
a.   Borrowing                                           55,931,017.223      643,143.429       328,139.804      56,902,300.456
------------------------------------------------------------------------------------------------------------------------------
b.   Senior Securities                                   55,903,003.424      671,157.228       328,139.804      56,902,300.456
------------------------------------------------------------------------------------------------------------------------------
c.   Underwriting Securities                             55,984,614.183      589,546.469       328,139.804      56,902,300.456
------------------------------------------------------------------------------------------------------------------------------
d.   Real Estate                                         55,867,992.747      715,820.071       318,487.638      56,902,300.456
------------------------------------------------------------------------------------------------------------------------------
e.   Commodities                                         55,837,636.451      746,176.367       318,487.638      56,902,300.456
------------------------------------------------------------------------------------------------------------------------------
f.   Making Loans                                        55,868,610.764      705,549.888       328,139.804      56,902,300.456
------------------------------------------------------------------------------------------------------------------------------
g.   Concentration of Investments                        55,891,680.776      692,132.042       318,487.638      56,902,300.456
------------------------------------------------------------------------------------------------------------------------------
h.   Diversification                                     55,954,173.103      619,987.549       328,139.804      56,902,300.456
------------------------------------------------------------------------------------------------------------------------------
i.   Pledging, Mortgaging and Hypothecating Portfolio    55,912,576.325      568,556.121       421,168.010      56,902,300.456
     Assets
------------------------------------------------------------------------------------------------------------------------------
j.   Interests in Oil, Gas, Etc.                         56,026,031.888      545,438.651      330,829.917#      56,902,300.456
------------------------------------------------------------------------------------------------------------------------------

 M-416 MainStay VP Series Fund, Inc.

SMALL CAP GROWTH PORTFOLIO

                                                                                    VOTES            VOTES
PROPOSAL #1-- ELECTION OF DIRECTORS                                VOTES FOR      AGAINST         WITHHELD               TOTAL
a.   Jill Feinberg                                            15,368,993.763            0      441,992.776      15,810,986.539
------------------------------------------------------------------------------------------------------------------------------
b.   Daniel Herrick                                           15,275,000.926            0      535,985.613      15,810,986.539
------------------------------------------------------------------------------------------------------------------------------
c.   Richard H. Nolan                                         15,373,320.376            0      437,666.163      15,810,986.539
------------------------------------------------------------------------------------------------------------------------------
d.   Raymond Stickel, Jr.                                     15,343,646.775            0      467,339.764      15,810,986.539
------------------------------------------------------------------------------------------------------------------------------
e.   Roman L. Weil                                            15,319,209.599            0      491,776.940      15,810,986.539
------------------------------------------------------------------------------------------------------------------------------
f.   John A. Weisser                                          15,317,249.242            0      493,737.297      15,810,986.539
------------------------------------------------------------------------------------------------------------------------------
g.   Anne F. Pollack                                          15,391,370.024            0      419,616.515      15,810,986.539
------------------------------------------------------------------------------------------------------------------------------
h.   Robert D. Rock                                           15,395,867.570            0      415,118.969      15,810,986.539
------------------------------------------------------------------------------------------------------------------------------
i.   Gary E Wendlandt                                         15,395,867.570            0      415,118.969      15,810,986.539
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #2-- APPROVAL TO ENTER INTO                                                 VOTES           VOTES
AND MATERIALLY AMEND AGREEMENTS                                 VOTES FOR          AGAINST        WITHHELD               TOTAL
                                                           15,387,249.081      342,494.096      81,243.362      15,810,986.539
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #3-- AMENDMENT TO CERTAIN                                                  VOTES            VOTES
FUNDAMENTAL INVESTMENT RESTRICTIONS                            VOTES FOR          AGAINST         WITHHELD               TOTAL
a.   Borrowing                                            15,148,205.685      468,263.426      194,517.428      15,810,986.539
------------------------------------------------------------------------------------------------------------------------------
b.   Senior Securities                                    15,269,591.293      346,877.818      194,517.428      15,810,986.539
------------------------------------------------------------------------------------------------------------------------------
c.   Underwriting Securities                              15,273,782.706      342,686.405      194,517.428      15,810,986.539
------------------------------------------------------------------------------------------------------------------------------
d.   Real Estate                                          15,307,426.652      309,042.459      194,517.428      15,810,986.539
------------------------------------------------------------------------------------------------------------------------------
e.   Commodities                                          15,260,696.759      354,244.647      196,045.133      15,810,986.539
------------------------------------------------------------------------------------------------------------------------------
f.   Making Loans                                         15,240,224.014      376,245.097      194,517.428      15,810,986.539
------------------------------------------------------------------------------------------------------------------------------
g.   Concentration of Investments                         15,251,975.767      362,965.639      196,045.133      15,810,986.539
------------------------------------------------------------------------------------------------------------------------------
h.   Diversification                                      15,303,657.249      312,811.862      194,517.428      15,810,986.539
------------------------------------------------------------------------------------------------------------------------------

                                                   www.mainstayfunds.com   M-417

TOTAL RETURN PORTFOLIO

                                                                                    VOTES            VOTES
PROPOSAL #1-- ELECTION OF DIRECTORS                                VOTES FOR      AGAINST         WITHHELD               TOTAL
a.   Jill Feinberg                                            27,890,736.263            0      616,453.059      28,507,189.322
------------------------------------------------------------------------------------------------------------------------------
b.   Daniel Herrick                                           27,856,190.966            0      650,998.356      28,507,189.322
------------------------------------------------------------------------------------------------------------------------------
c.   Richard H. Nolan                                         27,861,906.743            0      645,282.579      28,507,189.322
------------------------------------------------------------------------------------------------------------------------------
d.   Raymond Stickel, Jr.                                     27,852,184.822            0      655,004.500      28,507,189.322
------------------------------------------------------------------------------------------------------------------------------
e.   Roman L. Weil                                            27,904,375.128            0      602,814.194      28,507,189.322
------------------------------------------------------------------------------------------------------------------------------
f.   John A. Weisser                                          27,900,901.470            0      606,287.852      28,507,189.322
------------------------------------------------------------------------------------------------------------------------------
g.   Anne F. Pollack                                          27,903,441.404            0      603,747.918      28,507,189.322
------------------------------------------------------------------------------------------------------------------------------
h.   Robert D. Rock                                           27,923,271.489            0      583,917.833      28,507,189.322
------------------------------------------------------------------------------------------------------------------------------
i.   Gary E Wendlandt                                         27,914,685.894            0      592,503.428      28,507,189.322
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #2-- APPROVAL TO ENTER INTO                                                VOTES            VOTES
AND MATERIALLY AMEND AGREEMENTS                                VOTES FOR          AGAINST         WITHHELD               TOTAL
                                                          28,047,302.736      326,198.103      133,688.483      28,507,189.322
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #3-- AMENDMENT TO CERTAIN                                                  VOTES            VOTES
FUNDAMENTAL INVESTMENT RESTRICTIONS                            VOTES FOR          AGAINST         WITHHELD               TOTAL
a.   Borrowing                                            28,124,820.312      340,456.203      141,912.807      28,507,189.322
------------------------------------------------------------------------------------------------------------------------------
b.   Senior Securities                                    28,144,545.263      220,731.252      141,912.807      28,507,189.322
------------------------------------------------------------------------------------------------------------------------------
c.   Underwriting Securities                              28,161,779.797      203,496.718      141,912.807      28,507,189.322
------------------------------------------------------------------------------------------------------------------------------
d.   Real Estate                                          28,144,967.911      220,308.604      141,912.807      28,507,189.322
------------------------------------------------------------------------------------------------------------------------------
e.   Commodities                                          28,111,666.069      253,610.446      141,912.807      28,507,189.322
------------------------------------------------------------------------------------------------------------------------------
f.   Making Loans                                         28,157,633.256      207,643.259      141,912.807      28,507,189.322
------------------------------------------------------------------------------------------------------------------------------
g.   Concentration of Investments                         28,126,768.978      238,507.537      141,912.807      28,507,189.322
------------------------------------------------------------------------------------------------------------------------------
h.   Diversification                                      28,213,364.811      221,497.525       72,326.986      28,507,189.322
------------------------------------------------------------------------------------------------------------------------------
i.   Pledging, Mortgaging and Hypothecating Portfolio     28,170,314.308      264,548.028       72,326.986      28,507,189.322
     Assets
------------------------------------------------------------------------------------------------------------------------------
j.   Interests in Oil, Gas, Etc.                          28,139,481.930      225,794.585      141,912.807      28,507,189.322
------------------------------------------------------------------------------------------------------------------------------

 M-418 MainStay VP Series Fund, Inc.

VALUE PORTFOLIO

                                                                                    VOTES            VOTES
PROPOSAL #1-- ELECTION OF DIRECTORS                                VOTES FOR      AGAINST         WITHHELD               TOTAL
a.   Jill Feinberg                                            35,470,032.277            0      820,349.338      36,290,381.615
------------------------------------------------------------------------------------------------------------------------------
b.   Daniel Herrick                                           35,364,211.266            0      926,170.349      36,290,381.615
------------------------------------------------------------------------------------------------------------------------------
c.   Richard H. Nolan                                         35,463,322.040            0      827,059.575      36,290,381.615
------------------------------------------------------------------------------------------------------------------------------
d.   Raymond Stickel, Jr.                                     35,478,074.371            0      812,307.244      36,290,381.615
------------------------------------------------------------------------------------------------------------------------------
e.   Roman L. Weil                                            35,479,666.139            0      810,715.476      36,290,381.615
------------------------------------------------------------------------------------------------------------------------------
f.   John A. Weisser                                          35,475,397.592            0      814,984.023      36,290,381.615
------------------------------------------------------------------------------------------------------------------------------
g.   Anne F. Pollack                                          35,456,639.166            0      833,742.449      36,290,381.615
------------------------------------------------------------------------------------------------------------------------------
h.   Robert D. Rock                                           35,465,308.612            0      825,073.003      36,290,381.615
------------------------------------------------------------------------------------------------------------------------------
i.   Gary E Wendlandt                                         35,460,472.120            0      829,909.495      36,290,381.615
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #2-- APPROVAL TO ENTER INTO                                                VOTES            VOTES
AND MATERIALLY AMEND AGREEMENTS                                VOTES FOR          AGAINST         WITHHELD               TOTAL
                                                          35,815,496.823      344,967.549      129,917.243      36,290,381.615
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL #3-- AMENDMENT TO CERTAIN                                                  VOTES            VOTES
FUNDAMENTAL INVESTMENT RESTRICTIONS                            VOTES FOR          AGAINST         WITHHELD               TOTAL
a.   Borrowing                                            35,520,403.436      567,052.563      202,925.616      36,290,381.615
------------------------------------------------------------------------------------------------------------------------------
b.   Senior Securities                                    35,703,673.637      383,782.362      202,925.616      36,290,381.615
------------------------------------------------------------------------------------------------------------------------------
c.   Underwriting Securities                              35,698,749.940      388,706.059      202,925.616      36,290,381.615
------------------------------------------------------------------------------------------------------------------------------
d.   Real Estate                                          35,670,099.591      410,938.527      209,343.497      36,290,381.615
------------------------------------------------------------------------------------------------------------------------------
e.   Commodities                                          35,563,823.571      523,632.428      202,925.616      36,290,381.615
------------------------------------------------------------------------------------------------------------------------------
f.   Making Loans                                         35,695,618.987      387,553.731      207,208.897      36,290,381.615
------------------------------------------------------------------------------------------------------------------------------
g.   Concentration of Investments                         35,690,420.499      397,035.500      202,925.616      36,290,381.615
------------------------------------------------------------------------------------------------------------------------------
h.   Diversification                                      35,666,533.117      420,922.882      202,925.616      36,290,381.615
------------------------------------------------------------------------------------------------------------------------------
i.   Pledging, Mortgaging and Hypothecating Portfolio     35,685,537.265      395,299.187      209,545.163      36,290,381.615
     Assets
------------------------------------------------------------------------------------------------------------------------------
j.   Interests in Oil, Gas, Etc.                          35,714,809.958      372,646.041      202,925.616      36,290,381.615
------------------------------------------------------------------------------------------------------------------------------

                                                   www.mainstayfunds.com   M-419

DIRECTORS AND OFFICERS (UNAUDITED)

The following are the Directors and Officers of MainStay VP Series Fund, Inc., together with a brief description of their principal occupations during the past five years.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Directors.

The business address of each Director and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                               NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                      IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                       OVERSEEN BY DIRECTOR  HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*
        GARY E.           Chairman since 2002,   Chairman and Manager, New York Life                   62           Chairman and
        WENDLANDT         Chief Executive        Investment Management LLC (including                               Trustee, The
        10/8/50           Officer (2002 to June  predecessor advisory organizations) and New                        MainStay Funds
                          2006), and Director    York Life Investment Management Holdings
                          since 2001             LLC; Chief Executive Officer, New York Life
                                                 Investment Management LLC and New York Life
                                                 Investment Management Holdings LLC (2000 to
                                                 June 2006); Senior Executive Vice President
                                                 for Investment and Finance, New York Life
                                                 Insurance Company (since July 2006);
                                                 Executive Vice President, New York Life
                                                 Insurance Company (1999 to June 2006);
                                                 Executive Vice President and Manager,
                                                 NYLIFE LLC; Chairman, McMorgan & Company
                                                 LLC, Madison Capital Funding LLC and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance and Annuity Corporation; Chief
                                                 Executive Officer (2005 to 2006), Eclipse
                                                 Funds (3 portfolios); Eclipse Funds Inc.
                                                 (15 portfolios); Chairman since 2002,
                                                 Trustee since 2000 and Chief Executive
                                                 Officer (2004 to June 2006), The MainStay
                                                 Funds (19 portfolios). Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993 to
                                                 1999).
        ----------------------------------------------------------------------------------------------------------------------------
        ANNE F.           President (1990 to     Senior Vice President and Chief Investment            25           New York Life
        POLLACK**         June 2006) and         Officer, New York Life Insurance Company                           International
        11/7/55           Director (1989 to      (2002 to 2006); Senior Vice President (2000                        India Fund
                          June 2006)             to 2006), Chief Investment Officer, and                            (Mauritius) LLC;
                                                 Manager (2001 to 2006), NYLIFE LLC; Senior                         New York Life
                                                 Vice President (1997 to 2006) and Director                         Capital
                                                 (2001 to 2006), New York Life Insurance and                        Corporation;
                                                 Annuity Corporation; Senior Vice President                         NYLIFE
                                                 and Director (1995 to 2006) and Chief                              Securities Inc.;
                                                 Investment Officer (2001 to 2006), NYLIFE                          Eagle Strategies
                                                 Insurance Company of Arizona; Senior Vice                          Corp.; New York
                                                 President and Manager (2001 to 2006) and                           Life Insurance
                                                 Chief Investment Officer (1998 to 2006),                           and Annuity
                                                 New York Life International, LLC; Director                         Corporation;
                                                 (2001 to 2006), NYLIFE Securities Inc.                             NYLIFE Insurance
                                                                                                                    Company of
                                                                                                                    Arizona; NYLI-VB
                                                                                                                    Asset Management
                                                                                                                    Co. (Mauritius)
                                                                                                                    LLC
        ----------------------------------------------------------------------------------------------------------------------------

      * Certain Directors are considered to be interested persons of the Company within the meaning of the Investment Company Act of 1940 because of their affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, NYLIFE LLC, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years."

     ** Ms. Pollack tendered her resignation as President and Director of the Fund on June 20, 2006, effective July 1, 2006.

 M-420   MainStay VP Series Fund, Inc.

                          POSITION(S) HELD WITH                                               NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                      IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                       OVERSEEN BY DIRECTOR  HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*
        ROBERT D. ROCK    Vice President since   Senior Vice President, New York Life                  25           None
        12/16/54          1985 and Director      Insurance Company; Senior Vice President,
                          since 1984             Chief Investment Officer, and Director, New
                                                 York Life Insurance and Annuity Corporation
                                                 and NYLIFE Insurance Company of Arizona;
                                                 Senior Vice President, NYLIFE Securities
                                                 Inc.

        ----------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS
        JILL FEINBERG     Director since 1995;   President, Jill Feinberg & Company, Inc.              25           Director, New
        4/14/54           Indefinite             (special events and meeting planning firm).                        York Life
                                                                                                                    Settlement
                                                                                                                    Corporation
        ----------------------------------------------------------------------------------------------------------------------------
        DANIEL HERRICK    Director since 1983;   Retired. Treasurer and Executive Officer,             25           None
        12/1/20           Indefinite             National Gallery of Art (1985 to 1995).
        ----------------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Director since 2006;   Managing Director, ICC Capital Management;            25           None
        NOLAN, JR.        Until the age of 75    President--Shields/Alliance, Alliance
        11/16/46                                 Capital Management (1994-2004)
        ----------------------------------------------------------------------------------------------------------------------------
        RAYMOND STICKEL,  Director since 2006;   Retired; Managing Partner of Investment               25           Trustee, AIM
        JR.               Until the age of 75    Management Services for New York, New                              Funds Group
        3/1/44                                   Jersey, and Connecticut, Deloitte and
                                                 Touche, LLP (1998-2002)
        ----------------------------------------------------------------------------------------------------------------------------
        ROMAN L. WEIL     Director since 1994;   V. Duane Rath Professor of Accounting,                25           None
        5/22/40           Indefinite; Audit      Graduate School of Business, University of
                          Committee Financial    Chicago; President, Roman L. Weil
                          Expert since August    Associates, Inc. (consulting firm).
                          2003
        ----------------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER,  Director since 1997;   Retired. Managing Director of Salomon                 25           None
        JR.               Indefinite; Lead       Brothers, Inc. (1981 to 1995).
        10/22/41          Independent Director
                          since July 2005
        ----------------------------------------------------------------------------------------------------------------------------
                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH
        DATE OF BIRTH     OF TIME SERVED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
        ----------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT DIRECTORS
        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel, and Secretary, New York Life Investment
        ANSELMI           since 2003             Management LLC (including predecessor advisory organizations) and New York Life
        10/19/46                                 Investment Management Holdings LLC; Senior Vice President, New York Life Insurance
                                                 Company; Vice President and Secretary, McMorgan & Company LLC; Secretary, NYLIM
                                                 Service Company LLC; NYLCAP Manager LLC, and Madison Capital Funding LLC; Chief
                                                 Legal Officer, The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., and McMorgan
                                                 Funds; Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999);
                                                 General Counsel and Managing Director, JP Morgan Investment Management Inc. (1986
                                                 to 1998).
        ----------------------------------------------------------------------------------------------------------------------------
        ARPHIELA          Treasurer and          Acting Treasurer and Principal Financial and Accounting Officer, The MainStay
        ARIZMENDI         Principal Financial    Funds, Eclipse Funds, Eclipse Funds Inc., and McMorgan Funds (since December 2005);
        10/26/56          and Accounting         Director and Manager of Fund Accounting and Administration, New York Life
                          Officer since 2006;    Investment Management LLC (since March 2003); Assistant Treasurer, MainStay VP
                          Acting Treasurer and   Series Fund, The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., and McMorgan
                          Principal Financial    Funds (1992 to December 2005).
                          and Accounting
                          Officer (2005 to
                          March 2006).
        ----------------------------------------------------------------------------------------------------------------------------

                                                 www.mainstayfunds.com     M-421

                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH
        DATE OF BIRTH     OF SERVICE             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
        --------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT DIRECTORS
        CHRISTOPHER O.    President since July   Executive Vice President, New York Life Investment Management LLC and New York
        BLUNT             2006                   Life Investment Management Holdings LLC (since 2004); Manager and Executive Vice
        5/13/62                                  President, NYLIM Product Distribution, NYLIFE Distributors LLC (since January
                                                 2005); Chairman, NYLIM Service Company LLC (since March 2005); Chairman and Class
                                                 C Director, New York Life Trust Company, FSB (since 2004); Chairman, New York
                                                 Life Trust Company (since February 2005); President, Eclipse Funds, Eclipse Funds
                                                 Inc. and The MainStay Funds (since 2005); Chairman and Chief Executive Officer,
                                                 Giving Capital, Inc. (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury Funds Distributors
                                                 (1999 to 2001).
        --------------------------------------------------------------------------------------------------------------------------
        MICHAEL G. GALLO  Executive Vice         Senior Vice President, New York Life Insurance Company.
        1/1/55            President since
                          February 2005
        --------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including predecessor advisory
        HARRINGTON        Administration since   organizations); Vice President--Administration, Eclipse Funds, Eclipse Funds
        2/8/59            2005                   Inc., and The MainStay Funds (since June 2005).
        --------------------------------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice President  Managing Director, Mutual Funds/Administration and Chief Financial Officer of
        KIRSHENBAUM       since July 2006        Retail Investments, New York Life Investment Management LLC (since July 2006);
        6/25/71                                  Senior Vice President, Eclipse Funds, Eclipse Funds Inc., and The MainStay Funds
                                                 (since June 2006); Chief Financial Officer, Bear Stearns Asset Management (1999
                                                 to May 2006).
        --------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Senior Vice President  Managing Director and Chief Compliance Officer, New York Life Investment
        MICUCCI           and Chief Compliance   Management LLC (June 2003); Vice President--Compliance, The MainStay Funds,
        12/16/65          Officer since 2006;    Eclipse Funds, and Eclipse Funds Inc.; Senior Managing Director--Compliance,
                          Vice President--       NYLIFE Distributors; Deputy Chief Compliance Officer, New York Life Investment
                          Compliance since       Management LLC (September 2002 to June 2003); Vice President and Compliance
                          September 2004 to      Officer, Goldman Sachs Asset Management (November 1999 to August 2002).
                          June 2006
        --------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since        Managing Director and Associate General Counsel, New York Life Investment
        MORRISON          September 2004         Management LLC (since June 2004); Secretary, The MainStay Funds, Eclipse Funds,
        3/26/56                                  and Eclipse Funds Inc.; Managing Director and Secretary, NYLIFE Distributors LLC;
                                                 Chief Legal Officer--Mutual Funds and Vice President and Corporate Counsel, The
                                                 Prudential Insurance Company of America (2000 to June 2004).
        --------------------------------------------------------------------------------------------------------------------------
        BRIAN A. MURDOCK  Chief Executive        Member of the Board of Managers and President (since 2004) and Chief Executive
        3/14/56           Officer since July     Officer (since July 2006), New York Life Investment Management LLC and New York
                          2006                   Life Investment Management Holdings LLC; Senior Vice President, New York Life
                                                 Insurance Company (since 2004); Chairman of the Board and President, NYLIFE
                                                 Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital
                                                 Funding LLC (since 2004); Member of the Board of Managers, NYLCAP Manager LLC
                                                 (since 2004); Chief Executive Officer, Eclipse Funds, Eclipse Funds Inc., and The
                                                 MainStay Funds (since July 2006); Chief Operating Officer, Merrill Lynch
                                                 Investment Managers (2003 to 2004); Chief Investment Officer, MLIM Europe and
                                                 Asia (2001 to 2003); President of Merrill Japan and Chairman of MLIM's Pacific
                                                 Region (1999 to 2001).
        --------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance Company; Vice President, New York Life
        ZUCCARO           since 1991             Insurance and Annuity Corporation, NYLIFE Insurance Company of Arizona, NYLIFE
        12/12/49                                 LLC, NYLIFE Securities Inc., and NYLIFE Distributors LLC; Tax Vice President, New
                                                 York Life International, LLC; Vice President--Tax, Eclipse Funds, Eclipse Funds
                                                 Inc., and The MainStay Funds.
        --------------------------------------------------------------------------------------------------------------------------

 M-422   MainStay VP Series Fund, Inc.

BOARD CONSIDERATION AND APPROVAL OF SUBADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), initially review and approve the fund's investment advisory agreements.

At a meeting held on June 20, 2006, the Board of Directors (the "Board") of the Fund considered the approval of an Interim Subadvisory Agreement and Subadvisory Agreement (the "New Agreements") with respect to the MainStay VP Basic Value Portfolio (the "Portfolio"). In reaching its decision to approve the Agreements, the Independent Directors, who were advised by independent legal counsel, and the Board as a whole considered the following factors and reached the conclusions described below.

The Board considered NYLIM's explanation of its rationale for proposing that Institutional Capital LLC ("ICAP") replace The Dreyfus Corporation ("Dreyfus") as subadvisor to the Portfolio. The Board noted that the performance for the Portfolio had not met the Directors' expectations in recent years under Dreyfus's management, as evidenced in part by its mediocre performance relative to its peers in its benchmark (the Lipper Variable Annuity Large Cap Value category) and the failure of the Dreyfus strategy to raise significant interest from variable product clients. The Board also took into consideration information provided by NYLIM on ICAP's performance in managing the ICAP Select Equity Fund, a mutual fund advised by ICAP with an investment objective similar to that of the Portfolio. The Board noted that the ICAP Select Equity Fund had outperformed the Portfolio on a gross basis over the one-, three- and five-year period ended April 30, 2006. The Board also noted that the ICAP Select Equity Fund had an overall 4-star Morningstar rating as of April 30, 2006. While aware that past performance is not necessarily indicative of future results, the Board concluded that the historical performance of the ICAP Select Equity Fund compared favorably in relation to similar funds, and that it was reasonable to believe that ICAP would provide satisfactory performance in the future. The Board then discussed ICAP's Select Equity strategy and took into account the fact that portfolios managed utilizing this strategy typically held between 20 to 30 stocks and experienced a portfolio turnover rate of over 100%. The Board considered that although the Select Equity strategy was concentrated, the Portfolio would continue to be managed as a diversified fund. The Board further considered the experience level and tenure of the ICAP portfolio management team, which on average had approximately 20 years of industry experience (14 years with the firm). The Board concluded that these factors supported NYLIM's recommendation that ICAP should serve as the Portfolio's new subadvisor.

The Board also considered the proposed subadvisory fee rate that would be payable by NYLIM to ICAP under the New Agreements. The Board noted that the subadvisory fee arrangement between NYLIM and ICAP would be the same as the subadvisory fee arrangement between NYLIM and Dreyfus. The Board also compared ICAP's proposed subadvisory fee rate with the subadvisory fee rates applicable to other similar funds in the NYLIM family of funds and Lipper Large-Cap Value Category. Based on these considerations, the Board concluded that ICAP's proposed subadvisory fee rates under the New Agreements were reasonable in comparison to other subadvisory fee rates.

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Dreyfus under the Former Subadvisory Agreement and those that would be provided to the Portfolio by ICAP under the New Agreements, noting that the nature and extent of services under the Former Subadvisory Agreement and the New Agreements were substantially similar. The Board concluded that the Portfolio was likely to benefit from the nature and extent of services to be provided to the Portfolio by ICAP under the New Agreements.

With respect to the quality of services to be provided under the New Agreements, the Board considered, among other things, the background and experience of ICAP's senior management and the expertise of, and amount of attention expected to be given to the Portfolio by, ICAP's investment analysts and both junior and senior investment personnel. The Board also considered that ICAP had been in the investment management business since 1970, managing money for some of the world's largest and most respected corporations and institutions. The Board noted that ICAP manages approximately $14 billion in total assets under management, of which approximately $13 billion represents investments in equity value securities. The Board also reviewed the qualifications, background and responsibilities of the team members who would be primarily responsible for day-to-day portfolio management services for the Portfolio. The Board concluded that it was satisfied with the quality of the investment subadvisory services anticipated to be provided to the Portfolio by ICAP, and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services that ICAP would provide under the New Agreements would equal or exceed that provided by Dreyfus under the Former Subadvisory Agreement.

Because the engagement of ICAP is new, there is no history of profitability with regard to its arrangements with the Portfolio. As a result, the Board reviewed the profitability of ICAP on a firm-wide basis. The Board considered ICAP's 2005 pre-tax profit margin and revenues. The Board noted that ICAP, as a smaller investment boutique, did not have various cost and profit centers and therefore did not allocate revenue or expenses to specific clients. Based upon these and other considerations, the Board determined that the profit margin realized by ICAP was within an acceptable range and was reasonable.

The Board received and considered information about the potential of NYLIM and ICAP to experience economies of scale as the Portfolio grows in size. The Board noted that NYLIM's advisory fee rate and ICAP's proposed

                                                 www.mainstayfunds.com     M-423
subadvisory fee rate contain breakpoints and, accordingly, each reflects the potential to share economies of scale.

The Board considered potential "fall-out" or ancillary benefits anticipated to be received by ICAP as a result of its relationship with the Portfolio. Such benefits are expected to include benefits attributable to the Portfolio's relationship with ICAP (such as soft dollar credits, which are credits obtained through portfolio brokerage commissions that are used to purchase research products and services from brokers) and benefits potentially derived from an increase in ICAP's business as a result of its relationship with the Portfolio (such as the ability to market to other prospective clients through NYLIM's multiple distribution channels). The Board concluded that the ancillary benefits that ICAP could be expected to receive with regard to providing investment advisory and other services to the Portfolio, such as those noted above, were not unreasonable.

The Board considered that ICAP had entered into an agreement with New York Life Investment Management Holdings LLC ("NYLIM Holdings"), an affiliate of NYLIM, to become a wholly-owned indirect subsidiary of NYLIM Holdings. This transaction closed on June 30, 2006. The Board considered NYLIM's recommendation to appoint ICAP as the subadvisor to the Portfolio even if the transaction between NYLIM Holdings and ICAP did not close and ICAP remained unaffiliated with NYLIM. The Board also considered the potential benefits to the Portfolio of having an entity that is affiliated with NYLIM serve as a subadvisor to the Portfolio, such as additional transparency with regard to compliance matters through the integration of ICAP into the NYLIM compliance regime, as well as the potential benefits, economic and otherwise, to NYLIM of having an affiliated entity serve as a subadvisor to the Portfolio, such as the receipt of the subadvisory fee by an affiliate. The Board expressed the view that having ICAP operate as a stand-alone business within NYLIM Holdings could benefit the Portfolio because ICAP would likely be more responsive to Board commentary and concerns, the portfolio managers would be more accessible to the Board for presentations and ICAP's portfolio management team would be under the scrutiny of NYLIM's Investment Committee.

Considering all of these factors, the Board, including all of the Independent Directors voting separately, approved the selection of ICAP as subadvisor and concluded that the subadvisory fees to be paid to ICAP under the New Agreements were reasonable.

 M-424   MainStay VP Series Fund, Inc.

DIRECTORS AND OFFICERS*

GARY E. WENDLANDT
Chairman, Chief Executive Officer, and Director

ANNE F. POLLACK
President and Director

JILL FEINBERG
Director

DANIEL HERRICK
Director

RICHARD H. NOLAN, JR.
Director

ROBERT D. ROCK
Director and Vice President

RAYMOND STICKEL, JR.
Director

ROMAN L. WEIL
Director

JOHN A. WEISSER, JR.
Director

ROBERT A. ANSELMI
Chief Legal Officer

ARPHIELA ARIZMENDI
Treasurer and Principal Financial and Accounting Officer

MICHAEL G. GALLO
Executive Vice President

SCOTT T. HARRINGTON
Vice President--Administration

ALAN J. KIRSHENBAUM
Senior Vice President

ALISON H. MICUCCI
Senior Vice President and Chief Compliance Officer

MARGUERITE E. H. MORRISON
Secretary

RICHARD W. ZUCCARO
Vice President--Tax

INVESTMENT ADVISER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Some Portfolios may not be available in all products.
 * As of June 30, 2006.
** An affiliate of New York Life Investment Management LLC.

SUBADVISORS

MACKAY SHIELDS LLC**

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

THE DREYFUS CORPORATION

LORD, ABBETT & CO., LLC

WINSLOW CAPITAL MANAGEMENT, INC.

ADMINISTRATOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

DISTRIBUTOR

NYLIFE DISTRIBUTORS LLC

CUSTODIAN

INVESTORS BANK & TRUST COMPANY

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP

LEGAL COUNSEL

DECHERT LLP

                                                 www.mainstayfunds.com     M-425

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

New York Life Investment Management LLC is the investment advisor to The MainStay Funds.

www.MAINSTAYfunds.com

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectuses and the Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not a part of the Annual Report

                           (RECYCLE LOGO)                           MSVP10-08/06

ITEM 2. CODE OF ETHICS.

     Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

ITEM 5. AUDITED COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

     The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) The Code of Ethics referenced in Item 2 of this report was filed as an Exhibit to the report filed on March 10, 2004, accession number 0000950123-00311 and is hereby incorporated by reference.

(a)(2) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed as exhibits to this filing.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as exhibits to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP SERIES FUND, INC.


By: /s/ Gary E. Wendlandt
    ------------------------------------
    Gary E. Wendlandt
    Chairman and Principal Executive
    Officer

Date: August 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Gary E. Wendlandt
    ------------------------------------
    Gary E. Wendlandt
    Chairman and Principal Executive
    Officer

Date: August 30, 2006


By: /s/ Arphiela Arizmendi
    ------------------------------------
    Arphiela Arizmendi
    Treasurer and Principal Financial
    and Accounting Officer

Date: August 30, 2006

                                  EXHIBIT INDEX

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.